UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

GUESS?, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

October 21, 2025

Dear Stockholder:

We are pleased to invite you to attend a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of Guess?, Inc. (“Guess,” “we,” “us,” or “our”) to be held on November 21, 2025, at 9:00 a.m. (Pacific Time). The Special Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will be able to attend and participate in the Special Meeting if you pre-register for the Special Meeting by visiting www.cesonlineservices.com/gessm_vm, where you will be able to listen to the Special Meeting live, submit questions, and vote online. The attached Notice of Special Meeting of Stockholders and proxy statement (the “Proxy Statement”) contain details of the business to be conducted at the Special Meeting.

On August 20, 2025, Guess entered into an Agreement and Plan of Merger (as it may be amended, supplemented, or modified from time to time, the “Merger Agreement”) with Authentic Brands Group LLC, a Delaware limited liability company (“Authentic”), Glow Holdco 1, Inc., a Delaware corporation and, as of August 20, 2025 and until the Parent Equity Transfer (as defined below) is consummated, a wholly owned subsidiary of Authentic (“Parent”), and Glow Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement: (i) on the date on which all of the conditions to effect the Pre-Closing Restructuring (as defined below) set forth in the Merger Agreement are satisfied or waived (the “Condition Satisfaction Date”), Authentic shall transfer all of the issued and outstanding equity interests of Parent (and indirectly through ownership of Parent, Merger Sub) to a newly-formed affiliate of the Rolling Stockholders (as defined below) (“IPCo Holdings” and such transfer, the “Parent Equity Transfer”); (ii) following the Condition Satisfaction Date, and prior to the effective time of the Merger (as defined below) (the “Effective Time”), the parties will effect a pre-closing restructuring (the “Pre-Closing Restructuring”), pursuant to which, among other things, all of the rights, title, and interest owned by Guess or any of its subsidiaries or affiliates in or to Guess’ intellectual property (other than certain excluded assets) shall be transferred and assigned to certain newly-formed subsidiaries of Guess (the “Company IPCos”); (iii) following the Pre-Closing Restructuring and immediately prior to the Effective Time, (a) Authentic (or its designee(s)) shall purchase all right, title, and interest in at least 51% of the issued and outstanding equity interests of the Company IPCos and (b) at Parent’s option, IPCo Holdings (or its designee) shall purchase all right, title, and interest in up to 19% of the issued and outstanding equity interests of the Company IPCos (the sales to Authentic (or its designee(s)) and IPCo Holdings (or its designee) contemplated by the foregoing clauses (a) and (b) are collectively referred to as the “Disposition”); and (iv) at the Effective Time, Merger Sub shall be merged with and into Guess (the “Merger”), with Guess continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent.

At the Special Meeting, you will be asked to consider and vote on: (i) a proposal to adopt the Merger Agreement and approve the Merger and a resolution approving the Disposition (the “Merger Proposal”); (ii) a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Guess to its named executive officers in connection with the Merger (the “Compensation Proposal”); and (iii) a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if deemed by the Special Committee (as defined below) to be necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal (the “Adjournment Proposal”).

If Guess’ stockholders approve the Merger Proposal and all other conditions to the closing of the Merger are either satisfied or waived, Merger Sub will merge with and into Guess, with Guess surviving the Merger as the Surviving Corporation and a wholly owned subsidiary of Parent (the “Closing”). Upon completion of the Merger, each share of Guess’ common stock, $0.01 par value per share (the “Guess Common Stock”), issued and outstanding as of immediately prior to the Effective Time (other than Excluded Shares (as defined below) and Dissenting Shares (as defined below)) (i) will be cancelled and converted into the right to receive $16.75 in cash, without interest (the “Per Share Merger Consideration”) and less any required tax withholdings (unless appraisal rights have been properly perfected and exercised and not validly withdrawn or subsequently lost) and (ii) will be delisted from the New York Stock Exchange (the “NYSE”) and will no longer be publicly traded. The Per Share Merger Consideration represents an approximately 73% premium to the unaffected closing price per share of Guess Common Stock on March 14, 2025, the last trading day before Guess announced the receipt of an unsolicited proposal to acquire Guess from a third party. In addition, as a result of the Merger, Guess Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in accordance with applicable laws, rules, and regulations, and Guess will no longer file periodic reports with the U.S. Securities and Exchange Commission (the “SEC”) on account of Guess Common Stock. If the Merger is consummated, you will not own any shares of capital stock of the Surviving Corporation.

The Per Share Merger Consideration will not be deliverable with respect to (i) shares of Guess Common Stock owned by Authentic, Parent, Merger Sub, or any other controlled affiliate of Authentic or Parent, Guess or any wholly owned subsidiary of Guess, and in each case not held on behalf of third parties, or shares owned beneficially or of record by the Rolling Stockholders (as defined below) as of immediately prior to the Effective Time (the “Excluded Shares”), or (ii) shares of Guess Common Stock outstanding immediately prior to the Effective Time and that are held by any stockholder who has duly and validly demanded appraisal pursuant to Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) and has not effectively withdrawn or otherwise waived or lost such right to appraisal under Section 262 of the DGCL (the “Dissenting Shares”). A copy of the relevant provisions of the DGCL is included as Annex C to the Proxy Statement.

The proposed Merger is a “going private transaction” under the rules of the SEC. If the Merger is consummated, Guess Common Stock will be delisted from the NYSE and Guess will become a privately held company that is wholly owned by Parent.

A Special Committee composed solely of independent and disinterested directors (the “Special Committee”) was formed by Guess’ Board of Directors (the “Guess Board”) and, with the assistance of its own independent financial and legal advisors, considered, evaluated, and negotiated the Per Share Merger Consideration and the other terms of the Merger Agreement. The Special Committee unanimously: (i) determined that the Merger Agreement, the Voting Agreement (as defined below), and the transactions contemplated by the Merger Agreement, including the Merger and Disposition (the “Transactions”), are fair to, and in the best interests of, the holders of the outstanding shares of Guess Common Stock, excluding (a) Authentic, Parent and Merger Sub, and their respective controlled affiliates (if applicable), (b) Paul Marciano, Carlos Alberini, certain trusts, foundations, and/or affiliates of each of them and of Maurice Marciano and certain other Guess stockholders parties to the Voting Agreement (as defined below) (collectively, the “Supporting Stockholders”), and their respective affiliates, (c) certain additional family members of the Supporting Stockholders, (d) the members of the Guess Board, and (e) any person that Guess has determined to be an “officer” of Guess within the meaning of Section 16a-1(f) of the Exchange Act (such holders, the “Unaffiliated Company Stockholders”) and (ii) recommended to the Guess Board that it (x) approve and declare advisable the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, (y) determine that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders, and (z) recommend that the stockholders adopt the Merger Agreement and approve the Merger and Disposition at any meeting of Guess’ stockholders. Acting on the unanimous recommendation of the Special Committee, the Guess Board (with Messrs. Marciano and Alberini recusing themselves): (i) approved and declared advisable the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition; (ii) determined that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, are fair to, and in the best interests of, Guess and its stockholders, including the Unaffiliated Company Stockholders; (iii) resolved to recommend that the stockholders adopt the Merger Agreement and approve the Merger and Disposition at any meeting of Guess’ stockholders; and (iv) directed that the Merger Agreement, including the Merger and Disposition, be submitted to the stockholders for their adoption and approval at the Special Meeting.

Acting upon the unanimous recommendation of the Special Committee, the Guess Board (with Messrs. Marciano and Alberini recusing themselves) recommends that you vote: (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal.

Your vote is very important, regardless of the number of shares you own. Approval of the Merger Proposal requires an affirmative vote of (i) the holders of a majority of the outstanding shares of Guess Common Stock entitled to vote on the Merger Proposal (the “Statutory Merger Approval”) and (ii) a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the DGCL, and excluding any stockholder that is not an Unaffiliated Company Stockholder) (the “Unaffiliated Stockholder Approval,” and, together with the Statutory Merger Approval, the “Requisite Company Vote”). Approval of the Compensation Proposal and the Adjournment Proposal each requires the affirmative vote of a majority of shares of Guess Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereat. The holders of a majority of the outstanding shares of Guess Common Stock entitled to vote, either in person or by proxy, will constitute a quorum at the Special Meeting. Each record holder of Guess Common Stock is entitled to one vote for each share of Guess Common Stock owned of record as of the close of business on October 20, 2025 (the “Record Date”).

The accompanying Proxy Statement provides detailed information about the Special Meeting, the Merger Proposal and the other proposals to be considered at the Special Meeting. A copy of the Merger Agreement is attached as Annex A to the Proxy Statement. The accompanying Proxy Statement also describes the actions and determinations of the Guess Board and the Special Committee in connection with their evaluation of, among other things, the Merger Agreement, including the Merger and Disposition. Please read the Proxy Statement and its annexes, including the Merger Agreement, carefully and in their entirety, as they contain important information. In particular, you should read the “Risk Factors” section beginning on page 13 of our annual report on Form 10-K for the fiscal year ended February 1, 2025, the “Risk Factors” section beginning on page 81 of our quarterly report on Form 10-Q for the quarter ended August 2, 2025, and other risk factors detailed from time to time in Guess’ reports filed with the SEC and incorporated by reference in the Proxy Statement, for risks relating to our business and for a discussion of the risks that you should consider in evaluating the proposed transaction and how it may affect you.

Concurrently with the execution and delivery of the Merger Agreement, Authentic and Guess entered into a voting and support agreement (the “Voting Agreement”) with the Supporting Stockholders, pursuant to which each of the Supporting Stockholders have agreed to, among other things, vote or cause to be voted, all of their respective shares of Guess Common Stock in favor of any proposal to adopt the Merger Agreement and approve the Merger and Disposition and against certain actions that are intended or would reasonably be expected to impede, interfere with, delay, postpone, adversely affect, or prevent the consummation of the Merger, the Disposition, or the other Transactions. The Voting Agreement also includes certain restrictions on the transfer of Guess Common Stock by the Supporting Stockholders and requires the Supporting Stockholders to take certain actions under the Merger Agreement. A copy of the Voting Agreement is attached as Annex D to the Proxy Statement.

Concurrently with the execution and delivery of the Merger Agreement, Authentic and Paul Marciano, Carlos Alberini, certain trusts, foundations, and/or affiliates of each of them and of Maurice Marciano, and Nicolai Marciano (the “Rolling Stockholders”) entered into the Interim Investors Agreement (the “Interim Investors Agreement”). Pursuant to the terms of the Interim Investors Agreement and subject to the terms and conditions contained therein, immediately prior to the Effective Time, each of the Rolling Stockholders will contribute or otherwise transfer, directly or indirectly, to IPCo Holdings any shares of Guess Common Stock owned by them beneficially or of record. As a result of the Merger, the Excluded Shares contributed to IPCo Holdings will be cancelled and extinguished without any conversion thereof or consideration paid therefor and will cease to exist.

It is very important that your shares be represented and voted at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to vote as soon as possible.

If, on the Record Date, your shares were registered directly in your name with the transfer agent for Guess Common Stock, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote over the Internet (either directly through the website provided or via QR Code on your mobile device), by telephone, or by mailing the Proxy Card in the postage-paid envelope provided. Returning your Proxy Card by mail or voting by Internet or telephone does not prevent you from attending the Special Meeting virtually and voting your shares at the Special Meeting. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Special Meeting.

If your shares of Guess Common Stock are held in a brokerage account or by a bank, broker, trustee, or other nominee (i.e., your shares are held in “street name”), you will receive a Voting Instruction Form from such nominee. You may provide voting instructions to your nominee as to how to vote your shares by following the instructions set forth on your Voting Instruction Form. If you are such a stockholder and you wish to vote your shares online during the virtual Special Meeting, rather than submitting your voting instructions before the Special Meeting, you will need to contact your nominee to obtain a legal proxy form that you will need to submit electronically with your ballot during the online virtual Special Meeting using a PDF, JPG, JPEG, GIF, or PNG file format.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders Call Toll Free: (877) 825-8772

Banks and Brokers Call Collect: (212) 750-5833

Thank you for your ongoing support of Guess and your consideration of this matter.

Alejandro (Alex) Yemenidjian Chairman of the Guess Board and Special Committee

Neither the SEC nor any state securities regulatory agency has approved or disapproved the Merger or Disposition, passed upon the merits or fairness of the Merger or Disposition or passed upon the adequacy or accuracy of the disclosure in the accompanying Proxy Statement. Any representation to the contrary is a criminal offense.

GUESS?, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on November 21, 2025

Time and Date:	9:00 a.m. (Pacific Time) on November 21, 2025

Place:

A special meeting of stockholders (the “Special Meeting”) of Guess?, Inc. (“Guess,” “we,” “us,” or “our”) will be conducted virtually, via a live audio webcast; there will be no physical meeting location. You will not be able to attend the Special Meeting in person.

Virtual Meeting Access:

If you have pre-registered to attend the Special Meeting (see “Attendance” below), you will be able to be deemed present, vote, and submit your questions during the meeting by visiting www.cesonlineservices.com/gessm_vm. Details regarding how to participate in the meeting online and the business to be conducted at the Special Meeting are more fully described in the accompanying Proxy Statement.

Purpose and Items of Business:

1.   To consider and vote upon a proposal to adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), dated as of August 20, 2025, by and among Guess, Authentic Brands Group LLC, Glow Holdco 1, Inc. (“Parent”), and Glow Merger Sub 1, Inc. (“Merger Sub”) and approve the merger of Merger Sub, a wholly owned subsidiary of Parent, with and into Guess (the “Merger”), and a resolution approving the Disposition (as defined in the Proxy Statement) (the “Merger Proposal”).

2.   To consider and vote upon a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Guess to its named executive officers in connection with the Merger (the “Compensation Proposal”).

3.   To consider and vote upon a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if deemed by the Special Committee, composed solely of independent and disinterested directors (the “Special Committee”) and formed by Guess’ Board of Directors (the “Guess Board”), to be necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal (the “Adjournment Proposal”).

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders. Acting on the unanimous recommendation of the Special Committee, the Guess Board (with Messrs. Marciano and Alberini recusing themselves) recommends a vote on the enclosed Proxy Card “FOR” each of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.

Adjournments and Postponements:

Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote at the Special Meeting only if you were a stockholder of Guess as of the close of business on October 20, 2025 (the “Record Date”).

Attendance:

The Special Meeting will be conducted virtually, via a live audio webcast; there will be no physical meeting location. The process for attending and participating in the virtual Special Meeting will depend on whether you are a registered holder or a beneficial holder. You must pre-register to attend the virtual Special Meeting. For specific instructions on how to pre-register, attend, and participate, please refer to the section of this Proxy Statement captioned “Questions and Answers about the Special Meeting and the Merger” beginning on page 13 of the Proxy Statement accompanying this Notice of Special Meeting of Stockholders.

Voting:

Your vote is very important. Whether or not you expect to attend the virtual Special Meeting, we encourage you to submit your proxy as soon as possible using one of the following three methods: (i) accessing the website set forth on your enclosed Proxy Card and following the instructions, (ii) calling the toll-free number listed on your enclosed Proxy Card and following the instructions, or (iii) completing, signing, dating, and returning the Proxy Card by mail in the postage-paid envelope provided. You are urged to complete and submit the enclosed Proxy Card, even if your shares were sold after the Record Date. For specific instructions on how to vote your shares, please refer to the section of this Proxy Statement captioned “Questions and Answers about the Special Meeting and the Merger” beginning on page 13 of the accompanying Proxy Statement and the instructions on the Proxy Card.

If your shares of Guess’ common stock, $0.01 par value per share (the “Guess Common Stock”) are held in a brokerage account or by a bank, broker, trustee, or other nominee (i.e., your shares are held in “street name”), you will receive a Voting Instruction Form from that nominee. You may provide voting instructions to your nominee as to how to vote your shares by following the instructions set forth on your Voting Instruction Form.

The Guess Board (with Messrs. Marciano and Alberini recusing themselves) recommends that you vote “FOR” each of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.

The accompanying Proxy Statement provides detailed information about the matters to be considered at the Special Meeting. This Notice and the accompanying Proxy Statement and form of Proxy Card are being sent to stockholders as of the Record Date, on or about October 21, 2025.

Under Delaware law, stockholders and beneficial owners who do not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of their issued and outstanding Guess Common Stock as determined by the Delaware Court of Chancery if the Merger is consummated, but only if they submit a written demand for such an appraisal to Guess before the vote on the Merger Proposal and comply with the other Delaware law procedures explained in the accompanying Proxy Statement. The relevant provisions of the General Corporation Law of the State of Delaware (the “DGCL”) are included as Annex C to the accompanying Proxy Statement.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR ON YOUR VOTING INSTRUCTION FORM AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE, OR MAIL AS DESCRIBED ON THE PROXY CARD OR BY FOLLOWING THE INSTRUCTIONS ON THE VOTING INSTRUCTION FORM. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM PRIOR TO THE SPECIAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE SPECIAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A LEGAL PROXY FROM YOUR BANK, BROKER, TRUSTEE, OR OTHER NOMINEE, YOU STILL MAY ATTEND THE VIRTUAL SPECIAL MEETING AND VOTE YOUR SHARES AT THE SPECIAL MEETING IF YOU HAVE PRE-REGISTERED.

Regardless of the number of shares of Guess Common Stock that you own, your vote is important. Thank you for your continued support, interest and investment in Guess.

BY ORDER OF THE CHAIRMAN OF THE GUESS BOARD,

Alejandro (Alex) Yemenidjian Chairman of the Guess Board

This Proxy Statement is dated October 21, 2025 and, together with the enclosed form of Proxy Card, is first being sent to stockholders on or about October 21, 2025.

SUMMARY TERM SHEET	1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	11

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	13

SPECIAL FACTORS	27

THE MERGER AGREEMENT	100

THE VOTING AGREEMENT	128

THE INTERIM INVESTORS AGREEMENT	130

PARTIES TO THE MERGER	136

THE SPECIAL MEETING	138

PROPOSAL NO. 1: THE MERGER PROPOSAL	144

PROPOSAL NO. 2: ADVISORY VOTE ON CERTAIN COMPENSATION THAT MAY BE PAID OR BECOME PAYABLE TO GUESS’ NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER	145

PROPOSAL NO. 3: ADJOURNMENT OF THE SPECIAL MEETING	146

OTHER IMPORTANT INFORMATION REGARDING GUESS	147

IMPORTANT INFORMATION REGARDING AUTHENTIC	154

IMPORTANT INFORMATION REGARDING PARENT AND MERGER SUB	156

IMPORTANT INFORMATION REGARDING THE ROLLING STOCKHOLDERS	158

APPRAISAL RIGHTS	166

STOCKHOLDER PROPOSALS AND NOMINATIONS	173

WHERE YOU CAN FIND MORE INFORMATION	175

MISCELLANEOUS	177

ANNEX A: AGREEMENT AND PLAN OF MERGER	A-1

ANNEX B: OPINION OF SOLOMON	B-1

ANNEX C: APPRAISAL RIGHTS UNDER DELAWARE GENERAL CORPORATION LAW	C-1

ANNEX D: VOTING AGREEMENT	D-1

ANNEX E: INTERIM INVESTORS AGREEMENT	E-1

SUMMARY TERM SHEET

The following summary term sheet highlights selected information in this proxy statement (this “Proxy Statement”) and may not contain all of the information in this Proxy Statement that may be important to you. Accordingly, we encourage you to carefully read the more detailed information contained elsewhere in this Proxy Statement, including the annexes to this Proxy Statement and the other documents to which we refer in this Proxy Statement. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section of this Proxy Statement captioned “Where You Can Find More Information.”

Introduction

On August 20, 2025, Guess?, Inc. (“Guess,” “we,” “us,” or “our”) entered into an Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Glow Merger Sub 1, Inc. (“Merger Sub”) will merge with and into Guess, with Guess continuing as the surviving corporation (“Surviving Corporation”) and a wholly owned subsidiary of Glow Holdco 1, Inc. (“Parent”) (the “Merger”).

Guess is inviting its stockholders to a special meeting of stockholders of Guess (including any adjournments or postponements thereof, the “Special Meeting”) and asking its stockholders to approve: (i) a proposal to adopt the Merger Agreement and approve the Merger and a resolution approving (a) the purchase by Authentic (or its designee(s)) of all right, title and interest in at least 51% of the issued and outstanding equity interests of the Company IPCos (as defined below) and (b) at Parent’s option, the purchase by IPCo Holdings (or its designee) of all right, title and interest in up to 19% of the issued and outstanding equity interests of the Company IPCos (such sales and purchases collectively, the “Disposition”) (the “Merger Proposal”); (ii) a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Guess to its named executive officers in connection with the Merger (the “Compensation Proposal”); and (iii) a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if deemed by the Special Committee (as defined below) to be necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal (the “Adjournment Proposal”).

Special Factors

Background of the Merger

For a description of the background of the Merger, including our discussions with Authentic Brands Group LLC (“Authentic”), Parent, and Merger Sub, see the section of this Proxy Statement captioned “Special Factors—Background of the Merger.”

Reasons for the Merger; Recommendation of the Special Committee and the Guess Board; Fairness of the Merger

Guess’ Board of Directors (the “Guess Board”) formed a special committee consisting solely of independent and disinterested directors to negotiate and evaluate any acquisition proposal (the “Special Committee”). After careful consideration, with the assistance of independent financial and legal advisors, the Special Committee unanimously: (i) determined that the Merger Agreement, the Voting Agreement (as defined below) and the transactions contemplated by the Merger Agreement, including the Merger and Disposition (the “Transactions”), are fair to, and in the best interests of, the holders of the outstanding shares of Guess Common Stock, excluding (a) Authentic, Parent and Merger Sub, and their respective controlled affiliates (if applicable), (b) Paul Marciano, Carlos Alberini, certain trusts, foundations and/or affiliates of each of them and of Maurice Marciano, and

Nicolai Marciano (the “Rolling Stockholders”), and their respective affiliates, (c) certain additional family members of the Rolling Stockholders, (d) the members of the Guess Board, and (e) any person that Guess has determined to be an “officer” of Guess within the meaning of Section 16a-1(f) of the Securities Exchange Act of 1934, as amended (such holders, the “Unaffiliated Company Stockholders”) and (ii) recommended to the Guess Board that it (a) approve and declare advisable the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, (b) determine that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, are fair to, and in the best interests of, the holders of the outstanding shares of Guess Common Stock, excluding (a) Authentic, Parent and Merger Sub, and their respective controlled affiliates (if applicable), (b) Paul Marciano, Carlos Alberini, certain trusts, foundations, and/or affiliates of each of them and of Maurice Marciano and certain other Guess stockholders parties to the Voting Agreement (collectively, the “Supporting Stockholders”), and their respective affiliates, (c) certain additional family members of the Supporting Stockholders, (d) the members of the Guess Board, and (e) any person that Guess has determined to be an “officer” of Guess within the meaning of Section 16a-1(f) of the Exchange Act (such holders, the “Unaffiliated Company Stockholders”), and (c) recommend that Guess stockholders adopt the Merger Agreement and approve the Merger and Disposition.

Based on its evaluation and having received the recommendation of the Special Committee, the Guess Board (with Messrs. Marciano and Alberini recusing themselves): (i) approved and declared advisable the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition; (ii) determined that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, are fair to, and in the best interests of, Guess and Guess’ stockholders, including the Unaffiliated Company Stockholders; (iii) resolved to recommend that Guess’ stockholders adopt the Merger Agreement and approve the Merger and Disposition; and (iv) directed that the Merger Agreement, including the Merger and Disposition, be submitted to Guess’ stockholders for their adoption and approval at any meeting of Guess’ stockholders.

Accordingly, the Guess Board (with Messrs. Marciano and Alberini recusing themselves) recommends that you vote: (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal.

For the factors considered by the Guess Board and Special Committee in reaching the decision to approve and recommend the Merger Agreement, see the section of this Proxy Statement captioned “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and the Guess Board; Fairness of the Merger.”

Opinion of Solomon

At the request of the Special Committee, Solomon Partners Securities, LLC (“Solomon”) delivered its oral opinion to the Special Committee, subsequently confirmed in writing by delivery of its written opinion, dated August 20, 2025, to the Special Committee, that, as of the date of the written opinion and based upon and subject to the factors and assumptions set forth therein, the $16.75 in cash per share of Guess’ common stock, $0.01 par value per share (the “Guess Common Stock”) to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the shares of Guess Common Stock, pursuant to the Merger Agreement, was fair from a financial point of view to such holders.

The full text of the written opinion of Solomon, dated August 20, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this Proxy Statement as Annex B and is incorporated into this Proxy Statement in its entirety. You are encouraged to read the opinion carefully and in its entirety. Solomon provided its opinion for the information and assistance of the Special Committee in connection with its consideration of the Merger. The Solomon opinion does not constitute a recommendation to any Guess stockholder as to how any such Guess stockholder should vote with respect to the Merger and Disposition or act on any matter relating to the Merger and Disposition.

For more information, see the section of this Proxy Statement captioned “Special Factors—Opinion of Solomon.”

Position of the Rolling Stockholders, Parent and Merger Sub as to the Fairness of the Merger

Under the U.S. Securities and Exchange Commission (the “SEC”) rules governing “going-private” transactions, the Rolling Stockholders, Parent, and Merger Sub may be deemed to be affiliates of Guess and therefore are required to express their belief as to the fairness of the Merger to the Unaffiliated Company Stockholders. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Guess Board and the Special Committee discussed in the section of this Proxy Statement captioned “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and the Guess Board; Fairness of the Merger” (which analysis and resulting conclusions the Rolling Stockholders, Parent, and Merger Sub expressly adopt), the Rolling Stockholders, Parent, and Merger Sub believe that the Merger is procedurally and substantively fair to the Unaffiliated Company Stockholders. The view of the Rolling Stockholders, Parent, and Merger Sub as to the fairness of the Merger is not intended to be and should not be construed as a recommendation to any Guess stockholder as to how such stockholder should vote on the Merger Proposal. The Rolling Stockholders, Parent, and Merger Sub have interests in the Merger that are different from, and in addition to, those of the Unaffiliated Company Stockholders. For a description of the Rolling Stockholders’, Parent’s, and Merger Sub’s position as to the fairness of the Merger to the Unaffiliated Company Stockholders, see the section of this Proxy Statement captioned “Special Factors—Position of the Rolling Stockholders, Parent and Merger Sub as to the Fairness of the Merger.”

Position of Authentic as to the Fairness of the Merger

Under the SEC rules governing “going-private” transactions, Authentic may be deemed an affiliate of Guess and therefore is required to express its belief as to the fairness of the Merger to the Unaffiliated Company Stockholders. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Board and the Special Committee discussed in the section of this Proxy Statement captioned “Special Factors—Reasons for the Transaction; Recommendation of the Special Committee and the Guess Board; Fairness of the Merger” (which analysis and resulting conclusions Authentic expressly adopts), Authentic believes that the Merger is procedurally and substantively fair to the Unaffiliated Company Stockholders. The view of Authentic as to the fairness of the Merger is not intended to be and should not be construed as a recommendation to any Guess stockholder as to how that stockholder should vote on the Merger Proposal. Authentic has interests in the Merger that are different from, and in addition to, those of the Unaffiliated Company Stockholders. For a description of Authentic’s position as to the fairness of the Merger to the Unaffiliated Company Stockholders, see the section of this Proxy Statement captioned “Special Factors—Position of Authentic as to the Fairness of the Merger.”

Certain Effects of the Merger

Treatment of the Shares of Guess Common Stock. At the effective time of the Merger (the “Effective Time”), each outstanding share of Guess Common Stock (other than shares of Guess Common Stock owned by Authentic, Parent, Merger Sub, or any other controlled affiliate of Authentic or Parent, Guess or any wholly owned subsidiary of Guess, and in each case not held on behalf of third parties, or shares owned beneficially or of record by the Rolling Stockholders as of immediately prior to the Effective Time (the “Excluded Shares”) and shares of Guess Common Stock outstanding immediately prior to the Effective Time and that are held by any stockholder who has duly and validly demanded appraisal pursuant to Section 262 of the General Corporation Law of the State of

Delaware (the “DGCL”) and has not effectively withdrawn or otherwise waived or lost such right to appraisal under Section 262 of the DGCL (the “Dissenting Shares”)) will be converted into the right to receive the $16.75 in cash, without interest (the “Per Share Merger Consideration”), less any required tax withholdings.

Treatment of Guess Equity Awards. At the Effective Time:

(i)

each outstanding option to purchase shares of Guess Common Stock granted under the Guess?, Inc. 2004 Equity Incentive Plan, as amended (the “Equity Incentive Plan” and each outstanding option thereunder, a “Company Option”) will fully vest and entitle the holder of such Company Option to receive, without interest, an amount in cash equal to the product of multiplying (a) the number of shares of Guess Common Stock subject to such vested Company Option as of immediately prior to the Effective Time and (b) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of Guess Common Stock subject to such Company Option;

(ii)

each outstanding award of restricted stock units granted under the Equity Incentive Plan, to the extent such award is subject to performance-based vesting requirements applicable to a performance period that has not been completed as of the Closing of the Transactions (the “Closing,” and each such award, a “Company PSU”), will vest as determined by the Compensation Committee of the Guess Board (the “Compensation Committee”) in accordance with the provisions of the applicable award agreement on the basis that the Merger and Disposition constitute a “Change in Control” under the Equity Incentive Plan and entitle the holder of such Company PSU to receive, without interest, an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such vested portion of the Company PSU immediately prior to the Effective Time and (b) the Per Share Merger Consideration (except that, as to any such Company PSUs held by the Rolling Stockholders, such vested portion of the Company PSUs will be converted into the number of shares of Guess Common Stock underlying such Company PSUs immediately prior to the Effective Time and such shares will be treated as shares owned beneficially or of record by the Rolling Stockholders as of immediately prior to the Effective Time (the “Rollover Shares”));

(iii)

each outstanding restricted stock unit granted under the Equity Incentive Plan that is not a Company PSU (including restricted stock units that were granted as performance-based restricted stock units and which would be Company PSUs but for the fact that the applicable performance period has been completed as of the Closing) (a “Company RSU”) will vest and entitle the holder of such Company RSU to receive, without interest, an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such vested Company RSU immediately prior to the Effective Time and (b) the Per Share Merger Consideration (except that, as to any such Company RSUs held by the Rolling Stockholders, such Company RSUs will be converted into the number of shares of Guess Common Stock underlying such Company RSUs immediately prior to the Effective Time and such shares will be treated as Rollover Shares); and

(iv)

each outstanding restricted stock award granted under the Equity Incentive Plan as of immediately prior to the Effective Time (a “Company RSA”) will vest and entitle the holder of such Company RSA to receive, without interest, an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such vested Company RSA immediately prior to the Effective Time and (b) the Per Share Merger Consideration (except that, as to any such Company RSAs held by the Rolling Stockholders, such Company RSAs will instead be treated as Rollover Shares).

All payments made in connection with the treatment of Guess equity awards are subject to withholding taxes as required by law and, in the case of any Company PSU, Company RSU, and Company RSA, will include payment of any accrued and unpaid dividends and dividend equivalents corresponding to the award.

For more information, see the section of this Proxy Statement captioned “Special Factors—Treatment of Guess Equity Awards.”

Interests of Executive Officers and Directors of Guess in the Merger

When considering the recommendation of the Guess Board with respect to the Merger Proposal, you should be aware that Guess’ directors and executive officers may have interests in the Merger that are different from, or in addition to, those of the stockholders of Guess more generally. The Guess Board and the Special Committee were aware of and considered these interests during their deliberations on the merits of the Merger and the Merger Agreement.

The interests of Guess’ non-employee directors and executive officers include the following:

•	Guess’ executive officers as of immediately prior to the Effective Time will be the initial executive officers of the Surviving Corporation;

•	accelerated vesting of Guess equity-based awards as described below;

•	the right to indemnification and liability insurance coverage that will survive the Closing;

•	severance benefits for certain executive officers pursuant to their employment agreements in the event of an involuntary termination of employment as described below;

•	retention bonuses for Alberto Toni pursuant to his employment agreement, provided the Merger closes prior to June 2026;

•

the ownership of Parent and Merger Sub by Paul Marciano, Carlos Alberini, and their respective trusts, foundations, and affiliates following the Parent Equity Transfer (as defined below in the section of this Proxy Statement captioned “The Merger Agreement—Phase I Restructuring and Pre-Closing Restructuring”);

•	the ownership of the Surviving Corporation by Paul Marciano, Carlos Alberini, and their respective trusts, foundations, and affiliates following the Closing;

•	the up to 49% ownership of the Company IPCos by Paul Marciano, Carlos Alberini, and the other Rolling Stockholders following the Closing;

•

the right of Paul Marciano and Carlos Alberini, and their respective trusts, foundations, family members and affiliates, as Rolling Stockholders, to exchange their indirect equity interests in the Company IPCos for equity interests in Authentic, at various times and subject to certain terms and conditions; and

•

Authentic’s grant of profits interests in Authentic to certain members of management of the Surviving Corporation (to be mutually agreed by the Surviving Corporation and Authentic, and to include Paul Marciano and Carlos Alberini) in consideration for their services to the Company Swiss IPCo and the Company US IPCo.

For more information, see the section of this Proxy Statement captioned “Special Factors—Interests of Executive Officers and Directors of Guess in the Merger.”

Material U.S. Federal Income Tax Consequences of the Merger

The receipt of the Per Share Merger Consideration in exchange for shares of Guess Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. You should consult your own tax advisor concerning the U.S. tax consequences relating to the Merger in light of your particular circumstances and any consequences arising under federal non-income tax laws of the laws of any territory, state, local, or non-U.S. taxing jurisdiction.

For more information, see the section of this Proxy Statement captioned “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger.”

Financing of the Merger

The anticipated total consideration necessary to complete the Merger, including to pay all associated costs and expenses of the Merger, will be approximately $1.475 billion. These amounts are expected to be funded by available cash on hand, including cash on hand of Authentic used to fund the Investor Loans (as defined below), Authentic’s existing debt financing arrangements (including securing incremental or other indebtedness permitted under such existing debt financing arrangements), and the value of the Rollover Shares. The obligations of Authentic under the Merger Agreement are not subject to any condition regarding Authentic’s ability to obtain financing. For more information, see the section of this Proxy Statement captioned “Special Factors—Financing of the Merger.”

Transaction Litigation

As of the date of this Proxy Statement, there are no pending lawsuits challenging the Merger. Guess has received three demand letters from purported Guess stockholders alleging deficiencies or omissions in the preliminary proxy statement filed by Guess on October 3, 2025. The demand letters seek additional disclosures to remedy these purported deficiencies. In addition, Guess has received a demand for books and records pursuant to Section 220 of the DGCL to purportedly investigate the Merger and related matters.

Potential plaintiffs may file lawsuits challenging the Merger. Additional demand letters relating to the Merger may also be received and/or filed in the future. The outcome of any future litigation is uncertain.

The Merger Agreement

A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this Proxy Statement and which is incorporated by reference in this Proxy Statement, is described in the section of this Proxy Statement captioned “The Merger Agreement.” Among other things, the Merger Agreement includes the following terms:

Phase I Restructuring and Pre-Closing Restructuring

Prior to the date on which all of the conditions to effect the Pre-Closing Restructuring (as defined below) set forth in the Merger Agreement are satisfied or waived (the “Condition Satisfaction Date”), Guess will effect the Phase I Restructuring, pursuant to which, among other things, Guess will cause the formation of certain entities and the making of certain ministerial filings. Prior to the Effective Time, but subject to the occurrence of the Condition Satisfaction Date, Guess and Parent will effect the Pre-Closing Restructuring, pursuant to which, among other things, (i) all of the Company IPCo Assets (as defined in the section of this Proxy Statement captioned “The Merger Agreement—Phase I Restructuring and Pre-Closing Restructuring”) will be transferred to a Swiss company to be formed by Guess as a subsidiary pursuant to the Phase I Restructuring (the “Company Swiss IPCo”) and a Delaware limited liability company to be formed by Guess as a subsidiary pursuant to the Phase I Restructuring (the “Company US IPCo” and, together with the Company Swiss IPCo, the “Company

IPCos”) and (ii) Authentic will effect the Parent Equity Transfer. On the Closing Date, following the consummation of the Phase I Restructuring and the Pre-Closing Restructuring and immediately prior to the Effective Time, Authentic (or its designee(s)) will purchase and acquire from Guess (or its applicable affiliate) all right, title, and interest in the Authentic Acquired IPCo Equity. Also, Parent may elect to cause IPCo Holdings (as defined below) or its designee to purchase and acquire from Guess (or its applicable affiliate) all right, title, and interest in the Investor Acquired IPCo Equity on the Closing Date, following the consummation of the Pre-Closing Restructuring Plan and immediately prior to the Effective Time.

Closing and Effective Time of the Merger. Assuming timely satisfaction of necessary closing conditions set forth in the Merger Agreement, including the approval of the Merger Proposal by Guess’ stockholders, we expect the Merger to close in the fourth quarter of Guess’ 2026 fiscal year, which ends January 31, 2026. Guess, however, cannot assure completion of the Merger by any particular date, if at all.

Conditions to the Pre-Closing Restructuring. The respective obligations of Guess, Authentic, Parent, and Merger Sub, as applicable, to effect the Pre-Closing Restructuring are subject to the satisfaction or waiver of a number of conditions. These conditions include the following:

•	the Requisite Company Vote (as defined below) will have been obtained;

•

all waiting periods (and any extensions thereof) applicable to the consummation of the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and any commitment to, or agreement with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the Transactions, will have expired or been terminated, and all Required Regulatory Approvals (as defined in the section of this Proxy Statement captioned “Special Factors—Regulatory Approvals”) will have been obtained and will remain in full force and effect;

•

no governmental entity of competent jurisdiction will have enacted, issued, promulgated, enforced, or entered any law or order (whether temporary, preliminary, or permanent) that is in effect and enjoins, prohibits, makes unlawful, or prevents the consummation of the Transactions;

•	the accuracy of the representations and warranties of the other parties contained in the Merger Agreement (generally subject to certain materiality qualifiers);

•	the other parties will each have performed in all material respects each of its obligations required to be performed by it under the Merger Agreement at or prior to the Condition Satisfaction Date;

•

with respect to Authentic’s, Parent’s, and Merger Sub’s obligations to effect the Pre-Closing Restructuring, there will not have occurred any Material Adverse Effect (as defined in the section of this Proxy Statement captioned “The Merger Agreement—Representations and Warranties”) that is continuing since August 20, 2025 and through the Condition Satisfaction Date; and

•	certifications by each of the other parties that such relevant conditions have been satisfied.

Conditions to the Closing. The respective obligations of Guess, Authentic, Parent, and Merger Sub, as applicable, to effect the Closing is subject to the satisfaction or waiver of a number of conditions. These conditions include the following:

•	all Required Regulatory Approvals will have been obtained and will remain in full force and effect;

•

no governmental entity of competent jurisdiction will have enacted, issued, promulgated, enforced, or entered any law or order (whether temporary, preliminary, or permanent) that is in effect and enjoins, prohibits, makes unlawful, or prevents the consummation of the Transactions;

•	the Phase I Restructuring and the Pre-Closing Restructuring (including the Parent Equity Transfer) will have been consummated in all material respects;

•

with respect to Authentic’s, Parent’s, and Merger Sub’s obligations to effect the Closing, the accuracy of the representations and warranties of Guess relating to Guess’ capitalization and with respect to Guess’ obligation to effect the Closing, the accuracy of the representations and warranties of Parent and Merger Sub relating to Parent’s and Merger Sub’s solvency contained in the Merger Agreement (generally subject to certain materiality qualifiers);

•

the other parties will each have performed in all material respects each of its obligations required to be performed by it under the Merger Agreement from and after the Condition Satisfaction Date until the Closing; and

•	certification by the other parties that such relevant conditions have been satisfied.

Guess Board and Special Committee Recommendation Changes. Except as permitted under the Merger Agreement, the Guess Board and the Special Committee will not (i) change their recommendation in favor of the adoption of the Merger Agreement and approval of the Disposition or (ii) cause or permit Guess or any of its subsidiaries to enter into an Alternative Acquisition Agreement or agree, authorize, or commit to do so.

Termination and Termination Fee. The Merger Agreement provides for certain termination rights, including, among others, the right of the parties to terminate the Merger Agreement (i) by mutual written consent; (ii) if the Transactions have not been consummated as of August 20, 2026; (iii) if the Requisite Company Vote is not obtained; (iv) if there is any order or applicable law prohibiting or permanently enjoining the Transactions; and (v) if Guess, on the one hand, or Authentic, Parent, or Merger Sub, on the other hand, breaches its representations or covenants and such breach would result in the failure of a condition to Closing or the Pre-Closing Restructuring in favor of the other party, in each case subject to a cure period. In addition, Guess may terminate the Merger Agreement in order for the Guess Board or Special Committee to cause or permit Guess to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal (as defined in the section of this Proxy Statement captioned “The Merger Agreement—No Solicitation of Acquisition Proposals; Recommendation Changes”), and Authentic may terminate the Merger Agreement if the Guess Board or Special Committee changes its recommendation in favor of the adoption of the Merger Agreement and approval of the Disposition. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances, Guess will be required to pay Authentic a termination fee of $23,297,914.

Remedies; Specific Performance. The parties will be entitled to an injunction, specific performance, or other equitable relief to prevent breaches or violations (or threatened breaches or violations) of the Merger Agreement, or to enforce specifically the terms and provisions thereof, and provides for the parties’ waiver of any requirement for the securing or posting of any bond or other security in connection with any such remedy. Subject to the conditions described in the section of this Proxy Statement captioned “The Merger Agreement—Remedies; Specific Performance”, none of Guess, Authentic, Parent, or Merger Sub may allege, and each has waived the defense, that there is an adequate remedy at law or in equity in the event that any proceeding is brought in equity to enforce the provisions of the Merger Agreement.

For further discussion of the material terms and conditions of the Merger Agreement, see the section of this Proxy Statement captioned “The Merger Agreement.”

The Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Supporting Stockholders, Authentic and Guess entered into the voting and support agreement (the “Voting Agreement”). Pursuant to the

Voting Agreement, each of the Supporting Stockholders have agreed to, among other things: (i) vote or cause to be voted all shares of Guess Common Stock owned by them in favor of any proposal to adopt the Merger Agreement and approve the Merger and Disposition and against any proposal made in opposition to the Merger Agreement or the Transactions and certain actions that are intended or would reasonably be expected to impede, interfere with, delay, postpone, adversely affect, or prevent the consummation of the Merger, the Disposition, or the other Transactions, including but not limited to any Acquisition Proposal or any other proposal made in opposition to the Merger, Disposition, or other Transactions and (ii) not dispose of shares of Guess Common Stock (or any right, title, or interest therein), subject to certain exceptions. Each Supporting Stockholder also agreed pursuant to the Voting Agreement to effect the transactions set forth in the Pre-Closing Restructuring Plan (which are to be effected by such person), and to take certain actions under the Merger Agreement as if references to Parent and Merger Sub in the Merger Agreement were to the Rolling Stockholders. From and after the consummation of the Parent Equity Transfer, each OpCo Investor (as defined below) agrees to cause Parent and Merger Sub to take all actions required by Parent and Merger Sub under the Merger Agreement. The Voting Agreement terminates automatically upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms and (ii) written agreement of the parties thereto.

The Voting Agreement also includes certain restrictions on the transfer of Guess Common Stock by the Supporting Stockholders. The Supporting Stockholders held approximately 49.972% of the issued and outstanding shares of Guess Common Stock as of the Capitalization Time (as defined in the Merger Agreement) and 49.898% of the outstanding Guess Common Stock as of the close of business on October 20, 2025 (the “Record Date”). For more information, see the section of this Proxy Statement captioned “The Voting Agreement.” A copy of the Voting Agreement is attached as Annex D to this Proxy Statement.

The Interim Investors Agreement

Concurrently with the execution and delivery of the Merger Agreement, Authentic and the Rolling Stockholders entered into the Interim Investors Agreement (the “Interim Investors Agreement”). Pursuant to the Interim Investors Agreement, Authentic and the Rolling Stockholders have agreed to certain terms and conditions that govern certain actions of the Rolling Stockholders and Authentic between the signing and Closing. The Interim Investors Agreement terminates upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms and (ii) written agreement of the parties thereto. For more information, see the section of this Proxy Statement captioned “The Interim Investors Agreement.” A copy of the Interim Investors Agreement is attached as Annex E to this Proxy Statement.

Appraisal Rights

If the Merger is consummated, Guess’ stockholders (including beneficial owners of shares of Guess Common Stock) who do not vote in favor of the approval of the Merger Proposal, who properly demand an appraisal of their shares of Guess Common Stock, who continuously hold of record or beneficially own their shares of Guess Common Stock from the date of making the demand through the Effective Time, who otherwise comply with the procedures of Section 262 of the DGCL, and who do not properly withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares of Guess Common Stock in connection with the Merger under Section 262 of the DGCL. Any Guess stockholder electing to assert appraisal rights in connection with the Merger must strictly comply with all procedures required under Section 262 of the DGCL. The procedures are summarized in the section of this Proxy Statement captioned “Appraisal Rights.” Guess stockholders wishing to exercise appraisal rights should read Section 262 of the DGCL carefully and in its entirety and consult with their legal advisor, since the failure to timely and properly comply with the procedures set forth therein will result in the loss of such rights. Section 262 of the DGCL regarding appraisal rights is reproduced in Annex C to this Proxy Statement.

Market Price of Guess Common Stock and Dividends

Guess Common Stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “GES.” On October 16, 2025, the most recent practicable date before this Proxy Statement was distributed to Guess’ stockholders, the closing price for shares of Guess Common Stock on the NYSE was $16.80 per share. On August 19, 2025, the last trading day prior to the public announcement of the Merger, the closing price for shares of Guess Common Stock on the NYSE was $13.34 per share. On March 14, 2025, the last trading day prior to Guess’ press release announcing its receipt of an unsolicited proposal to acquire Guess from a third party, the closing price for shares of Guess Common Stock on the NYSE was $9.70 per share. You are encouraged to obtain current market quotations for shares of Guess Common Stock in connection with voting your shares of Guess Common Stock at the Special Meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents to which we refer you in this Proxy Statement, as well as information included in oral statements or other written statements made or to be made by us, contain certain forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical or current fact are forward-looking statements. These statements include, but are not limited to, statements regarding expected timing and anticipated completion of the Transactions, including the Merger and Disposition, anticipated effects of the Transactions, the treatment of outstanding equity and equity awards of Guess, any consideration of alternative proposals, financing sources for the Transactions, future dividend payments, future financial results of Guess, Guess’ future business strategy, any assumptions underlying the foregoing, and other characterizations of future events or circumstances. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “goal,” “intend,” “may,” “outlook,” “pending,” “plan,” “predict,” “project,” “see,” “should,” “strategy,” “will,” “would,” and other similar terms and phrases, including references to assumptions made by and based on information currently available to, Guess, all of which are subject to change and are made only as of the date hereof.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from what is currently anticipated. Factors which may cause actual results in future periods to differ materially from current expectations include, among others: the risk that the proposed Transactions may not be completed in a timely manner or at all; the failure to satisfy any of the conditions to the Pre-Closing Restructuring (as defined below) or to the consummation of the proposed Transactions, including the receipt of certain regulatory approvals; the failure to obtain the Requisite Company Vote (as defined below); the occurrence of any fact, event, change, development, or circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring Guess to pay a termination fee; the effect of the announcement or pendency of the Transactions on Guess’ business relationships, operating results and business generally; risks that the proposed Transactions disrupt Guess’ current plans and operations; Guess’ ability to retain and hire key personnel and maintain relationships with key business partners and customers, suppliers, licensees, landlords, and others with whom it does business, in light of the proposed Transactions; risks related to diverting management’s attention from Guess’ ongoing business operations; unexpected costs, charges, or expenses resulting from the proposed Transactions; potential litigation relating to the proposed Transactions that could be instituted against the parties to the Merger Agreement or their respective directors, managers, or officers, including the effects of any outcomes related thereto; the continued availability of capital and financing and rating agency actions; certain restrictions during the pendency of the Transactions that may impact Guess’ ability to pursue certain business opportunities or strategic transactions; the possibility that the parties to the Transactions may not achieve some or all of any anticipated benefits with respect to Guess’ business and the Transactions may not be completed in accordance with the parties’ expected plans or at all; the possibility that the Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that Guess’ stock price may decline if the Transactions are not consummated; the possibility that competing acquisition proposals may be made; the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, war, or hostilities, as well as management’s response to any of the aforementioned factors; the impact of adverse general and industry-specific economic and market conditions; the uncertainty as to the timing of completion of the proposed Transactions; and legislative, regulatory, and economic developments affecting Guess’ business. In addition to these factors, the economic, managerial, and other risks identified in our most recent annual report on Form 10-K and quarterly report on Form 10-Q, including as set forth in “Item 1A. Risk Factors,” and our other filings with the U.S. Securities and Exchange Commission (the “SEC”) could cause actual results to differ materially from current expectations. All of the forward-looking statements Guess makes in this Proxy Statement are also qualified by the information contained or incorporated by reference herein, including, but not limited to, the information contained under the section of this Proxy Statement captioned “Where You Can Find More Information.”

The forward-looking statements included herein are based on current expectations of our management based on available information and are believed to be reasonable. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. You are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date of this Proxy Statement. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether to reflect events or circumstances after the date of this Proxy Statement or otherwise. You should read this Proxy Statement and the documents to which we refer you in this Proxy Statement with the understanding that our actual future results, levels of activity, performance, and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by the cautionary statements referenced above.

Website References

In this Proxy Statement, we make references to our websites at investors.guess.com and guess.com. References to our website in this Proxy Statement are provided for convenience only and the content on our website does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers address some commonly asked questions regarding the Merger Agreement, the Merger and Disposition and the Special Meeting. These questions and answers may not address all questions that are important to you. We encourage you to carefully read the more detailed information contained elsewhere in this Proxy Statement, including the annexes to this Proxy Statement and the other documents to which we refer in this Proxy Statement. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section of this Proxy Statement captioned “Where You Can Find More Information.”

Q:	Why am I receiving these materials?

A:

On August 20, 2025, Guess entered into the Merger Agreement with Authentic, pursuant to which Guess would become a privately held company via the process detailed in the Merger Agreement and described in this Proxy Statement. In order to complete the Merger and Disposition, Guess’ stockholders must vote to adopt the Merger Agreement and approve the Merger and a resolution approving the Disposition at the Special Meeting. Approval of the Merger Proposal requires an affirmative vote of (i) the holders of a majority of the outstanding shares of Guess Common Stock entitled to vote on the Merger Proposal (the “Statutory Merger Approval”) and (ii) a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the DGCL, and excluding any stockholder that is not an Unaffiliated Company Stockholder) (the “Unaffiliated Stockholder Approval,” and, together with the Statutory Merger Approval, the “Requisite Company Vote”).

The Requisite Company Vote is a condition to the consummation of the Merger. See the section of this Proxy Statement captioned “The Merger Agreement—Conditions to the Pre-Closing Restructuring.” The Guess Board is furnishing this Proxy Statement and accompanying Proxy Card to the holders of shares of Guess Common Stock as of the Record Date in connection with the solicitation of proxies of Guess’ stockholders to be voted at the Special Meeting.

This Proxy Statement, which you should read carefully, contains important information about the Merger, the Merger Agreement, the Special Meeting, and the matters to be voted on at the Special Meeting. The enclosed materials allow you to submit a proxy to vote your shares of Guess Common Stock without attending the Special Meeting and to ensure that your shares of Guess Common Stock are represented and voted at the Special Meeting.

Your vote is very important. The Merger and Disposition cannot be consummated without obtaining the Requisite Company Vote. Even if you plan to attend the Special Meeting, we encourage you to submit a proxy as soon as possible. If you fail to vote on the Merger Proposal, the effect will be the same as a vote “AGAINST” the Merger Proposal for purposes of the Statutory Merger Approval. If a quorum is present, failure to vote on the Merger Proposal will have no effect on whether the Unaffiliated Stockholder Approval is obtained.

Q:	What am I being asked to vote on at the Special Meeting?

A:	You are being asked to vote on the following proposals:

•	Proposal No. 1 (The Merger Proposal): Consider and vote to adopt the Merger Agreement and approve the Merger and a resolution approving the Disposition.

•

Proposal No. 2 (The Compensation Proposal): Consider and vote to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Guess to its named executive officers in connection with the Merger.

•

Proposal No. 3 (The Adjournment Proposal): Consider and vote to adjourn the Special Meeting, from time to time, to a later date or dates, if deemed by the Special Committee to be necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal.

Q:	What is the Merger and what effect will it have on Guess?

A:

The Merger is a “going private transaction” wherein, upon completion of the Merger and Disposition and as described further elsewhere in this Proxy Statement, (i) Authentic would own at least 51% and the Rolling Stockholders would own up to 49% of the equity interests of the Company IPCos, which will own all of the Company IPCo Assets; (ii) certain of the Rolling Stockholders would own and control entities which hold all assets and liabilities of Guess’ business, other than the Company IPCo Assets and associated liabilities; and (iii) for each share of Guess Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) owned by Guess stockholders, such Guess stockholders would be entitled to receive $16.75 in cash, less any required tax withholdings.

Upon completion of the Merger, (i) all shares of Guess Common Stock (other than Excluded Shares and Dissenting Shares) issued and outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive the Per Share Merger Consideration, without interest and less any required tax withholdings and (ii) Guess Common Stock will be delisted from the NYSE and will no longer be publicly traded. In addition, Guess Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in accordance with applicable laws, rules, and regulations, and Guess will no longer file periodic reports with the SEC on account of Guess Common Stock. If the Merger is consummated, you will not own any shares of capital stock of the Surviving Corporation.

Q:	What is the Special Committee, and what role did it play in evaluating the Merger?

A:

The Guess Board formed the Special Committee to consider and evaluate the advisability of an acquisition by one or more persons of all of the outstanding shares of Guess Common Stock (except for shares owned by one or more stockholders who are retaining their interests), and any alternative transaction that the Special Committee deems appropriate, and delegated to the Special Committee certain powers of the Guess Board with respect to a potential transaction and any alternative transaction. For more information about the powers of the Guess Board delegated to the Special Committee, see the section of this Proxy Statement captioned “Special Factors—Background of the Merger.” The Special Committee consists solely of independent and disinterested members of the Guess Board who are not affiliated with any of the Rolling Stockholders, are not employees of Guess or any of its affiliates and have no financial interest in the Transactions different from, or in addition to the interests of the Unaffiliated Company Stockholders other than their interests described in the section of this Proxy Statement captioned “Special Factors—Interests of Executive Officers and Directors of Guess in the Merger.”

The Special Committee, with the assistance of its own independent financial and legal advisors, considered, evaluated, and negotiated the Per Share Merger Consideration and the other terms of the Merger Agreement and the Voting Agreement. The Special Committee unanimously: (i) determined that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders and (ii) recommended to the Guess Board that it (a) approve and declare advisable the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, (b) determine that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders, and (c) recommend that the stockholders adopt the Merger Agreement and approve the Merger and Disposition at any meeting of Guess’ stockholders. Acting on the unanimous recommendation of the Special Committee, the Guess Board (with Messrs. Marciano and Alberini recusing themselves): (i) approved and declared advisable the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition; (ii) determined that the Merger

Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, are fair to, and in the best interests of, Guess and its stockholders, including the Unaffiliated Company Stockholders; (iii) resolved to recommend that the stockholders adopt the Merger Agreement and approve the Merger and Disposition at any meeting of Guess’ stockholders; and (iv) directed that the Merger Agreement, including the Merger and Disposition, be submitted to the stockholders for their adoption and approval at any meeting of Guess’ stockholders.

Q:	What will I receive if the Merger is consummated?

A:

Upon consummation of the Merger, you will be entitled to receive the Per Share Merger Consideration, without interest and less any applicable withholding taxes, for each share of Guess Common Stock that you own as of immediately prior to the Effective Time, unless you have properly perfected and exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL, and certain other conditions under the DGCL are satisfied. For example, if you own 100 shares of Guess Common Stock as of immediately prior to the Effective Time, you will be entitled to receive $1,675 in cash in exchange for your shares of Guess Common Stock, without interest and less any applicable withholding taxes. You will not be entitled to receive shares in the Surviving Corporation, Authentic, or Parent as a result of the Merger.

Q:	How does the Per Share Merger Consideration compare to the market price of Guess Common Stock?

A:

This amount represents an approximately 73% premium to the unaffected closing price per share of Guess Common Stock on March 14, 2025, the last trading day before Guess announced the receipt of an unsolicited proposal to acquire Guess from a third party. On October 16, 2025, the last practicable day before the printing of this Proxy Statement, the closing price of Guess Common Stock on NYSE was $16.80 per share. You are encouraged to obtain current market quotations for Guess Common Stock.

Q:	How will I receive the Merger Consideration to which I am entitled?

A:

If you hold your Guess Common Stock in book entry form but not through the Depository Trust Company, (the “DTC”) you will receive instructions regarding delivery of an “agent’s message” with respect to such book entry shares. If your shares of Guess Common Stock are held in “street name” by your bank, broker, trustee, or other nominee, you may receive instructions from such nominee as to what action, if any, you need to take to effect the surrender of your “street name” Guess Common Stock in exchange for the Per Share Merger Consideration.

Q:	Should I send in my stock certificates now?

A:

No. You should not return your stock certificates or send in other documents evidencing ownership of shares of Guess Common Stock with the Proxy Card. If the Merger is consummated, the paying agent will send each holder of record of shares of Guess Common Stock as of immediately prior to the Effective Time a letter of transmittal and instructions explaining how to exchange shares of Guess Common Stock for the Per Share Merger Consideration. If you are a beneficial owner of shares of Guess Common Stock held in “street name,” you may receive instructions from your bank, broker, trustee, or other nominee as to what action, if any, you need to take to effect the surrender of your shares.

Q:	What will happen to Guess Equity Awards?

A:	At the Effective Time:

(i)

each outstanding Company Option will fully vest and entitle the holder of such Company Option to receive, without interest, an amount in cash equal to the product of multiplying (a) the number of shares of Guess Common Stock subject to such vested Company Option as of immediately prior to the

Effective Time and (b) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of Guess Common Stock subject to such Company Option;

(ii)

each outstanding Company PSU will vest as determined by the Compensation Committee in accordance with the provisions of the applicable award agreement on the basis that the Merger and Disposition constitute a “Change in Control” under the Equity Incentive Plan and entitle the holder of such Company PSU to receive, without interest, an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such vested portion of the Company PSU immediately prior to the Effective Time and (b) the Per Share Merger Consideration (except that, as to any such Company PSUs held by the Rolling Stockholders, such vested portion of the Company PSUs will be converted into the number of shares of Guess Common Stock underlying such Company PSUs immediately prior to the Effective Time and such shares will be treated as Rollover Shares);

(iii)

each outstanding Company RSU will vest and entitle the holder of such Company RSU to receive, without interest, an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such vested Company RSU immediately prior to the Effective Time and (b) the Per Share Merger Consideration (except that, as to any such Company RSUs held by the Rolling Stockholders, such Company RSUs will be converted into the number of shares of Guess Common Stock underlying such Company RSUs immediately prior to the Effective Time and such shares will be treated as Rollover Shares); and

(iv)

each outstanding Company RSA will vest and entitle the holder of such Company RSA to receive, without interest, an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such vested Company RSA immediately prior to the Effective Time and (b) the Per Share Merger Consideration (except that, as to any such Company RSAs held by the Rolling Stockholders, such Company RSAs will instead be treated as Rollover Shares).

All payments made in connection with the treatment of Guess equity awards are subject to withholding taxes as required by law and, in the case of any Company PSU, Company RSU, and Company RSA, will include payment of any accrued and unpaid dividends or dividend equivalents corresponding to the award. For more information, see the section of this Proxy Statement captioned “Special Factors—Certain Effects of the Merger—Treatment of Guess Equity Awards” on page 69 below.

Q:	What will happen to the ESPP?

A:

The final ESPP period was completed as scheduled on September 26, 2025. There will be no more ESPP purchase periods through the Closing Date. Any funds credited as of the Closing will be refunded, without interest, to each applicable participant’s payroll withholding account.

Q:	What happens if I sell or otherwise transfer my Guess Common Stock before consummation of the Merger?

A:

If you sell or transfer your Guess Common Stock before consummation of the Merger, you will have transferred your right to receive the Per Share Merger Consideration. In order to receive the Per Share Merger Consideration, you must hold your Guess Common Stock through consummation of the Merger.

The Record Date for stockholders entitled to vote at the Special Meeting is earlier than the date on which the Merger is anticipated to be consummated. Accordingly, if you sell or transfer your Guess Common Stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your Guess Common

Stock, you will transfer the right to receive the Per Share Merger Consideration, if the Merger is consummated, to the person to whom you sell or transfer your Guess Common Stock, but you will have retained your right to vote these shares of Guess Common Stock at the Special Meeting. Even if you sell or otherwise transfer your Guess Common Stock after the Record Date, we encourage you to complete, date, sign, and return the enclosed Proxy Card or grant a proxy via the Internet or by telephone.

Q:	When do you expect the Merger to be consummated?

A:

Consummation of the Merger is subject to various closing conditions, including, among others, adoption of the Merger Agreement and approval of the Merger and a resolution approving the Disposition by the Requisite Company Vote, the expiration or termination of the required waiting period applicable to the consummation of the Merger under HSR Act and other filings and approvals in foreign jurisdictions, and certain other conditions.

We currently anticipate that the Merger will be consummated in the fourth quarter of fiscal 2026, which ends on January 31, 2026, assuming satisfaction or waiver of all of the conditions to the Merger. However, it is possible, including as a result of factors outside the control of Guess and Authentic, that the Merger will be consummated at a later time or not at all.

Q:	What happens if the Merger is not consummated?

A:

If the Merger Agreement is not adopted and the Merger and Disposition are not approved by receiving both the Statutory Merger Approval and the Unaffiliated Stockholder Approval, or if the Merger is not consummated for any other reason, Guess’ stockholders will not receive any payment for their Guess Common Stock pursuant to the Merger Agreement. Instead, Guess will remain a public company, Guess Common Stock will continue to be listed and traded on NYSE and registered under the Exchange Act, and we will continue to file periodic reports with the SEC on account of Guess Common Stock.

Under specified circumstances, we may be required to pay Authentic a termination fee of $23,297,914 (the “Termination Fee”) upon the termination of the Merger Agreement as described in the section of this Proxy Statement captioned “The Merger Agreement—Termination Fee and Expenses” beginning on page 125 below.

Q:	Do any directors or executive officers have interests in the Merger that may differ from those of Guess’ stockholders generally?

A:

Yes. In considering the recommendation of the Guess Board with respect to the Merger Proposal, you should be aware that our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder. Each of the Special Committee and the Guess Board was aware of these potential interests and considered them, among other matters, in adopting the Merger Agreement and approving the Merger and Disposition and in recommending that Guess’ stockholders adopt the Merger Agreement and approve the Merger and resolutions approving the Disposition. For a description of the potential interests of our directors and executive officers in the Merger, see the section of this Proxy Statement captioned “Special Factors—Interests of Executive Officers and Directors of Guess in the Merger” beginning on page 77 below.

Q:	What are the material U.S. federal income tax consequences for Guess’ stockholders of the exchange of Guess Common Stock for cash pursuant to the Merger?

A:

The Merger (in which cash will be received for Guess Common Stock, other than Excluded Shares or Dissenting Shares) will be a taxable transaction for U.S. federal income tax purposes. A “U.S. holder” (as defined below in the section of this Proxy Statement captioned “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 87 below, but excluding any person who falls within any of the exceptions set forth therein) generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (including any cash required to be withheld for tax purposes) by such U.S. holder pursuant to the Merger and such U.S. holder’s adjusted tax basis in Guess Common Stock surrendered pursuant to the Merger. A “Non-U.S. holder” (as defined below in the section of this Proxy Statement captioned “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 87 below, but excluding any of the exceptions set forth therein) generally will not be subject to U.S. federal income tax with respect to the exchange of Guess Common Stock for cash in the Merger unless such Non-U.S. holder has certain connections to the United States, but may be subject to backup withholding unless the Non-U.S. holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding. Because particular circumstances may differ, you are urged to consult your tax advisors to determine the U.S. federal income tax consequences relating to the Merger in light of your own particular circumstances and any consequences arising under the laws of any state, local, or non-U.S. taxing jurisdiction or other tax laws. A more complete description of the material U.S. federal income tax consequences of the Merger is provided in the section of this Proxy Statement captioned “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 87 below.

Q:	When and where is the Special Meeting?

A:

The Special Meeting will take place virtually on November 21, 2025, at 9:00 a.m., Pacific Time. There will not be a physical meeting location. Guess’ stockholders that have pre-registered will be able to virtually attend and vote at the Special Meeting by visiting www.cesonlineservices.com/gessm_vm and by using the control number included in their proxy materials. For purposes of attendance at the Special Meeting, all references in this Proxy Statement to “present” shall mean virtually present at the Special Meeting.

Q:	How many votes are needed to approve the proposals?

A:

Proposal No. 1 (The Merger Proposal). Adoption of the Merger Agreement and approval of the Merger and a resolution to approve the Disposition requires (i) the Statutory Merger Approval and (ii) the Unaffiliated Stockholder Approval. Shares of Guess Common Stock not in attendance at the Special Meeting (due to a failure to attend the meeting and vote or to submit either a proxy or voting instructions) and abstentions will be treated as votes “AGAINST” the Merger Proposal for purposes of the Statutory Merger Approval, but, assuming a quorum is present, will have no effect on whether the Unaffiliated Stockholder Approval is obtained.

Proposal No. 2 (The Compensation Proposal). Approval of the Compensation Proposal requires the affirmative vote of a majority of shares of Guess Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereat, provided that a quorum exists. Assuming a quorum is present, shares of Guess Common Stock not in attendance at the Special Meeting (due to a failure to attend the meeting and vote or to submit either a proxy or voting instructions) will have no effect on the outcome of the Compensation Proposal. However, an abstention will have the same effect as a vote “AGAINST” the Compensation Proposal. As an advisory vote, the Compensation Proposal is non-binding.

Proposal No. 3 (The Adjournment Proposal). Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Guess Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereat. Assuming a quorum is present, shares of Guess Common Stock not in attendance at the Special Meeting (due to a failure to attend the meeting and vote or to submit either a proxy or voting instructions) will have no effect on the outcome of the Adjournment Proposal. However, an abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Pursuant to our fourth amended and restated bylaws (the “Bylaws”), the only business that will be transacted at the Special Meeting will be the Merger Proposal, the Compensation Proposal and the Adjournment Proposal, as stated in the accompanying notice of the Special Meeting.

Q:	What are broker non-votes and how are they counted?

A:

A “broker non-vote” occurs when a broker submits a proxy on behalf of a “street name” beneficial owner for a stockholder meeting but does not vote on a particular proposal because such broker does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner.

We do not expect brokers will have discretionary voting authority with respect to any of the proposals described in this Proxy Statement as all matters to be considered at the Special Meeting are “non-routine,” and therefore do not anticipate any broker non-votes at the Special Meeting. Accordingly, if you are a “street name” stockholder and do not give voting instructions to your broker, then those shares of Guess Common Stock will not be considered present by means of remote communication or by proxy at the Special Meeting. In this event, any such uninstructed shares will not count towards the quorum of the Special Meeting and will have (i) the same effect as a vote “AGAINST” the Merger Proposal for purposes of the Statutory Merger Approval, but, assuming a quorum is present, will have no effect on whether the Unaffiliated Stockholder Approval is obtained for purposes of the Merger Proposal and (ii) no effect on approval of the Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal.

However, in the event that brokers will have discretionary voting authority with respect to at least one of the proposals described in this Proxy Statement, any resulting broker non-votes on the other proposals at the Special Meeting will be considered present at the Special Meeting and counted for purposes of determining a quorum at the Special Meeting and, as a result, will have (i) the same effect as votes “AGAINST” the Merger Proposal for purposes of the Statutory Merger Approval, but, assuming a quorum is present, will have no effect on whether the Unaffiliated Stockholder Approval is obtained and (ii) the same effect as votes “AGAINST” the Compensation Proposal and the Adjournment Proposal.

For shares of Guess Common Stock held in “street name,” only shares of Guess Common Stock affirmatively voted “FOR” any of the Merger Proposal, the Compensation Proposal or the Adjournment Proposal will be counted as a vote in favor of such proposal.

Q:	How can I pre-register to attend or participate in the Special Meeting?

A:

In order to attend, participate, and vote at the Special Meeting online, you must pre-register by 9:00 a.m. (Pacific Time) on November 20, 2025. Please visit www.cesonlineservices.com/gessm_vm to pre-register. See the section of this Proxy Statement captioned “—How can I attend the Special Meeting?” below for further information.

Q:	How does the Guess Board recommend I vote on the proposals?

A:

Acting upon the unanimous recommendation of the Special Committee, the Guess Board (with Messrs. Marciano and Alberini recusing themselves) recommends that you vote with respect to the proposals as follows:

(1)	“FOR” the Merger Proposal;

(2)	“FOR” the Compensation Proposal; and

(3)	“FOR” the Adjournment Proposal.

For a more detailed description of each proposal and the Guess Board’s reason for its recommendation with respect to each proposal, please see the section of this Proxy Statement captioned “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and the Guess Board; Fairness of the Merger ” beginning on page 45 below.

Q:	Why am I being asked to cast a vote to approve the Compensation Proposal?

A:

SEC rules require Guess to seek approval on a nonbinding, advisory basis with respect to certain compensation arrangements for Guess’ named executive officers in connection with the Merger and Disposition. Approval of the Compensation Proposal is not required to consummate the Merger and Disposition.

Q:	What will happen if the Compensation Proposal is not approved at the Special Meeting?

A:

Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on Guess. Accordingly, if the Merger Proposal is approved and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the non-binding, advisory vote on the Compensation Proposal.

Q:	Who is entitled to vote at the Special Meeting?

A:

All of Guess’ stockholders as of the close of business on the Record Date are entitled to vote at the Special Meeting or any adjournment or postponement thereof. At the close of business on October 20, 2025, we had 52,151,734 shares of Guess Common Stock, the only voting securities of Guess, outstanding and entitled to vote. On each matter to be voted upon, you have one (1) vote for each share of Guess Common Stock you own as of the Record Date.

Q:	How will my shares be voted?

A:

Stockholders of record as of the close of business on the Record Date are entitled to one (1) vote for each share of Guess Common Stock held on each matter to be voted upon at the Special Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Special Meeting, and which are not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the Proxy Card or Voting Instruction Form with respect to the proposals, the shares represented by the Proxy Card or Voting Instruction Form will be voted as you specify. If you are a stockholder of record and return a validly executed Proxy Card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” Proposals No. 1, 2 and 3. If you hold your shares in “street name” through a bank, broker, trustee, or other nominee and return a validly executed Voting Instruction Form without indicating how your shares should be voted, refer to the Voting Instruction Form or other information provided by your nominee for information about how your shares will be voted.

Q:	Have any of Guess’ stockholders agreed to vote for the Merger Proposal?

A:

In connection with the Merger and other Transactions, each of the Supporting Stockholders entered into the Voting Agreement, pursuant to which they agreed, among other things, to vote or cause to be voted all of their shares of Guess Common Stock in favor of the adoption of the Merger Agreement and the approval of the Merger and a resolution approving the Disposition and any other matters necessary or reasonably requested by Authentic for the timely consummation of the Transactions. For more information, see the section of this Proxy Statement captioned “The Voting Agreement.” Our directors and executive officers have informed us that they currently intend to vote all of their shares of Guess Common Stock “FOR” the Merger Proposal.

Q:	How can I attend the Special Meeting?

A:	The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by a live audio webcast. No physical meeting will be held. The Special Meeting will begin promptly at 9:00 a.m. (Pacific Time) on November 21, 2025. If you plan to attend, vote, or participate in the virtual Special Meeting, you will need to pre-register by 9:00 a.m. (Pacific Time) on November 20, 2025. To pre-register for the Special Meeting, please visit www.cesonlineservices.com/gessm_vm. Pre-registered stockholders may access the meeting up to 30 minutes prior to the start time. Please allow ample time for online check-in.

•

For Registered Holders: If you were a stockholder as of the close of business on October 20, 2025 and have your control number, you must register in advance to attend, vote, or participate in the Special Meeting. To pre-register for the Special Meeting, please visit the website www.cesonlineservices.com/gessm_vm. Please have your Proxy Card containing your control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the virtual Special Meeting.

•

For Beneficial Holders: If you were a stockholder as of the close of business on October 20, 2025 and hold your shares through an intermediary, such as a bank, broker, trustee, or other nominee, you must register in advance to attend the Special Meeting. To pre-register for the Special Meeting, please visit the website www.cesonlineservices.com/gessm_vm. Please have your Voting Instruction Form or other communication containing your control number available and follow the instructions to complete your registration request, including uploading a copy of one of these documents. After registering, you will receive a confirmation email with a link and instructions for accessing the virtual Special Meeting. If you are a beneficial stockholder and you wish to vote your shares online during the virtual Special Meeting, rather than submitting your voting instructions before the Special Meeting, you will need to contact your nominee to obtain a legal proxy form that you will need to submit electronically with your ballot during the online virtual Special Meeting using a PDF, JPG, JPEG, GIF, or PNG file format.

Even if you plan to attend the Special Meeting, we encourage you to complete, sign, date, and return the enclosed Proxy Card or grant a proxy electronically over the Internet or by telephone to ensure that your shares of Guess Common Stock will be represented at the Special Meeting. If you hold your Guess Common Stock in “street name,” because you are not the stockholder of record, we encourage you to provide voting instructions to your bank, broker, trustee, or other nominee.

Q:	What if I have trouble accessing the Special Meeting virtually?

A:

The virtual meeting platform is fully supported across commonly used browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Special Meeting. We encourage you to access the Special Meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call the support number found in the reminder email you will receive the day before the Special Meeting.

Q:	How do I vote?

A:	You are eligible to vote at the Special Meeting as follows:

Stockholder of Record: If, on the Record Date, your shares were registered directly in your name with the transfer agent for Guess Common Stock, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote using one of the following four methods:

•

Voting by Internet. To vote via the Internet, use the website or, if accessing via mobile device, the QR Code indicated on the enclosed Proxy Card to submit your vote prior to the start of the Special Meeting;

•	Voting by Telephone. To vote by telephone, call the toll-free number on the enclosed Proxy Card to submit your vote prior to the start of the Special Meeting;

•

Voting by Mail. To vote by mail, mark, date, and sign the enclosed Proxy Card and return it by mail in the postage-paid envelope provided by 8:59 p.m. (Pacific Time) on November 20, 2025 (please allow sufficient time for the Proxy Card to be delivered by such date); or

•

Voting Electronically During the Special Meeting. If you have pre-registered to attend the Special Meeting, you will also be able to vote your shares electronically during the Special Meeting by clicking on the “Shareholder Ballot” link on the virtual meeting site.

The Internet and telephone voting procedures are designed to authenticate your identity, to allow you to vote your shares and to confirm that your voting instructions have been properly recorded. Specific instructions are set forth on the enclosed Proxy Card. Regardless of the method you choose, your vote is important. Please vote by following the specific instructions on your Proxy Card. All proxies will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws.

Beneficial Stockholder: If, on the Record Date, your shares were held in an account at a brokerage firm, bank, broker, trustee, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. Please refer to the section of this Proxy Statement captioned “—What if my shares are held in ‘street name?’” below for information about how to vote those shares at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to vote and submit your voting instructions in advance of the Special Meeting to ensure that your shares are represented at the Special Meeting.

If you have any questions or require assistance in submitting a proxy or voting instructions for your shares, please call our proxy solicitor Innisfree M&A Incorporated (“Innisfree”) at (877) 825-8772 (toll free for stockholders) or (212) 750-5833 (collect for banks and brokers).

Q:	Can I change my vote after submitting my proxy?

A:	Yes. If you are a stockholder of record, you have the right to revoke your proxy at any time before it is exercised at the Special Meeting by:

•	Notifying our Corporate Secretary in writing;

•	Returning a later-dated, validly executed Proxy Card;

•	Entering a later-dated Internet or telephone vote; or

•	Voting electronically during the virtual meeting.

Attendance at the virtual Special Meeting will not revoke a proxy unless you actually vote electronically during the virtual Special Meeting.

If your shares are held by your bank, broker, trustee, or other nominee, you should follow the instructions provided by them to revoke or change a prior voting instruction.

Q:	What if my shares are held in “street name?”

A:

If your shares are held in “street name” through a, bank, broker, trustee, or other nominee, you have the right to direct your nominee as the beneficial owner of those shares on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually via the Internet. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request, obtain and submit a valid legal proxy from your nominee. Please follow the instructions from your nominee included on the Voting Instruction Form accompanying these proxy materials or contact your nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your nominee how to vote your shares using the Voting Instruction Form provided by your nominee so that your vote can be counted. The Voting Instruction Form provided by your nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.

Q:	How do I ask questions during the Special Meeting?

A:

To ask a question during the Special Meeting, you must be a stockholder and have pre-registered for the Special Meeting as discussed above. The question-and-answer session will answer questions submitted live during the Special Meeting. Questions may be submitted during the Special Meeting on the Special Meeting website using the “Ask a Question” box. Questions pertinent to matters properly before the Special Meeting will be answered during the meeting, subject to time constraints.

Q:	What does it mean if I get more than one Proxy Card or Voting Instruction Form?

A:

If your shares are registered differently and are in more than one account, you will receive more than one Proxy Card or Voting Instruction Form. If you intend to vote by return mail, sign, date, and return all Proxy Cards or Voting Instruction Forms to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). Stockholders of record can accomplish this by contacting our transfer agent, Computershare. Beneficial owners should follow the instructions provided by their bank, broker, trustee, or other nominee.

Q:	How may I obtain a separate set of voting materials?

A:

The SEC has enacted a rule that permits us to mail a single copy of our proxy materials to multiple stockholders who share the same address if they consent thereto. This procedure is called “householding” and it allows us to reduce our printing costs, mailing costs and fees. If you do not respond within 60 days of the mailing of this notice, you will be deemed to have consented to householding. As a result, if you share an address with another stockholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials, which we will undertake to deliver promptly, at:

Guess?, Inc.

Attn: Investor Relations

1444 South Alameda Street

Los Angeles, California 90021

(213) 765-5578

Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials in the future. If you are a street name stockholder, you may contact your bank, broker, trustee, or other nominee to request householding information.

Q:	What is a “quorum?”

A:

A “quorum” of stockholders is the minimum number of shares of Guess Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at a meeting.

A “quorum” will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the Special Meeting or represented by proxy at the Special Meeting. On the Record Date, there were 52,151,734 shares of Guess Common Stock outstanding and entitled to vote. Therefore, a quorum will be present if at least 26,075,868 shares of Guess Common Stock are present in person or represented by proxy. A quorum must be established in order to consider any matter at the Special Meeting. If there is no quorum, the presiding officer of the Special Meeting (if directed by the Guess Board) or the holders of a majority of the voting power of shares of Guess Common Stock present at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.

Your shares will be counted towards the quorum only if you submit a valid proxy or voting instruction or attend the Special Meeting and vote your shares of Guess Common Stock. Shares of Guess Common Stock voting “ABSTAIN” and broker non-votes, if any, will be counted towards the quorum requirement.

Q:	How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the Special Meeting other than the proposals described in this Proxy Statement, your signed Proxy Card will give authority to Fabrice Benarouche, our Senior Vice President Finance, Investor Relations and Chief Accounting Officer, and Anne Deedwania, our General Counsel, North America and Secretary, to vote on such matters at their discretion, to the extent permitted under Rule 14a-4(c) of the Exchange Act.

Q:	Who is soliciting proxies? Who will pay for the solicitation of proxies?

A:

The Guess Board, on behalf of Guess, is soliciting your proxy to vote your shares of Guess Common Stock on all matters scheduled to come before the Special Meeting, whether or not you attend virtually.

This solicitation is made by mail on behalf of the Guess Board. Costs of the solicitation will be borne by Guess. We are also using the services of Innisfree, a third-party solicitor, to solicit proxies for the Special Meeting for a fee that we do not expect to exceed $75,000 plus an additional $75,000 success fee and the cost of reasonable expenses. Guess has also agreed to indemnify Innisfree against losses arising out of its provisions of these services on its behalf (subject to certain exceptions). Further solicitation of proxies may be made by mail, telephone, facsimile, electronic mail or personal outreach by our directors, officers, and employees and our affiliates (none of whom will receive additional compensation for the solicitation) or from other third-party proxy solicitors (in exchange for customary fees for such services). We will reimburse banks, brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.

Q:	Who will count the votes obtained at the Special Meeting?

A:	Sam Bavely at Corporate Election Services, our inspector of election, will tabulate and certify the votes.

Q:	How can I find the voting results of the Special Meeting?

A:

We intend to publish preliminary and final voting results (as available) in a Current Report on Form 8-K within four business days following the Special Meeting. For more information, please see the section of this Proxy Statement captioned “Where You Can Find More Information” beginning on page 175.

Q:	Can I obtain a list of stockholders entitled to vote at the Special Meeting?

A:

A complete list of the stockholders entitled to vote at the Special Meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Special Meeting for a period of ten days ending on the day before the Special Meeting during ordinary business hours, at the principal place of business of Guess, at:

Guess?, Inc.

Attn: Investor Relations

1444 South Alameda Street

Los Angeles, California 90021

(213) 765-5578

Q:	Do I have appraisal or dissenters’ rights?

A:

Yes. As a holder of record or beneficial owner of Guess Common Stock, you are entitled to exercise appraisal rights under the DGCL in connection with the Merger if you take certain actions and meet certain conditions. Under the DGCL, holders and beneficial owners of Guess Common Stock who do not vote for the approval of the Merger Proposal have the right to seek appraisal of the fair value of their Guess Common Stock, as determined by the Delaware Court of Chancery if the Merger and Disposition are consummated. Appraisal rights are only available to a holder of Guess Common Stock if such holder complies fully with all applicable requirements of Section 262 of the DGCL. Any appraisal amount determined by the court could be more than, the same as, or less than the value of the consideration that such holder of Guess Common Stock may receive in the Merger. Any stockholder or beneficial owner intending to exercise appraisal rights must, among other things, submit a written demand for appraisal to Guess before the vote on the approval of the Merger Proposal is taken and must not vote or otherwise submit a proxy to vote in favor of approval of the Merger Proposal. Failure to follow exactly the procedures specified under Section 262 of the DGCL will result in the loss of appraisal rights. In addition, assuming the shares of Guess Common Stock remain listed on the NYSE immediately prior to the Effective Time, any appraisal proceeding will be dismissed as to all holders of shares of Guess Common Stock unless either the total number of shares of Guess Common Stock entitled to appraisal exceeds 1% of the outstanding shares of Guess Common Stock, or the value of the aggregate Per Share Merger Consideration for such total number of shares exceeds $1 million. Because of the complexity of the DGCL relating to appraisal rights, we encourage you to seek the advice of your own legal counsel if you are considering exercising your appraisal rights. See the section of this Proxy Statement captioned “The Merger—Appraisal Rights” beginning on page 87 of this Proxy Statement for more information.

Q:	What do I need to do now?

A:

You should carefully read and consider this entire Proxy Statement and its annexes, including the Merger Agreement, along with all of the documents referred to in this Proxy Statement, as they contain important information about, among other things, the Transactions and how they may affect you. If you plan on attending the Special Meeting virtually, after carefully reading and considering the information contained in this Proxy Statement, please sign, date, and return, as promptly as possible, the enclosed Proxy Card in the enclosed postage-paid reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed Proxy Card) to ensure that your shares of Guess Common Stock are represented and can be voted at the Special Meeting, unless you wish to seek appraisal. If you hold your shares in “street name,” please refer to the instructions provided by your bank, broker, trustee, or other nominee to see which of the above choices are available to you.

Q:	Whom should I call if I have questions about the Special Meeting?

A:

Innisfree is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Special Meeting, would like additional copies of this Proxy Statement or need help submitting a proxy or voting instructions for your shares, please contact Innisfree:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders Call Toll Free: (877) 825-8772

Banks and Brokers Call Collect: (212) 750-5833

THE GUESS BOARD RECOMMENDS VOTING “FOR” PROPOSAL No. 1, “FOR” PROPOSAL No. 2, AND “FOR” PROPOSAL No. 3 USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

SPECIAL FACTORS

Background of the Merger

The following chronology summarizes key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalog every contact or communication involving Guess, the Special Committee, the Guess Board, Guess’ executive management or any other parties, including their respective representatives.

As part of their ongoing evaluation of Guess’ business, long-term prospects and strategies, the Guess Board and Guess’ executive management regularly review and assess Guess’ operations, financial performance and prospects in light of industry conditions, the economic environment and the potential impact of such industry conditions and economic environment on Guess’ long-term strategic goals and plans, including potential opportunities for business combinations, acquisitions, dispositions and other financial and strategic alternatives and has at times included outside financial and legal advisors, all with the goal of enhancing value for Guess stockholders.

From time to time, the Guess Board and Guess’ executive management (including Paul Marciano and Carlos Alberini) also have had discussions about potential strategic transactions. Further, the Rolling Stockholders have also, from time to time, discussed among themselves potential strategic transactions involving Guess. From time to time, the Rolling Stockholders have also received outreach from investors, including financial sponsor firms, and have met with these investors in the ordinary course and held high-level discussions, but no acquisition proposals were made at these meetings.

Authentic regularly evaluates potential acquisition targets as part of its normal investment activities. As part of this evaluation, Authentic has, from time to time, internally considered a potential acquisition of Guess as part of its consideration of the industry at-large. While Authentic has previously internally expressed interest in engaging in a strategic transaction with Guess with Authentic’s investment committee, and from time to time has communicated with Carlos Alberini, Paul Marciano and Maurice Marciano, no proposals were made to either Guess’ management or the Guess Board for an acquisition of Guess or partnership with Guess, except as described below.

In October 2023, WHP Global (“WHP”) approached Guess regarding possible participation by Guess in the acquisition of rag & bone. On February 16, 2024, Guess and rag & bone signed a definitive agreement for such an acquisition, and the transaction closed on April 2, 2024. Since such time, WHP and members of Guess’ executive management (including Paul Marciano and Carlos Alberini) have communicated regularly regarding the rag & bone business.

In May 2024 and June 2024, Guess explored the possibility of spinning off its operating business into a private company to be owned by Paul Marciano, Maurice Marciano and Carlos Alberini, with the public company remaining as an intellectual property ownership company, but the parties did not to proceed further due to, among other things, the complexity of executing such a transaction as a public company, including the related-party nature of such a transaction, and the other strategic opportunities available to Guess.

In August 2024, the Guess Board created a committee of the Guess Board comprised solely of independent and disinterested directors to evaluate a potential redomestication of Guess to a jurisdiction outside of Delaware (the “Redomestication Committee”). Willkie Farr and Gallagher LLP (“Willkie”) was retained by the Redomestication Committee as its legal counsel.

In November 2024, WHP approached Paul Marciano and Carlos Alberini regarding a potential strategic transaction involving Guess. In response, until the date of the WHP Proposal, Paul Marciano and Carlos Alberini, along with The Sage Group, LLC, financial advisor to the Rolling Stockholders (“Sage”), had preliminary, high-level discussions with representatives of WHP regarding a Potential Transaction in which the shares of Guess Common Stock held by the Rolling Stockholders could be rolled over. Paul Marciano and Carlos Alberini also discussed WHP’s interest in a Potential Transaction during this period with Sage and, beginning in February 2025, Jones Day, legal counsel to the Rolling Stockholders.

In early February 2025, following months of deliberation, the Redomestication Committee of the Guess Board recommended, and the Guess Board resolved, that it was in the best interests of Guess and its stockholders for Guess to redomesticate to Nevada.

On March 13, 2025, the Guess Board received a letter from WHP, through its affiliate WHP Investments, LLC (the “WHP Proposal”), containing a non-binding proposal to acquire the outstanding shares of Guess Common Stock, other than shares held by certain of the Rolling Stockholders, for $13.00 per share in cash (the “WHP Proposed Transaction”). The WHP Proposal expressly provided that the WHP Proposed Transaction would not be subject to the approval of a majority of Guess’ unaffiliated stockholders (such approval with respect to any Potential Transaction (as defined below), a “Majority of the Disinterested Stockholders Approval”) as it was WHP’s understanding, based on previous preliminary, high-level discussions with the Rolling Stockholders, that the Rolling Stockholders would not support any Potential Transaction subject to a Majority of the Disinterested Stockholders Approval. The Rolling Stockholders also conveyed to WHP that they would not support any Potential Transaction unless they were permitted to roll over or reinvest their shares of Guess Common Stock and the Potential Transaction was negotiated at arm’s length with, and recommended to the Guess Board by, a special committee. The WHP Proposal contemplated a structure whereby the business of Guess would be separated into an intellectual property holding company and an operating company that would retain the other assets of Guess, with the Rolling Stockholders retaining ownership of such operating company (such structure, an “IPCo/OpCo Structure”).

Following receipt of the WHP Proposal, the Redomestication Committee ceased consideration of a potential redomestication of Guess, and no such redomestication was ever effectuated.

On March 15, 2025, the Guess Board (with Paul Marciano and Carlos Alberini recusing themselves) held a special meeting, also attended by members of Guess’ in-house legal team and representatives of O’Melveny & Myers LLP and Morris, Nichols, Arsht & Tunnell LLP, legal counsels to Guess (“OMM” and “MNAT,” respectively), to discuss the terms of the WHP Proposal and consider a public announcement regarding the Guess Board’s receipt of the WHP Proposal.

At the meeting, representatives of OMM and MNAT reviewed the Guess Board’s fiduciary duties in considering a potential strategic transaction and discussed considerations and process related to the potential formation of a special committee. After discussion with representatives of OMM and MNAT, the disinterested and independent members of the Guess Board determined that the Rolling Stockholders may be deemed to have an interest in the WHP Proposed Transaction that was different from or in addition to Guess’ unaffiliated stockholders and resolved to create a special committee of the Guess Board comprised solely of independent and disinterested directors, which committee would have the authority to retain its own independent financial advisor(s) and legal counsel(s), to evaluate the WHP Proposed Transaction and any other acquisition proposal (together with the WHP Proposed Transaction, a “Potential Transaction”). The disinterested and independent members of the Guess Board also determined that neither Alex Yemenidjian nor Anthony Chidoni was contemplated to be a party to the WHP Proposed Transaction, had a material interest in the WHP Proposed Transaction or had a material relationship with a person who had a material interest in the WHP Proposed Transaction, including the Rolling Stockholders.

At the same meeting, the disinterested and independent members of the Guess Board established the Special Committee with Alex Yemenidjian and Anthony Chidoni as members and delegated to the Special Committee the express and exclusive authority, to be exercised in its sole discretion, among other things, to:

•

evaluate potential acquiring parties, including but not limited to WHP and the Rolling Stockholders, including, after due consideration by the Special Committee, exempting from and rendering inapplicable to such parties the restrictions of Section 203 of the DGCL (“Section 203”) and any and all state takeover laws or similar applicable laws of any jurisdiction that purport to be applicable to Guess, and, if considered appropriate by the Special Committee, invite such potential acquiring parties to make an acquisition proposal for Guess;

•

review and evaluate the terms and conditions and determine the advisability of the WHP Proposed Transaction and any other acquisition proposal and consider any alternatives thereto, including Guess’ standalone business prospects;

•

negotiate the terms and conditions of a Potential Transaction or to negotiate any alternative thereto, including the price, structure, form, terms and conditions of a Potential Transaction or any alternative thereto and the form, terms and conditions of any definitive agreements in connection therewith;

•

if the Special Committee determined a Potential Transaction was in the best interest of Guess and its stockholders in their capacity as such, make such recommendation to the Guess Board and, if necessary, to the stockholders of Guess;

•	if the Special Committee determined a Potential Transaction was not in the best interest of Guess and its stockholders in their capacity as such, reject such Potential Transaction;

•	conduct any investigation the Special Committee deems necessary or appropriate to fulfill its duties;

•	obtain any necessary or desirable advice, assistance and opinions from financial advisors or other advisors, consultants and agents;

•	direct the appropriate officers of Guess to act for, and on behalf of, Guess in connection with a Potential Transaction;

•	make such public disclosures as the Special Committee in its discretion determines to be necessary or appropriate or are otherwise required by law; and

•	take any and all such other actions in connection with a Potential Transaction and any alternative thereto as the Special Committee deems necessary or appropriate.

At this meeting, the Guess Board also resolved not to recommend a Potential Transaction for approval by Guess’ stockholders or otherwise approve a Potential Transaction without a prior favorable recommendation of such Potential Transaction by the Special Committee. At the conclusion of the meeting, the Guess Board determined it would publicly announce receipt of the WHP Proposal and formation of the Special Committee.

On March 14, 2025, prior to the disclosure of the WHP Proposal, the closing stock price of Guess Common Stock was $9.70.

On March 17, 2025, Guess issued a press release announcing that it had received the WHP Proposal and that it had formed the Special Committee to evaluate the WHP Proposal and any other Potential Transaction. On the same day, the Special Committee held a meeting with representatives of Willkie, which was subsequently retained by the Special Committee as its legal counsel, to discuss the WHP Proposal, transaction process considerations, independence and fiduciary duties of the Special Committee and next steps for a Potential Transaction (if any), including the engagement of a financial advisor and Delaware counsel for the Special Committee. Prior to retaining Willkie, the Special Committee confirmed Willkie’s independence from Guess, Guess’ management, WHP and the Rolling Stockholders. At the conclusion of the meeting, the Special Committee elected Alex Yemenidjian as Chair. On the same day, Paul Marciano and Maurice Marciano each filed an amendment to their respective beneficial ownership reports on Schedule 13D disclosing the WHP Proposal and indicating, among other things, that they had informed WHP that they would not support any transaction unless it was negotiated at arms’-length with, and recommended to the Guess Board by, a special committee, that they had not entered into any agreement with WHP or any other person with respect to the WHP Proposal and that they intended to remain long-term stockholders of Guess, regardless of the outcome of the WHP Proposal.

Following the public announcement of the WHP Proposal, Jamie Salter, founder, chairman and Chief Executive Officer of Authentic, contacted Paul Marciano, Carlos Alberini, Alex Yemenidjian (in his capacity as Chair of the Special Committee) and representatives of Guess and Willkie expressing interest in a Potential Transaction. The Special Committee subsequently confirmed Willkie’s independence from Authentic.

On March 19, 2025, the Special Committee and representatives of Willkie together interviewed five investment banks to discuss serving as financial advisor to the Special Committee. Following these interviews, the Special Committee held a meeting, with representatives of Willkie present, to discuss the expertise, experience, qualifications and relationships with Guess and the Rolling Stockholders of each such investment bank. At this meeting, the Special Committee also discussed a potential waiver of Section 203 with respect to discussions among or between the Rolling Stockholders and each of WHP and Authentic in connection with a Potential Transaction (the “Initial 203 Waiver”) and directed representatives of Willkie to engage with representatives of OMM, MNAT and Jones Day on the Initial 203 Waiver. On the same day, representatives of Willkie and Young Conaway Stargatt & Taylor, LLP (“Young Conaway”), which was subsequently retained by the Special Committee as its Delaware legal counsel, had a call to discuss the WHP Proposal, transaction process considerations and next steps for a Potential Transaction. Prior to retaining Young Conaway, the Special Committee confirmed Young Conaway’s independence from Guess, Guess’ management, WHP, Authentic and the Rolling Stockholders.

The Special Committee thereafter determined to engage Solomon due to, among other things, Solomon’s reputation as an internationally recognized investment banking firm with substantial experience in consumer retail transactions and expertise advising special committees in related party transactions. Prior to retaining Solomon, the Special Committee confirmed Solomon’s independence from Guess, Guess’ management, WHP, Authentic and the Rolling Stockholders.

At the direction of the Special Committee, representatives of Willkie engaged with representatives of OMM, MNAT and Jones Day on the Initial 203 Waiver and the “rules of the road” to be established for the Rolling Stockholders, which “rules of the road” were to detail certain terms and conditions to guide and inform the actions of the Rolling Stockholders in connection with a Potential Transaction.

On March 25, 2025, Matthew Maddox, President of Authentic, contacted Alex Yemenidjian (in his capacity as Chair of the Special Committee), requesting a call regarding Authentic’s interest in a Potential Transaction. On March 26, 2025, Mr. Maddox spoke to Mr. Yemenidjian and advised him of Authentic’s interest in pursuing a Potential Transaction and Authentic’s intent to send a bid letter to Guess. The next day, on March 27, 2025, Mr. Yemenidjian contacted Mr. Maddox to set up a meeting on April 1, 2025 to discuss Authentic’s interest in a Potential Transaction.

On March 26, 2025, Willkie sent a draft non-disclosure agreement (“NDA”) to Kirkland & Ellis LLP, legal counsel to WHP (“Kirkland”).

On March 27, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, to discuss the transaction process and next steps. At the meeting, following discussion with representatives of Willkie, the Special Committee approved a form of NDA that included a “don’t ask, don’t waive” standstill provision in order to encourage bidders to participate in the Special Committee’s formal process and maximize their bids, the Initial 203 Waiver, and the “rules of the road” letters and consented, pursuant to the “rules of the road” letters with the Rolling Stockholders, to the Rolling Stockholders engaging in discussions among or between themselves and each of WHP and Authentic. As part of their agreements under the “rules of the road” letters, dated as of March 27, 2025, each of Maurice Marciano, Paul Marciano and Carlos Alberini agreed, among other things, not to reach any agreement or understanding with any third party the purpose or effect of which would be to impair the ability of Guess to engage in a fair and reasonable process for a Potential Transaction. Following the meeting, on March 27, 2025, Willkie sent a draft NDA to Latham & Watkins LLP, legal counsel to Authentic (“Latham”). Copies of the “rules of the road” letters were subsequently shared with Latham and Kirkland.

Also on March 27, 2025, following review by Willkie, the Special Committee delivered a due diligence request list from Solomon to members of Guess’ management. Over the next several weeks, members of Guess’ management provided representatives of Solomon with updated information on an iterative basis based on the due diligence request list and as subsequently requested by representatives of Solomon on behalf of the Special Committee.

On March 28, 2025, the Special Committee held a meeting, with representatives of Willkie present, to discuss an engagement letter with Solomon.

Also on March 28, 2025, WHP sent a “highly confident” letter from Morgan Stanley & Co. LLC, financial advisor to WHP (“Morgan Stanley”), to the Special Committee, which letter assured WHP that Morgan Stanley was highly confident of its ability to arrange debt financing for the WHP Proposed Transaction.

On March 29, 2025, representatives of WHP sent a draft exclusivity agreement to representatives of the Rolling Stockholders. No exclusivity agreement was ever executed between the Rolling Stockholders and WHP.

On April 1, 2025, the Special Committee held a meeting, with representatives of Willkie present, and discussed the status of the discussions with the potential bidders, including discussions that had taken place between Authentic and the Rolling Stockholders. The Special Committee and representatives of Willkie discussed the Solomon engagement letter. Also that day, Alex Yemenidjian and Matthew Maddox had dinner and discussed a Potential Transaction between Guess and Authentic. Mr. Yemenidjian later conveyed that discussion to Anthony Chidoni.

Also on April 1, 2025, representatives of Morgan Stanley reached out to representatives of Solomon regarding the WHP Proposed Transaction, and representatives of Willkie and Jones Day received a draft merger agreement from representatives of Kirkland relating to the WHP Proposed Transaction.

On April 1, 2025, the closing stock price of Guess Common Stock was $11.17.

On April 2, 2025, the Guess Board received a non-binding proposal from Authentic (the “Authentic Initial Proposal”) that would result in the outstanding shares of Guess Common Stock, other than shares held by the Rolling Stockholders, being acquired for $15.00 per share in cash. The Authentic Initial Proposal also contemplated utilizing an IPCo/OpCo Structure.

On April 2, 2025, the closing stock price of Guess Common Stock was $11.38.

Also on April 2, 2025, Paul Marciano, Maurice Marciano and Carlos Alberini filed a “joint” beneficial ownership report on Schedule 13D disclosing, among other things, their engagement in discussions related to a

Potential Transaction, that they had not entered into any agreement with any person with respect to a Potential Transaction and that they intended to remain as long-term stockholders of Guess, regardless of the outcome of their consideration of any Potential Transaction.

Also on April 2, 2025, the Special Committee, Guess and Solomon executed an engagement letter.

On April 3, 2025, Guess issued a press release announcing that the Special Committee had retained Willkie as its legal advisor and Solomon as its financial advisor. On the same day, Guess reported financial results for its fourth fiscal quarter and full fiscal year ended February 1, 2025.

Separately, on April 3, 2025, representatives of Solomon and Morgan Stanley discussed the terms of the WHP Proposed Transaction. Also, on the same day, representatives of Solomon and Authentic discussed the terms of the Authentic Initial Proposal.

On April 4, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the Authentic Initial Proposal, the status of discussions with WHP and next steps. Representatives of Solomon also provided an overview of the economic environment and their discussions with representatives of WHP and Authentic. The Special Committee thereafter directed the representatives of Willkie and Solomon to develop with the representatives of Guess a comprehensive virtual data room for the due diligence process in connection with a Potential Transaction. Following this meeting, Solomon sent a list to the Special Committee of the bidders they recommended to be contacted in connection with a Potential Transaction. On the same day, Morgan Stanley sent WHP’s due diligence request lists to Solomon.

On April 7, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the bidder outreach list compiled by representatives of Solomon and the logistics of such outreach. In this meeting, representatives of Willkie also discussed the terms of the NDA being negotiated with Kirkland on WHP’s behalf and WHP’s repeated request that the standstill included in the draft NDA fall away in certain circumstances, including upon the announcement of a transaction with a third party. The Special Committee believed a fall away would not incentivize bidders to participate in a formal process or maximize their bids, and therefore, the Special Committee instructed representatives of Willkie to continue to engage in the negotiation of the NDA with Kirkland but not to accept a fall away provision.

On April 9, 2025, representatives of Solomon and WHP discussed the WHP Proposed Transaction, despite WHP refusing to sign an NDA in the form proposed by the Special Committee, which would later be signed by other potential bidders.

On April 10, 2025, Latham sent a revised draft of the NDA to Willkie (the “Authentic NDA”), which included Authentic’s request for an updated Section 203 waiver that was not conditioned on compliance with the “rules of the road” letters by the Rolling Stockholders (the “Authentic 203 Waiver”). In addition, Willkie sent a revised draft of the NDA to Kirkland, which included a most favored nations provision with respect to the standstill, such that if Guess entered into an NDA with any other potential bidder that contained a fall away provision, the NDA between Guess and WHP would be automatically amended to include such fall away provision (the “Fall Away MFN”).

On April 14, 2025, Willkie sent a revised draft of the Authentic NDA to Latham, which draft did not accept the Authentic 203 Waiver proposed in Latham’s prior draft but included an alternative Section 203 waiver based on the Initial 203 Waiver.

On April 15, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed next steps in connection with outreach to potential bidders. The Special Committee also discussed Authentic’s request for the Authentic 203 Waiver.

On April 16, 2025, members of Guess’ management provided Solomon with previously non-public, unaudited prospective financial information for Guess for the next five fiscal years based on the financial information of Guess for the period ending fiscal month-end January 2025 (the “January Projections”) to aid the Special Committee and any potential bidder with its assessment of a Potential Transaction.

On April 17, 2025, Kirkland sent a revised draft of the NDA to Willkie, which draft reinserted the fall away provision. WHP was unwilling to sign an NDA that included a standstill provision without a fall away provision, even with the proposed Fall Away MFN. Each subsequent draft of the NDA sent by Willkie to Kirkland did not accept the fall away provision and included the Fall Away MFN.

On April 18, 2025, representatives of Solomon, the Special Committee and members of Guess’ management discussed the January Projections.

On April 20, 2025, Yehuda Shmidman, Chairman and Chief Executive Officer of WHP, called Alex Yemenidjian (in his capacity as Chair of the Special Committee) to discuss the transaction process. Mr. Yemenidjian directed Mr. Shmidman to contact representatives of Solomon to further discuss the transaction process, while reiterating that WHP should sign the NDA in the form provided by Willkie if it desired to be a part of the transaction process.

On April 21, 2025, representatives of Solomon and Morgan Stanley discussed the WHP Proposed Transaction, and representatives of Solomon reiterated that WHP should sign an NDA including a standstill provision without a fall away provision if it desired to be a part of the transaction process.

On April 22, 2025, Carlos Alberini received a call from Matthew Maddox. Mr. Alberini directed Mr. Maddox to contact Alex Yemenidjian. Mr. Yemenidjian then received a call from Mr. Maddox, during which call Mr. Maddox requested that Guess agree to exclusively negotiate with Authentic for a period of time and that Guess agree to reimburse Authentic’s costs and expenses if the parties did not enter into definitive agreements relating to a Potential Transaction. Mr. Maddox also requested a most-favored nation provision with respect to the standstill in the Authentic NDA which provided that the terms of the standstill provision in the Authentic NDA would be no less favorable to Authentic than those set forth in an NDA with any other potential bidder. Mr. Yemenidjian told Mr. Maddox his requests for exclusivity and expense reimbursement were inconsistent with a fair process that allowed for the best possible transaction (if any) for the unaffiliated stockholders of Guess but agreed that the terms of the Authentic NDA with respect to the standstill would be no less favorable to those set forth in an NDA with any other potential bidder.

On April 23, 2025, the Special Committee had a call with representatives of Solomon and the Special Committee authorized Solomon to initiate outreach to potential bidders as previously discussed.

On April 24, 2025, representatives of Solomon initiated outreach to 36 additional potential third-party brand management, strategic and financial bidders approved by the Special Committee, soliciting offers for a full range of alternatives, including pairing the Rolling Stockholders with a buyer in a go-private transaction or an outright sale of Guess. That same day, it was publicly leaked that Authentic was considering an acquisition of Guess.

On April 25, 2025, representatives of Solomon and Authentic discussed the terms of the Authentic NDA. On the same day, representatives of Kirkland emailed representatives of Willkie stating that WHP was willing to sign an NDA that included a standstill provision with a fall away provision or to proceed at this stage without an NDA.

On April 29, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the ongoing outreach to various potential bidders and reviewed Solomon’s preliminary financial analysis of Guess. Among other things, the Special Committee discussed with Willkie and Solomon the global brand of Guess, the potential for an IPCo/OpCo Structure and the opportunity for potential bidders to partner with the Rolling Stockholders. The Special Committee also discussed the next steps in the transaction process, including the delivery of marketing materials to potential bidders. On the same day, representatives of Solomon discussed with representatives of each of WHP and Authentic the status of their respective NDAs.

On April 30, 2025, the Special Committee consented to the Authentic 203 Waiver, and Guess entered into the Authentic NDA, which included a standstill provision without a fall away provision. On the same day, Paul Marciano, Maurice Marciano and Carlos Alberini entered into a separate confidentiality agreement with Authentic. Subsequently, the Special Committee, Paul Marciano, Carlos Alberini and representatives of Solomon, Willkie and Sage, met to discuss the transaction outreach process.

During April 2025 and May 2025, Willkie negotiated with potential bidders, and Guess entered into, eight NDAs that included a standstill provision without a fall away provision.

On April 30, 2025, at the request of the Rolling Stockholders and following review by Willkie, Jones Day delivered a due diligence request list to members of Guess’ management and representatives from OMM. Following this date, members of Guess’ management provided representatives of the Rolling Stockholders with updated information on an iterative basis as requested by representatives of the Rolling Stockholders on behalf of the Rolling Stockholders.

Thereafter, the Rolling Stockholders and their representatives, including Sage, Jones Day and, after May 7, 2025, Ropes & Gray LLP, also legal counsel to the Rolling Stockholders (“Ropes”), engaged in discussions with Authentic and Latham regarding the terms for a Potential Transaction and the agreements that would govern the post-closing arrangements among the Rolling Stockholders and Authentic and the documentation in respect thereof, which are described in more detail in the section of this Proxy Statement captioned “The Interim Investors Agreement—Post-Closing Agreements”. Representatives of Jones Day and Latham shared periodic updates with representatives of Willkie with respect to the status of these negotiations, arrangements and documents.

On May 1, 2025, representatives of Solomon received a due diligence request list from Authentic which such representatives provided to the Special Committee and members of Guess’ management.

On May 3, 2025, with the approval of the Special Committee, representatives of Solomon uploaded the January Projections prepared by members of Guess’ management to the virtual data room.

On May 4, 2025, representatives of Solomon provided access to representatives of Jones Day and Sage, on behalf of the Rolling Stockholders, to certain requested due diligence materials in the virtual data room.

On May 5, 2025, representatives of Solomon, on behalf of the Special Committee, shared a Confidential Information Memorandum and process letter with those bidders who had signed an NDA with Guess in connection with a Potential Transaction. The process letter provided for a first round bid deadline of May 19, 2025. The process letter also requested that bidders indicate their interest in engaging with the Rolling Stockholders regarding their desire to (i) roll some or all of their equity for an ongoing ownership stake in the acquired business and (ii) utilize an IPCo/OpCo Structure. On the same day, representatives of Solomon had a call with representatives of WHP and informed them that no NDA entered into by Guess in connection with a Potential Transaction contained a fall away provision of the nature requested by WHP. Representatives of Solomon also noted that the Special Committee wanted WHP to participate in the process, but to do so it would need to agree to substantially the same standstill provision as included in the NDAs signed by all other potential bidders (which did not include a fall away provision). Solomon also confirmed that the Special Committee was willing to include the Fall Away MFN in such an NDA.

Over the next few days, representatives of Solomon also engaged with representatives of Authentic regarding Authentic’s due diligence request lists and requests for intellectual property, finance and legal due diligence calls with the members of Guess’ management.

On May 10, 2025, representatives of Solomon and WHP discussed the NDA, and the representatives of Solomon encouraged the representatives of WHP to engage with the Rolling Stockholders.

On May 13, 2025, members of Guess’ management and representatives of Authentic, Solomon and Sage discussed the January Projections prepared by members of Guess management.

On May 16, 2025, representatives of Solomon and WHP discussed the NDA and WHP’s communications with the Rolling Stockholders.

On May 16, 2025, the closing stock price of Guess Common Stock was $11.81.

On May 19, 2025, in accordance with the bid process letter, the Special Committee received a second non-binding proposal from Authentic (the “Authentic May 19 Proposal”) that would result in the outstanding shares of Guess Common Stock, other than shares held by the Rolling Stockholders, being acquired for $15.00 per share in cash, the same price as the Authentic Initial Proposal. The Authentic May 19 Proposal indicated that Authentic was willing to engage with the Rolling Stockholders’ desire to roll and to utilize an IPCo/OpCo Structure and that the proposal would not be subject to any financing contingency.

On May 19, 2025, the closing stock price of Guess Common Stock was $11.70.

Also on May 19, 2025, representatives of Party A contacted representatives of Solomon and requested that the Special Committee allow Party A to have a few more days to determine whether it would bid because Party A had only executed the NDA and received access to the preliminary materials on May 16, 2025.

On May 20, 2025, the Special Committee received a non-binding proposal from Party B to acquire all outstanding shares of Guess Common Stock for a total purchase price of $1.35 billion, which Solomon calculated as resulting in a per share price of $16.63. The proposal indicated that Party B was willing to engage with the Rolling Stockholders’ desire to roll and to utilize an IPCo/OpCo Structure and that the proposal would not be subject to any financing contingency.

On May 20, 2025, the closing stock price of Guess Common Stock was $11.41.

Despite contacting 36 potential bidders in addition to WHP and Authentic and executing NDAs with eight potential bidders (including four brand management companies, one strategic company and three financial sponsors), the Special Committee did not receive any other proposals.

On May 21, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and reviewed the bids received from Authentic and Party B and discussed the request from Party A for an extended bid deadline. At the same meeting, the Special Committee also discussed the status of the discussions with WHP, and WHP’s determination to not sign an NDA that included a standstill provision without a fall away provision notwithstanding that none of the NDAs executed by Guess contained such a fall away provision. The Special Committee instructed the representatives of Willkie and Solomon to encourage each of Authentic and Party B to increase their bid prices, continue to encourage WHP to participate in the process on the same terms as other bidders and continue to encourage Party A to submit a bid, including by extending the bid deadline for Party A. Consistent with the Special Committee’s instruction, representatives of Solomon contacted each of Authentic and Party B to discuss next steps and to encourage them to increase their bid prices, and Solomon also continued discussions with representatives of each of WHP and Party A, including by extending the bid deadline for Party A.

On May 23, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the status of the discussions with WHP and next steps in the transaction process more generally.

On May 24, 2025, consistent with the Special Committee’s instruction, Willkie sent Kirkland an updated NDA for WHP consistent with the NDAs executed by other interested parties. Willkie and Kirkland exchanged correspondence on the NDA and the current status of the transaction process through May 30, 2025, including on May 28, 2025 when Willkie emailed Kirkland to advise that other interested parties, including one separately represented by Kirkland, had entered into NDAs with Guess on a substantially similar form to the NDA provided by Willkie to Kirkland and on May 29, 2025, when representatives of Kirkland emailed representatives of Willkie to advise that WHP was willing to sign an NDA with a fall away provision, or to proceed without an NDA, but that WHP was not willing to sign an NDA that included a standstill provision without a fall away provision.

On May 27, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, to review the auction draft merger agreement prepared by Willkie to be posted to the virtual data room. At the meeting, the Special Committee was briefed on the status of discussions with WHP.

Also on May 27, 2025, Party A advised representatives of Solomon that it did not intend to make a bid.

On May 28, 2025, representatives of Solomon provided access to representatives of Authentic, Latham and Party B to substantial diligence materials in the virtual data room. Later on May 28, 2025, representatives of Solomon and representatives of Party B had a call to discuss the due diligence process and next steps.

Also on May 28, 2025, Paul Marciano and Carlos Alberini held a meeting with Yehuda Shmidman and Stanley Silverstein, the Chief Commercial Officer of WHP, and discussed the WHP Proposed Transaction.

On May 29, 2025, the auction draft merger agreement was posted in the virtual data room and made available to all potential bidders who had signed an NDA and submitted a bid. The auction draft merger agreement required any Potential Transaction to be conditioned on a Majority of the Disinterested Stockholder Approval.

On June 1, 2025, Carlos Alberini and Yehuda Shmidman had a call and discussed the WHP Proposed Transaction.

On June 3, 2025, members of Guess’ management and representatives of Solomon and Matthews South LLC, capital markets advisor to Guess (“Matthews South”), discussed Guess’ outstanding Convertible Notes, as well as the call options purchased by Guess and the warrants sold by Guess contemporaneously with the offering of the Convertible Notes. The call options were entered into by Guess in order to reduce the potential dilutive effect on stockholders of Guess resulting from the conversions of the Convertible Notes and/or offset any potential cash payment in excess of the principal amount of the Convertible Notes that Guess may be required to make in the event that the market value per share of Guess Common Stock used to calculate the number of shares of Guess Common Stock and/or cash owed upon such conversions, is greater than the conversion price of the Convertible Notes. The warrants (together with the call options, the “Call Spread Overlay”) were entered into by Guess in order to reduce the cost of the call options. Matthews South had served as capital markets advisor to Guess in connection with Guess’ placement of the Convertible Notes and its entry into the Call Spread Overlay. In connection with the evaluation of a Potential Transaction, members of Guess’ management requested that Matthews South assist in assessing the potential economic implications of a Potential Transaction on the Convertible Notes and the Call Spread Overlay. During the process leading to the signing of the Merger Agreement, Matthews South performed several iterations of preliminary and illustrative calculations of the potential economic implications of a Potential Transaction on the Convertible Notes and the Call Spread Overlay based on various illustrative acquisition prices, volatility scenarios and Potential Transaction closing dates, as requested from time to time by members of Guess’ management and representatives of the Special Committee, which were provided to and discussed with Guess and the Special Committee during such period (collectively, the “CNCSO Calculations”). See “Impact on the Convertible Notes and the Call Spread Overlay” for further discussion of the CNCSO Calculations.

On June 5, 2025, Guess reported financial results for its first fiscal quarter ended May 3, 2025. Also on June 5, 2025, the Special Committee received and provided to representatives of Solomon the CNCSO Calculations for a range of illustrative acquisition prices and volatility scenarios for the Guess shares.

On June 9, 2025, Guess and Authentic executed a Clean Team Agreement negotiated by Willkie and Authentic to allow representatives of Authentic and Latham access to competitively sensitive documents. Solomon thereafter provided access to such documents contained in the virtual data room to select representatives of Authentic, Latham and certain other parties as provided for in the Clean Team Agreement.

On June 10, 2025, Guess had a regularly scheduled Guess Board meeting, following which Alex Yemenidjian provided a status update on a Potential Transaction in an executive session of the independent directors of Guess.

On June 12, 2025 and June 13, 2025, members of Guess’ management and Authentic held in-person due diligence meetings relating to a Potential Transaction at Guess’ California offices.

On June 15, 2025, representatives of Solomon and Authentic discussed a Potential Transaction between Guess and Authentic, including the structuring and due diligence thereof. At that meeting, at the direction of the Special Committee, representatives of Solomon informed representatives of Authentic that Authentic needed to increase its bid price if there was to be a transaction.

On June 16, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the transaction process with Authentic and the lack of progress with Party B. The Special Committee instructed Solomon to circulate a second round process letter to all current bidders with a bid deadline of July 14, 2025.

On June 17, 2025, representatives of Latham shared a draft markup of the auction draft merger agreement with Jones Day. Thereafter through the announcement of the Transactions, representatives of Jones Day, Sage and Latham engaged in discussions with respect to the merger agreement and the transactions contemplated thereby.

On June 19, 2025, Solomon provided in the virtual data room a second round process letter requesting final bids and a markup of the auction draft merger agreement by July 14, 2025. Later on the same day, at the direction of the Special Committee, representatives of Solomon called representatives of each of Authentic and Party B regarding the process letter. Solomon also called representatives of WHP to provide an update on the transaction process and encourage WHP to participate in the process alongside the other bidders. In response to Solomon’s calls, representatives of Party B confirmed to representatives of Solomon that Party B did not intend to continue to participate in the process, and WHP emailed Solomon to reiterate that WHP would sign only an NDA that included a standstill provision with a fall away provision.

On June 24, 2025, following approval from the Special Committee and members of Guess’ management, in response to financial due diligence requests, Solomon sent Authentic the CNCSO Calculations.

On June 25, 2025, representatives of Willkie and Jones Day discussed a Potential Transaction, including the status of the ongoing discussions between the Rolling Stockholders and Authentic.

On July 2, 2025, Latham shared with Jones Day a draft voting agreement that, among other things, required certain stockholders, including the Rolling Stockholders, to vote their shares of Guess Common Stock in favor of a Potential Transaction. Thereafter through the announcement of the Transactions, Jones Day and Latham engaged in discussions with respect to the voting agreement.

On July 7, 2025, Solomon and Sage discussed the due diligence process and a Potential Transaction with Authentic.

On July 9, 2025, a draft Guess disclosure schedule associated with the auction draft merger agreement prepared by members of Guess’ management and OMM were provided in the virtual data room.

Also on July 9, 2025, Latham shared with Jones Day a draft of the interim investors agreement, which agreement would govern the relationship between Authentic and the Rolling Stockholders with respect to a Potential Transaction, and is described in more detail in the section of this Proxy Statement captioned “The Interim Investors Agreement”. Thereafter, the Rolling Stockholders, Authentic and their respective representatives and legal advisors engaged in discussions and negotiations regarding the interim investors agreement. Representatives of Jones Day and Latham shared periodic updates with representatives of Willkie with respect to the status of these negotiations, arrangements and documents.

On July 11, 2025, the closing stock price of Guess Common Stock was $12.83.

On July 12, 2025, representatives of Authentic confirmed to representatives of Solomon that they planned to submit an updated proposal on July 14, 2025. On the same day, representatives of Willkie received from representatives of Latham, on behalf of Authentic, (a) a markup of the auction draft merger agreement that, among other things, (i) eliminated the Majority of the Disinterested Stockholder Approval requirement and (ii) removed the ability of Guess to pay its regular quarterly dividend of $0.30 per share though the closing of a Potential Transaction, and (b) a draft of a voting agreement that, among other things, required certain stockholders, including the Rolling Stockholders, to vote their shares of Guess Common Stock in favor of a Potential Transaction.

In accordance with the second round process letter, on July 14, 2025, the Special Committee received a third non-binding proposal from Authentic (the “Authentic July 14 Proposal”) that would result in the outstanding shares of Guess Common Stock, other than shares held by the Rolling Stockholders, being acquired for $15.00 per share in cash, the same price that they had offered in the Authentic Initial Proposal and the Authentic May 19 Proposal. Authentic also provided a draft transaction structure presentation prepared by KPMG LLP, Authentic’s tax advisor (“KPMG”), and reviewed by PricewaterhouseCoopers LLP, tax advisor to the Rolling Stockholders (a separate team of which served as tax advisor to Guess), describing proposed Potential Transaction steps, including a proposed pre-closing restructuring arrangement.

On July 14, 2025, the closing stock price of Guess Common Stock was $12.70.

On July 15, 2025, representatives of Willkie, Latham and Jones Day discussed Authentic’s comments to the auction draft merger agreement and KPMG’s presentation. Representatives of Latham indicated that the proposed pre-closing restructuring arrangement was necessitated by the tax structure of Guess and required for Authentic to pursue any Potential Transaction.

Also on July 15, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the bid materials provided by Authentic, including the Authentic July 14 Proposal, the markup of the auction draft merger agreement, the draft voting agreement and the pre-closing restructuring arrangement. Representatives of Willkie highlighted certain material revisions in the markup of the auction draft merger agreement and proposed responsive positions on each such point that had been discussed with representatives of Latham and Jones Day, including reinserting the Majority of the Disinterested Stockholder Approval requirement and revising the pre-closing restructuring arrangement to provide for greater deal certainty. Following the discussion, the Special Committee directed representatives of Solomon to recommend to Authentic that it materially increase its bid price. At the meeting, the Special Committee also discussed with representatives of Willkie and Solomon the CNCSO Calculations updated to reflect different ranges of illustrative acquisition prices and volatility scenarios.

On July 15, 2025 and July 16, 2025, as directed by the Special Committee, representatives of Solomon discussed Authentic’s updated offer with representatives of each of Authentic and Sage and reiterated that

Authentic needed to materially increase its bid price. The representatives of Authentic indicated that, while there may be limited flexibility to increase the bid price, any meaningful increase would be economically unfeasible given Authentic’s business model. They further explained that any increase above the minimum “make-whole” price, as determined under the terms of the Convertible Notes Indenture (the “Make-whole Floor Price”) could disproportionately raise the total acquisition cost for Authentic due to potential payments to the counterparties under the Call Spread Overlay dependent on uncertain negotiations with such counterparties.

Also on July 15, 2025 and July 16, 2025, members of Guess’ management and Authentic held in-person due diligence meetings relating to a Potential Transaction at Guess’ California offices.

On July 17, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present. At the meeting, representatives of Solomon reviewed with the Special Committee its conversation with representatives of Authentic, including that Authentic would not raise its bid price beyond the Make-whole Floor Price and representatives of Willkie further reviewed with the Special Committee material issues in the markup of the auction draft merger agreement and the draft voting agreement received from representatives of Latham on behalf of Authentic. Following discussion, the Special Committee directed representatives of Solomon to continue to work to secure a materially higher bid price and representatives of Willkie to revise the draft merger agreement and voting agreement.

On July 18, 2025, representatives of Willkie, Solomon, OMM, PricewaterhouseCoopers LLP, tax advisor to Guess (and a separate team of which served as tax advisor to the Rolling Stockholders), Latham and KPMG had a call to discuss the proposed pre-closing restructuring arrangement. Following the call and until the signing of the merger agreement with Authentic, representatives of Willkie engaged with relevant local counsel to advise the Special Committee on the proposed pre-closing restructuring arrangement.

Also on July 18, 2025, Latham sent a markup of the draft Guess disclosure schedules to Willkie and OMM.

On July 21, 2025, representatives of Willkie and Latham had a call to discuss the proposed pre-closing restructuring arrangement.

On July 23, 2025, members of Guess’ management and representatives of Willkie, Solomon and Matthews South discussed updating the CNCSO Calculations to reflect different ranges of illustrative acquisition prices, volatility scenarios and illustrative closing dates.

On July 24, 2025, Willkie sent Latham a markup of the draft merger agreement that, among other changes, reinserted the condition on the Majority of the Disinterested Stockholder Approval, provided for certain steps of the proposed pre-closing restructuring of Guess to be subject to limited closing conditions and permitted Guess to continue paying its regular quarterly dividend.

On July 25, 2025, Willkie sent Latham a markup of the draft voting agreement that expanded the obligation of the parties to the voting agreement to take certain actions in connection with the proposed pre-closing restructuring and also introduced a cap on the number of shares of Guess Common Stock held by such parties to be voted in favor of a Potential Transaction with Authentic. Representatives of Latham and Jones Day reviewed such drafts concurrently and engaged in discussions and negotiations with respect to such drafts.

Between July 25, 2025 and July 28, 2025, representatives of Solomon and Authentic had numerous discussions regarding bid price.

On July 25, 2025, the closing stock price of Guess Common Stock was $13.64.

On July 28, 2025, the Special Committee received a fourth non-binding proposal from Authentic (the “Authentic July 28 Proposal”) that would result in the outstanding shares of the Guess Common Stock, other than shares held by the Rolling Stockholders, being acquired for $15.50 per share in cash. On the same day, Latham sent Willkie revised drafts of the merger agreement and voting agreement. Authentic accepted the condition requiring the Majority of the Disinterested Stockholder Approval and conditions to the pre-closing restructuring but rejected the provision permitting Guess to continue paying its regular quarterly dividend. The markup of the draft merger agreement also provided for Authentic (or its designee(s)) to purchase equity interests in up to 51% of Guess’ intellectual property (other than certain excluded intellectual property assets) and at the option of the Rolling Stockholders, for an entity affiliated with the Rolling Stockholders to purchase equity interests in up to 17% of Guess’ intellectual property (other than certain excluded assets) (with such 17% increased by later negotiations of the Rolling Stockholders to up to 19%).

On July 28 2025, the closing stock price of Guess Common Stock was $13.70.

Also on July 28, 2025, Solomon received revised projections for Guess’ fiscal year 2026 from members of Guess’ management, which projections were updated based on the actual results of Guess for the period ended fiscal month-end June 2025 and updated expectations of Guess for the remainder of the year, including as a result of currency movements, and were aligned with the full-year fiscal year 2026 guidance included in Guess’ financial results reported on June 5, 2025. Later on the same day, representatives of Solomon discussed the updated fiscal year 2026 projections with members of Guess’ management.

On July 29, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and reviewed the Authentic July 28 Proposal and an updated preliminary financial analysis of Guess by Solomon, informed by the updated fiscal year 2026 projections for Guess prepared by members of Guess’ management and the CNCSO Calculations. In this meeting, the Special Committee also discussed the material issues raised by the markup of the draft merger agreement provided by representatives of Latham on behalf of Authentic, Authentic’s proposal in the markup of the draft voting agreement that all of the shares of Guess Common Stock held by the Rolling Stockholders be subject to an obligation to vote in favor of a Potential Transaction with Authentic and proposed responsive positions with respect thereto. Following discussion, the Special Committee directed representatives of Solomon to inform representatives of Authentic that the Special Committee expected a material increase in Authentic’s bid price.

Later on July 29, 2025, representatives of Solomon had a call with Jamie Salter of Authentic. During the call, at the direction of the Special Committee, representatives of Solomon advised Mr. Salter that the Special Committee expected a material increase in Authentic’s bid price. While acknowledging the Special Committee’s expectation, Mr. Salter informed the representatives of Solomon that Authentic would not raise its bid beyond the Make-whole Floor Price.

On July 30, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the call among representatives of Solomon and Jamie Salter from the day prior and a plan to communicate a counter-offer price to Authentic. Following discussion, the Special Committee directed representatives of Solomon to communicate a price of $17.50 per share to representatives of Authentic.

Also on July 30, 2025, representatives of Solomon received revised five-year projections for Guess from members of Guess’ management, which projections were updated consistent with the updated fiscal year 2026 projections previously provided on July 28, 2025 and based on the financial information of Guess for the period ended fiscal month-end June 2025 (the “June Projections”).

On July 31, 2025, representatives of Willkie received from representatives of Latham a revised presentation prepared by KPMG describing the proposed Potential Transaction steps, including the proposed pre-closing restructuring arrangement. On the same day, representatives of Solomon received from Matthews South the CNCSO Calculations updated to reflect different ranges of illustrative acquisition prices, volatility scenarios and illustrative closing dates.

Also on July 31, 2025, the Special Committee, members of Guess’ management and representatives of Solomon and Sage discussed the June Projections. On the same day, with the approval of the Special Committee, representatives of Solomon uploaded the June Projections to the virtual data room.

On August 1, 2025, at the direction of the Special Committee, representatives of Solomon provided to representatives of Authentic the CNCSO Calculations updated to reflect different ranges of illustrative acquisition prices, volatility scenarios and illustrative closing dates.

On August 1, 2025, the closing stock price of Guess Common Stock was $12.46.

On August 2, 2025, at the direction of the Special Committee, representatives of Solomon and Authentic discussed a Potential Transaction between Guess and Authentic, including the Special Committee’s counter-offer of $17.50 per share and the potential economic implications of a Potential Transaction on the Convertible Notes and the Call Spread Overlay.

On August 4, 2025, the closing stock price of Guess Common Stock was $13.10.

On August 4 and August 5, 2025, representatives of Solomon, members of Authentic senior management and representatives of Leonard Green & Partners (one of Authentic’s material equityholders) discussed the Special Committee’s desired price per share for the Potential Transaction and the potential economic implications of a Potential Transaction on the Convertible Notes and the Call Spread Overlay.

On August 5, 2025, the Special Committee received a fifth non-binding proposal from Authentic (the “Authentic August 5 Proposal”) that would result in the outstanding shares of Guess Common Stock, other than shares held by the Rolling Stockholders, being acquired for $16.25 per share in cash, which proposal also permitted Guess to pay up to an aggregate of $0.60 per share in dividends during the period between the signing and the closing of the Potential Transaction.

On August 5, 2025, the closing stock price of Guess Common Stock was $12.95.

On August 6, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the Authentic August 5 Proposal, the June Projections, the CNCSO Calculations and the open issues in the draft merger agreement. The Special Committee deemed the $16.25 per share bid price proposed by Authentic to be insufficient and directed the representatives of Solomon to request an update from Sage on the status of the negotiations and discussions between the Rolling Stockholders and Authentic regarding a Potential Transaction.

On August 7, 2025, the Special Committee held multiple meetings, with representatives of Willkie and Solomon present, and discussed the negotiations with Authentic regarding a Potential Transaction, including the $16.25 proposed bid price from the Authentic August 5 Proposal. At the direction of the Special Committee, representatives of Solomon communicated to representatives of Sage and Authentic that the $16.25 bid price from the Authentic August 5 Proposal was insufficient and the Special Committee’s counter-offer remained $17.50 per share. Subsequently, Willkie sent revised drafts of the merger agreement and voting agreement to Latham and Jones Day concurrently.

Also on August 7, 2025, Paul Marciano, Carlos Alberini, Jamie Salter and other representatives of Authentic had a call to discuss increasing Authentic’s bid price.

On August 8, 2025, Paul Marciano and Carlos Alberini called Alex Yemenidjian to discuss the impact of the Convertible Notes and the Call Spread Overlay on the bid price and the timing of a Potential Transaction with Authentic. Later that day, the Special Committee, Carlos Alberini and representatives of Willkie, Solomon and Matthews South had a call to discuss the Convertible Notes and the Call Spread Overlay, including that the

Make-whole Floor Price was subject to decrease in the event that Guess (i) paid a regular quarterly dividend greater than $0.225 per share, which was the amount of Guess’ regular quarterly dividend at the time the Convertible Notes were issued, or (ii) paid any special dividend (the “Dividend Limitation”). Matthews South was instructed to update the CNCSO Calculations to reflect Guess paying regular quarterly dividends not in excess of the Dividend Limitation (such that the payment of such dividends would not result in an adjustment to the Make-whole Floor Price).

Also on August 8, 2025, the Special Committee consented to resolutions clarifying, for the avoidance of doubt, that the Rolling Stockholders included in the Authentic 203 Waiver included certain Guess stockholders.

On August 8, 2025, the closing stock price of Guess Common Stock was $13.85.

On August 9, 2025, the Special Committee received and provided to representatives of Solomon the CNCSO Calculations updated to reflect Guess paying regular quarterly dividends not in excess of the Dividend Limitation.

On August 9 and August 10, 2025, the Special Committee and representatives of Solomon had multiple calls to discuss the $16.25 bid price from the Authentic August 5 Proposal.

On August 10, 2025, the Special Committee, Carlos Alberini and representatives of Willkie, Solomon and Matthews South again discussed the Convertible Notes and the Call Spread Overlay, including the Make-whole Floor Price and the impact of dividend payments at various levels to such Make-whole Floor Price.

On August 11, 2025, members of Guess’ management, including Carlos Alberini, and representatives of Authentic, Willkie, Solomon, OMM, Latham and JP Morgan, financial advisor to Authentic, had a call regarding the Convertible Notes and the Call Spread Overlay, including the conversion price of the Convertible Notes, the terms of the Call Spread Overlay and the impact of Guess’ dividends on the Make-whole Floor Price. On this call it was agreed that, assuming Guess did not pay any dividends in excess of the Dividend Limitation, the Make-whole Floor Price was approximately $16.7686.

Also on August 11, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the value of a Potential Transaction with Authentic to the Unaffiliated Company Stockholders in light of Authentic’s determination not to propose a bid price in excess of the Make-whole Floor Price. The Special Committee also discussed the material terms of the Merger Agreement, including the ability of the Unaffiliated Company Stockholders to vote for or against a Potential Transaction with Authentic pursuant to the Majority of the Disinterested Stockholder Approval negotiated by the Special Committee. The Special Committee directed representatives of Solomon to convey to representatives of Authentic a counteroffer bid price of $16.75 per share, in addition to Guess being permitted to pay regular quarterly dividends not in excess of the Dividend Limitation between the signing and closing of the Potential Transaction with Authentic. Solomon conveyed the counteroffer to representatives of Authentic immediately following the meeting. Later that day, the Special Committee received a sixth non-binding proposal from Authentic (the “Authentic August 11 Proposal”) to acquire the outstanding shares of Guess Common Stock, other than shares held by the Rolling Stockholders, for $16.75 per share in cash. The Authentic August 11 Proposal also permitted Guess to pay regular quarterly dividends not in excess of the Dividend Limitation during the period between the signing and the closing of the Potential Transaction with Authentic.

On August 11, 2025, the closing stock price of Guess Common Stock was $13.27.

On August 12, 2025, representatives of Willkie received from representatives of Latham an updated KPMG presentation related to the Potential Transaction structure. On the same day, representatives of Willkie and Latham had a call to discuss the updated KPMG presentation and the pre-closing restructuring arrangement.

Also on August 12, 2025, representatives of Willkie, OMM, Latham and Jones Day had a separate call to discuss the remaining open issues on the draft merger agreement and other transaction documents.

On August 13, 2025, representatives of Solomon and Authentic had multiple calls to discuss the bid price, the Convertible Notes and the Call Spread Overlay. On the same day, representatives of Willkie received a markup of the merger agreement from representatives of Latham, and representatives of Solomon received from members of Guess’ management the CNCSO Calculations updated to reflect different ranges of illustrative acquisition prices and illustrative closing dates. On the same day, the Special Committee consented to resolutions further clarifying the Rolling Stockholders included in the Authentic 203 Waiver.

On August 14, 2025, Solomon received approval from the Special Committee to use the June Projections in the materials for the fairness opinion for the Potential Transaction.

On August 15, 2025, representatives of Solomon and Authentic discussed transaction terms, including sources and uses of funds in connection with the Potential Transaction and representatives of Willkie received a markup of the voting agreement from representatives of Latham.

Also on August 15, 2025, representatives of Willkie, OMM, Latham, with members of Guess’ management in attendance, met to discuss remaining open issues in the draft merger agreement with respect to intellectual property matters.

On August 16, 2025, Willkie sent revised drafts of the merger agreement and the voting agreement to Latham and Jones Day.

On August 17, 2025, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and discussed the terms of the Potential Transaction with Authentic. Representatives of Willkie reviewed with the Special Committee the material terms of the current drafts of the merger agreement and the voting agreement negotiated with Authentic. Representatives of Solomon reviewed with the Special Committee an update to Solomon’s preliminary financial analysis of Guess in light of Authentic’s bid price of $16.75 per share and the economics of the post-Potential Transaction arrangement between Authentic and the Rolling Stockholders that Solomon had obtained from Authentic. Representatives of Willkie also discussed with the Special Committee certain legal matters, including the fiduciary duties of the Special Committee with respect to the Potential Transaction with Authentic. Later that day, representatives of Willkie received a draft interim investors agreement from representatives of Latham on an informational purposes only basis, which agreement governed the transactions between Authentic and the Rolling Stockholders in connection with a Potential Transaction with Authentic.

On August 18, 2025, the closing stock price of Guess Common Stock was $13.47.

From August 17, 2025 through August 19, 2025, Willkie and Latham exchanged drafts of the merger agreement and the voting agreement, and subsequently, Willkie circulated the final drafts of the merger agreement and the voting agreement to Latham, Jones Day and OMM. During that same period, Jones Day, Latham and Ropes continued to exchange drafts of, and finalized, the interim investors agreement, which is further described in the section of this Proxy Statement captioned “The Interim Investors Agreement”. On August 19, 2025, the final draft of the interim investors agreement was shared with Willkie on an informational only basis.

On August 19, 2025, the closing stock price of Guess Common Stock was $13.34.

Following the close of trading on the NYSE on August 19, 2025 and receipt of substantially final drafts of the merger agreement and the other key transaction documents prior to the meeting, the Special Committee held a meeting, with representatives of Willkie and Solomon present, and considered the Potential Transaction with

Authentic. Representatives of Willkie reviewed with the Special Committee the changes to the terms of the merger agreement and the voting agreement since the meeting on August 17, 2025. Thereafter, Solomon rendered its opinion to the Special Committee to the effect that, based upon and subject to the qualifications and assumptions set forth therein, the Per Share Merger Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders and their respective affiliates) of the shares of Guess Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders. Following additional discussion, the Special Committee unanimously (i) determined that the Merger Agreement, the Voting Agreement and the Transactions, including the Merger and the Disposition, were fair to, and in the best interests of, the Unaffiliated Company Stockholders, and (ii) resolved to recommend to the Guess Board that it (a) approve and declare advisable the Merger Agreement, the Voting Agreement and the Transactions, including the Merger and the Disposition, (b) determine that the Merger Agreement, the Voting Agreement and the Transactions, including the Merger and the Disposition, were fair to, and in the best interests of, the Unaffiliated Company Stockholders, and (c) recommend that Guess’ stockholders adopt the Merger Agreement and approve the Merger and the Disposition at any meeting of Guess’ stockholders.

Later on August 19, 2025, the Guess Board (with Paul Marciano and Carlos Alberini recusing themselves) held a meeting, with members of Guess’ management and representatives from Willkie, Solomon, OMM and MNAT present. At the meeting, representatives of OMM and MNAT reviewed with the Guess Board its fiduciary duties and representatives of OMM and MNAT reviewed the key terms of the merger agreement and the other key transaction documents. The Guess Board discussed and reviewed the Potential Transaction with Authentic and received the report of the Special Committee, and representatives of Solomon relayed to the Guess Board that Solomon had delivered to the Special Committee its opinion to the effect that, based upon and subject to the qualifications and assumptions set forth therein, the Per Share Merger Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the shares of Guess Common Stock pursuant to the merger agreement was fair from a financial point of view to such holders. Acting on the unanimous recommendation of the Special Committee, the Guess Board (with Paul Marciano and Carlos Alberini recusing themselves) unanimously, among other things, (i) approved and declared advisable the Merger Agreement, the Voting Agreement and the Transactions, including the Merger and the Disposition (ii) determined that the Merger Agreement, the Voting Agreement and the Transactions, including the Merger and the Disposition, were fair to, and in the best interests of, Guess and Guess’ stockholders, including the Unaffiliated Company Stockholders, and (iii) resolved to recommend that Guess stockholders adopt the Merger Agreement and approve the Merger and the Disposition and direct that the Merger Agreement, including the Merger and the Disposition, be submitted to Guess’ stockholders for their adoption and approval at any meeting of Guess’ stockholders.

On August 20, 2025, following receipt of substantially final drafts of the merger agreement and the other key transaction documents prior to the meeting, the material terms of which were included in materials provided prior to and discussed with the Guess Board at the August 19, 2025 meeting, the Guess Board (with Paul Marciano and Carlos Alberini recusing themselves) held a meeting, with members of Guess’ management and representatives from Willkie, Solomon, OMM and MNAT present, and acting on the unanimous recommendation of the Special Committee, unanimously, among other things, (i) approved and declared advisable the Merger Agreement, the Voting Agreement and the Transactions, including the Merger and the Disposition (ii) determined that the Merger Agreement, the Voting Agreement and the Transactions, including the Merger and the Disposition, were fair to, and in the best interests of, Guess and Guess’ stockholders, including the Unaffiliated Company Stockholders, and (iii) resolved to recommend that Guess stockholders adopt the Merger Agreement and approve the Merger and the Disposition and direct that the Merger Agreement, including the Merger and the Disposition, be submitted to Guess’ stockholders for their adoption and approval at any meeting of Guess’ stockholders.

Following the approval by the Guess Board, early on August 20, 2025, the parties executed the Merger Agreement and the other transaction documents, including the Voting Agreement and the Interim Investors Agreement, and prior to the opening of trading on the NYSE on August 20, 2025, Guess and Authentic each issued press releases announcing the execution of the Merger Agreement. On August 21, 2025, the Rolling Stockholders filed an amendment to their joint Schedule 13D disclosing the execution of the Voting Agreement and the Interim Investors Agreement by the applicable Rolling Stockholders.

Reasons for the Merger; Recommendation of the Special Committee and the Guess Board; Fairness of the Merger

Recommendation of the Special Committee

The Guess Board formed the Special Committee consisting solely of independent and disinterested directors to negotiate and evaluate a Potential Transaction. After careful consideration, with the assistance of independent financial and legal advisors, the Special Committee unanimously (i) determined that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, were fair to, and in the best interests of, the Unaffiliated Company Stockholders and (ii) resolved to recommend to the Guess Board that it (a) approve and declare advisable the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, (b) determine that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, were fair to, and in the best interests of, the Unaffiliated Company Stockholders, and (c) recommend that Guess’ stockholders adopt the Merger Agreement and approve the Merger and Disposition at any meeting of Guess’ stockholders.

In the course of reaching its determination and making its recommendations, the Special Committee consulted with the Special Committee’s financial and legal advisors and considered the following substantive, non-exhaustive list of material factors, which are not presented in any relative order of importance, as being generally supportive of their determinations and recommendations:

•

the Per Share Merger Consideration for the Unaffiliated Company Stockholders represented a premium of approximately 73% over the closing price of such shares on March 14, 2025, the last trading day before Guess announced the receipt of an unsolicited acquisition proposal from a third party;

•

the Per Share Merger Consideration for the Unaffiliated Company Stockholders represented a premium of 24.4% over the closing price of such shares on August 18, 2025, which was before Guess announced the entry into the Merger Agreement pre-market on August 20, 2025;

•	the current and historical market performance of Guess Common Stock relative to that of other participants in Guess’ industry and general market indices;

•

information available to the Special Committee with respect to Guess’ business, operations, financial condition, earnings and prospects, Guess’ long-range plans, and the risks in achieving those prospects and plans, including considerations related to the Summary Projections as further described below in the section of this Proxy Statement captioned “—Unaudited Prospective Financial Information of Guess;”

•

the Special Committee’s belief that the Merger Agreement and the Merger and Disposition were more favorable to Guess and the Unaffiliated Company Stockholders, when compared with Guess’ stand-alone business plan and long-term prospects, and the associated benefits and risks (including continuing to operate Guess as a stand-alone public company or pursuing a different transaction and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to the Unaffiliated Company Stockholders of those alternatives and the timing and likelihood of effecting such alternatives);

•

Guess management’s review of the current, historical, and future financial performance for Guess’ business segments, including certain challenging operating and financial conditions as set forth in the section of this Proxy Statement captioned “—Opinion of Solomon,” taking into account the trading price of Guess Common Stock relative to those of other industry participants and general market indices and current industry, regulatory, economic and market conditions, trends, and cycles;

•

the Special Committee’s belief that Guess was susceptible to inflation, geopolitical influences and tariffs, heightened uncertainty, and a deteriorating mergers and acquisitions landscape mostly dominated by brand management deals, as well as retail bankruptcies pressuring other market segment participants;

•	Guess’ present and future ability to pay dividends;

•

the fact that the Special Committee’s financial advisor actively solicited interest and responded to offers from potential bidders in potential transactions from both strategic and financial sponsors, including with those parties that were believed to be the most able and willing to transact, as more fully described above in the section of this Proxy Statement captioned “—Background of the Merger,” which process did not result in any proposals to acquire Guess that the Special Committee believed were more likely to create greater value and certainty of value for the Unaffiliated Company Stockholders than the Merger and Disposition;

•

the belief by the Special Committee, after discussions with the Special Committee’s financial and legal advisors and negotiations with Authentic, that the Per Share Merger Consideration was likely the highest price per share at which such parties were willing to transact, that the terms were the most favorable terms Authentic would be willing to agree to and that further negotiations would create a risk of causing Authentic to abandon the potential transaction altogether or materially delay the entry into a definitive agreement for the potential transaction;

•

the financial and other terms and conditions of the Merger Agreement (including the Per Share Merger Consideration) and the Merger and Disposition, resulting from extensive arm’s-length negotiations conducted at the direction of the Special Committee, with the assistance of experienced legal and financial advisors, during a process that occurred over the course of approximately five months;

•

the consideration to be received by the Unaffiliated Company Stockholders in the Merger consists entirely of cash, which provides the Unaffiliated Company Stockholders certainty of value and immediate liquidity at an attractive price measured against the ongoing business and financial execution risks of Guess’ business plan and its continued operations as a stand-alone public company and allows Unaffiliated Company Stockholders to realize that value immediately upon the consummation of the Merger, while eliminating long-term business and execution risk;

•

the oral opinion of Solomon rendered to the Special Committee, subsequently confirmed in writing by delivery of its written opinion, dated August 20, 2025, to the Special Committee that, as of the date of the written opinion and based upon and subject to the factors and assumptions set forth therein, the Per Share Merger Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of shares of Guess Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders, as more fully described in the section of this Proxy Statement captioned “—Opinion of Solomon;”

•

that the approval of the Merger Proposal is conditioned on both (i) the Statutory Merger Approval and (ii) the Unaffiliated Stockholder Approval, in each case assuming a quorum is present (as more fully described below in the section of this Proxy Statement captioned “The Special Meeting—Vote Required”);

•	that Guess’ stockholders who do not vote to approve the Merger Agreement and who follow certain prescribed procedures are entitled to dissent from the Merger and demand payment of the “fair value”

of their shares of Guess Common Stock (which may or may not be different than the Per Share Merger Consideration), as and to the extent provided by Delaware law (as more fully described below in the section of this Proxy Statement captioned “—Appraisal Rights”);

•

the likelihood of the Transactions being completed, based on, among other matters, the limited nature of the conditions to completion of the Merger as provided by the Merger Agreement, including the absence of a financing condition;

•

the meaningful obligations of Authentic, the Rolling Stockholders, Parent, and Merger Sub to take certain actions, subject to the terms of the Merger Agreement, to obtain regulatory approvals required to consummate the Transactions;

•

the fact that certain Supporting Stockholders, who held approximately 49.9% of the voting power of Guess’ outstanding share capital as of August 20, 2025, have duly executed and entered into the Voting Agreement, pursuant to which each such Stockholder has agreed to vote his or their respective shares of Guess Common Stock in favor of the Merger Proposal, subject to certain exceptions, and in accordance with, the terms and conditions of the Voting Agreement (as more fully described under the section of this Proxy Statement captioned “The Voting Agreement—Summary of the Voting Agreement”);

•	the availability of the remedy of specific performance to Guess under the Merger Agreement in certain circumstances;

•	the Special Committee’s belief, based on Authentic’s business reputation and financial resources, that Authentic would be able to consummate the Transactions;

•	the terms and conditions of the Merger Agreement, including:

o

the ability of the Special Committee to change or withdraw the Special Committee Recommendation and the ability of the Guess Board to change or withdraw the Guess Board Recommendation, subject to compliance with certain procedural requirements, in connection with (i) an unsolicited written bona fide acquisition proposal that the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) is a Superior Proposal (as defined below) or (ii) a specified Intervening Event (as defined in the Merger Agreement), if the Special Committee determines that the failure to change or withdraw its recommendation in response thereto would reasonably be expected to be inconsistent with its fiduciary duties;

o

that adoption of the Merger Proposal requires a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the DGCL, and excluding any stockholder that is not an Unaffiliated Company Stockholder);

o

that in the case of any actual Fraud (as defined in the Merger Agreement) or Willful and Material Breach (as defined in the Merger Agreement) by Authentic, Parent, or Merger Sub, Guess’ remedies will include Benefit of the Bargain Damages (as defined in the Merger Agreement) owed by Authentic, Parent, and Merger Sub to Guess;

o	the terms of the Merger Agreement providing Guess sufficient operating flexibility to conduct its business in the ordinary course in the Interim Period (as defined below);

o

the fact that Guess is permitted under the Merger Agreement to declare and pay its regular quarterly dividends of $0.225 per share following the entry into the Merger Agreement and until the earlier of the Effective Time and the termination of the Merger Agreement;

o

the terms of the Merger Agreement providing that Guess only take such actions as part of the Phase I Restructuring that, in Guess’ reasonable judgment, would not impede, delay or impair the Condition Satisfaction Date or the Closing or create any material liability or material obligation for Guess and its subsidiaries (taken as a whole); and

o

the terms of the Merger Agreement providing that the Pre-Closing Restructuring Plan may be amended by Authentic but may not be amended, modified or waived by Authentic in any manner that the Special Committee determines in good faith would reasonably be expected to (after consultation with its outside counsel and taking into account all relevant facts, including Authentic’s and Parent and Merger Sub’s perspectives) materially delay, impair or impede the Closing or that would result in Guess violating applicable law.

•

the Special Committee’s belief that it was fully informed about the extent to which the interests of the Rolling Stockholders in the Merger and Disposition differ from those of the Unaffiliated Company Stockholders; and

•	the potential risks to Guess’ ability to successfully pursue and execute long-term strategic objectives and plans as a public company.

The Special Committee also considered a number of factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger and to permit the Special Committee to represent effectively the interests of the Unaffiliated Company Stockholders:

•

that, from its formation after the WHP Proposal was received, the Special Committee was granted authority to, among other things, review, evaluate, and negotiate the terms and conditions, and to determine the advisability of, the Merger Agreement and the Merger and Disposition, to consider and solicit alternatives to the Merger and Disposition, to recommend to the Guess Board what action, if any, should be taken by the Guess Board with respect to the Merger Agreement and the Merger and Disposition (including recommending not to pursue the Merger and Disposition), and the fact that the Guess Board agreed that it would not approve, or recommend to the Unaffiliated Company Stockholders, the Merger Proposal without the prior favorable recommendation of the Merger and Disposition by the Special Committee;

•	that the Special Committee had no obligation to recommend any transaction and that the Special Committee had the authority to “say no” to any proposals made by Authentic or other potential acquirors;

•

that the members of the Special Committee consist of solely independent and disinterested directors and are not otherwise affiliated with the Rolling Stockholders or Authentic, and are not expected to have any material economic interest in the Surviving Corporation following the consummation and completion of the Merger and Disposition;

•	that the Special Committee retained and received the advice and assistance of its own experienced independent legal advisor (Willkie) and financial advisor (Solomon);

•

that the Rolling Stockholders did not participate in any Guess Board deliberations concerning the Merger and Disposition or alternatives to the Merger and Disposition after they stated their interest in participating in an acquisition of Guess;

•	that the Rolling Stockholders agreed to conduct themselves in accordance with “rules of the road” terms and conditions in connection with a Potential Transaction;

•

that the Special Committee held 23 meetings during the five-month period (with its legal advisor and financial advisor present), to discuss and evaluate, among other things, the process for exploring a potential transaction and the proposals from Authentic and other potential bidders, and the Special Committee’s active oversight of the negotiation process, and that the Special Committee was provided with full access to Guess’ management and its advisors in connection with its deliberation and evaluation process with respect to the Merger and Disposition and any alternatives to the Merger and Disposition;

•

the various terms and conditions of the Merger Agreement, including the fact that the Merger Agreement provides that it cannot be amended, nor may any provision be waived by Guess, without the approval and at the direction of the Special Committee;

•

that the terms of the Merger Agreement, including the Per Share Merger Consideration, were the product of extensive negotiations between the Special Committee and its legal and financial advisors, on the one hand, and Authentic and its advisors, on the other hand, that resulted, among other things, in an increase in the Per Share Merger Consideration during the course of negotiations, and the improvement, from the perspective of Guess, of the terms of the Merger Agreement and other transaction documents relative to the Authentic Initial Proposal;

•

that the members of the Special Committee met frequently and as necessary during the course of approximately five months (with its legal and financial advisors present) to discuss the potential merger, the ongoing negotiations with Authentic, the outreach by the Special Committee’s financial advisor to additional parties that may potentially be interested in a transaction involving Guess and financial information relating to Guess;

•	the recognition by the Special Committee that it had no obligation to recommend to the Guess Board the approval of the Merger and Disposition and had the authority to reject any proposals made; and

•

that the Special Committee and the Guess Board made their evaluation of the Merger Agreement and the Merger and Disposition based upon the factors discussed in this Proxy Statement and with the full knowledge of the interests of the Rolling Stockholders in the Merger and Disposition.

The Special Committee also considered the following uncertainties, risks and potentially countervailing non-exhaustive factors in its deliberations concerning the Merger and Disposition, which are not presented in any relative order of importance:

•

that, following the completion of the Merger and Disposition, Guess will no longer exist as an independent public company and that the consummation of the Merger and Disposition and receipt of the Per Share Merger Consideration in the Merger, while providing relative certainty of value, will not allow the Unaffiliated Company Stockholders to participate in potential further value derived from Guess’ assets, including growth in Guess’ assets, future earnings growth, future appreciation in value of shares of Guess Common Stock or any future dividends, if any, after the Merger;

•

the possibility that the Merger and Disposition may not be consummated in a timely manner or at all, and if not consummated (i) the potential loss of value to Guess’ stockholders, (ii) the potential negative impact on the operations and prospects of Guess, including the risk of loss of key personnel and (iii) the market’s perception of Guess’ prospects could be adversely affected if the Merger and Disposition were delayed or were not consummated;

•	the restrictions imposed by the Merger Agreement on Guess’ solicitation of acquisition proposals from third parties;

•

the understanding that some of Guess’ directors and executive officers have other interests in the Merger and Disposition in addition to their interests as stockholders of Guess, including the manner in which they would be affected by the Merger and Disposition (as discussed below in this section of this Proxy Statement captioned “—Interests of Executive Officers and Directors of Guess in the Merger”);

•

the possible effects of the pendency or consummation of the Merger and Disposition, including the potential for suits, actions or proceedings in respect of the Merger Agreement or the Merger and Disposition;

•

the restrictions placed on the conduct of Guess’ business in the Interim Period, including the requirement that Guess use commercially reasonable efforts to conduct its business in the ordinary course of business and refrain from taking certain actions without Authentic’s consent, which could delay or prevent Guess from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of Guess absent the pending completion of the Merger and Disposition;

•

that the receipt of cash in exchange for shares of Guess Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes for many of the Unaffiliated Company Stockholders;

•

that Guess’ directors, officers, and employees have expended and will expend extensive efforts attempting to complete the Merger and Disposition and such persons have experienced and will experience significant distractions from their work during the pendency of the Merger and Disposition;

•

the requirement that Guess pay Authentic the Termination Fee equal to $23,297,914 if the Merger Agreement is terminated in certain circumstances, including if the Merger Agreement is terminated by Guess in order to enter into an Alternative Acquisition Agreement (as defined below) with respect to a Superior Proposal or if Authentic terminates the Merger Agreement because of a Change of Recommendation (as defined in the Merger Agreement and further described in the section of this Proxy Statement captioned “The Merger Agreement—Termination Fee and Expenses”), and such Termination Fee could potentially deter alternative acquirors from making an unsolicited competing Acquisition Proposal for Guess;

•

the possibility that regulatory agencies may delay, object to, challenge, or seek to enjoin the Merger and Disposition, or may seek to impose terms and conditions on their approvals that are not acceptable to Authentic and Parent, notwithstanding their obligations under the Merger Agreement and the Voting Agreements; and

•

that Guess has incurred and will incur substantial costs in connection with the Merger and Disposition, even if the Merger and Disposition are not consummated, although some of the costs are contemplated to be reimbursed.

The Special Committee concluded that the uncertainties, risks and potentially negative factors relevant to the Merger Agreement and the Merger and Disposition were outweighed by the potential benefits of the Merger Agreement and the Merger and Disposition.

In considering the fairness of the Merger, the Special Committee believed that the financial analyses that Solomon prepared and reviewed with the Special Committee prior to the Special Committee making its recommendation to the Guess Board, as more fully summarized below in the section of this Proxy Statement captioned “—Opinion of Solomon,” represented potential valuations of Guess as it continues to operate its business. The Special Committee considered each of the financial analyses that representatives of Solomon reviewed with the Special Committee, together with the opinion provided by Solomon, as well as various additional factors, as discussed above. The Special Committee did not consider the liquidation value of Guess to be a relevant methodology because it considered Guess to be a viable going concern and did not believe that the orderly sale of Guess’ assets for cash and the subsequent distribution of proceeds from such sale was a reasonable alternative to the Merger and Disposition. Further, the Special Committee did not consider the net book value of Guess to be a relevant methodology because it did not believe that net book value was a material indicator of the value of Guess as a going concern but rather an indicator of Guess’ historical costs. In addition, the Special Committee did not seek to establish a pre-merger going concern value for Guess because it believed that the trading price of Guess Common Stock represented the best available indicator of Guess’ going concern value at any given time, subject to adjustments for the impact of speculation regarding the likelihood of a Potential Transaction.

Except as described above in the sections of this Proxy Statement captioned “—Background of the Merger,” the Special Committee is not aware of any firm offers made by any other person for a merger or consolidation of Guess with or into another company, the sale or other transfer of all or substantially all of Guess’ assets or a purchase of Guess’ securities that would enable such person to exercise control of Guess during the past two years.

The foregoing discussion is not exhaustive but is intended to summarize the material information and factors considered by the Special Committee in its consideration of the Merger and Disposition. The Special Committee reached the unanimous decision to recommend that the Guess Board approve the Merger Agreement and recommend that Guess’ stockholders adopt the Merger Agreement and approve the Merger and Disposition by considering the factors described above and other factors that the Special Committee believed were appropriate. In view of the variety of factors and the quality and amount of information considered, the Special Committee did not find it feasible to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations. In addition, each individual member of the Special Committee applied his or her own personal business judgment to the process and may have given different weight, ranks, or values to different factors and the recommendations, determinations and approvals, where applicable, by the Special Committee were based upon the totality of the information presented to, and considered by, the Special Committee. The Special Committee conducted an overall review of the factors described above, including thorough discussions with the Special Committee’s legal and financial advisors, and considered the factors overall to be favorable to, and to support, their determinations.

Recommendation of the Guess Board

Acting upon the unanimous recommendation of the Special Committee, the Guess Board (with Messrs. Marciano and Alberini recusing themselves) recommends that holders of Guess Common Stock (including the Unaffiliated Company Stockholders) vote “FOR” each of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.

The Guess Board, on behalf of Guess, believes, based on the factors described below, that the Merger is fair to the “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act. The Guess Board did not assess whether the “rollover” provisions of the Interim Investors Agreement, including the terms of the equity interests to be received by the Rolling Stockholders pursuant to the Interim Investors Agreement, is advisable, fair to and in the best interests of the Rolling Stockholders.

Based on the unanimous Special Committee Recommendation and on the basis of the other factors described above and below, the Guess Board (with Messrs. Marciano and Alberini recusing themselves): (i)(a) approved and declared advisable the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, (b) determined that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, are fair to, and in the best interests of, Guess and its stockholders, including the Unaffiliated Company Stockholders, and (c) resolved to recommend that the holders of Guess Common Stock adopt the Merger Agreement and approve the Merger and Disposition at any meeting of

Guess’ stockholders and (ii) directed that the Merger Agreement, including the Disposition, be submitted to the holders of Guess Common Stock for their adoption and approval at the Special Meeting.

In the course of reaching its determination and making its recommendations, the Guess Board considered the following non-exhaustive list of material factors and countervailing factors, which are not presented in any relative order of importance:

•

the Special Committee’s analyses (as to both substantive and procedural aspects of the Merger and Disposition), conclusions and unanimous determination, which the Guess Board adopted, that the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders. The Guess Board also considered the unanimous Special Committee Recommendation to the Guess Board that it (i) approve the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition and (ii) recommend that the Guess stockholders adopt the Merger Agreement and approve the Merger and Disposition at any meeting of Guess’ stockholders;

•

the procedural fairness of the Merger and Disposition, including that (i) they were negotiated by the Special Committee consisting solely of independent (for purposes of serving on the Special Committee) and disinterested directors that are not otherwise affiliated with the Rolling Stockholders and Authentic and have no interests in the Merger that are different from, or in addition to, those of the Unaffiliated Company Stockholders, other than as discussed below in the section of this Proxy Statement captioned “—Interests of Executive Officers and Directors of Guess in the Merger” and (ii) the Special Committee had the authority to (a) negotiate the Merger Agreement, (b) determine the advisability of the Merger and Disposition, (c) recommend to the Guess Board what action should be taken with respect to the Merger Agreement, including the Merger and Disposition, and if the Special Committee in its discretion determined that such transactions were not in the best interest of Guess and its stockholders, to reject such Potential Transaction, and (d) select and engage, and be advised by, its own independent legal and financial advisors; and

•	the other material factors and countervailing factors considered by the Special Committee and listed above.

The Guess Board concluded that the uncertainties, risks and potentially negative factors relevant to the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, were outweighed by the potential benefits of the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition.

Other than as discussed the section of this Proxy Statement captioned “Special Factors—Background of the Merger,” the Guess Board is not aware of any firm offers made by any other person for a merger or consolidation of Guess with another company, the sale or transfer of all or substantially all of Guess’ assets or a purchase of Guess’ securities that would enable such person to exercise control of Guess during the past two years.

The foregoing discussion is not exhaustive but is intended to summarize the material information and factors considered by the Guess Board in its consideration of the Merger and Disposition. The Guess Board (with Messrs. Marciano and Alberini recusing themselves) reached the decision to approve Guess’ entry into the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, considering the factors described above and other factors that the Guess Board believed were appropriate. In view of the variety of factors and the quality and amount of information considered, the Guess Board did not find it feasible to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations. In addition, each individual member of the Guess Board may have given different weight to different factors. The Guess Board conducted an overall review of the factors described above, including thorough discussions with the Guess Board’s legal advisors, and considered the factors overall to be favorable to, and to support, their determinations.

It should be noted that certain aspects of this explanation of the reasoning of both the Special Committee and the Guess Board and certain information presented in this section are forward-looking in nature and should be read in light of the factors set forth in the section of this Proxy Statement captioned “Cautionary Note Regarding Forward-Looking Statements.”

Purpose and Reasons of the Rolling Stockholders, Parent, and Merger Sub for the Merger

The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement will be filed with the SEC. Under the SEC rules governing “going-private” transactions, the Rolling Stockholders, Parent, and Merger Sub are required to express to the Unaffiliated Company Stockholders the purpose and reasons of the Rolling Stockholders, Parent and Merger Sub for the Merger. The Rolling Stockholders, Parent, and Merger Sub are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

The Rolling Stockholders, Parent, and Merger Sub are engaging in the Merger and Disposition to enter into a strategic partnership with Authentic pursuant to which (i) Authentic will acquire a controlling ownership interest of at least 51% and the Rolling Stockholders will own up to 49% of the Company IPCos (a substantial portion of which will be funded by the Investor Loans), which will own all of the Company IPCo Assets following the consummation of the Transactions and license the right to utilize the Company IPCo Assets to the Surviving Corporation through a long-term license agreement between the Company Swiss IPCo and the Surviving Corporation and (ii) certain of the Rolling Stockholders will own and control entities which will hold all assets and liabilities of Guess’ business, other than the Company IPCo Assets and associated liabilities. The Rolling Stockholders, Parent, and Merger Sub believe that partnering with Authentic as a licensing partner will provide the business with additional resources and enhanced flexibility to navigate the current complex operating environment and execute on a more targeted, long-term strategy, enabling the business to better serve customers around the world. Specifically, the Rolling Stockholders, Parent, and Merger Sub believe that such partnership with Authentic will allow the Surviving Corporation to expand the operating business of Guess through, among other things, acquisitions of other brands in order to leverage Guess’ global infrastructure and Authentic’s vast network of licensees, investors and business development capabilities. The Rolling Stockholders, Parent, and Merger Sub also believe that the Merger and Disposition will provide the Surviving Corporation with flexibility as a private company to execute on initiatives that will create additional value for the Surviving Corporation and to pursue transactions with a risk profile that may be unacceptable to many public stockholders. The Rolling Stockholders, Parent, and Merger Sub also believe that the Surviving Corporation will also realize significant cost savings by reducing Guess’ costs and expenses related to being a public company.

The Rolling Stockholders, Parent, and Merger Sub believe that structuring the Merger and Disposition in the manner contemplated by the Merger Agreement is preferable to other transaction structures because it (i) will enable all of the shares of Guess Common Stock (other than Excluded Shares and Dissenting Shares) to be acquired at the same time, (ii) will allow Guess to reduce its outstanding borrowings, (iii) will allow Guess to cease to be a publicly registered and reporting company, (iv) represents an opportunity for the Unaffiliated Company Stockholders to receive the Per Share Merger Consideration, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement, and (v) allows the Rolling Stockholders to maintain an investment, with Authentic, in the Company IPCo Assets and certain of the Rolling Stockholders to maintain an investment in the Surviving Corporation, which will retain the other operating assets of Guess. In the course of considering the going-private transaction, the Rolling Stockholders did not give significant consideration to alternative transaction structures or other alternative means to accomplish the foregoing purposes because the Rolling Stockholders believed the Transactions, as contemplated by the Merger Agreement, were the most direct and effective way to accomplish these objectives.

Position of the Rolling Stockholders, Parent, and Merger Sub as to the Fairness of the Merger

Under the SEC rules governing “going-private” transactions, the Rolling Stockholders, Parent, and Merger Sub may be deemed to be affiliates of Guess and therefore are required to express their belief as to the fairness of the Merger to the Unaffiliated Company Stockholders. The Rolling Stockholders, Parent, and Merger Sub are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. However, the views of the Rolling Stockholders, Parent, and Merger Sub as to the fairness of the Merger are not intended to be and should not be construed as a recommendation to any of Guess’ stockholders as to how such stockholders should vote on the Merger Proposal. The Rolling Stockholders, Parent, and Merger Sub have interests in the Merger and Disposition that are different from, and in addition to, the Unaffiliated Company Stockholders.

The Rolling Stockholders, Parent, and Merger Sub believe that the interests of the Unaffiliated Company Stockholders were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement with the assistance of its independent legal and financial advisors. The Special Committee consists solely of independent and disinterested members of the Guess Board who are not affiliated with any of the Rolling Stockholders, Parent, or Merger Sub, are not employees of Guess or any of its affiliates and have no financial interest in the Merger and Disposition different from, or in addition to the interests of the Unaffiliated Company Stockholders other than their interests described in the section of this Proxy Statement captioned “—Interests of Executive Officers and Directors of Guess in the Merger.” The Rolling Stockholders, Parent and Merger Sub did not participate in the discussions or deliberations of the Special Committee or the Guess Board with respect to, and they have not received advice from the respective legal, financial or other advisors of the Special Committee or the Guess Board as to the fairness of, the Merger. The Rolling Stockholders, Parent, and Merger Sub have not performed, or engaged a financial advisor to perform, any valuation or other analyses for the purposes of assessing the fairness of the Merger to the Unaffiliated Company Stockholders.

Based on, among other things, their knowledge and analyses of available information regarding Guess, as well as discussions with other members of Guess’ senior management regarding Guess and its business and the factors considered by, and the analyses and resulting conclusions of, the Guess Board and the Special Committee discussed in the section of this Proxy Statement captioned “—Reasons for the Merger; Recommendation of the Special Committee and the Guess Board; Fairness of the Merger” (which analysis and resulting conclusions the Rolling Stockholders, Parent and Merger Sub expressly adopt), the Rolling Stockholders, Parent, and Merger Sub believe that the Merger is procedurally and substantively fair to the Unaffiliated Company Stockholders. In particular, the Merger Agreement requires the affirmative vote of (i) the holders of a majority of the outstanding shares of Guess Common Stock entitled to vote thereon at the Special Meeting and (ii) a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the DGCL and excluding any stockholder that is not an Unaffiliated Company Stockholder).

Additionally, the Rolling Stockholders, Parent, and Merger Sub believe that the Merger is substantively fair to the Unaffiliated Company Stockholders based on, among other things, the following factors, which are not listed in any relative order of importance:

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the current and historical market prices of Guess Common Stock, including (i) the market performance of Guess Common Stock relative to those of other participants in Guess’ industry and general market indices, (ii) the fact that the Per Share Merger Consideration represents an approximately 73% premium to the unaffected closing price per share of the shares of Guess Common Stock on March 14, 2025, the last trading day prior to Guess’ press release announcing its receipt of an unsolicited proposal to acquire Guess from a third party and (iii) the fact that the closing price of Guess Common Stock was as low as $8.48 per share during the 52-week period prior to the announcement of the Merger;

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the fact that the Per Share Merger Consideration is all cash, allowing the Unaffiliated Company Stockholders to immediately realize a certain and fair value for all of their shares of Guess Common Stock and, as a result, to no longer be exposed to the various risks and uncertainties related to continued ownership of the shares of Guess Common Stock;

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the fact that Guess has the ability to seek specific performance under the Merger Agreement to prevent breaches of the Merger Agreement and to specifically enforce the terms of the Merger Agreement, on the terms and subject to the conditions set forth therein;

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the fact that, notwithstanding that the Rolling Stockholders, Parent, and Merger Sub are not entitled to, and did not, rely thereon, Solomon delivered its oral opinion to the Special Committee, subsequently confirmed in writing by delivery of its written opinion, dated August 20, 2025, to the Special Committee that, as of the date of such written opinion and based upon and subject to the factors and assumptions set forth therein, the Per Share Merger Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of shares of Guess Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders;

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Guess’ ability, under certain circumstances as set forth in the Merger Agreement, to engage in negotiations or substantive discussions with, or furnish any information and other access to, third parties regarding any alternative acquisition proposal that constitutes, or would reasonably be expected to lead to, a Superior Proposal;

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Guess’ ability, under certain circumstances as set forth in the Merger Agreement, to terminate the Merger Agreement in order to enter into an Alternative Acquisition Agreement related to a Superior Proposal, subject to Guess paying Authentic the Termination Fee, subject to and in accordance with the terms and conditions of the Merger Agreement;

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the availability of dissenters’ rights to Guess’ stockholders who comply with all of the required procedures under Section 262(h) of the DGCL for exercising dissenters’ rights, which allows such stockholders to obtain payment of the fair value of the shares they beneficially own in cash, together with accrued interest from the Effective Time until the date of payment, if the Merger is consummated; and

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the fact that, in certain circumstances under the terms of the Merger Agreement, the Special Committee and the Guess Board are able to withdraw, withhold or modify, or propose publicly to withdraw, withhold or modify, in a manner adverse to Parent or Merger Sub, their recommendation that Guess stockholders vote in favor of adopting the Merger Agreement (except that if Authentic terminates the Merger Agreement pursuant to a Change in Recommendation, Guess must pay Authentic the Termination Fee in accordance with the terms and conditions of the Merger Agreement).

The Rolling Stockholders, Parent, and Merger Sub further believe that the Merger is procedurally fair to the Unaffiliated Company Stockholders based upon, among other things, the following factors, which are not listed in any relative order of importance:

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the fact that the Merger Agreement requires the affirmative vote of a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the DGCL and excluding any stockholder that is not an Unaffiliated Company Stockholder);

•	the fact that, in considering the transaction with the Rolling Stockholders, the Special Committee acted to represent the interests of Guess and the Unaffiliated Company Stockholders;

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the fact that the Special Committee exercised its full power and authority to determine the process by which the Rolling Stockholders could pursue a transaction, such as requiring Special Committee approval for the Rolling Stockholders to engage in discussions among or between themselves and third parties (including Authentic), and requiring the Rolling Stockholders to agree to the “rules of the road” terms and conditions that, among other things, require them to (i) maintain the confidentiality of Guess information, (ii) inform the Special Committee of information of which they became aware that may be relevant to the Special Committee’s evaluation of a transaction and (iii) not reach any agreement with any third party that would impair the ability of Guess to engage in a fair and reasonable process for developing a potential transaction;

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the fact that the Special Committee had the full power and authority to negotiate the terms and conditions of any strategic transaction involving Guess (including the Merger), including to reject any proposals made by Authentic or any other person, and the recognition by the Special Committee that it had no obligation to recommend to the Guess Board that it adopt the Merger Agreement or approve the Merger or other Transactions;

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the fact that the Special Committee unanimously determined that the Merger Agreement, the Voting Agreement, and the Merger and other Transactions are fair to, and in the best interests of, the Unaffiliated Company Stockholders;

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the fact that the Guess Board, acting upon the unanimous recommendation of the Special Committee, (with Messrs. Marciano and Alberini recusing themselves) determined that the Merger Agreement, the Voting Agreement, and the Merger and other Transactions are fair to, and in the best interests of, the Unaffiliated Company Stockholders;

•	the recognition by the Guess Board that it had no obligation to adopt the Merger Agreement or approve the Voting Agreement or the Merger or other Transactions;

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the fact that consideration and negotiation of the Merger Agreement was controlled and supervised by the Special Committee (the members of which are not officers or employees of Guess, are not affiliated with any of the Rolling Stockholders, are independent and disinterested members of the Guess Board and do not have any interests in the Merger different from, or in addition to, those of the Unaffiliated Company Stockholders, other than those interests described in the section of this Proxy Statement captioned “—Interests of Executive Officers and Directors of Guess in the Merger”);

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the fact that the Special Committee and the Guess Board were fully informed about the extent to which the interests of the Rolling Stockholders in the Merger and other Transactions differed from those of the Unaffiliated Company Stockholders;

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the fact that the Rolling Stockholders had stated in their Schedule 13D that their participation in a take-private transaction was conditioned on the transaction being negotiated at arm’s-length with, and recommended to the Guess Board by, the Special Committee;

•	the fact that the Special Committee retained, and had the benefit of advice from, nationally recognized legal and financial advisors; and

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the fact that the Per Share Merger Consideration and the terms and conditions of the Merger were the result of the Special Committee’s preferred process and extensive arm’s length negotiations, assisted by experienced legal and financial advisors, during a process that occurred over the course of approximately five months.

The Rolling Stockholders, Parent, and Merger Sub did not consider the liquidation value of Guess in determining their view as to fairness of the Merger to the Unaffiliated Company Stockholders because the Rolling Stockholders, Parent, and Merger Sub consider Guess to be a viable going concern and view the trading history of the shares of Guess Common Stock as an indication of Guess’ going concern value, and, accordingly, did not believe liquidation value to be relevant to a determination as to the fairness of the Merger.

The Rolling Stockholders, Parent, and Merger Sub did not consider net book value, which is an accounting concept, in determining their view as to fairness of the Merger to the Unaffiliated Company Stockholders

because they believed that net book value is not a material indicator of the value of Guess as a going concern but rather is indicative of historical costs and therefore not a relevant measure in the determination as to the fairness of the Merger. See the section of this Proxy Statement captioned “Where You Can Find More Information” for a description of how to obtain copies of Guess’ periodic reports.

The Rolling Stockholders, Parent, and Merger Sub did not establish a going concern value for Guess as a public company to determine the fairness of the Per Share Merger Consideration to Unaffiliated Company Stockholders because, following the Merger and other Transactions, Guess will have a significantly different capital and cost structure.

The Rolling Stockholders, Parent, and Merger Sub did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Merger, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Merger to Unaffiliated Company Stockholders.

The Rolling Stockholders, Parent, and Merger Sub also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the Merger, including:

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(i) the fact that the Unaffiliated Company Stockholders will not participate in any future earnings, dividends, appreciation in value or growth of Guess’ operating business or related to Guess’ intellectual property through ownership of the Company IPCos, nor will they benefit from any potential sale of Guess or Guess’ assets, or the sale of the Company IPCos or the Company IPCos’ assets, to a third party in the future, (ii) the risk that the Merger and other Transactions might not be completed in a timely manner or at all and (iii) the fact that Parent and Merger Sub are newly formed corporations with essentially no assets other than the rollover commitments of the holders of the Rollover Shares;

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the restrictions on the conduct of Guess’ business prior to the completion of the Merger and other Transactions set forth in the Merger Agreement, which may delay or prevent Guess from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of Guess pending completion of the Merger and other Transactions;

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the negative effect that the pendency of the Merger and other Transactions, or a failure to complete the Merger or other Transactions, could potentially have on Guess’ business and relationships with its employees, vendors and customers;

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subject to the terms and conditions of the Merger Agreement, from August 20, 2025 until the earlier of the Effective Time and the termination of the Merger Agreement, Guess and its subsidiaries are restricted from initiating, soliciting, knowingly encouraging or knowingly facilitating the making of any Acquisition Proposal (as defined below) or engaging in negotiations or discussions with, or knowingly furnishing any material nonpublic information to, any third party that has made an Acquisition Proposal or any inquiry or request that would reasonably be expected to lead to an Acquisition Proposal;

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the potential Termination Fee, processes required to terminate the Merger Agreement and size of the Rolling Stockholders’ voting power in Guess, could discourage other potential acquirors from making a competing bid to acquire Guess; and

•	the fact that the receipt of cash by a U.S. holder in exchange for shares of Guess Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered and given weight by the Rolling Stockholders, Parent, and Merger Sub in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by the Rolling Stockholders, Parent, and

Merger Sub. The Rolling Stockholders, Parent, and Merger Sub did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the Rolling Stockholders, Parent, and Merger Sub reached their position as to the fairness of the Merger after considering all of the foregoing as a whole.

The Rolling Stockholders, Parent, and Merger Sub believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the Unaffiliated Company Stockholders. This position, however, is not intended to be and should not be construed as a recommendation to any of Guess’ stockholders to adopt the Merger Agreement or approve the Merger or resolutions approving the Disposition. The Rolling Stockholders, Parent, and Merger Sub make no recommendation as to how stockholders of Guess should vote their shares relating to the Merger Proposal.

Purpose and Reasons of Authentic for the Merger

The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement will be filed with the SEC. Under the rules governing “going private” transactions in Rule 13e-3 under the Exchange Act, Authentic is required to express to the Unaffiliated Company Stockholders its purpose and reasons for the Merger. Authentic is making this statement solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

For Authentic, the primary purpose for the Merger is to benefit from strategic opportunities associated with Guess’ scaled, globally recognized brand and high-quality licensing business. Authentic believes that structuring the Transactions, including the Merger and Disposition, in the manner contemplated by the Merger Agreement is preferable to other transaction structures because the Merger and other Transactions will (i) result in Authentic acquiring a controlling ownership interest of at least 51% in the Company IPCos, which will own all of the Company IPCo Assets following the consummation of the Transactions and license the right to utilize the Company IPCo Assets to the Surviving Corporation through a long-term license agreement between the Company Swiss IPCo and the Surviving Corporation and (ii) allow certain of the Rolling Stockholders to own and control entities which will hold all assets and liabilities of Guess’ business, other than the Company IPCo Assets and associated liabilities. As a result of Authentic’s controlling ownership interest of at least 51% in the Company IPCos, Authentic will have a corresponding interest of at least 51% in the royalties generated from the license agreement Authentic and the Rolling Stockholders intend to enter into at Closing and any other potential revenues generated by the Company IPCos. In the course of considering the going-private transaction, Authentic did not give significant consideration to alternative transaction structures or other alternative means to accomplish the foregoing purposes because Authentic believed the Transactions were the most direct and effective way accomplish the foregoing purposes.

Authentic is determined to undertake the Merger and other Transactions at this time because Authentic believes that, as a private company, Guess will be able to improve its ability to execute initiatives that over time will create additional value for the Company IPCos and Company IPCo Assets through the generation of additional royalties and other potential revenues. As a result of Authentic’s controlling ownership interest of at least 51% in the Company IPCos, Authentic will have a corresponding interest of at least 51% in the royalties generated from the license agreement between the Company Swiss IPCo and the Surviving Corporation and any other potential revenues generated by the Company IPCos. Authentic believes that this, along with Guess’ existing business and potential future opportunities, will allow Authentic’s investment in the Company IPCos and Company IPCo Assets to achieve returns consistent with Authentic’s investment objectives. Further, absent the reporting and associated costs and burdens placed on public companies, Authentic believes that Guess’ management and employees will be able to execute more effectively on future strategic plans for Guess that over time will create additional value for the Company IPCos and Company IPCo Assets.

Position of Authentic as to the Fairness of the Merger

Under the SEC rules governing “going-private” transactions, Authentic may be deemed to be an affiliate of Guess, and therefore is required to express its belief as to the fairness of the Merger to the Unaffiliated Company Stockholders. Authentic is making the statements included in this section of this Proxy Statement solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. However, the views of Authentic as to the fairness of the Merger are not intended to be and should not be construed as a recommendation to any of Guess’ stockholders as to how that stockholder should vote on the Merger Proposal.

Authentic has not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Merger to the Unaffiliated Company Stockholders. Based on the knowledge and analysis of Authentic of available information regarding Guess, as well as discussions with certain members of Guess’ management regarding Guess and its business and the factors considered by, and the analysis and resulting conclusions of, the Guess Board and the Special Committee discussed under the section of this Proxy Statement captioned“—Reasons for the Merger; Recommendation of the Special Committee and the Guess Board; Fairness of the Merger” (which analysis and resulting conclusions Authentic expressly adopts), Authentic believes that the Merger is substantively and procedurally fair to the Unaffiliated Company Stockholders. In particular, Authentic believes that the Merger is substantively and procedurally fair to the Unaffiliated Company Stockholders based on its consideration of the factors enumerated in the section of this Proxy Statement captioned “—Position of the Rolling Stockholders, Parent, and Merger Sub as to the Fairness of the Merger,” among others, including the fact that the Merger Agreement requires the affirmative vote of a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the DGCL), which will exclude any stockholder that is not an Unaffiliated Company Stockholder.

In their consideration of the fairness of the Merger, Authentic did not find it practicable to, and did not, appraise the assets of Guess to determine the liquidation value for the Unaffiliated Company Stockholders because (i) of its belief that liquidation sales generally result in proceeds substantially less than the sales of a going concern, (ii) of the impracticability of determining a liquidation value given the significant execution risk involved in any breakup, (iii) it considered Guess to be a viable going concern, and (iv) Guess’ operations initially will be conducted following completion of the Merger substantially as they are currently being conducted by the Rolling Stockholders. Authentic did not establish a pre-Merger going concern value for Guess Common Stock to determine the fairness of the Per Share Merger Consideration to the Unaffiliated Company Stockholders because following the Merger Guess will have a significantly different capital structure.

The foregoing discussion of the information and factors considered and given weight by Authentic in connection with the fairness of the Merger is not intended to be exhaustive, but is believed to include all material factors considered by Authentic. Authentic did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their position as to the fairness of the Merger. Rather, Authentic reached its position as to the fairness of the Merger after considering all of the foregoing factors as a whole.

Authentic believes that these factors provide a reasonable basis upon which to form its position regarding the fairness of the Merger to the Unaffiliated Company Stockholders. This position should not, however, be construed as a recommendation as to how any of Guess’ stockholders should vote their shares of Guess Common Stock relating to the Merger Agreement. Authentic makes no recommendation as to how any of Guess’ stockholders should vote their shares of Guess Common Stock relating to the Merger Proposal.

Plans of the Rolling Stockholders, Parent, and Merger Sub for Guess After the Merger

The Merger will result in Merger Sub having been merged with and into Guess, with Guess surviving the Merger as a wholly owned subsidiary of Parent. Shares of Guess Common Stock are currently listed on the NYSE and registered under the Exchange Act. Following completion of the Merger, there will be no further market for the shares of Guess Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, Guess Common Stock will be delisted from the NYSE and deregistered under the Exchange Act.

At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will become the initial directors of the Surviving Corporation, and the officers of Guess immediately prior to the Effective Time will become the officers of the Surviving Corporation, in each case until his or her successor is duly elected and qualified or until the earlier of his or her death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. At the Effective Time, the certificate of incorporation of Guess as the Surviving Corporation will be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, and the bylaws of Merger Sub immediately prior to the Effective Time will become the bylaws of the Surviving Corporation.

Following the consummation of the Merger and other Transactions, (i) all of the Company IPCo Assets will be owned by the Company IPCos, which will be owned at least 51% by Authentic and up to 49% by the Rolling Stockholders and (ii) the Surviving Corporation will be wholly owned by certain entities owned and controlled by certain of the Rolling Stockholders. Current Guess management will continue to run the operating business of the Surviving Corporation.

Upon consummation of the Transactions, the Company US IPCo will hold all of the legal rights to the Company IPCo Assets and the Company Swiss IPCo will hold all of the beneficial and economic rights to the Company IPCo Assets. The Interim Investors Agreement provides that an affiliate of Authentic (“Authentic Member”) and certain affiliates of the Rolling Stockholders (the “Investor Members”), as well as certain of the Rolling Stockholders, will execute, concurrently with the Closing, a quotaholders agreement regarding the governance of the Company Swiss IPCo. Authentic Member and the Investor Members will also execute, concurrently with the Closing, an amended and restated operating agreement regarding the governance of the Company US IPCo. The Rolling Stockholders will have the right to exchange their indirect equity interests in the Company IPCos for equity interests in Authentic, at various times and subject to the terms and conditions to be set forth in the Company Swiss IPCo quotaholders agreement and the Company US IPCo operating agreement. Additionally, Authentic will grant profits interests in Authentic to certain members of management of the Surviving Corporation (to be mutually agreed by the Surviving Corporation and Authentic, and to include Paul Marciano and Carlos Alberini) in consideration for their services to the Company Swiss IPCo and the Company US IPCo.

Pursuant to the Interim Investors Agreement, Authentic and the Rolling Stockholders will cause the Company Swiss IPCo and the Surviving Corporation to execute, concurrently with the Closing, a long-term license agreement with respect to the Company IPCo Assets. Pursuant to such license agreement, among other things, the Company Swiss IPCo will license certain trademarks and related intellectual property to the Surviving Corporation. The license agreement will grant the Surviving Corporation, as the licensee, the right (with restrictions on the Company Swiss IPCo’s ability to grant rights to third parties) to use specified trademarks and related intellectual property controlled by the Company Swiss IPCo to design, manufacture, distribute, and sell certain licensed products in approved channels and territories. The Surviving Corporation, as the licensee, will be required to meet certain annual minimum net sales thresholds and pay to the licensor royalties based on net sales, including guaranteed minimum royalties. The Surviving Corporation will also guarantee the performance (up to an agreed-upon dollar threshold) of certain existing licensees that will become direct licensees of the Company Swiss IPCo upon consummation of the Transactions. The Surviving Corporation will be (i) required to comply with certain quality control, brand standards and approval processes for products, advertising and retail locations and (ii) subject to restrictions on sublicensing, co-branding and use of the licensed marks in prohibited product categories, channels and territories.

The Interim Investors Agreement provides that Authentic and the Rolling Stockholders (or affiliates thereof) will cooperate in good faith to negotiate and will execute, concurrently with the Closing, a post-Closing agreement, which will be on terms mutually agreed between Authentic and the Rolling Stockholders prior to signing of the Merger Agreement. Such post-Closing agreement will address, among other things, certain post-Closing restructuring requirements, the separation of the Company IPCo Assets from the operating assets of Guess, the grant of profits interests in Authentic to certain members of management of the Surviving Corporation as described above and certain other post-Closing arrangements among the Company Swiss IPCo, the Company US IPCo and the Surviving Corporation, including the transfer of certain employees and liabilities, registration of intellectual property, mutual indemnities relating to, among other things, misallocated liabilities, and confidentiality and cooperation obligations.

The Rolling Stockholders expressly reserve the right to make any additional changes they deem appropriate to the operation of the Surviving Corporation, including by causing the Surviving Corporation to effect any changes or engage in any transactions that the Surviving Corporation’s management decides are in the best interests of the Surviving Corporation and its post-Closing equityholders (subject to compliance with the foregoing agreements).

Plans of Authentic for Guess after the Merger

Following the consummation of the Merger and other Transactions, (i) all of the Company IPCo Assets will be owned by the Company IPCos, which will be owned at least 51% by Authentic and up to 49% by the Rolling Stockholders and (ii) the Surviving Corporation will be wholly owned by certain entities owned and controlled by certain of the Rolling Stockholders. Additionally, Authentic and the Rolling Stockholders intend to enter into certain agreements at or following the Closing, including a long-term license agreement between the Company Swiss IPCo and the Surviving Corporation, an operating agreement for the Company US IPCo, a quotaholders agreement for the Company Swiss IPCo and a post-Closing agreement governing, among other things, the separation of the Company IPCo Assets from the operating assets of Guess, each of which is further described in the section of this Proxy Statement captioned “—Plans of the Rolling Stockholders, Parent, and Merger Sub for Guess After the Merger.” As a result of such post-Closing agreements, the Rolling Stockholders will continue to own and control entities which will hold all assets and liabilities of Guess’ business, other than the Company IPCo Assets and associated liabilities, and Authentic will have a controlling ownership interest of at least 51% in the Company IPCos, which will own all of the Company IPCo Assets and license the right to utilize the Company IPCo Assets to the Surviving Corporation through the license agreement between the Company Swiss IPCo and the Surviving Corporation. As a result of Authentic’s controlling ownership interest of at least 51% in the Company IPCos, Authentic will have a corresponding interest of at least 51% in the royalties generated from the license agreement and any other potential revenues generated by the Company IPCos.

Opinion of Solomon

At the request of the Special Committee, Solomon delivered its oral opinion to the Special Committee, subsequently confirmed in writing by delivery of its written opinion, dated August 20, 2025, to the Special Committee, that, as of the date of the written opinion and based upon and subject to the factors and assumptions set forth therein, the $16.75 in cash per Share to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of Guess Common Stock, pursuant to the Merger Agreement, was fair from a financial point of view to such holders.

The full text of the written opinion of Solomon, dated August 20, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this Proxy Statement as Annex B and is incorporated into this Proxy Statement in its entirety. You are encouraged to read the opinion carefully and in its entirety. Solomon provided its opinion for the information and assistance of the Special Committee in connection with its consideration of the Merger Agreement and the Transactions, including the Merger. The Solomon opinion does not constitute a recommendation to any Guess stockholder as to how any such Guess stockholder should vote with respect to the Merger.

In connection with rendering the opinion described above and performing its related financial analyses, Solomon:

•	reviewed certain publicly available financial statements and other information of Guess;

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reviewed certain historical, internal financial statements and other financial and operating data for Guess prepared or provided to Solomon by the management of Guess and approved for Solomon’s use by the Special Committee;

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reviewed certain internal financial projections and analyses for Guess prepared or provided to Solomon by the management of Guess on July 30, 2025 and approved for Solomon’s use by the Special Committee (as previously defined, the “June Projections”);

•	discussed the past and current operations, financial condition, and prospects of Guess with the management of Guess;

•	reviewed the reported market prices and trading activity of Guess Common Stock;

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compared the financial performance and condition of Guess and the reported market prices and trading activity of Guess Common Stock with that of certain other publicly traded companies that Solomon deemed relevant;

•	reviewed publicly available information regarding the financial terms of certain go-private transactions that Solomon deemed relevant, in whole or in part, to the Merger and other Transactions;

•	participated in certain discussions among management and other representatives of each of the Rolling Stockholders, Authentic, and Guess;

•	reviewed a near final form of the Merger Agreement, dated August 19, 2025; and

•	performed such other analyses and reviewed such other material and information as Solomon deemed appropriate.

For purposes of rendering its opinion, Solomon, with the Special Committee’s consent, assumed and relied upon the accuracy and completeness of the information reviewed by Solomon for the purposes of its opinion, and Solomon has not assumed any responsibility for independent verification of such information and has relied on such information being complete and correct. Solomon relied on assurances of the management of Guess that they are not aware of any facts or circumstances that would make such information inaccurate or misleading in any respect material to Solomon’s analysis or opinion. With respect to the June Projections, Solomon has assumed, with the Special Committee’s consent, that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Guess. Solomon expresses no opinion as to these June Projections or the assumptions on which they are made. Solomon has not conducted a physical inspection of the facilities or property of Guess. Solomon has not assumed any responsibility for or performed any independent valuation or appraisal of the assets or liabilities of Guess, and Solomon has not been furnished with any such valuation or appraisal. Furthermore, Solomon has not considered any tax, accounting, legal or regulatory effects of the Transactions or the transaction structure on any person or entity.

Solomon assumed that the final form of the Merger Agreement would be substantially the same as the last near-final form of the Merger Agreement, dated August 19, 2025, reviewed by it and would not vary in any respect material to its analysis or opinion. Solomon also assumed that the Transactions would be consummated in accordance with the terms of the Merger Agreement, without waiver, modification, or amendment of any material term or condition of the Merger Agreement (including, without limitation, the Per Share Merger

Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of Guess Common Stock pursuant to the Merger Agreement) and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers, and releases for the Transactions, no delay, limitation, restriction or condition would be imposed or occur that would have an adverse effect on Guess or the contemplated benefits of the Transactions or that otherwise would be in any respect material to its analysis or opinion. Solomon further assumed that all representations and warranties set forth in the Merger Agreement were and would be true and correct as of all the dates made or deemed made and that all parties to the Merger Agreement will comply with all covenants of such parties thereunder.

Solomon’s opinion is necessarily based on economic, monetary, market, and other conditions as in effect on, and other information made available to it as of, August 20, 2025. Although subsequent developments may affect its opinion, Solomon has no obligation to update, revise or reaffirm its opinion. In particular, Solomon does not express any opinion as to the prices at which the shares of Guess Common Stock may trade at any time, as to the potential effects of volatility in the credit, financial and stock markets, including as arising from actual or threatened trade policies or impositions of tariff increases, on Guess, Authentic, Parent, Merger Sub, or the Transactions, or as to the impact of the Transactions on the solvency or viability of Guess, Authentic, Parent, or Merger Sub or the ability of Guess, Authentic, Parent, or Merger Sub to pay their respective obligations when they come due. Furthermore, Solomon’s opinion does not address Guess’ underlying business decision to undertake the Transactions, and Solomon’s opinion does not address the relative merits of the Transactions as compared to any alternative transactions or business strategies that might be available to Guess. Solomon’s opinion is limited to the fairness from a financial point of view, as of August 20, 2025, to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the shares of Guess Common Stock, of the Per Share Merger Consideration to be paid to such holders pursuant to the Merger Agreement, and does not address any other aspect or implication of the Transactions or any other agreement, arrangement or understanding entered into in connection with the Transactions, including the Rolling Stockholder Transactions (as defined in the written opinion).

The opinion and advisory services of Solomon are provided for the information and assistance of the Special Committee in connection with its consideration of the Transactions. Solomon’s opinion may not be reproduced, summarized, described, referred to or used for any other purpose without its prior written consent, except to the extent provided in its engagement letter with the Special Committee dated April 2, 2025. Solomon expresses no view as to, and its opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of any parties to the Merger Agreement, or any class of such persons, or the consideration to be received by the Rolling Stockholders or their respective affiliates pursuant to the Rolling Stockholder Transactions, whether relative to the Per Share Merger Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the shares of Guess Common Stock pursuant to the Merger Agreement or otherwise. Solomon’s opinion does not constitute a recommendation to any holder of shares of Guess Common Stock as to how any such holder should vote on any of the Transactions or act on any matter relating to the Transactions. The issuance of Solomon’s opinion has been authorized by Solomon’s fairness opinion committee.

Summary of Financial Analyses

The following is a summary of the material financial analyses presented by Solomon to the Special Committee in connection with rendering the opinion described above. Solomon’s analyses and the summary below must be considered as a whole and selecting portions of its analyses and factors could create a misleading or incomplete view of Solomon’s analyses and opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Solomon, and the order of analyses described does not represent relative importance or weight given to those analyses by Solomon. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Solomon’s financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 18, 2025, and is not necessarily indicative of current market conditions.

Historical Stock Trading Analysis

Solomon analyzed the Per Share Merger Consideration to be paid to holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of Guess Common Stock pursuant to the Merger Agreement in relation to nine reference points. When compared to the closing price per share of Guess Common Stock on August 18, 2025, the Per Share Merger Consideration represented a premium of 24.4%. When compared to the closing price per share of Guess Common Stock on March 14, 2025 (the “Unaffected Price”), which was the last trading day prior to March 17, 2025, the date on which Guess announced receipt of a non-binding proposal from WHP Global, the Per Share Merger Consideration represented a premium of 72.7%. Against the volume weighted average trading price per share of Guess Common Stock during the 30-trading day period ending August 18, 2025 (and including such date), the Per Share Merger Consideration reflected a premium of 26.9%. When measured against the average closing price per share of Guess Common Stock during the 30-, 60- and 90-calendar day periods ending August 18, 2025 (and including such date), the Per Share Merger Consideration represented premiums of 25.7%, 29.1% and 34.4%, respectively. When compared to the average closing price per share of Guess Common Stock during the 52-week period ending August 18, 2025 (and including such date), the Per Share Merger Consideration reflected a premium of 17.8%. In comparison to the highest closing price per share of Guess Common Stock during that 52-week period, the Per Share Merger Consideration represented a discount of 22.2%, while against the lowest closing price per share of Guess Common Stock during the same period, it represented a premium of 93.4%.

Selected Publicly Traded Companies Analysis

Solomon reviewed and compared certain financial information and multiples for Guess to corresponding financial information and multiples for the following nine publicly traded corporations in the retail and apparel industry, which we refer to in this section of this Proxy Statement as the “Selected Companies”:

•	Abercrombie & Fitch Co.

•	American Eagle Outfitters, Inc.

•	G-III Apparel Group, Ltd.

•	Hugo Boss AG

•	Oxford Industries, Inc.

•	PVH Corp.

•	The Gap, Inc.

•	J.Jill, Inc.

•	Victoria’s Secret & Co.

Although none of the Selected Companies is directly comparable to Guess, the Selected Companies were chosen by Solomon because they are publicly traded companies in the retail and apparel industry with operations that, for purposes of this analysis, may be considered similar to certain operations of Guess.

With respect to the Selected Companies, Solomon used publicly available information and Wall Street consensus estimates available as of August 18, 2025, as sourced from S&P Capital IQ, to calculate:

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enterprise value (which represents the equity value plus book values of total debt, including preferred stock and minority interests, less cash and cash equivalents) (“EV”) as a multiple of earnings before interest, tax, depreciation and amortization, and adjusted to exclude non-recurring and extraordinary items (“Adjusted EBITDA”) for the last twelve months as of the end of the last quarter for which financial statements were publicly available (“LTM”)

•	EV as a multiple of equity research analysts’ consensus estimated EBITDA for the 2025 calendar year (“CY2025E”); and

•	share price (“P”) as a multiple of equity research analysts’ consensus estimated earnings per share (“EPS”) for the 2025 calendar year and the 2026 calendar year (“CY2026E”).

The following table presents the results of these calculations:

Selected Companies
EV as a Multiple of:			Median

LTM Adjusted EBITDA	Range:	2.8x – 5.8x	4.4x
CY2025E EBITDA	Range:	3.1x – 6.6x	5.3x

P as a Multiple of:
CY2025E EPS	Range:	5.7x – 16.7x	9.5x
CY2026E EPS	Range:	4.9x – 12.0x	9.1x

Using the results of the above analysis:

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Solomon applied the 2.8x to 5.8x range of LTM Adjusted EBITDA multiples to Guess’ LTM Adjusted EBITDA for the period ended fiscal month-end June 2025 of $220,000,000, as provided to Solomon by Guess’ management and approved for Solomon’s use by the Special Committee, to derive a range of implied enterprise values for Guess. Solomon then subtracted net debt and minority interests (as provided to Solomon by Guess’ management and approved for Solomon’s use by the Special Committee) to derive a range of implied equity values for Guess. Solomon then divided this range of implied equity values by the number of shares outstanding (as provided to Solomon by Guess’ management and approved for Solomon’s use by the Special Committee), including the dilutive effect (using the treasury stock method) of any exercisable Guess options as of August 18, 2025, to derive a range of implied values per share of Guess Common Stock ranging from $1.49 to $14.26.

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Solomon applied the 3.1x to 6.6x range of EV/CY2025E EBITDA multiples to Guess’ projected Adjusted EBITDA for fiscal year 2026 of $239,500,000, as set forth in the June Projections, to derive a range of implied enterprise values for Guess. Solomon then subtracted net debt and minority interest to derive a range of implied equity values for Guess. Solomon then divided this range of implied equity values by the number of shares outstanding (as provided to Solomon by Guess’ management and approved for Solomon’s use by the Special Committee), including the dilutive effect (using the treasury stock method) of any exercisable Company Options as of August 18, 2025, to derive a range of implied values per share of Guess Common stock ranging from $4.27 to $19.85.

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Solomon applied the 5.7x to 16.7x range of P/CY2025E EPS multiples to Guess’ projected EPS for fiscal year 2026 of $1.86 as set forth in the June Projections, to derive implied values per share of Guess Common Stock ranging from $10.63 to $31.03.

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Solomon applied the 4.9x to 12.0x range of P/CY2026E EPS multiples to Guess’ projected EPS for fiscal year 2027 of $2.51 as set forth in the June Projections, to derive implied values per share of Guess Common Stock ranging from $12.42 to $30.13.

Solomon observed that the Per Share Merger Consideration of $16.75 in cash per share of Guess Common Stock represented implied transaction multiples of 6.6x EV/LTM Adjusted EBITDA based on Guess’ LTM Adjusted EBITDA for the period ended fiscal month-end June 2025, 6.0x EV/CY2025E EBITDA based on Guess’ projected Adjusted EBITDA for fiscal year 2026 as set forth in the June Projections, 9.0x P/CY2025E EPS based on Guess’ projected EPS for fiscal year 2026 as set forth in the June Projections and 6.7x P/CY2026E EPS based on Guess’ projected EPS for fiscal year 2027 as set forth in the June Projections.

Selected Transactions Analysis

Solomon analyzed certain publicly available information relating to the following three selected transactions in the retail and apparel industry for North America-based target companies. For each of the selected transactions, Solomon used amounts disclosed in public filings, company press releases and other public sources to calculate the implied enterprise value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s LTM Adjusted EBITDA. While none of the target companies in the selected transactions is directly comparable to Guess, the target companies in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of Guess’ operations.

Announcement Date	Acquiror	Target	LTM Adjusted EBITDA Multiple
September 2023	Sycamore Partners	Chico’s FAS	4.9x
April 2024	JD Sports	Hibbett, Inc.	6.2x
May 2025	DICK’S Sporting Goods, Inc.	Foot Locker, Inc.	6.4x

Based on Solomon’s professional judgment and experience, and after taking into consideration, among other things, the observed data described above, Solomon applied a range of EV/LTM Adjusted EBITDA multiples of 4.9x to 6.4x to Guess’ LTM Adjusted EBITDA as of fiscal month-end June 2025, as provided to Solomon by Guess’ management and approved for Solomon’s use by the Special Committee, to derive a range of implied enterprise values for Guess. Solomon then subtracted net debt and minority interest and added an estimated net benefit from the negotiated termination of the convertible note hedge and warrant transactions (as provided to Solomon by Guess’ management and approved for Solomon’s use by the Special Committee) to derive a range of implied equity values for Guess. Solomon then divided this range of implied equity values by the number of shares outstanding (as provided to Solomon by Guess’ management and approved for Solomon’s use by the Special Committee), including the dilutive effect (using the treasury stock method) of any exercisable Guess options and all Guess stock awards that would vest upon a change in control of Guess as of August 18, 2025, to derive a range of implied equity values per share of Guess Common Stock of $10.16 to $16.11.

Solomon observed that the Per Share Merger Consideration of $16.75 in cash per share of Guess Common Stock represented an implied transaction multiple of 6.6x EV/LTM Adjusted EBITDA based on Guess’ LTM Adjusted EBITDA for the period ended fiscal month-end June 2025.

Illustrative Discounted Cash Flow Analysis

Using the June Projections, Solomon performed an illustrative discounted cash flow analysis of Guess to derive a range of illustrative equity values per share of Guess Common Stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 12.0% to 14.0%, reflecting Solomon’s estimates of Guess’ weighted average cost of capital, Solomon discounted to present value as of August 18, 2025 (i) estimates of unlevered free cash flow for Guess for the period from August 2025 to the end of fiscal year 2030 and (ii) a range of illustrative terminal values for Guess, which were calculated by applying an illustrative range of exit terminal year Adjusted EBITDA multiples of 3.7x to 5.7x (which range was selected by Solomon using its professional judgement after taking into account the historical LTM Adjusted EBITDA trading multiples for Guess and the Selected Companies and the current LTM Adjusted EBITDA multiples included in the Selected Publicly Traded Companies analysis) to projected terminal year Adjusted EBITDA for Guess (as reflected in the June Projections). Solomon derived such discount rates by application of the Capital Asset Pricing Model, which requires certain inputs, including the median of the Selected Companies’ capital structure, historical beta, the cost of long-term debt, after-tax yield on permanent excess cash, if any, and future applicable marginal cash tax rate, as well as certain financial metrics for the United States financial markets generally.

Solomon then derived ranges of implied enterprise values for Guess by adding (i) the present value of the unlevered free cash flow for Guess for the period from August 2025 to the end of fiscal year 2030 and (ii) the present value of the illustrative terminal value for Guess that it calculated above. Solomon then subtracted from the range of implied enterprise values it derived for Guess the amount of Guess’ net debt, taking into account the equity dilution impact of the conversion premium of convertible debt, and minority interest and added an estimated net benefit from the negotiated termination of the convertible note hedge and warrant transactions (as provided to Solomon by Guess’ management and approved for Solomon’s use by the Special Committee), to derive a range of implied equity values for Guess. Solomon then divided this range of implied equity values by the number of shares outstanding (as provided to Solomon by Guess’ management and approved for Solomon’s use by the Special Committee), including the dilutive effect (using the treasury stock method) of any exercisable Guess options and all Guess stock awards that would vest upon a change in control of Guess as of August 18, 2025, to derive a range of implied equity values per share ranging from $14.45 to $22.37.

Other Factors

Solomon observed additional factors that were not considered part of Solomon’s financial analysis with respect to its opinion, but which were noted as reference data for the Special Committee, including, among other items, the following:

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Premiums Paid Analysis: Solomon reviewed and analyzed, using publicly available information, the acquisition premiums for 48 transactions announced from August 19, 2020 to August 18, 2025 involving a public company based in the United States as the target with market equity capitalizations of $500 million to $1.0 billion in which at least a 50% stake was acquired and excluding targets in the following sectors: finance and insurance, oil and gas production, integrated oil, oil field services/equipment, real estate, rental and leasing, and health technology. For the entire period, using publicly available information, Solomon calculated the median premium of the price paid in the observed transactions relative to the target’s closing stock price one trading day prior to the announcement date of the transaction. This analysis indicated a median premium of 34.2% across the period. Solomon applied this premium to the Unaffected Price to derive an implied equity value per share of Guess Common Stock of $13.02.

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Analyst Price Target Analysis: Solomon reviewed stock price targets for the shares of Guess Common Stock in recently published, publicly available Wall Street research analyst reports available as of August 18, 2025, which indicated low and high stock price targets for Guess ranging from $12.00 to $23.00 per share.

General

In arriving at its opinion, Solomon performed a variety of financial analyses, the material portions of which are summarized above. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Solomon’s opinion. In arriving at its fairness determination, Solomon considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Solomon made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Guess or the Transactions.

Solomon prepared these analyses to provide its opinion to the Special Committee as to the fairness from a financial point of view to Guess stockholders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the Per Share Merger Consideration to be paid to such holders pursuant to the Merger Agreement. These analyses do not purport to be appraisals, and they do not necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Guess, Authentic, Parent, Solomon, or any other person assumes responsibility if future results are materially different from those forecasts.

The Per Share Merger Consideration was determined through arm’s-length negotiations between the Special Committee, on the one hand, and Parent, Merger Sub, and Authentic, on the other hand, and the decision by Guess to approve the Per Share Merger Consideration and enter into the Merger Agreement was solely that of the Guess Board, acting upon the recommendation of the Special Committee. Solomon provided advice to the Special Committee during these negotiations. Solomon did not, however, recommend any specific amount of consideration to Guess or the Special Committee or that any specific amount of consideration constituted the only appropriate consideration for the Transactions.

As described above, Solomon’s opinion to the Special Committee was one of many factors taken into consideration by the Special Committee in making its determination to recommend the adoption of the Merger Agreement. For a discussion of the factors that the Special Committee considered in determining to recommend to the Guess Board the adoption of the Merger Agreement and the approval of the Merger and resolution approving the Disposition, please see the section of this Proxy Statement captioned “—Reasons for the Merger; Recommendation of the Special Committee and the Guess Board; Fairness of the Merger.” The foregoing summary does not purport to be a complete description of the analyses performed by Solomon in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Solomon attached as Annex B to this Proxy Statement.

Natixis, S.A. (“Natixis”), the holder of a majority of Solomon’s outstanding voting equity, is, together with its affiliates, engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management, insurance and other financial and non-financial activities and services for various persons and entities. Natixis and its affiliates, and their respective employees and funds, and other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps, and other financial instruments of Guess, Authentic, Parent, the Rolling Stockholders or any of their respective affiliates and third parties, including CVC Capital Partners, HPS Investment Partners, General Atlantic, Leonard Green & Partners and Jamie Salter, each a significant holder of equity of Authentic (each, a “Significant Stockholder”), and their respective affiliates and portfolio companies, or any currency or commodity that may be involved in the Transactions.

The Special Committee selected Solomon as its financial advisor because it is a recognized financial advisory firm that has substantial experience in transactions similar to the Transactions, including the Merger. Pursuant to an engagement letter, dated April 2, 2025, the Special Committee engaged Solomon to act as its financial advisor in connection with the Transactions. The engagement letter provides for a transaction fee that is estimated, based on the information available as of the date of announcement of the Merger Agreement, to consist of (i) a $500,000 retainer fee, which was payable upon Guess’ execution of the engagement letter; (ii) $2.5 million, which was payable upon the delivery by Solomon of its opinion to the Special Committee; and (iii) approximately $9.0 million, which is contingent upon the closing of the Transactions. In addition, Guess has agreed to reimburse Solomon’s expenses and indemnify Solomon against certain liabilities arising out of Solomon’s engagement. Solomon has not, during the two years prior to the date of the opinion letter, provided any financial advisory or other services to Guess, Authentic, Parent, the Rolling Stockholders, or the Significant Stockholders for which it has received compensation. Solomon is currently providing financial advisory services to a portfolio company of a Significant Stockholder for which Solomon may receive compensation. In the future, Solomon, Natixis, and their respective affiliates may provide financial advisory services to Guess, Authentic, Parent, the Rolling Stockholders, the Significant Stockholders, or their respective affiliates and, as applicable, portfolio companies, and may receive compensation for rendering these services.

Certain Effects of the Merger

If Guess’ stockholders approve the Merger Proposal and all other conditions to the Closing are either satisfied or waived, Merger Sub will merge with and into Guess, with Guess surviving the Merger as the Surviving Corporation and a wholly owned subsidiary of Parent. Upon completion of the Merger, (i) all shares of Guess Common Stock (other than Excluded Shares and Dissenting Shares) issued and outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive the Per Share Merger Consideration, without interest and less any required tax withholdings (unless appraisal rights have been properly perfected and exercised and not validly withdrawn or subsequently lost) and (ii) Guess Common Stock will be delisted from the NYSE and will no longer be publicly traded. In addition, Guess Common Stock will be deregistered under the Exchange Act, in accordance with applicable laws, rules and regulations, and Guess will no longer file periodic reports with the SEC on account of Guess Common Stock. If the Merger is consummated, you will not own any shares of capital stock of the Surviving Corporation.

Treatment of the Shares of Guess Common Stock

At the Effective Time, each outstanding share of Guess Common Stock (other than Excluded Shares and Dissenting Shares) will be converted into the right to receive the Per Share Merger Consideration, without interest and less any required tax withholdings.

Treatment of Guess Equity Awards

Treatment of Company Options

At the Effective Time, any vesting conditions applicable to each Company Option will, automatically and without any required action on the part of the holder thereof, accelerate and be vested and exercisable in full, to the extent not vested previously, and each Company Option will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company Option to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five business days after the Effective Time) an amount in cash equal to the product obtained by multiplying (i) the number of shares of Guess Common Stock subject to such Company Option immediately prior to the Effective Time by (ii) the excess, if any, of (a) the Per Share Merger Consideration over (b) the exercise price per share of Guess Common Stock of such Company Option, less applicable taxes required to be withheld with respect to such payment. Any Company Option which has an exercise price per share of Guess Common Stock that is greater than or equal to the Per Share Merger Consideration will be cancelled at the Effective Time for no consideration, payment or right to consideration or payment.

Treatment of Company PSUs

At the Effective Time, (i) the number of shares of Guess Common Stock deemed earned with respect to each Company PSU will, automatically and without any required action on the part of the holder thereof, be determined by the Compensation Committee as constituted prior to the Effective Time in accordance with the provisions of the applicable award agreement on the basis that the Merger and Disposition constitute a “Change in Control” (as defined in the Equity Incentive Plan) and the Company PSU will, automatically and without any required action on the part of the holder thereof, be accelerated and vested in full as to such number of shares of Guess Common Stock and (ii) such Company PSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company PSU to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five business days after the Effective Time) an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to the vested portion of such Company PSU immediately prior to the Effective Time (as described in clause (i) above) by (b) the Per Share Merger Consideration, less applicable taxes required to be withheld with respect to such payment; provided that with respect to any Company PSUs that constitute nonqualified deferred compensation subject to Section 409A of the Internal Revenue Code of 1986 (the “Code”) and that are not permitted to be paid at the Effective Time without triggering a tax or penalty under Section 409A of the Code, such payment will be made at the earliest time permitted under the applicable Equity Incentive Plan and award agreement that will not trigger a tax or penalty under Section 409A of the Code, and provided, further, that, immediately prior to the Effective Time, Company PSUs held by the Rolling Stockholders will be converted into the number of shares of Guess Common Stock subject to the vested portion of such Company PSU immediately prior to the Effective Time (as described in clause (i) above) and such shares of Guess Common Stock will be deemed “Rollover Shares” for purposes of the Merger Agreement. Any accrued and unpaid dividend equivalents credited pursuant to the applicable award terms, together with any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution, with respect to the vested portion of any such Company PSU immediately prior to the Effective Time (and any employment, payroll or similar taxes related to such dividend equivalents or other accrued and unpaid amounts) will be paid by the Surviving Corporation in accordance with the applicable award terms at the same time such payment is made in respect of the Company PSU, but will not be considered or included in the Per Share Merger Consideration. Any Company PSUs with respect to which shares of Guess Common Stock are not earned will be cancelled at the Effective Time for no consideration, payment or right to consideration or payment.

Treatment of Company RSUs

At the Effective Time, (i) any vesting conditions applicable to each Company RSU will, automatically and without any required action on the part of the holder thereof, accelerate and be vested in full, to the extent not vested previously and (ii) each Company RSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company RSU to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five business days after the Effective Time) an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such Company RSU immediately prior to the Effective Time by (b) the Per Share Merger Consideration, less applicable taxes required to be withheld with respect to such payment; provided that with respect to any Company RSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a tax or penalty under Section 409A of the Code, such payment will be made at the earliest time permitted under the Equity Incentive Plan and award agreement that will not trigger a tax or penalty under Section 409A of the Code; and provided, further, that, immediately prior to the Effective Time, Company RSUs held by the Rolling Stockholders will be converted into the number of shares of Guess Common Stock subject to such Company RSUs as of immediately prior to the Effective Time and such shares of Guess Common Stock will be deemed “Rollover Shares” for purposes of the Merger Agreement. Any accrued and unpaid dividend equivalents credited pursuant to the applicable award terms, together with any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution, with respect to the vested portion of any such Company RSU immediately prior to the Effective Time (and any employment, payroll or similar taxes related to such dividend equivalents or other accrued and unpaid amounts) will be paid by the Surviving Corporation in accordance with the applicable award terms at the same time such payment is made in respect of the Company RSU, but will not be considered or included in the Per Share Merger Consideration. For purposes of this section, the number of shares of Guess Common Stock in respect of performance-based restricted stock units which would have been Company PSUs but for the fact that the applicable performance period is completed as of the Effective Time will be determined by the Compensation Committee as constituted immediately prior to the Effective Time in accordance with the terms of the applicable award agreements.

Treatment of Company RSAs

At the Effective Time, (i) any vesting conditions applicable to each Company RSA will, automatically and without any required action on the part of the holder thereof, accelerate and be vested in full, to the extent not vested previously and (ii) each Company RSA will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company RSA to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five business days after the Effective Time) an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such Company RSA immediately prior to the Effective Time by (b) the Per Share Merger Consideration, less applicable taxes required to be withheld with respect to such payment; provided that with respect to any Company RSAs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a tax or penalty under Section 409A of the Code, such payment will be made at the earliest time permitted under Equity Incentive Plan and award agreement that will not trigger a tax or penalty under Section 409A of the Code, and provided, further, that, Company RSAs held by the Rolling Stockholders as of immediately prior to the Effective Time will instead be deemed “Rollover Shares” for purposes of the Merger Agreement. Any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution and that are credited pursuant to the applicable award terms with respect to the vested portion of any such Company RSA immediately prior to the Effective Time (and any employment, payroll or similar taxes related to such dividend equivalents or other accrued and unpaid amounts) will be paid by the Surviving Corporation at the same time as such payment is made in respect of the Company RSA, but will not be considered or included in the Per Share Merger Consideration.

Benefits of the Merger for the Unaffiliated Company Stockholders

The primary benefit of the Merger to the Unaffiliated Company Stockholders will be their right to receive the Per Share Merger Consideration of $16.75 in cash per share of Guess Common Stock, less any required tax withholdings, without interest, as described above, which represents a per share premium of approximately 73% above the unaffected closing price of the shares of Guess Common Stock as of March 14, 2025, the last trading day before Guess announced the receipt of an unsolicited proposal to acquire Guess from a third party. Additionally, such stockholders will avoid the risk of any possible decrease in Guess’ future earnings, growth, or value after the Merger.

Detriments of the Merger to the Unaffiliated Company Stockholders

The primary detriment of the Merger to our Unaffiliated Company Stockholders will be the lack of an interest in the potential future earnings, growth, or value realized by Guess after the Merger. In addition, our Unaffiliated Company Stockholders will not benefit from any sale of Guess or its assets to a third party in the future. Additionally, the receipt of cash in exchange for Guess Common Stock pursuant to the Merger will generally be a taxable sale transaction for U.S. federal income tax purposes to stockholders who surrender their Guess Common Stock in the Merger to the extent that such stockholders have any gain on their shares of Guess Common Stock.

Certain Effects of the Merger for the Rolling Stockholders, Parent, and Merger Sub

If the Merger and other Transactions are completed, certain of the Rolling Stockholders will indirectly own all of the equity interests of Parent, which will, immediately following the Merger, own all of the equity interests of the Surviving Corporation. The rights, title, and interest of Guess or any of its subsidiaries or affiliates in the Company IPCo Assets will be held by the Company IPCos. The Company IPCos will be owned up to 49% (a substantial portion of which will be funded by the Investor Loans) by the Rolling Stockholders, and current Guess management will continue to run the operating business of the Surviving Corporation.

The benefits of the Merger and other Transactions to the Rolling Stockholders include the fact that, following the completion of the Transactions, certain of the Rolling Stockholders will, collectively, indirectly own 100% of the outstanding equity interests of the Surviving Corporation and will therefore have a corresponding 100% interest in the Surviving Corporation, and the Rolling Stockholders will, collectively, own up to 49% of the outstanding equity interests of the Company IPCos and will therefore have a corresponding interest of up to 49% in the Company IPCos, including an interest in royalties generated from the license agreement between the Company Swiss IPCo and the Surviving Corporation and any other potential revenues generated by the Company IPCos. In addition, pursuant to the Company Swiss IPCo quotaholders agreement, the Rolling Stockholders will have the right to exchange Company IPCo equity interests for equity interests of Authentic at various times and subject to the terms and conditions to be set forth in the Company Swiss IPCo quotaholders agreement and the Company US IPCo operating agreement and, as a result, the Rolling Stockholders will have the opportunity to benefit from ownership of an equity interest in Authentic. Furthermore, Authentic will grant profits interests in Authentic to certain members of management of the Surviving Corporation (to be mutually agreed by the Surviving Corporation and Authentic, and to include Paul Marciano and Carlos Alberini) in consideration for their services to the Company Swiss IPCo and the Company US IPCo.

Additionally, as promptly as practicable after the Effective Time and in compliance with applicable law, the shares of Guess Common Stock will be delisted from NYSE and deregistered from the Exchange Act. As such, the Surviving Corporation will be relieved of the requirements applicable to public companies, including the pressure to meet analyst forecasts and the requirements and restrictions on trading that certain persons face as a result of the provisions of Section 16 of the Exchange Act. The Surviving Corporation will also be relieved of the obligation to separately prepare and furnish information to public stockholders, such as filing periodic reports, current reports and proxy and information statements with the SEC. The Rolling Stockholders will benefit from any regulatory compliance cost savings realized by the Surviving Corporation after it becomes a private company.

The primary detriments of the Merger and other Transactions to the Rolling Stockholders include the fact that all of the risks of any possible decrease in the future earnings, growth, or value of the Surviving Corporation following the consummation of the Transactions will be borne entirely by certain of the Rolling Stockholders through their ownership and control of certain entities which will hold all assets and liabilities of the Surviving Corporation, and up to 49% of any possible decrease in the future earnings, growth, or value of the Company IPCos will be borne by the Rolling Stockholders. In addition, the potential benefits of the Transactions to the Rolling Stockholders will be largely dependent on the ability of the Surviving Corporation to meet its obligations under the license agreement to be entered into with the Company IPCos. The failure by the Surviving Corporation to meet its obligations under the license agreement could result in the termination of the license agreement, which could cause the Surviving Corporation to lose all of its rights to use the intellectual property controlled by the Company Swiss IPCo and allow the Company Swiss IPCo to license the intellectual property to an alternative licensee, and result in loss of value of the Rolling Stockholders’ equity interests in the Surviving Corporation. Additionally, the Rolling Stockholders’ ownership of the Surviving Corporation and the Company IPCos will be illiquid, with no public trading market for such securities, subject to the right of the Rolling Stockholders to exchange Company IPCo equity interests for equity interests of Authentic at various times and subject to the terms and conditions to be set forth in the Company Swiss IPCo quotaholders agreement and the Company US IPCo operating agreement.

Certain Effects of the Merger for Authentic

If the Merger and other Transactions are completed, Authentic will have a controlling ownership interest of at least 51% in the Company IPCos, which will own all of the Company IPCo Assets. Following the consummation of the Transactions, Authentic and the Rolling Stockholders will cause the Company Swiss IPCo and the Surviving Corporation to enter into a long-term license agreement pursuant to which, among other things, the Company Swiss IPCo will license certain trademarks and related intellectual property to the Surviving Corporation. The license agreement will grant the Surviving Corporation, as the licensee, the right (with restrictions on the Company Swiss IPCo’s ability to grant rights to third parties) to use specified trademarks and related intellectual property controlled by the Company Swiss IPCo to design, manufacture, distribute, and sell certain licensed products in approved channels and territories. The Surviving Corporation, as the licensee, will be required to meet certain annual minimum net sales thresholds and pay to the licensor royalties based on net sales, including guaranteed minimum royalties. The Surviving Corporation will also guarantee the performance (up to an agreed-upon dollar threshold) of certain existing licensees that will become direct licensees of the Company Swiss IPCo upon consummation of the Transactions. The Surviving Corporation will be (i) required to comply with certain quality control, brand standards and approval processes for products, advertising and retail locations and (ii) subject to restrictions on sublicensing, co-branding and use of the licensed marks in prohibited product categories, channels and territories.

The benefits of the Merger and other Transactions to Authentic include the fact that, as a result of Authentic’s controlling ownership interest of at least 51% in the Company IPCos following the completion of the Transactions, Authentic will have a corresponding interest of at least 51% in the Company IPCos, including an interest in royalties generated from the license agreement between the Company Swiss IPCo and the Surviving Corporation and any other potential revenues generated by the Company IPCos.

The primary detriments of the Merger and other Transactions to Authentic include the fact that at least 51% of any possible decrease in the future earnings, growth, or value of the Company IPCos will be borne by Authentic. In addition, the potential benefits of the Transactions to Authentic will be largely dependent on the ability of the Surviving Corporation to meet its obligations under the license agreement between the Company Swiss IPCo and the Surviving Corporation, though the failure by the Surviving Corporation to meet its obligations thereunder could result in the termination of the license agreement, which could allow the Company Swiss IPCo to license the intellectual property it controls to an alternative licensee. Additionally, Authentic’s ownership of the Company IPCos will be illiquid, with no public trading market for such securities.

Certain Effects on Guess if the Merger is Not Completed

If the Merger Proposal is not approved by Guess’ stockholders or if the Merger is not completed for any other reason, Guess’ stockholders will not receive any payment for their shares of Guess Common Stock in connection with the Merger. Instead, Guess will remain an independent public company, and shares of Guess Common Stock will continue to be listed on the NYSE, for so long as it continues to meet eligibility listing standards. Guess will also continue to file periodic reports with the SEC on account of Guess Common Stock. In addition, if the Merger is not completed, Guess expects that management will operate Guess’ business in a manner similar to that in which it is being operated today and that Guess’ stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to currency rate fluctuations, market and competitive pressures, and capacity constraints in certain of Guess’ strategies. You should also read and consider carefully the other information in this Proxy Statement, the annexes to this Proxy Statement and the documents incorporated by reference herein, including the risk factors contained in Guess’ Annual Report on Form 10-K, Guess’ Quarterly Reports on Form 10-Q and other SEC filings. See the section of this Proxy Statement captioned “Where You Can Find More Information.”

If the Merger is not completed for any reason, we will be subject to a number of material risks, including the disruption to our business resulting from the announcement of the signing of the Merger Agreement and the diversion of management’s attention from our day-to-day business, which may make it difficult for us to achieve our business goals if the Merger does not occur. In addition, depending on the circumstances that would have caused the Merger not to be completed, the price of the shares of Guess Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the shares of Guess Common Stock would return to the price at which such shares were trading as of the date of this Proxy Statement.

Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Guess Common Stock, and, there can be no assurance that any other transaction acceptable to Guess will be offered or that Guess’ business, financial condition or results of operation will not be adversely impacted.

If the Merger is not completed, Guess will be required to pay to Authentic the Termination Fee in connection with the termination of the Merger Agreement under the following circumstances:

•	by either Guess or Authentic because of a failure to consummate the Transactions by the Outside Date (as defined below) or a failure to obtain the Requisite Company Vote or by Authentic due to Guess’

breach of representations, warranties or covenants contained in the Merger Agreement such that certain conditions to the obligation of Authentic, Parent, and Merger Sub to effect the Pre-Closing Restructuring or the Closing, as applicable, would not be satisfied, and in each case (i) after August 20, 2025, an Acquisition Proposal had been made to the Guess Board or the Special Committee, Guess or any of its subsidiaries or the stockholders of Guess or publicly disclosed or any person had publicly announced an intention (whether or not conditional) to make an Acquisition Proposal prior to, and not withdrawn (including publicly if publicly disclosed) such Acquisition Proposal at least five business days prior to (a) the date of termination with respect to a termination based on a failure to consummate the Merger by the Outside Date due to Guess’ breach of representations, warranties or covenants contained in the Merger Agreement such that certain conditions to obligation of Authentic, Parent, and Merger Sub to effect the Pre-Closing Restructuring or the Closing, as applicable, would not be satisfied or (b) the Special Meeting (including any postponement, recess or adjournment thereof taken in accordance with the Merger Agreement), with respect to termination based on the failure to obtain the Requisite Company Vote at the Special Meeting and (ii) within twelve months after any such termination, (a) Guess or any of its subsidiaries enters into an Alternative Acquisition Agreement for such Acquisition Proposal that is subsequently consummated or (b) such Acquisition Proposal is consummated (measured, for purposes of item (ii) of this section, at a 50% threshold, rather than a 20% threshold);

•	Guess terminates the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal; or

•	Authentic terminates the Merger Agreement prior to Guess’ receipt of the Requisite Company Vote due to a Change of Recommendation (as defined in the Merger Agreement).

For more information, please see the sections of this Proxy Statement captioned “The Merger Agreement—Termination Fee and Expenses” and “The Interim Investors Agreement—Expense Sharing Provisions; Allocation of Qualifying Termination Fee.”

Unaudited Prospective Financial Information of Guess

Certain Unaudited Prospective Financial Projections

Guess does not, as a matter of course, publicly disclose long-term consolidated projections as to future performance, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, Guess is including a summary of the January Projections and June Projections (together, the “Summary Projections,” also defined above) that Guess’ management provided to the Special Committee and the Special Committee’s financial and legal advisors in connection with their evaluation of the Merger.

Certain aspects of the Summary Projections presented in this section are forward-looking in nature and should be read in light of the factors set forth in the section of this Proxy Statement captioned “Cautionary Note Regarding Forward-Looking Statements.”

The Summary Projections were prepared on a stand-alone basis and do not take into account the Merger or any of the other Transactions, including any costs incurred in connection with the Transactions, or any changes to Guess’ operations or strategy that may be implemented after the completion of the Transactions. As a result, the financial projections included in the Summary Projections are not a guarantee of performance and actual results likely will differ, and may differ materially, from those contained in the Summary Projections. You should note that the Summary Projections constitute forward-looking statements.

Certain members of Guess’ management provided the Summary Projections to the Special Committee, and the Special Committee reviewed, approved and directed representatives of Solomon to use the Summary

Projections in connection with performing certain of its financial analyses in connection with its opinion, as described in more detail in the section of this Proxy Statement captioned “—Opinion of Solomon.” The summaries of the Summary Projections are being included in this Proxy Statement solely to give holders of shares of Guess Common Stock access to non-public information that was provided to the Special Committee, the Rolling Stockholders and Authentic in connection with their evaluation of the Transactions, including the Merger. The Summary Projections are not included in this Proxy Statement to influence any holder of shares of Guess Common Stock to vote for the Merger Proposal, to vote against the Merger Proposal, or for any other purpose. The inclusion of this information should not be regarded as an indication that any of Guess, its advisors or other representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future performance or events, or that it should be construed as financial guidance, and such Summary Projections set forth below should not be relied on as such.

While presented with numeric specificity, the Summary Projections reflect numerous estimates and assumptions that are inherently uncertain and may be beyond the control of Guess, including, among others, Guess’ assumptions about operating results, competitive conditions, technology, availability of capital resources, the financial health of its core customers, levels of capital expenditures, other contractual obligations, tariff policy, inflation and its relationships with its franchisees, dealers and customers, as well as the other matters described in the section of this Proxy Statement captioned “Cautionary Note Regarding Forward-Looking Statements.” The Summary Projections reflect both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Guess can give no assurance that the Summary Projections and the underlying estimates and assumptions will be realized. In addition, since the Summary Projections cover multiple years, such information by its nature becomes more speculative with each successive year.

The Summary Projections were prepared for internal use and were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with U.S. generally accepted accounting principles (“GAAP”), published guidelines of the SEC or the guidelines established by the Public Company Accounting Oversight Board for preparation and presentation of prospective financial information.

These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures included in Summary Projections provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Summary Projections, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Summary Projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Neither Guess’ independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Summary Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The report of the independent registered public accounting firm to Guess contained in its Annual Report on Form 10-K for the year ended February 1, 2025 relates to historical financial information of Guess, and such report does not extend to the projections included below and should not be read to do so.

Furthermore, the Summary Projections do not take into account any circumstances or events occurring after the date they were prepared. Guess can give no assurance that, had the Summary Projections been prepared as of the date of this Proxy Statement, similar estimates and assumptions would be used. Because the Summary Projections reflect estimates and judgments, they are susceptible to sensitivities and assumptions, as well as to multiple interpretations based on actual experience and business developments.

The Summary Projections also cover multiple years, and such information by its nature becomes less predictive with each succeeding year. The Summary Projections are not, and should not be considered to be, a guarantee of future operating results. Further, the Summary Projections are not fact and should not be relied upon as being necessarily indicative of our future results or for purposes of making any investment decision. Except as required by applicable securities laws, Guess does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the Summary Projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error or to reflect changes in general economic or industry conditions. The Summary Projections do not take into account all the possible financial and other effects on Guess of the Merger or other Transactions, the effect on Guess of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed, but which were instead altered, accelerated, postponed, or not taken in anticipation of the Merger or other Transactions. Further, the Summary Projections do not take into account the effect on Guess of any possible failure of consummation of the Merger or other Transactions and should not be viewed as accurate or continuing in that context. None of Guess or its affiliates, officers, directors, advisors, or other representatives has made, makes, or is authorized in the future to make any representation to any holder of shares of Guess Common Stock or other person regarding Guess’ ultimate performance compared to the information contained in the Summary Projections or to the effect that the projected results will be achieved. The inclusion of the Summary Projections herein should not be deemed an admission or representation by Guess or its advisors or any other person that it is viewed as material information of Guess, particularly in light of the inherent risks and uncertainties associated with such projections.

In light of the foregoing, as well as the uncertainties inherent in any projected information, holders of shares of Guess Common Stock are cautioned not to place undue reliance on such information, and Guess urges all of its stockholders to review Guess’ most recent SEC filings for a description of Guess’ reported financial results.

The Summary Projections are based on various other assumptions, including, but not limited to, the following principal assumptions as of the time the applicable Summary Projections were prepared and reflects the most current available information then available to Guess’ management, including:

•	a compound annual growth rate from fiscal year 2026 to fiscal year 2030 of 4%;

•	the estimated impact of tariffs on gross margins;

•	planned investment in advertising and marketing to fuel revenue growth;

•	the anticipated impact of inflation on cost structure; and

•	Guess’ planned restructuring efforts, including plans in Greater China and North America.

The Summary Projections

The following table summarizes the Summary Projections for the fiscal years 2026 through 2030 ($ in millions, unless otherwise stated):

January Projections:

	Historical		Projected
	FY2024	FY2025	FY2026	FY2027	FY2028	FY2029	FY2030
Total Revenue	$2,777	$2,995	$3,248	$3,405	$3,520	$3,658	$3,776

Net Earnings	$174	$105	$77	$119	$139	$142	$142

Adjusted EBITDA	$316	$248	$222	$277	$303	$312	$315

Note: Where applicable, figures exclude asset impairment, lease termination gains/losses, certain professional service and legal fees, transaction costs, separation charges, loss on extinguishment of debt, fair value remeasurement of derivatives, gain on sales of assets, discrete income tax adjustments, and amortization of debt discount.

Note: Guess operates on a 52/53-week fiscal year calendar, which ends on the Saturday nearest to January 31 of each year (e.g., FY2025 ended February 1, 2025).

June Projections:

	Historical		Projected
	FY2024	FY2025	FY2026	FY2027	FY2028	FY2029	FY2030
Total Revenue	$2,777	$2,995	$3,216	$3,377	$3,526	$3,662	$3,780

Net Earnings	$174	$105	$99	$136	$147	$150	$149

Adjusted EBITDA	$316	$248	$240	$296	$310	$319	$321

Note: Where applicable, figures exclude asset impairment, lease termination gains/losses, certain professional service and legal fees, transaction costs, separation charges, loss on extinguishment of debt, fair value remeasurement of derivatives, gain on sales of assets, discrete income tax adjustments, and amortization of debt discount.

Note: Guess operates on a 52/53-week fiscal year calendar, which ends on the Saturday nearest to January 31 of each year (e.g., FY2025 ended February 1, 2025).

Interests of Executive Officers and Directors of Guess in the Merger

As described below, the interests of Guess’ non-employee directors and executive officers include the following:

•	Guess’ executive officers as of immediately prior to the Effective Time will be the initial executive officers of the Surviving Corporation;

•	accelerated vesting of Guess equity-based awards as described below;

•	the right to indemnification and liability insurance coverage that will survive the Closing;

•	severance benefits for certain executive officers pursuant to their employment agreements in the event of an involuntary termination of employment as described below;

•	retention bonuses for Alberto Toni pursuant to his employment agreement, provided the Merger closes prior to June 2, 2026;

•	the ownership of Parent and Merger Sub by Paul Marciano, Carlos Alberini, and their respective trusts, foundations and affiliates following the Parent Equity Transfer;

•	the ownership of the Surviving Corporation by Paul Marciano, Carlos Alberini, and their respective trusts, foundations, and affiliates following the Closing;

•	the up to 49% ownership of the Company IPCos by Paul Marciano, Carlos Alberini, and the other Rolling Stockholders following the Closing;

•

the right of Paul Marciano and Carlos Alberini, and their respective trusts, foundations, family members and affiliates, as Rolling Stockholders, to exchange their indirect equity interests in the Company IPCos for equity interests in Authentic, at various times and subject to certain terms and conditions; and

•

Authentic’s grant of profits interests in Authentic to certain members of management of the Surviving Corporation (to be mutually agreed by the Surviving Corporation and Authentic, and to include Paul Marciano and Carlos Alberini) in consideration for their services to the Company Swiss IPCo and the Company US IPCo.

Guess’ current executive officers are the following: Paul Marciano, Carlos Alberini, Alberto Toni and Fabrice Benarouche. Dennis Secor was formerly an executive officer of Guess and continues to be employed with Guess as its Executive Vice President, Finance to provide project-based support to Guess’ finance function. However, many of Mr. Secor’s former duties have been transitioned to Mr. Toni and Mr. Secor is no longer an executive officer of Guess. We are providing certain information with respect to Mr. Secor because we are required to include him in the “Quantification of Payments and Benefits to Guess’ Named Executive Officers — 402(t) Table” below along with our current executive officers. We are also required to include Markus Neubrand in the “Quantification of Payments and Benefits to Guess’ Named Executive Officers — 402(t) Table” below. Mr. Neubrand, formerly an executive officer of Guess, resigned from his position as Chief Financial Officer of Guess effective August 26, 2024, and as an employee of Guess effective September 30, 2024. Mr. Neubrand is not currently an executive officer of Guess, holds no Guess equity awards, and is not entitled to any severance from Guess.

Treatment of Guess Equity Awards

Treatment of Company Options. At the Effective Time, any vesting conditions applicable to each Company Option will, automatically and without any required action on the part of the holder thereof, accelerate and be vested and exercisable in full, to the extent not vested previously, and each Company Option will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company Option to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five business days after the Effective Time) an amount in cash equal to the product obtained by multiplying (i) the number of shares of Guess Common Stock subject to such Company Option immediately prior to the Effective Time by (ii) the excess, if any, of (a) the Per Share Merger Consideration over (b) the exercise price per share of Guess Common Stock of such Company Option, less applicable taxes required to be withheld with respect to such payment. Any Company Option which has an exercise price per share of Guess Common Stock that is greater than or equal to the Per Share Merger Consideration will be cancelled at the Effective Time for no consideration, payment or right to consideration or payment.

Treatment of Company PSUs. At the Effective Time, (i) the number of shares of Guess Common Stock deemed earned with respect to each Company PSU will, automatically and without any required action on the part of the holder thereof, be determined by the Compensation Committee as constituted prior to the Effective Time in accordance with the provisions of the applicable award agreement on the basis that the Merger and Disposition constitute a “Change in Control” (as defined in the Equity Incentive Plan) and the Company PSU will, automatically and without any required action on the part of the holder thereof, be accelerated and vested in full as to such number of shares of Guess Common Stock and (ii) such Company PSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company PSU to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five business days after the Effective Time) an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to the vested portion of such Company PSU immediately prior to the Effective Time (as described in clause (i) above) by (b) the Per Share Merger Consideration, less applicable taxes required to be withheld with respect to such payment; provided that with respect to any Company PSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a tax or penalty under Section 409A of the Code, such payment will be made at the earliest time permitted under the applicable Equity Incentive Plan and award agreement that will not trigger a tax or penalty under Section 409A of the Code, and provided, further, that, immediately prior to the Effective Time, Company PSUs held by the Rolling Stockholders will be converted into the number of shares of Guess Common Stock subject to the vested portion of such Company PSU immediately prior to the Effective Time (as described in clause (i) above) and such shares of Guess Common Stock will be deemed Rollover Shares for purposes of the Merger Agreement. Any accrued and unpaid dividend equivalents credited pursuant to the applicable award terms, together with any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution, with respect to the vested portion of any such Company PSU immediately prior to the Effective Time (and any employment, payroll, or similar taxes related to such dividend equivalents or other accrued and unpaid amounts) will be paid by the Surviving Corporation in accordance with the applicable award terms at the same time such payment is made in respect of the Company PSU, but will not be considered or included in the Per Share Merger Consideration. Any Company PSUs with respect to which shares of Guess Common Stock are not earned will be cancelled at the Effective Time for no consideration, payment or right to consideration or payment.

Treatment of Company RSUs. At the Effective Time, (i) any vesting conditions applicable to each Company RSU will, automatically and without any required action on the part of the holder thereof, accelerate and be vested in full, to the extent not vested previously and (ii) each Company RSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company RSU to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five business days after the Effective Time) an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such Company RSU immediately prior to the Effective Time by (b) the Per Share Merger Consideration, less applicable taxes required to be withheld with respect to such payment; provided that with respect to any Company RSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a tax or penalty under Section 409A of the Code, such payment will be made at the earliest time permitted under the Equity Incentive Plan and award agreement that will not trigger a tax or penalty under Section 409A of the Code; and provided, further, that, immediately prior to the Effective Time, Company RSUs held by the Rolling Stockholders will be converted into the number of shares of Guess Common Stock subject to such Company RSUs as of immediately prior to the Effective Time and such shares of Guess Common Stock will be deemed Rollover Shares for purposes of the Merger Agreement. Any accrued and unpaid dividend equivalents credited pursuant to the applicable award terms, together with any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution, with respect to the vested portion of any such Company RSU immediately prior to the Effective Time (and any employment, payroll, or similar taxes related to such dividend equivalents or other accrued and unpaid amounts) will be paid by the Surviving Corporation in accordance with the applicable award terms at the same time such payment is made in respect of the Company RSU, but will not be considered or included in the Per Share Merger Consideration. For purposes of this section, the number of shares of Guess Common Stock in respect of performance-based restricted stock units which would have been Company PSUs but for the fact that the applicable performance period is completed as of the Effective Time will be determined by the Compensation Committee as constituted immediately prior to the Effective Time in accordance with the terms of the applicable award agreements.

Treatment of Company RSAs. At the Effective Time, (i) any vesting conditions applicable to each Company RSA will, automatically and without any required action on the part of the holder thereof, accelerate and be vested in full, to the extent not vested previously and (ii) each Company RSA will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company RSA to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five business days after the Effective Time) an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such Company RSA immediately prior to the Effective Time by (b) the Per Share Merger Consideration, less applicable taxes required to be withheld with respect to such payment; provided that with respect to any Company RSAs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a tax or penalty under Section 409A of the Code, such payment will be made at the earliest time permitted under Equity Incentive Plan and award agreement that will not trigger a tax or penalty under Section 409A of the Code, and provided, further, that, Company RSAs held by the Rolling Stockholders as of immediately prior to the Effective Time will instead be deemed Rollover Shares for purposes of the Merger Agreement. Any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution and that are credited pursuant to the applicable award terms with respect to the vested portion of any such Company RSA immediately prior to the Effective Time (and any employment, payroll, or similar taxes related to such dividend equivalents or other accrued and unpaid amounts) will be paid by the Surviving Corporation at the same time as such payment is made in respect of the Company RSA, but will not be considered or included in the Per Share Merger Consideration.

Common Stock

At the Effective Time, except for the shares of Guess Common Stock held by Paul Marciano and Carlos Alberini, each issued share of Guess Common Stock held by our executive officers and directors will be treated in the same manner as shares of Guess Common Stock held by our public stockholders, as discussed above in the section of this Proxy Statement captioned “Certain Effects of the Merger—Treatment of the Shares of Guess Common Stock.” Based on each stockholders’ right to receive the Per Share Merger Consideration of $16.75 per share in cash, without interest, of Guess Common Stock and on the named executive officers’ holdings as of September 29, 2025 (which is the date we assume the Effective Time will occur solely for purposes of this disclosure), the estimated amount that would be realized by each of the named executive officers in respect to their shares of Guess Common Stock (including amounts realized in connection with outstanding Company Options, Company PSUs (assuming, for purposes of this illustration, vesting at the applicable maximum performance level(s)), Company RSUs and Company RSAs, including associated dividend and dividend equivalent rights but excluding, as to Messrs. Marciano and Alberini, their Rollover Shares) is as follows: $4,732,985 in the case of Mr. Marciano (which amount includes $3,606,907 as to vested and exercisable Company Options with an exercise price less than $16.75 per share and that, as noted below, are currently anticipated to be exercised by Mr. Marciano prior to the Effective Time), $5,321,560 in the case of Mr. Alberini (which amount includes $3,606,907 as to vested and exercisable Company Options with an exercise price less than $16.75 per share and that, as noted below, are currently anticipated to be exercised by Mr. Alberini prior to the Effective Time), $574,877 in the case of Mr. Toni, and $3,147,590 in the case of Mr. Benarouche. The estimated number of Rollover Shares that each of Mr. Marciano and Mr. Alberini will hold is 14,516,066 for Mr. Marciano and 2,403,712 for Mr. Alberini (this estimated ownership includes 983,360 Rollover Shares estimated to be received by Mr. Marciano in respect of his Company PSUs, Company RSUs and Company RSAs and 980,384 Rollover Shares estimated to be received by Mr. Alberini in respect of his Company PSUs, Company RSUs and Company RSAs, assuming, for purposes of this illustration, vesting of Company PSUs at the applicable maximum performance level(s) and excluding shares that could be acquired by exercising Company Options prior to the Effective Time). It is currently anticipated that, in connection with the Transactions and prior to the Effective Time, Messrs. Marciano and Alberini will each exercise all of their outstanding and unexercised

Company Options (all of which are fully vested) that have an exercise price less than $16.75 per share, such that the shares issuable upon such exercise (348,157 for Mr. Marciano and 348,157 for Mr. Alberini) will also be Rollover Shares for purposes of the Merger Agreement. Based on each stockholders’ right to receive the Per Share Merger Consideration of $16.75 in cash, without interest, per share of Guess Common Stock and for the non-employee directors’ holdings as of September 29, 2025, the estimated amount that would be realized by each of the non-employee directors in respect to their beneficially owned shares of Guess Common Stock (including amounts realized in connection with outstanding Company RSUs and Company RSAs, including associated dividend and dividend equivalent rights) is as follows: $3,402,428 in the case of Mr. Yemenidjian, $3,879,401 in the case of Mr. Chidoni, $241,971 in the case of Mr. Lewis, $379,116 in the case of Ms. Michael, and $692,680 in the case of Ms. Weinswig.

Severance Agreements

Paul Marciano. We entered into an employment agreement with Mr. Marciano, dated December 19, 2024, that provides that if Mr. Marciano’s employment with Guess is terminated by Guess without “cause” or by Mr. Marciano for “good reason” (as such terms are defined in the agreement) prior to February 2, 2030, Mr. Marciano will be entitled to receive the following separation benefits (in addition to certain accrued and vested compensation and benefits): (i) payment of an aggregate amount equal to two times his base salary and target annual bonus, with such amount generally payable in 24 substantially equal monthly installments following the termination of employment (subject to acceleration of payment upon a change in control); (ii) for the fiscal year in which his termination occurs, (a) a pro-rata portion of his annual bonus for that fiscal year and (b) a pro-rata portion of an additional annual bonus he may be entitled to receive for that fiscal year based on the achievement of a licensing segment revenue performance target established by the Compensation Committee (referred to in this section as the “Licensing Segment Bonus”), with each bonus pro-rated based on the number of days of his employment during the fiscal year and calculated based on actual performance for the fiscal year had his employment continued through the end of that fiscal year; and (iii) vesting in full of the remaining installments of a bonus of $10 million awarded to Mr. Marciano during fiscal 2025 in recognition of Mr. Marciano’s significant contributions to Guess’ licensing arrangements and results (including the renewal of an important license agreement for our handbags with our existing partner) that was scheduled to vest in five annual installments on the last day of fiscal years 2026 through 2030, subject to Mr. Marciano’s continued employment through each vesting date (referred to in this section as the “One-Time Licensing Bonus”). Mr. Marciano is not entitled to a change in control excise tax gross-up payment under the terms of his employment agreement or any other agreement entered into with Guess. Should Mr. Marciano’s payments, rights or benefits (whether under an employment agreement or any other plan or arrangement) be subject to the excise tax imposed under Sections 280G and 4999 of the Code, the agreement provides that such payments, rights or benefits will be reduced to the extent necessary so that no portion of such payments, rights or benefits will be subject to such excise tax, but only if, by reason of such reduction, the net after-tax benefit received by Mr. Marciano will exceed the net after-tax benefit that he would receive if no such reduction was made. Mr. Marciano’s right to receive the severance benefits described above is generally subject to his providing a release of claims in favor of Guess.

Carlos Alberini. We entered into an employment agreement with Mr. Alberini, dated December 19, 2024, that provides that if Mr. Alberini’s employment with Guess is terminated by Guess without “cause” or by Mr. Alberini for “good reason” (as such terms are defined in the agreement) prior to February 2, 2030, Mr. Alberini will be entitled to receive the following separation benefits (in addition to certain accrued and vested compensation and benefits): (i) payment of an aggregate amount equal to two times his base salary and target annual bonus, with such amount generally payable in 24 substantially equal monthly installments following the termination of employment (subject to acceleration of payment upon a change in control), (ii) a pro-rata portion of his annual bonus for the year in which the termination occurs (pro-rata based on the number of days of employment during the year and based on actual performance for the year had his employment continued through the year), (iii) reimbursement of Mr. Alberini’s life insurance premiums of up to $10,000 per year for up to two years, and (iv) payment or reimbursement of Mr. Alberini’s premiums to continue healthcare coverage under COBRA for up to 24 months. Mr. Alberini is not entitled to a change in control excise tax gross-up payment under the terms of his employment agreement or any other agreement entered into with Guess. Should Mr. Alberini’s payments, rights or benefits (whether under an employment agreement or any other plan or arrangement) be subject to the excise tax imposed under Sections 280G and 4999 of the Code, the agreement provides that such payments, rights or benefits will be reduced to the extent necessary so that no portion of such payments, rights or benefits will be subject to such excise tax, but only if, by reason of such reduction, the net after-tax benefit received by Mr. Alberini will exceed the net after-tax benefit that he would receive if no such reduction was made. Mr. Alberini’s right to receive the severance benefits described above is generally subject to his providing a release of claims in favor of Guess.

Alberto Toni. Guess Europe SAGL entered into an employment agreement with Mr. Toni, effective as of June 2, 2025, which provides that if Mr. Toni’s employment is terminated by Guess Europe SAGL, other than for good cause (as defined under Swiss law) or due to his death or disability, Mr. Toni will be entitled to severance equal to one year of his annual base salary (less salary paid to him during any notice period prior to his termination date). Additionally, Mr. Toni’s employment agreement provides that if a “Going-Private Transaction,” which includes the Transactions, closes before June 2, 2026, he will be entitled to retention bonuses subject to continued employment through the date of payment in the following amounts: CHF 233,000 in June 2027, CHF 247,000 in June 2028 and CHF 262,000 in June 2029. Mr. Toni will also be entitled to an additional retention bonus of CHF 130,000 gross in both June 2027 and June 2028, pro-rated for the portion of the fiscal year 2026 during which Mr. Toni is employed with Guess Europe SAGL, subject to continued employment through the date of payment. If, following the Closing, Guess maintains an equity incentive plan, Mr. Toni will have the option to elect to receive his retention bonuses in equity awards in lieu of cash. Mr. Toni is not entitled to a change in control excise tax gross-up payment under the terms of his employment letter agreement or any other agreement entered into with Guess.

Dennis Secor. We entered into an employment letter agreement with Mr. Secor, dated October 2, 2025, that provides for Mr. Secor’s continued employment with Guess until, and his employment with Guess will end on, March 31, 2026 (subject to earlier termination by Mr. Secor or by Guess and unless the parties agree to an extension of that date). On March 31, 2026 or an earlier termination of employment by Guess without “cause” (as such term is defined in the agreement), Mr. Secor will be entitled to receive payment of a $90,000 bonus as well as payment of a $185,000 retention bonus. Mr. Secor is not entitled to a change in control excise tax gross-up payment under the terms of his employment letter agreement or any other agreement entered into with Guess. Mr. Secor’s right to receive the severance benefits described above is generally subject to his providing a release of claims in favor of Guess.

Guess does not maintain any severance arrangements for any of the other named executive officers (as defined below).

Special Committee Fees

During the pendency of the Special Committee’s work, each of Mr. Yemenidjian, who acted as the Chairman of the Special Committee, and Mr. Chidoni, the second member of the Special Committee, will receive a monthly fee of $12,500 and $10,000, respectively. The aggregate fees paid or payable to the members of the Special Committee as of October 14, 2025 are $180,000.

Indemnification and Insurance

Under the Merger Agreement, Guess’ directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies from the Surviving Corporation. For more information regarding such indemnification and insurance coverage, the section of this Proxy Statement captioned “The Merger Agreement—Indemnification; Directors’ and Officers’ Insurance.”

Voting Agreement

Concurrently with the execution of the Merger Agreement, Authentic and Guess entered into the Voting Agreement with the Supporting Stockholders, pursuant to which, among other things, each of the Supporting Stockholders agreed with Authentic and Guess, subject to the terms thereof, to vote or cause to be voted, all of their respective shares of Guess Common Stock in favor of the adoption of the Merger Agreement and the approval of the Merger, a resolution approving the Disposition and the other Transactions and any other matters necessary or reasonably requested by Authentic for the timely consummation of the Merger and the other Transactions and against any proposal made in opposition to the Merger Agreement or the Transactions and certain actions that are intended or would reasonably be expected to impede, interfere with, delay, postpone, adversely affect, or prevent the consummation of the Merger, the Disposition or the other Transactions. The Supporting Stockholders will not be deemed to be disinterested stockholders (as such term is defined in Section 144 of the DGCL) for purposes of the Requisite Company Vote. The Voting Agreement also prohibits the Supporting Stockholders from transferring, selling, assigning, gifting, hedging, lending, pledging, or otherwise disposing of shares of Guess Common Stock (or any right, title or interest therein), subject to certain exceptions, and requires the Supporting Stockholders to effect, or cause to be effected, the transactions set forth in the Pre-Closing Restructuring Plan and, as applicable, the Parent Equity Transfer. The Voting Agreement also requires the Supporting Stockholders to take certain actions under the Merger Agreement, including with respect to this Proxy Statement, the related Schedule 13E-3 and the Required Regulatory Approvals (as defined below), as if references to Parent and Merger Sub in the Merger Agreement were instead to the Supporting Stockholders. The Voting Agreement does not restrict the Supporting Stockholders from taking any action in their respective capacities as an officer or director of Guess. For more information, please see the section of this Proxy Statement captioned “The Voting Agreement” beginning on page 128.

Interim Investors Agreement

Concurrently with the execution of the Merger Agreement, the Rolling Stockholders and Authentic entered into the Interim Investors Agreement, pursuant to which such Rolling Stockholders and Authentic have each agreed to certain terms and conditions that govern certain actions of the Rolling Stockholders and Authentic during the period between the Effective Time and the Closing. For more information, please see the section of this Proxy Statement captioned “The Interim Investors Agreement” beginning on page 130.

Quantification of Payments and Benefits to Guess’ Named Executive Officers—402(t) Table

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the amount of payments and benefits that each of Guess’ current and former executive officers identified in the table below (the “named executive officers”) would receive (or may become entitled to receive) in connection with the Merger, assuming that (i) the Effective Time occurred on September 29, 2025 (which is the date we assume the Effective Time will occur solely for purposes of this disclosure) and (ii) each of the named executive officers currently employed with Guess experienced a termination of employment without cause at such time. The amounts below are determined using the Per Share Merger consideration of $16.75 and are based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table. These amounts are based upon the named executive officer’s compensation levels in effect on September 29, 2025 and outstanding equity awards on September 29, 2025. Except as expressly stated otherwise, the calculations in the table below do not attempt to forecast any adjustments in compensation that may occur following the date of this Proxy Statement, including any equity award forfeitures that may occur prior to the Effective Time or any equity awards that, by their terms, vest irrespective of the Merger prior to the Effective Time. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below. This Merger-related compensation is the subject of the non-binding, advisory vote of Guess’ stockholders as set forth in the section of this Proxy Statement captioned “Proposal No. 2: The Compensation Proposal” on page 145.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)
Paul Marciano	24,800,000	21,204,270	0	0	0	46,004,270
Carlos Alberini	10,800,000	21,742,992	80,808	0	0	32,623,800
Alberto Toni	812,500	574,877	0	0	1,145,358	2,532,735
Dennis Secor(6)	275,000	0	0	0	0	275,000
Fabrice Benarouche	0	1,679,000	0	0	0	1,679,000
Markus Neubrand(7)	0	0	0	0	0	0

(1)

The estimated amount listed in this column for each named executive officer represents the aggregate value of cash severance that such executive officer would be entitled to receive from Guess pursuant to the severance arrangements described above if his employment were terminated by Guess without cause or, in the case of Messrs. Marciano and Alberini, by the executive officer for good reason. For Messrs. Marciano and Alberini, the estimated amount also includes the maximum amount of each executive’s fiscal 2026 annual bonus (assuming, for purposes of this disclosure only, that the maximum level of performance will be achieved and that the Merger will occur near the end of fiscal 2026 so the pro-ration provision in the employment agreements will have minimal impact on the bonus amount). For Mr. Marciano, the estimated amount also includes the maximum amount of his Licensing Segment Bonus opportunity for fiscal 2026 as well as the unpaid portion of his One-Time Licensing Bonus. The Compensation Committee will determine the amount of each of these fiscal 2026 bonus opportunities in connection with the Merger, and the actual bonus amount in each case could range from zero to the maximum bonus amount.

For each of Messrs. Marciano and Alberini, the following table quantifies each separate form of cash compensation included in the aggregate total reported in the column.

Name	Cash Severance (2x Base Salary) ($)	Cash Severance (2x Target Bonus) ($)	Fiscal 2026 Bonus Amount (at Maximum Level of Performance) ($)	Fiscal 2026 Licensing Segment Bonus Amount (at Maximum Level of Performance) ($)	Unpaid Portion of One-Time Licensing Bonus ($)	Total ($)
Paul Marciano	2,400,000	4,800,000	3,600,000	4,000,000	10,000,000	24,800,000
Carlos Alberini	2,400,000	4,800,000	3,600,000	0	0	10,800,000

As noted above, for each of Messrs. Marciano and Alberini, the maximum annual bonus amounts for fiscal 2026 have been assumed for purposes of this note and are included in the tables above. The fiscal 2026 annual bonus amount for each of these executive officers at the target level of performance is as follows:

Name	Fiscal 2026 Bonus Amount (at Target Level of Performance) ($)	Fiscal 2026 Licensing Segment Bonus Amount (at Target Level of Performance) ($)
Paul Marciano	2,400,000	3,000,000
Carlos Alberini	2,400,000	0

For Mr. Toni, the estimated amount listed in this column represents his annual base salary of CHF 650,000 (assuming no offset for salary paid to him during any notice period prior to his termination date), converted from CHF to USD based upon an exchange rate as of September 29, 2025 of 1.25 USD for each CHF.

For Mr. Secor, the estimated amount listed in this column represents the aggregate value of his $90,000 bonus and his $185,000 retention bonus.

The benefits in this column represent “double trigger” benefits, as they are payable in the event of a qualifying termination of employment following the Effective Time.

(2)

Pursuant to the terms of the Merger Agreement and as described above in the section of this Proxy Statement captioned “—Treatment of Guess Equity Awards,” each of the named executive officer’s outstanding Company Options, Company PSUs, Company RSUs, and Company RSAs, to the extent then outstanding and unvested, will be fully vested immediately prior to the Effective Time (except that in the case of Company PSUs, the award will vest to the extent provided in the applicable award agreement on the basis that the Transactions constitute a “change in control” under the Equity Incentive Plan), and the vested portion of each award will be settled (in cash, except that Company PSUs and Company RSUs held by Messrs. Marciano and Alberini will be settled in Rollover Shares and Company RSAs held by Messrs. Marciano and Alberini will be treated as Rollover Shares) at the Effective Time. The accelerated vesting in this column represents a “single trigger” benefit, as it is payable upon the consummation of the Transactions.

For purposes of this note and the table above, the value of Guess’ equity awards (other than Company Options, but including the value of the Rollover Shares estimated to be issued in respect of Company PSUs, Company RSUs, and Company RSAs held by Messrs. Marciano and Alberini) is calculated using the Per Share Merger Consideration of $16.75 multiplied by the number of shares of Guess Common Stock subject to the award (assuming, for purposes of this calculation, vesting of Company PSUs at the applicable maximum performance levels(s)). For purposes of this note and the table above, the value of a Company Option is calculated using (i) the excess (if any) of the Per Share Merger Consideration of $16.75 over the per-share exercise price of Company Option, multiplied by (ii) the number of shares of Guess Common Stock subject to Company Option.

For each named executive officer, the table below reflects the value of the aggregate total reported in this column allocated to the executive’s (i) Company Options, (ii) Company RSUs, and (iii) Company PSUs (assuming, for purposes of this illustration, vesting at the applicable maximum performance level(s)), in each case that will vest and be settled at the Effective Time, and (iv) the value of the aggregate total reported in this column to the executive’s Company RSAs that will accelerate and vest in connection with the Merger, including in each column associated dividend and dividend equivalent rights as to awards other than Company Options. As of September 29, 2025, the named executive officers did not hold any vested Company RSUs or Company PSUs that had not previously been settled. All of the Company Options held by Messrs. Marciano, Alberini, and Benarouche are already fully vested in accordance with the regular time/service-based vesting conditions applicable to the awards. Messrs. Secor and Neubrand did not hold any outstanding Company Options, Company RSUs, Company PSUs, or Company RSAs as of September 29, 2025.

Name	Company Options ($)	Company RSUs ($)	Company PSUs ($)		Company RSAs ($)	Total ($)
Paul Marciano	3,606,907	15,658,100	1,939,264	(a)	0	21,204,270
Carlos Alberini	3,606,907	5,877,148	12,258,938	(b)	0	21,742,992
Alberto Toni (c)	0	574,877	0		0	574,877
Dennis Secor	0	0	0		0	0
Fabrice Benarouche	714,386	70,730	680,134	(b)	213,750	1,679,000
Markus Neubrand	0	0	0		0	0

(a)

The Company PSUs awarded to Mr. Marciano in Guess’ fiscal year 2026 provide that if a “Going-Private Transaction,” which includes the Transactions, occurs on or before January 31, 2026, and the award is to be settled in connection with such transaction, then two-thirds of the Company PSUs granted will be forfeited upon the transaction and the remaining one-third of the Company PSUs granted (to the extent not previously vested) will vest in connection with the transaction. If the Transactions occur after January 31, 2026, but prior to July 17, 2026, and the award is to be settled in connection with such transaction, then two-thirds of the Company PSUs granted will be forfeited upon the transaction and the remaining one-third of the Company PSUs granted (to the extent not previously vested) will remain eligible to vest in connection with the transaction based on actual performance. The Company PSU value presented for Mr. Marciano is presented assuming achievement of applicable requisite performance levels and that the Transactions occur on or before July 17, 2026. If the Transactions occur after July 17, 2026, then additional Company PSUs having a value of $3,878,527 would be settled at the Effective Time.

(b)

The Company PSUs awarded to Messrs. Alberini and Benarouche in Guess’ fiscal year 2026 provide that if a “Going-Private Transaction,” which includes the Transactions, occurs on or before July 17, 2026 and the awards are to be settled in connection with such transaction, then two-thirds of the Company PSUs granted will be forfeited upon the transaction and the remaining one-third of the Company PSUs granted (to the extent not previously vested) will remain eligible to vest in connection with the transaction based on actual performance. The Company PSU values presented for Messrs. Alberini and Benarouche are presented assuming vesting at the applicable maximum performance level(s) and that the Transactions occur on or before July 17, 2026. If the Transactions occur after July 17, 2026, then additional Company PSUs having a value (calculated as described above, and assuming vesting at the applicable maximum performance level(s)) of $6,423,170 for Mr. Alberini, and $334,017 for Mr. Benarouche would be settled at the Effective Time.

(c)

If the Transaction is consummated on or after June 2, 2026, Mr. Toni may be entitled to additional Company RSUs pursuant to the terms of his employment agreement. Such Company RSUs may have a value of up to approximately $1.1 million. In that event, where the Transaction is not consummated until after June 2, 2026, Mr. Toni would not be entitled to receive the retention bonuses referred to in the description of his employment agreement above and in note (5) to this table.

(3)

This column includes, for Mr. Alberini, (i) reimbursement of his life insurance premiums of up to $10,000 per year for up to two years and (ii) payment or reimbursement of his premiums to continue healthcare coverage under COBRA for up to 24 months, such benefits to be provided pursuant to his employment agreement described above if his employment were terminated by Guess without cause or by Mr. Alberini for good reason (as such terms are defined in the employment agreement). The benefits in this column represent “double trigger” benefits, as they are payable in the event of a qualifying termination of employment following the Effective Time.

(4)

Guess does not have an obligation to pay a gross-up payment to any named executive officer. For purposes of this table, it is assumed that the compensation and benefits for each of the executive officers will not be reduced in order to avoid any excise taxes under Sections 280G and 4999 of the Code.

(5)

This column includes, for Mr. Toni, the estimated aggregate amount of the retention bonuses to which he may become entitled following consummation of the Transactions prior to June 2, 2026. The retention bonuses for Mr. Toni represent “single trigger” payments, as they are payable following the consummation of the Transactions, subject to his continued employment through the applicable payment dates (provide that, upon certain terminations following the Transactions, the payment the retention bonuses may be accelerated). Such retention bonuses are payable in CHF and, for purposes hereof, are converted to USD based upon an exchange rate of 1.25 USD for each CHF, which represents the exchange rate as of September 29, 2025.

(6)

Mr. Secor was formerly an executive officer of Guess and continues to be employed with Guess as its Executive Vice President, Finance to provide project-based support to Guess’ finance function. However, many of Mr. Secor’s former duties have been transitioned to Mr. Toni and Mr. Secor is no longer an executive officer of Guess.

(7)

Mr. Neubrand resigned from his position as Chief Financial Officer of Guess effective August 26, 2024 and as an employee of Guess effective September 30, 2024. Mr. Neubrand is not currently an executive officer or employee of Guess, holds no unvested Guess equity awards, and is not entitled to any severance from Guess.

Appraisal Rights

Dissenting Shares will not be converted into or represent the right to receive the Per Share Merger Consideration in accordance with the Merger Agreement. Eligible holders of Dissenting Shares will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive, in lieu of the Per Share Merger Consideration payment in cash of the amount determined by the Delaware Court of Chancery to be the “fair value” of their shares of Guess Common Stock as of the Effective Time. These rights are discussed more fully under the section of this Proxy Statement captioned “Appraisal Rights.”

If any Dissenting Shares lose their status as such (through failure to perfect or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares will be deemed to have been converted as of the Effective Time into the right to receive the Per Share Merger Consideration in accordance with the Merger Agreement, without interest and subject to deduction for any required withholding tax, and will not thereafter be deemed to be Dissenting Shares. In addition, assuming the shares of Guess Common Stock remain listed on the NYSE immediately prior to the Effective Time, any appraisal proceeding will be dismissed as to all holders of shares of Guess Common Stock unless either the total number of shares of Guess Common Stock entitled to appraisal exceeds 1% of the outstanding shares of Guess Common Stock, or the value of the aggregate Per Share Merger Consideration for such total number of shares exceeds $1 million.

If the Merger is completed, within ten days after the Effective Time, the Surviving Corporation will notify each stockholder (including any beneficial owner) of each constituent corporation who has properly made a written demand for appraisal pursuant to Section 262 of the DGCL, and who has not voted in favor of the approval of the Merger Proposal, that the Merger has become effective and the effective date thereof.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a general discussion of the material U.S. federal income tax consequences of the Merger that may be relevant to holders (as defined below) whose shares of Guess Common Stock are exchanged for the Per Share Merger Consideration pursuant to the Merger. This discussion is based on current provisions of the Code, the U.S. Treasury regulations promulgated thereunder, judicial interpretations thereof and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), all as in effect as of the date of this Proxy Statement, and all of which are subject to change or differing interpretations, possibly with retroactive effect, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion applies only to holders who hold their shares of Guess Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any state, local or non-U.S. tax consequences, the Medicare tax on net investment income (under Section 1411 of the Code), the alternative minimum tax, or any U.S. federal tax consequences other than those pertaining to the U.S. federal income tax. This discussion is not binding on the IRS or the courts and, therefore, could be subject to challenge, which could be sustained.

This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

•	tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations,

partnerships and any other entity or arrangement treated as a partnership or pass-through entity for U.S. federal income tax purposes (and any investors therein); insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; holders who hold their Guess Common Stock as “qualified small business stock” for purposes of Sections 1045 and 1202 of the Code; or certain former citizens or long-term residents of the United States;

•	tax consequences for holders holding their shares of Guess Common Stock as part of a hedging, constructive sale or conversion, straddle, or other risk reduction transaction;

•

tax consequences for holders who received their shares of Guess Common Stock in a compensatory transaction or pursuant to the exercise of options or warrants or whose Guess Common Stock is subject to employment-based vesting;

•	tax consequences for U. S. holders whose “functional currency” is not the U.S. dollar;

•	tax consequences for holders who hold their Guess Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•

tax consequences for holders subject to special tax accounting rules as a result of any item of gross income with respect to their shares of Guess Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	tax consequences for holders of Excluded Shares, including the Rolling Stockholders; or

•	tax consequences for holders that do not vote in favor of the Merger and who properly demand appraisal of their shares under Section 262 of the DGCL.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of shares of Guess Common Stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity or arrangement classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•

a trust if (i) a court within the United States is able to exercise primary supervision over the trust’s administration, and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Guess Common Stock, the tax treatment of a person treated as a partner in such partnership will generally depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. If you are, for U.S. federal income tax purposes, a partner in a partnership holding shares of Guess Common Stock, you should consult your own tax advisor.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE TAX OR LEGAL ADVICE TO ANY HOLDER. A HOLDER OF SHARES OF GUESS

COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY TERRITORY, STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences for U.S. Holders

The receipt of the Per Share Merger Consideration in exchange for shares of Guess Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder who receives the Per Share Merger Consideration in exchange for shares of Guess Common Stock pursuant to the Merger will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the amount of the Per Share Merger Consideration received and (ii) the U.S. holder’s adjusted tax basis in such shares of Guess Common Stock exchanged. A U.S. holder’s adjusted tax basis in its shares of Guess Common Stock generally will equal the amount that such U.S. holder paid for such shares.

Any such gain or loss will generally be a long-term capital gain or loss if a U.S. holder’s holding period in the shares of Guess Common Stock surrendered in the Merger is greater than one year as of the date of the Merger.

Long-term capital gains of certain non-corporate U.S. holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who acquired different blocks of shares of Guess Common Stock at different times or different prices should consult their tax advisers as to the determination of the tax basis, gain or loss and holding period with respect to each such block.

Tax Consequences for Non-U.S. Holders

For purposes of this discussion, the term “Non-U.S. holder” means a beneficial owner of shares of Guess Common Stock that is not a U.S. holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

The receipt of the Merger Consideration by Non-U.S. holders in exchange for shares of Guess Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•

the gain, if any, on such shares is effectively connected with the conduct by the Non-U.S. holder of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to the Non-U.S. holder’s permanent establishment in the United States), in which event (i) the Non-U.S. holder generally will be subject to U.S. federal income tax in substantially the same manner as if it were a U.S. holder and (ii) if the Non-U.S. holder is a corporation, it may also be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty) on its effectively connected earnings and profits that are not reinvested in the United States for the taxable year, subject to certain adjustments;

•

the Non-U.S. holder is an individual who was present in the United States for 183 days or more in the taxable year of the exchange of shares of Guess Common Stock for the Per Share Merger Consideration and certain other conditions are met, in which event the Non-U.S. holder will generally be subject to tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty) on the gain from the exchange of shares of Guess Common Stock, which may be offset by U.S. source capital losses of the Non-U.S. holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses; or

•

Guess is or has been a “United States real property holding corporation” as defined in Section 897 of the Code (a “USRPHC”) at any time during the shorter of (i) the five-year period ending on the date of the Merger and (ii) the Non-U.S. holder’s holding period with respect to the shares of Guess Common Stock and certain other conditions are satisfied. Guess believes that, as of the Effective Time, it will not have been a USRPHC at any time within the five-year period ending on the date thereof. Even if Guess has been or is a USRPHC, provided that Guess Common Stock is regularly traded, as defined by applicable U.S. Treasury regulations, on an established securities market, Guess Common Stock will be treated as a U.S. real property interest only with respect to a Non-U.S. holder that holds more than 5% of the outstanding Guess Common Stock, directly or indirectly, actually or constructively, during the shorter of the five-year period ending on the date of the Merger and the Non-U.S. holder’s holding period with respect to the shares of Guess Common Stock.

Information Reporting and Backup Withholding

The receipt of the Per Share Merger Consideration by Guess stockholders in exchange for shares of Guess Common Stock pursuant to the Merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. holder that does not otherwise establish an applicable exemption from backup withholding should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying that such U.S. holder is a U.S. person, that the taxpayer identification number provided is correct and that such U.S. holder is not subject to backup withholding, and otherwise comply with the backup withholding rules. In general, a Non-U.S. holder will not be subject to information reporting and backup withholding if the Non-U.S. holder has complied with certification requirements and identification procedures in order to establish an exemption by providing an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or an IRS Form W-8ECI if the Non-U.S. holder’s gain is effectively connected with the conduct of a trade or business in the United States), or the Non-U.S. holder otherwise establishes an exemption.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the IRS in a timely manner.

U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Foreign Account Tax Compliance Act

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which include most foreign hedge funds, private equity funds, mutual funds, securitization vehicles, and any other investment vehicles) and certain other foreign entities must comply with registration and information reporting rules with respect to their U.S. account holders and investors or be subject to a withholding tax on U.S.-source payments made to them (whether received as a beneficial owner or as an intermediary for another party). A foreign financial institution or other foreign entity that does not comply with the FATCA registration and reporting requirements will generally be subject to a 30% withholding tax on “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments (including U.S.-source dividends), and (subject to the proposed Treasury regulations discussed below) the gross proceeds from a sale of equity or debt instruments of issuers who are considered U.S. issuers under the FATCA rules. The FATCA withholding tax applies even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). While withholding under FATCA would also have applied to payments of gross proceeds from the sale or other disposition of stock on or after January 1, 2019, proposed Treasury regulations which, if finalized in their present form, would eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers may generally rely on these proposed Treasury regulations until final Treasury regulations are issued. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your tax advisors regarding possible implications of FATCA.

Impact of the Merger on the Convertible Notes and the Call Spread Overlay

Mathews South had served as capital markets advisor to Guess in connection with Guess’ placement of its Convertible Notes in April 2023, the issuances by Guess in January and March 2024 of additional Convertible Notes in exchange for then outstanding 2.00% Convertible Senior Notes of Guess due April 2024, and the Call Spread Overlay. In connection with the evaluation of a Potential Transaction, members of Guess’ management requested that Matthews South assist in assessing the potential economic implications of a Potential Transaction on the Convertible Notes and the Call Spread Overlay under the terms thereof. During the process leading to the signing of the merger agreement, Matthews South performed the CNCSO Calculations, as requested from time to time by members of Guess’ management and representatives of the Special Committee, which were provided to and discussed with Guess, the Special Committee and Authentic during such period.

In connection with preparing the CNCSO Calculations with respect to the Convertible Notes, Matthews South reviewed the documentation governing the Convertibles Notes. In connection with preparing the CNCSO Calculations with respect to the Call Spread Overlay, Matthews South reviewed the documentation governing the Convertible Notes and the Call Spread Overlay and used inputs and assumptions furnished to it and approved for its use by members of Guess management.

The Call Spread Overlay consisted of the purchase by Guess of call options from financial counterparties (the “hedges” or “note hedges”), and the sale by Guess of warrants to the same financial counterparties, with respect to collectively a number of shares of Guess common stock which was equal to the aggregate number of shares of Guess Common Stock underlying the Convertible Notes at that time. The hedges are intended to generally reduce the potential dilutive effect on stockholders of Guess resulting from conversions of the Convertible Notes (if the conversions of the Convertible Notes and the hedges are settled, in whole or in part, using shares of Guess Common Stock) and/or offset the potential cash payment in excess of the principal amount of the Convertible Notes that Guess may be required to make (if the conversions of the Convertible Notes and the hedges are settled, in whole or in part, using cash) in the event that the market value per share of Guess Common Stock, as measured under the hedges at the time of exercise, is greater than the exercise price of the call options purchased by Guess in the hedges. The warrant transactions provide the financial counterparties with warrants to purchase shares of Guess Common Stock, the value of which depends on the price of Guess Common Stock exceeding the strike price of the warrants and were intended to reduce the cost of purchasing the hedges.

Prior to November 15, 2027, the Convertible Notes are convertible only upon the occurrence of certain events and during certain periods, and thereafter, the Convertible Notes are convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date of the Convertible Notes. If Guess undergoes a “fundamental change,” as defined in the Convertible Notes Indenture, subject to certain conditions, holders of the Convertible Notes may require Guess to purchase for cash all or any portion of their Convertible Notes. The Merger is expected to constitute a “fundamental change.” The fundamental change purchase price of the Convertible Notes is 100% of the principal amount of the Convertible Notes to be purchased plus any accrued and unpaid interest up to but excluding the fundamental change purchase date.

In addition, under the terms of the Convertible Notes, upon the consummation of certain types of mergers, take-private transactions or certain other events involving Guess (including the Merger), holders of the Convertible Notes would be entitled to convert their notes at a higher conversion rate if the value of the consideration in such transaction equals or exceeds the stock price in the first column of the table set forth in Section 5.07(A) of the Convertible Notes Indenture (as such price has been adjusted from time to time, the “Make-whole Floor Price”). The Make-whole Floor Price is calculable without need for any assumptions, other than as to whether Guess would pay any dividends in excess of the Dividend Limitation. Assuming Guess would not pay any regular quarterly dividends in excess of the Dividend Limitation after August 12, 2025, the Make-whole Floor Price after giving effect to any and all adjustments prior to August 12, 2025 is approximately $16.77.

If holders of the Convertible Notes elect to convert or put their Convertible Notes in these circumstances or otherwise under the terms of the Convertible Notes, a portion of the note hedges corresponding to the portion of the Convertible Notes that are converted shall be exercised or that are put shall be terminated. In the event of such termination, each note hedge counterparty will determine the amount of a fair termination value owed to Guess under its note hedge in accordance with the termination provisions of its note hedge, unless otherwise agreed by the parties.

The warrant transactions may be subject to adjustments as a result of the announcement of certain mergers, take-private transactions or certain other events involving Guess (including the Merger) and would be subject to termination upon consummation of certain mergers, take-private transactions or certain other events involving Guess (including the Merger), consistent with the terminations of the note hedges described above.

Each of the note hedge and warrant counterparties may, each acting separately, determine such additional adjustments and value owed upon termination or cancellation in respect of such options and warrants, respectively, including on or following consummation or abandonment of the Merger. All actions or exercises of judgment by each counterparty in their roles of calculation agent, hedging party or determining party under the Call Spread Overlay generally must be performed in good faith and a commercially reasonable manner. As a result, the final amount owed to or paid by Guess in respect of the Call Spread Overlay will be determined by negotiation on or following consummation or abandonment of the Merger.

The following summary of the CNCSO Calculations does not purport to be a complete description of the CNCSO Calculations. The values resulting from any particular calculation included in the CNCSO Calculations are typically derived all or in part from model prices, external sources, and market data (which may be generated internally), and may be based on certain assumptions, all of which are subject to change, and are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the CNCSO Calculations. Matthews South made no guarantee or warranty as to the reasonableness of the assumptions or the accuracy and completeness of the valuation methodologies, models, market data, or pricing sources (internal and/or external), and the values resulting from any particular calculation included in the CNCSO Calculations should not be relied upon as such. Matthews South expressly disclaimed any responsibility or liability for any such information. The CNCSO Calculations do not purport to be appraisals, opinions, or recommendations, nor do they provide any tax, accounting or legal advice, nor do they necessarily reflect the prices at which securities or instruments actually may be sold or purchased.

The following summary is intended to inform Guess’ stockholders of the potential financial and contractual consequences of the Merger on the Convertible Notes and the Call Spread Overlay, including the possible effects on conversion rights, repurchase obligations and related hedging arrangements, and neither the foregoing summary, nor the CNCSO Calculations, constitute a recommendation to any Guess stockholder as to how any such Guess stockholder should vote with respect to the Transactions or act on any matter relating to the Transactions.

Summary of the August 12 CNCSO Calculations

Set forth below is a summary of the August 12 CNCSO Calculations provided to the Special Committee on August 12, 2025 (the “August 12 CNCSO Calculations”).

The August 12 CNCSO Calculations with respect to the Make-whole Floor Price were based on historical dividend payments made by Guess.

The August 12 CNCSO Calculations were based on various inputs and factors, including, but not limited to, the following:

•	A note conversion ratio of 45.8732;

•	A note conversion price of approximately $21.80;

•	A minimum Make-whole Floor Price of approximately $16.77;

•	A Closing Date of March 31, 2026;

•	No additional dividend adjustments to the Make-whole Floor Price prior to Closing;

•

In the context of a note conversion, a termination payment under the note hedges to Guess equal to the lesser of (i) a Black-Scholes value of the note hedges and (ii) a contractual cap equal to the conversion value less the synthetic adjusted issue price (as defined in the note hedge documentation);

•	In the context of an election by a holder to put their Convertible Notes, a termination payment under the note hedges equal to the Black-Scholes value of the note hedges;

•	16.14M options, approximately 21.80 hedge strike as of March 31, 2025;

•	Warrant termination value measured as of assumed announcement date of August 31, 2025;

•	A termination payment under the warrants equal to the Black-Scholes value of the warrants; and

•	For transaction prices at or above the Make-whole Floor Price, all Convertible Notes are converted; for transaction prices below the Make-whole Floor Prices, all Convertible Notes are put.

The August 12 CNCSO Calculations highlighted a potential material increase in the cost of unwinding the Convertible Notes and the Call Spread Overlay at various illustrative acquisition prices per share of Guess Common Stock above the Make-whole Floor Price under various volatility scenarios and potential transaction closing dates provided by Guess management, compared to acquisition prices below the Make-whole Floor Price.

The August 12 CNCSO Calculations included a range of illustrative aggregate note hedges and warrants termination values, as well as illustrative aggregate amounts payable between the Convertible Notes and the termination values of the Convertible Notes and the Call Spread Overlay. For volatilities ranging from 40% to 70%, the August 12 CNCSO Calculations estimated the illustrative reduction in the termination value of the note hedges and warrants to Guess resulting from an increase in the acquisition price per share of Guess Common Stock from $16.75 to $17.00 to be an amount ranging from less than $1 million to up to $39 million, and when combined with the effect of the Merger under the Convertible Notes, would have an aggregate increase in the aggregate amount owed by Guess of amounts ranging from $2 million to $42 million under the presumed assumptions.

This impact was created by certain contractual provisions in the note hedge transaction documentation that were assumed to be applicable only to acquisition transactions above the Make-whole Floor Price.

As a result, an increase to the acquisition price per share of Guess Common Stock from below to above the Make-whole Floor Price might have resulted in an increase in the aggregate cost of acquiring Guess that may be disproportionately greater than the incremental benefit that may be received by the Unaffiliated Company Stockholders from an increase in the acquisition price.

Range of Net Note Hedge Value + Warrant Value ($ in millions, negative values in parentheses)

Acquisition Price	$13.00	$16.25	$16.50	$16.75	$17.00	$17.25	$23.00
40%-70% Volatility Range	$6–$7	$11–15	$12–15	$12–16	($27)– $16	($27)– $17	($14)– $40

Range of Net Conversion Note Hedge Value + Warrant Value ($ in millions, negative values in parentheses)

Acquisition Price	$13.00	$16.25	$16.50	$16.75	$17.00	$17.25	$23.00
40%-70% Volatility Range	($346)– ($345)	($341)– ($337)	($340)– ($337)	($340)– ($336)	($382)– ($338)	($383)– ($339)	($432)– ($378)

General

Pursuant to the terms of its engagement with Matthews South, Guess has agreed to pay Matthews South a fee for its services of $300,000. Guess has also agreed to reimburse Matthews South for its expenses and to indemnify Matthews South against certain liabilities arising out of its engagement.

During the past two years, Matthews South has provided advisory services to Guess unrelated to the Merger and received fees for the rendering of these services in the amount of approximately $1.15 million. In addition, during the past two years, Matthews South has not been engaged to provide advisory or other services to Authentic, Parent, the Rolling Stockholders, or the Significant Stockholders and Matthews South has not received any compensation from such persons during such period. Matthews South may provide advisory or other services to Guess, Authentic, Parent, the Rolling Stockholders, or the Significant Stockholders in the future, and in connection with any such services Matthews South may receive compensation.

Guess engaged Matthews South to act its advisor based on Matthews South’s qualifications, experience, and reputation. Matthews South is a recognized independent advisor and regularly advises clients in connection with debt, equity, capital markets, convertibles, call spread, share repurchases capital structure overview and other purposes.

Financing of the Merger

The anticipated total consideration necessary to complete the Merger, including to pay all associated costs and expenses of the Transactions, will be approximately $1.475 billion. These amounts are expected to be funded by available cash on hand, including cash on hand of Authentic used to fund the Investor Loans (as defined below), Authentic’s existing debt financing arrangements (including securing incremental or other indebtedness permitted under such existing debt financing arrangements) and the value of the Rollover Shares.

Authentic has represented to Guess that Authentic has as of August 20, 2025, and will have as of the Condition Satisfaction Date, the financial capability and access to and/or sufficient cash or other immediately available funds to perform all of its obligations under the Merger Agreement and to consummate the Merger, including to make all payments required to be made by it, Parent, Merger Sub, or the Surviving Corporation pursuant to the Merger Agreement, including the Authentic Contribution (as defined below). The obligations of Authentic under the Merger Agreement are not subject to any condition regarding Authentic’s ability to obtain financing. There are no alternative financing plans for the Merger.

Debt Financing

ABG Intermediate Holdings 2 LLC (“ABG-2”), an indirect subsidiary of Authentic, is party to that certain First Lien Credit Agreement dated as of September 29, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Authentic Credit Agreement”), by and among ABG-2, as borrower, the lenders and other persons from time to time party thereto, and Bank of America, N.A., as administrative agent and collateral agent thereunder.

Authentic intends to secure incremental or other indebtedness permitted under the Authentic Credit Agreement to finance a portion of the consideration for the Transactions (the “Debt Financing”). Under the Authentic Credit Agreement, ABG-2 may incur incremental indebtedness in an amount not to exceed the sum of (i) 100% of its most recently reported consolidated adjusted EBITDA under the Authentic Credit Agreement plus (ii) an amount (the “Ratio Amount”) that does not result in (a) if the Debt Financing is secured on a pari passu basis with its existing term loans under the Authentic Credit Agreement, its first lien net leverage ratio exceeding 4.65:1.00 (or its first lien net leverage ratio immediately prior to such incurrence), (b) if the Debt Financing is secured on a junior basis to such existing term loans, its total net leverage ratio exceeding 6.50:1.00 (or its total net leverage ratio immediately prior to such incurrence) or (c) if the Debt Financing is unsecured, its total net leverage ratio exceeding 6.50:1.00 (or its total net leverage ratio immediately prior to such incurrence) or its fixed charge coverage ratio being less than 2.00:1.00 (or its fixed charge coverage ratio immediately prior to such incurrence). Under the Authentic Credit Agreement, ABG-2 may incur other indebtedness in an amount not to exceed the Ratio Amount.

The Debt Financing shall be conditioned on the consummation of the Merger in accordance with the Merger Agreement, as well as:

•	subject to certain limitations, the absence of a default or event of default under the Authentic Credit Agreement;

•	subject to certain limitations, the accuracy in all material respects of certain representations and warranties in the Authentic Credit Agreement; and

•	such other conditions as the lenders providing the Debt Financing may require.

Subject to certain limited exceptions, the Debt Financing may not mature earlier than February 14, 2032 (i.e. the latest maturity date of the existing term loans under the Authentic Credit Agreement). The Debt Financing is anticipated to mature at or around 7 years after incurrence and have an interest rate, at the option of the borrower, either of a base rate or Term SOFR plus a margin to be determined.

To the extent the Debt Financing constitutes secured incremental indebtedness, such Debt Financing will be secured, subject to certain exceptions, by a security interest in substantially all the tangible and intangible assets of, and equity interests in, ABG-2 and its material U.S. subsidiaries.

Rollover Shares

Concurrently with the execution and delivery of the Merger Agreement, the Rolling Stockholders and Authentic entered into the Interim Investors Agreement. In connection with the Transactions, each of the Rolling Stockholders will, directly or indirectly, contribute all of the Rollover Shares held by such Rolling Stockholders to IPCo Holdings (estimated to be valued at the equivalent of approximately $476.6 million based on the Per Share Merger Consideration of $16.75). Immediately following the consummation of the Merger and the transactions set forth in the Authentic and Investors Pre-Closing Restructuring Plan (but prior to the consummation of the Pre-Closing Restructuring), the Rolling Stockholders will collectively own, directly and indirectly, 100% of the equity interests of IPCo Holdings, which will indirectly own 100% of the equity interests of Guess. For more information regarding the terms of the Interim Investors Agreement, see the section of this Proxy Statement captioned “The Interim Investors Agreement.”

Investor Loans

The Rolling Stockholders and Authentic will cooperate in good faith to prepare and execute definitive agreements for each loan from Authentic or one of its affiliates to one or more controlled affiliates of the Investors in accordance with the Authentic & Investors Pre-Closing Restructuring Plan (such loans collectively, the “Investor Loans”) prior to the Closing on mutually agreed terms. The Investor Loans provide for initial term loans and delayed draw commitments for a term of ten years following the Closing Date, pursuant to which Authentic will provide financing to the Rolling Stockholders in connection with the closing of the Transactions. The Investor Loans will be secured by perfected security interests in certain equity interests owned by relevant borrowing entities and guarantors. Interest under the Investor Loans will be payable either at a base rate or a Term SOFR-based rate plus a margin to be determined in accordance with the provisions of the Interim Investors Agreement. The definitive agreements for the Investor Loans will include a covenant restricting certain operating activities of the holding company borrowers, a negative pledge covenant and certain other customary covenants related to other corporate actions, as well as certain customary events of default.

Pursuant to the Interim Investors Agreement, the proceeds from (i) the Investor Loans, (ii) the purchase price paid by Authentic for the Authentic Acquired IPCo Equity, (iii) the purchase price paid by Investor Holdings for the Investor Acquired IPCo Equity (if applicable), and (iv) the Deficit Amount Payoff (if applicable) will be used to fund the Merger Consideration, repay certain indebtedness of Guess, acquire the Rolling Stockholders’ equity interests in the Company IPCos, fund the acquisition by Investor Holdings of the Investor Acquired IPCo Equity (if applicable), and pay certain related transaction expenses pursuant to the terms of the Merger Agreement and the Interim Investors Agreement. Repayment of all or a portion of the Investor Loans is anticipated in connection with certain potential future transfers of equity interests of the Company IPCos by the Rolling Stockholders and the exchange of the Rolling Stockholders’ equity interests in the Company IPCos for equity interests in Authentic at various times and subject to various conditions pursuant to the Company Swiss IPCo quotaholders agreement. For more information regarding the terms of the Interim Investors Agreement and the transactions described above, see the section of this Proxy Statement captioned “The Interim Investors Agreement.”

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred by Guess in connection with the Merger and other Transactions are as follows:

Fees section	Amount
Financial advisory fees and expenses	$11,634,463
Legal, accounting, and other professional fees and expenses	$11,543,228
SEC filing fees	$70,513
Printing, proxy solicitation, and mailing costs	$369,000
Miscellaneous	$400,000

Total	$24,017,204

The estimate for legal fees set forth in this Proxy Statement does not include any amounts attributable to any existing or future litigation challenging the Merger or other Transactions. All costs and expenses incurred in connection with the preparation, negotiation, execution, and performance of the Merger Agreement and the Merger and any other Transactions, will be paid by the party incurring such expense.

Regulatory Approvals

General

Each of Guess, Authentic and Parent has agreed to cooperate with each other and use (and cause their respective subsidiaries and affiliates to use) its respective reasonable best efforts to take or cause to be taken all actions necessary or advisable on its part under the Merger Agreement and applicable laws to consummate the Transactions (including the Merger, the Phase I Restructuring and the Pre-Closing Restructuring) as promptly as practicable. These actions include submission of any necessary premerger notification and report forms and termination or expiration of all required statutory waiting periods under the HSR Act, as well as clearance or approval under the antitrust laws in Austria, Cyprus, Mexico, Poland, and Turkey, and the EU Foreign Subsidies Regulation and the submission of a briefing paper to the UK Competition and Markets Authority (“CMA”) (collectively, the “Required Regulatory Approvals”). Following the submission of the CMA briefing paper, the CMA confirmed on September 25, 2025 that it requires no further information at this stage. Further, the Merger received clearance from the requisite authorities in Austria and Poland on October 16, 2025 and October 17, 2025, respectively. A final draft of the Form FS-CO was submitted to the European Commission under the EU Foreign Subsidies Regulation on October 16, 2025.

Subject to the terms of the Merger Agreement, Authentic, Parent, and their respective affiliates are required to commit to and effect an amendment to the Pre-Closing Restructuring Plan to exclude certain Company IPCo Assets from being transferred to the Company IPCos if (and only if) (i) the exclusion of such specified Company IPCo Assets is necessary to obtain a Required Regulatory Approval and (ii) implementation of such amendment is conditioned upon the consummation of the Transactions.

The Interim Investors Agreement provides that each Rolling Stockholder and Authentic will jointly cooperate with each other in connection with any filings and notices required to be submitted by Authentic, Guess, or the Rolling Stockholders in respect of the Transactions.

In addition, subject to the terms of the Merger Agreement, Guess has agreed to (and to cause its affiliates to agree to) commit to and effect (conditioned upon the consummation of the Transactions), the sale, lease, license, divestiture or disposition of any assets, rights, intellectual property, product lines or businesses, or such other remedies, conditions, commitments, or undertakings, in each case to the extent that such action relates solely to Guess and its subsidiaries. As discussed below in the section of this Proxy Statement captioned “The Interim Investors Agreement,” pursuant to the terms of the Interim Investors Agreement, to the extent that any divestiture or other disposal of assets by Guess is required to obtain the Required Regulatory Approvals, the Rolling Stockholders will have the option to either cause Guess to retain certain Company IPCo Assets in connection with the Transactions (rather than transferring ownership to the Company IPCos) or permit such Company IPCo Assets to be divested or otherwise disposed of to a third party, and Authentic and the Rolling Stockholders agree to cooperate in good faith to modify the transaction documents as necessary to reflect the impact of such divestiture or disposal on the economic interests of Authentic and the Rolling Stockholders in connection with the Transactions.

HSR Regulatory Clearance

Under the HSR Act and the rules promulgated thereunder, the Merger cannot be completed until Guess, Authentic and Paul Marciano file Notification and Report Form filings with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) under the HSR Act and the applicable waiting periods have expired or been terminated. The DOJ or the FTC may extend the 30-day waiting periods by issuing a Request for Additional Information and Documentary Materials (also known as a “Second Request”). If either agency issues a Second Request, the waiting period is extended until 30 days after the parties substantially comply with the request. The parties made the required filings with the FTC and the DOJ on September 25, 2025, and the initial 30-day waiting periods are expected to expire at 11:59 p.m. Eastern Time on October 27, 2025.

At any time before or after consummation of the Merger, notwithstanding the termination or expiration of the waiting periods under the HSR Act, the FTC or the Antitrust Division of the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including but not limited to seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Transactions, and notwithstanding the termination of the waiting periods under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Transactions or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Other Regulatory Clearances

The Merger is also subject to receipt of regulatory approvals in certain other jurisdictions. In particular, the Merger is subject to clearance or approval under the antitrust laws in Austria, Cyprus, Mexico, Poland, and Turkey. Following the submission of a briefing paper to the UK CMA, the CMA confirmed on September 25, 2025 that it requires no further information at this stage. The Merger is also subject to approval by the European Commission under the EU Foreign Subsidies Regulation (Regulation EU 2022/2560).

In each case, the Merger cannot be completed until the parties obtain clearance or approval to consummate the Merger or the applicable waiting periods have expired or been terminated unless the condition is waived. The parties made the filings with the applicable regulatory authorities in Austria, Cyprus, Mexico, Poland, Turkey and the United Kingdom on September 17, 2025, September 19, 2025, September 18, 2025, September 23, 2025, September 26, 2025 and September 16, 2025, respectively, and filed the first draft of the Form FS-CO with the European Commission under the EU Foreign Subsidies Regulation on September 19, 2025. The Merger received clearance from the requisite authorities in Austria and Poland on October 16, 2025 and October 17, 2025, respectively. A final draft of the Form FS-CO was submitted to the European Commission under the EU Foreign Subsidies Regulation on October 16, 2025.

Effective Time of the Merger

The Closing will take place on the fifth business day following the Condition Satisfaction Date, subject to the satisfaction or waiver of the conditions to Closing (described in the section of this Proxy Statement captioned “The Merger Agreement—Conditions to the Closing”) (to the extent permitted under applicable law and the Merger Agreement) other than those conditions that by their nature are to be satisfied at the Closing (but subject to the satisfaction or waiver of those conditions), unless otherwise agreed in writing by Guess, Authentic, Parent, and Merger Sub. As promptly as practicable, but on the Closing Date, Guess, Authentic, Parent, and Merger Sub will cause the Merger to be consummated by filing all necessary documentation, including a certificate of merger, and the Merger will become effective as of the time that the certificate of merger has been duly filed with and accepted by the Secretary of State of the State of Delaware (or at such later date and time as may be agreed by the parties in writing and specified in the certificate of merger).

Payment of Merger Consideration

At the Effective Time, each share of Guess Common Stock, other than Excluded Shares (including Rollover Shares) and Dissenting Shares, issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Per Share Merger Consideration, and will cease to be outstanding, will be cancelled and will cease to exist, and the holders of such shares of Guess Common Stock will cease to have any rights with respect to their shares of Guess Common Stock other than the right to receive the Per Share Merger Consideration.

Prior to the Effective Time, Authentic will select a paying agent that is subject to approval by Guess (the “Paying Agent”) prior to the Closing, as part of the Authentic Contribution (as defined below), Authentic will deposit, or cause to be deposited, with (i) the Paying Agent, an amount in cash in immediately available funds sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments of the Per Share Merger Consideration to holders of (a) shares of Guess Common Stock so entitled, (b) any Guess equity awards not received in respect of the holder’s status as an employee of Guess or any of its subsidiaries and (ii) Parent or the Surviving Corporation, an amount in cash in immediately available funds sufficient in the aggregate to provide all funds necessary for Parent or the Surviving Corporation to make payments in respect of the Guess equity awards held by employees of Guess or any of its subsidiaries (such aggregate amount of clauses (i) and (ii), the “Merger Consideration” and such cash, the “Exchange Fund”). The Paying Agent will pay and deliver, out of the Exchange Fund, as promptly as practicable to each holder as of immediately prior to the Effective Time, an amount in cash in immediately available funds (after giving effect to any required tax withholdings) the

Per Share Merger Consideration such holders are entitled to receive as a result of the Merger upon the surrender of book-entry shares of Guess Common Stock or certificates representing the shares of Guess Common Stock, subject to the procedures discussed below.

As promptly as practicable after the Effective Time (but in any event within three business days thereafter), Parent will cause the Paying Agent to mail or otherwise provide each holder of record of shares of Guess Common Stock entitled to receive the Per Share Merger Consideration that are certificates or book-entry shares of Guess Common Stock not held, directly or indirectly, through DTC notice advising such holders of the effectiveness of the Merger (which will be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such book-entry shares of Guess Common Stock or such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request pursuant to the terms and conditions of the paying agent agreement), as applicable, and instructions for effecting the surrender of the certificates or such book-entry shares of Guess Common Stock to the Paying Agent in exchange for the Per Share Merger Consideration that such holder is entitled to receive as a result of the Merger.

If any portion of the Exchange Fund (including all interest and the other income resulting from any investments thereof) remains unclaimed by the holders of shares of Guess Common Stock for twelve months from and after the Closing Date, such portion of the Exchange Fund that remains will be delivered by the Paying Agent to Parent or the Surviving Corporation, as determined by Parent. Thereafter, any holders of shares of Guess Common Stock who have not surrendered their certificates (or affidavits of loss in lieu thereof) or book-entry shares of Guess Common Stock will be entitled to look only to Parent or the Surviving Corporation with respect to payment of the Per Share Merger Consideration subject to applicable tax withholdings.

Provisions for Unaffiliated Company Stockholders

No provision has been made to grant Guess’ stockholders access to the corporate files of Guess or any other party to the Merger or to obtain counsel or appraisal services at the expense of Guess or any other such party.

Accounting Treatment

The assets acquired and liabilities assumed in the Merger and other Transactions will be recorded at fair value in accordance with Accounting Standards Codification 805, “Business Combinations.”

Transaction Litigation

As of the date of this Proxy Statement, there are no pending lawsuits challenging the Merger. Guess has received three demand letters from purported Guess stockholders alleging deficiencies or omissions in the preliminary proxy statement filed by Guess on October 3, 2025. The demand letters seek additional disclosures to remedy these purported deficiencies. In addition, Guess has received a demand for books and records pursuant to Section 220 of the DGCL to purportedly investigate the Merger and related matters.

Potential plaintiffs may file lawsuits challenging the Merger. Additional demand letters relating to the Merger may also be received and/or filed in the future. The outcome of any future litigation is uncertain.

THE MERGER AGREEMENT

Summary of the Merger Agreement

The following describes the material provisions of the Merger Agreement, which is attached as Annex A to this Proxy Statement and which is incorporated by reference within this Proxy Statement in its entirety. The descriptions in this section and elsewhere in this Proxy Statement are qualified in their entirety by reference to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. You are encouraged to read carefully the Merger Agreement in its entirety before making any decisions regarding the Merger because it is the principal document governing the Merger.

In reviewing the Merger Agreement, please remember that it is included to provide you with information regarding its terms. The Merger Agreement contains representations and warranties by each party to the Merger Agreement. These representations and warranties were (i) made for the benefit of the other parties to the Merger Agreement and as of specified dates, (ii) in the case of representations and warranties made by Guess, qualified by matters disclosed in Guess’ filings with the SEC on or after January 1, 2022 and at least one business day prior to the date of the Merger Agreement (excluding any disclosures in the “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements,” or “Quantitative and Qualitative Disclosures About Market Risk” sections thereof to the extent they are predictive, cautionary, or forward-looking in nature) and information contained in a confidential disclosure schedule that Guess provided to Parent and Authentic, and Authentic provided to Guess, respectively, in connection with entry into the Merger Agreement and (iii) made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing matters of fact and may be subject to standards of materiality applicable to the parties to the Merger Agreement that differ from those applicable to Guess’ investors or security holders.

Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. The representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this Proxy Statement and in the documents incorporated by reference within this Proxy Statement. See the section of this Proxy Statement captioned “Where You Can Find More Information.”

Phase I Restructuring and Pre-Closing Restructuring

Prior to the Condition Satisfaction Date, Guess will, and will cause each of its affiliates to, in a manner reasonably acceptable to Authentic, effect certain actions specified in the Merger Agreement and any other actions reasonably requested by Authentic that, in Guess’ reasonable judgment, would not impede, delay, or impair the Condition Satisfaction Date or the Closing or create any material liability or material obligation for Guess and its subsidiaries (taken as a whole) (such steps and actions, the “Phase I Restructuring”). Pursuant to such Phase I Restructuring, among other things, Guess will cause the formation of certain entities and the making of certain ministerial filings.

Prior to the Effective Time, but subject to the occurrence of the Condition Satisfaction Date, Parent and Guess will, and will cause each of their applicable affiliates to, effect certain transactions as provided in the Merger Agreement, which transactions may be amended by Authentic but not in any manner that the Special Committee determines in good faith would be reasonably expected to materially delay, impair or impede the Closing or would result in Guess violating applicable law (the “Pre-Closing Restructuring”). Pursuant to the Pre-Closing Restructuring, among other things, (i) all of the Company IPCo Assets (as defined below) will be contractually conveyed, transferred, assigned, delivered to and assumed by the Company Swiss IPCo and the Company US IPCo and (ii) on the Condition Satisfaction Date, Authentic will transfer all of the issued and outstanding equity interests of Parent (and indirectly through ownership of Parent, Merger Sub) (the “Parent Equity Interests”) to a Delaware company to be formed by one or more of the Rolling Stockholders or any of their affiliates (“IPCo Holdings”) and, pursuant to the terms of the Voting Agreement, IPCo Holdings shall irrevocably accept all of the Parent Equity Interests for no consideration (the “Parent Equity Transfer”).

For purposes of the Merger Agreement, “Company IPCo Assets” means, other than certain excluded assets, all of the rights, title, and interests owned by Guess or any of its subsidiaries or affiliates (i) in or to the intellectual property of Guess together with (a) all existing rights of any kind whatsoever of Guess, its subsidiaries and its affiliates accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions, and otherwise throughout the world, (b) any and all royalties, fees, income, payments, and other proceeds due or payable with respect to any and all of the foregoing, and (c) any and all claims and causes of action held by Guess, its subsidiaries and its affiliates, with respect to any of the foregoing, whether accruing before, on or after August 20, 2025, including all rights to and claims for damages and other legal and equitable relief for past, present and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages, (ii) to the extent within Guess’ or its subsidiaries’ or affiliates’ possession or control, all original chain of title documents, prosecution and opposition histories, copies of all records, documents, reports, analyses and other writings, whether in hard copy or electronic, to the extent related to the intellectual property of Guess that is not an excluded asset, and (iii) all rights of Guess and its subsidiaries or affiliates under contracts specified in the Merger Agreement.

On the date on which the Closing occurs (the “Closing Date”), following the consummation of the Phase I Restructuring and the Pre-Closing Restructuring (the step plans with respect thereto, the “Pre-Closing Restructuring Plan”) and immediately prior to the Effective Time, Authentic (or its designee(s)) will purchase and acquire from Guess (or its applicable affiliate) all right, title, and interest in (i) at least 51% of the issued and outstanding equity interests of the Company Swiss IPCo and (ii) at least 51% of the issued and outstanding equity interests of the Company US IPCo (such equity interests, collectively, the “Authentic Acquired IPCo Equity” and such purchase, the “Authentic Equity Purchase”).

Also, on the Closing Date, following the consummation of the Pre-Closing Restructuring Plan and immediately prior to the Effective Time, Parent may elect to cause IPCo Holdings or its designee to purchase and acquire from Guess (or its applicable affiliate) all right, title, and interest in up to 19% of (i) the issued and outstanding equity interests of the Company Swiss IPCo and (ii) the issued and outstanding equity interests of the Company US IPCo (such equity interests, collectively, the “Investor Acquired IPCo Equity” and such purchase, the “Investor Equity Purchase”).

The Merger Agreement provides that upon the valid termination of the Merger Agreement (other than a termination by Authentic pursuant to the terms of the Merger Agreement due to certain breaches of the Merger Agreement by Guess), Authentic will reimburse Guess for any reasonable and documented out-of-pocket costs and expenses (including documented and reasonable attorneys’ fees) incurred by Guess and its subsidiaries in connection with the Phase I Restructuring or the Pre-Closing Restructuring, and Authentic will indemnify and hold harmless Guess and its subsidiaries from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable and documented out-of-pocket attorneys’ fees), interest, awards, judgments, penalties, and amounts paid in settlement suffered or incurred by them in connection with any action or transaction contemplated by or taken, or refrained from being taken, in connection with the Phase I Restructuring or the Pre-Closing Restructuring, except to the extent arising from the gross negligence, willful misconduct, or fraud of such indemnified parties (as determined in a final, nonappealable judgment of a court of competent jurisdiction).

Effects of the Merger; Directors and Officers; Articles of Incorporation; Bylaws

Subject to the terms and conditions of the Merger Agreement and pursuant to the applicable provisions of the DGCL, at the Effective Time, Merger Sub will be merged with and into Guess and the separate corporate existence of Merger Sub will thereupon cease. As a result of the Merger, Guess will continue as the Surviving Corporation and as a wholly owned subsidiary of Parent immediately following the Effective Time, which following the Parent Equity Transfer will be wholly owned by one or more of the Rolling Stockholders or their affiliates.

The parties will take all necessary action such that the board of directors of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the directors of the Surviving Corporation, each to hold office until his or her or their successor has been duly elected or appointed and qualified or until his or her or their earlier death, resignation or removal pursuant to the Surviving Corporation’s certificate of incorporation, bylaws or applicable law. The officers of Guess immediately prior to the Effective Time will, from and after the Effective Time, be the officers of the Surviving Corporation, each to hold office until his or her or their successor has been duly elected or appointed and qualified or until his or her or their earlier death, resignation or removal pursuant to the Surviving Corporation’s certificate of incorporation, bylaws, or applicable law.

At the Effective Time, the certificate of incorporation of the Surviving Corporation will be amended and restated in its entirety to read substantially as provided in the Merger Agreement, until thereafter amended as provided therein or as provided by applicable law. The parties will take all necessary action such that the bylaws of the Merger Sub in effect immediately prior to the Effective Time will be the bylaws of the Surviving Corporation, until thereafter amended as provided therein or as provided by applicable law or the certificate of incorporation of the Surviving Corporation.

Closing and Effective Time of the Merger

The Closing will take place on the fifth business day following the Condition Satisfaction Date, subject to the satisfaction or waiver of the conditions to Closing (described in the section of this Proxy Statement captioned “The Merger Agreement—Conditions to the Closing”) (to the extent permitted under applicable law and the Merger Agreement) other than those conditions that by their nature are to be satisfied at the Closing (but subject to the satisfaction or waiver of those conditions), unless otherwise agreed in writing by Guess, Authentic, Parent, and Merger Sub.

Assuming receipt of required regulatory approvals and timely satisfaction of other closing conditions, including the approval by our stockholders of the Merger Proposal, we currently expect the Closing to occur in the fourth quarter of our fiscal year 2026.

The Effective Time will occur upon the certificate of merger having been duly executed and filed with the Secretary of State of the State of Delaware, or at such later date and time as may be agreed by Guess, Authentic, Parent, and Merger Sub in writing and specified in the certificate of merger.

Treatment of Capital Stock

At the Effective Time, each issued and outstanding share of Guess Common Stock, other than Excluded Shares (including Rollover Shares, as defined below) and Dissenting Shares, will be converted into the right to receive the Per Share Merger Consideration.

Each Rollover Share will not be entitled to receive the Per Share Merger Consideration and will, immediately prior to the Effective Time, be contributed (or otherwise transferred), directly or indirectly, to IPCo Holdings pursuant to the terms of the Interim Investors Agreement (as described in the section of this Proxy Statement captioned “The Interim Investors Agreement”) and will be treated as Excluded Shares.

Treatment of Guess Equity Awards

At the Effective Time:

(i)	each outstanding Company Option will fully vest and entitle the holder of such Company Option to receive, without interest, an amount in cash equal to the product of multiplying (a) the number of shares of Guess Common Stock subject to such vested Company Option as of immediately prior to the Effective Time and (b) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of Guess Common Stock subject to such Company Option;

(ii)

each outstanding Company PSU will vest as determined by the Compensation Committee in accordance with the provisions of the applicable award agreement on the basis that the Merger and Disposition constitute a “Change in Control” under the Equity Incentive Plan and entitle the holder of such Company PSU to receive, without interest, an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such vested portion of the Company PSU immediately prior to the Effective Time and (b) the Per Share Merger Consideration (except that, as to any such Company PSUs held by the Rolling Stockholders, such vested portion of the Company PSUs will be converted into the number of shares of Guess Common Stock underlying such Company PSUs immediately prior to the Effective Time and such shares will be treated as Rollover Shares);

(iii)

each outstanding Company RSU will vest and entitle the holder of such Company RSU to receive, without interest, an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such vested Company RSU immediately prior to the Effective Time and (b) the Per Share Merger Consideration (except that, as to any such Company RSUs held by the Rolling Stockholders, such Company RSUs will be converted into the number of shares of Guess Common Stock underlying such Company RSUs immediately prior to the Effective Time and such shares will be treated as Rollover Shares); and

(iv)

each outstanding Company RSA will vest and entitle the holder of such Company RSA to receive, without interest, an amount in cash equal to the product obtained by multiplying (a) the number of shares of Guess Common Stock subject to such vested Company RSA immediately prior to the Effective Time and (b) the Per Share Merger Consideration (except that, as to any such Company RSAs held by the Rolling Stockholders, such Company RSAs will instead be treated as Rollover Shares).

All payments made in connection with the treatment of Guess equity awards are subject to withholding taxes as required by law and, in the case of any Company PSU, Company RSU, and Company RSA, will include payment of any accrued and unpaid dividends or dividend equivalents corresponding to the award. For more information, see the section of this Proxy Statement captioned “Special Factors—Certain Effects of the Merger—Treatment of Guess Equity Awards” on page 69 above.

Authentic Contribution; Exchange Fund; Surrender and Payment Procedures

Authentic will deliver to the Paying Agent or the Surviving Corporation (as applicable for any applicable payments with respect to Guess equity awards) on or prior to the Closing, an amount of cash (the “Authentic Contribution”) that, together with any aggregate cash and cash equivalents of Guess and its subsidiaries in excess of $151,000,000 as of the Closing (“Excess Company Cash”), will be sufficient for the funding of the Debt Payoff (if any) and the payment of the Merger Consideration, pursuant to a letter of direction in the form mutually agreed among Authentic, Parent, the Rolling Stockholders, and Guess prior to the Closing, which letter of direction will provide, among other things, that, as of the Closing, the Paying Agent will use the Authentic Contribution, together with Excess Company Cash (if applicable) delivered to the Paying Agent, to fund the Debt Payoff (if any) and pay the Merger Consideration (other than any applicable payments with respect to Guess equity awards), and the Surviving Corporation will use the Authentic Contribution, together with Excess Company Cash (if applicable), to make payments in connection with applicable payments with respect to Guess equity awards.

At or prior to the Closing, as part of the Authentic Contribution, Authentic will deposit, or cause to be deposited, with (i) the Paying Agent, an amount in cash in immediately available funds sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments of the Per Share Merger Consideration to holders of (a) shares of Guess Common Stock entitled to receive the Per Share Merger Consideration, and (b) any Guess equity awards not received in respect of the holder’s status as an employee of Guess or any of its subsidiaries and (ii) Parent or the Surviving Corporation, an amount in cash in immediately available funds sufficient in the aggregate to provide all funds necessary for Parent or the Surviving Corporation to make payments in respect to Guess equity awards held by employees of Guess or any of its subsidiaries (excluding (i) any amounts due in respect of accrued and unpaid dividend equivalents or other amounts credited, in each case, in respect of any dividend or distribution with respect to equity awards, which shall be paid by the Surviving Corporation and (ii) for the avoidance of doubt, any employment, payroll or similar taxes related to such payments).

As promptly as practicable after the Effective Time (but in any event within three business days thereafter), Parent will cause the Paying Agent to mail or otherwise provide each holder of record of shares of Guess Common Stock entitled to receive the Per Share Merger Consideration that are certificated or book-entry shares not held, directly or indirectly, through DTC notice advising such holders of the effectiveness of the Merger (which will be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such book-entry shares or such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request pursuant to the terms and conditions of the paying agent agreement), as applicable, and instructions for effecting the surrender of the certificates or such book-entry shares to the Paying Agent in exchange for the Per Share Merger Consideration that such holder is entitled to receive as a result of the Merger.

If any cash deposited with the Paying Agent remains undistributed one year after the Closing Date, such funds will be delivered to Parent or the Surviving Corporation, as determined by Parent. Any holder of shares of Guess Common Stock who has not, as of such time, complied with the procedures, materials and instructions to receive the Per Share Merger Consideration for each of its shares of Guess Common Stock will thereafter look only to Parent or the Surviving Corporation as a general creditor thereof for such payments (after giving effect to any required tax withholdings in respect thereof).

Each of Parent, the Surviving Corporation, Guess, and the Paying Agent (and any of their respective affiliates) will be entitled to deduct and withhold from the consideration otherwise payable in connection with the Merger Agreement to any person such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable tax law.

Representations and Warranties

Representations and Warranties of Guess

In the Merger Agreement, Guess made representations and warranties to Authentic, Parent, and Merger Sub that are subject to exceptions and qualifications contained in the Merger Agreement, in Guess’ confidential disclosure schedule delivered to Parent and Authentic in connection with execution of the Merger Agreement and in certain reports filed with the SEC and, in many cases, materiality and other qualifiers. Guess’ representations and warranties relate to, among other things:

•	its due incorporation, valid existence, good standing and authority to carry on Guess’ business;

•

its capitalization, including the number of authorized and outstanding shares of Guess Common Stock and the number of outstanding Company Options, Company PSUs, Company RSAs, and Company RSUs, and certain matters relating to the Convertible Notes Indenture, Convertible Hedge Call Options, and Convertible Hedge Warrants (each as defined below), and ownership of its subsidiaries;

•	its requisite corporate power and authority to execute and deliver the Merger Agreement, perform its obligations thereunder and consummate the Transactions;

•	the receipt by the Special Committee of a fairness opinion from Solomon;

•

that the Special Committee has recommended to the Guess Board that it approve and declare advisable the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition and recommend that the holders of Guess Common Stock adopt the Merger Agreement and approve the Disposition (the “Special Committee Recommendation”);

•

that the Guess Board, at a meeting at which all directors other than those who are Rolling Stockholders were present, upon the unanimous recommendation of the Special Committee, has approved the Merger Agreement, the Voting Agreement, and the Transactions, including the Merger and Disposition, and resolved to recommend that the holders of Guess Common Stock adopt the Merger Agreement and approve the Disposition (the “Guess Board Recommendation”), and that the Guess Board has directed that the Merger Agreement, including the Merger and Disposition, be submitted to the holders of Guess Common Stock for their approval and adoption, as applicable, at any meeting of Guess’ stockholders;

•	the required actions by or in respect of, and filings with, governmental authorities in connection with the Merger and the Merger Agreement;

•

its execution, delivery, and performance under the Merger Agreement, and whether such execution, delivery and performance would violate, or conflict with, any of Guess’ organizational documents or applicable law, or would violate, conflict, constitute a default, result in a right of termination or acceleration, or require any consent or the provision of notice pursuant to certain material contracts;

•	its compliance with various laws and regulations, including various anti-bribery, sanctions and international trade control, and forced labor laws;

•	its SEC filings since January 1, 2022 and the financial statements included in such SEC filings;

•	matters relating to Guess’ disclosure controls and procedures and internal control over financial reporting;

•	the absence of certain undisclosed liabilities;

•	the absence of certain legal actions, proceedings, and government investigations against Guess or any of its subsidiaries;

•

the conduct of its business and the absence of certain changes, including that since February 1, 2025 through August 20, 2025, there has not occurred any event, change, development, circumstance, fact, or effect that has had a Material Adverse Effect (as described below) on Guess;

•	certain matters relating to material contracts of Guess;

•	certain matters relating to Guess’ top customers, top suppliers, and top licensees;

•	certain labor and employment and employee benefits matters relating to Guess and its subsidiaries;

•	certain environmental matters relating to Guess and its subsidiaries;

•	certain tax matters relating to Guess and its subsidiaries;

•	certain real property matters relating to Guess and its subsidiaries;

•	matters relating to the title to, and sufficiency of, Guess’ and its subsidiaries’ tangible properties and assets;

•	certain intellectual property matters relating to Guess and its subsidiaries;

•	certain data privacy and cybersecurity matters relating to Guess and its subsidiaries;

•	matters relating to Guess’ and its subsidiaries’ insurance policies;

•	matters relating to the title to, and sufficiency of, Guess and its subsidiaries to the Company IPCo Assets;

•	matters relating to the applicability of takeover statutes to the Merger Agreement;

•	the absence of any undisclosed brokerage fees, commissions or finder fees in connection with the Transactions; and

•	its non-reliance on any representations and warranties from Authentic, Parent, and Merger Sub not contained in the Merger Agreement.

Materiality Standards. Many of the representations and warranties in the Merger Agreement made by Guess are qualified by a materiality or “Material Adverse Effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a Material Adverse Effect on Guess and its subsidiaries, taken as a whole).

For purposes of the Merger Agreement, “Material Adverse Effect” means any event, change, development, circumstance, fact, or effect (each, an “Effect”) that, individually or in the aggregate (i) is, has or would reasonably be expected to have a material adverse effect on the business, financial condition, or results of operations of Guess and its subsidiaries, taken as a whole, or (ii) is or would reasonably be expected to materially delay, materially impair or prevent the consummation of the Transactions, including the Merger, by Guess, excluding any Effect arising out of or resulting from any of the following, either individually or in the aggregate:

•

effects that are the result of factors generally affecting the U.S. or global economy, credit, capital, securities or financial markets or political, geopolitical, regulatory, or business conditions, including any changes in currency exchange rates, credit availability and liquidity, trading volumes, monetary policy, tariff policy, or inflation (but any incremental disproportionate Effects may be taken into consideration when determining whether a Material Adverse Effect has occurred to the extent such Effects disproportionately impacted Guess and its subsidiaries (taken as a whole) relative to other companies of similar size operating in the same industry);

•

effects that are the result of factors generally affecting the industries in which Guess or any of its subsidiaries operate (but any incremental disproportionate Effects may be taken into consideration when determining whether a Material Adverse Effect has occurred to the extent such Effects disproportionately impacted Guess and its subsidiaries (taken as a whole) relative to other companies of similar size operating in the same industry);

•

changes or proposed changes in GAAP or other accounting standards or in any applicable law (or the enforcement or interpretation of any of the foregoing), including changes in tariff rates or the imposition of tariffs (but any incremental disproportionate Effects may be taken into consideration when determining whether a Material Adverse Effect has occurred to the extent such Effects disproportionately impacted Guess and its subsidiaries (taken as a whole) relative to other companies of similar size operating in the same industry);

•

any failure by Guess and its subsidiaries to meet (i) any public estimates or expectations of Guess’ revenue, earnings or other financial performance or results of operations for any period; or (ii) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations; provided that any Effect underlying such failure may, if not otherwise excluded from being taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur, be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur;

•

any acts of war (whether or not declared), outbreak of hostilities, sabotage, riots, demonstrations, public disorders, terrorism (including cyber-terrorism) or military actions, any weather event or natural disaster, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires, or other natural or man-made disasters and other force majeure event or any outbreak of a pandemic or disease, including any escalation or general worsening of any such events or occurrences or any action, law, pronouncement or guideline taken or promulgated by any governmental entity in response to any of the foregoing (but any incremental disproportionate Effects may be taken into consideration when determining whether a Material Adverse Effect has occurred to the extent such Effects disproportionately impacted Guess and its subsidiaries (taken as a whole) relative to other companies of similar size operating in the same industry);

•

the taking of any action specifically required by, or the failure to take any action specifically prohibited by, the Merger Agreement (excluding any obligation of Guess or its subsidiaries to take or not take such actions pursuant to the Merger Agreement or any other transaction document) or upon Authentic’s, Parent’s or their respective affiliates’ written request;

•	the availability or cost of equity, debt or other financing to Authentic, Parent, or Merger Sub;

•	any stockholder litigation relating to the Merger Agreement, the Merger or the other Transactions or any alternative transactions following August 20, 2025 and prior to the Effective Time;

•

Effects that are the result of the execution and delivery of the Merger Agreement and the other transaction documents, the consummation of the Merger or the other Transactions or the public announcement of any of the foregoing, including the impact thereof on the relationships, contractual or otherwise, of Guess and its subsidiaries with employees, suppliers, customers, lessors, partners, joint venturers, vendors, regulators, governmental entities, or any other third person (except that this exception does not apply to any representation or warranty contained in the Merger Agreement to the extent such representation and warranty expressly relates to any such Effect);

•	Effects that are the result of the Phase I Restructuring or Pre-Closing Restructuring; or

•

a change in the market price or trading volume of the shares of Guess Common Stock on the NYSE or any change in the credit rating of Guess or any of its securities (but the Effect underlying such change in the market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur).

Representations and Warranties of Parent and Merger Sub

The Merger Agreement also contains customary representations and warranties made by Parent and Merger Sub that are subject to exceptions and qualifications contained in the Merger Agreement. Parent’s and Merger Sub’s representations and warranties relate to, among other things:

•	their due incorporation, valid existence, good standing, and authority;

•	Merger Sub’s capitalization, including the number of authorized and outstanding shares of common stock of Merger Sub;

•	their requisite corporate power and authority to execute and deliver the Merger Agreement, perform their obligations thereunder and consummate the Transactions;

•	the required actions by or in respect of, and filings with, governmental authorities in connection with the Merger and the Merger Agreement;

•

their execution, delivery, and performance under the Merger Agreement, and whether such execution, delivery and performance would violate, or conflict with, any of the organizational documents of Parent or Merger Sub or applicable law, or would violate, conflict, constitute a default, result in a right of termination or acceleration, or require any consent or the provision of notice pursuant to certain agreements;

•	the absence of certain legal actions, proceedings, and government investigations against Parent or Merger Sub;

•	the absence of any undisclosed brokers’ or finders’ fees or commissions in connection with the Transactions;

•	the lack of ownership by Parent and Merger Sub of any Guess Common Stock and certain matters pertaining to Section 203 of the DGCL;

•

the absence of any undisclosed agreements between Parent, Merger Sub or their affiliates, on the one hand, and any stockholder, director, officer, or employee of Guess or its subsidiaries, on the other hand, that relate to the Transactions or with respect to voting to approve the Merger or against any Superior Proposal;

•	the solvency of the Parent and its subsidiaries following the Merger; and

•	their non-reliance on any representations and warranties from Guess not contained in the Merger Agreement.

Representations and Warranties of Authentic

The Merger Agreement also contains customary representations and warranties made by Authentic that are subject to exceptions and qualifications contained in the Merger Agreement or in Authentic’s confidential disclosure schedule delivered to Guess in connection with execution of the Merger Agreement. Authentic’s representations and warranties relate to, among other things:

•	its due incorporation, valid existence, good standing, and authority;

•	its requisite corporate power and authority to execute and deliver the Merger Agreement, perform its obligations thereunder and consummate the Transactions;

•	the required actions by or in respect of, and filings with, governmental authorities in connection with the Merger and the Merger Agreement;

•

its execution, delivery, and performance under the Merger Agreement, and whether such execution, delivery and performance would violate, or conflict with, any of the organizational documents of Authentic or applicable law, or would violate, conflict, constitute a default, result in a right of termination or acceleration, or require any consent or the provision of notice pursuant to certain agreements;

•	the absence of certain legal actions, proceedings, and investigations against Authentic;

•	the absence of any undisclosed brokers’ or finders’ fees or commissions in connection with the Transactions;

•	the lack of ownership by Authentic of any Guess Common Stock and certain matters pertaining to Section 203 of the DGCL;

•

the absence of any undisclosed agreements between Authentic or its affiliates, on the one hand, and any stockholder, director, officer, or employee of Guess or its subsidiaries, on the other hand, that relate to the Transactions or with respect to voting to approve the Merger or against any Superior Proposal;

•	the solvency of Authentic and its subsidiaries following the Merger;

•

the sufficiency of funds of Authentic to perform its obligations under the Merger Agreement and consummate the Merger, and that Authentic’s obligations under the Merger Agreement are not subject to any financing contingency; and

•	its non-reliance on any representations and warranties from Guess not contained in the Merger Agreement.

Conduct of Guess’ Business During the Pendency of the Merger

Under the Merger Agreement, except as approved in writing by Authentic (which approval will not be unreasonably withheld, conditioned or delayed), expressly required by the Merger Agreement or applicable law, or otherwise expressly permitted by the interim operating covenant in the Merger Agreement, or set forth in Guess’ confidential disclosure schedule, during the period commencing on August 20, 2025 and continuing until the earlier of the Effective Time and the valid termination of the Merger Agreement (the “Interim Period”), Guess will, and will cause each of its subsidiaries to, use commercially reasonable efforts to:

•	conduct its business in the ordinary course of business and in compliance with applicable laws;

•

maintain and preserve intact in all material respects the business of Guess and its subsidiaries, the relations and goodwill with customers, suppliers, licensors, licensees, distributors, creditors, lessors, employees, consultants, agents, and business associates; and

•

keep available, in all material respects, the services of the employees and consultants of Guess and its subsidiaries (but excluding for these purposes the Rolling Stockholders) and all other persons with which it has business relations that are material to Guess and its subsidiaries (taken as a whole).

In addition, except as approved in writing by Authentic (which approval will not be unreasonably withheld, conditioned or delayed), expressly required by the Merger Agreement or applicable law, otherwise expressly permitted by the interim operating covenant in the Merger Agreement, or set forth in Guess’ confidential disclosure schedule, during the Interim Period, Guess will not, and will cause its subsidiaries not to:

•

adopt any change in its organizational documents, other than immaterial amendments to applicable organizational documents of Guess’ subsidiaries that would not reasonably be expected to be adverse to Authentic or Parent;

•

merge or consolidate with any other person, or restructure, reorganize, or completely or partially liquidate, in each case except for any such transactions solely between or among Guess and its wholly owned subsidiaries;

•	enter into a material new line of business;

•

acquire, directly or indirectly by merger, consolidation, acquisition of stock or assets or otherwise, any business, person, properties or assets from any other person with a fair market value or purchase price in excess of $5 million in the aggregate, in each case, including any amounts or value reasonably expected to be paid in connection with a future earn-out, purchase price adjustment, release of “holdback” or similar contingent payment obligation, or that would reasonably be expected to prevent, materially delay or materially impair the ability of Guess to consummate the Transactions, other than acquisitions of inventory or assets, goods or properties or in connection with the development of stores in the ordinary course of business;

•

transfer, sell, lease, sublease, license, pledge, mortgage, assign, divest, cancel, or otherwise dispose of, or incur, permit or suffer to exist the creation of any encumbrance (other than permitted encumbrances pursuant to the Merger Agreement) upon, any properties or assets (other than intellectual property), product lines or businesses of Guess or any of its subsidiaries, subject to certain permitted exceptions;

•

issue, sell, deliver, pledge, dispose of, grant, transfer or agree or commit to issue, sell, deliver, pledge, dispose of, grant, or transfer any shares of capital stock of Guess (including Guess Common Stock) or capital stock or other equity or equity-based interests of any of its subsidiaries, securities convertible or exchangeable into or exercisable for any such shares of capital stock or other equity interests, or any options, warrants or other rights of any kind to acquire any such shares of capital stock, other equity interests or convertible or exchangeable securities, subject to certain permitted exceptions;

•

make any loans, advances, guarantees, or capital contributions to or investments in any person (other than to or from Guess and any of its subsidiaries) in excess of $2.5 million individually or $5 million in the aggregate, subject to certain permitted exceptions;

•

declare, set aside, establish a record date for, make or pay any dividend or other distribution, payable in cash, stock, property, or otherwise, with respect to any of its capital stock or other equity interests (including Guess Common Stock), except (i) for dividends or other distributions paid by any subsidiary to Guess or to any other subsidiary of Guess that are not reasonably expected to adversely impact or delay the Phase I Restructuring or the Pre-Closing Restructuring and (ii) Guess’ regular quarterly dividends that are payable to the holders of Guess Common Stock following August 20, 2025 until the Closing, payable in cash in an amount not to exceed $0.225 per share of Guess Common Stock per quarter;

•

reclassify, split, combine, subdivide or redeem, purchase, or otherwise acquire, or offer to do any of the foregoing with respect to, any of its capital stock, other equity interests or securities convertible or exchangeable into or exercisable for any shares of its capital stock or other equity interests (including with respect to Guess Common Stock), subject to certain permitted exceptions;

•

incur, assume, repurchase or prepay or guarantee or endorse or otherwise become responsible for any indebtedness for borrowed money (including the issuance of any debt securities, warrants, or other rights to acquire any debt security), subject to certain permitted exceptions;

•

make or authorize any payment of, or accrual or commitment for, capital expenditures, in excess of $10 million, except as set forth in Guess’ capital budget included in Guess’ confidential disclosure schedule;

•	enter into any contract that would have been a certain type of material contract pursuant to the Merger Agreement had it been entered into prior to the Merger Agreement;

•

terminate, fail to renew or amend, let lapse or otherwise modify or waive or assign, convey, encumber (other than with a permitted encumbrance), or otherwise transfer, in whole or in part, rights or interest pursuant to or in, any material contract, subject to certain permitted exceptions;

•	cancel, modify or waive any debts or claims held by or owed to Guess or any of its subsidiaries having in each case a value in excess of $1 million individually or $2 million in the aggregate;

•

except as would not be material to Guess and its subsidiaries, taken as a whole, adversely amend, or modify, or terminate, cancel, or let lapse any insurance policy of Guess and its subsidiaries, unless simultaneously with such termination, cancellation, or lapse replacement coverage equal to or greater than the existing coverage is in full force and effect with no gap in coverage;

•

settle, pay, discharge, or compromise any proceeding for an amount in excess of $2 million individually or $5 million in the aggregate during any calendar year, in each case, net of any reasonably expected insurance recovery and excluding amounts reflected and reserved against in the financial statements included or incorporated by reference into the most-recent reports filed by Guess with the SEC, or on a basis that would result in the imposition of any legal order that would restrict in any material respect the future activity or conduct of Guess or any of its subsidiaries or a finding or admission of a violation of law, or which would reasonably be expected to prevent, materially delay, or materially impair the consummation of the Transactions, subject to certain permitted exceptions;

•

make any material changes with respect to financial accounting policies or procedures, except to the extent required by GAAP or law (or any interpretation thereof, including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization);

•

(i) make (inconsistent with past practice), change or revoke any material tax election or change any material tax accounting method, (ii) file any material amended tax return, (iii) file any tax return in a matter materially inconsistent with the most recent past practices of Guess or its applicable subsidiary, (iv) enter into, cancel or modify any closing agreement with respect to a material amount of taxes, (v) settle or otherwise compromise any tax claim, audit, assessment or dispute with respect to a material amount of taxes (in the case of this clause (v), for an amount materially in excess of the amount reserved for taxes on the financial statements of Guess), (vi) surrender any right to claim a refund with respect to a material amount of taxes, (vii) request any material ruling with respect to taxes, (viii) agree to an extension or waiver of the statute of limitations with respect to any material taxes (in each case, other than in connection with extensions of time to file tax returns that are automatic or automatically granted or otherwise constitute ordinary course extensions), or (ix) enter into any material tax indemnification, sharing, allocation or similar agreement or arrangement (other than customary provisions under any commercial, leasing, financing, employment or other agreement entered into in the ordinary course of business no principal purpose of which relates to taxes);

•

transfer, sell, lease, sublease, license, sublicense, assign, convey or otherwise dispose of, pledge, encumber, grant a covenant not to sue or other right under, abandon, dedicate to the public, cancel, or allow to lapse or expire any Guess intellectual property, subject to certain permitted exceptions;

•

except as required by applicable law or pursuant to the terms of any Guess benefit plan in effect as of August 20, 2025, (i) materially increase in any manner the cash compensation or consulting fees, bonus opportunity, severance or termination pay of any Guess employee, (ii) become a party to, establish, adopt, amend, commence participation in, or terminate the Equity Incentive Plan, the Guess?, Inc. 2002 Employee Stock Purchase Plan or any other material Guess benefit plan, (iii) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment of any compensation or benefits under the Equity Incentive Plan or the Guess?, Inc. 2002 Employee Stock Purchase Plan, (iv) hire any Guess employee with an annual salary in excess of $1 million, or (v) terminate without cause the employment of any Guess employee with an annual salary in excess of $1 million, in each case, subject to certain permitted exceptions;

•

become a party to, establish, adopt, amend, commence participation in, negotiate, or terminate any collective bargaining agreement or other similar agreement with a labor union, works council, or similar organization, subject to certain permitted exceptions; or

•	agree, authorize, or commit to do any of the foregoing.

No Solicitation of Acquisition Proposals; Recommendation Changes

No Solicitation or Negotiation

At all times during the Interim Period, except as permitted by the Merger Agreement, Guess will not, and will cause its and its subsidiaries’ officers and directors not to, and will direct its representatives engaged in connection with the Transactions not to, directly or indirectly:

•

initiate, solicit, or propose an Acquisition Proposal (as defined below) or knowingly encourage, knowingly assist or otherwise knowingly facilitate any action that constitutes or would reasonably be expected to lead to or result in an Acquisition Proposal;

•

engage in, continue, knowingly facilitate, respond to, or otherwise participate in any discussions or negotiations relating to any Acquisition Proposal or any action that would reasonably be expected to lead to or result in an Acquisition Proposal;

•

provide or make available any non-public information or data concerning Guess or its subsidiaries or access to Guess or its subsidiaries’ properties, books and records to any third person (other than the Rolling Stockholders, Authentic, Parent, Merger Sub or any of their respective representatives or designees) in connection with any Acquisition Proposal; or

•

recommend, authorize, approve, adopt, endorse, declare advisable (or make any public statement recommending, authorizing, approving, adopting, endorsing or declaring advisable), or enter into any Alternative Acquisition Agreement (as defined below).

For purposes of the Merger Agreement, “Acquisition Proposal” means any proposal, offer, inquiry, or indication of interest (other than a proposal, offer, inquiry or indication of interest by Authentic, Parent, the Rolling Stockholders or any of their respective affiliates, together or individually, but not a proposal, offer, inquiry or indication of interest by a third person or group that requires the participation of one or more of the Rolling Stockholders) relating to (i) a merger, joint venture, partnership, exclusive license, consolidation, dissolution, liquidation, tender offer, share exchange, recapitalization, reorganization, spin-off, plan of arrangement, asset purchase, business combination, acquisition, or any other similar transaction (or series of related transactions) involving Guess or any of its subsidiaries by any third person or group or (ii) a direct or indirect acquisition, exchange, transfer or other similar transaction (or series of related transactions) by any third person or group of assets or equity securities of Guess or any of its subsidiaries, that in the case of clauses (i) or (ii), if consummated would result in any third person or group, directly or indirectly, becoming the beneficial owner of 20% or more of the: (a) total voting power of any class of equity securities of Guess or any of its subsidiaries or (b) consolidated net revenues, consolidated net income or consolidated total assets of Guess and its subsidiaries, in each case of the foregoing clauses (a) and (b) of this definition, after giving effect to the consummation of the transaction contemplated by such proposal, offer, inquiry, or indication of interest.

For purposes of the Merger Agreement, “Alternative Acquisition Agreement” means any agreement, letter of intent, term sheet memorandum of understanding, agreement in principle, or any other similar agreement or document relating to any Acquisition Proposal (other than a permitted confidentiality agreement).

During the Interim Period, Guess will promptly (but, in any event, within 24 hours) give notice to Authentic if an Acquisition Proposal or an inquiry is received by Guess, its subsidiaries, or any of their respective representatives, and thereafter will keep Authentic informed, on a reasonably current basis of the terms and conditions of any such Acquisition Proposals or inquiries and the status of any such discussions or negotiations related thereto.

No Solicitation or Negotiation Exceptions

Prior to the time the Requisite Company Vote is obtained, in response to an unsolicited, bona fide written Acquisition Proposal that: (i) is made after August 20, 2025; (ii) did not arise from a material breach with respect to the obligations outlined in the section of this Proxy Statement captioned “The Merger Agreement—No Solicitation of Acquisition Proposals; Recommendation Changes—No Solicitation or Negotiation;” and (iii) other than with respect to the first bullet below, the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with outside legal counsel and its or the Special Committee’s financial advisor, (a) constitutes or would reasonably be expected to lead to or result in a Superior Proposal (as defined below) and (b) the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, Guess may:

•

contact the person or group making such Acquisition Proposal to clarify the terms and conditions thereof or inform such person or group of the existence of Guess’ obligations under the Merger Agreement;

•

provide information and data concerning Guess and its subsidiaries and access to Guess and its subsidiaries’ properties, books and records in response to a request by a third person or group who made such an Acquisition Proposal; provided that correct and complete copies of such information or data or such access has previously been, or is promptly, made available to Authentic, and prior to providing any such information or data or access, Guess and the person or group making such Acquisition Proposal will have entered into a legally binding confidentiality agreement (i) with terms not less restrictive to such person or group than the terms in the confidentiality agreement with Authentic, other than standstill provisions, (ii) that permits Guess and its representatives to comply with the terms of the Merger Agreement and (iii) that does not contain any exclusivity or expense reimbursement provisions;

•	take any action to exempt the person or group making such Acquisition Proposal from any applicable takeover statute or otherwise cause such restrictions not to apply; and

•	engage or otherwise participate in any discussions or negotiations with any such person or group regarding such Acquisition Proposal.

For purposes of the Merger Agreement, “Superior Proposal” means a bona fide written Acquisition Proposal that did not result from a material breach of the obligations outlined herein under the section of this Proxy Statement captioned “The Merger Agreement—No Solicitation or Negotiation” made after August 20, 2025 by a third person (with references in the definition of Acquisition Proposal to 20% being deemed to be replaced with references to 50%) that the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its outside legal counsel and its or the Special Committee’s financial advisor, and after taking into account such legal, financial, regulatory, likelihood of consummation and other aspects of such proposal as the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee deems relevant, (i) is reasonably capable of being consummated in accordance with its terms and (ii) if consummated, would result in a transaction more favorable to the Unaffiliated Company Stockholders from a financial point of view than the Merger (after taking into account any revisions to the terms and conditions of the Merger Agreement proposed by Authentic in accordance with the Merger Agreement).

No Change of Recommendation

Except as permitted by the Merger Agreement, the Guess Board and the Special Committee will not:

•	fail to include the Guess Board Recommendation or the Special Committee Recommendation in this Proxy Statement;

•

withhold, withdraw, change, qualify, amend, or modify (or publicly propose or resolve to withhold, withdraw, change, qualify, amend, or modify) the Guess Board Recommendation or the Special Committee Recommendation in a manner adverse to Authentic;

•

make any recommendation in support of, or, within ten business days following its commencement, fail to recommend against, a tender or exchange offer pursuant to Rule 14d-2 of the Exchange Act that constitutes an Acquisition Proposal;

•

following the public disclosure of an Acquisition Proposal, fail to publicly reaffirm the Guess Board Recommendation or the Special Committee Recommendation within ten business days (provided that such period will be extended if the parties are in the three business day notice period mentioned below in the section of this Proxy Statement captioned “The Merger Agreement—No Change of Recommendation Exceptions” or if negotiations between the parties to the Merger Agreement are ongoing) after receipt of any written request to do so from Authentic (provided that Guess will not be required to so reaffirm more than once per Acquisition Proposal (unless the terms of such Acquisition Proposal change in any material respects and such change is publicly announced or disclosed));

•

approve, recommend, declare advisable, or publicly propose to approve any Acquisition Proposal or approve, recommend, declare advisable, or propose to enter into, any Alternative Acquisition Agreement; or

•	agree, authorize, or commit to do any of the foregoing.

Except as permitted under the Merger Agreement in connection with a Superior Proposal, the Guess Board and the Special Committee will not cause or permit Guess or any of its subsidiaries to enter into an Alternative Acquisition Agreement or agree, authorize, or commit to do so.

No Change of Recommendation Exceptions

Prior to the time the Requisite Company Vote is obtained, each of the Guess Board (acting on the recommendation of the Special Committee) and the Special Committee may in response to an unsolicited, bona fide written Acquisition Proposal that is made after August 20, 2025 and which did not result from a material breach by Guess with respect to its obligations outlined in the section of this Proxy Statement captioned “—No Solicitation of Acquisition Proposals; Recommendation Changes—No Solicitation or Negotiation,” effect a change in the Guess Board’s Recommendation or the Special Committee Recommendation (a “Change of Recommendation”) or terminate the Merger Agreement to enter into an Alternative Acquisition Agreement if and only if:

•

the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its outside legal counsel and its or the Special Committee’s financial advisor, that such Acquisition Proposal constitutes a Superior Proposal;

•

the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee has given Authentic written notice at least three business days in advance of the Change of Recommendation, which notice sets forth in writing that such action is intended and describes the basis for the Change of Recommendation or termination of the Merger Agreement to enter into an Alternative Acquisition Agreement and includes certain other information regarding such Superior Proposal;

•

during such three business day notice period, the Special Committee on behalf of Guess has, and has caused its representatives to, if requested by Authentic, negotiate in good faith with Authentic, including providing Authentic the opportunity to make a presentation to the Guess Board and the Special Committee regarding the Merger Agreement and, to the extent applicable, any proposed revisions to the Merger Agreement in response to such Acquisition Proposal; and

•

at the end of the three business day notice period, the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its outside legal counsel and its or the Special Committee’s financial advisor (and taking into account any adjustment or modification of the terms of the Merger Agreement to which Authentic has irrevocably and in writing agreed to make), that the Acquisition Proposal continues to be a Superior Proposal and, after consultation with its outside legal counsel, that the failure to effect a Change of Recommendation would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Any material amendment or modification to any Acquisition Proposal will require a new notice to Authentic and the three business day notice period will be extended by an additional two business days from the date of receipt of such new notice.

Prior to the time the Requisite Company Vote is obtained, each of the Guess Board (acting on the recommendation of the Special Committee) and the Special Committee may make a Change of Recommendation in respect of an Intervening Event (as defined below) if and only if:

•

the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its outside legal counsel and its or the Special Committee’s financial advisor, that the failure to make a Change of Recommendation in response to such Intervening Event would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law;

•

the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee has given Authentic written notice at least three business days in advance of the Change of Recommendation, which notice sets forth in writing that such action is intended and describes the basis for the Change of Recommendation;

•

during such three business day notice period, the Special Committee on behalf of Guess has, and has caused its representatives to, if requested by Authentic, negotiate in good faith with Authentic, including providing Authentic the opportunity to make a presentation to the Guess Board and the Special Committee regarding the Merger Agreement and, to the extent applicable, any proposed revisions to revise the Merger Agreement in response to such Intervening Event; and

•

at the end of the three business day notice period, the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its outside legal counsel and its or the Special Committee’s financial advisor (and taking into account any adjustment or modification of the terms of the Merger Agreement to which Authentic has irrevocably and in writing agreed to make), that the failure to effect a Change of Recommendation in response to such Intervening Event would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

For purposes of the Merger Agreement, “Intervening Event” means an Effect (other than any Effect resulting from a material breach of the Merger Agreement by Guess) that (i) becomes actually known to the Special Committee after the execution and delivery of the Merger Agreement and any time prior to the time the Requisite Company Vote is obtained and (ii) was not reasonably foreseeable (with respect to substance or timing) by the Special Committee as of or prior to the execution and delivery of the Merger Agreement; provided that: (a) any Effect that is the result of factors generally affecting the industries in which Guess and its subsidiaries operate, in the geographic markets in which they operate or where their products or services are sold or sourced, (b) any Effect that involves or relates to an Acquisition Proposal or a Superior Proposal or any inquiry or communications or matters relating thereto, (c) the fact, in and of itself, that Guess meets or exceeds any internal or analysts’ expectations or projections, (d) any changes or lack thereof, in and of themselves, after August 20, 2025 in the market price or trading volume of the shares of Guess Common Stock, or (e) any failure to obtain any Required Regulatory Approvals, individually or in the aggregate, will not be deemed to constitute an Intervening Event.

Standstill Provisions

During the Interim Period, Guess will not terminate, amend, or otherwise modify or waive any provision of any confidentiality, “standstill” or similar agreement to which Guess or any of its subsidiaries is a party and will enforce, to the fullest extent permitted under applicable law, the provisions of any such agreement.

Conduct of Rolling Stockholders

For purposes of the Merger Agreement, the Rolling Stockholders (but excluding the Chief Executive Officer of Guess when acting in such capacity) will not, for purposes of the obligations described under the section of this Proxy Statement captioned “—No Solicitation of Acquisition Proposals; Recommendation Changes” be deemed to be officers, directors or representatives of Guess or its subsidiaries unless they are acting at the direction of the Special Committee.

Directors’ and Officers’ Indemnification and Insurance

Prior to the Effective Time, Guess will use commercially reasonable efforts to obtain and fully pay the premium for “tail” insurance policies for the extension of the directors’ and officers’ liability and fiduciary coverage of Guess’ existing directors’ and officers’ insurance policies (the “D&O Insurance”), in each case for claims reporting or discovery period of six years from and after the Effective Time with respect to any claim related to matters existing or occurring at or prior to the Effective Time (including covering the Merger and the other Transactions and the process leading thereto) from Guess’ D&O Insurance carrier as of August 20, 2025, or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions, and limits of liability that are at least as favorable to the insureds as Guess’ existing policies, subject to a cap of 300% of the current aggregate annual premium paid by Guess in respect of such coverage. Authentic, Parent, and IPCo Holdings will maintain such “tail” insurance policies (or if they are not obtained, the D&O Insurance in place as of August 20, 2025) for six years from and after the Effective Time.

From and after the Effective Time, Authentic, Parent, and IPCo Holdings will, and will cause the Surviving Corporation to, to the fullest extent that Guess would have been permitted under Guess’ organizational documents and applicable law in effect as of August 20, 2025, (i) indemnify, defend, and hold harmless the current and former directors and officers of Guess or any of its subsidiaries, including those persons serving or having served at the request of Guess as a director, officer, manager, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans (collectively, the “Indemnified Parties”) (acting in their capacities as such or as employees or agents of Guess or any of its subsidiaries) against any reasonable and documented costs or expenses (including reasonable and documented attorneys’ fees), judgments, fines, losses, claims, damages, amounts paid in settlement, penalties, or liabilities incurred in connection with, arising out of or otherwise related to any actual or threatened legal proceeding arising out of, related to or in connection with matters existing or any action or omission occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matter relating to the Merger and the other Transactions and the process leading thereto, the Phase I Restructuring, the Pre-Closing Restructuring, and any proceeding relating in whole or in part to the enforcement of this provision under the Merger Agreement or any other indemnification or advancement right of any Indemnified Party) and (ii) advance reasonable, documented out-of-pocket expenses as incurred in connection with any such proceeding (upon receipt from such Indemnified Party of a request therefor, accompanied by invoices or other relevant documentation); provided that, solely to the extent required by law, any person to whom expenses are so advanced provides an undertaking to repay such advances if it is ultimately determined by final adjudication by the courts identified in the Merger Agreement that such person is not entitled to be indemnified in connection with such proceeding as authorized by the DGCL.

During the six years from and after the Effective Time, Authentic, Parent, and IPCo Holdings will cause the Surviving Corporation to maintain in effect the exculpation, indemnification and advancement of expenses provisions of Guess’ and any of its subsidiary’s organizational documents in effect as of August 20, 2025, and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were Indemnified Parties; provided, further, that all rights to indemnification and advancement in respect of any legal proceeding pending or asserted or any claim made within such period will continue until the disposition of such legal proceeding or resolution of such claim.

Other Covenants and Agreements

Proxy Statement; Schedule 13E-3. The Merger Agreement requires Guess to prepare and file with the SEC, as promptly as practicable after August 20, 2025, but in any event within 30 business days after August 20, 2025, a proxy statement in preliminary form relating to the Special Meeting, which will include the Guess Board Recommendation and the Special Committee Recommendation (except in the case of a Change of Recommendation pursuant to the Merger Agreement). Guess, Authentic and Parent will cooperate to, concurrently with the preparation and filing of this Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 relating to the Merger.

The Special Meeting. The Merger Agreement requires Guess to, in accordance with applicable law and its organizational documents, take all action necessary to (i) duly convene, give notice of, and hold the Special Meeting as promptly as reasonably practicable following (but in any event within 45 days following) the completion of the mailing of the definitive Proxy Statement and the Schedule 13E-3 to Guess’ stockholders, (ii) cause a vote regarding the adoption of the Merger Agreement and approval of the Disposition to be taken thereat, (iii) solicit from its stockholders proxies and votes in favor of the adoption of the Merger Agreement and approval of the Disposition and secure the Requisite Company Vote, and (iv) seek advisory approval of a proposal in connection with a non-binding, advisory vote to approve certain compensation that may become payable to Guess’ named executive officers in connection with the consummation of the Merger.

Antitrust and Foreign Antitrust Approvals. Guess, Authentic and Parent are required to cooperate with each other and use (and cause their respective subsidiaries and their respective affiliates to use) their respective reasonable best efforts to take or cause to be taken all actions necessary or advisable on its part under the Merger Agreement and applicable laws to consummate the Transactions (including the Phase I Restructuring and Pre-Closing Restructuring) as promptly as practicable after August 20, 2025, including preparing and delivering or submitting filings, notices and documentation to effect the expirations of all statutory waiting periods under applicable antitrust laws, including under the HSR Act and the Regulation (EU) 2022/2560 of the European Parliament and of the Council of 14 December 2022 on foreign subsidies distorting the internal market, as promptly as practicable after August 20, 2025. Notwithstanding the foregoing, none of Guess, Authentic, Parent, or any of their respective affiliates will be required to, and Guess and its affiliates may not without Authentic’s prior written consent, negotiate, agree to, commit to, or otherwise effect any divestiture or any other remedy, condition, commitment or undertaking of any kind; except that Authentic, Parent, and their respective affiliates will be required to offer, negotiate, agree to, commit or effect an amendment to the Pre-Closing Restructuring Plan to exclude certain Company IPCo Assets from being transferred to the Company Swiss IPCo and the Company US IPCo if (and only if) (i) the exclusion of such specified Company IPCo Assets is necessary to obtain a Required Regulatory Approval and (ii) implementation of such amendment is conditioned upon the consummation of the other Transactions. Guess will, and will cause its affiliates to, if requested by Authentic, offer, negotiate, agree to, commit to, or otherwise effect any divestiture or other remedy, condition, commitment or undertaking of any kind to the extent that such action relates solely to Guess and its subsidiaries and is conditioned upon the consummation of the Transactions.

Access to Information; Confidentiality. The Merger Agreement requires Guess to (and to cause its subsidiaries to), upon reasonable prior written notice (and in any event not less than one business day’s notice), during normal business hours, afford Authentic and its representatives reasonable access during the Interim

Period to its employees, representatives, properties, offices and other facilities, contracts, books and records, in each case, for purposes of consummating the Merger and the other Transactions, and, during such period, requires Guess to (and to cause its subsidiaries to) furnish promptly to Authentic all other information and documents concerning or regarding its businesses, properties and assets and personnel as may reasonably be requested by or on behalf of Authentic for purposes of consummating the Merger and the other Transactions, subject to certain limited exceptions set forth in the Merger Agreement.

Public Announcements. The Merger Agreement requires Guess and Authentic to consult with each other, provide each other with a reasonable opportunity for review and give due consideration to reasonable comments by each other, prior to issuing any other press releases or otherwise making public statements, disclosures or communications with respect to the Transactions and not to issue any such press release or otherwise make such public statements, disclosures or communications prior to such consultation, except, in each case, as may be required by applicable law, court process or the applicable rules of the NYSE and subject to certain limited exceptions set forth in the Merger Agreement.

Stockholder Litigation. In the event that any stockholder litigation related to the Merger Agreement, the Merger or the other Transactions or alternative transactions contemplated by Guess, the Guess Board or the Special Committee is brought against Guess or any Indemnified Party or other representatives from and following August 20, 2025 and prior to the Effective Time, the Merger Agreement requires (i) Guess to promptly notify Authentic thereof and keep Authentic reasonably informed with respect to the status thereof, (ii) Guess to give Authentic the reasonable opportunity to participate in the defense of such litigation (provided that Guess will direct and control such defense), (iii) Guess and Authentic to timely and mutually consult with each other with respect to the defense or settlement of such litigation, and (iv) Guess and Authentic to mutually consider in good faith each other’s advice and recommendations with respect to such litigation. Guess may not settle or agree to settle any such litigation without prior written consent of Authentic.

Employee Benefits. Pursuant to the Merger Agreement, Parent is required to provide, or cause to be provided, to the Guess employees who remain employed by Parent or one of its subsidiaries, during the period commencing at the Effective Time and ending on the one-year anniversary of the Effective Time, annual base salary or base wages, and target annual cash bonus opportunities, employee benefits, including pension and welfare benefits (excluding equity awards and long-term incentive opportunities), and severance benefits that, in each case, are no less favorable than those provided to such employee prior to the Effective Time (except in the case of any such employees covered by a collective bargaining agreement).

Convertible Notes; Convertible Hedge Call Options; Convertible Hedge Warrants. Pursuant to the Merger Agreement, prior to the Effective Time, Guess, Authentic, Merger Sub, and Parent are required to use commercially reasonable efforts to deliver all notices, cause the delivery of all opinions of counsel and take all other actions, in each case, as may be required under the terms of the indenture, dated as of April 17, 2023 (the “Convertible Notes Indenture”), between Guess and U.S. Bank Trust Company, National Association, as trustee for Guess’ 3.75% Convertible Senior Notes due 2028 issued pursuant to the Convertible Notes Indenture (the “Convertible Notes”) (or in each case as required by applicable law with respect to such Notes or Convertible Notes Indenture), including, without limitation, the giving of any notices that may be required thereunder in connection with the Merger, including with respect to the rights of any holder of such Notes to cause any repurchases or conversions of the Convertible Notes occurring as a result of or in connection with the Merger. On the Closing Date, Guess, Parent, Authentic, and Merger Sub will, as and to the extent required by the Convertible Notes Indenture or the Convertible Notes, execute, and use reasonable best efforts to cause the trustee to execute, any supplemental indenture(s) required by the Convertible Notes Indenture. After the Effective Time, the Surviving Corporation is required to comply with its obligations (including any conversion or repurchase obligations) under the Convertible Notes Indenture and the Convertible Notes.

Pursuant to the Merger Agreement, prior to the Effective Time, Guess is required to use its reasonable best efforts to (i) take actions reasonably requested by Authentic or Parent in connection with making elections under, amending, negotiating adjustments, obtaining waivers or unwinding or otherwise settling the call options purchased by Guess pursuant to the Convertible Hedge Call Options Documentation (as defined below) (the “Convertible Hedge Call Options”) and the call options sold by Guess pursuant to the Convertible Hedge Warrants Documentation (as defined below) (the “Convertible Hedge Warrants”) effective as of, at or after the Effective Time, (ii) promptly advise Authentic and Parent of any notices or other communications with the counterparties to the Convertible Hedge Call Options and Convertible Hedge Warrants in respect of any settlement or termination thereof or adjustment thereto and (iii) cooperate with Authentic and Parent with respect to its efforts to settle, terminate or amend the Convertible Hedge Call Options Documentation and Convertible Hedge Warrants Documentation effective as of, at or after the Effective Time and the negotiation of any termination or settlement payment or valuation related thereto or the negotiation of any amendment thereto, as applicable.

For purposes of the Merger Agreement, “Convertible Hedge Call Options Documentation” means (i) the letter agreements evidencing convertible bond hedge transactions, each dated as of April 12, 2023, between Guess and each of Nomura Global Financial Products Inc., Bank of Montreal, Barclays Bank PLC and Jefferies International Limited, as adjusted from time to time, (ii) the side letter agreements related to the convertible bond hedge transactions each dated as of April 12, 2023, between Guess and each of Nomura Global Financial Products Inc., Bank of Montreal, Barclays Bank PLC and Jefferies International Limited, as adjusted from time to time, (iii) the letter agreement evidencing a convertible bond hedge transaction, dated as of January 5, 2024, between Guess and BNP Paribas, as adjusted from time to time, (iv) the side letter agreement related to the convertible bond hedge transaction dated as of January 5, 2024, between Guess and BNP Paribas, as adjusted from time to time, (v) the amendment agreements related to the convertible bond hedge transactions dated as of January 10, 2024, between Guess and each of Nomura Global Financial Products Inc., Bank of Montreal, Barclays Bank PLC and Jefferies International Limited, as adjusted from time to time, (vi) the letter agreement evidencing a convertible bond hedge transaction, dated as of March 28, 2024, between Guess and Bank of Montreal, as adjusted from time to time, (vii) the side letter agreement related to the convertible bond hedge transaction dated as of March 28, 2024, between Guess and Bank of Montreal, as adjusted from time to time, and (viii) the amendment agreements related to the convertible bond hedge transactions dated as of April 2, 2024, between Guess and each of Nomura Global Financial Products Inc., Bank of Montreal, Barclays Bank PLC, BNP Paribas and Jefferies International Limited, as adjusted from time to time.

For purposes of the Merger Agreement, “Convertible Hedge Warrants Documentation” means (i) the letter agreements evidencing issuer warrant transactions, each dated as of April 12, 2023, between Guess and each of Nomura Global Financial Products Inc., Bank of Montreal, Barclays Bank PLC and Jefferies International Limited, as adjusted from time to time, (ii) the letter agreement evidencing an issuer warrant transaction, dated as of January 5, 2024, between Guess and BNP Paribas, as adjusted from time to time and (iii) the letter agreement evidencing an issuer warrant transaction, dated as of March 28, 2024, between Guess and Bank of Montreal, as adjusted from time to time.

Debt Payoff Documents. On or prior to the Condition Satisfaction Date, Guess will deliver to Authentic in escrow executed copies of the customary payoff letters and customary guarantee or lien release documentation with respect to indebtedness specified in the Merger Agreement.

Tax Ruling Cooperation. Authentic has the right to direct Guess and its subsidiaries to seek tax rulings from or agreements with governmental entities as to tax matters relating to the Pre-Closing Restructuring Plan; provided that Guess will not be obligated to take any action if such ruling or agreement (i) is reasonably expected to be binding upon Guess and its subsidiaries prior to the Condition Satisfaction Date, (ii) is reasonably expected to adversely affect Guess and its subsidiaries if the Condition Satisfaction Date were not to occur and (iii) cannot be revoked or rescinded after it is issued by the applicable governmental entity without material cost or expense.

Financing Cooperation by Guess

Although the availability of debt financing is not a condition precedent to consummate the Merger, subject to certain exceptions set forth in the Merger Agreement, Guess has agreed to use its commercially reasonable efforts to, and to cause its subsidiaries and their respective representatives to use commercially reasonable efforts to, provide such cooperation and information as is customary in connection with the arrangement of debt financing for transactions that are substantially similar to the Transactions and as may be reasonably requested by Authentic in writing, to assist Authentic in connection with arranging, obtaining and consummating any debt financing of the Transactions, including:

•

assist Authentic in its preparation and execution (solely by directors and officers of Guess and its subsidiaries who will continue in such roles (or similarly situated roles) following the Closing) of any credit agreement, guarantees, security agreements, closing certificates (including solvency certificates), and other certificates, resolutions, letters, and documents, in each case, subject to the occurrence of the Closing;

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facilitate the pledging of collateral, effective no earlier than the Closing, including using commercially reasonable efforts to facilitate the delivery to any debt financing source (other than Authentic, Parent, or Merger Sub) following the Closing of all certificates representing outstanding equity interests of Guess and its subsidiaries requested by Authentic to be delivered to such debt financing source and taking all reasonable actions that are necessary and customary to facilitate the release of all encumbrances securing existing indebtedness which is being repaid at Closing;

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reasonably cooperate with the external and internal counsel of Authentic and any debt financing source (other than Authentic, Parent, or Merger Sub) in connection with providing back-up certificates and factual information related to any legal opinion that such counsel may be required to deliver in connection with any debt financing of the Transactions and using commercially reasonable efforts to cause the local and internal counsel of Guess and its subsidiaries to provide assistance to Authentic;

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furnish to Authentic and any debt financing source (other than Authentic, Parent, or Merger Sub) at least five business days prior to the Closing Date (to the extent requested at least seven business days prior to the Closing Date), all documentation and other information about Guess and its subsidiaries requested by Authentic for purposes of satisfying requirements of bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations (including, without limitation, the PATRIOT Act and, if applicable, the Beneficial Ownership Regulation); and

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take all corporate actions (solely by directors and officers of Guess and its subsidiaries who will continue in such roles (or similarly situated roles) following the Closing), following the Closing, reasonably requested by Authentic to permit the consummation of any debt financing of the Transactions and the proceeds thereof to be made available on the Closing Date.

Promptly upon the request of Guess and no later than the earlier of (i) the Closing and (ii) the valid termination of the Merger Agreement, Authentic will reimburse Guess for any reasonable and documented out-of-pocket costs and expenses (including documented and reasonable attorneys’ fees) incurred by Guess and its subsidiaries in connection with such financing cooperation (other than in respect of the preparation of any financial statements or data that would be prepared by Guess, its subsidiaries, or any of their respective representatives notwithstanding such financing cooperation requirement under the Merger Agreement).

Authentic will indemnify and hold harmless Guess, its subsidiaries, and their respective representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees), interest, awards, judgments, penalties, and amounts paid in settlement suffered or incurred by them in connection with any cooperation provided or the provision of information utilized in connection therewith; in each case, except to the extent arising from the gross negligence, willful misconduct, or fraud of such indemnified parties (as determined in a final, nonappealable judgment of a court of competent jurisdiction).

Conditions to the Pre-Closing Restructuring

The respective obligations of Guess, Authentic, Parent, and Merger Sub to effect the Pre-Closing Restructuring are subject to the satisfaction or, to the extent permitted by applicable law, waiver, of each of the following conditions:

•	the Requisite Company Vote will have been obtained;

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all waiting periods (and any extensions thereof) applicable to the consummation of the Transactions under the HSR Act and any commitment to, or agreement with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the Transactions, will have expired or been terminated, and all Required Regulatory Approvals will have been obtained and will remain in full force and effect; and

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no governmental entity of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is in effect and enjoins, prohibits, makes unlawful or prevents the consummation of the Transactions.

The obligations of Authentic, Parent, and Merger Sub to effect the Pre-Closing Restructuring are also subject to the satisfaction or, to the extent permitted by applicable law, waiver by Authentic of the following additional conditions:

•	with respect to the representations and warranties of Guess:

(i)

certain representations and warranties of Guess relating to absence of a Material Adverse Effect between February 1, 2025 and August 20, 2025 being true and correct as of such dates, except for de minimis inaccuracies as of the Condition Satisfaction Date;

(ii)

certain representations and warranties of Guess relating to Guess’ and its subsidiaries’ capitalization, being true and correct, except for de minimis inaccuracies, as of the Condition Satisfaction Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct as of such particular date or period of time);

(iii)

certain representations and warranties of Guess relating to (a) organization and good standing, (b) corporate authority to enter into the Merger Agreement, (c) Guess’ title to and sufficiency of the Company IPCo Assets, (d) inapplicability of takeover statutes, and (e) absence of undisclosed brokers or finders fees, without giving effect to any “materiality” or “Material Adverse Effect” qualifiers or qualifiers of similar import set forth in the Merger Agreement, being true and correct in all material respects as of the Condition Satisfaction Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct in all material respects as of such particular date or period of time); and

(iv)

all other representations and warranties of Guess, without giving effect to any “materiality” or “Material Adverse Effect” qualifiers or qualifiers of similar import set forth in the Merger Agreement, being true and correct as of the Condition Satisfaction Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct as of such particular date or period of time), except for any failure of any such representation and warranty to be so true and correct that would not result in a Material Adverse Effect;

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Guess will have performed in all material respects each of its obligations required to be performed by it under the Merger Agreement at or prior to the Condition Satisfaction Date (provided that with respect to covenants and agreements that are qualified by materiality, Guess will have performed such covenants and agreements, as so qualified, in all respects);

•	since August 20, 2025, there will not have occurred any Material Adverse Effect which is continuing since August 20, 2025 and through the Condition Satisfaction Date; and

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Authentic will have received a certificate on the Condition Satisfaction Date duly executed on behalf of Guess by an executive officer of Guess certifying that the above conditions have been satisfied.

The obligation of Guess to effect the Pre-Closing Restructuring is also subject to the satisfaction or, to the extent permitted by applicable law, waiver by Guess of the following additional conditions:

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each of the representations and warranties of Authentic, Parent, and Merger Sub set forth in the Merger Agreement (other than the representations and warranties relating to solvency of Parent and Merger Sub), without giving effect to any materiality qualifiers or qualifiers of similar import set forth therein, being true and correct as of the Condition Satisfaction Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be true and correct as of such particular date or period of time), in each case, except for any failure of any such representations and warranties to be so true and correct that would not reasonably be expected, individually or in the aggregate, to materially delay, materially impair or prevent the ability of Authentic, Parent, or Merger Sub to timely consummate the Transactions, including the Merger;

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each of Authentic, Parent, and Merger Sub will have performed in all material respects each of its obligations required to be performed by it under the Merger Agreement at or prior to the Condition Satisfaction Date (provided that with respect to covenants and agreements that are qualified by materiality, Authentic, Parent, or Merger Sub will have performed such covenants and agreements, as so qualified, in all respects); and

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Guess will have received a certificate on the Condition Satisfaction Date duly executed on behalf of Authentic by an executive officer of Authentic certifying that the conditions set forth above have been satisfied as of the Condition Satisfaction Date.

Conditions to the Closing

The respective obligations of Guess, Authentic, Parent, and Merger Sub to effect the Closing are subject to the satisfaction or, to the extent permitted by applicable law, waiver at or prior to the Closing, of each of the following conditions:

•	all Required Regulatory Approvals will have been obtained and will remain in full force and effect; and

•

no governmental entity of competent jurisdiction will have enacted, issued, promulgated, enforced, or entered any law or order (whether temporary, preliminary or permanent) that is in effect and enjoins, prohibits, makes unlawful, or prevents the consummation of the Transactions.

The obligations of Authentic (and with respect to the second bullet below, Parent and Merger Sub) to effect the Closing are also subject to the satisfaction or, to the extent permitted by applicable law, waiver by Authentic (and with respect to the second bullet only, Parent and Merger Sub) of the following additional conditions:

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Guess will have performed in all material respects each of its obligations required to be performed by it under the Merger Agreement from and after the Condition Satisfaction Date until the Closing (provided that with respect to covenants and agreements that are qualified by materiality, Guess will have performed such covenants and agreements, as so qualified, in all respects);

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the Phase I Restructuring and the Pre-Closing Restructuring (including the Parent Equity Transfer) will have been consummated in all material respects as set forth in the Pre-Closing Restructuring Plan (as the Pre-Closing Restructuring Plan may be modified from time to time in accordance with the terms of the Merger Agreement);

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certain representations and warranties of Guess relating to Guess’ capitalization, being true and correct as of the Closing, in each case, except for de minimis inaccuracies, as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty being so true and correct as of such particular date or period of time); and

•	Authentic will have received a certificate duly executed on behalf of Guess by an executive officer of Guess certifying that the condition in the first bullet above has been satisfied.

The obligation of Guess to effect the Closing is also subject to the satisfaction or, to the extent permitted by applicable law, waiver by Guess of the following conditions:

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each of Authentic, Parent, and Merger Sub will have performed in all material respects each of its obligations required to be performed by it under the Merger Agreement from and after the Condition Satisfaction Date until the Closing (provided that with respect to covenants and agreements that are qualified by materiality, Authentic, Parent or Merger Sub will have performed such covenants and agreements, as so qualified, in all respects);

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each of the representations and warranties relating to solvency of Parent and Merger Sub set forth in the Merger Agreement, without giving effect to any materiality qualifiers or qualifiers of similar import set forth therein, being true and correct as of the Closing as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty being true and correct as of such particular date or period of time), in each case, except for any failure of any such representations and warranties to be so true and correct that would not reasonably be expected, individually or in the aggregate, to materially delay, materially impair or prevent the ability of Parent or Merger Sub to timely consummate the Transactions, including the Merger;

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Guess will have received a certificate duly executed on behalf of Authentic by an executive officer of Authentic certifying that the condition set forth in the first bullet above with respect to Authentic has been satisfied and that the Parent Equity Transfer has been consummated; and

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Guess will have received a certificate duly executed on behalf of Parent and Merger Sub by an executive officer of each of Parent and Merger Sub certifying that the conditions set forth in the first two bullets above have been satisfied and that the Parent Equity Transfer has been consummated.

Termination of the Merger Agreement

Guess (acting with the prior approval of the Special Committee) and Authentic may terminate the Merger Agreement by mutual written consent at any time before the Effective Time.

In addition, either Guess or Authentic may terminate the Merger Agreement at any time before the Effective Time if:

•	the Transactions have not been consummated by 5:00 p.m. (New York time) on August 20, 2026 or such other date and time as agreed to in writing by Guess and Authentic (the “Outside Date”); however this right to terminate the Merger Agreement will not be available to either Guess or Authentic if it has breached any representation, warranty, covenant, or agreement set forth in the Merger Agreement and such breach has proximately caused the failure of the Closing to occur on or prior to the Outside Date; provided that (i) any breach by Parent or Merger Sub prior to the effective time of the Parent Equity Transfer or (ii) any breach by the Rolling Stockholders of their obligations under any transaction document (and, in the case of clause (i) or (ii), such breach has proximately caused the failure of the Closing to occur on or prior to the Outside Date), shall be deemed a breach by Authentic solely for the purposes of this termination right;

•	the Requisite Company Vote has not been obtained at the Special Meeting (as it may be postponed, recessed or adjourned in accordance with the Merger Agreement); or

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any governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced, or entered any law or order that is in effect and permanently enjoins, prohibits, makes unlawful or permanently prevents the consummation of the Transactions and such law or order will have become final and non-appealable; however this right to terminate the Merger Agreement will not be available to Guess or Authentic, respectively, if it has breached any representation, warranty, covenant, or agreement set forth in the Merger Agreement and such breach will have proximately caused the occurrence of such final and non-appealable law or order; provided that (i) any breach by Parent or Merger Sub prior to the effective time of the Parent Equity Transfer or (ii) any breach by the Rolling Stockholders of their obligations under any transaction document (and, in the case of clause (i) or (ii), such breach will have proximately caused the occurrence of such final and non-appealable law or order) shall be deemed a breach by Authentic solely for the purposes of this termination right.

The Merger Agreement may be terminated at any time prior to the Effective Time by Guess:

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if there has been a breach of any representation, warranty, covenant, or agreement made by Authentic, Parent, or Merger Sub set forth in the Merger Agreement, or if any representation or warranty of Authentic, Parent, or Merger Sub will have become untrue or incorrect following August 20, 2025, in either case as would result in the non-satisfaction of (i) the conditions to the obligation of Guess to effect the Pre-Closing Restructuring described above in the section of this Proxy Statement captioned “—Conditions to the Pre-Closing Restructuring” or (ii) the condition to Guess’ obligation to consummate the Closing with respect to Parent and Authentic’s performance in all material respects of their obligations under the Merger Agreement from and after the Condition Satisfaction Date until the Closing, in each case, as applicable (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured prior to the earlier of (i) 30 days after the giving of written notice of such breach or failure by Guess to Authentic and Parent and (ii) three business days prior to the Outside Date); provided that this right to terminate the Merger Agreement will not be available to Guess if it has breached any representation, warranty, covenant, or agreement set forth in the Merger Agreement and such breach will have proximately caused the occurrence of the failure of a condition to the Closing to occur; or

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in order for the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee to cause or permit Guess or any of Guess’ subsidiaries to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal (as described above in the section of this Proxy Statement captioned “—No Change of Recommendation Exceptions”), in each case, so long as Guess has complied with certain obligations contemplated with respect to an Acquisition Proposal and Guess pays Authentic the Termination Fee.

The Merger Agreement may be terminated at any time prior to the Effective Time by Authentic:

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if there has been a breach of any representation, warranty, covenant, or agreement made by Guess set forth in the Merger Agreement, or if any representation or warranty of Guess will have become untrue or incorrect following August 20, 2025, in either case as would result in the non-satisfaction of (i) the conditions to the obligation of Authentic, Parent, and Merger Sub to effect the Pre-Closing Restructuring described above in the section of this Proxy Statement captioned “—Conditions to the Pre-Closing Restructuring” or (ii) the conditions to the obligation of Authentic, Parent, and Merger Sub to consummate the Closing with respect to Guess’ performance in all material respects of its obligations under the Merger Agreement from and after the Condition Satisfaction Date until the Closing, in each case, as applicable (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured prior to the earlier of (i) 30 days after the giving of written notice of such breach or failure by Authentic to Guess and (ii) three business days prior to the Outside Date); provided that this right to terminate will not be available to Authentic if (a) either Authentic, Parent or Merger Sub (prior to the effective time of the Parent Equity Transfer) has breached any representation, warranty, covenant, or agreement set forth in the Merger Agreement, or (b) the Rolling Stockholders have breached their obligations under any transaction document, and in the case of such (a) or (b), such breach will have proximately caused the occurrence of the failure of a condition to the Closing to occur; or

•

at any time prior to the time the Requisite Company Vote is obtained, if the Guess Board (acting on the recommendation of the Special Committee) or the Special Committee will have effected a Change of Recommendation.

Effect of Termination

Any valid termination of the Merger Agreement will become effective immediately upon delivery of written notice by the terminating party to the other parties to the Merger Agreement. Following such termination, the Merger Agreement will be void and of no effect without liability of any party (or any of its affiliates or its or their respective representatives), except for (i) any obligation to pay the Termination Fee, (ii) certain additional obligations (including relating to confidentiality) set forth in the Merger Agreement and (iii) subject to certain limitations, liabilities with respect to any fraud or a willful and material breach of the Merger Agreement prior to its termination, each of which will survive the termination of the Merger Agreement.

Termination Fee and Expenses

Except as expressly set forth in the Merger Agreement, all fees and expenses incurred in connection with the Merger Agreement and the Transactions will be paid by the party incurring such fees or expenses, whether or not the Transactions are consummated.

Guess will pay to Authentic the Termination Fee in connection with the termination of the Merger Agreement under the following circumstances:

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either Guess or Authentic terminates the Merger Agreement because of a failure to consummate the Merger by the Outside Date or a failure to obtain the Requisite Company Vote or Authentic terminates due to Guess’ breach of representations, warranties, or covenants contained in the Merger Agreement such that certain conditions to obligation of Authentic, Parent, and Merger Sub to effect the Pre-Closing Restructuring or the Closing, as applicable, would not be satisfied and, in each case, (i) after August 20, 2025, an Acquisition Proposal is made to the Guess Board or the Special Committee, Guess or any subsidiaries of Guess or to the stockholders of Guess or publicly disclosed or any person will have publicly announced an intention (whether or not conditional) to make such an Acquisition Proposal prior to, and not withdrawn (including publicly, if publicly disclosed) such Acquisition Proposal at least five business days prior to (a) the date of termination with respect to a termination based on a failure to consummate the Merger by the Outside Date or due to Guess’ breach of representations, warranties or covenants contained in the Merger Agreement such that certain conditions to obligation of Authentic, Parent, and Merger Sub to effect the Pre-Closing Restructuring or the Closing, as applicable, would not be satisfied or (b) the Special Meeting (including any postponement, recess or adjournment thereof taken in accordance with the Merger Agreement), with respect to termination based on the failure to obtain the Requisite Company Vote at the Special Meeting and (ii) within twelve months after any such termination, (a) Guess or any of subsidiaries enter into an Alternative Acquisition Agreement for such Acquisition Proposal that is subsequently consummated or (b) such Acquisition Proposal has been consummated (measured, for purposes of item (ii) of this section, at a 50% threshold, rather than the 20% threshold otherwise included in such definition);

•	if Guess terminates the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal; or

•	Authentic terminates the Merger Agreement prior to Guess’ receipt of the Requisite Company Vote due to a Change of Recommendation.

Company Subsidiaries

For purposes of the Merger Agreement with respect to any non-wholly owned subsidiary of Guess or other joint venture, partnership or similar arrangement to which Guess or any of its subsidiaries is a party (each, a “Company JV”), the obligations of Guess, its subsidiaries, and their respective representatives set forth in the Merger Agreement or any of the other documents, agreements or instruments contemplated by the Merger Agreement will only apply to a Company JV to the extent Guess (directly or indirectly through a wholly owned subsidiary) has the right to cause or direct such Company JV to comply with any such obligation or take or not take any such action (taking into account the rights of any other equityholders or other parties to such Company JV and the obligations of such Company JV and Guess and its subsidiaries with respect to such Company JV).

Fulfilment of Obligations

For all purposes of the Merger Agreement, no decision or determination will be made, or action taken, by Guess or the Guess Board (including effecting a Change of Recommendation) under or with respect to the Merger Agreement or the Transactions without first obtaining the approval of the Special Committee. Prior to the Effective Time, without the consent of the Special Committee, the Guess Board will not (i) eliminate, revoke, or diminish the authority of the Special Committee or (ii) remove or cause the removal of any director of the Guess Board that is a member of the Special Committee as a member of the Special Committee.

Remedies; Specific Performance

The parties will be entitled to an injunction, specific performance, or other equitable relief to prevent breaches or violations (or threatened breaches or violations) of the Merger Agreement or to enforce specifically the terms and provisions thereof, and the Merger Agreement provides for the parties’ waiver of any requirement for proof of actual damages or inadequacy of monetary relief and the securing or posting of any bond or other form of security in connection with any such remedy. Subject to the conditions described in the following paragraph, none of Guess, Authentic, Parent, and Merger Sub may allege, and each has waived the defense, that there is an adequate remedy at law or in equity in the event that any proceeding is brought in equity to enforce the provisions of the Merger Agreement.

Guess’ right to an award of specific performance to effect the Closing is subject to:

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all conditions to Authentic’s, Parent’s, and Merger Sub’s obligations to effect the Pre-Closing Restructuring having been satisfied and Guess having performed in all material respects each of its obligations required to be performed by it under the Merger Agreement from and after the Condition Satisfaction Date until the Closing, in each case, having been and continuing to be satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing);

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Guess having notified Authentic and Parent in writing that (i) all conditions to Authentic’s, Parent’s, and Merger Sub’s obligations to effect the Pre-Closing Restructuring and the condition to Authentic’s, Parent’s and Merger Sub’s obligations to effect the Closing with respect to Guess’ performance in all material respects of its obligations under the Merger Agreement from and after the Condition Satisfaction Date until the Closing having been and continuing to be satisfied or waived (or would be satisfied or waived if the Closing were to occur on the date of such notice), (ii) all shared conditions for each party’s obligation to effect the Pre-Closing Restructuring and the Closing (other than those that by their nature are to be satisfied or waived at the Closing) have been and continue to be satisfied or waived and (iii) Guess is ready, willing and able to consummate the Merger at such time; and

•	Authentic, Parent, and Merger Sub having failed to consummate the Closing within three business days following the delivery of such notice described above.

Amendments

Before the Effective Time, the Merger Agreement may be amended or otherwise modified only by a written instrument duly executed and delivered by Authentic, Parent, and Guess (and in the case of Guess, by action taken or authorized by the Guess Board (acting on the recommendation of the Special Committee)); provided that after the receipt of the Requisite Company Vote, no amendment will be made that by applicable law requires further approval by Guess stockholders without obtaining such further approval.

Governing Law

The Merger Agreement and all legal proceedings against any other party to the Merger Agreement in connection with, arising out of or otherwise relating to the Merger Agreement, will be interpreted, construed, governed by, and enforced in accordance with, the laws of the State of Delaware without regard to the conflict of laws provisions, rules or principles thereof (or any other jurisdiction) to the extent that such provisions, rules or principles would direct a matter to another jurisdiction.

THE VOTING AGREEMENT

Summary of the Voting Agreement

The following describes the material provisions of the Voting Agreement, which is attached as Annex D to this Proxy Statement and which is incorporated by reference within this Proxy Statement. The description in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the Voting Agreement. This summary does not purport to be complete and may not contain all of the information about the Voting Agreement that is important to you. You are encouraged to read carefully the Voting Agreement in its entirety.

Concurrently with the execution of the Merger Agreement on August 20, 2025, the Supporting Stockholders entered into the Voting Agreement with Guess and Authentic in connection with the Merger and other Transactions.

Pursuant to the Voting Agreement, the Supporting Stockholders have agreed to vote (or cause the holder of record to vote) all shares of Guess Common Stock owned by them in connection with any annual or special meeting of the stockholders of Guess (including any adjournment or postponement thereof), and in connection with any action by written consent of stockholders of Guess, as follows:

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in favor of any proposal for the adoption of the Merger Agreement and the approval of the Merger and other Transactions and any other matters necessary or reasonably requested by Authentic for the timely consummation of the other Transactions; and

•

against (i) any Acquisition Proposal or any other proposal made in opposition to the Merger Agreement or the Transactions and (ii) any other action, agreement or transaction involving Guess that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect, or prevent the consummation of the Merger or the other Transactions.

In addition, each Supporting Stockholder agreed not to (i) transfer or otherwise dispose of any of such Supporting Stockholder’s shares of Guess Common Stock, other than with the prior written consent of Authentic or for certain estate planning or charitable purposes, (ii) exercise appraisal rights in connection with the Merger, (iii) commence, participate in, assist or knowingly encourage any proceeding against Guess, Authentic, Parent, Merger Sub or any of their respective successors or their affiliates or any of their successors or assigns and their respective directors and officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of the Voting Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) alleging a breach of any duty of the Special Committee or the Board in connection with the Merger Agreement, the Voting Agreement or the Transactions (including the negotiation or entry into any such agreement), or (iv) take any action, directly or indirectly, that would violate the requirements described under the section of this Proxy Statement captioned “The Merger Agreement—No Solicitation of Acquisition Proposals; Recommendation Changes—No Solicitation or Negotiation” if such action were taken by Guess or any of its subsidiaries or its or their respective representatives (except that, to the extent requested by the Guess Board or the Special Committee, the Supporting Stockholders will be permitted to engage in discussions and negotiations with any third party if, pursuant to the terms of the Merger Agreement, Guess and its representatives are permitted to engage with such party).

Each Supporting Stockholder also agreed to: (i) prior to the Effective Time, but subject to the occurrence of the Condition Satisfaction Date, effect, or cause its applicable affiliates to effect, the transactions set forth in the Pre-Closing Restructuring Plan which are to be effected by such person and (ii) fully comply with the obligations of Parent or Merger Sub detailed under the sections of this Proxy Statement captioned “The Merger Agreement—Other Covenants and Agreements—Proxy Statement; Schedule 13E-3” and “The Merger Agreement—Antitrust and Foreign Antitrust Approvals” as if all references to Parent and Merger Sub therein were instead to such Supporting Stockholder. In addition, each Supporting Stockholder who will, directly or indirectly, own IPCo Holdings, agreed to, (a) on the Condition Satisfaction Date, cause IPCo Holdings to irrevocably accept all of the Parent Equity Interests for no consideration and consummate the Parent Equity Transfer in all respects pursuant to the terms and conditions of the Merger Agreement and (b) from and after the effective time of the Parent Equity Transfer, cause Parent and Merger Sub to take all actions required by Parent and Merger Sub under the Merger Agreement, including with respect to this Proxy Statement for the approval and adoption of the Merger Proposal and the related Schedule 13E-3 and the Required Regulatory Approvals, as if references to Parent and Merger Sub in the Merger Agreement were instead to such Rolling Stockholder.

The Voting Agreement does not restrict the Rolling Stockholders from taking any action in their respective capacities as an officer or director of Guess.

The Voting Agreement will terminate automatically upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the termination of the Voting Agreement by written agreement of the parties thereto.

The Voting Agreement is governed by Delaware law and is subject to the jurisdiction of the Court of Chancery of the State of Delaware.

THE INTERIM INVESTORS AGREEMENT

The following describes the material provisions of the Interim Investors Agreement, which is attached as Annex E to this Proxy Statement and which is incorporated by reference within this Proxy Statement. The description in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the Interim Investors Agreement. This summary does not purport to be complete and may not contain all of the information about the Interim Investors Agreement that is important to you. You are encouraged to read carefully the Interim Investors Agreement in its entirety.

Concurrently with the execution and delivery of the Merger Agreement on August 20, 2025, and as a condition and material inducement to Authentic’s willingness to both form Parent and Merger Sub and enter into the Merger Agreement, the Rolling Stockholders and Authentic entered into the Interim Investors Agreement which sets forth agreements to certain terms and conditions that govern certain actions of the Rolling Stockholders and Authentic during the period between August 20, 2025 and the Closing.

Pre-Closing Restructuring; Parent Equity Transfer

The Rolling Stockholders and Authentic will, and will cause their applicable affiliates (which, with respect to the Rolling Stockholders who will, directly or indirectly, own the Surviving Corporation (the “OpCo Investors”) following the Parent Equity Transfer, will include Parent and Merger Sub), to, effect the transactions (to the extent such transactions are to be effected by such person) set forth in (i) the Pre-Closing Restructuring Plan (including the Phase I Restructuring) in accordance with the Merger Agreement and Voting Agreement and (ii) certain other agreed upon steps pursuant to the Interim Investors Agreement (the “Authentic & Investors Pre-Closing Restructuring Plan” and such transactions and steps, the “Authentic & Investors Pre-Closing Restructuring”). The Interim Investors Agreement additionally provides for, subject to the terms and conditions therein, the cooperation and mutual agreement of Authentic and the Rolling Stockholders with respect to the implementation of and any amendments, modifications or waivers of the Pre-Closing Restructuring Plan and the Authentic & Investors Pre-Closing Restructuring Plan.

On the Condition Satisfaction Date, as part of the Pre-Closing Restructuring, Authentic will transfer all of the Parent Equity Interests to IPCo Holdings and, pursuant to the terms of the Voting Agreement and the Interim Investors Agreement, the OpCo Investors will cause IPCo Holdings to effectuate the Parent Equity Transfer. Immediately following the Parent Equity Transfer, IPCo Holdings will own all of the Parent Equity Interests and, indirectly through Parent’s ownership of Merger Sub, all of the equity interests of Merger Sub.

For more information relating to the Pre-Closing Restructuring (including the Phase I Restructuring), see the section of this Proxy Statement captioned “The Merger Agreement—Phase I Restructuring and Pre-Closing Restructuring.”

Allocation of Liabilities

Authentic will indemnify and hold harmless the Rolling Stockholders, Parent, Merger Sub, and the Surviving Corporation from any and all (i) liabilities of Parent and Merger Sub to the extent that they result from, or arise out of fraud or material breach by Parent or Merger Sub of any covenant in the Merger Agreement prior to the effective time of the Parent Equity Transfer and (ii) any losses resulting from or arising out of fraud or material breach of the representations and warranties of Parent and Merger Sub set forth in Article VI of the Merger Agreement prior to or as of the effective time of the Parent Equity Transfer, in the case of clauses (i) and (ii), to the extent that such breach is not caused by or attributable to any breach by a Rolling Stockholder of the Interim Investors Agreement or by the Rolling Stockholders and their affiliates of any other transaction document to which it is a party.

To the extent that Authentic, Parent, or Merger Sub become responsible for any losses resulting from claims by or on behalf of Guess under the Merger Agreement, (i) each Rolling Stockholder will be responsible for such losses to the extent arising from, in connection with, or as a result of (a) any fraud or material breach by Parent or Merger Sub of the Merger Agreement following the effective time of the Parent Equity Transfer or (b) any fraud or material breach by such Rolling Stockholder of such Rolling Stockholder’s obligations under the Interim Investors Agreement or under any other transaction document to which it is a party and (ii) Authentic will be responsible for such losses to the extent arising from, in connection with, or as a result of any fraud or material breach by Authentic of any of its obligations under the Merger Agreement, the Interim Investors Agreement or under any other transaction document to which it is a party.

Certain Actions with respect to Funding the Transactions

Authentic and the Rolling Stockholders will cooperate in good faith to prepare and execute definitive agreements and related ancillary documents for the Investor Loans prior to the Closing on mutually agreed terms. For more information regarding the Investor Loans and the contemplated use thereof, see the section of this Proxy Statement captioned “Special Factors—Financing of the Merger—Investor Loans.”

For purposes of determining the amounts payable with respect to the Disposition set forth in the Merger Agreement, the aggregate value of the Company Swiss IPCo and the Company US IPCo will be assumed to be equal to, without duplication, (i) the Merger Consideration, plus (ii) a value equal to the number of Rollover Shares as of the Closing multiplied by the Per Share Merger Consideration, plus (iii) the Net Convertible Note Payments (as defined below, estimated as of the Closing), plus (iv) the lesser of (a) the cash required for the Debt Payoff and (b) $118,100,000, plus (v) the transaction expenses (including regulatory filing fees, third party advisor fees, litigation costs and expenses) incurred by Authentic, Guess, the Rolling Stockholders, Parent and Merger Sub in connection with the Transactions (other than the Net Convertible Note Payments) incurred at or prior to the Closing minus (vi) any cash of Guess and its subsidiaries in excess of $151,000,000 as of the Closing (collectively, the “IPCo Value”). Prior to the Closing, Authentic and the Rolling Stockholders will determine the allocation of the IPCo Value among the Company Swiss IPCo and the Company US IPCo.

For the purposes of the Interim Investors Agreement, “Net Convertible Note Payments” means any amounts required to be paid in respect of certain convertible notes and hedge warrants (net of any amounts payable to the Surviving Corporation under certain convertible hedge call options) of Guess, in each case, from and after the Closing or otherwise in connection with the Transactions.

Debt Payoff

To the extent that the amount of indebtedness to be paid off at the Closing pursuant to the Merger Agreement (the “Debt Payoff”) exceeds $118,100,000 in the aggregate (the “Debt Cap” and such amounts in excess of the Debt Cap, “Excess Company Debt”), such excess amounts will be the sole responsibility of the Surviving Corporation. Prior to the Closing, the Rolling Stockholders or the OpCo Investors, as applicable, will use commercially reasonable efforts to (i) obtain, as of immediately following the Closing, third-party debt financing for the Surviving Corporation and its subsidiaries in an amount sufficient to fund its operations and finance the Excess Company Debt (as defined below) and (ii) cause the Surviving Corporation to deliver to the Paying Agent at the Closing an amount of cash sufficient to repay the Excess Company Debt. The foregoing may be accomplished through a refinancing of any Excess Company Debt so long as certain conditions set forth in the Interim Investors Agreement are met (and, if such conditions are met, Authentic will waive its right under the Merger Agreement to receive customary payoff letters and guarantee or lien release documentation with respect to the portion of the Debt Payoff that is refinanced Excess Company Debt that meets such conditions).

Regardless of the Rolling Stockholders’ ability to obtain such debt financing for the Surviving Corporation and its subsidiaries, all of the indebtedness of Guess and its subsidiaries (other than amounts repaid in the Debt Payoff and pursuant to the Net Convertible Note Payments) and any other liabilities of Guess and its subsidiaries will remain the sole responsibility of the Rolling Stockholders, Guess and its subsidiaries (subject to the expense sharing provisions of the Interim Investors Agreement and without limiting any obligations under the Investor Loans).

If the Surviving Corporation, the OpCo Investors or an affiliate thereof will not deliver sufficient cash to repay the Excess Company Debt at the Closing or otherwise consummate a refinancing on the terms contemplated by the Interim Investors Agreement, the OpCo Investors must provide prior written notice to Authentic at least 20 business days prior to the Closing, which written notice will specify the amount of Excess Company Debt which the Surviving Corporation is unable to so repay or refinance (the “Deficit Amount”). If such notice were provided, Authentic would have the right, but not the obligation, to acquire additional equity interests of the Company Swiss IPCo and the Company US IPCo in the Authentic Equity Purchase with an aggregate value equal to the Deficit Amount (based on the IPCo Value), the proceeds of which would be deposited with the Paying Agent and used for the purposes specified in the Merger Agreement (such transaction, the “Deficit Amount Payoff”).

If, at any time from and after the Closing, Parent or the Surviving Corporation is required to make any payments pursuant to the Convertible Notes Indenture or the Convertible Hedge Warrants Documentation, subject to the terms of the Interim Investors Agreement, Authentic will deliver or cause to be delivered to the Paying Agent an amount of cash sufficient to pay any Net Convertible Note Payments, in compliance with the terms of the Interim Investors Agreement, the Merger Agreement, the Convertible Notes Indenture and the Convertible Hedge Warrants Documentation. For more information concerning treatment of the Net Convertible Note Payments as transaction expenses, see the section of this Proxy Statement captioned “The Interim Investors Agreement—Expense Sharing Provisions; Allocation of Qualifying Termination Fee.”

Accrued Dividend Payments

Any accrued and unpaid dividend equivalents credited pursuant to the applicable award terms, together with any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution, with respect to the vested portion of any Company PSU, Company RSU or Company RSA immediately prior to the Effective Time and any employment, payroll or similar taxes related to such dividend equivalents (“Accrued Dividend Equivalent Payments”) will be paid by the Surviving Corporation pursuant to the Merger Agreement and will not be considered or included in the Per Share Merger Consideration or as a transaction expense. The Surviving Corporation will be solely responsible for paying the Accrued Dividend Equivalent Payments with the available cash of Guess and its subsidiaries. For more information relating to such obligations, see the section of this Proxy Statement captioned “The Merger Agreement—Treatment of Guess Equity Awards.”

Transaction Litigation; Appraisal Rights and Exchange Fund

Each Rolling Stockholder and Authentic will jointly cooperate with each other in connection with any transaction litigation, and neither Authentic nor the Rolling Stockholders will settle or agree to settle any transaction litigation without the prior written consent of the other party, subject to certain exceptions. If, at any time at and after the Closing, any amounts become due and payable to any third parties in respect of any transaction litigation, Authentic will pay all such amounts to such third parties, and the principal under the Investor Loans will be increased by the Rolling Stockholders’ Pro Rata Portion (as defined below) of such amounts actually paid by Authentic.

Authentic and the Rolling Stockholders will also jointly cooperate in connection with any negotiations or proceedings with respect to any demand for appraisal under the DGCL. Neither Authentic nor the Rolling Stockholders will consent to Guess voluntarily making any payment or deposit with respect to any demands for appraisals, offering to settle or settling any such demands or approving any withdrawal of any such demands, or agreeing, authorizing or committing to do any of the foregoing, in each case without the prior written consent of Authentic or the investor representative as appointed pursuant to the Interim Investors Agreement, as applicable.

If, at any time from and after the Closing, the Exchange Fund does not contain sufficient funds to pay the Per Share Merger Consideration as contemplated by the Merger Agreement, or to pay any amount due to any dissenting stockholder who becomes entitled to receive the Per Share Merger Consideration or any other amount from Authentic, Parent, or the Surviving Corporation (or any of their affiliates, including the Rolling Stockholders) pursuant to a final resolution of its claims, Authentic will, on behalf of Parent, either (i) deposit with the Paying Agent such additional amounts in cash in immediately available funds so as to ensure that the Exchange Fund is maintained at a level sufficient to make such cash payments or (ii) pay such additional amounts in cash to Parent or as directed by Parent in order to enable Parent and the Surviving Corporation to comply with their obligations under the Merger Agreement and applicable law; provided that the principal under the Investor Loans will be increased by the Rolling Stockholders’ Pro Rata Portion of such amounts actually paid by Authentic.

Actions with respect to Regulatory Matters

Each Rolling Stockholder and Authentic will jointly cooperate with each other in connection with any filings and notices required to be submitted by Authentic, Guess, or the Rolling Stockholders in respect of the Transactions. For additional information concerning the Regulatory Filings and the parties’ obligations with respect thereto, see the section of this Proxy Statement captioned “The Merger Agreement—Regulatory Matters.” The Interim Investors Agreement provides that, to extent necessary in order to obtain a required regulatory approval pursuant to the Merger Agreement, the Rolling Stockholders will have the option to either cause Guess to retain assets in connection with the Transactions (rather than transferring ownership to the Company IPCos) or permit such assets to be divested or disposed of to a third party. Authentic and the Rolling Stockholders agree to cooperate in good faith to modify the transaction documents as necessary to reflect the impact of such divestiture or disposal on the economic interests of Authentic and the Rolling Stockholders in connection with the Transactions.

Post-Closing Agreements

The Interim Investors Agreement contemplates that Authentic and the Rolling Stockholders will enter into certain post-Closing arrangements.

Upon consummation of the Transactions, the Company US IPCo will hold all of the legal rights to the Company IPCo Assets and the Company Swiss IPCo will hold all of the beneficial and economic rights to the Company IPCo Assets. The Interim Investors Agreement provides that an affiliate of Authentic (“Authentic Member”) and certain affiliates of the Rolling Stockholders (the “Investor Members”), as well as certain of the Rolling Stockholders, will execute, concurrently with the Closing, a quotaholders agreement regarding the governance of the Company Swiss IPCo. Authentic Member and the Investor Members will also execute, concurrently with the Closing, an amended and restated operating agreement regarding the governance of the Company US IPCo. The Rolling Stockholders will have the right to exchange their indirect equity interests in the Company Swiss IPCo for equity interests in Authentic, subject to the terms and conditions set forth in the Company Swiss IPCo quotaholders agreement.

Pursuant to the Interim Investors Agreement, Authentic and the Rolling Stockholders will cause the Company Swiss IPCo and the Surviving Corporation to execute, concurrently with the Closing, a long-term license agreement with respect to the Company IPCo Assets, which will be in substantially the form agreed between Authentic and the Rolling Stockholders prior to signing of the Merger Agreement. Pursuant to such license agreement, among other things, the Company Swiss IPCo will license certain trademarks and related intellectual property to the Surviving Corporation. The license agreement will grant the Surviving Corporation, as the licensee, the right (with restrictions on the Company Swiss IPCo’s ability to grant rights to third parties) to use specified trademarks and related intellectual property controlled by the Company Swiss IPCo to design, manufacture, distribute and sell certain licensed products in approved channels and territories. The Surviving Corporation, as the licensee, will be required to meet certain annual minimum net sales thresholds and pay to the licensor royalties based on net sales, including guaranteed minimum royalties. The Surviving Corporation will also guarantee the performance (up to an agreed-upon dollar threshold) of certain existing licensees that will become direct licensees of the Company Swiss IPCo upon consummation of the Transactions. The Surviving

Corporation will be (i) required to comply with certain quality control, brand standards, and approval processes for products, advertising and retail locations and (ii) subject to restrictions on sublicensing, co-branding, and use of the licensed marks in prohibited product categories, channels and territories.

The Interim Investors Agreement provides that Authentic and the Rolling Stockholders (or affiliates thereof) will cooperate in good faith to negotiate and will execute, concurrently with the Closing, a post-Closing agreement, which will be on terms mutually agreed between Authentic and the Rolling Stockholders prior to signing of the Merger Agreement. Such post-Closing agreement will address, among other things, certain post-Closing restructuring requirements, the separation of the intellectual property of Guess from the operating assets of Guess, and certain other post-Closing arrangements between the Company Swiss IPCo, the Company US IPCo and the Surviving Corporation, including the transfer of certain employees and liabilities, registration of intellectual property, mutual indemnities relating to, among other things, misallocated liabilities, and confidentiality and cooperation obligations. Additionally, Authentic will grant profits interests in Authentic to certain members of management of the Surviving Corporation (to be mutually agreed by the Surviving Corporation and Authentic, and to include Paul Marciano and Carlos Alberini) in consideration for their services to the Company Swiss IPCo and the Company US IPCo.

Expense Sharing Provisions; Allocation of Qualifying Termination Fee

If the Closing occurs, all transaction expenses (including regulatory filing fees, third party advisor fees, litigation costs and expenses and Net Convertible Note Payments) incurred by Authentic, Guess, the Rolling Stockholders, Parent, and Merger Sub in connection with the Transactions will, subject to certain exceptions, be borne at least 51% by Authentic, on the one hand, and up to 49% by the Rolling Stockholders, on the other hand (each such percentage, such party’s “Pro Rata Portion”), in the manner set forth in the Interim Investors Agreement.

To the extent Authentic directly pays any transaction expenses at any time, the principal amount under the Investor Loans will be increased by the Rolling Stockholders’ Pro Rata Portion of such transaction expenses that were actually paid or reimbursed by Authentic. To the extent any Rolling Stockholder or Guess directly pays any transactions expenses on or prior to the Closing, Authentic will, immediately following the Closing, reimburse such Rolling Stockholder or Guess for the full amount of such transaction expenses actually paid by such Rolling Stockholders or Guess, and Authentic will be reimbursed for the Rolling Stockholders’ Pro Rata Portion of such transaction expenses as set forth in the Interim Investors Agreement. From and after the Closing, Authentic will pay, on behalf of Authentic, Guess and the Rolling Stockholders, all transaction expenses incurred by any of them or their affiliates that are or become due and payable at or after the Closing, and Authentic will be reimbursed for the Rolling Stockholders’ Pro Rata Portion of such transaction expenses in the manner set forth in the Interim Investors Agreement.

Authentic, on the one hand, and the Rolling Stockholders, on the other hand, will each bear their respective Pro Rata Portion of transfer taxes triggered in connection with the Transactions. In addition, as a result of the Equity Purchase and the Merger, Guess is expected to incur additional income and excise tax liabilities. Authentic’s and the Rolling Stockholders’ respective portion of such additional income and excise tax liabilities will be determined based on their respective relative portions of interests in the Company Swiss IPCo purchased by them in connection with the Transactions. In addition, the amount payable by Authentic, on the one hand, and the Rolling Stockholders, on the other hand, to Guess on account of such additional income and excise tax liabilities will be increased by an amount intended to gross up and make whole Guess for additional taxes as a result of such payment by Authentic or the Rolling Stockholders, as applicable, subject to certain exceptions.

If the Closing does not occur, all transaction expenses will be paid for and borne by the party incurring such transaction expense.

To the extent Authentic receives the Termination Fee as a result of the termination of the Merger Agreement by Authentic due to a Change of Recommendation with respect to the Merger resulting from certain intervening events as contemplated by the Merger Agreement which has not been caused by a Rolling Stockholder (a “Qualifying Termination Fee”), (i) such Qualifying Termination Fee will be used to (a) first, reimburse Authentic for any fees, costs and expenses, if any, incurred in connection with the recovery of such Qualifying Termination Fee and (b) thereafter, reimburse Authentic and the Rolling Stockholders for all third-party legal and accounting fees, costs and expenses incurred in connection with the Transactions and (ii) thereafter, the remaining amount of the Qualifying Termination Fee will be paid two-thirds to Authentic and one-third to the Rolling Stockholders.

Merger Agreement Amendments, Waivers, and Notices

The Interim Investors Agreement provides that Authentic and, prior to the effective time of the Parent Equity Transfer, Parent and Merger Sub may not, without the prior written consent of the Rolling Stockholders, agree to certain amendments to the Merger Agreement (including amendments that would reasonably be expected to material and adversely affect any of the Rolling Stockholders or their affiliates). The Interim Investors Agreement also provides that Authentic may not waive certain conditions set forth in the Merger Agreement without the prior written consent of the investor representative as appointed pursuant to the Interim Investors Agreement.

PARTIES TO THE MERGER

Guess

Guess designs, markets, distributes, and licenses a lifestyle collection of contemporary apparel, denim, handbags, watches, eyewear, footwear, and other related consumer products. Guess’ products are distributed through branded Guess stores as well as better department and specialty stores around the world. As of August 2, 2025, Guess directly operated 1,062 retail stores in Europe, the Americas, and Asia. Guess’ partners and distributors operated 527 additional retail stores worldwide. As of August 2, 2025, Guess and its partners and distributors operated in approximately 100 countries worldwide.

For more information about Guess, please visit Guess’ website at www.guess.com. See also the section of this Proxy Statement captioned “Where You Can Find More Information.” Guess Common Stock is listed on the NYSE under the symbol “GES.”

The principal executive office address of Guess is Guess?, Inc., Strada Regina 44, Bioggio, Switzerland CH-6934 and its telephone number is (213) 765-3100.

Authentic

Authentic is the world’s leading owner of sports, lifestyle, and entertainment intellectual property. It acquires and owns iconic brands, positions them for long-term growth and partners with top-tier operators to scale globally, all while delivering bold storytelling and marketing that brings each brand to life. Authentic owns more than 50 global brands, generating approximately $32 billion in annual systemwide retail sales. These brands have a significant presence in 150 countries, with more than 29,000 freestanding stores and shop-in-shops, as well as 500,000 points of sale worldwide. Authentic’s portfolio of globally recognized brands includes Shaquille O’Neal, David Beckham, Reebok, Champion, Nautica, Elvis Presley, Marilyn Monroe, Sports Illustrated, Eddie Bauer, Aéropostale, Lucky Brand, Nine West, Brooks Brothers, Juicy Couture, Vince Camuto, Dockers, Quiksilver, Billabong, Sperry, Hunter, and Ted Baker. Through its joint venture with Saks Global, Authentic Luxury Group (ALG), it drives growth for luxury and accessible luxury brands, including Barneys New York, Judith Leiber, Hervé Léger, Vince, Neiman Marcus, Saks Fifth Avenue, and Saks OFF 5TH.

The principal executive office address of Authentic is 1411 Broadway, 21st Floor, New York, New York 10018, and its telephone number is (212) 760-2410. For more information about Authentic, visit Authentic’s website at corporate.authentic.com.

Parent and Merger Sub

Parent was formed on July 28, 2025 for the purpose of completing the Merger and has not conducted any business other than business incident to its organization and pursuant to the Merger Agreement and the other Transactions. Prior to the Parent Equity Transfer, Parent is and will be a wholly owned subsidiary of Authentic. From and after the Parent Equity Transfer, Parent will be an indirect, wholly owned subsidiary of certain of the Rolling Stockholders.

The principal executive office address of Parent is 1411 Broadway, 21st Floor, New York, New York 10018 and its telephone number is (212) 760-2410.

Merger Sub was formed on July 28, 2025 for the purpose of completing the Merger and has not conducted any business other than business incident to its organization and pursuant to the Merger Agreement and the other Transactions. Merger Sub is a wholly owned subsidiary of Parent.

The principal executive office address of Merger Sub is 1411 Broadway, 21st Floor, New York, New York 10018 and its telephone number is (212) 760-2410.

The Rolling Stockholders

The table in the section of this Proxy Statement captioned “Important Information Regarding the Rolling Stockholders” sets forth each Rolling Stockholder’s (i) name, (ii) principal business or, as applicable, present principal occupation or employment and five-year history of material occupations, positions, offices or employment, (iii) current business address and telephone number, and (iv) beneficial ownership information as reported in the Rolling Stockholders’ Schedule 13D/A filed with the SEC on August 21, 2025. Paul Marciano, Carlos Alberini, Michael Karlin, Steven Lockshin, and Mark Silah are citizens of the United States of America. Olivia Marciano and Nicolai Marciano are dual citizens of the United States of America and the Republic of France. William F. Payne is a citizen of Canada. Maurice Marciano and David Tordjman are citizens of the Republic of France. During the past five years, none of the persons or entities listed in the table in the section of this Proxy Statement captioned “Important Information Regarding the Rolling Stockholders” has been (a) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Paul Marciano is the Chief Creative Officer of Guess and a member of the Guess Board, Maurice Marciano formerly served as Chief Executive Officer of Guess and a member of the Guess Board, Carlos Alberini is the Chief Executive Officer of Guess and a member of the Guess Board, and Nicolai Marciano is the Chief New Business Development Officer of Guess.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

This Proxy Statement is being furnished to Guess’ stockholders as part of the solicitation of proxies for use at a virtual meeting conducted solely online via live webcast at www.cesonlineservices.com/gessm_vm on November 21, 2025, at 9:00 a.m. (Pacific Time). At the Special Meeting, holders of Guess Common Stock entitled to vote at the Special Meeting will be asked to vote on the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.

Guess’ stockholders must adopt the Merger Agreement and approve the Merger and a resolution approving the Disposition by approving the Merger Proposal in order for the Transactions to occur. If Guess’ stockholders fail to approve the Merger Proposal, the Transactions will not occur. A copy of the Merger Agreement is attached as Annex A to this Proxy Statement. You are encouraged to read the Merger Agreement carefully in its entirety.

The votes on the Adjournment Proposal and the Compensation Proposal are separate and apart from the vote on the Merger Proposal. Accordingly, a stockholder may vote in favor of the Adjournment Proposal or the Compensation Proposal and vote against the Merger Proposal, or vice versa.

Record Date and Quorum

The Special Committee, pursuant to the authority delegated to it by the Guess Board, has fixed October 20, 2025 as the Record Date for the Special Meeting. Stockholders as of the close of business on the Record Date are entitled to vote at the Special Meeting, and any adjournment or postponement thereof. Each holder of Guess Common Stock is entitled to one vote on each of the proposals for each share of Guess Common Stock they own as of the Record Date.

A “quorum” of stockholders is the minimum number of shares of Guess Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at a meeting. A “quorum” will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the Special Meeting or represented by proxy at the Special Meeting. On the Record Date, there were 52,151,734 shares of Guess Common Stock outstanding and entitled to vote. Therefore, a quorum will be present if 26,075,868 shares of Guess Common Stock are present in person or represented by proxy. A quorum must be established in order to consider any matter at the Special Meeting. If there is no quorum, the presiding officer of the Special Meeting (if directed by the Guess Board) or the holders of a majority of the voting power of shares of Guess Common Stock present at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.

Your shares will be counted towards the quorum only if you submit a valid proxy or attend the Special Meeting virtually via the Internet. Shares of Guess Common Stock represented in person or by proxy (even if abstaining from voting) will be counted towards the quorum requirement.

Attending the Special Meeting

The Special Meeting will take place virtually on November 21, 2025, at 9:00 a.m. (Pacific Time). There will not be a physical meeting location. If you plan to attend, vote or participate in the virtual Special Meeting, you will need to pre-register by 9:00 a.m. (Pacific Time) on November 20, 2025. To pre-register for the Special Meeting, please visit www.cesonlineservices.com/gessm_vm and have your Proxy Card or Voting Instruction Form containing your control number available. After registering, you will receive a confirmation email with a link and instructions for accessing the virtual Special Meeting. Pre-registered stockholders may access the meeting up to 30 minutes prior to the start time. Please allow ample time for online check-in. If you are a beneficial stockholder and you wish to vote your shares online during the virtual Special Meeting, rather than submitting your voting instructions before the Special Meeting, you will need to contact your, bank, broker, trustee, or other nominee to obtain a legal proxy form that you will need to submit electronically with your ballot during the online virtual Special Meeting using a PDF, JPG, JPEG, GIF, or PNG file format. For purposes of attendance at the Special Meeting, all references in this Proxy Statement to “present” will mean virtually present at the Special Meeting.

To ask a question during the Special Meeting, you must be a stockholder and have pre-registered for the Special Meeting as discussed above. The question-and-answer session will answer questions submitted live during the Special Meeting. Questions may be submitted during the Special Meeting on the Special Meeting website using the “Ask a Question” box. Questions pertinent to matters properly before the Special Meeting will be answered during the meeting, subject to time constraints.

Votes Required

Proposal No. 1 (The Merger Proposal). Adoption of the Merger Agreement and approval of the Merger and a resolution to approve the Disposition requires (i) the Statutory Merger Approval and (ii) the Unaffiliated Stockholder Approval. Shares of Guess Common Stock not in attendance at the Special Meeting (due to a failure to attend the meeting and vote or to submit either a proxy or voting instructions), and abstentions will be treated as votes “AGAINST” the Merger Proposal for purposes of the Statutory Merger Approval, but, assuming a quorum is present, will have no effect on whether the Unaffiliated Stockholder Approval is obtained.

Proposal No. 2 (The Compensation Proposal). Approval of the Compensation Proposal requires the affirmative vote of a majority of shares of Guess Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereat, provided that a quorum exists. Assuming a quorum is present, shares of Guess Common Stock not in attendance at the Special Meeting (due to a failure to attend the meeting and vote or to submit either a proxy or voting instructions) will have no effect on the outcome of the Compensation Proposal. However, abstentions will have the same effect as a vote “AGAINST” the Compensation Proposal. As an advisory vote, the Compensation Proposal is non-binding.

Proposal No. 3 (The Adjournment Proposal). Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Guess Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereat. Shares of Guess Common Stock not in attendance at the Special Meeting (due to a failure to attend the meeting and vote or to submit either a proxy or voting instructions) will have no effect on the outcome of the Adjournment Proposal. However, abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Pursuant to our Bylaws, the only business that will be transacted at the Special Meeting will be the Merger Proposal, the Compensation Proposal and the Adjournment Proposal, as stated in the accompanying notice of the Special Meeting.

Voting

Stockholders of Record: Shares of Guess Common Stock Registered in Your Name

If, on the Record Date, your shares of Guess Common Stock are registered directly in your name with Guess’ transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting or vote by proxy using any of the following four methods:

•

Voting by Internet. To vote via the Internet, use the website or, if accessing via mobile devise, the QR Code indicated on the enclosed Proxy Card to submit your vote prior to the start of the Special Meeting;

•	Voting by Telephone. To vote by telephone, call the toll-free number on the enclosed Proxy Card to submit your vote prior to the start of the Special Meeting;

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Voting by Mail. To vote by mail, mark, date, and sign the enclosed Proxy Card and return it by mail in the postage-paid envelope provided by 8:59 p.m. (Pacific Time) on November 20, 2025 (please allow sufficient time for the Proxy Card to be delivered by such date); or

•

Voting Electronically During the Special Meeting. If you have pre-registered to attend the Special Meeting, you will also be able to vote your shares electronically during the Special Meeting by clicking on the “Shareholder Ballot” link on the virtual meeting site.

Whether or not you plan to register for and attend the Special Meeting, Guess urges you to fill out and return the Proxy Card or vote by proxy over the telephone or Internet to ensure your vote is counted.

If you fail to vote, either virtually or by proxy, your shares of Guess Common Stock will not be voted at the Special Meeting and will not be counted for purposes of determining whether a quorum exists.

Additionally, a failure to vote will have (i) the effect of counting as a vote “AGAINST” the Merger Proposal for purposes of the Statutory Merger Approval, but, assuming a quorum is present, will have no effect on whether the Unaffiliated Stockholder Approval is obtained and (ii) no effect on the Adjournment Proposal or (assuming a quorum is present) the Compensation Proposal.

Beneficial Owners: Shares of Guess Common Stock Registered in the Name of a Broker or Bank

If your shares of Guess Common Stock are held by a bank, broker, trustee, or other nominee, you are considered the beneficial owner of shares held in “street name.” Your nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares of Guess Common Stock. You should follow the instructions provided by your nominee to vote your shares of Guess Common Stock. In order to attend and vote at the Special Meeting, you will need to obtain a “legal proxy” from your nominee, identifying you as a stockholder of Guess, authorizing you to act on behalf of the nominee at the Special Meeting and specifying the number of shares of Guess Common Stock with respect to which the authorization is granted.

Your bank, broker, trustee or other nominee will only be permitted to vote your shares of Guess Common Stock if you instruct your nominee as to how to vote. You should follow the procedures provided by your nominee regarding the voting of your shares of Guess Common Stock. Under the rules of the NYSE, a nominee does not have discretionary authority to vote on “non-routine” matters without specific instructions from its customers and all of the matters to be considered at the Special Meeting are “non-routine” for this purpose. When a nominee refrains from voting your shares on a particular proposal because the bank, broker, trustee, or other nominee has not received your instructions and has discretionary authority to vote on the “routine” matters to be considered, it is called a “broker non-vote.” Because there are no routine matters to be considered at the Special Meeting, we do not expect there to be any broker non-votes.

Abstentions will be counted as present for purposes of determining whether a quorum exists. Abstentions, broker non-votes (if any), and shares not in attendance at the Special Meeting (whether due to a failure to submit a proxy or voting instructions or to vote in person at the meeting) will be treated as votes “AGAINST” the Merger Proposal for purposes of the Statutory Merger Approval, but, assuming a quorum is present, will have no effect on whether the Unaffiliated Stockholder Approval is obtained. Shares of Guess Common Stock not in attendance at the Special Meeting (whether due to a failure to submit a proxy or voting instructions or to vote in person at the meeting) will have no effect on the outcome of the Compensation Proposal or the Adjournment Proposal. However, abstentions and broker non-votes (if any) will have the same effect as a vote “AGAINST” the Compensation Proposal and the Adjournment Proposal.

Shares of Guess Common Stock Held by Guess’ Directors and Executive Officers

As of the Record Date, Guess’ directors and executive officers beneficially owned, in the aggregate, 17,990,447 shares of Guess Common Stock, collectively representing approximately 33.6% of the outstanding shares of Guess Common Stock as of the Record Date. Guess’ directors and executive officers have informed Guess that they intend to vote all of the shares of Guess Common Stock owned directly by them: (1) “FOR” the Merger Proposal (although such votes will not be considered for purposes of the Unaffiliated Stockholder Approval), (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal.

In connection with the Merger and other Transactions, Paul Marciano, Carlos Alberini, certain trusts, foundations or affiliates of each of them and of Maurice Marciano, and certain other Guess stockholders entered into the Voting Agreement, pursuant to which they have agreed to vote in favor of the Merger Proposal and the Adjournment Proposal (when adjournment would comply with the Merger Agreement), among other things. For more information, please see the section of this Proxy Statement captioned “The Voting Agreement” beginning on page 128 of this Proxy Statement.

Revocability of Proxies

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the Special Meeting by:

•	signing another Proxy Card with a later date and returning it to Guess prior to the Special Meeting;

•	submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•	delivering a written notice of revocation to Guess’ Corporate Secretary at Guess’ corporate offices prior to the Special Meeting; or

•	attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed Proxy Card.

If you have submitted a proxy, your attendance at the Special Meeting, in the absence of voting at the Special Meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares of Guess Common Stock in “street name” through a bank, broker, trustee, or other nominee, you should contact your nominee for instructions regarding how to change your vote. Depending on your nominee, you may vote at the Special Meeting if you obtain and submit a “legal proxy” from your nominee giving you the right to vote your shares at the Special Meeting.

Any adjournment or postponement of the Special Meeting, including for the purpose of soliciting additional proxies, will allow Guess’ stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Adjournment

If a quorum is not present at the Special Meeting, a vote of the stockholders holding a majority of the shares of Guess Common Stock represented at the Special Meeting or the presiding officer of the meeting, if directed by the Guess Board, may adjourn the Special Meeting, to another place, date or time. If a quorum is present, the Special Meeting may be adjourned to another place, date or time by the affirmative vote of the holders of a majority of shares of Guess Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereat or by the presiding officer of the meeting, if directed by the Guess Board based on its determination that adjournment is necessary or appropriate to enable the stockholders (i) to consider fully information which the Guess Board determines has not been made sufficiently or timely available to stockholders or (ii) otherwise to exercise effectively their voting rights. Any adjournment will be subject to compliance with applicable federal securities laws. Notice of any adjourned meeting will not be required if the date, time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed present in person and vote at such adjourned meeting is announced at the Special Meeting.

The Merger Agreement provides that Guess may not, without Authentic’s prior written consent, unless required by applicable law, adjourn or postpone the Special Meeting more than two times or for more than ten business days for each event giving rise to such postponement where Guess or Authentic reasonably believe there will be insufficient shares of Guess Common Stock present to constitute a quorum necessary to conduct the business of the Special Meeting or to obtain the Requisite Company Vote.

If the Special Meeting is adjourned or postponed, Guess’ stockholders who have already submitted their proxies will be able to revoke them at any time before they are exercised at the Special Meeting.

Solicitation of Proxies

The Guess Board, on behalf of Guess, is soliciting proxies from Guess’ stockholders for the Special Meeting. Under applicable SEC rules and regulations, the members of the Guess Board are “participants” with respect to the solicitation of proxies in connection with the Special Meeting.

The solicitation is made by mail on behalf of the Guess Board. The expense of soliciting proxies by or on behalf of Guess will be borne by Guess. Guess has retained Innisfree, a professional proxy solicitation firm, to assist in the solicitation of proxies, and provide related advice and informational support during the solicitation process, for an anticipated fee of $75,000, plus an additional $75,000 success fee and reasonable expenses. Guess has also agreed to indemnify Innisfree against losses arising out of its provisions of these services on its behalf (subject to certain exceptions). In addition, Guess may reimburse banks, brokers, trustees, and other nominees representing beneficial owners of shares of Guess Common Stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by Guess’ directors, officers, and employees, personally or by telephone, email, fax, or over the Internet. No additional compensation will be paid for such services.

Anticipated Date of Completion of the Merger

Guess currently expects that the Merger will be consummated in the fourth quarter of fiscal 2026, which ends on January 31, 2026, assuming satisfaction or waiver of all of the conditions to the Merger. However, it is possible, including as a result of factors outside the control of Guess and Authentic, that the Merger will be consummated at a later time or not at all.

Appraisal Rights

If the Merger is consummated, our stockholders (including beneficial owners of shares of our capital stock) who do not vote in favor of the approval of the Merger Proposal, who properly demand an appraisal of their shares of Guess Common Stock, who continuously hold of record or beneficially own their shares of Guess Common Stock from the date of making the demand through the Effective Time, who otherwise comply with the procedures of Section 262 of the DGCL and who do not properly withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares of Guess Common Stock in connection with the Merger under Section 262 of the DGCL. Any Guess stockholder electing to assert appraisal rights in connection with the Merger must strictly comply with all procedures required under Section 262 of the DGCL. The procedures are summarized in the section of this Proxy Statement captioned “Appraisal Rights.” If you wish to exercise appraisal rights, you should read Section 262 of the DGCL carefully and in its entirety and consult with your legal advisor, since the failure to timely and properly comply with the procedures set forth therein will result in the loss of such rights.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 21, 2025

The Notice of Special Meeting and Proxy Statement will be available on the “Investor Relations” section of Guess’ website located at investors.guess.com. The information contained on, or accessible through, Guess’ website is not incorporated in, and does not form a part of, this Proxy Statement or any other report or document filed by or furnished to the SEC by Guess.

Questions and Additional Information

If you have any questions concerning the Merger, the Special Meeting, or this Proxy Statement, would like additional copies of this Proxy Statement or need help submitting your proxy or voting your shares of Guess Common Stock, please contact Guess’ proxy solicitor at:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders Call Toll Free: (877) 825-8772

Banks and Brokers Call Collect: (212) 750-5833

PROPOSAL NO. 1: THE MERGER PROPOSAL

(Item 1 on the Proxy Card)

We are asking you to adopt the Merger Agreement and approve the Merger and a resolution approving the Disposition, which we refer to as the “Merger Proposal.” For a summary of and detailed information regarding this proposal, see the information set forth in the section of this Proxy Statement captioned “The Merger Agreement” and the other information about the Merger Agreement, including the Merger and Disposition, included throughout this Proxy Statement. A copy of the Merger Agreement is attached as Annex A to this Proxy Statement. You are urged to read the Merger Agreement carefully and in its entirety.

REQUIRED VOTE

The affirmative vote of (i) the holders of a majority of the outstanding shares of Guess Common Stock entitled to vote on this proposal, which we refer to as the “Statutory Merger Approval,” and (ii) a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the DGCL and excluding any stockholder that is not an Unaffiliated Company Stockholder), which we refer to as the “Unaffiliated Stockholder Approval,” is required for approval of this Merger Proposal. Approval of this Merger Proposal will also constitute approval of the following resolution:

“RESOLVED, that the Disposition (as defined in the proxy statement distributed to stockholders of Guess?, Inc. in connection with the solicitation of proxies to vote in favor of this resolution) is hereby authorized.”

Shares of Guess Common Stock not in attendance at the Special Meeting (due to a failure to attend the meeting and vote or to submit either a proxy or voting instructions), abstentions and broker non-votes, if any, will be treated as votes “AGAINST” the Merger Proposal for purposes of the Statutory Merger Approval, but, assuming a quorum is present, will have no effect on whether the Unaffiliated Stockholder Approval is obtained. We do not expect any broker non-votes to occur at the Special Meeting.

ACTING UPON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, THE GUESS BOARD (WITH MESSRS. MARCIANO AND ALBERINI RECUSING THEMSELVES) RECOMMENDS THAT GUESS STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.

PROPOSAL NO. 2: ADVISORY VOTE ON CERTAIN

COMPENSATION THAT MAY BE PAID OR BECOME PAYABLE TO

GUESS’ NAMED EXECUTIVE OFFICERS IN CONNECTION WITH

THE MERGER

(Item 2 on the Proxy Card)

As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, Guess is providing its stockholders with a separate non-binding, advisory vote to approve certain compensation that may be paid or become payable to its named executive officers that is based on or otherwise relates to the Merger Agreement and the Transactions, as described in the section of this Proxy Statement captioned “Special Factors—Interests of Executive Officers and Directors of Guess in the Merger,” beginning on page 77 of this Proxy Statement, which we refer to as the “Compensation Proposal.” The Guess Board encourages you to review carefully the Merger-related compensation information for the named executive officers disclosed in this Proxy Statement.

In accordance with the requirements of Section 14A of the Exchange Act, the Guess Board requests that our stockholders vote on the following resolution:

“RESOLVED, that the stockholders hereby approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Guess’ named executive officers in connection with the Merger, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section of this Proxy Statement captioned “Quantification of Payments and Benefits to Guess’ Named Executive Officers—402(t) Table,” including the footnotes to the table and the related narrative compensation disclosures.”

This vote is an advisory vote only and will not be binding on us, the Guess Board or the Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Guess Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

The Compensation Proposal is a vote separate and apart from the Merger Proposal. Accordingly, you may vote to approve the Merger Proposal and vote not to approve the Compensation Proposal and vice versa. Because the Compensation Proposal is advisory only, it will not be binding on Guess. Accordingly, if the Merger Proposal is approved and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the non-binding, advisory vote on the Compensation Proposal.

REQUIRED VOTE

The affirmative vote of a majority of shares of Guess Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereat, provided that a quorum exists, is required for approval of this Compensation Proposal. Assuming a quorum is present, shares of Guess Common Stock not in attendance at the Special Meeting (due to a failure to attend the meeting and vote or to submit either a proxy or voting instructions) will have no effect on the outcome of the Compensation Proposal. However, abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Compensation Proposal. We do not expect any broker non-votes to occur at the Special Meeting. As an advisory vote, this Compensation Proposal is non-binding.

ACTING UPON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, THE GUESS BOARD (WITH MESSRS. MARCIANO AND ALBERINI RECUSING THEMSELVES) RECOMMENDS A VOTE “FOR” THE COMPENSATION PROPOSAL.

PROPOSAL NO. 3: ADJOURNMENT OF THE SPECIAL MEETING

(Item 3 on the Proxy Card)

We are asking you to approve a proposal to adjourn the Special Meeting to a later date or dates, if deemed by the Special Committee to be necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting, which we refer to as the “Adjournment Proposal.” If our stockholders approve the Adjournment Proposal, we may adjourn the Special Meeting and any adjourned session of the Special Meeting and, among other things, use the additional time to solicit additional proxies in favor of the Merger Proposal, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Merger Proposal.

Our Bylaws provide that, when any meeting is convened, the presiding officer, if directed by the Guess Board, may adjourn the meeting if (i) no quorum is present for the transaction of business, or (ii) the Guess Board determines that adjournment is necessary or appropriate to enable the stockholders (a) to consider fully information which the Guess Board determines has not been made sufficiently or timely available to stockholders or (b) otherwise to exercise effectively their voting rights. This authority exists and may be utilized independent of any authority granted pursuant to the Adjournment Proposal.

Among other things, approval of the Adjournment Proposal could mean that, even if Guess had received proxies representing a sufficient number of votes against the Merger Proposal such that the Merger Proposal would not be approved by Guess’ stockholders, Guess could adjourn the Special Meeting without a vote on the Merger Proposal and seek to convince the holders of those shares of Guess Common Stock to change their votes to votes in favor of any such proposal. Additionally, Guess may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

Notwithstanding the foregoing, our right to adjourn or postpone the Special Meeting, the number of times that we may adjourn or postpone the Special Meeting, and the duration of any such adjournment or postponement, is subject to the terms of the Merger Agreement.

If the Special Meeting is adjourned or postponed to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed. The vote on the Adjournment Proposal is a vote separate and apart from the vote to approve the Merger Proposal. We do not intend to call a vote on the Adjournment Proposal if the Merger Proposal is approved at the Special Meeting.

REQUIRED VOTE

The affirmative vote of the holders of a majority of shares of Guess Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereat is required for approval of the Adjournment Proposal. Shares of Guess Common Stock not in attendance at the Special Meeting (due to a failure to attend the meeting and vote or to submit either a proxy or voting instructions) will have no effect on the outcome of the Adjournment Proposal. However, abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Adjournment Proposal. We do not expect any broker non-votes to occur at the Special Meeting.

ACTING UPON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, THE GUESS BOARD (WITH MESSRS. MARCIANO AND ALBERINI RECUSING THEMSELVES) RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER IMPORTANT INFORMATION REGARDING GUESS

Directors and Executive Officers of Guess

The Guess Board presently consists of seven members. The persons listed below are the directors and executive officers of Guess as of the date of this Proxy Statement. The Merger Agreement provides, however, that the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation from and after the Effective Time.

The Merger Agreement also provides that the officers of Guess immediately prior to the Effective Time will, from and after the Effective Time, be the officers of the Surviving Corporation and will hold office until their successors are duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and the bylaws of the Surviving Corporation or applicable law.

None of these persons nor Guess has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), and none of these persons has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

All of the directors and executive officers can be reached at Guess?, Inc., 1444 South Alameda Street, Los Angeles, California 90021, and each of the directors and executive officers is a citizen of the United States, other than Ms. Michael and Mr. Toni, who are citizens of Italy.

Directors

Name	Age	Position

Paul Marciano	73	Chief Creative Officer and Director

Carlos Alberini	70	Chief Executive Officer and Director

Alex Yemenidjian	69	Chairman of the Board

Anthony Chidoni	73	Director

Christopher Lewis	59	Director

Elsa Michael	73	Director

Deborah Weinswig	55	Director

Paul Marciano has served as a director of the Guess Board since 1990. Mr. Marciano joined Guess two months after its inception in 1981. Since that time, he has served in a number of senior executive positions with Guess, including in his current role as Chief Creative Officer, a position he has held since August 2015. From August 2015 until June 2018, he also served as Executive Chairman of the Guess Board. From 2007 until August 2015, Mr. Marciano served as Chief Executive Officer and Vice Chairman of the Guess Board, and between 1999 and 2007, he served as Co-Chairman of the Guess Board and Co-Chief Executive Officer. Mr. Marciano brings to the Guess Board a vast amount of knowledge and experience accumulated over the life of the Guess brand.

Carlos Alberini has served as the Chief Executive Officer and a member of the Guess Board since February 2019. He previously served as Chairman and Chief Executive Officer of Lucky Brand, a denim-focused apparel company, from February 2014 until February 2019. Mr. Alberini served as the Co-Chief Executive Officer of RH (NYSE: RH) (formerly known as Restoration Hardware Holdings, Inc.), a luxury home-furnishings company, from June 2010 through October 2012 and from July 2013 through January 2014, and he served as the sole Chief Executive Officer of RH from October 2012 through July 2013. Mr. Alberini previously served as our President and Chief Operating Officer from December 2000 to June 2010 (and as Interim Chief Financial Officer from

May 2006 to July 2006). From October 1996 to December 2000, Mr. Alberini served as Senior Vice President and Chief Financial Officer of Footstar, Inc., a retailer of footwear. From May 1995 to October 1996, Mr. Alberini served as Vice President of Finance and Acting Chief Financial Officer of the Melville Corporation, a retail holding corporation. From 1987 to 1995, Mr. Alberini was with The Bon-Ton Stores, Inc., an operator of department stores, in various capacities, including Corporate Controller, Senior Vice President, Chief Financial Officer and Treasurer. Prior to that, Mr. Alberini served in various positions at PricewaterhouseCoopers LLP, an audit firm. Mr. Alberini has served on the board of directors of RH since June 2010.

Alex Yemenidjian has served as the Chairman of the Guess Board since 2020. He served as the Chairman of the Board and Chief Executive Officer of Oshidori International Development LTD, a Japanese company established to develop an integrated resort in Japan, from June 2020 to September 2022. Between January 2005 and June 2020, he served as Chairman of the Board and Chief Executive Officer of Armenco Holdings, LLC, a private investment company. He was a co-owner and served as Chairman of the Board and Chief Executive Officer of Tropicana Las Vegas Hotel & Casino, Inc., an owner and operator of casino hotels, from July 2009 to August 2015. Mr. Yemenidjian served as Chairman of the Board and Chief Executive Officer of Metro-Goldwyn-Mayer, Inc., a leading entertainment company, from April 1999 to April 2005 and was a director thereof from November 1997 to April 2005. Mr. Yemenidjian also served as a director of MGM Resorts International (“MGM”) (formerly MGM Grand, Inc. and MGM Mirage Resorts, Inc.), a global entertainment company, from 1989 to 2005 and was its President from 1995 to 1999. He also served MGM in other capacities, including as Chief Operating Officer from 1995 until 1999 and as Chief Financial Officer from 1994 to 1998. In addition, Mr. Yemenidjian served as an executive of Tracinda Corporation, the majority owner of both Metro-Goldwyn-Mayer Inc. and MGM, from 1990 to 1997 and again during 1999. Prior to 1990, Mr. Yemenidjian was the managing partner of Parks, Palmer, Turner & Yemenidjian, Certified Public Accountants. Mr. Yemenidjian has served as a trustee of Baron Investment Funds Trust (where he also sits on its audit and nominating committees) and Baron Select Funds, both mutual funds, since 2006. He also served as non-executive Chairman of Oshidori International Holdings Ltd, a financial services company, from June 2020 until September 2022, and as a director of Green Thumb Industries Inc., a multi-state grower, producer and retailer of cannabis products, from June 2019 to December 2020.

Anthony Chidoni has served as a director of the Guess Board since 2002. Mr. Chidoni has been the principal and owner of Lorelle Capital, a private hedge fund, since January 2004. From January 1990 to January 2004, he was the Managing Director of the Private Client Business in the Los Angeles office of investment bank Credit Suisse First Boston and its predecessor, Donaldson Lufkin & Jenrette, where he had served in various positions for 21 years. Mr. Chidoni also served as co-Chief Executive Officer of XStream Systems Inc., a company specializing in next generation equipment for material identification in the pharmaceutical industry, from 2010 to 2014.

Christopher Lewis has served as a director of the Guess Board since 2025. Mr. Lewis previously served as Chief Legal Officer and General Counsel of Edward Jones, a financial services company, from July 2015 until his retirement in March 2023. Prior to serving as General Counsel, Mr. Lewis served as Deputy General Counsel from January 2007 to July 2015. Prior to joining Edward Jones, Mr. Lewis served as Special Counsel at Duane Morris LLP from 2004 to 2006 and as an associate at K&L Gates LLP from 2000 to 2004. Mr. Lewis currently sits on the board of directors of Big Brothers Big Sisters of Eastern Missouri and serves as the co-chair of the governance and nominating committee of the Manhattanville University Board of Trustees. Mr. Lewis received his juris doctorate from Columbia Law School and his B.A. in political science from Manhattanville University.

Elsa Michael has served as a director of the Guess Board since 2024. Ms. Michael has over 25 years of experience in the fashion industry, having served in various non-executive merchandising positions for Guess’ European operations from 1994 until her retirement in July 2019, including most recently as Merchandising Director from 2015 to July 2019. Ms. Michael is also president and co-founder of Smile Project, a charitable organization based in Italy with a mission to provide clean water, food, energy, and education for children, primarily in her birth country of Eritrea.

Deborah Weinswig has served as a director of the Guess Board since 2018. Ms. Weinswig is the founder and Chief Executive Officer of Coresight Research, Inc., a provider of research and advisory services to brands and investors, where she has served since February 2018. From 2014 until February 2018, she served as Managing Director for Fung Global Retail and Technology (“FGRT”), the think tank for the Fung Group of companies, which operate trading, logistics, distribution and retail businesses. Prior to leading FGRT, Ms. Weinswig served as Chief Customer Officer for Profitect Inc., a predictive analytics and big data software provider, and in a number of roles with Citigroup, Inc., most recently as Managing Director and Head of the Global Staples and Consumer Discretionary team at Citi Research. In addition, Ms. Weinswig serves on the advisory board for a number of accelerators and on the board for a number of philanthropic organizations. Ms. Weinswig is a Certified Public Accountant and holds an M.B.A. from the University of Chicago. Ms. Weinswig currently serves on the board of directors of Xcel Brands, Inc., a consumer products company (where she also serves on its audit committee), and serves as trustee of Primaris REIT, a real estate investment company that manages retail properties (where she also serves on its audit committee and its compensation, governance and nominating committee). She previously served on the board of directors of Nogin, Inc., a cloud-based eCommerce platform for brands and merchants, from August 2022 until February 2023, and CHW Acquisition Corporation, a special purpose acquisition company that ultimately merged with Wag! Labs, Inc., a pet services marketplace company, from August 2021 until August 2022.

Executive Officers

Name	Age	Position
Alberto Toni	57	Chief Financial Officer
Fabrice Benarouche	50	Senior Vice President Finance, Investor Relations and Chief Accounting Officer

Information on the business background of Carlos Alberini, our Chief Executive Officer, and Paul Marciano, our Chief Creative Officer, is set forth in the section of this Proxy Statement captioned “—Directors” above.

Alberto Toni currently serves as our Chief Financial Officer, a position he has held since June 2025. Mr. Toni previously served as the Chief Financial Officer of Flos B&B Italia Group S.p.A., an international design company from May 2023 to May 2025. Prior to that, Mr. Toni served as Chief Financial Officer of Bata Group SA, a global retail footwear company, from July 2016 to April 2023. Mr. Toni has also served as Chief Financial Officer of Deoleo SA, a multinational food company, from June 2015 to June 2016 and for 17 years in several roles in various branches of Heineken International B.V., an international brewing company, including most recently as Senior Finance Director, Heineken Western Europe Region from September 2013 to June 2015, and VP Finance, Heineken Brasil from May 2010 to August 2013. Mr. Toni is a chartered accountant and certified tax advisor and received his Bachelor’s Degree in Economics from Università Cattolica del Sacro Cuore of Milan (Italy).

Fabrice Benarouche currently serves as our Senior Vice President Finance, Investor Relations and Chief Accounting Officer, a position he has held since April 2023. Mr. Benarouche previously served as our Vice President, Finance and Investor Relations from 2014 to April 2023 after having joined Guess in 2006 and serving in various other financial roles. Prior to joining Guess, Mr. Benarouche was a manager at Ineum Consulting (Deloitte Consulting, acquired by Management Consulting Group, PLC), a consulting firm in Paris, France. Mr. Benarouche received a Master of Science in Information Technology from Telecom Sud Paris. Mr. Benarouche is the nephew of Paul Marciano, our Chief Creative Officer and member of the Guess Board.

Book Value per Share

As of August 2, 2025, the book value per share of Guess Common Stock was $9.46. Book value per share is computed by dividing total common equity attributable to Guess?, Inc. of $487,551,101 by the total number of shares of Guess Common Stock outstanding on that date, or 51,530,254 shares, which does not include any additional shares of Guess Common Stock in connection with unvested Guess equity awards that will vest as a result of the Merger.

Market Price of Guess Common Stock and Dividends

Guess Common Stock is listed on the NYSE under the symbol “GES.” Guess has been committed to paying a regular dividend on Guess Common Stock based on its operating performance and availability of cash. However, Guess had no formal policy regarding dividends, and the declaration of dividends was subject to approval by the Guess Board and its continuing determination that such declaration of dividends was in the best interests of Guess and its stockholders. The terms of the Merger Agreement do not allow Guess to declare or pay a dividend on Guess Common Stock except for (i) dividends or other distributions paid by any subsidiary of Guess or to any other subsidiary of Guess that are not reasonably expected to adversely impact or delay the Phase I Restructuring or the Pre-Closing Restructuring and (ii) Guess’ regular quarterly dividends that are payable to the holders of Guess Common Stock following August 20, 2025 until the Closing, payable in cash in an amount not to exceed $0.225 per share of Guess Common Stock per quarter. See the section of this Proxy Statement captioned “The Merger Agreement—Conduct of Guess’ Business During the Pendency of the Merger.”

On October 16, 2025, the most recent practicable date before this Proxy Statement was distributed to Guess’ stockholders, the closing price for shares of Guess Common Stock on the NYSE was $16.80 per share. On August 19, 2025, the last trading day prior to the public announcement of the signing of the Merger Agreement, the closing price for shares of Guess Common Stock on the NYSE was $13.34 per share. On March 14, 2025, the last trading day before Guess announced the receipt of an unsolicited, non-binding proposal to acquire Guess from a third party, the closing price for shares of Guess Common Stock on the NYSE was $9.70 per share. You are encouraged to obtain current market quotations for shares of Guess Common Stock in connection with voting your shares of Guess Common Stock at the Special Meeting.

The following table sets forth, for the periods indicated, the high and low sales price of and cash dividends paid on shares of Guess Common Stock on the NYSE.

Fiscal Year	High	Low	Dividend Paid
2024
First Quarter	$24.15	$17.68	$0.225
Second Quarter	$21.18	$17.21	$0.30
Third Quarter	$24.84	$17.92	$0.30
Fourth Quarter	$24.60	$20.43	$0.30
2025
First Quarter	$33.50	$22.34	$2.25	(1)
			$0.30
Second Quarter	$27.41	$19.58	$0.30
Third Quarter	$22.88	$16.88	$0.30
Fourth Quarter	$18.07	$12.42	$0.30
2026
First Quarter	$12.82	$8.48	$0.30
Second Quarter	$13.82	$10.29	$0.30

(1)	Special dividend.

If the Merger is completed, Guess Common Stock will be delisted from the NYSE, will be deregistered under the Exchange Act, and will cease to be publicly traded.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information available to Guess as of October 20, 2025, except to the extent indicated otherwise in the footnotes, with respect to shares of Guess Common Stock held by (i) each director on our Board, (ii) our named executive officers (as described under the section of this Proxy Statement captioned “Special Factors—Interests of Executive Officers and Directors of Guess in the Merger” above), (iii) all of our current directors and executive officers as a group and (iv) each person believed by us to beneficially own more than 5% of our outstanding shares of Guess Common Stock.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner(1)	Number of Shares	Percent of Class(2)
Named Executive Officers:
Paul Marciano(3)	14,876,944	28.3%
Carlos Alberini(4)	2,371,485	4.5%
Alberto Toni(4)	—	*
Fabrice Benarouche(4)	238,833	*
Dennis R. Secor(4)	75,229	*
Markus Neubrand(5)	—	*
Non-Employee Directors:
Anthony Chidoni(4)	231,606	*
Christopher Lewis(4)	19,360	*
Elsa Michael(4)	7,735	*
Deborah Weinswig(4)	41,354	*
Alex Yemenidjian(4)	203,130	*
All current directors and executive officers as a group (9 persons)(6)	17,990,447	33.6%
5% Stockholders:
Maurice Marciano(7)	4,947,179	9.5%
Dimensional Fund Advisors LP(8) 6300 Bee Cave Road, Building One, Austin, Texas, 78746	3,503,612	6.7%
BlackRock, Inc.(9) 50 Hudson Yards, New York, New York, 10001	2,797,065	5.4%

*	Less than 1.0%
(1)

Except as described below and subject to applicable community property laws and similar laws, each person listed above has sole voting and investment power with respect to such shares. Except as otherwise stated, this table is based upon information supplied by officers, directors and principal stockholders. Except as indicated above, the business address for each person is: c/o Guess?, Inc., 1444 South Alameda Street, Los Angeles, California 90021.

(2)

The number of shares outstanding used in calculating the percentages for each person includes shares that may be acquired by such person upon the exercise of options exercisable or restricted stock units vesting within 60 days of October 20, 2025, but excludes shares underlying options or restricted stock units held by any other person. The percent of beneficial ownership is based on 52,151,734 shares of Guess Common Stock outstanding on October 20, 2025.

(3)

Includes shares of Guess Common Stock beneficially owned by Paul Marciano as follows: 158,693 shares held directly; 10,654,866 shares held indirectly through the Paul Marciano Trust; 377,700 shares held indirectly through the Paul Marciano Foundation; 1,081,700 shares held indirectly through ENRG Capital, LLC (with respect to which he has sole voting power over 270,425 shares, no voting power over the remainder and sole investment power); 170,666 shares held indirectly through G Financial Holdings, LLC (with respect to which he has no voting power and sole investment power); 339,005 shares held indirectly through G Financial Holdings II, LLC (with respect to which he has no voting power and sole investment power); 900,000 shares held indirectly through Carolem Capital, LLC (with respect to which he has no voting power and sole investment power); 92,401 shares held indirectly through Next Step Capital LLC; 277,470 shares held indirectly through Next Step Capital II LLC; 105,977 shares held indirectly through the

Exempt Gift Trust under the Next Step Trust; 370,309 shares held indirectly through the Nonexempt Gift Trust under the Next Step Trust; and 348,157 shares that may be acquired upon the exercise of options exercisable within 60 days of October 20, 2025. Amounts include 2,000,000 shares pledged as security under revolving lines of credit as of October 20, 2025. Amounts exclude 869,118 restricted stock units subject to time-based vesting restrictions that will not vest within 60 days of October 20, 2025. To avoid double counting shares for purposes of this table, total holdings do not include the following amounts shown in the holdings of Maurice Marciano in footnote (7) below: 4,025,109 shares held by the Maurice Marciano Trust (with respect to which Paul Marciano has shared voting and investment power); 11,400 shares held by Next Step Capital LLC (with respect to which Paul Marciano has shared voting power, and sole investment power); 277,470 shares held by Next Step Capital II LLC (with respect to which Paul Marciano has shared voting power and sole investment power); 300,000 shares held by Carolem Capital, LLC (with respect to which Paul Marciano has shared voting power and sole investment power); and 50,000 shares held by Maurice & Paul Marciano Art Foundation (with respect to which Paul Marciano has shared voting and investment power).

(4)

Includes shares of Guess Common Stock that may be acquired upon the exercise of options exercisable within 60 days of October 20, 2025, as follows: Carlos Alberini, 948,157 shares (Mr. Alberini’s amounts do not include an additional 1,015,042 restricted stock units subject to performance and time-based vesting restrictions that will not vest within 60 days of October 20, 2025); Alberto Toni, no shares; Fabrice Benarouche, 139,200 shares (Mr. Benarouche’s amounts do not include 40,571 restricted stock units subject to performance and time-based vesting conditions that will not vest within 60 days of October 20, 2025); Dennis Secor, no shares; Anthony Chidoni, no shares; Christopher Lewis, no shares; Elsa Michael, no shares (Ms. Michael’s amount does not include 14,446 restricted stock units subject to time-based vesting restrictions that will not vest within 60 days of October 20, 2025); Deborah Weinswig, no shares; Alex Yemenidjian, no shares.

(5)	Mr. Neubrand resigned from his position as Chief Financial Officer of Guess effective August 26, 2024 and as an employee of Guess effective September 30, 2024.
(6)	Includes 1,435,514 shares of Guess Common Stock that may be acquired upon the exercise of options within 60 days of October 20, 2025.
(7)

Includes shares of Guess Common Stock beneficially owned by Maurice Marciano as follows: 4,025,109 shares held indirectly through the Maurice Marciano Trust (with respect to which he has shared voting and investment power); 283,200 shares held indirectly through the Maurice Marciano Family Foundation (with respect to which he has shared voting and investment power); 50,000 shares held indirectly through the Maurice & Paul Marciano Art Foundation (with respect to which he has shared voting and investment power); 300,000 shares held indirectly through Carolem Capital, LLC (with respect to which he has shared voting power and no investment power); 11,400 shares held indirectly through Next Step Capital LLC (with respect to which he has shared voting power and no investment power); and 277,470 shares held indirectly through Next Step Capital II LLC (with respect to which he has shared voting power and no investment power). Amounts include 2,000,000 shares pledged as security under revolving lines of credit as of October 20, 2025.

(8)

With respect to information relating to Dimensional Fund Advisors LP, we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on February 9, 2024. According to the Schedule 13G/A, as of December 29, 2023, Dimensional Fund Advisors LP reported sole voting power with respect to 3,442,962 shares and sole investment power with respect to 3,503,612 shares.

(9)

With respect to information relating to BlackRock, Inc., we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on July 17, 2025. According to the Schedule 13G/A, as of June 30, 2025, BlackRock, Inc. reported sole voting power with respect to 2,780,687 shares and sole investment power over 2,797,065 shares.

Certain Transactions in Guess Common Stock

The following table sets forth the amount of Guess Common Stock purchased by Guess, the range of prices paid and the average purchase price for each fiscal quarter during the past two years.

Fiscal Year	Total Number of Shares Purchased	Average Price Paid per Share	Highest Price Paid per Share	Lowest Price Paid per Share
2024 Q3	—	$—	$—	$—
2024 Q4	915,467	$23.05	$23.05	$23.05
2025 Q1	417,158	$30.76	$31.47	$27.35
2025 Q2	2,274,140	$21.97	$24.63	$19.65
2025 Q3	—	$—	$—	$—
2025 Q4	—	$—	$—	$—
2026 Q1	—	$—	$—	$—
2026 Q2	—	$—	$—	$—

Other than as set forth above, and other than the Merger Agreement, as discussed in the section of this Proxy Statement captioned “The Merger Agreement,” and agreements entered into in connection therewith, including the Voting Agreement discussed in the section of this Proxy Statement captioned “The Voting Agreement” and the Interim Investors Agreement discussed in the section of this Proxy Statement captioned “The Interim Investors Agreement,” and certain activity related to Guess’ equity compensation awards discussed elsewhere in this Proxy Statement, Guess, its directors and executive officers, Authentic, Parent, Merger Sub, and the Rolling Stockholders and each of their affiliates have not (i) executed any transactions with respect to shares of Guess Common Stock during the past 60 days or (ii) purchased shares of Guess Common Stock during the past two years.

Past Contacts, Transactions, Negotiations, and Agreements

Except as described above in the sections of this Proxy Statement captioned “Special Factors—Background of the Merger” and “—Certain Transactions in Guess Common Stock,” and other than the Merger Agreement and agreements entered into in connection therewith, including the Voting Agreement (as discussed in the sections of this Proxy Statement captioned “The Merger Agreement” and “The Voting Agreement”) and the Interim Investors Agreement (as discussed in the sections of this Proxy Statement captioned “The Merger Agreement” and “The Interim Investors Agreement”), and certain activity related to Guess’ equity compensation awards discussed elsewhere in this Proxy Statement, during the past two years: (i) there were no negotiations, transactions or material contacts between Guess and its affiliates, on the one hand, and Authentic or Parent, on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of Guess’ securities, election of Guess’ directors or sale or other transfer of a material amount of assets of Guess, (ii) Guess and its affiliates did not enter into any other transaction with an aggregate value exceeding 1% of Guess’ consolidated revenues with Authentic or Parent and (iii) none of Guess’ executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with Authentic or Parent.

Prior Public Offerings

None of Guess, its directors and executive officers, Authentic, Parent, Merger Sub, the Rolling Stockholders nor any of their respective affiliates have made an underwritten public offering of shares of Guess Common Stock for cash during the past three years that was registered under the Securities Act of 1933, as amended (the “Securities Act”), or exempt from registration under Regulation A promulgated under the Securities Act.

IMPORTANT INFORMATION REGARDING AUTHENTIC

The following table sets forth the (i) name, (ii) principal business or, as applicable, present principal occupation or employment and five-year history of material occupations, positions, offices or employment, and (iii) current business address and telephone number for the directors and officers of Authentic. Matthew Maddox, Kevin Wills, Jay Dubiner, Chris Stadler, Chris Baldwin, Scot French, Andrew Crawford and Jonathan Seiffer are citizens of the United States of America. Usama Cortas is a dual citizen of the United States of America and Lebanon. Jamie Salter is a citizen of Canada. During the past five years, none of the persons listed in the table below has been (a) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. None of the persons listed in the following table beneficially owns any shares of Guess Common Stock.

Name	Present Principal Occupation or Employment/Principal Business/Five-Year Employment History	Business Address and Telephone

Jamie Salter	Chairman, Chief Executive Officer, and Director at Authentic Brands Group LLC since 2010.	1411 Broadway, 21st Floor, New York, New York 10018 (212) 760-2410

Matthew Maddox	President at Authentic Brands Group LLC since 2025.	1411 Broadway, 21st Floor, New York, New York 10018 (212) 760-2410

	Senior Advisor to The Apollo Group, a hospitality management company, from 2024 to 2025.	6950 NW 77th Court Doral, Florida 33166

	Founder and Chief Executive Officer of Maddox Hospitality LLC, a hospitality consulting business, from 2024 to 2025.	2831 St Rose Pkwy #200 Henderson, NV 89052

	Chief Executive Officer of Wynn Resorts, Limited, a hotel and casino developer and operator, from 2018 to 2022.	3131 Las Vegas Boulevard South Las Vegas, Nevada 89109

Kevin Wills	Chief Financial Officer at Authentic Brands Group LLC since 2023.	1411 Broadway, 21st Floor, New York, New York 10018 (212) 760-2410

	Chief Financial Officer of Pilot Corporation, a petroleum company, from 2019 to 2023.	5508 Lonus Drive Knoxville, Tennessee 37909

Jay Dubiner	Chief Legal Officer at Authentic Brands Group LLC since 2015.	1411 Broadway, 21st Floor, New York, New York 10018 (212) 760-2410

Chris Stadler	Managing Partner at CVC Advisors (U.S.) Inc., a private equity firm, since 2007.	767 Fifth Avenue, 14th Floor, New York, New York 10153 (212) 265-6222

Chris Baldwin	Managing Partner at CVC Advisors (U.S.) Inc., a private equity firm, since 2020.	767 Fifth Avenue, 14th Floor, New York, New York 10153 (212) 265-6222

Name	Present Principal Occupation or Employment/Principal Business/Five-Year Employment History	Business Address and Telephone

	Chairman, President, and Chief Executive Officer at BJ’s Wholesale Club Holdings, Inc., a warehouse club business, from 2015 to 2020.	350 Campus Drive Marlborough, Massachusetts 01752

Scot French	Co-President and Founding Partner at HPS Investment Partners, LLC, a private equity firm, since 2007.	40 W 57th Street, 33rd Floor, New York, New York 10019 (212) 287-6767

Andrew Crawford	Managing Director, Global Head of Consumer Investments at General Atlantic Service Company, LP, a private equity firm, since 2014.	55 East 52nd Street, 33rd Floor, New York New York 10055 (212) 715-4000

Jonathan Seiffer	Senior Partner at Leonard Green & Partners, L.P., a private firm, since 2016	11111 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025 (310) 954-0444

Usama Cortas	Partner at Leonard Green & Partners, L.P., a private equity firm, since 2015.	11111 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025 (310) 954-0444

IMPORTANT INFORMATION REGARDING PARENT AND MERGER SUB

Parent

The following table sets forth the (i) name, (ii) principal business or, as applicable, present principal occupation or employment and five-year history of material occupations, positions, offices or employment and (iii) current business address and telephone number for the directors and officers of Parent. Matthew Maddox and Jay Dubiner are citizens of the United States of America. During the past five years, none of the persons listed in the table below has been (a) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated in the table below, none of the persons listed in the following table beneficially owns any shares of Guess Common Stock.

Name	Present Principal Occupation or Employment/Principal Business/Five-Year Employment History	Business Address and Telephone
Matthew Maddox

President at Authentic Brands Group LLC since 2025.

Senior Advisor to The Apollo Group, a hospitality

management company, from 2024 to 2025.

Founder and Chief Executive Officer of Maddox

Hospitality LLC, a hospitality consulting business,

from 2024 to 2025.

Chief Executive Officer of Wynn Resorts, Limited, a

hotel and casino developer and operator, from 2018 to

2022.

1411 Broadway, 21st Floor, New York, New York 10018 (212) 760-2410 6950 NW 77th Court Doral, Florida 33166 2831 St Rose Pkwy #200 Henderson, NV 89052 3131 Las Vegas Blvd South Las Vegas, Nevada 89109

Jay Dubiner	Chief Legal Officer at Authentic Brands Group LLC since 2015.	1411 Broadway, 21st Floor, New York, New York 10018 (212) 760-2410

Merger Sub

The following table sets forth the (i) name, (ii) principal business or, as applicable, present principal occupation or employment and five-year history of material occupations, positions, offices, or employment, and (iii) current business address and telephone number for the directors and officers of Merger Sub. Matthew Maddox and Jay Dubiner are citizens of the United States of America. During the past five years, none of the persons listed in the table below has been (a) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, none of the persons listed in the following table beneficially owns any shares of Guess Common Stock.

Name	Present Principal Occupation or Employment/Principal Business/Five-Year Employment History	Business Address and Telephone
Matthew Maddox

President at Authentic Brands Group LLC since 2025.

Senior Advisor to The Apollo Group, a hospitality

management company, from 2024 to 2025.

Founder and Chief Executive Officer of Maddox

Hospitality LLC, a hospitality consulting business,

from 2024 to 2025.

Chief Executive Officer of Wynn Resorts, Limited, a

hotel and casino developer and operator, from 2018 to

2022.

1411 Broadway, 21st Floor, New York, New York 10018 (212) 760-2410 6950 NW 77th Court Doral, Florida 33166 2831 St Rose Pkwy #200 Henderson, NV 89052 3131 Las Vegas Blvd South Las Vegas, Nevada 89109

Jay Dubiner	Chief Legal Officer at Authentic Brands Group LLC since 2015.	1411 Broadway, 21st Floor, New York, New York 10018 (212) 760-2410

IMPORTANT INFORMATION REGARDING THE ROLLING STOCKHOLDERS

The following table sets forth each Rolling Stockholder’s (i) name, (ii) principal business or, as applicable, present principal occupation or employment and five-year history of material occupations, positions, offices or employment, (iii) current business address and telephone number, and (iv) unless included by reference to disclosure elsewhere in this Proxy Statement, the beneficial ownership information of the Rolling Stockholders in the table below is as reported in the Rolling Stockholders’ Schedule 13D/A filed with the SEC on August 21, 2025, except that percentages have been calculated based on 52,151,734 shares of Guess Common Stock outstanding as of October 20, 2025 (the “Outstanding Shares”). Paul Marciano, Carlos Alberini, Michael Karlin, Steven Lockshin, and Mark Silah are citizens of the United States of America. Olivia Marciano and Nicolai Marciano are dual citizens of the United States of America and France. William F. Payne is a citizen of Canada. Maurice Marciano and David Tordjman are citizens of the Republic of France. During the past five years, none of the persons or entities listed in the table below has been (a) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Paul Marciano is the Chief Creative Officer of Guess and a member of the Guess Board, Maurice Marciano formerly served as Chief Executive Officer of Guess and a member of the Guess Board, Carlos Alberini is the Chief Executive Officer of Guess and a member of the Guess Board, and Nicolai Marciano is the Chief New Business Development Officer of Guess.

Name	Present Principal Occupation or Employment/Principal Business/Five- Year Employment History	Business Address and Telephone

Paul Marciano(1)	Chief Creative Officer of Guess since August 2015.	1444 South Alameda Street, Los Angeles, California 90021 (310) 246-1134

Maurice Marciano(2)	Not presently employed. Formerly served as Chief Executive Officer of Guess from 1993-2007 and as Chairman of the Board of Guess from 1993-2011.	1444 South Alameda Street, Los Angeles, California 90021 (310) 246-1134

Carlos Alberini(3)	Chief Executive Officer of Guess since February 2019.	1444 South Alameda Street, Los Angeles, California 90021 (213) 765-5585

Michael Karlin, solely in his capacity as the sole member of the tax committee of Palma Fiduciary, LLC for the MM 2020 Exempt Trust(4)	Partner at NKSFB, LLC, a business management firm, since 1981.	10960 Wilshire Boulevard, 5th Floor, Los Angeles, CA 90024 (310) 277-4657

Steven Lockshin, solely in his capacity as the sole member of the tax committee of Palma Fiduciary, LLC for the PM 2021 Exempt Trust(5)	Principal at AdvicePeriod, an investment advisor, since 2013.	2121 Avenue of the Stars, #2400, Los Angeles, CA 90067 (424) 281-3600

Name	Present Principal Occupation or Employment/Principal Business/Five- Year Employment History	Business Address and Telephone

Olivia Marciano, solely in her capacities as the sole member of the investment committee of Palma Fiduciary, LLC for the Maurice Marciano Charitable Remainder Unitrust II and as a director of the Maurice Marciano Family Foundation(6)

	Owner of OM Creative LLC, a consulting firm, since April 2019 and The Middle LLC, a home goods company, since June 2024.	144 S. Beverly Drive, Suite 600, Beverly Hills, CA 90212 (310) 246-1134

William F. Payne, solely in his capacities as the investment director for MM CRUT II LLC, as the sole member of the investment committee of Palma Fiduciary, LLC for the Maurice Marciano Charitable Remainder Unitrust and as a director of the Maurice Marciano Family Foundation(7)

	Chief Executive Officer of Beverly Pacific, LLC, a private equity company, since April 2008.	144 S. Beverly Drive, Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Mark Silah, solely in his capacity as the investment director of MM CRUT LLC(8)	Partner at NKSFB, LLC, a business management firm, since 1998.	10960 Wilshire Boulevard, 5th Floor, Los Angeles, CA 90024 (310) 277-4657

David Tordjman, solely in his capacities as the trustee and adviser of the G2 Trust and Exempt G2 Trust and as the sole member of the investment committee of Palma Fiduciary, LLC for the MM 2020 Exempt Trust and PM 2021 Exempt Trust(9)

	Founder of Jenny Investments LLC, a real estate and venture capital investing business, since August 2010.	144 S. Beverly Drive, Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Nicolai Marciano(10)	Chief New Business Development Officer of Guess, since March 2023, Director of Specialty Marketing & Brand Partnerships at Guess since August 2018.	144 S. Beverly Drive, Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Paul Marciano Trust(11)	A trust formed under the laws of the State of California. The Trustee is Paul Marciano. The principal business of the Paul Marciano Trust is to manage the assets of the trust for the beneficiary thereof. Paul Marciano is currently the beneficiary of the Paul Marciano Trust.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

PM 2021 Exempt Trust(12)	A trust formed under the laws of the State of Nevada. The Trustee is Palma Fiduciary, LLC. The principal business of the PM 2021	100 West Liberty St., Suite 750, Reno, NV 89501 (775) 788-2000

Name	Present Principal Occupation or Employment/Principal Business/Five- Year Employment History	Business Address and Telephone
Exempt Trust is to manage the assets of the trust for the beneficiaries thereof. The descendants of Paul Marciano are the current beneficiaries of the PM 2021 Exempt Trust.

ENRG Capital LLC(13)	A limited liability company organized under the laws of the State of California. The Manager is William F. Payne. The principal business of ENRG Capital LLC is investment management.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

G Financial Holdings, LLC(14)	A limited liability company organized under the laws of the State of California. The Manager is Michael Karlin. The principal business of G Financial Holdings, LLC is investment management.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

G Financial Holdings II, LLC(15)	A limited liability company organized under the laws of the State of California. The Manager is Michael Karlin. The principal business of G Financial Holdings II, LLC is investment management.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

G2 Trust(16)	A trust formed under the laws of the State of California. The Trustee is David Tordjman. The principal business of the G2 Trust is to manage the assets of the trust for the beneficiaries thereof. Certain of Paul Marciano’s family members and friends are the current beneficiaries of the G2 Trust.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Exempt G2 Trust(17)	A trust formed under the laws of the State of California. The Trustee is David Tordjman. The principal business of the Exempt G2 Trust is to manage the assets of the trust for the beneficiaries thereof. Certain of Paul Marciano’s family members and friends are the current beneficiaries of the Exempt G2 Trust.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Name	Present Principal Occupation or Employment/Principal Business/Five- Year Employment History	Business Address and Telephone

Alberini Family LLC(18)	A limited liability company formed under the laws of the State of California. The Member is Carlos Alberini. The principal business of Alberini Family LLC is to manage the assets of the entity for the benefit of the owners thereof.	1005 Benedict Canyon Dr., Beverly Hills, CA 90210 (415) 393-7532

Carlos and Andrea Alberini Trust(19)	A trust formed under the laws of the State of California. The Trustees are Carlos Alberini and Andrea Alberini. The principal business of the Carlos and Andrea Alberini Trust is to manage the assets of the trust for the beneficiaries thereof. Carlos Alberini and Andrea Alberini are currently the beneficiaries of the Carlos and Andrea Alberini Trust.	1005 Benedict Canyon Dr., Beverly Hills, CA 90210 (310) 785-6086 (310) 995-3811

MM CRUT LLC(20)	A limited liability company organized under the laws of the State of Delaware. The Manager is Mark Silah. The principal business of MM CRUT LLC is investment management.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

MM CRUT II LLC(21)	A limited liability company organized under the laws of the State of Delaware. The Manager is Michael Karlin. The principal business of MM CRUT II LLC is investment management.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Maurice Marciano Charitable Remainder Unitrust(22)	A trust formed under the laws of the State of Nevada. The Trustee is Palma Fiduciary, LLC. The principal business of the Maurice Marciano Charitable Remainder Unitrust is to manage the assets of the trust for the beneficiary thereof. MM CRUT II LLC is currently the beneficiary of the Maurice Marciano Charitable Remainder Unitrust.	100 West Liberty St., Suite 750, Reno, NV 89501 (775) 788-2000

Maurice Marciano Charitable Remainder Unitrust II(23)	A trust formed under the laws of the State of Nevada. The Trustee is Palma Fiduciary, LLC. The principal business of the Maurice	100 West Liberty St., Suite 750, Reno, NV 89501 (775) 788-2000

Name	Present Principal Occupation or Employment/Principal Business/Five- Year Employment History	Business Address and Telephone
Marciano Charitable Remainder Unitrust II is to manage the assets of the trust for the beneficiary thereof. MM CRUT II LLC is currently the beneficiary of the Maurice Marciano Charitable Remainder Unitrust II.

Paul Marciano Foundation(24)	A nonprofit corporation organized under the laws of the State of Nevada. The President is Paul Marciano. The Paul Marciano Foundation is organized exclusively for charitable, educational and research purposes, to the extent such purposes are within the meaning of section 501(c)(3), 170(c)(2)(B), 2055(a)(2) and 2522(a)(2) of the Internal Revenue Code of 1986.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

MM 2020 Exempt Trust(25)	A trust formed under the laws of the State of Nevada. The Trustee is Palma Fiduciary, LLC. The principal business of the MM 2020 Exempt Trust is to manage the assets of the trust for the beneficiaries thereof. The descendants of Maurice Marciano are the current beneficiaries of the MM 2020 Exempt Trust.	100 West Liberty St., Suite 750, Reno, NV 89501 (775) 788-2000

Maurice Marciano Trust(26)	A trust formed under the laws of the State of California. The Trustee is Paul Marciano. The principal business of the Maurice Marciano Trust is to manage the assets of the trust for the beneficiary thereof. Maurice Marciano is currently the beneficiary of the Maurice Marciano Trust.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Maurice Marciano Family Foundation(27)	A nonprofit corporation organized under the laws of the State of Nevada. The President is William F. Payne. The Maurice Marciano Family Foundation is organized exclusively for charitable, educational and research	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Name	Present Principal Occupation or Employment/Principal Business/Five- Year Employment History	Business Address and Telephone
purposes, to the extent such purposes are within the meaning of section 501(c)(3), 170(c)(2)(B), 2055(a)(2) and 2522(a)(2) of the Internal Revenue Code of 1986.

Carolem Capital, LLC(28)	A limited liability company organized under the laws of the State of California. The Manager is William F. Payne. The principal business of Carolem Capital, LLC is investment management.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Next Step Capital LLC(29)	A limited liability company organized under the laws of the State of California. The Manager is Michael Karlin. The principal business of Next Step Capital LLC is investment management.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Next Step Capital II LLC(30)	A limited liability company organized under the laws of the State of California. The Manager is Michael Karlin. The principal business of Next Step Capital II LLC is investment management.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Nonexempt Gift Trust under the Next Step Trust(31)	A trust formed under the laws of the State of California. The Trustee is Paul Marciano. The principal business of the Nonexempt Gift Trust under the Next Step Trust is to manage the assets of the trust for the beneficiaries thereof. Certain of Maurice Marciano’s friends and family members are the current beneficiaries of the Nonexempt Gift Trust under the Next Step Trust.	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Exempt Gift Trust under the Next Step Trust(32)	A trust formed under the laws of the State of California. The Trustee is Paul Marciano. The principal business of the Exempt Gift Trust under the Next Step Trust is to manage the assets of the trust for the beneficiaries thereof. Certain of Maurice Marciano’s friends and family	144 S. Beverly Dr., Suite 600, Beverly Hills, CA 90212 (310) 246-1134

Name	Present Principal Occupation or Employment/Principal Business/Five- Year Employment History	Business Address and Telephone
members are the current beneficiaries of the Exempt Gift Trust under the Next Step Trust.

(1)

For information regarding Paul Marciano’s beneficial ownership, please see the section of this Proxy Statement captioned “Other Important Information Regarding Guess—Security Ownership of Certain Beneficial Owners and Management.”

(2)

For information regarding Maurice Marciano’s beneficial ownership, please see the section of this Proxy Statement captioned “Other Important Information Regarding Guess—Security Ownership of Certain Beneficial Owners and Management.”

(3)

For information regarding Carlos Alberini’s beneficial ownership, please see the section of this Proxy Statement captioned “Other Important Information Regarding Guess—Security Ownership of Certain Beneficial Owners and Management.”

(4)	Michael Karlin beneficially owns 1,249,491 shares, which equals 2.4% of the Outstanding Shares, as to which he has sole voting power and no investment power.
(5)	Steven Lockshin beneficially owns 1,160,766 shares, which equals 2.2% of the Outstanding Shares, as to which he has sole voting power and no investment power.
(6)

Olivia Marciano beneficially owns 1,803,868 shares, which equals 3.5% of the Outstanding Shares, as to which she has sole voting and investment power over 1,470,668 shares and shared voting and investment power over 333,200 shares.

(7)

William F. Payne beneficially owns 1,514,882 shares, which equals 2.9% of the Outstanding Shares, as to which he has sole voting and investment power over 1,181,682 shares and shared voting and investment power over 333,200 shares.

(8)	Mark Silah beneficially owns 1,347,650 shares, which equals 2.6% of the Outstanding Shares, as to which he has sole voting and investment power.
(9)

David Tordjman beneficially owns 1,609,238 shares, which equals 3.1% of the Outstanding Shares, as to which he has sole voting power over 910,256 shares and sole investment power over 1,099,567 shares.

(10)

Nicolai Marciano beneficially owns 38,678 shares (including 15,000 shares that may be acquired upon the exercise of options exercisable within 60 days of October 20, 2025 but excluding 24,250 restricted stock units subject to time-based vesting restrictions that will not vest within 60 days of October 20, 2025), which equals 0.1% of the Outstanding Shares, as to which he has sole voting and investment power.

(11)	The Paul Marciano Trust beneficially owns 10,654,866 shares, which equals 20.4% of the Outstanding Shares, as to which Paul Marciano has sole voting and investment power.
(12)	The PM 2021 Exempt Trust beneficially owns 349,491 shares, which equals 0.7% of the Outstanding Shares, as to which Steven Lockshin has sole voting power and David Tordjman has sole investment power.
(13)

ENRG Capital LLC beneficially owns 1,081,700 shares, which equals 2.1% of the Outstanding Shares, as to (i) 270,425 shares of which Paul Marciano has sole voting power, (ii) 811,275 shares of which Steven Lockshin has sole voting power and (iii) all 1,081,700 shares of which Paul Marciano has sole investment power.

(14)	G Financial Holdings, LLC beneficially owns 170,666 shares, which equals 0.3% of the Outstanding Shares, as to which David Tordjman has sole voting power and Paul Marciano has sole investment power.
(15)

G Financial Holdings II, LLC beneficially owns 339,005 shares, which equals 0.7% of the Outstanding Shares, as to which David Tordjman has sole voting power and Paul Marciano has sole investment power.

(16)	The G2 Trust beneficially owns 264,384 shares, which equals 0.5% of the Outstanding Shares, as to which David Tordjman has sole voting and investment power.
(17)	The Exempt G2 Trust beneficially owns 136,201 shares, which equals 0.3% of the Outstanding Shares, as to which David Tordjman has sole voting and investment power.
(18)	Alberini Family LLC beneficially owns 208,410 shares, which equals 0.4% of the Outstanding Shares, as to which Carlos Alberini has sole voting and investment power.

(19)

The Carlos and Andrea Alberini Trust beneficially owns 1,206,208 shares, which equals 2.3% of the Outstanding Shares, as to which Carlos Alberini has sole voting power and Carlos Alberini and Andrea Alberini have shared investment power.

(20)	MM CRUT LLC beneficially owns 1,347,650 shares, which equals 2.6% of the Outstanding Shares, as to which Mark Silah has sole voting and investment power.
(21)	MM CRUT II LLC beneficially owns 1,181,124 shares, which equals 2.3% of the Outstanding Shares, as to which William F. Payne has sole voting and investment power.
(22)	The Maurice Marciano Charitable Remainder Unitrust beneficially owns 558 shares, which equals 0.001% of the Outstanding Shares, as to which William F. Payne has sole voting and investment power.
(23)	The Maurice Marciano Charitable Remainder Unitrust II beneficially owns 1,470,668 shares, which equals 2.8% of the Outstanding Shares, as to which Olivia Marciano has sole voting and investment power.
(24)	The Paul Marciano Foundation beneficially owns 377,700 shares, which equals 0.7% of the Outstanding Shares, as to which Paul Marciano has sole voting and investment power.
(25)	The MM 2020 Exempt Trust beneficially owns 349,491 Shares, which equals 0.7% of the Outstanding Shares, as to which Michael Karlin has sole voting power and David Tordjman has sole investment power.
(26)	The Maurice Marciano Trust beneficially owns 4,025,109 shares, which equals 7.7% of the Outstanding Shares, as to which Paul Marciano and Maurice Marciano have shared voting and investment power.
(27)

The Maurice Marciano Family Foundation beneficially owns 283,200 shares, which equals 0.5% of the Outstanding Shares, as to which Maurice Marciano, Olivia Marciano and William F. Payne have shared voting and investment power.

(28)

Carolem Capital, LLC beneficially owns 1,200,000 shares, which equals 2.3% of the Outstanding Shares, as to (i) 300,000 shares of which Paul Marciano and Maurice Marciano have shared voting power, (ii) 900,000 shares of which Michael Karlin has sole voting power and (iii) all 1,200,000 shares of which Paul Marciano has sole investment power.

(29)

Next Step Capital LLC beneficially owns 103,801 shares, which equals 0.2% of the Outstanding Shares, as to (i) 92,401 shares of which Paul Marciano has sole voting power, (ii) 11,400 shares of which Paul Marciano and Maurice Marciano have shared voting power and (iii) all 103,801 shares of which Paul Marciano has sole investment power.

(30)

Next Step Capital II LLC beneficially owns 554,940 shares, which equals 1.1% of the Outstanding Shares, as to (i) 277,470 shares of which Paul Marciano has sole voting power, (ii) 277,470 shares of which Paul Marciano and Maurice Marciano have shared voting power and (iii) all 554,940 shares of which Paul Marciano has sole investment power.

(31)	The Nonexempt Gift Trust under the Next Step Trust beneficially owns 370,309 shares, which equals 0.7% of the Outstanding Shares, as to which Paul Marciano has sole voting and investment power.
(32)	The Exempt Gift Trust under the Next Step Trust beneficially owns 105,977 shares, which equals 0.2% of the Outstanding Shares, as to which Paul Marciano has sole voting and investment power.

APPRAISAL RIGHTS

If the Merger is consummated, our stockholders (including beneficial owners of shares of our capital stock) who do not vote in favor of the approval of the Merger Proposal, who properly demand an appraisal of their shares of Guess Common Stock, who continuously hold of record or beneficially own their shares of Guess Common Stock through the Effective Time, who otherwise comply with the procedures of Section 262 of the DGCL and who do not properly withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares of Guess Common Stock in connection with the Merger under Section 262 of the DGCL (“Section 262”). Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to the record holder of shares of Guess Common Stock as to which appraisal rights are asserted, all references in Section 262 and in this summary to the words “beneficial owner” mean a person who is the beneficial owner of shares of Guess Common Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association, or other entity.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is reproduced in Annex C to this Proxy Statement.

The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders exercise their appraisal rights under Section 262. STOCKHOLDERS SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.

Under Section 262, if the Merger is completed, holders of record of shares of Guess Common Stock or beneficial owners who (i) deliver a written demand for appraisal of such stockholder’s shares of Guess Common Stock to Guess prior to the vote on the adoption of the Merger Agreement; (ii) do not vote in favor of the adoption of the Merger Agreement; (iii) continuously hold of record or beneficially own such shares of Guess Common Stock on the date of making the demand for appraisal through the Effective Time; and (iv) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of Guess Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the consideration set forth in the Merger Agreement, for the “fair value” of their shares of Guess Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation prior to the entry of judgment in the appraisal proceeding) as described further below. However, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the Closing, were listed on a national securities exchange unless (a) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the class or series eligible for appraisal; or (b) the value of the Per Share Merger Consideration in respect of such total number of shares exceeds $1,000,000. We refer to these conditions as the “ownership thresholds.” Given that Guess Common Stock is listed on the NYSE (and assuming such shares remain so listed up until the Closing), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Guess Common Stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied.

Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares of Guess Common Stock subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, at any time before the entry of judgment in the proceeding, the Surviving Corporation may make a voluntary cash payment to each person seeking appraisal, in which case interest will accrue thereafter only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares of Guess Common Stock as determined by the Delaware Court of Chancery; and (ii) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Proxy Statement constitutes Guess’ notice to our stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 is reproduced in Annex C to this Proxy Statement. In connection with the Merger, any holder of shares of Guess Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her, or its appraisal rights will be entitled to receive the Per Share Merger Consideration described in the Merger Agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Guess Common Stock, Guess believes that if a person is considering exercising such rights, such person should seek the advice of legal counsel.

Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of Guess Common Stock must do ALL of the following:

•	such person must not vote in favor of the Merger Proposal;

•	such person must deliver to Guess a written demand for appraisal before the vote on the approval of the Merger Proposal at the Special Meeting; and

•	such person must continuously hold of record or beneficially own the shares of Guess Common Stock from the date of making the demand through the Effective Time.

In addition, such a person or the Surviving Corporation must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such stockholders within 120 days after the Effective Time (the Surviving Corporation is under no obligation to file any petition and has no intention of doing so).

If an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all persons who asserted appraisal rights with respect to the shares of Guess Common Stock unless one of the ownership thresholds is met.

Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Merger Proposal, each person who votes by proxy and who wishes to exercise appraisal rights must vote “AGAINST” or “ABSTAIN” with respect to the Merger Proposal.

Filing Written Demand

A person wishing to exercise appraisal rights must deliver to Guess, before the vote on the approval of the Merger Proposal at the Special Meeting, a written demand for the appraisal of such person’s shares of Guess Common Stock. In addition, that person must not vote for, or submit a proxy in favor of, the approval of the Merger Proposal. A vote in favor of the approval of the Merger Proposal, at the Special Meeting or by proxy (whether by mail or via the internet or telephone), will constitute a waiver of your appraisal rights in respect of the shares of Guess Common Stock so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must hold, beneficially or of record, the shares of Guess Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of Guess Common Stock through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Merger Proposal, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the approval of the Merger Proposal or abstain from voting on the approval of the Merger Proposal. Neither voting against the approval of the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the approval of the Merger Proposal. A proxy or vote against the approval of the Merger Proposal will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the approval of the Merger Proposal at the Special Meeting will constitute a waiver of appraisal rights.

In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform Guess of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Guess Common Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares of Guess Common Stock for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such shares of Guess Common Stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the Verified List (as defined below). Although not expressly required by Section 262, the Surviving Corporation reserves the right to take the position that it may require the submission of all information required of a beneficial owner under subsection (d)(3) of Section 262 with respect to any person sharing beneficial ownership of the shares of Guess Common Stock for which such demand is submitted. If the holder of record is submitting a demand with respect to shares of Guess Common Stock that are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, the demand must be executed by or on behalf of the record owner in that capacity, and if the shares of Guess Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners or beneficial owners, may execute the demand for appraisal for a stockholder of record or beneficial owner; however, such agent must identify the record owner or owners or beneficial owner or owners, respectively, and expressly disclose in such demand that the agent is acting as agent for the record owner or owners or beneficial owner or beneficial owners of such shares of Guess Common Stock. A holder of record, such as a bank, brokerage firm, trust or other nominee, who holds shares as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Guess Common Stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Guess Common Stock as to which appraisal is sought. Where no number of shares of Guess Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Guess Common Stock held in the name of the holder of record.

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

Guess?, Inc.

1444 South Alameda Street

Los Angeles, CA 90021

Attention: Corporate Secretary

At any time within 60 days after the Effective Time, any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw such person’s demand for appraisal and accept the Per Share Merger Consideration offered pursuant to the Merger Agreement, without interest and less any applicable withholding taxes, by delivering to Guess, as the Surviving Corporation, a written withdrawal of the demand for appraisal. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (a “Reservation”) for any Application (as defined below); provided, however, that this will not affect the right of any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Per Share Merger Consideration within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Per Share Merger Consideration being offered pursuant to the Merger Agreement.

Notice by the Surviving Corporation

If the Merger is completed, within ten days after the Effective Time, the Surviving Corporation will notify each stockholder (including any beneficial owner) of each constituent corporation who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the approval of the Merger Proposal, that the Merger has become effective and the effective date thereof.

THIS PROXY STATEMENT CONSTITUTES THE OFFICIAL NOTICE OF APPRAISAL RIGHTS UNDER SECTION 262. GUESS STOCKHOLDERS SHOULD NOT EXPECT TO RECEIVE ANY ADDITIONAL NOTICE WITH RESPECT TO THE DEADLINE FOR DEMANDING APPRAISAL RIGHTS.

Filing a Petition for Appraisal

Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by any person other than the Surviving Corporation, demanding a determination of the value of the shares of Guess Common Stock held by all dissenting stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the value of the shares of Guess Common Stock. Accordingly, any persons who desire to have their shares of Guess Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Guess Common Stock within the time and in the manner prescribed in Section 262. If no petition for appraisal is filed with the Delaware Court of Chancery within 120 days of the Effective Time, then the dissenting stockholder’s rights to appraisal will cease and the stockholder will be entitled only to receive the Per Share Merger Consideration on the same basis as other holders of shares of Guess Common Stock.

Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares of Guess Common Stock pursuant to Section 262 will be entitled, upon written request to the Surviving Corporation, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Guess Common Stock not voted in favor of the approval of the Merger Proposal and with respect to which Guess has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares of Guess Common Stock (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares of Guess Common Stock will not be considered a separate stockholder holding such shares of Guess Common Stock for purposes of this aggregate number). Such statement must be given within ten days after receipt by the Surviving Corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by any person other than the Surviving Corporation, service of a copy thereof must be made upon the Surviving Corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all persons who have demanded appraisal for their shares of Guess Common Stock and with whom agreements as to the value of their shares of Guess Common Stock have not been reached. The Delaware Register in Chancery, if so ordered by the Delaware Court of Chancery, may give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Surviving Corporation and all of the persons shown on the Verified List at the addresses stated therein. The costs of any such notice are borne by the Surviving Corporation.

After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery shall require the persons who demanded appraisal for their shares of Guess Common Stock and who hold stock represented by stock certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

Given that Guess Common Stock is listed on the NYSE (and assuming such shares remain so listed up until the Merger), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Guess Common Stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met.

Determination of Fair Value

After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Guess Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment prior to the entry of judgment in the appraisal proceedings and pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (i) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares of Guess Common Stock as determined by the Delaware Court of Chancery and (ii) interest accrued before such voluntary cash payment, unless paid at that time.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise, and any other facts that could be ascertained as of the date of the merger that “throw any light on future prospects of the merged corporation.” Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares of Guess Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Guess Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. ALTHOUGH GUESS BELIEVES THAT THE PER SHARE MERGER CONSIDERATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE PER SHARE MERGER CONSIDERATION. Neither Guess nor Authentic anticipates offering more than the Per Share Merger Consideration to any persons exercising appraisal rights, and each of Guess and Authentic reserves the rights to make a voluntary cash payment prior to the entry of judgment in the appraisal proceedings and pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a Share is less than the Per Share Merger Consideration. If a petition for appraisal is not timely filed or, with respect to the shares of Guess Common Stock, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease.

The Delaware Court of Chancery will direct the payment of the fair value of the shares of Guess Common Stock, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Unless the Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Date through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Date and the date of payment of the judgment; provided that if the Surviving Corporation makes a voluntary cash payment prior to the entry of judgment in the appraisal proceedings and pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (i) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares of Guess Common Stock as determined by the Delaware Court of Chancery and (ii) interest accrued before such voluntary cash payment, unless paid at that time. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith (an “Application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares of Guess Common Stock entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a Reservation. In the absence of such determination or assessment, each party bears its own expenses.

If any person who demands appraisal of his, her or its shares of Guess Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Guess Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Per Share Merger Consideration as provided in the Merger Agreement. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, if neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the shares of Guess Common Stock, or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the Per Share Merger Consideration as provided in the Merger Agreement in accordance with Section 262.

From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of Guess Common Stock for any purpose or to receive payment of dividends or other distributions on the shares of Guess Common Stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time). If no petition for an appraisal is filed within the time provided in Section 262 or if neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the shares of Guess Common Stock, then the right of such person to an appraisal will cease.

A person who has made a demand for an appraisal may deliver to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares of Guess Common Stock in accordance with subsection (e) of Section 262, either within 60 days after the Effective Time or thereafter with the written approval of the Surviving Corporation, in which case the right of such person to an appraisal of the shares of Guess Common Stock subject to the withdrawal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the Effective Time.

Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. In that event, you will be entitled to receive the Per Share Merger Consideration for your Dissenting Shares in accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

STOCKHOLDER PROPOSALS AND NOMINATIONS

If the Merger is consummated, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the Merger is not consummated, our stockholders will continue to be entitled to attend and participate in meetings of our stockholders.

We intend to hold an annual meeting of stockholders in 2026 only if the Merger is not consummated.

Stockholder Proposals: For proposals of stockholders to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, the written proposal must be received by our Corporate Secretary at our principal executive offices no later than January 16, 2026. If the date of next year’s annual meeting is moved more than 30 days before or after June 10, 2026, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals will also need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Guess?, Inc.

Attn: Corporate Secretary

Strada Regina 44

Bioggio, Switzerland CH-6934

For proposals of stockholders that are not intended to be included in the our proxy statement under Rule 14a-8 for the 2026 annual meeting of stockholders, the stockholder must provide the information required by Section 2.09 of our Bylaws and give timely notice to our Corporate Secretary in accordance with such section of the Bylaws, which, in general, require that the notice be received by our Corporate Secretary:

•	Not earlier than March 12, 2026, and

•	Not later than the close of business on April 11, 2026.

If the date of the 2026 annual meeting of stockholders is moved more than 30 days before or after June 10, 2026, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no later than the close of business on the tenth day following the day on which notice of the date of such annual meeting is mailed to the stockholders or the date on which public disclosure of the date of such annual meeting is made, whichever is first.

Nomination of Director Candidates: For a stockholder to nominate a director for election to the Guess Board at the 2026 annual meeting of stockholders, the stockholder must provide the information required by Section 3.03 of the Bylaws and give timely notice to our Corporate Secretary in accordance with such section of the Bylaws, which, in general, require that the notice be received by our Corporate Secretary:

•	Not earlier than March 12, 2026, and

•	Not later than the close of business on April 11, 2026.

If the date of the 2026 annual meeting of stockholders is moved more than 30 days before or after June 10, 2026, then notice of a director nomination must be received no later than the close of business on the tenth day following the day on which notice of the date of such annual meeting is mailed to the stockholders or the date on which public disclosure of the date of such annual meeting is made, whichever is first. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than our nominees at the 2026 annual meeting of stockholders must provide us with written notice setting forth the information required by Rule 14a-19 under the Exchange Act, unless the information has been provided in a preliminary or definitive proxy statement previously filed by the stockholder. Such written notice must be postmarked or transmitted electronically no later than April 13, 2026. If we change the date of the 2026 annual meeting of stockholders by more than 30 days from June 10, 2026, your written notice must be received by the later of 60 days prior to the date of the 2026 annual meeting of stockholders or the tenth calendar day following the day on which we first publicly announce the date of the 2026 annual meeting of stockholders. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

WHERE YOU CAN FIND MORE INFORMATION

If the Merger is consummated, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the Merger is not consummated, our stockholders will continue to be entitled to attend and participate in meetings of our stockholders.

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our business and financial condition and are incorporated by reference into this Proxy Statement. Statements contained in this Proxy Statement, or in any document incorporated by reference into this Proxy Statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

The following Guess filings with the SEC are incorporated herein by reference (in each case excluding any information furnished and not filed):

•	our Annual Report on Form 10-K for the fiscal year ended February 1, 2025, filed with the SEC on April 11, 2025;

•	our Quarterly Reports on Form 10-Q for the quarter ended May 3, 2025, filed with the SEC on June 11, 2025 and for the quarter ended August 2, 2025, filed with the SEC on September 5, 2025;

•

our Definitive Proxy Statement on Schedule 14A filed with the SEC on May  16, 2025 (other than the portions that are not required to be incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended February 1, 2025); and

•	our Current Reports on Form 8-K filed with the SEC on March 17, 2025, April 3, 2025, June 11, 2025, and August 20, 2025 (other than information furnished rather than filed).

We also incorporate by reference into this Proxy Statement any documents filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this Proxy Statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement (in each case excluding any information furnished and not filed). Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, or corresponding information furnished under Item 9.01, including related exhibits, is not and will not be incorporated by reference into this Proxy Statement.

Stockholders may obtain free copies of the documents filed with the SEC by Guess through the SEC’s website, www.sec.gov, or through the “Investors” section of our website, investors.guess.com, and the “SEC Filings” section therein. The information included on our website is not incorporated by reference into this Proxy Statement.

You may obtain any of the documents incorporated by reference into this Proxy Statement, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents, without charge, by requesting them in writing or by telephone from us at the following address:

Guess?, Inc.

1444 S Alameda St.

Los Angeles, California 90021

(213) 765-5578

Attention: Investor Relations

If you would like to request documents from us, please contact us as soon as possible to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail or another equally prompt method, within one business day after we receive your request.

MISCELLANEOUS

Guess has supplied all information relating to Guess in this Proxy Statement and Authentic and the Rolling Stockholders have supplied all information relating to Authentic, Parent, Merger Sub, and the Rolling Stockholders, as applicable. Guess has not independently verified all of the information relating to Authentic, Parent, Merger Sub, and the Rolling Stockholders contained in the sections of this Proxy Statement captioned “Parties to the Merger—Authentic” beginning on page 136, “Parties to the Merger—Parent and Merger Sub” beginning on page 136, and “Parties to the Merger—The Rolling Stockholders” beginning on page 137.

You should rely only on the information contained in this Proxy Statement, the annexes to this Proxy Statement and the documents incorporated by reference into this Proxy Statement to vote on the Merger Proposal and the other proposals to be considered at the Special Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated October 21, 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement) and the mailing of this Proxy Statement to stockholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

ANNEX A

AGREEMENT AND PLAN OF MERGER

entered into by and among

GUESS?, INC.,

AUTHENTIC BRANDS GROUP LLC,

GLOW HOLDCO 1, INC.

and

GLOW MERGER SUB 1, INC.

Dated as of August 20, 2025

A-i

5.22.	Title to and Sufficiency of Company IPCo Assets	A-49
5.23.	Takeover Statutes	A-49
5.24.	Brokers and Finders	A-49
5.25.	No Other Representations or Warranties; Non-Reliance	A-49

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		A-50

6.1.	Organization, Good Standing and Qualification	A-50
6.2.	Capitalization and Business of Merger Sub	A-50
6.3.	Corporate Authority	A-50
6.4.	Governmental Filings; No Violations	A-50
6.5.	Litigation	A-51
6.6.	Brokers and Finders	A-51
6.7.	Ownership of Shares	A-51
6.8.	Certain Contracts	A-51
6.9.	Solvency	A-51
6.10.	No Other Representations or Warranties; Non-Reliance	A-52

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF AUTHENTIC		A-52

7.1.	Organization, Good Standing and Qualification	A-52
7.2.	Corporate Authority	A-52
7.3.	Governmental Filings; No Violations	A-52
7.4.	Litigation	A-53
7.5.	Brokers and Finders	A-53
7.6.	Ownership of Shares	A-53
7.7.	Certain Contracts	A-53
7.8.	Solvency	A-53
7.9.	Sufficiency of Funds	A-54
7.10.	No Other Representations or Warranties; Non-Reliance	A-54

ARTICLE VIII COVENANTS		A-54

8.1.	Interim Operations	A-54
8.2.	Acquisition Proposals; Change of Recommendation	A-58
8.3.	Company Stockholders Meeting	A-62
8.4.	Obligations of Authentic, Parent and Merger Sub	A-63
8.5.	Proxy Statement; Schedule 13E-3 and Other Regulatory Matters	A-63
8.6.	Third-Party Consents	A-66
8.7.	Information and Access	A-66
8.8.	Notification of Certain Matters	A-68
8.9.	Publicity	A-68
8.10.	Employee Benefits	A-69
8.11.	Indemnification; Directors’ and Officers’ Insurance	A-70
8.12.	Financing Cooperation	A-71
8.13.	Takeover Statutes	A-73
8.14.	Transaction Litigation	A-73
8.15.	Section 16 Matters	A-74
8.16.	Delisting and Deregistration	A-74
8.17.	Convertible Notes; Convertible Hedge Call Options; Convertible Hedge Warrants	A-74
8.18.	Debt Payoff Documents	A-75
8.19.	FIRPTA Certificate	A-75
8.20.	Termination of Certain Agreements	A-75
8.21.	Tax Ruling Cooperation	A-75
8.22.	228 Consent	A-76

A-ii

ARTICLE IX CONDITIONS TO EFFECT THE PRE-CLOSING RESTRUCTURING		A-76

9.1.	Conditions to Each Party’s Obligation to Effect the Pre-Closing Restructuring	A-76
9.2.	Conditions to Authentic’s, Parent’s and Merger Sub’s Obligation to Effect the Pre-Closing Restructuring	A-76
9.3.	Conditions to the Company’s Obligation to Effect the Pre-Closing Restructuring	A-77

ARTICLE X CONDITIONS TO EFFECT THE CLOSING		A-78

10.1.	Conditions to Each Party’s Obligation to Effect the Closing	A-78
10.2.	Conditions to Authentic’s, Parent’s and Merger Sub’s Obligation to Effect the Closing	A-78
10.3.	Conditions to the Company’s Obligation to Effect the Closing	A-78

ARTICLE XI TERMINATION		A-79

11.1.	Termination by Mutual Written Consent	A-79
11.2.	Termination by Either the Company or Authentic	A-79
11.3.	Termination by the Company	A-80
11.4.	Termination by Authentic	A-80
11.5.	Notice of Termination; Effect of Termination	A-80

ARTICLE XII MISCELLANEOUS AND GENERAL		A-82

12.1.	Survival	A-82
12.2.	Notices	A-82
12.3.	Expenses	A-83
12.4.	Transfer Taxes	A-84
12.5.	Amendment or Other Modification; Waiver	A-84
12.6.	Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury	A-84
12.7.	Specific Performance	A-85
12.8.	Third-Party Beneficiaries	A-85
12.9.	Fulfillment of Obligations	A-85
12.10.	Successors and Assigns	A-86
12.11.	Entire Agreement	A-86
12.12.	Severability	A-87
12.13.	Counterparts; Effectiveness	A-87
12.14.	Non-recourse	A-87
12.15.	Company Subsidiaries	A-87

A-iii

EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A	Form of Certificate of Incorporation of the Surviving Corporation

Exhibit B	Phase I Restructuring and Pre-Closing Restructuring

Exhibit C	Company IPCo Assets

Exhibit D	Excluded Assets

Exhibit E	Additional Family Members

Exhibit F	Non-Rolling Stockholder

SCHEDULES

Company Disclosure Schedule

Authentic Disclosure Schedule

A-iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of August 20, 2025, is entered into by and among Guess?, Inc., a Delaware corporation (the “Company”), Authentic Brands Group LLC, a Delaware limited liability company (“Authentic”), Glow Holdco 1, Inc., a Delaware corporation and, as of the date of this Agreement and until the Parent Equity Transfer (as defined below) is consummated, a Wholly Owned Subsidiary of Authentic (“Parent”), and Glow Merger Sub 1, Inc., a Delaware corporation and a Wholly Owned Subsidiary of Parent (“Merger Sub” and, together with the Company, Authentic and Parent, the “Parties”).

RECITALS

WHEREAS, the Parties intend that, subject to the terms and conditions of this Agreement and the applicable provisions of the DGCL, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger;

WHEREAS, following the Condition Satisfaction Date and prior to the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, Parent and the Company shall, or shall cause their respective Affiliates to, consummate the Pre-Closing Restructuring, pursuant to which, among other things, all of the Company IPCo Assets shall be contractually conveyed, transferred, assigned, delivered to and assumed by Company Swiss IPCo and Company US IPCo, as applicable;

WHEREAS, following the consummation of the Phase I Restructuring and the Pre-Closing Restructuring and immediately prior to the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, the Company shall, or shall cause its applicable Wholly Owned Subsidiary to, (i) grant, transfer, convey, assign and deliver to Authentic (or its designee(s)), and Authentic (or its designee(s)) shall purchase and acquire from the Company (or its applicable Wholly Owned Subsidiary), all right, title and interest in and to the Authentic Acquired IPCo Equity and (ii) at the option of Parent, grant, transfer, convey, assign and deliver to Investor Holdings, and Investor Holdings shall purchase and acquire from the Company (or its applicable Wholly Owned Subsidiary), all right, title and interest in and to the Investor Acquired IPCo Equity;

WHEREAS, the special committee of the Company Board (the “Special Committee”) has, at a duly convened and held meeting, unanimously (i) determined that this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the Merger and the Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders (as defined herein), and (ii) resolved to recommend to the Company Board that it (A) approve and declare advisable this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the Merger and the Disposition, (B) determine that this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the Merger and the Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders and (C) recommend that the holders of the Shares adopt this Agreement and approve the Disposition at any Company Stockholders Meeting (the “Special Committee Recommendation”);

WHEREAS, the Company Board has, at a duly convened and held meeting at which all directors other than those who are Rolling Stockholders were present, acting on the Special Committee Recommendation: (i) by unanimous vote of all directors present, (A) approved and declared advisable this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the Merger and the Disposition, (B) determined that this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the Merger and the Disposition, are fair to, and in the best interests of, the Company and the holders of the Shares, including the Unaffiliated Company Stockholders, and (C) resolved to recommend that the holders of the Shares adopt this Agreement and approve the Disposition at any Company Stockholders Meeting (the “Company Recommendation”); and (ii) by unanimous vote of all directors present, directed that this

Agreement, including the Merger and the Disposition, be submitted to the holders of the Shares for their adoption at the Company Stockholder Meeting;

WHEREAS, the board of directors of Authentic has unanimously (a) approved and declared advisable this Agreement and the transactions contemplated by this Agreement and (b) determined that this Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of, Authentic;

WHEREAS, the board of directors of Parent has unanimously (a) approved and declared advisable this Agreement and the transactions contemplated by this Agreement and (b) determined that this Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of, Parent;

WHEREAS, the board of directors of Merger Sub has unanimously (a) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, (b) determined that this Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of Merger Sub and its sole stockholder, (c) directed that this Agreement be submitted to its sole stockholder for its adoption and (d) resolved to recommend that its sole stockholder adopt this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, as a condition and material inducement Authentic’s willingness to both form Parent and Merger Sub and enter into this Agreement, the Stockholders (as defined in the Voting Agreement) as beneficial owners of Shares representing, in the aggregate, 49.972% of the issued and outstanding Shares as of the Capitalization Time are entering into a voting agreement with Authentic and the Company (the “Voting Agreement”), pursuant to which, among other things, such Persons have agreed to vote certain of the Shares and any other equity interests of the Company beneficially owned by each of them in favor of the adoption of this Agreement as more particularly set forth therein;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and material inducement to Authentic’s willingness to both form Parent and Merger Sub and enter into this Agreement, (i) the Rolling Stockholders have entered into an interim investors agreement (the “Interim Investors Agreement”), whereby, subject to the provisions contained in the Interim Investors Agreement, the Rolling Stockholders and Authentic have agreed to certain terms and conditions that govern certain actions of the Rolling Stockholders and Authentic during the period between the date hereof and the Closing and (ii) the Rolling Stockholders have agreed to effect the Parent Equity Transfer prior to the Closing in accordance with (and subject to) the terms of this Agreement; and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS; INTERPRETATION AND CONSTRUCTION

1.1. Definitions. Unless otherwise specified in this Agreement and subject to Section 1.2 and Section 1.3, the following terms have the meanings set forth in this Section 1.1:

“228 Consent” has the meaning set forth in Section 8.22.

“ABL Agreement” has the meaning set forth in the definition of Loan Agreements.

“Acquired IPCo Equity” means, collectively, the Authentic Acquired IPCo Equity and the Investor Acquired IPCo Equity.

“Acquisition Proposal” means any proposal, offer, inquiry or indication of interest (other than a proposal, offer, inquiry or indication of interest by Authentic, Parent, the Rolling Stockholders or any of their respective Affiliates, together or individually) relating to (a) a merger, joint venture, partnership, exclusive license, consolidation, dissolution, liquidation, tender offer, share exchange, recapitalization, reorganization, spin-off, plan of arrangement, asset purchase, business combination, acquisition or any other similar transaction (or series of related transactions) involving the Company or any of its Subsidiaries by any third Person or Group or (b) a direct or indirect acquisition, exchange, transfer or other similar transaction (or series of related transactions) by any third Person or Group of assets or equity securities of the Company or any of its Subsidiaries, that in the case of clauses (a) or (b), if consummated would result in any third Person or Group, directly or indirectly, becoming the beneficial owner of twenty percent or more of the: (i) total voting power of any class of equity securities of the Company or any of its Subsidiaries; or (ii) consolidated net revenues, consolidated net income or consolidated total assets of the Company and its Subsidiaries, in each case of the foregoing clauses (i) and (ii) of this definition, after giving effect to the consummation of the transaction contemplated by such proposal, offer, inquiry or indication of interest. For the avoidance of doubt, a proposal, offer, inquiry or indication of interest by a third Person or Group that requires the participation of one or more of the Rolling Stockholders in the proposed transaction shall not be excluded by the initial parenthetical above.

“Acquisition Proposal Notice” has the meaning set forth in Section 8.2(d)(iii).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” and the correlative meanings of the terms “controlled by” and “under common control with,” as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise; provided, that (i) the Rolling Stockholders shall not, for purposes of the Transaction Documents, be deemed Affiliates of the Company, Authentic, Parent, Merger Sub or their respective Subsidiaries (including any Person created in connection with the transactions contemplated by this Agreement, including as part of the Phase I Restructuring or the Pre-Closing Restructuring) (except that, as of immediately following the Parent Equity Transfer, the Rolling Stockholders shall be deemed to be Affiliates of Parent and Merger Sub, but not of Authentic or any of its Affiliates), (ii) the Company and its Subsidiaries shall not be deemed Affiliates of the Rolling Stockholders, Parent or Merger Sub for purposes of the Transaction Documents, (iii) Authentic and its Subsidiaries shall not be deemed Affiliates of the Rolling Stockholders, or, following the Parent Equity Transfer, Parent or Merger Sub for purposes of the Transaction Documents (provided, that, prior to the Parent Equity Transfer, Authentic shall be deemed to be an Affiliate of Parent and Merger Sub), and (iv) for the avoidance of doubt, portfolio companies of investment funds advised or managed by any investor in Authentic shall not be deemed Affiliates of Authentic for the purposes of this Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Alternative Acquisition Agreement” means, other than a Permitted Confidentiality Agreement, any agreement, letter of intent, term sheet memorandum of understanding, agreement in principle or any other similar agreement or document relating to any Acquisition Proposal.

“Anti-Bribery Laws” means the U.S. Foreign Corrupt Practices Act of 1977 and applicable anti-bribery, anti-corruption and similar Laws in jurisdictions in which the Company or any of its Subsidiaries operate or conduct business.

“Antitrust Law” means all U.S. and non-U.S. antitrust, competition or other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition, including the Sherman Antitrust Act of 1890, the Clayton Act of 1914 and the HSR Act.

“Applicable Date” means January 1, 2022.

“Audit Committee” means the audit committee of the Company Board.

“Authentic” has the meaning set forth in the Preamble.

“Authentic Acquired IPCo Equity” has the meaning set forth in Section 2.1(e)(i).

“Authentic Approvals” has the meaning set forth in Section 7.3(a).

“Authentic Contribution” has the meaning set forth in Section 2.2.

“Authentic Disclosure Schedule” has the meaning set forth in Article VII.

“Authentic Equity Purchase” has the meaning set forth in Section 2.1(e)(i).

“Authentic Material Adverse Effect” means any Effect that, individually or in the aggregate, does or would reasonably be expected to materially delay, materially impair or prevent the ability of Authentic to timely consummate the transactions contemplated by this Agreement, including the Merger.

“Bankruptcy and Equity Exception” means limitations on enforceability arising from (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles; or (ii) Laws governing specific performance, injunctive relief, and other equitable remedies.

“Benefit of the Bargain Damages” has the meaning set forth in Section 11.5(b).

“Book-Entry Share” means each book-entry account formerly representing any non-certificated Eligible Shares.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York or the State of California are authorized or obligated by Law to close.

“Bylaws” has the meaning set forth in Section 3.2.

“Capitalization Time” means 5:00 p.m. (New York time) on August 18, 2025.

“Certificate” means each certificate formerly representing any Eligible Shares.

“Certificate of Merger” means a certificate of merger relating to the Merger.

“Change of Recommendation” means any of the actions set forth in clauses (A) through (F) of Section 8.2(d)(i).

“Charter” has the meaning set forth in Section 3.1.

“Chosen Courts” means the Court of Chancery of the State of Delaware, or if such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) (and in each case, any appellate courts therefrom); provided that if subject matter jurisdiction over the matter that is the subject of the applicable Proceeding is vested exclusively in the U.S. federal courts, such Proceeding shall be heard in the U.S. District Court for the District of Delaware and any appellate courts therefrom.

“Closing” means the closing of the transactions contemplated by this Agreement.

“Closing Date” means the date on which the Closing actually occurs.

“Code” means the Internal Revenue Code of 1986.

“Company” has the meaning set forth in the Preamble.

“Company Approvals” has the meaning set forth in Section 5.4(a).

“Company Benefit Plan” means any benefit or compensation plan, program, policy, practice, agreement, arrangement or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored or maintained by, or required to be contributed to, or with respect to which any potential obligation or liability (whether absolute or contingent) is borne by, the Company or any of its Subsidiaries, including ERISA Plans, employment, consulting, post-employment or retirement (including compensation, pension, health, medical or life insurance benefits), severance, termination or “change of control” agreements, deferred compensation, equity or equity-based, incentive, bonus, supplemental retirement, profit sharing, vacation, holiday, sick leave or other paid time off, insurance (including any self-insured arrangements), health or medical, dental, vision, life insurance, accident insurance, cafeteria plan, flexible spending, employee assistance program, disability, relocation, supplemental unemployment benefits, welfare, perquisites, fringe or other benefits or remuneration of any kind, but specifically excluding any Multiemployer Plan.

“Company Board” means the board of directors of the Company, and also includes any committee thereof (other than the Special Committee).

“Company Disclosure Schedule” has the meaning set forth in Article V.

“Company Employee” means any current or former employee (whether full- or part-time and, including any officer) of the Company or any of its Subsidiaries (including those who are or were co-employed through a professional employer organization or an employer of record).

“Company Equity Awards” means, collectively, the Company Options, Company PSUs, Company RSAs and Company RSUs.

“Company Equity Payments” has the meaning set forth in Section 4.3(e).

“Company ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Company or any of its Subsidiaries as a “single employer” within the meaning of Section 414(b), (c), (m), or (o) of the Code.

“Company Intellectual Property” means all Intellectual Property owned by or purported to be owned by the Company or any of its Subsidiaries.

“Company IPCo Assets” means, other than the Excluded Assets, all of the rights, title and interests owned by the Company or any of its Subsidiaries or Affiliates (A) in or to the Company Intellectual Property, including the Intellectual Property described on Exhibit C, together with: (i) all existing rights of any kind whatsoever of the Company, its Subsidiaries and its Affiliates accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions, and otherwise throughout the world; (ii) any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and (iii) any and all claims and causes of action held by the Company, its Subsidiaries and its Affiliates, with respect to any of the foregoing, whether accruing before, on or after the date hereof, including all rights to and claims for damages and other legal and equitable relief for past, present and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages; (B) to the extent within the Company’s or its Subsidiaries’ or Affiliates’ possession or control, all original chain of title documents, prosecution and opposition histories, copies of all records, documents, reports, analyses and other writings, whether in hard copy or electronic, to the extent related to the Company Intellectual Property that is not an Excluded Asset; and (C) all rights of the Company and its Subsidiaries or Affiliates under the Contracts set forth in Exhibit C (the “Transferred Contracts”). For the avoidance of doubt, none of the Excluded Assets will be deemed to be Company IPCo Assets.

“Company JV” has the meaning set forth in Section 12.15.

“Company Option” means any outstanding option to purchase Shares granted under the Equity Incentive Plan.

“Company PSU” means any outstanding award of restricted stock units granted under the Equity Incentive Plan, to the extent such award is subject to performance-based vesting requirements applicable to a performance period that has not been completed as of the Closing.

“Company Recommendation” has the meaning set forth in the Recitals.

“Company Registered IP” has the meaning set forth in Section 5.19(a).

“Company Reports” means the reports, forms, proxy statements, prospectuses, registration statements and other statements, certifications and documents required to be or that are otherwise filed with or furnished to the SEC pursuant to the Exchange Act or the Securities Act by the Company, including notes, exhibits and schedules thereto and any amendments and supplements thereto.

“Company RSA” means any outstanding restricted stock award granted under the Equity Incentive Plan.

“Company RSU” means any outstanding restricted stock unit granted under the Equity Incentive Plan that is not a Company PSU (including, for the avoidance of doubt, as of immediately prior to the Effective Time, outstanding restricted stock units granted under the Equity Incentive Plan that were granted as performance-based restricted stock units and which would be Company PSUs but for the fact that the applicable performance period has been completed as of the Closing).

“Company Stockholders Meeting” means any meeting of stockholders of the Company to be held to consider the adoption of this Agreement.

“Company Swiss IPCo” means Glow IPCo (as defined in the Pre-Closing Restructuring Plan), a Swiss company to be formed by the Company as a Wholly Owned Subsidiary pursuant to the Phase I Restructuring.

“Company US IPCo” means Guess IP (Legal) HoldCo (as defined in the Pre-Closing Restructuring Plan), a Delaware limited liability company to be formed by the Company as a Wholly Owned Subsidiary pursuant to the Phase I Restructuring.

“Compensation Committee” means the compensation committee of the Company Board.

“Condition Satisfaction Date” means the date on which all of the conditions set forth in Article IX are satisfied or waived, as the case may be.

“Confidentiality Agreement” means the confidentiality agreement, entered into between the Company and Authentic, dated April 30, 2025.

“Consent” has the meaning set forth in Section 5.4(a).

“Continuing Employees” means the Company Employees at the Effective Time who continue to remain employed with the Company or any of its Subsidiaries immediately after the Effective Time.

“Contract” means any legally binding contract, subcontract, agreement, lease, license, sublicense, note, bond, mortgage, loan or indenture; provided, however, that “Contract” shall not include any Company Benefit Plan.

“Convertible Hedge Call Options” means those certain call options purchased by the Company pursuant to the Convertible Hedge Call Options Documentation, providing the Company the right to require counterparties thereto to deliver to the Company Shares, the cash value thereof or a combination thereof upon the exercise of such options in accordance with terms thereof.

“Convertible Hedge Call Options Documentation” means (a) the letter agreements evidencing convertible bond hedge transactions, each dated as of April 12, 2023, between the Company and each of Nomura Global Financial Products Inc, Bank of Montreal, Barclays Bank PLC and Jeffries International Limited, (b) the side letter agreements related to the convertible bond hedge transactions each dated as of April 12, 2023, between the Company and each of Nomura Global Financial Products Inc, Bank of Montreal, Barclays Bank PLC and Jeffries International Limited, (c) the letter agreement evidencing a convertible bond hedge transaction, dated as of January 5, 2024, between the Company and BNP Paribas, (d) the side letter agreement related to the convertible bond hedge transaction dated as of January 5, 2024, between the Company and BNP Paribas, (e) the amendment agreements related to the convertible bond hedge transactions dated as of January 10, 2024, between the Company and each of Nomura Global Financial Products Inc, Bank of Montreal, Barclays Bank PLC and Jeffries International Limited, (f) the letter agreement evidencing a convertible bond hedge transaction, dated as of March 28, 2024, between the Company and Bank of Montreal, (g) the side letter agreement related to the convertible bond hedge transaction dated as of March 28, 2024, between the Company and Bank of Montreal, and (h) the amendment agreements related to the convertible bond hedge transactions dated as of April 2, 2024, between the Company and each of Nomura Global Financial Products Inc, Bank of Montreal, Barclays Bank PLC, BNP Paribas and Jeffries International Limited.

“Convertible Hedge Warrants” means those certain call options sold by the Company pursuant to the Convertible Hedge Warrants Documentation, providing the counterparties thereto the right to require the Company to deliver Shares or cash value thereof to such counterparties upon the exercise of such options in accordance with the terms thereof.

“Convertible Hedge Warrants Documentation” means (a) the letter agreements evidencing issuer warrant transactions, each dated as of April 12, 2023, between the Company and each of Nomura Global Financial Products Inc, Bank of Montreal, Barclays Bank PLC and Jeffries International Limited, (b) the letter agreement evidencing an issuer warrant transaction, dated as of January 5, 2024, between the Company and BNP Paribas, and (c) the letter agreement evidencing an issuer warrant transaction, dated as of March 28, 2024, between the Company and Bank of Montreal.

“Convertible Notes” means the Company’s 3.75% Convertible Senior Notes due 2028 issued pursuant to the Convertible Notes Indenture.

“Convertible Notes Indenture” means the Indenture, dated as of April 17, 2023, between the Company and U.S. Bank Trust Company, National Association, as trustee.

“D&O Insurance” has the meaning set forth in Section 8.11(b).

“Debt Financing” means debt financing of the transactions contemplated hereby.

“Debt Financing Sources” means any Persons (including the agents, arrangers and lenders) that have entered into agreements in connection with all or any portion of any Debt Financing in connection with the transactions contemplated hereby; provided that none of Authentic, Parent or Merger Sub shall be a Debt Financing Source.

“Debt Payoff Documents” means with respect to the Indebtedness set forth on Section 8.18 of the Company Disclosure Schedule, (a) customary payoff letters reasonably satisfactory to Authentic, pursuant to which the creditors party thereto (or agent on behalf thereof) agree that upon payment of the amount of the Indebtedness described therein, all obligations with respect to such Indebtedness will be paid in full and all liens and credit support related thereto will be discharged and automatically released (such payment and release in full, the “Debt Payoff”), and (b) customary guarantee or lien release documentation reasonably satisfactory to Authentic, pursuant to which all of the obligations of the Company and its Subsidiaries (including as a borrower or a guarantor) thereunder will be terminated and all Encumbrances thereunder on the equity interests in and assets of the Company and its Subsidiaries will be released.

“DGCL” means the General Corporation Law of the State of Delaware.

“Disposition” means the disposition of the Acquired IPCo Equity pursuant to the Equity Purchases.

“Dissenting Shares” has the meaning set forth in the definition of “Dissenting Stockholders.”

“Dissenting Stockholders” means the holders of Shares who have duly and validly demanded appraisal pursuant to Section 262 of the DGCL and have not effectively withdrawn or otherwise waived or lost such right to appraisal under Section 262 of the DGCL (such Shares for which appraisal has been so duly demanded and the right thereto under Section 262 of the DGCL not effectively withdrawn or otherwise waived or lost, the “Dissenting Shares”).

“DTC” means The Depository Trust Company.

“Effect” means any event, change, development, circumstance, fact or effect.

“Effective Time” has the meaning set forth in Section 2.4.

“Eligible Shares” means the Shares issued and outstanding immediately prior to the Effective Time, other than any Excluded Shares and, subject to the last sentence of Section 4.2(f), any Dissenting Shares.

“Encumbrance” means any pledge, lien, charge, option, hypothecation, mortgage, deed of trust, deed to secure debt, security interest of any nature, right of first refusal, right of first offer, lease, sublease, preemptive right, license, sublicense, restriction, easement or any other encumbrance of any kind or nature whatsoever (including any restriction on the right to vote or transfer), whether contingent or absolute.

“Environmental Law” means any Law relating to: (a) the protection, investigation, remediation or restoration of the environment or natural resources; (b) the handling, labeling, management, recycling, generation, use, storage, treatment, transportation, presence, disposal, Release or threatened Release or exposure to any Hazardous Substance; (c) noise, odor, indoor air quality, wetlands, pollution, environmental contamination or any injury or threat of injury to Persons or property relating to any Hazardous Substance; or (d) occupational health and safety.

“Equity Incentive Plan” means the Guess?, Inc. 2004 Equity Incentive Plan (Amended and Restated effective March 26, 2022).

“Equity Purchases” means the Authentic Equity Purchase and the Investor Equity Purchase.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Plans” means “employee benefit plans” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA).

“ESPP” means the Guess?, Inc. 2002 Employee Stock Purchase Plan (Amended and Restated Effective March 26, 2022).

“Excess Company Cash” means the aggregate cash and cash equivalents of the Company and its Subsidiaries in excess of $151,000,000 as of the Closing (if any).

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Fund” has the meaning set forth in Section 4.2(a).

“Excluded Assets” means the assets set forth on Exhibit D.

“Excluded Information” means (a) consolidating financial statements, separate Subsidiary financial statements, related party disclosures, or any segment information, including any required by FASB Accounting Standards Codification Topic 280, (b) financial statements or other financial data (including selected financial data) for any period earlier than the year ended December 31, 2022, (c) financial information that the Company or its Affiliates does not maintain in the ordinary course of business, (d) information not reasonably available to the Company or its Affiliates under their respective current reporting systems, or (e) (x) pro forma financial information or pro forma financial statements or (y) projections.

“Excluded Shares” means the (a) Shares owned by Authentic, Parent, Merger Sub or any other controlled Affiliate of Authentic or Parent, the Company or any Wholly Owned Subsidiary of the Company, and in each case not held on behalf of third parties and (b) Rollover Shares.

“Existing Indebtedness” means (a) the Convertible Notes issued pursuant to the Convertible Notes Indenture, (b) the Convertible Hedge Warrants, (c) the Indebtedness pursuant to the Loan Agreements, and (d) such other Indebtedness as set forth on Section 5.11(a)(iii) or Section 1.1 (Existing Indebtedness) of the Company Disclosure Schedule.

“Financing Indemnified Parties” has the meaning set forth in Section 8.12(d).

“Foreign Subsidies Regulation” means Regulation (EU) 2022/2560 of the European Parliament and of the Council of 14 December 2022 on foreign subsidies distorting the internal market.

“Fraud” means intentional and knowing common law fraud under Delaware law in the representations and warranties set forth in this Agreement.

“GAAP” means the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board applicable as of the time of the relevant financial statements or accounting procedure or action referred to herein and consistently applied during the periods involved.

“Governmental Entity” means any U.S. or non-U.S. (including any supranational, federal, national, state or local) government or governmental, quasi-governmental, regulatory or self-regulatory authority, enforcement authority, agency, commission, licensing authority, body or other entity or any subdivision or instrumentality thereof, including any official, public international organization, stock exchange or other self-regulatory organization, court, tribunal, arbitrator, legislature or any subdivision or instrumentality thereof, in each case of competent jurisdiction.

“Group” has the meaning set forth in Rule 13d-5 under the Exchange Act.

“Hazardous Substance” means any: (a) substance, material or waste that is listed, designated, classified or otherwise regulated as “hazardous,” “toxic,” “dangerous,” a “pollutant,” a “contaminant” (or terms of similar import) pursuant under any Environmental Law; and (b) substance that is a petroleum, petroleum products or petroleum by-products, asbestos or asbestos-containing materials, per- or polyfluoroalkyl substances, lead-containing paint or plumbing, polychlorinated biphenyls, toxic molds, radioactive materials or radon.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Indebtedness” means, with respect to any Person, without duplication, all obligations or liabilities of such Person (a) for borrowed money (including deposits or advances of any kind to such Person), (b) evidenced by bonds, debentures, notes or similar instruments, (c) for finance leases (as determined in accordance with GAAP) or to pay the deferred and unpaid purchase price of property or equipment, (d) arising out of interest rate and currency swap agreements and any other arrangements designed to provide protection against fluctuations in interest or currency rates, (e) for net cash payment obligations of such Person under swaps, options, forward sales contracts, derivatives and other hedging Contracts, financial instruments or arrangements that will be payable upon termination thereof (assuming termination on the date of determination), (f) for letters of credit, bank guarantees and other similar Contracts entered into by or on behalf of such Person, in each case to the extent funds have been drawn and are payable thereunder, (g) pursuant to guarantees and arrangements having the economic effect of a guarantee of any obligation, liability or undertaking of any other Person contemplated by the foregoing clauses (a) through (f) of this definition, or (h) for the foregoing clauses (a) through (g) of this definition, all premiums, accrued interest and other payment obligations in respect thereto due or that would become due, in each case, solely as a result of the consummation of the transactions contemplated by this Agreement, including termination fees, prepayment penalties, “breakage costs” or similar payments associated with the repayment of such amounts, if any; provided that Indebtedness shall not include any intercompany indebtedness between or among a Person and its Wholly Owned Subsidiaries.

“Indemnified Parties” means, collectively, each current and former director or officer of the Company or any of its Subsidiaries, including, those persons serving or having served at the request of the Company as a director, officer, manager, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans.

“Inquiry” means an inquiry, request for discussions or negotiations or request to review non-public information of the Company and its Subsidiaries that would reasonably be expected to lead to an Acquisition Proposal or an Alternative Acquisition Agreement.

“Insurance Policies” means any fire and casualty, general liability, business interruption, product liability, sprinkler and water damage, workers’ compensation and employer liability, directors, officers and fiduciaries policies and other liability insurance policies, including any reinsurance policies and self-insurance programs and arrangements maintained by the Company or any of its Subsidiaries.

“Intellectual Property” means all intellectual property, industrial or proprietary rights, including statutory or common law rights, arising under the Laws of the United States or any other jurisdiction in the world, whether registered or unregistered, including rights in or to: (a) trademarks, service marks, trade names, brand names, including product names, corporate names, service names, symbols, logos, trade dress, slogans, Internet domain names and registrations, social media accounts, uniform resource locators, and other identifiers of origin, in each case, and any foreign or international equivalent of any of the foregoing and any and all common law rights thereto and registrations and applications for registration thereof and any goodwill associated therewith (collectively, “Trademarks”); (b) patents, patent applications, registrations and invention disclosures, divisionals, revisions, supplementary protection certificates, continuations, continuations-in-part, renewals, extensions, substitutes, re-issues and re-examinations and inventions (whether or not patentable); (c) trade secrets, know-how, inventions, discoveries, algorithms, designs and other confidential or proprietary information (collectively, “Trade Secrets”); (d) data and related rights, including database rights, customer lists, customer contact information, customer licensing and purchasing histories, manufacturing information, business plans, product roadmaps; (e) published and unpublished works of authorship and moral rights, whether copyrightable or not (including software, and website and mobile content), in each case, whether or not registered or sought to be registered, copyrights therein and thereto, together with all common law rights and moral rights therein, and any registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof; (f) promotional materials, designs, design rights, patterns, assembly procedures, tech packs, drawings, prototypes, molds, artwork, archival materials and advertising materials, and archival collections and samples (if any); and (g) all other intellectual property rights of every kind and nature now known or hereafter recognized in any jurisdiction.

“Interim Covenant Exceptions” has the meaning set forth in Section 8.1(a).

“Interim Investors Agreement” has the meaning set forth in the Recitals.

“Interim Period” has the meaning set forth in Section 8.1(a).

“International Trade Control Laws” means (i) all applicable trade, export control, import, and antiboycott Laws imposed by the U.S. government, including Export Administration Regulations (15 C.F.R. § 730 et seq.), the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. § 120 et seq.), the Arms Export Control Act (22 U.S.C. § 1778), Section 999 of the Internal Revenue Code, the U.S. customs laws at Title 19 of the U.S. Code, the U.S. customs regulations at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30); and (ii) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other country, except to the extent inconsistent with U.S. Law.

“Intervening Event” means an Effect (other than any Effect resulting from a material breach of this Agreement by the Company), (i) that becomes actually known to the Special Committee after the execution and delivery of this Agreement and on or prior to the Company Stockholder Approval and (ii) that was not reasonably foreseeable (with respect to substance or timing) by the Special Committee as of or prior to the execution and delivery of this Agreement; provided, that (A) any Effect that is the result of factors generally affecting the industries in which the Company and its Subsidiaries operate, in the geographic markets in which they operate or where their products or services are sold or sourced (as applicable), (B) any Effect that involves or relates to an Acquisition Proposal or a Superior Proposal or any inquiry or communications or matters relating thereto, (C) the fact, in and of itself, that the Company meets or exceeds any internal or analysts’ expectations or projections, (D) any changes or lack thereof, in and of themselves, after the date hereof in the market price or trading volume of the Shares, or (E) any failure to obtain any Required Regulatory Approvals, individually or in the aggregate, will not be deemed to constitute an Intervening Event.

“Investor Acquired IPCo Equity” has the meaning set forth in Section 2.1(e)(ii).

“Investor Equity Purchase” has the meaning set forth in Section 2.1(e)(ii).

“Investor Holdings” has the meaning set forth in Section 2.1(e)(ii).

“IP Assignment” has the meaning set forth in Section 5.19(e).

“IPCo Holdings” means the entity identified as “IPCo Holdings” in Exhibit A of the Interim Investors Agreement, a Delaware company to be formed by one or more of the Rolling Stockholders or any of their Affiliates.

“IRS” means the U.S. Internal Revenue Service.

“Knowledge” or any similar phrase means (a) with respect to the Company, the actual knowledge of the individuals set forth in Section 1.1 (Knowledge) of the Company Disclosure Schedule, and (b) with respect to Authentic, the actual knowledge of the individuals set forth in Section 1.1 (Knowledge) of the Authentic Disclosure Schedule.

“Labor Agreement” has the meaning set forth in Section 5.14(a).

“Law” means any U.S. or non-U.S. supranational, national, federal, state or local law, statute, constitution, treaty, common law, ordinance, code, standard, rule, regulation, directive, interpretive guidance, ruling, requirement or Order issued, enacted, adopted, promulgated or otherwise put into effect by or under the authority of any Governmental Entity.

“Leased Real Property” means all leasehold or subleasehold estates and other licenses or other rights to use and occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the Company or any of its Subsidiaries.

“Leases” means all leases, subleases, licenses, concessions and other agreements (written or oral) entered into by the Company or any of its Subsidiaries, including all amendments, extensions, renewals, guaranties and other agreements with respect thereto, pursuant to which the Company or any of its Subsidiaries holds any Leased Real Property.

“Licenses” means all licenses, permits, certifications, approvals, registrations, consents, authorizations, accreditations, qualifications, rights, privileges, franchises, variances and exemptions issued or granted by a Governmental Entity.

“Loan Agreements” means (a) that certain Amended & Restated Loan, Guaranty and Security Agreement, dated as of December 20, 2022, by and among the Company, Guess? Retail, Inc., Guess.com, Inc., Guess? Canada Corporation, the guarantors party thereto, Bank of America, N.A., as agent for the lenders, and each of the lenders party thereto, as amended from time to time (the “ABL Agreement”), and (b) that certain Revolving Credit Facility Agreement, dated as of May 5, 2022, among Guess Europe Sagl, as borrower, Guess? Europe B.V., as guarantor, UBS Switzerland AG and Credit Suisse (Switzerland) Ltd, as lead arrangers and joint bookrunners, UBS Switzerland AG, as agent, and the lenders party thereto, as amended from time to time.

“Material Adverse Effect” means any Effect that, individually or in the aggregate (i) is, has or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries (taken as a whole) or (ii) is or would reasonably be expected to materially delay, materially impair or prevent the consummation of the transactions contemplated by this Agreement, including the Merger, by the Company; provided, however, that none of the following, and no Effect arising out of or resulting from any of the following, either individually or in the aggregate, shall be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur:

(a) Effects that are the result of factors generally affecting the U.S. or global economy, credit, capital, securities or financial markets or political, geopolitical, regulatory or business conditions, including any changes in currency exchange rates, credit availability and liquidity, trading volumes, monetary policy, tariff policy or inflation;

(b) Effects that are the result of factors generally affecting the industries in which the Company or any of its Subsidiaries operate;

(c) changes or proposed changes in GAAP or other accounting standards or in any applicable Law (or the enforcement or interpretation of any of the foregoing), including changes in tariff rates or the imposition of tariffs;

(d) any failure by the Company and its Subsidiaries to meet (i) any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period; or (ii) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations; provided that any Effect underlying such failure may, if not otherwise excluded from being taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur, be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur;

(e) any acts of war (whether or not declared), outbreak of hostilities, sabotage, riots, demonstrations, public disorders, terrorism (including cyber-terrorism) or military actions, any weather event or natural disaster, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural or man-made disasters and other force majeure event or any outbreak of a pandemic or disease outbreaks, including any escalation or general worsening of any such events or occurrences or any action, Law, pronouncement or guideline taken or promulgated by any Governmental Entity in response to any of the foregoing;

(f) the taking of any action specifically required by, or the failure to take any action specifically prohibited by, this Agreement (excluding any such actions required to be taken or not taken pursuant to Section 8.1(a)) or the other Transaction Documents or any actions taken or refrained from being taken by the Company or any of its Subsidiaries upon Authentic’s, Parent’s or their respective Affiliates’ written request;

(g) the availability or cost of equity, debt or other financing to Authentic, Parent or Merger Sub;

(h) any Transaction Litigation;

(i) Effects that are the result of the execution and delivery of this Agreement and the other Transaction Documents, the consummation of the Merger or the other transactions contemplated hereby or thereby or the public announcement of any of the foregoing, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with employees, suppliers, customers, lessors, partners, joint venturers, vendors, regulators, Governmental Entities or any other third Person; provided, however, that this clause (i) shall not apply to any representation or warranty contained in this Agreement to the extent such representation and warranty expressly relates to any such Effect;

(j) Effects that are the result of the Phase I Restructuring or Pre-Closing Restructuring; or

(k) a change in the market price or trading volume of the Shares on NYSE or any change in the credit rating of the Company or any of its securities; provided that any Effect underlying such change in the market price or trading volume may, if not otherwise excluded from being taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur, be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur;

provided further that, with respect to clauses (a), (b), (c) and (e) of this definition, such Effects shall be taken into account in determining whether a “Material Adverse Effect” has occurred or would reasonably be expected to occur if such Effects disproportionately affect the Company and its Subsidiaries (taken as a whole) relative to other companies of similar size operating in the industries in which the Company or any of its Subsidiaries operate, in which case, only such incremental disproportionate effect shall be taken into account.

“Material Contract” has the meaning set forth in Section 5.11(a)(xiv).

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” has the meaning set forth in Section 4.2(a).

“Merger Sub” has the meaning set forth in the Preamble.

“Multiemployer Plans” means “multiemployer plans” as defined by Section 3(37) of ERISA.

“Non-Recourse Parties” has the meaning set forth in Section 12.14.

“Non-U.S. Company Benefit Plan” means a Company Benefit Plan that is maintained primarily for the benefit of Company Employees outside of the United States.

“Non-Wholly Owned Subsidiary” has the meaning set forth in Section 5.2(d).

“Notice Period” has the meaning set forth in Section 8.2(d)(iii).

“NYSE” means the New York Stock Exchange and any successor stock exchange.

“Order” means any order, award, judgment, injunction, writ, decree (including any consent decree or similar agreed order or judgment), directive, settlement, stipulation, ruling, determination, charge, required undertaking, corrective action plan, decision or verdict, whether civil, criminal or administrative, in each case, that is imposed, entered, issued, made or rendered by any Governmental Entity.

“Ordinary Course of Business” means, with respect to any Person, the conduct that is consistent in nature, scope and magnitude with the past practices of such Person.

“Organizational Documents” means (a) with respect to any Person that is a corporation, its certificate of incorporation and bylaws or comparable documents, (b) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement or comparable documents, (c) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company agreement or comparable documents, (d) with respect to any Person that is a trust, its declaration of trust, or comparable documents and (e) with respect to any other Person that is not an individual, its comparable organizational documents.

“Original Date” has the meaning set forth in Section 8.3(b).

“Outside Date” has the meaning set forth in Section 11.2(a).

“Owned Real Property” means all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, owned by the Company or any of its Subsidiaries.

“Parent” has the meaning set forth in the Preamble.

“Parent Approvals” has the meaning set forth in Section 6.4(a).

“Parent Benefit Plan” means any benefit or compensation plan, program, policy, practice, Contract or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored or maintained by, or required to be contributed to, or with respect to which any potential obligation or liability is borne by, Parent or any of its Subsidiaries, including ERISA Plans, employment, consulting, post-employment or retirement (including compensation, pension, health, medical or life insurance benefits), severance, termination or “change of control” agreements, deferred compensation, equity or equity-based, incentive, bonus, supplemental retirement, profit sharing, vacation, holiday, sick leave or other paid time off, insurance (including any self-insured arrangements), health or medical, dental, vision, life insurance, accident insurance, cafeteria plan, flexible spending, employee assistance program, disability, relocation, supplemental unemployment benefits, welfare, perquisites, fringe or other material benefits or material remuneration of any kind.

“Parent Equity Interests” has the meaning set forth in Section 2.1(d).

“Parent Equity Transfer” has the meaning set forth in Section 2.1(d).

“Parent Equity Transfer Effective Time” means the effective time of the Parent Equity Transfer.

“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, does or would reasonably be expected to materially delay, materially impair or prevent the ability of Parent or Merger Sub to timely consummate the transactions contemplated by this Agreement, including the Merger.

“Parties” has the meaning set forth in the Preamble.

“Paying Agent” means the paying agent selected by Authentic and approved by the Company in writing prior to the Effective Time.

“Paying Agent Agreement” means the Contract pursuant to which Authentic shall appoint the Paying Agent, which shall be in form and substance reasonably acceptable to the Company.

“Per Share Merger Consideration” means $16.75 per Share in cash, without interest.

“Permitted Confidentiality Agreement” has the meaning set forth in Section 8.2(b)(ii).

“Permitted Encumbrances” means: (a) Encumbrances for current Taxes or other governmental charges not yet due and payable or, if due and payable, that the Person subject to such Taxes or other governmental charges is contesting in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (b) cashiers, mechanics’, carriers’, workmen’s, repairmen’s, landlords’ or other like Encumbrances arising or incurred in the Ordinary Course of Business that relate to obligations (x) that are not yet due and payable or, if due, are not delinquent or (y) as to which the validity or amount of which is being contested in good faith by appropriate proceedings, for which adequate reserves have been established in accordance with, and to the extent required by, GAAP consistent with past practice, (c) with respect to Real Property, (i) non-monetary Encumbrances of record that do not, individually or in the aggregate, have a material impact on the current use or value of such Real Property or (ii) leases and subleases in the Ordinary Course of Business, (d) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, (e) Encumbrances relating to intercompany borrowings among a Person and its wholly owned subsidiaries, (f) Encumbrances securing the Existing Indebtedness, (g) precautionary UCC financing statements (including any assignments), including any filed in respect of any Existing Indebtedness or any other obligation and similar filings made in respect of consignment arrangements or other similar agreements, (h) non-exclusive licenses or sublicenses granted to or in Intellectual Property in the Ordinary Course of Business, (i) Encumbrances imposed by applicable Law (other than Tax Law), (j) pledges or deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations or a similar nature, in each case, in the Ordinary Course of Business, (k) non-monetary Encumbrances the existence of which are disclosed in the notes to the audited consolidated financial statements of the Company included in the Company Reports, (l) Encumbrances under the agreements set forth on Section 1.1 (Permitted Encumbrances) of the Company Disclosure Schedule or (m) any Encumbrances granted by any stockholder of the Company on the Shares owned by such stockholder.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

“Personal Information” means any information defined as “personal data”, “personally identifiable information”, “ personal information” or other similar term under any Laws relating to privacy or data security.

“Phase I Restructuring” means, collectively, the steps or actions set forth on the Pre-Closing Restructuring Plan which are scheduled to occur prior to the Condition Satisfaction Date as set forth on Part 1 of Exhibit B attached hereto and any other actions reasonably requested by Authentic to give effect to the Pre-Closing Restructuring Plan that, in the Company’s reasonable judgment, would not impede, delay or impair the Condition Satisfaction Date or the Closing or create any material liability or material obligation for the Company and its Subsidiaries (taken as a whole).

“Pillar Two” means all laws, regulations, and treaties implementing the regimes set out in the OECD (2021), Tax Challenges Arising from the Digitalization of the Economy – Global Anti-Base Erosion Model Rules (Pillar Two): Inclusive Framework on BEPS, OECD, Paris, https://www.oecd.org/tax/beps/tax-challenges-arising-from-the-digitalisation-of-the-economy-global-anti-base-erosion-model-rules-pillar-two.htm (as amended, updated, or restated) and all associated OECD commentaries and guidance.

“Pre-Closing Restructuring” has the meaning set forth in Section 2.1(b).

“Pre-Closing Restructuring Documentation” has the meaning set forth in Section 2.1(c).

“Pre-Closing Restructuring Indemnified Parties” has the meaning set forth in Section 11.5(f).

“Pre-Closing Restructuring Plan” has the meaning set forth in Section 2.1(b).

“Preferred Share” means any share of the preferred stock of the Company, par value $.01 per share.

“Privacy Requirements” means (a) any Laws relating to privacy or data security, (b) any Contracts or other written commitments of the Company and its Subsidiaries relating to privacy or data security of Personal Information, and (c) any public statements or policies adopted by the Company or its Subsidiaries relating to privacy or data security.

“Proceeding” means any action, cause of action, claim, demand, litigation, suit, investigation by a Governmental Entity, review, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise.

“Proxy Statement” has the meaning set forth in Section 8.5(a)(i).

“Real Property” means the Owned Real Property and Leased Real Property.

“Registered” means registered with, issued by, renewed by or the subject of a pending application before any Governmental Entity or Internet domain name registrar.

“Regulatory Filing Fees” has the meaning set forth in Section 8.5(b)(v).

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, emptying, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Substance into or through the indoor or outdoor environment.

“Representative” means, with respect to any Person, any director, principal, partner, manager, member (if such Person is a member-managed limited liability company or similar entity), employee (including any officer), consultant, investment banker, financial advisor, legal counsel, attorney-in-fact, accountant or other advisor, agent or other representative of such Person, in each case acting in their capacity as such.

“Required Regulatory Approvals” has the meaning set forth in Section 9.1(b).

“Requisite Company Vote” means the approval and adoption of this Agreement and approval of the Disposition, by an affirmative vote of (a) the holders of a majority of the outstanding Shares entitled to vote on such matter and (b) a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the DGCL); which, for the avoidance of doubt, shall exclude any stockholder that is not an Unaffiliated Company Stockholder.

“Restructuring” means the ongoing restructuring of the Company’s operations contemplated by Schedule 1.1 (Restructuring).

“Rolling Stockholders” means the Stockholders (as defined in the Voting Agreement), excluding the Stockholder set forth on Exhibit F.

“Rollover Shares” means all Shares owned beneficially or of record by the Rolling Stockholders as of immediately prior to the Effective Time (for such purpose, after giving effect to the acceleration and vesting provisions set forth in Section 4.3), including as a result of the exercise of any Company Equity Award.

“Sanctioned Country” means a country or territory that is the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, and the Crimea, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic regions of Ukraine).

“Sanctioned Person” means any Person that is the target of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State, and, as applicable, the United Nations Security Council, the European Union, any Member State of the European Union, or the United Kingdom; (b) any Person located, organized, or ordinarily resident in a Sanctioned Country; (c) the government of a Sanctioned Country or the Government of Venezuela; or (d) any Person fifty percent (50%) or more owned or, as applicable under relevant Sanctions, controlled by, any such Person or Persons or acting for or on behalf of such Person or Persons.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States (including OFAC and the U.S. Department of State), and, as applicable, the United Nations Security Council, the European Union, any European Union Member State, or the United Kingdom.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“Schedule 13E-3” has the meaning set forth in Section 8.5(a)(i).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Section 16 Officer” has the meaning set forth in Section 5.13(a).

“Share” means any share of the common stock of the Company, par value $.01 per share.

“Special Committee” has the meaning set forth in the Recitals.

“Special Committee Recommendation” has the meaning set forth in the Recitals.

“Stock Plans” means, collectively, the Equity Incentive Plan and the ESPP.

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of (a) the securities or ownership interests of such other Person having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions or (b) the equity or ownership interests of such other Person, in each case is directly or indirectly owned or controlled by such first Person or by one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

“Superior Proposal” means a bona fide written Acquisition Proposal that did not result from a material breach of Section 8.2(a) made after the date of this Agreement by a third Person (with references in the definition of Acquisition Proposal to twenty percent being deemed to be replaced with references to fifty percent) that the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its outside legal counsel and its or the Special Committee’s financial advisor, and after taking into account such legal, financial, regulatory, likelihood of consummation and other aspects of such proposal as the Company Board (acting on the recommendation of the Special Committee) or the Special Committee deems relevant, (i) is reasonably capable of being consummated in accordance with its terms and (ii) if consummated would result in a transaction more favorable to the Unaffiliated Company Stockholders from a financial point of view than the Merger (after taking into account any revisions to the terms and conditions of this Agreement proposed by Authentic pursuant to Section 8.2(d)(iii)).

“Surviving Corporation” has the meaning set forth in Section 2.5.

“Tail Period” means the period of six years from and after the Effective Time.

“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation or Law that limits or restricts business combinations or the ability to acquire or vote shares.

“Tax Returns” means all returns and reports (including elections, declarations, disclosures, schedules, estimates, information returns and other documents and attachments thereto) relating to Taxes or the administration of any Laws relating to Taxes, including, for the avoidance of doubt, any amendments or supplements thereof, filed or supplied or required to be filed or supplied to any Taxing Authority.

“Taxes” means all income, profits, gains, franchise, transfer, net income, gross receipts, gross income, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, use, property (including real property transfer or gains), withholding, excise, production, value added, ad valorem, occupancy, escheat, unclaimed property, business, occupation, estimated and other taxes, duties, fees, tariffs or assessments in the nature of a tax (including any taxes or similar charges imposed in connection with Pillar Two), together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, in each case imposed by any Governmental Entity having competent jurisdiction over the assessment, determination, collection or imposition of any such taxes, duties and assessments (such a Governmental Entity, a “Taxing Authority”).

“Taxing Authority” has the meaning set forth in the definition of “Taxes.”

“Termination Fee” means an amount equal to $23,297,914.

“Third-Party Consents” has the meaning set forth in Section 8.6.

“Top Customer” has the meaning set forth in Section 5.12(a).

“Top Licensee” has the meaning set forth in Section 5.12(c).

“Top Supplier” has the meaning set forth in Section 5.12(b).

“Trade Secrets” has the meaning set forth in the definition of “Intellectual Property”.

“Trademarks” has the meaning set forth in the definition of “Intellectual Property”.

“Transaction Documents” has the meaning set forth in Section 12.11(a).

“Transaction Litigation” has the meaning set forth in Section 8.14.

“Transfer Taxes” means all transfer, documentary, sales, use, stamp, recording, value added, registration and other similar Taxes and fees.

“UFLPA” has the meaning set forth in Section 5.5(d).

“Unaffiliated Company Stockholders” means the holders of the outstanding Shares, excluding (a) Authentic, Parent and Merger Sub and their respective controlled Affiliates (if applicable), (b) the parties to the Voting Agreement, other than the Company and Authentic, and their respective Affiliates, (c) the additional family members of certain parties to the Voting Agreement identified on Exhibit E attached hereto, (d) the members of the Company Board and (e) any person that the Company has determined to be an “officer” of the Company within the meaning of Section 16a-1(f) of the Exchange Act.

“Voting Agreement” has the meaning set forth in the Recitals.

“Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person of which all of the equity or ownership interests of such Subsidiary are directly or indirectly owned or controlled by such Person.

“Willful and Material Breach” means a material breach of any representation, warranty, covenant or agreement set forth in this Agreement that is a consequence of an act or failure to act by a Party with the actual knowledge that the taking of such act or failure to act would cause, or would reasonably be expected to result in, such material breach.

“XUAR” has the meaning set forth in Section 5.5(d).

1.2. Other Terms. Each of the capitalized terms used in this Agreement and not defined in Section 1.1 has the meaning set forth where such term is first used or, if no meaning is set forth, the meaning required by the context in which such term is used.

1.3. Interpretation and Construction.

(a) The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

(b) Unless otherwise specified in this Agreement or the context otherwise requires:

(i) all Preamble, Recital, Article, Section, clause, Exhibit and Schedule references used in this Agreement are to the preamble, recitals, articles, sections, clauses exhibits and schedules to this Agreement and references to Schedules include the Company Disclosure Schedule and the Authentic Disclosure Schedule, unless indicated otherwise;

(ii) if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb);

(iii) the terms defined in the singular shall have a comparable meaning when used in the plural and vice versa;

(iv) words importing the masculine gender shall include the feminine and neutral genders and vice versa;

(v) whenever the words “includes” or “including” are used, they shall be deemed to be followed by the words “without limitation”;

(vi) the words “hereto,” “hereof,” “hereby,” “herein,” “hereunder” and similar terms shall refer to this Agreement as a whole and not any particular provision of this Agreement;

(vii) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”;

(viii) all accounting terms not expressly defined in this Agreement shall have the meanings given to them under GAAP;

(ix) references to the “United States” or abbreviations thereof mean the United States of America and its states, territories and possessions;

(x) the rule known as the ejusdem generis rule shall not apply, and accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

(xi) the term “dollars” and the symbol “$” mean U.S. Dollars and all amounts in this Agreement shall be paid in U.S. Dollars;

(xii) any information or documents referred to in this Agreement shall be deemed to have been “made available” (or words of similar import) by or on behalf of one or more Parties to another Party or Parties if (A) such first Parties or Representatives thereof made such information or document available in any virtual data rooms established by or on behalf of such first Parties and accessible by any of the other Parties or Representatives thereof, in each case in connection with the transactions contemplated by this Agreement prior to the execution and delivery of this Agreement or (B) information or document is disclosed in the Company Reports filed or furnished on or after the Applicable Date and at least one Business Day prior to the execution and delivery of this Agreement;

(xiii) when calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded and if the last day of the period is a non-Business Day, the period in question shall end on the next Business Day or if any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day and references to a number of days shall refer to calendar days unless Business Days are specified;

(xiv) all references to any (A) statute include the rules and regulations promulgated thereunder and all applicable, guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Entity and (B) Law shall be a reference to such Law as amended, re-enacted, consolidated or replaced as of the applicable date or during the applicable period of time;

(xv) all references to (A) any Contract, other agreement, document or instrument (excluding this Agreement) mean such Contract, other agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, unless otherwise specified therein, include all schedules, annexes, addendums, exhibits and any other documents attached thereto or incorporated therein by reference and (B) this Agreement means this Agreement, as amended or otherwise modified from time to time in accordance with Section 12.5;

(xvi) unless context requires otherwise, “neither,” “nor,” “any,” “either” and “or” are not exclusive; and

(xvii) all references to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(c) The Company Disclosure Schedule and the Authentic Disclosure Schedule may include items and information the disclosure of which is not required either in response to an express disclosure requirement of this Agreement or as an exception to one or more provisions set forth in this Agreement. Inclusion of any such items or information in the Company Disclosure Schedule or the Authentic Disclosure Schedule shall not be deemed to be an acknowledgement or agreement that any such item or information (or any non-disclosed item or information of comparable or greater significance) is “material” or that it has had or would have a Material Adverse Effect, a Parent Material Adverse Effect or an Authentic Material Adverse Effect, as the case may be. Further, nothing in the Company Disclosure Schedule or the Authentic Disclosure Schedule will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including any violation or breach of law or contract. The Parties agree that the disclosure set forth in any particular section of the Company Disclosure Schedule will be deemed to be an exception to or disclosure for the purposes of, as applicable, (i) the representations or warranties of the Company in the corresponding Section of this Agreement and (ii) any other representation or warranty of the Company that are set forth in this Agreement to the extent the relevance of such exception or disclosure is reasonably apparent on its face.

(d) The Parties have jointly negotiated and drafted this Agreement and if an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

THE TRANSACTIONS

2.1. Phase I Restructuring; Pre-Closing Restructuring; Parent Equity Transfer.

(a) Prior to the Condition Satisfaction Date, the Company shall, and shall cause each of its Affiliates to, effect the Phase I Restructuring set forth on Part 1 of Exhibit B in a manner reasonably acceptable to Authentic; provided that nothing in the Phase I Restructuring shall require the Company or any of its Affiliates to violate applicable Law or any Contract for which the counterparty’s consent has not been obtained despite the Company’s commercially reasonable efforts; provided, further, that in the event that the Company determines not to effect a transaction set forth in the Phase I Restructuring due to a reasonable determination by the Company that such transaction would violate applicable Law or any Contract for which the counterparty’s consent has not been obtained despite the Company’s commercially reasonable efforts, the Company shall: (i) promptly notify Authentic and (ii) use commercially reasonable efforts to implement such transaction proposed in writing by Authentic (email being sufficient) in an alternative manner as similar as possible to the transaction contemplated by the Phase I Restructuring, which shall be mutually agreed between Authentic and the Company, acting reasonably and in good faith.

(b) Prior to the Effective Time, but subject to the occurrence of the Condition Satisfaction Date, Parent and the Company shall, and shall cause each of their applicable Affiliates to, effect the transactions set forth on Part 2 of Exhibit B attached hereto which are to be effected by such Party, including taking the steps in accordance with the steps plan set forth thereon which are to be effected by such Party (such schedule Part 1 and Part 2 collectively, the “Pre-Closing Restructuring Plan” and such transactions and steps on Part 2 of Exhibit B, the “Pre-Closing Restructuring”), pursuant to which, among other things, all of the Company IPCo

Assets shall be contractually conveyed, transferred, assigned, delivered to and assumed by Company Swiss IPCo and Company US IPCo; provided that nothing in the Pre-Closing Restructuring shall require Parent, the Company or any of their applicable Affiliates to violate applicable Law; provided, further, that in the event that the Company determines not to effect a transaction set forth in the Pre-Closing Restructuring due to a reasonable determination by the Company pursuant to the foregoing proviso, the Company shall: (i) promptly notify Authentic and (ii) use commercially reasonable efforts to implement such transaction proposed in writing by Authentic (email being sufficient) in an alternative manner as similar as possible to the transaction contemplated by the Pre-Closing Restructuring, which shall be mutually agreed between Authentic and the Company, acting reasonably and in good faith; and provided, further, that all filings or related recordations or perfections of any transfers described in Part 2 of the Pre-Closing Restructuring Plan shall not occur prior to the Condition Satisfaction Date. Notwithstanding anything to the contrary contained herein, following the date hereof, the Pre-Closing Restructuring may be amended by Authentic, but shall not be amended, modified or waived by Authentic in any manner that the Special Committee determines in good faith would reasonably be expected to (after consultation with its outside counsel and taking into account all relevant facts, including Authentic’s and Parent and Merger Sub’s perspectives) materially delay, impair or impede the Closing or that would result in the Company violating applicable Law.

(c) Authentic shall, as promptly as practicable, deliver drafts of all agreements and other documents required to be executed by the Company or any of its Subsidiaries in order to consummate the Phase I Restructuring and the Pre-Closing Restructuring (such agreements and documents, the “Pre-Closing Restructuring Documentation”) to the Company for the Company’s review; provided that the Company shall cooperate with Authentic and provide Authentic with information regarding the Company and its Affiliates as reasonably requested by Authentic in connection with the preparation of the Pre-Closing Restructuring Documentation. Authentic shall implement any timely comments made by the Company to the Pre-Closing Restructuring Documentation in good faith, so long as such comments do not adversely affect Authentic, the Rolling Stockholders, the Company or any of their respective Affiliates in any material respect, impact the Per Share Merger Consideration or delay, impair or impede the Closing (it being understood that such comments must be consistent with the Pre-Closing Restructuring Plan); provided, further, that Authentic agrees to deliver the Pre-Closing Restructuring Documentation in a manner and at a time that will not and would not reasonably be expected to delay the Condition Satisfaction Date or the Closing Date, in each case, assuming consummation of the Phase I Restructuring or the Pre-Closing Restructuring was not a condition to such dates, respectively.

(d) On the Condition Satisfaction Date, as part of the Pre-Closing Restructuring, Authentic shall transfer all of the issued and outstanding equity interests of Parent (and indirectly through ownership of Parent, Merger Sub) (the “Parent Equity Interests”) to IPCo Holdings and, pursuant to the terms of the Voting Agreement, IPCo Holdings shall irrevocably accept all of the Parent Equity Interests for no consideration (such transfer and irrevocable acceptance, the “Parent Equity Transfer”).

(e) Purchase of Acquired IPCo Equity.

(i) On the Closing Date, following the consummation of the Phase I Restructuring and the Pre-Closing Restructuring and immediately prior to the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, the Company shall, or shall cause its applicable Affiliate to, grant, transfer, convey, assign and deliver to Authentic (or its designee(s)), and Authentic (or its designee(s)) shall purchase and acquire from the Company (or its applicable Affiliate) all right, title and interest in and to (a) 51% of the issued and outstanding equity interests of Company Swiss IPCo and (b) 51% of the issued and outstanding equity interests of Company US IPCo (such equity interests, collectively, the “Authentic Acquired IPCo Equity” and such purchase, the “Authentic Equity Purchase”), free and clear of any Encumbrances, in each case, pursuant to documents prepared by Authentic.

(ii) At the option of Parent (following the Parent Equity Transfer Effective Time), on the Closing Date, following the consummation of the Phase I Restructuring and the Pre-Closing Restructuring, the Parent

Equity Transfer Effective Time and immediately prior to the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, the Company shall, or shall cause its applicable Affiliate to, grant, transfer, convey, assign and deliver to IPCo Holdings or its designee (such Person or Persons, “Investor Holdings”), and Parent (following the Parent Equity Transfer Effective Time) shall cause Investor Holdings to purchase and acquire from the Company (or its applicable Affiliate) all right, title and interest in and to (a) up to 19% of the issued and outstanding equity interests of Company Swiss IPCo and (b) up to 19% of the issued and outstanding equity interests of Company US IPCo (such equity interests, collectively, the “Investor Acquired IPCo Equity” and such purchase, the “Investor Equity Purchase”), free and clear of any Encumbrances, in each case, pursuant to documents in form and substance analogous to those described in Section 2.1(e)(i). Parent may exercise the option described in this Section 2.1(e)(ii) by written notice to the Company ten (10) Business Days prior to Condition Satisfaction Date, which written notice shall specify the percentage of Company Swiss IPCo and Company US IPCo to be acquired (which percentages shall be identical) and shall attach drafts of all required documentation to effect the Investor Equity Purchase.

2.2. Letter of Direction. Authentic will deliver to the Paying Agent or the Surviving Corporation (as applicable for any Company Equity Payments pursuant to Section 4.3(e)), on or prior to the Closing, an amount of cash (the “Authentic Contribution”) that, together with Excess Company Cash (if applicable), will be sufficient for the funding of the Debt Payoff (if any) and the payment of the Merger Consideration, pursuant to a letter of direction in the form mutually agreed among Authentic, Parent, the Rolling Stockholders and the Company prior to the Closing, which letter of direction shall provide, among other things, that, as of the Closing, the Paying Agent will use the Authentic Contribution, together with Excess Company Cash (if applicable) delivered to the Paying Agent, to fund the Debt Payoff (if any) and pay the Merger Consideration (other than any applicable Company Equity Payments subject to Section 4.3(e)), and the Surviving Corporation shall use the Authentic Contribution, together with Excess Company Cash (if applicable), to make payments in connection with applicable Company Equity Awards pursuant to Section 4.3(e).

2.3. Closing. The Closing shall take place by electronic exchange of deliverables and release of signatures for the purpose of confirming the satisfaction or waiver, as the case may be, on the fifth Business Day following the Condition Satisfaction Date, subject to the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article X (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of those conditions) or at such other date, time and place (or by means or remote communication) as the Parties may agree in writing.

2.4. Certificate of Merger and Effective Time. As promptly as practicable following the Closing, but on the Closing Date, the Parties shall (a) cause the Certificate of Merger to be duly executed and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL and (b) deliver and tender, or cause to be delivered or tendered, as applicable, any Taxes and fees and make all other filings or recordings required under the DGCL in connection with such filing of the Certificate of Merger and the Merger, which shall become effective at the date and time when the Certificate of Merger has been executed and filed pursuant to subclause (a) of this Section 2.4, or at such later date and time as may be agreed by the Parties in writing and specified in the Certificate of Merger so executed and filed (such date and time, as applicable, the “Effective Time”).

2.5. The Merger. Subject to the terms and conditions of this Agreement and pursuant to the applicable provisions of the DGCL, (a) at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease, (b) the Company shall be the surviving corporation in the Merger (sometimes referred to as the “Surviving Corporation”) and, from and after the Effective Time, shall be a Wholly Owned Subsidiary of Parent and the separate corporate existence of the Company shall continue unaffected by the Merger, and (c) the Merger shall have such other applicable effects as set forth in this Agreement and in the applicable provisions of the DGCL.

ARTICLE III

CERTIFICATE OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

3.1. Certificate of Incorporation of the Surviving Corporation. At the Effective Time, subject to Section 8.11, the certificate of incorporation of the Surviving Corporation (the “Charter”) shall be amended and restated in its entirety to read substantially as set forth in Exhibit A, until thereafter duly amended, restated or amended and restated as provided therein or by applicable Law.

3.2. Bylaws of the Surviving Corporation. The Parties shall take all necessary action such that the bylaws of the Merger Sub in effect immediately prior to the Effective Time, subject to Section 8.11, shall be the bylaws of the Surviving Corporation (the “Bylaws”), except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended, restated or amended and restated as provided therein, the Charter or by applicable Law.

3.3. Directors of the Surviving Corporation. The Parties shall take all necessary action such that the members of the board of directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, each to hold office until his or her or their successor has been duly elected or appointed and qualified or until his or her or their earlier death, resignation or removal pursuant to the Charter, the Bylaws or applicable Law.

3.4. Officers of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, each to hold office until his or her or their successor has been duly elected or appointed and qualified or until his or her or their earlier death, resignation or removal pursuant to the Charter, the Bylaws or applicable Law.

ARTICLE IV

EFFECT OF THE MERGER ON CAPITAL STOCK;

DELIVERY OF MERGER CONSIDERATION

4.1. Effect of the Merger on Capital Stock. By virtue of the Merger and without any action on the part of the holder of any capital stock of the Company or on the part of the sole stockholder of Merger Sub:

(a) Merger Consideration. At the Effective Time, each Share (other than Excluded Shares and Dissenting Shares) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the Per Share Merger Consideration, and shall cease to be outstanding, shall be cancelled and shall cease to exist, and each Certificate representing one or more of such Share(s), and each Book-Entry Share representing one or more of such Share(s), shall thereafter only represent the right to receive the Per Share Merger Consideration, payable pursuant to Section 4.2.

(b) Treatment of Excluded Shares and Dissenting Shares. At the Effective Time, each Excluded Share and Dissenting Share shall cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist, subject to any rights any Dissenting Stockholders may have pursuant to Section 4.2(f) with respect to any Dissenting Shares.

(c) Rollover Shares. For the avoidance of doubt, the Rollover Shares shall not be entitled to receive the Per Share Merger Consideration and shall, immediately prior to the Effective Time be contributed (or otherwise transferred), directly or indirectly, to IPCo Holdings pursuant to the terms of the Interim Investors Agreement, and, at the Effective Time, shall be treated as Excluded Shares pursuant to Section 4.1(b).

(d) Merger Sub. At the Effective Time, each share of common stock of Merger Sub, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation, par value $0.01 per share, and shall constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

4.2. Delivery of Merger Consideration.

(a) Deposit of Merger Consideration and Paying Agent. At or prior to the Closing, as part of the Authentic Contribution, Authentic shall deposit, or cause to be deposited, (i) with the Paying Agent, an amount in cash in immediately available funds sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments in respect of (x) the Shares pursuant to Section 4.1(a), (y) any Company Equity Awards pursuant to the proviso in Section 4.3(e), excluding any amounts due in respect of accrued and unpaid dividend equivalents or other amounts credited, in each case, in respect of any dividend or distribution with respect to Company Equity Awards and (ii) with Parent or the Surviving Corporation an amount in cash in immediately available funds sufficient in the aggregate to provide all funds necessary for Parent or the Surviving Corporation to make or cause to be made payments in respect of the Company Equity Awards pursuant to Section 4.3(e) (other than pursuant to the proviso thereof) (excluding (A) any amounts due in respect of accrued and unpaid dividend equivalents or other amounts credited, in each case, in respect of any dividend or distribution with respect to Company Equity Awards, which shall be paid by the Surviving Corporation and (B) for the avoidance of doubt, any employment, payroll or similar Taxes related to such payments) (such aggregate amount of clauses (i) and (ii), the “Merger Consideration” and such cash, the “Exchange Fund”). Pursuant to the Paying Agent Agreement, the Paying Agent shall, among other things, (A) act as the paying agent for the payment and delivery of the Per Share Merger Consideration pursuant to the terms and conditions of this Agreement, and (B) invest the Exchange Fund, if and as directed by Parent; provided, however, that any investment shall be in obligations of or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof and backed by the full faith and credit of the U.S. government or such agency or instrumentality thereof in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Financial Services, LLC, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available), or in money market funds having a rating in the highest investment category granted by a nationally recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three months. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level sufficient to make prompt payment and delivery of the aggregate Per Share Merger Consideration as contemplated by Section 4.1(a), or to the extent the Exchange Fund is not sufficient to make prompt payment and delivery of the aggregate Per Share Merger Consideration in respect of any Dissenting Shares that become Shares entitled to receive the Per Share Merger Consideration pursuant to the last sentence of Section 4.2(f), Parent shall or shall cause the Surviving Corporation to promptly, but in any event within five Business Days, deposit or cause to be deposited such additional amounts in cash in immediately available funds with the Paying Agent for the Exchange Fund so as to ensure that the Exchange Fund is maintained at a level sufficient to make such cash payments. Any interest and other income resulting from such investment (if any) in excess of the amounts payable pursuant to Section 4.2(b) shall be promptly returned to Parent or the Surviving Corporation, as determined by Parent in accordance with the terms and conditions of the Paying Agent Agreement. The Exchange Fund shall not be used for any purposes other than the payment of holders of Shares as contemplated herein.

(b) Procedures for Surrender.

(i) As promptly as practicable after the Effective Time (but in any event within three Business Days thereafter), Parent shall cause the Paying Agent to mail or otherwise provide each holder of record of Shares entitled to receive the Per Share Merger Consideration that are (A) Certificates or (B) Book-Entry Shares not held, directly or indirectly, through DTC notice advising such holders of the effectiveness of the Merger, which notice shall include (1) appropriate transmittal materials (including a customary letter of transmittal) specifying that delivery shall be effected, and risk of loss and title to the Certificates or such Book-Entry Shares shall pass only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) or the surrender of such Book-Entry Shares to the Paying Agent (which shall be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Shares or such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement), as applicable, and (2) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) or such Book-Entry Shares to the Paying Agent in exchange for the Per Share Merger Consideration that such holder is entitled to receive as a result of the Merger pursuant to this Article IV.

(ii) With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent shall transmit to DTC or its nominees as promptly as practicable after the Effective Time, but in any event within two Business Days after the Closing Date, upon surrender of Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, an amount in cash, in immediately available funds, equal to the Per Share Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Article IV.

(iii) Upon surrender to the Paying Agent of Shares that (A) are Certificates, by physical surrender of such Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) together with the letter of transmittal, duly completed and executed, and such other documents as may be reasonably required by the Paying Agent, (B) are Book-Entry Shares not held through DTC, by book-receipt of an “agent’s message” by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement), in each case of the foregoing clauses (A) and (B) of this Section 4.2(b)(iii), pursuant to such materials and instructions contemplated by Section 4.2(b)(i), and (C) are Book-Entry Shares held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries pursuant to Section 4.2(b)(ii) the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to pay and deliver, out of the Exchange Fund, as promptly as practicable to such holders, an amount in cash in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) equal to the product obtained by multiplying (1) the number of Shares represented by such Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) or such Book-Entry Shares by (2) the Per Share Merger Consideration, and each Certificate so surrendered shall forthwith be cancelled.

(iv) In the event of a transfer of ownership of any Certificate that is not registered in the stock transfer books or ledger of the Company or if the consideration payable is to be paid in a name other than that in which the Certificate or Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, a check for any cash to be exchanged upon due surrender of any such Certificate or Certificates may be issued by the Paying Agent to such a transferee if the Certificate or Certificates is or are (as applicable) properly endorsed and otherwise in proper form for surrender and presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and the Person requesting such payment has paid any Transfer Taxes required by reason of the payment of the Per Share Merger Consideration to a Person other than the registered holder of such Certificate or Certificates, or established that any applicable Transfer Taxes have been paid or are not applicable, in each case, in form and substance, reasonably satisfactory to Parent and the Paying Agent. Payment of the Per Share Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered in the stock transfer books or ledger of the Company. None of Parent, Merger Sub or the Surviving Corporation shall have any liability for any such Transfer Taxes in the circumstances described in this Section 4.2(b)(iv).

(v) For the avoidance of doubt, no interest shall be paid or accrued for the benefit of any holder of Shares on any amount payable upon the surrender of any Shares.

(c) Transfers. All Per Share Merger Consideration paid upon surrender of a Certificate or Book-Entry Share in accordance with the terms of this Article IV shall be deemed to have been paid in full satisfaction of all rights pertaining to such Shares formerly represented by such Certificates or Book-Entry Shares. From and after the Effective Time, there shall be no transfers on the stock transfer books or ledger of the Company of the Shares. If, after the Effective Time, any Certificate or acceptable evidence of a Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled to receive as a result of the Merger pursuant to this Article IV.

(d) Termination of Exchange Fund.

(i) Any portion of the Exchange Fund (including any interest and other income resulting from any investments thereof (if any)) that remains unclaimed by the holders of Shares for twelve months from and after the Closing Date shall be delivered to Parent or the Surviving Corporation, as determined by Parent. Any holder of Shares who has not theretofore complied with the procedures, materials and instructions contemplated by this Section 4.2 shall thereafter look only to Parent or the Surviving Corporation as a general creditor thereof for such payments (after giving effect to any required Tax withholdings as provided in Section 4.2(g) and Sections 4.3(a) through 4.3(e), as applicable) in respect thereof.

(ii) Notwithstanding anything to the contrary set forth in this Article IV, none of Authentic, the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares or Company Equity Awards for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. If any Shares shall not have been surrendered immediately prior to the date on which any Per Share Merger Consideration would otherwise escheat to or become the property of any Governmental Entity, any Per Share Merger Consideration payable in accordance with this Article IV shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(e) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit, in a form and substance reasonably acceptable to Parent, of such fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent or the Paying Agent pursuant to the Paying Agent Agreement, the posting by such Person of a bond in customary amount and upon such terms as may be reasonably required by Parent or the Paying Agent pursuant to the Paying Agent Agreement as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent shall, in exchange for such Certificate, issue a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) equal to the product obtained by multiplying (i) the number of Shares represented by such lost, stolen or destroyed Certificate by (ii) the Per Share Merger Consideration.

(f) Appraisal Rights. Subject to the last sentence of this Section 4.2(f), no Dissenting Stockholder shall be entitled to receive the Per Share Merger Consideration with respect to the Dissenting Shares owned by such Dissenting Stockholder and each Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to the Dissenting Shares owned by such Dissenting Stockholder and, at the Effective Time, such Dissenting Stockholder shall cease to have any other rights with respect to such Dissenting Shares, except the rights provided in Section 262 of the DGCL. Prior to the Effective Time, the

Company shall give Authentic (i) prompt written notice and copies of any written demands for appraisal, actual, attempted or purported withdrawals of such demands, and any other instruments served pursuant to (or purportedly pursuant to) applicable Law that are received by the Company, its Subsidiaries or their respective Representatives relating to the Company’s stockholders’ demands of appraisal or any alleged dissenters’ rights and (ii) a reasonable opportunity to direct all negotiations and Proceedings with respect to any demand for appraisal under the DGCL, including any determination to make any payment or deposit with respect to any of the Dissenting Stockholders with respect to any of their Dissenting Shares under Section 262(h) of the DGCL prior to the entry of judgment in the Proceedings regarding appraisal or entering into any Contracts with any such Dissenting Stockholders relating thereto. The Company shall not, except with the prior written consent of Authentic voluntarily make any payment or deposit with respect to any demands for appraisals, offer to settle or settle any such demands or approve any withdrawal of any such demands, or agree, authorize or commit to do any of the foregoing. If any Dissenting Stockholder shall have effectively withdrawn or otherwise waived or lost the right under Section 262 of the DGCL with respect to any Dissenting Shares, such Dissenting Shares shall become eligible to receive the transaction consideration pursuant to Section 4.1.

(g) Withholding Rights. Each of Parent, the Surviving Corporation, the Company and the Paying Agent (and any of their respective agents, Affiliates and assigns) shall be entitled to deduct and withhold from the consideration otherwise payable in connection with this Agreement to any Person such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable Tax Law. To the extent that amounts are so withheld, (i) such withheld amounts shall be remitted to the applicable Governmental Entity in accordance with applicable Law, and (ii) any such withheld amounts so remitted shall be treated for all purposes of this Agreement as having been paid to the Persons in respect of which such deduction and withholding was made. If Parent or the Surviving Corporation determines that it or any of its Affiliates, permitted successors or assigns is required to deduct or withhold any amount from any payment hereunder (other than (i) any backup withholding under Section 3406 of the Code (or a similar provision of state, local or foreign Law), (ii) any withholding in respect of Company Equity Awards covered by Section 4.3 or (iii) any withholding required as a result of the failure of the Company to deliver the certificate described in Section 8.19) or in connection with the transactions contemplated hereby, as applicable, it shall use commercially reasonable efforts to provide reasonable advance notice to the Company of the intent to deduct or withhold such amount and the basis for such deduction or withholding, and the Parties shall use commercially reasonable efforts to provide for a reasonable opportunity for forms or other documentation to be provided that would, and use commercially reasonable efforts to, mitigate, reduce or eliminate such deduction or withholding.

4.3. Treatment of Company Equity Awards.

(a) Company Options. At the Effective Time, any vesting conditions applicable to any Company Option shall, automatically and without any required action on the part of the holder thereof, accelerate and be vested and exercisable in full, to the extent not vested previously, each Company Option shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company Option to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five Business Days after the Effective Time) an amount in cash equal to the product obtained by multiplying (i) the number of Shares subject to such Company Option immediately prior to the Effective Time by (ii) the excess, if any, of (A) the Per Share Merger Consideration over (B) the exercise price per Share of such Company Option, less applicable Taxes required to be withheld with respect to such payment. For the avoidance of doubt, any Company Option which has an exercise price per Share that is greater than or equal to the Per Share Merger Consideration shall be cancelled at the Effective Time for no consideration, payment or right to consideration or payment.

(b) Company PSUs. At the Effective Time, (i) the number of Shares deemed earned with respect to any Company PSU shall, automatically and without any required action on the part of the holder thereof, be determined by the Compensation Committee of the Board of Directors of the Company as constituted prior to the Effective Time in accordance with the provisions of the applicable award agreement on the basis that the Merger constitutes a “Change in Control” (as defined in the Equity Incentive Plan) and the Company PSU shall, automatically and without any required action on the part of the holder thereof, be accelerated and vested in full as to such number of Shares, and (ii) such Company PSU shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company PSU to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five Business Days after the Effective Time) an amount in cash equal to the product obtained by multiplying (A) the number of Shares subject to the vested portion of such Company PSU immediately prior to the Effective Time (as determined under clause (i) above) by (B) Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment; provided that with respect to any Company PSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the applicable Equity Incentive Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code, and provided, further, that, immediately prior to the Effective Time, Company PSUs held by the Rolling Stockholders will be converted into the number of Shares subject to the vested portion of such Company PSU immediately prior to the Effective Time (as determined under clause (i) above) and such Shares shall be deemed Rollover Shares for purposes of this Agreement. Any accrued and unpaid dividend equivalents credited pursuant to the applicable award terms, together with any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution, with respect to the vested portion of any such Company PSU immediately prior to the Effective Time (and any employment, payroll or similar Taxes related to such dividend equivalents or other accrued and unpaid amounts) shall be paid by the Surviving Corporation in accordance with the applicable award terms at the same time such payment is made in respect of the Company PSU, but shall not, for the avoidance of doubt, be considered or included in Merger Consideration. For the avoidance of doubt, any Company PSUs with respect to which Shares are not earned shall be cancelled at the Effective Time for no consideration, payment or right to consideration or payment.

(c) Company Restricted Stock Units. At the Effective Time, (i) any vesting conditions applicable to any Company RSU shall, automatically and without any required action on the part of the holder thereof, accelerate and be vested in full, to the extent not vested previously, and (ii) each Company RSU shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company RSU to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five Business Days after the Effective Time) an amount in cash equal to the product obtained by multiplying (A) the number of Shares subject to such Company RSU immediately prior to the Effective Time by (B) the Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment; provided that with respect to any Company RSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the Equity Incentive Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code, and provided, further, that, immediately prior to the Effective Time, Company RSUs held by the Rolling Stockholders will be converted into the number of Shares subject to such Company RSUs as of immediately prior to the Effective Time and such Shares shall be deemed Rollover Shares for purposes of this Agreement. Any accrued and unpaid dividend equivalents credited pursuant to the applicable award terms, together with any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution, with respect to the vested portion of any such Company RSU immediately prior to the Effective Time (and any employment, payroll or similar Taxes related to such dividend equivalents or other accrued and unpaid amounts) shall be paid by the Surviving Corporation in accordance with the applicable award terms at the same time such payment is made in respect of the Company RSU, but shall not, for the avoidance of doubt, be considered or included in Merger Consideration. For purposes of this provision, the number of Shares in respect of performance-based restricted stock units which would have been Company PSUs but for the fact that the applicable performance period is completed as of the Effective Time shall be determined by the Compensation Committee of the Board of Directors of the Company as constituted immediately prior to the Effective Time in accordance with the terms of the applicable award agreements.

(d) Company Restricted Stock Awards. At the Effective Time, (i) any vesting conditions applicable to any Company RSA shall, automatically and without any required action on the part of the holder thereof, accelerate and be vested in full, to the extent not vested previously, and (ii) each Company RSA shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right by the holder of such Company RSA to receive, without interest, as soon as reasonably practicable after the Effective Time (but in any event no later than five Business Days after the Effective Time) an amount in cash equal to the product obtained by multiplying (A) the number of Shares subject to such Company RSA immediately prior to the Effective Time by (B) the Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment; provided that with respect to any Company RSAs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under Equity Incentive Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code, and provided, further, that, Company RSAs held by the Rolling Stockholders as of immediately prior to the Effective Time will instead be deemed Rollover Shares for purposes of this Agreement. Any accrued and unpaid amounts credited, in each case, in respect of any dividend or distribution and that are credited pursuant to the applicable award terms with respect to the vested portion of any such Company RSA immediately prior to the Effective Time (and any employment, payroll or similar Taxes related to such dividend equivalents or other accrued and unpaid amounts) shall be paid by the Surviving Corporation at the same time as such payment is made in respect of the Company RSA, but shall not, for the avoidance of doubt, be considered or included in Merger Consideration.

(e) Company Equity Payments. As soon as reasonably practicable after the Effective Time (but no later than five Business Days after the Effective Time), the Surviving Corporation shall, through the payroll system of the Surviving Corporation or its applicable Subsidiaries (solely for amounts to be paid by the Surviving Corporation), pay or cause to be paid to the holders of the Company Equity Awards, the amounts contemplated by Section 4.3(a) through Section 4.3(d) (collectively, prior to withholding of any applicable Taxes required to be withheld therefrom, the “Company Equity Payments”); provided, however, that to the extent the holder of a Company Equity Award did not receive the Company Equity Award in respect of the holder’s status as a Company Employee, such amounts shall not be paid through the payroll system, but shall be paid by the Paying Agent (and Authentic shall cause the Paying Agent to pay such amounts (excluding any amounts due in respect of accrued and unpaid dividend equivalents or other amounts credited, in each case, in respect of any dividend or distribution with respect to Company Equity Awards)) pursuant to Section 4.2.

(f) Company Actions. At or prior to the Effective Time, the Company, the Company Board and the Compensation Committee, as applicable, shall adopt any resolutions that are necessary to (i) effectuate the treatment of the Company Equity Awards consistent with their intended treatment under Section 4.3(a) through Section 4.3(e) and (ii) cause the Stock Plans to terminate at or prior to the Effective Time.

(g) Company ESPP. In addition, as soon as practicable following the date hereof, the Company shall provide that (A) each individual participating in an Offering Period (as defined in the ESPP) in process on the date hereof shall not be permitted to increase such participant’s payroll contribution rate in effect as of the date hereof or make separate non-payroll contributions to the ESPP on or following the date hereof, except as may be required by applicable Law, (B) no individual who is not participating in any current Offering Period under the ESPP as of the date hereof shall be allowed to commence participation in the ESPP following the date hereof, and (C) no further Offering Period shall commence pursuant to the ESPP after the date hereof. Following the Effective Time, the Surviving Corporation shall refund, without interest, any funds credited as of the Closing Date under the ESPP within each applicable participant’s payroll withholding account.

4.4. Adjustments to Prevent Dilution. If, from the execution and delivery of this Agreement to the earlier of the Effective Time and the termination of this Agreement pursuant to Article XI, the issued and outstanding Shares or securities convertible or exchangeable into or exercisable for Shares shall have been changed into a different number of Shares or securities or a different class by reason of any reclassification, stock split (including a reverse stock split), stock dividend, recapitalization, merger, issuer tender or exchange offer, or other similar transaction, or a stock dividend with a record date within such period shall have been declared, in any such case, in accordance with the terms of this Agreement, then the Per Share Merger Consideration and any other amounts payable pursuant to this Agreement shall be equitably adjusted to provide the holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided, however, that nothing in this Section 4.4 shall be construed to permit the Company or any other Person to take any action except to the extent consistent with, and not otherwise limited or prohibited by, the terms and conditions of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company Reports filed or furnished by the Company on or after the Applicable Date and at least one Business Day prior to the date of this Agreement (other than any disclosures contained under the captions “Risk Factors,” “Forward-Looking Statements,” or “Quantitative and Qualitative Disclosures About Market Risk” to the extent that they are predictive, cautionary or forward-looking in nature (in each case other than any statements of historical fact disclosed in such sections)); or (b) subject to Section 1.3, as set forth in the corresponding sections of the confidential disclosure schedule delivered to Parent and Authentic by the Company concurrently with the execution and delivery of this Agreement (the “Company Disclosure Schedule”), the Company hereby represents and warrants to Authentic, Parent and Merger Sub that:

5.1. Organization, Good Standing and Qualification.

(a) The Company and each of its Subsidiaries is a legal entity duly organized, validly existing and to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization, except in the case of the Company’s Subsidiaries, as would not have a Material Adverse Effect. The Company and each of its Subsidiaries has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted, except where the failure to have such power or authority would not have a Material Adverse Effect. The Company and each of its Subsidiaries is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification, in each case, except as would not have a Material Adverse Effect.

(b) The Company has made available to Authentic correct and complete copies of the Company’s and each of its material Subsidiaries’ Organizational Documents that, in each case, are in full force and effect as of the date of this Agreement. Neither the Company nor any of its Subsidiaries is in violation of any provision of its respective Organizational Documents, except for violations that would not have a Material Adverse Effect.

5.2. Capital Structure; Ownership of Acquired IPCo Equity.

(a) The authorized capital stock of the Company consists of 150,000,000 Shares and 10,000,000 Preferred Shares. As of the Capitalization Time: (i) 52,074,269 Shares were issued and outstanding, (ii) 39,678,641 Shares were issued and held by the Company in its treasury, (iii) (A) Company Options covering 1,759,077 Shares, (B) Company PSUs covering 1,228,438 Shares (based on the target number of Company PSUs subject to the awards), (C) Company RSAs covering 693,390 Shares, and (D) Company RSUs covering 1,585,194 Shares, in each case, were outstanding, (iv) no Shares were reserved for issuance other than (A) 3,890,000 Shares reserved for issuance pursuant to the Equity Incentive Plan, (B) 2,903,851 Shares reserved for issuance pursuant to the ESPP, (C) 18,565,703 Shares reserved for issuance pursuant to the Convertible Notes, and (D) 28,562,640 Shares reserved for issuance pursuant to the Convertible Hedge Warrants, and (v) no

Preferred Shares were issued, outstanding, held by the Company in its treasury, subject to any Company Options, Company PSUs, Company RSAs or Company RSUs or reserved for issuance. Since the Capitalization Time and through the date of this Agreement, no Stock Plan or Convertible Note Indenture has been amended or otherwise modified and no Shares, or other securities of the Company or any of its Subsidiaries or securities convertible into or exercisable for Shares, or such securities (including for the avoidance of doubt Company Equity Awards) have been repurchased or redeemed or issued (other than with respect to the exercise, vesting or settlement of Company Equity Awards outstanding prior to the Capitalization Time and required by the terms of the applicable Stock Plan and award agreement in effect on the Capitalization Time), and no Shares, or other securities of the Company or any of its Subsidiaries have been reserved for issuance and no Company Equity Awards have been granted. Except as would not be material to the Company and its Subsidiaries (taken as a whole), each Company Equity Award was issued in accordance with the terms of the Equity Incentive Plan. All outstanding equity awards and equity-based awards issued by the Company or any of its Subsidiaries are Company Equity Awards.

(b) Neither the Company nor any of its Subsidiaries have outstanding any bonds, debentures, notes or other obligations, the holders of which have the right to vote (or convert into or exercise for securities having the right to vote) with the stockholders of the Company on any matter or with the equity holders of any of the Company’s Subsidiaries on any matter, respectively, except for the Convertible Notes and the Convertible Hedge Warrants.

(c) The Shares constitute the only outstanding classes of securities of the Company or its Subsidiaries registered under the Securities Act, and no shares of capital stock of the Company are held by any Subsidiary of the Company.

(d) Section 5.2(d) of the Company Disclosure Schedule sets forth, as of the date hereof: (i) each of the Company’s Subsidiaries; (ii) whether or not each such Subsidiary is a Wholly Owned Subsidiary (any Subsidiary that is not a Wholly Owned Subsidiary, a “Non-Wholly Owned Subsidiary”); and (iii) for each Non-Wholly Owned Subsidiary, (A) the percentage of the Company’s ownership interest in each such Subsidiary, and (B) the percentage of such other Person or Persons’ ownership interest owned by such other Person or Persons in each such Non-Wholly Owned Subsidiary, and the name of such other Person or Persons. Each of the outstanding shares of capital stock or other voting securities of each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and non-assessable and, except for any shares of capital stock or other securities of any Non-Wholly Owned Subsidiaries, owned by the Company or by a Wholly Owned Subsidiary of the Company, free and clear of any Encumbrance (other than any Permitted Encumbrance). Following the consummation of the Phase I Restructuring and the Pre-Closing Restructuring and prior to the Closing Date, Section 5.2(d) of the Company Disclosure Schedule will be supplemented to add new Subsidiaries of the Company that are formed after the date hereof pursuant to the Pre-Closing Restructuring Plan, including Company Swiss IPCo and Company US IPCo. Following the consummation of the Phase I Restructuring and the Pre-Closing Restructuring, the Company (or its applicable Wholly Owned Subsidiary) will have good and valid title to all of the Acquired IPCo Equity, free and clear of all Encumbrances (other than Permitted Encumbrances). Immediately following the consummation of the Authentic Equity Purchase, Authentic (or its designee(s)) will be the record and beneficial owner of all of the Authentic Acquired IPCo Equity, free and clear of all Encumbrances (other than Permitted Encumbrances or Encumbrances created by the actions of Authentic or its Affiliates), and all such Authentic Acquired IPCo Equity will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. If the Investor Equity Purchase is consummated pursuant to Section 2.1(e)(ii), immediately following the consummation of the Investor Equity Purchase, Investor Holdings will be the record and beneficial owner of all of the Investor Acquired IPCo Equity, free and clear of all Encumbrances (other than Permitted Encumbrances or Encumbrances created by the actions of Investor Holdings or its Affiliates), and all such Investor Acquired IPCo Equity will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

(e) Section 5.2(e) of the Company Disclosure Schedule sets forth the Company’s or its Subsidiaries’ capital stock or other direct or indirect equity interest in any Person that is not a Subsidiary of the Company, other than equity securities in a publicly traded company or other entity held for investment by the Company or any of its Subsidiaries and consisting of less than one percent of the outstanding capital stock or other equity interest of such company or other entity.

(f) All of the outstanding Shares have been duly authorized and are validly issued, fully paid and non-assessable and free and clear of any preemptive rights or other Encumbrances (other than any Permitted Encumbrance). Upon the issuance of any Shares in accordance with the terms of the Stock Plans, such Shares will be duly authorized, validly issued, fully paid and non-assessable and free and clear of any preemptive rights or other Encumbrance (other than any Permitted Encumbrance).

(g) Other than the Company Equity Awards, the Convertible Notes, the Convertible Hedge Call Options and the Convertible Hedge Warrants, as of the execution of this Agreement, there are no preemptive, antidilutive or other outstanding rights, subscriptions, options, warrants, conversion rights, exchange rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights (whether or not currently exercisable) of any kind to which the Company is a party that obligate the Company or any of its Subsidiaries to issue, transfer, exchange, register, redeem, acquire or sell any shares of capital stock or other securities of the Company or any of its Subsidiaries or any securities or obligations to which the Company or any of its Subsidiaries is a party convertible or exchangeable into or exercisable for, valued by reference to, or giving any Person a right to subscribe for or acquire, any securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding.

(h) Except (A) for the Voting Agreement, (B) the applicable Organizational Documents of the Company’s Subsidiaries and (C) as set forth on Section 5.2(h) of the Company Disclosure Schedule, there are no voting agreements, voting trusts, stockholders agreements, proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of, restricting the transfer of, or providing for registration rights with respect to, the capital stock or other equity interests of the Company or any of its Subsidiaries.

(i) As of the date hereof, taking into account all adjustments pursuant to Section 5.05 of the Convertible Notes Indenture prior to the date hereof, the current (i) “Conversion Rate” (as defined in the Convertible Notes Indenture) of the Convertible Notes is 45.8732, and (ii) lowest “Stock Price” (as defined in the Convertible Notes Indenture) in the table in Section 5.07(A) of the Convertible Notes Indenture is $16.7686. On the basis of the information set forth in the foregoing sentence, the consummation of the Merger at $16.75 per share will not result in any “Additional Shares” (as defined in the Convertible Notes Indenture) added to the Conversion Rate. As of the date hereof, taking into account any and all adjustments set forth in notices received by the Company from the applicable counterparties from and after the effective date of each Convertible Hedge Warrants Documentation, the minimum “Strike Price” under, and pursuant to, such Convertible Hedge Warrants Documentation is $36.8909.

5.3. Corporate Authority; Approval and Fairness.

(a) The Company has all requisite corporate power and authority and, assuming that the representations of Parent and Merger Sub set forth in Section 6.7 and the representations of Authentic set forth in Section 7.6 are true and correct and other than obtaining the Requisite Company Vote, has taken all corporate action necessary in order to execute, deliver and perform under this Agreement and to consummate the transactions contemplated by this Agreement and the other Transaction Documents to which the Company is a party. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by Authentic, Parent and Merger Sub, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) The Special Committee has, at a duly convened and held meeting: (i) unanimously (A) determined that this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the

Merger and the Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders, and (B) resolved to recommend to the Company Board that it (x) approve and declare advisable this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the Merger and the Disposition, (y) determine that this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the Merger and the Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders, and (z) recommend that the holders of the Shares adopt this Agreement and approve the Disposition at any Company Stockholders Meeting; and (ii) received the opinion of its financial advisor, Solomon Partners, to the effect that, based upon and subject to the qualifications and assumptions set forth therein, the Per Share Merger Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the Shares pursuant to this Agreement is fair from a financial point of view to such holders. A signed, true, correct and complete copy of such opinion shall be delivered to Authentic promptly (but, in any event, within two Business Days) following the date of this Agreement solely for informational purposes (it being agreed that such opinion is for the benefit of the Special Committee and may not be relied upon by Authentic, Parent or Merger Sub).

(c) The Company Board has, at a duly convened and held meeting at which all directors other than those who are Rolling Stockholders were present, acting on the Special Committee Recommendation: (i) by unanimous vote of all directors present (A) approved and declared advisable this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the Merger and the Disposition, (B) determined that this Agreement, the Voting Agreement and the transactions contemplated by this Agreement, including the Merger and the Disposition, are fair to, and in the best interests of, the Company and the holders of the Shares, including the Unaffiliated Company Stockholders, and (C) resolved to make the Company Recommendation and (ii) by unanimous vote of all directors present directed that this Agreement, including the Merger and the Disposition, be submitted to the holders of the Shares for their adoption at the Company Stockholder Meeting.

(d) Assuming that the representations of Parent and Merger Sub set forth in Section 6.7 and the representations of Authentic set forth in Section 7.6 are true and correct, other than obtaining the Requisite Company Vote, no further corporate action is required by the Company Board or the Special Committee in order for the Company to approve this Agreement, the Voting Agreement and the transactions contemplated by this Agreement. Subject to the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 6.7 and the representations of Authentic set forth in Section 7.6, the Requisite Company Vote is the only approval of the Shares or any class or series of securities of the Company necessary to approve or adopt this Agreement and the transactions contemplated by this Agreement. Except for any Change of Recommendation made after the execution of this Agreement and in accordance with Section 8.2, the resolutions and determinations of the Special Committee and the Company Board referenced in this Section 5.3 have not been amended or withdrawn.

5.4. Governmental Filings; No Violations.

(a) No consent, clearance, approval, waiting period expiration or termination, Order or authorization of, filing or registration with, or notification to (any of the foregoing, a “Consent”) any Governmental Entity is required on the part of the Company or its Subsidiaries in connection with the execution and delivery of and performance under this Agreement by the Company and the consummation of the transactions contemplated by this Agreement, except: (i) such Consents as may be required under the HSR Act or any other Antitrust Laws or Foreign Subsidies Regulation, (ii) as required by the DGCL, (iii) as required to be made with or obtained from the SEC, (iv) as required to be made with or by NYSE, (v) as required under the Takeover Statutes and state securities and “blue sky” Laws, (vi) other Consents of Governmental Entities set forth in Section 5.4(a) of the Company Disclosure Schedule, and (vii) such other Consents which if not obtained or made would not have a Material Adverse Effect (collectively, the “Company Approvals”).

(b) The execution and delivery of and performance under this Agreement by the Company do not, and the consummation of the transactions contemplated by this Agreement, will not: (i) assuming (solely with respect to the consummation of the transactions contemplated by this Agreement) the Requisite Company Vote is obtained, constitute or result in a breach or violation of or a contravention or conflict with or a default under the Organizational Documents of the Company or any of its material Subsidiaries; (ii) assuming (solely with respect to the performance under this Agreement by the Company and the consummation of the transactions contemplated by this Agreement) the Requisite Company Vote and the Company Approvals are obtained, violate, conflict with, result in the breach of, constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, result in a right of termination or acceleration pursuant to, require any consent or the provision of notice pursuant to any Material Contract, or (iii) result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of the Company or any of its Subsidiaries, except, in the case of clauses (ii) and (iii) of this Section 5.4(b), as would not have a Material Adverse Effect.

5.5. Compliance With Laws; Licenses.

(a) Compliance With Laws. Since the Applicable Date, (A) the Company and its Subsidiaries have been in compliance with all Laws and Orders applicable to the Company or such Subsidiary or the conduct of their business or operations and (B) to the Knowledge of the Company, none of the Company or any of its Subsidiaries have received any written notice or other written communication from a Governmental Entity asserting any noncompliance with any applicable Law or any Order, or any failure to comply in any respect with any term or requirement of any Order, by the Company or its Subsidiaries, in each case, except as would not have a Material Adverse Effect.

(b) Anti-Bribery Laws.

(i) In the past five (5) years, the Company, its Subsidiaries, and their respective directors, officers, and employees and, to the Knowledge of the Company or its Subsidiaries, agents or third parties acting on their behalf have complied with the Anti-Bribery Laws.

(ii) In the past five (5) years, none of the Company, nor any of its Subsidiaries, nor any directors, nor, to the Knowledge of the Company or its Subsidiaries, any agent or third party acting on their behalf, and employees (including officers), have paid, offered or, promised to pay, or authorized, or ratified, solicited or received the payment, directly or indirectly, of any monies or anything of value to any Person, including any official or Representative (including anyone elected, nominated or appointed to be a Representative) of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity (including any official or employee of any entity directly or indirectly owned or controlled by any Governmental Entity), any royal or ruling family member or any political party or candidate for public or political office, for the purpose of corruptly influencing any act or decision of any such Governmental Entity or Person to obtain or retain business, or direct business to any Person or to secure any other improper benefit or advantage, in each case in violation of the Anti-Bribery Laws.

(iii) In the past five (5) years, the Company and its Subsidiaries have maintained policies and procedures reasonably designed to promote compliance with the Anti-Bribery Laws.

(iv) In the past five (5) years, there have been no Proceedings against the Company or any of its Subsidiaries or any Indemnified Party or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any Indemnified Party, by any Governmental Entity, in each case relating to a violation of the Anti-Bribery Laws.

(v) Neither the Company nor any of its Subsidiaries have made a voluntary disclosure to a Governmental Entity related to the Anti-Bribery Laws. There is no pending or, to the Knowledge of the Company, threatened enforcement action or investigation by a Governmental Entity against the Company nor any of its Subsidiaries relating to any noncompliance with the Anti-Bribery Laws.

(c) Sanctions and International Trade Control Laws.

(i) None of the Company, its Subsidiaries, or their respective officers, directors, employees, or to the Knowledge of the Company, agents, or third parties acting on their behalf is, or has been since April 24, 2019, a Sanctioned Person.

(ii) Since April 24, 2019, the Company, and each of its Subsidiaries, and their respective officers, directors, employees, and, to the Knowledge of the Company, its agents and third parties acting on their behalf, have complied with applicable Sanctions and the International Trade Control Laws.

(iii) Since April 24, 2019, the Company and its Subsidiaries have maintained policies and procedures reasonably designed to promote compliance with applicable Sanctions and International Trade Control Laws.

(iv) Since April 24, 2019, there have been no Proceedings against the Company or any of its Subsidiaries or any Indemnified Party or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any Indemnified Party, by any Governmental Entity, in each case relating to an actual or alleged violation of applicable Sanctions or International Trade Control Laws.

(v) Since April 24, 2019, to the Knowledge of the Company, none of the Company, nor any of its Subsidiaries, nor any of their respective officers, directors, or, to the Knowledge of the Company, employees, agents, or third parties acting on their behalf, has engaged in any unlawful, direct or indirect, dealings or transactions with a then-Sanctioned Person or in a Sanctioned Country.

(vi) Since April 24, 2019, neither the Company nor any of its Subsidiaries have made a voluntary, directed, or involuntary disclosure to a Governmental Entity related to actual or potential violations of applicable Sanctions or International Trade Control Laws.

(d) Modern Slavery / Forced Labor Laws.

(i) Since the Applicable Date, neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company, any other Person acting on behalf of the Company or its Subsidiaries, has sourced any goods, wares, articles and merchandise, directly or indirectly, that are mined, produced or manufactured (wholly or in part) in or from the Xinjiang Uyghur Autonomous Region of China (“XUAR”), has engaged in a prohibited transaction or dealing with any entity listed on the U.S. Department of Homeland Security’s Uyghur Forced Labor Prevention Act (“UFLPA”) Entity List, or imported any items into the United States that were the subject of a Withhold Release Order, in each case, in violation of applicable Laws. The Company and its Subsidiaries have in place internal controls, including policies and procedures, reasonably designed to promote compliance with the UFLPA.

(ii) Since the Applicable Date, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers or employees, nor, to the Knowledge of the Company, any agent or other Person acting on behalf of the Company or its Subsidiaries, has been subject to, or materially involved in, any action taken by U.S. Customs and Border Protection or any other Governmental Entity in connection with alleged human trafficking or alleged forced labor, nor, to the Knowledge of the Company, is subject to any past or ongoing allegations, investigations, litigation or inquiries by any Governmental Entity related to human rights, treatment of workers, human trafficking or child labor in violation of applicable Laws.

(e) Licenses. To the extent applicable, each of the Company and its Subsidiaries holds and is in compliance in all material respects with all Licenses necessary to conduct their respective businesses as currently conducted (including any licenses required under Sanctions or International Trade Control Laws) and to the Knowledge of the Company, none of the Company or any of its Subsidiaries, has received any notice or other communication from a Governmental Entity asserting any material non-compliance with any such Licenses by the Company or any of its Subsidiaries, in each case, except as would not have a Material Adverse Effect.

5.6. Company Reports.

(a) All Company Reports filed or furnished since the Applicable Date have been (and shall have been) filed or furnished on a timely basis and all fees related thereto have been timely paid. Correct and complete copies of each of the Company Reports filed or furnished since the Applicable Date and prior to the date of this Agreement have been made available to Authentic (including via the EDGAR system).

(b) Each of the Company Reports filed or furnished since the Applicable Date, at the time of its filing or being furnished (or, if amended or supplemented, as of the date of such amendment or supplement, or, in the case of a Company Report that is a registration statement filed pursuant to the Securities Act or a proxy statement filed pursuant to the Exchange Act, on the date of effectiveness of such Company Report or date of the applicable meeting, respectively), complied or will have complied (as applicable) in all material respects, with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as applicable, in effect on the date that such Company Report was filed or furnished. The Company Reports filed or furnished since the Applicable Date, at the time they were filed, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(c) To the Knowledge of the Company, none of the Company Reports filed or furnished since the Applicable Date is subject to any pending Proceeding by or before the SEC. There are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company Reports.

(d) None of the Subsidiaries of the Company is subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act or is subject to reporting requirements of any non-U.S. Governmental Entity that regulates securities or any applicable non-U.S. securities Law or any exchange or quotation service.

5.7. Disclosure Controls and Procedures and Internal Control Over Financial Reporting.

(a) Since the Applicable Date, the Company has been in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The Company (with respect to itself and its Subsidiaries) maintains “disclosure controls and procedures” (as defined pursuant to Rule 13a-15 promulgated under the Exchange Act) that are designed to provide reasonable assurance that all material information required to be disclosed by the Company in the reports that it files or furnishes with or to the SEC pursuant to the Exchange Act is recorded and reported within the periods specified in the rules and forms of the SEC to the individuals responsible for the preparation of the Company’s filings with the SEC.

(b) The Company maintains “internal control over financial reporting” (as defined pursuant to Rule 15d-15 promulgated under the Exchange Act) that are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(c) The Company has disclosed, based on its most recent evaluation of the Company’s internal control over financial reporting prior to the date of this Agreement, to the Company’s auditors and the Audit Committee, (i) any known significant deficiencies and known material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, in each case that has not been remediated prior to the date of this Agreement, and (ii) any Fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(d) To the Knowledge of the Company, there are no SEC inquiries or investigations, other governmental inquiries or investigations pending or threatened regarding any accounting practices. To the

Knowledge of the Company, there are no material complaints from any source regarding accounting procedures, internal accounting controls or auditing matters relating to the period since the Applicable Date, including from employees of the Company or any of its Subsidiaries regarding questionable accounting or auditing matters, have been received by the Company or any of its Subsidiaries, in each case that are reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information.

5.8. Financial Statements; No Undisclosed Liabilities.

(a) Financial Statements. Each of the consolidated statements of income, consolidated balance sheets, consolidated statements of comprehensive income (loss), consolidated statements of stockholders’ equity and consolidated statements of cash flows included in or incorporated by reference into the Company Reports filed since the Applicable Date: (i) were or will (as applicable) be prepared, in each case in accordance with GAAP (except as may be indicated therein or in the notes thereto); and (ii) did or will (as applicable) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of its date and the consolidated results of operations and cash flows, as the case may be, of the Company and its Subsidiaries for the periods set forth therein, as applicable (subject, in the case of any unaudited interim consolidated financial statements, to notes and normal and recurring year-end audit adjustments). There are no unconsolidated Subsidiaries of the Company.

(b) No Undisclosed Liabilities. Except for obligations or liabilities (i) disclosed, reflected, reserved against or otherwise provided for in the Company’s most recent consolidated balance sheet included in or incorporated by reference into the Company Reports filed prior to the date of this Agreement (including the notes thereto), (ii) arising pursuant to or in connection with this Agreement or the transactions contemplated hereby, (iii) incurred in the Ordinary Course of Business since the date of such consolidated balance sheet or (iv) that would not have a Material Adverse Effect, there are no obligations or liabilities of the Company or any of its Subsidiaries, known or unknown, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or in the notes thereto) of the Company.

(c) Books and Records. The books of account of the Company and its Subsidiaries have been kept accurately in all material respects in the Ordinary Course of Business, the transactions entered therein represent bona fide transactions, and the revenues, expenses, assets, obligations and liabilities of the Company and its Subsidiaries have been properly recorded therein in all material respects.

5.9. Litigation.

(a) As of the date of this Agreement, there are no Proceedings against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries, except as would not have a Material Adverse Effect.

(b) Neither the Company nor any of its Subsidiaries (nor any of their respective properties, assets or businesses) is a party to or subject to the provisions of any Order that restricts the manner in which the Company and its Subsidiaries conduct their businesses, except as would not have a Material Adverse Effect.

5.10. Absence of Certain Changes.

(a) Since February 1, 2025, through the date of this Agreement, (i) the Company and its Subsidiaries have conducted their respective businesses only in the Ordinary Course of Business in all material respects, except for the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby and the Restructuring, and (ii) there has not been any damage, destruction or other casualty loss with respect to any property or asset owned, leased or otherwise used by the Company or any of its Subsidiaries (including any Real Property), whether or not covered by insurance, in each case except as would not have a Material Adverse Effect.

(b) Since February 1, 2025, through the date of this Agreement, there has not been any Effect that has resulted in a Material Adverse Effect.

(c) Since February 1, 2025, through the date of this Agreement, neither the Company nor any of its Subsidiaries has sold, transferred, assigned, conveyed, pledged, encumbered, abandoned, cancelled, permitted to lapse or otherwise disposed of any material Company Intellectual Property, other than (i) the Pre-Closing Restructuring, (ii) the lapse, cancellation, expiration or abandonment of Company Registered IP that is no longer used in and is not material to the businesses of the Company and its Subsidiaries, individually or collectively, (iii) the non-exclusive license of Company Intellectual Property and exclusive rights and licenses in or to Company Intellectual Property granted in connection with retail store, manufacturing, franchise, distributor or similar agreements, (iv) the licenses and rights granted to Top Licensees, (v) licenses or sublicenses between or among the Company and its Subsidiaries, in each case of (ii) – (iv), in the Ordinary Course of Business, and (vi) the expiration of Company Registered IP at the end of its non-renewable statutory term.

5.11. Material Contracts.

(a) Except as set forth in Section 5.11(a) of the Company Disclosure Schedule (and, in each case, except for any Company Benefit Plan), as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any of the following Contracts in effect as of the date of this Agreement:

(i) any Contract requiring either (A) annual payments to or from the Company and its Subsidiaries of more than $5 million or (B) aggregate payments to or from the Company and its Subsidiaries of more than $10 million; other than, as applicable, the Contracts governing the Existing Indebtedness or any Contract for the purchase of inventory or products in the Ordinary Course of Business;

(ii) any Contract with a Top Customer, Top Supplier or Top Licensee;

(iii) any Contracts relating to Indebtedness, in each case in excess of $10 million, other than (A) accounts payable in the Ordinary Course of Business; (B) loans or other payables between or among the Company and its Subsidiaries; and (C) extensions of credit to customers in the Ordinary Course of Business;

(iv) any Contract under which any material Intellectual Property purported to be owned by the Company or any of its Subsidiaries was created, developed or acquired, from any third Person, other than (A) Intellectual Property incidental to any retail store, manufacturing, franchise, distributor, vendor, service provider, or similar agreements entered into in the Ordinary Course of Business or (B) invention assignment or Intellectual Property assignment agreements with employees, contractors, or consultants substantially in the form of assignment agreements made available to Authentic and that were entered into in the Ordinary Course of Business;

(v) any Contract under which (A) any third party is granted a license or other right to use any material Company Intellectual Property, other than (i) non-exclusive licenses to use websites and mobile applications of the Company or its Subsidiaries granted in the Ordinary Course of Business pursuant to the Company’s standard terms of use, (ii) non-exclusive licenses or other non-exclusive right to use granted to service providers for the limited purpose of enabling the provision of services to the Company or its Subsidiaries by such parties, (iii) non-exclusive licenses or other rights to use Company Intellectual Property to customers, vendors, distributors, service providers or similar Contracts incidental to the sale, distribution, manufacturing or purchase of products or services in the Ordinary Course of Business, (iv) licenses (other than exclusive manufacturing rights or licenses) granted pursuant to retail store, franchise, distributor, customer, or vendor agreements entered into in the Ordinary Course of Business involving one-time or annual payments or income of less than $5 million in the aggregate for any such agreement, and (v) non-disclosure or confidentiality Contracts, (B) any material Intellectual Property is licensed or otherwise provided for use by any third party to the Company or any of its Subsidiaries, other than (i) open source software, (ii) non-exclusive licenses from third parties for off-the-shelf software or software-as-a-service on terms and conditions commercially available to the public generally with one-time or annual aggregate license, maintenance, support and other fees of $1 million or less, (iii) non-disclosure or confidentiality Contracts, (iv) licenses of Intellectual Property incidental to the sale or purchase of products or services, and (v) invention assignment or Intellectual Property assignment agreements with employees, contractors, or consultants, (C) the Company or any of its Subsidiaries grants or is granted a right to use or covenant not-to-sue or assert or is subject to a material use restriction under a settlement, concurrent use, co-existence or similar agreement with respect to material Intellectual Property;

(vi) any Contract related to a collective bargaining arrangement or with a labor union, labor organization, works council or similar organization;

(vii) any settlement or similar Contract with respect to any Proceeding pursuant to which the Company is currently obligated to make payments in excess of $5 million as of the date of this Agreement;

(viii) any partnership, limited liability company, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership, limited liability company (other than any Wholly Owned Subsidiary) or joint venture, in each case that is material to the Company and its Subsidiaries, taken as a whole;

(ix) any Contract relating to the direct or indirect acquisition or disposition of any capital stock or other securities, assets or business (i) since the Applicable Date (whether by merger, sale of stock, sale of assets or otherwise) in each case for aggregate consideration under such Contract in excess of $5 million or (ii) which contains any outstanding material obligations, including indemnification, guarantee, “earn-out” or other contingent payment obligations, as of the date of this Agreement;

(x) any Contract governing any collaboration, co-promotion, strategic alliance or design project contract which, in each case, is material to the Company and its Subsidiaries, taken as a whole;

(xi) any Contract that (A) limits the freedom of the Company, any Subsidiary of the Company or any of their respective Affiliates to compete or engage in any line of business or geographic region or with any Person or sell, supply or distribute any product or service or that otherwise has the effect of restricting the Company, any Subsidiary of the Company or any of their respective Affiliates (including Authentic, Parent and its Affiliates after the Effective Time) from the development, marketing, or distribution of products and services, in each case, both (x) in any geographic area and (y) in a manner that is material to the Company and its Subsidiaries, taken as a whole, in each case other than licenses to Company Intellectual Property (other than exclusive manufacturing rights or licenses) granted pursuant to retail store, franchise, distributor, customer or vendor agreements entered into in the Ordinary Course of Business involving one-time or annual payments or income of less than $5 million in the aggregate for any such agreement, (B) grants “most favored nation” status (including with respect to pricing) to any other Person, (C) includes “take or pay” requirements or similar provisions obligating a Person to obtain a minimum quantity of goods or services from another Person or would constitute a “requirements” contract, or (D) grants any right of first refusal, right of first offer, right to purchase or similar right that materially limits the ability of the Company or any Subsidiary to own, operate, sell, transfer, pledge, or otherwise dispose of any material tangible assets of the Company or any of its Subsidiaries, in each case, other than any right of first refusal (or similar right) granted to store licensees in the Ordinary Course of Business with respect to new stores in a particular geographic area;

(xii) any Contract that limits or prohibits the payment of dividends or distributions in respect of the capital stock or other equity interests of the Company or any of its Subsidiaries, the pledging of the capital stock or other equity interests of the Company or any of its Subsidiaries or the incurrence of Indebtedness by the Company or any of its Subsidiaries;

(xiii) any Contract between the Company or any of its Subsidiaries, on the one hand, and (A) any present or former director or officer of the Company, (B) any Person beneficially owning five percent or more of the outstanding Shares of the Company or five percent or more of the common stock of any of the Company’s Affiliates or (C) any of the Rolling Stockholders or their respective Affiliates, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of shareholders; and

(xiv) any Contract which involves commitments to make capital expenditures in respect of assets or properties or which provide for the purchase of goods or services by any member of the Company from any one Person under which the undelivered balance of such products or services has a purchase price in excess of $10 million in any one-year period, in each case which cannot be cancelled without penalty or without more than 90 days’ notice, other than any such Contracts in the Ordinary Course of Business (together with each Contract constituting any of the foregoing types of Contracts described in clauses (i) through (xii) of this Section 5.11(a) and any other Contract that has been or would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act (other than those agreements or arrangements described in Item 601(b)(10)(iii)) or disclosed as a “material contract” on a Current Report on Form 8-K or has been or would be required to be disclosed pursuant to Item 404 of Regulation S-K under the U.S. Securities Act, a “Material Contract”).

(b) Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is in full force and effect, valid and binding on, and enforceable against the Company or each Subsidiary of the Company that is a party thereto, as the case may be, and, to the Knowledge of the Company, each other party thereto, except as would not have a Material Adverse Effect, subject to the Bankruptcy and Equity Exception.

(c) Except as set forth in Section 5.11(c) of the Company Disclosure Schedule, (i) there is no breach or violation of, or default under, any Material Contract by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto, and (ii) no event has occurred that with or without notice, lapse of time or both, would constitute or result in a breach or violation of, or default under, any such Material Contract by the Company or any of its Subsidiaries, in each case of clauses (i) and (ii), except for such breaches, violations and defaults that would not have a Material Adverse Effect.

5.12. Customers and Suppliers; Royalties.

(a) Customers.

(i) Section 5.12(a)(i) of the Company Disclosure Schedule sets forth a correct and complete list of the top 10 customers (including wholesale, retail and commercial partners) of the Company and its Subsidiaries determined on the basis of the revenue received by the Company and its Subsidiaries, taken as a whole, during the fiscal year ended February 1, 2025 (each, a “Top Customer”).

(ii) No single Top Customer accounted for more than ten percent of the revenue received by the Company and its Subsidiaries, taken as a whole, during the fiscal year ended February 1, 2025.

(iii) Since February 3, 2024, (A) there has been no (1) suspension or termination of, or materially adverse change to, the business relationship of the Company or its Subsidiaries with any Top Customer, (2) material reduction in purchase of products or services from the Company or its Subsidiaries or materially adverse changes to the terms and conditions on which any Top Customer purchases products or services from the Company or its Subsidiaries or (3) written, or to the Knowledge of the Company, oral notice from any Top Customer received by the Company or its Subsidiaries to initiate or effect any of the foregoing; and (B) neither the Company nor any of its Subsidiaries have engaged or are currently engaging in a material dispute with any Top Customer.

(b) Suppliers.

(i) Section 5.12(b)(i) of the Company Disclosure Schedule sets forth a correct and complete list of the top ten suppliers of the Company and its Subsidiaries determined on the basis of the amounts paid for goods and services by the Company and its Subsidiaries, taken as a whole, during the fiscal year ended February 1, 2025 (each, a “Top Supplier”).

(ii) No single Top Supplier accounted for more than ten percent of the amounts paid for goods and services by the Company and its Subsidiaries, taken as a whole, during the fiscal year ended February 1, 2025.

(iii) Since February 3, 2024: (A) there has been no (1) suspension or termination of, or materially adverse change to, the business relationship of the Company or its Subsidiaries with any Top Supplier, (2) material reduction in supply of products or services to the Company or its Subsidiaries or materially adverse changes to the terms and conditions on which any Top Suppliers supply products or services to the Company or its Subsidiaries or (3) written, or to the Knowledge of the Company, oral notice from any Top Supplier received by the Company or its Subsidiaries to initiate or effect any of the foregoing; and (B) neither the Company nor any of its Subsidiaries have engaged or are currently engaging in a material dispute with any Top Supplier.

(c) Licensees.

(i) Section 5.12(c)(i) of the Company Disclosure Schedule sets forth a correct and complete list of the net revenue paid by the top ten retail store, manufacturing, franchise, distributor, or similar licensees of the Company and its Subsidiaries determined on the basis of the net revenue received by the Company and its Subsidiaries, taken as a whole, during the fiscal year ended February 1, 2025 (each, a “Top Licensee”).

(ii) No single Top Licensee accounted for more than ten percent of the revenue received by the Company and its Subsidiaries, taken as a whole, during the fiscal year ended February 1, 2025.

(iii) Since February 3, 2024, (A) there has been no (1) suspension or termination of, or materially adverse change to, the business relationship of the Company or its Subsidiaries with any Top Licensee, (2) material reduction in the receipt of revenues from any Top Licensee by the Company or its Subsidiaries, or materially adverse changes to the terms and conditions on which any Top Licensee makes payments to the Company or its Subsidiaries for applicable licenses, or (3) written, or to the Knowledge of the Company, oral notice from any Top Licensee received by the Company or its Subsidiaries to initiate or effect any of the foregoing; and (B) neither the Company nor any of its Subsidiaries have engaged in, or are currently engaging in, a material dispute with any Top Licensee.

5.13. Employee Benefits.

(a) Section 5.13(a) of the Company Disclosure Schedule sets forth a correct and complete list of each material Company Benefit Plan for the benefit of any Company Employee currently or previously employed by the Company or one of its Subsidiaries in the United States; provided, that with respect to any such material Company Benefit Plan that is an employment, severance or consulting agreement, Section 5.13(a) of the Company Disclosure Schedule sets forth only such agreements with current and former persons that the Company has determined to be an “officer” of the Company within the meaning of Section 16a-1(f) of the Exchange Act (each, a “Section 16 Officer”).

(b) Except in each case as would not have a Material Adverse Effect:

(i) Each Company Benefit Plan (including any related trusts), excluding for avoidance of doubt any Multiemployer Plans and Non-U.S. Company Benefit Plans, has at all times since the Applicable Date been established, operated and administered in compliance with its terms and applicable Laws, including (to the extent applicable) ERISA and the Code; and there are no, and since the Applicable Date there have been no, Proceedings (other than routine claims for benefits) pending or, to the Knowledge of the Company, threatened by a Governmental Entity by, on behalf of or against any Company Benefit Plan or any trust related thereto.

(ii) Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code is the subject of an IRS determination letter or can rely upon an IRS opinion or advisory letter issued to the prototype plan sponsor that the Company Benefit Plan has been determined by the IRS to be so qualified and, to the Knowledge of the Company, nothing has occurred that would reasonably be expected to materially and adversely affect the qualification or Tax exemption of any such Company Benefit Plan or any trust related thereto.

(iii) Neither the Company nor any of its Subsidiaries has incurred any liability or penalty under Sections 4975 through 4980 of the Code or Title I of ERISA with respect to any ERISA Plan.

(iv) Except as required by applicable Law, no Company Benefit Plan provides retiree or post-employment medical, disability, life insurance or other welfare benefits to any Person.

(v) Each Company Benefit Plan that is a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) and not otherwise exempt from Section 409A of the Code is in documentary compliance in all respects with, and has been operated and administered in compliance in all respects with, Section 409A of the Code and the guidance issued by the IRS provided thereunder.

(vi) Neither the Company nor any Subsidiary thereof has any obligation to provide, and no Company Benefit Plan or other agreement or arrangement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional Taxes incurred in connection with compensation or benefits, including pursuant to Section 409A (other than any such Taxes pursuant to Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code).

(c) Neither the Company nor any Subsidiary thereof has any obligation to provide, and no Company Benefit Plan or other agreement or arrangement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional Taxes incurred pursuant to Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

(d) Neither the Company nor any Company ERISA Affiliate has in the last six years contributed (or has had any obligation to contribute) to a plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA, any Multiemployer Plan, or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA).

(e) Except as otherwise set forth in Section 5.13(c) of the Company Disclosure Schedule or as provided in Section 4.3 of this Agreement, none of the execution and delivery of or the performance under this Agreement, nor the consummation of the transactions contemplated by this Agreement is reasonably expected, either alone or in combination with any other event (that would not in and of itself trigger such payment or benefit), to (i) entitle any Company Employee, director or independent contractor of the Company or any of its Subsidiaries to severance pay or any material increase in severance pay, (ii) accelerate the time of payment or vesting, or materially increase the amount of compensation or benefits due to any such Company Employee, director or independent contractor of the Company or any of its Subsidiaries, or (iii) cause the Company or any of its Subsidiaries to transfer or set aside (or be required to transfer or set aside) any material assets to fund any material benefits under any Company Benefit Plan or (iv) result in any obligation of the Company, Authentic, Parent or any of their Affiliates to adopt or assume any benefit or compensation plan, program, policy, practice, agreement, arrangement or other obligation that would be a Company Benefit Plan if in effect on the date hereof.

(f) Except as otherwise set forth in Section 5.13(d) of the Company Disclosure Schedule, none of the execution and delivery of or the performance under this Agreement, nor the consummation of the transactions contemplated by this Agreement could reasonably be expected, either individually or in combination with another related event, to result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code.

5.14. Labor Matters.

(a) Except as set forth on Section 5.14(a) of the Company Disclosure Schedule, during the past three years, neither the Company nor any of its Subsidiaries (i) has been or is a party to, bound by or otherwise subject to any collective bargaining agreement or other Contract with a union, labor organization, works council or similar organization (“Labor Agreement”), and (ii) to the Knowledge of the Company, has been subject to any pending or threatened labor organizing activities or decertification petitions or proceedings with respect to any current Company Employees with regard to their employment with the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is negotiating or obligated to negotiate a Labor Agreement.

(b) Except in each case as would not have a Material Adverse Effect:

(i) There is no strike, lockout, slowdown, work stoppage, unfair labor practice, other labor dispute, arbitration or grievance pending or, to the Knowledge of the Company, threatened directly against the Company or any of its Subsidiaries that did or may (A) interfere with the respective business activities of the Company or any of its Subsidiaries or (B) prevent, materially delay or materially impair the ability of the Company or any of its Subsidiaries to consummate the transactions contemplated by this Agreement. None of the Company or any of the Company’s Subsidiaries has experienced any strike, lockout, slowdown or work stoppages, unfair labor practice charge, arbitration or material grievance by or with respect to any current or former Company Employee in the past three years.

(ii) The Company and each of its Subsidiaries is and has been for the past three years in compliance with all applicable Laws regarding labor, employment, employment practices (including equal employment opportunity laws), or terms and conditions of employment, including all Laws regarding wages, hours, classification of employees under wage and hour Laws, classification of independent contractors and other non-employee workers as such, discrimination, harassment, retaliation, authorization to work, immigration, leaves of absence, equitable pay practices, and occupational safety and health. Neither the Company nor any of its Subsidiaries has incurred any obligation or liability under the Worker Adjustment and Retraining Notification Act or any similar state or local Law that remains unsatisfied as of the date of this Agreement.

(iii) There are no Proceedings pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries in any forum by or on behalf of any present or former Company Employee, any applicant for employment, or any individual independent contractor or other non-employee service provider, or classes of the foregoing alleging (i) violation of any Law governing or regarding employment or engagement or termination thereof, or (ii) breach of any Contract with any of the foregoing.

(iv) Neither the Company nor any of its Subsidiaries has any liability, with respect to any misclassification of any Person as an independent contractor rather than as an employee, with respect to any misclassification of any Company Employee as exempt versus non-exempt, or with respect to any employee leased from another employer, and neither the Company nor any of its Subsidiaries has received any written notice of any pending or, to the Company’s Knowledge, threatened claim by any Person who is performing or has performed services for the Company or any of its Subsidiaries that he/she is or was misclassified for any purpose.

(c) Except as would not have a Material Adverse Effect, since the Applicable Date, (i) to the Company’s Knowledge, no allegations of workplace sexual harassment or illegal retaliation or discrimination have been made known to the Company or any of the Company’s Subsidiaries, or raised in any Proceedings initiated, filed or threatened against the Company or any of the Company’s Subsidiaries or any current or former Company Employee at or above the level of Vice President and (ii) none of the Company or any of the Company’s Subsidiaries has entered into any material settlement agreement related to allegations of sexual harassment or illegal retaliation or discrimination by any current or former Company Employee at or above the level of Vice President.

5.15. Environmental Matters. Except as would not have a Material Adverse Effect:

(a) The Company and its Subsidiaries are, and during the past three years have been, in compliance with all applicable Environmental Laws.

(b) Neither the Company nor any of its Subsidiaries has Released any Hazardous Substance at, in, on, under or from any location, and no Hazardous Substances have been Released by the Company or any of its Subsidiaries, and, to the Knowledge of the Company, any other Person, at the Real Property, in either case in a manner or concentration that would reasonably be expected to result in a liability of the Company or any if its Subsidiaries.

(c) Neither the Company nor any of its Subsidiaries is subject to obligation or liability for any Hazardous Substance disposal or contamination on any third-party property.

(d) Neither the Company nor any of its Subsidiaries has received any written, or to the Knowledge of the Company, oral notice, demand, letter, claim or request for information alleging that the Company or any of its Subsidiaries may be in violation of or subject to any obligation or liability under any Environmental Law.

(e) Neither the Company nor any of its Subsidiaries has assumed or is subject to any Order or other agreement with any Governmental Entity or any indemnity or other agreement with any third party relating to any obligations or liabilities under any Environmental Law or any obligation for cleanup or remedial action.

5.16. Tax Matters. Except as would not have a Material Adverse Effect:

(a) The Company and each of its Subsidiaries (i) have prepared and duly and timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by or on behalf of any of them with the appropriate Taxing Authority and all such filed Tax Returns are true, correct and complete, (ii) have timely paid all Taxes that are required to be paid (whether or not shown on any Tax Returns), except for Taxes being contested in good faith by appropriate proceedings and for which adequate reserves would have been established if such reserves meet the requirements set forth in accordance with GAAP, (iii) have duly and timely withheld and paid or remitted all Taxes to the appropriate Taxing Authority required to have been withheld and paid in connection with amounts paid or owing to any employee, stockholder, supplier, creditor, independent contractor or third party (each as determined for Tax purposes), (iv) have complied with all information reporting (and related withholding) and record retention requirements, (v) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency (except for automatic extensions of time to file income Tax Returns obtained in the Ordinary Course of Business and in cases that the auditors require more time to complete the audit) which waiver or extension remains in effect, and (vi) have not received in the last three years from any Taxing Authority in a jurisdiction where the Company and its Subsidiaries have not filed a particular type of Tax Return (or pay a specified type of Tax) any written claim that the Company and its Subsidiaries are or may be subject to such type of taxation by that jurisdiction, which claim is not fully resolved.

(b) No deficiency or adjustment with respect to Taxes has been proposed, asserted or assessed against the Company or any of its Subsidiaries and there are no audits, claims or proceedings regarding any Taxes of the Company and its Subsidiaries or the properties or assets of the Company and its Subsidiaries which are ongoing, pending or threatened in writing.

(c) There are no Encumbrances for Taxes (other than any Permitted Encumbrance) on any of the properties or assets of the Company or any of its Subsidiaries.

(d) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or to exclude any item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any closing agreement, installment sale or open transaction on or prior to the Closing Date, or (ii) any accounting method change or agreement with any Tax authority on or prior to the Closing Date. Neither the Company nor any of its Subsidiaries will have any liability for Taxes under Section 965(h) of the Code after the Closing Date due to an election made prior to the Closing Date.

(e) At no time since the date that precedes the date of this Agreement by five (5) years has the Company or any of its Subsidiaries been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(f) Neither the Company nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation, indemnification or similar agreement or arrangement (other than such an agreement or arrangement solely between or among the Company and its Wholly Owned Subsidiaries, or any customary provisions of any commercial, leasing, financing or employment agreement entered into in the ordinary course of business no principal purpose of which relates to Taxes).

(g) Neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (ii) has any obligation or liability for the Taxes of any person (other than the Company or any of its Subsidiaries) under (x) Treasury Regulation Section 1.1502-6 (or any similar provision of U.S. state, local or non-U.S. Law), (y) as transferee or successor or (z) otherwise by operation of Law.

(h) Since the date that precedes by two years the date of this Agreement, neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.

(i) Neither the Company nor any of its Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) or any other transaction requiring disclosure under analogous provisions of Tax Law.

Notwithstanding any other provisions of this Agreement to the contrary, the provisions of Section 5.13 (to the extent expressly relating to Taxes) and the above provisions of this Section 5.16 constitute the sole and exclusive representation and warranties by the Company with respect to all matters relating to Taxes.

5.17. Real Property.

(a) Section 5.17(a) of the Company Disclosure Schedule sets forth a true, correct and complete list (including the address) of all Owned Real Property and Leased Real Property.

(b) With respect to the Owned Real Property, to the Knowledge of the Company, (i) the Company or one or more of its Subsidiaries, as applicable, has good and marketable title to such property, free and clear of any Encumbrance (other than Permitted Encumbrances), (ii) there are no outstanding options, rights of first offer or rights of first refusal or other similar rights to purchase such property, or any portion thereof or interest therein, (iii) there are no Persons other than the Company or its Subsidiaries in possession thereof, and (iv) the Company and its Subsidiaries are not party to any agreement or option to purchase any real property or interest therein relating to the business of the Company and its Subsidiaries.

(c) With respect to the Leased Real Property, except as would not have a Material Adverse Effect: (i) each Lease for such property is valid, legally binding, enforceable and in full force and effect in accordance with its terms, (ii) neither the Company nor any of its Subsidiaries is in breach or violation of, or default under, any such Leases by the Company or any of its Subsidiaries, and, no event has occurred that with or without notice, lapse of time or both would constitute or result in a breach or violation of, or default under, any such

Leases by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto, and no event has occurred that with or without notice, lapse of time or both, require any consent of, the provision of notice to or other action by any person under, would constitute or result in a breach or violation of, or default under, any such Leases by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto or would permit or cause the termination, non-renewal or modification thereof or acceleration or creation of any right or obligation thereunder, and (iii) there are no written or oral subleases, concessions, licenses, occupancy agreements or other Contracts or arrangements granting to any Person other than the Company or its Subsidiaries the right to use or occupy any such property.

(d) The Real Property has been maintained in accordance with normal industry practice, is in good operating condition and repair and is suitable for the purposes for which it is currently used, in each case, except as would not result in a Material Adverse Effect.

(e) Neither the Company nor any of its Subsidiaries has received any written, or to the Knowledge of the Company, oral notice of any pending or threatened condemnation or eminent domain of any Real Property by any Governmental Entity, nor, to the Knowledge of the Company, is there any condemnation or eminent domain proceeding threatened with respect to any Real Property.

5.18. Tangible Property. Except as would not have a Material Adverse Effect: (a) each of the Company and its Subsidiaries has good and valid title to, or a valid leasehold interest in all the tangible properties and assets which it owns or leases or purports to own or lease, including all the tangible properties and assets reflected on consolidated balance sheets included in or incorporated by reference into the Company Reports filed since the Applicable Date and prior to the date of this Agreement, free and clear of all Encumbrances (other than Permitted Encumbrances); and (b) such tangible properties and assets are, in the aggregate, reasonably sufficient to carry on the respective businesses of the Company and each of its Subsidiaries as conducted as of the date of this Agreement.

5.19. Intellectual Property.

(a) Section 5.19(a) of the Company Disclosure Schedule sets forth, as of the date hereof, a true, correct and complete list of (i) all Company Intellectual Property (other than domain names) that is Registered and (ii) all domain names and social media accounts included within Company Intellectual Property ((i) and (ii), collectively, the “Company Registered IP”), indicating for each item of Company Registered IP, as applicable, the record owner (including the co-owner(s), if any) and, if different, the beneficial owner, registration, patent or application number, registration, issuance or application date, the applicable filing jurisdiction or domain name registrar.

(b) All material Company Registered IP is subsisting, and, to the Knowledge of the Company, the Company Registered IP that has been Registered or issued is valid and enforceable. Other than office actions by the relevant Governmental Entity in connection with the application for, or prosecution of, any Company Registered IP, there is no outstanding Order or Proceeding pending or, to the Knowledge of the Company, threatened challenging or adversely affecting the scope, validity or enforceability of any material Company Intellectual Property, or the Company’s or its Subsidiaries’ ownership or rights in any material Company Intellectual Property. Since the Applicable Date, neither the Company nor any of its Subsidiaries has received any written notice or claim challenging the ownership, validity, registrability, enforceability or scope of any material Company Intellectual Property. Neither the Company nor any of its Subsidiaries has granted to any Person any exclusive right to use any Company Intellectual Property, except with respect to its retail store, manufacturing, franchise, or distributor agreements, entered into in the Ordinary Course of Business, or any right to control the prosecution or maintain any Company Registered IP, or to control, or commence, defend or otherwise control any proceeding with respect to any Company Intellectual Property, other than rights granted to counsel or brand protection managers appointed by the Company to control such actions on the Company’s behalf.

(c) The Company or one of its Subsidiaries solely and exclusively owns all right, title and interest in and to all Company Intellectual Property purported to be owned by the Company or any of its Subsidiaries, free and clear of all Encumbrances (except for Permitted Encumbrances). The Intellectual Property owned by the Company and its Subsidiaries, together with any Intellectual Property licensed to the Company or its Subsidiaries from third parties or which the Company or its Subsidiaries otherwise have a right to use, constitute all Intellectual Property used in and necessary to conduct the business of the Company and its Subsidiaries as currently conducted. Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated by this Agreement, will result in the loss, limitation, termination, or other impairment of, or require the payment of additional royalties or other consideration for the continued use of, any rights of the Company or any of its Subsidiaries in any Company Intellectual Property.

(d) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries (taken as a whole), (i) neither the Company nor any of its Subsidiaries, nor the conduct of the respective businesses of the Company and its Subsidiaries as presently conducted, is infringing, misappropriating, diluting or otherwise violating or has, since the Applicable Date infringed, misappropriated, diluted or otherwise violated, the Intellectual Property of any third Person, and (ii) since the Applicable Date, to the Knowledge of the Company, no Person is infringing, misappropriating, diluting or otherwise violating or has infringed, misappropriated, diluted or otherwise violated any of the Company Intellectual Property. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company or any of its Subsidiaries, since the Applicable Date, neither the Company nor any of its Subsidiaries has sent to or received from a third Person any notice or claim alleging any such infringement, misappropriation, dilution or other violation.

(e) All current and former officers, directors, employees, consultants and contractors of the Company or any of its Subsidiaries who have developed material Intellectual Property that is purported to be owned by the Company or any of its Subsidiaries have assigned or otherwise vested ownership of such Intellectual Property in the Company or its Subsidiaries through (i) written agreements providing for the effective, irrevocable assignment to the Company or one of its Subsidiaries of all material Intellectual Property created, developed, conceived or reduced to practice by such Person in the course of his, her, or its employment or engagement with the Company or any of its Subsidiaries, without further consideration or any restrictions or obligations on the use, practice or ownership of such Intellectual Property (each, an “IP Assignment”) or (ii) by operation of applicable law, and all such Intellectual Property constitutes Company Intellectual Property owned by the Company or one of its Subsidiaries. No current or former officer, director, employee, consultant, contractor, advisor or agent of the Company or any of its Subsidiaries (i) has made any written claim with respect to any ownership right, title or interest in or with respect to any material Company Intellectual Property, or (ii) to the Knowledge of the Company, is in violation of any IP Assignment.

(f) The Company and its Subsidiaries take and have taken commercially reasonable (i) measures to protect, maintain and enforce each item of material Company Intellectual Property, and (ii) to protect and maintain the confidentiality of the material Trade Secrets owned, held for use or otherwise used by the Company or any of its Subsidiaries. No such material Trade Secrets have been disclosed by the Company or any of its Subsidiaries to any Person other than pursuant to a valid and enforceable written agreement restricting the disclosure and use thereof. Since the Applicable Date, to the Knowledge of the Company, (i) no such material Trade Secret has been accessed, disclosed or used without authorization, and (ii) no present or former officer, director, employee, consultant, contractor, advisor or agent of the Company or any of its Subsidiaries has misappropriated any material Trade Secrets of any other Person in the course of the performance of responsibilities or services to the Company or any of its Subsidiaries.

5.20. Privacy. Except as would not have a Material Adverse Effect, since the Applicable Date, (i) the Company and its Subsidiaries have complied with all Privacy Requirements, (ii) neither of Company nor its Subsidiaries has received any notice, claim or other written communication from any Governmental Entity regarding any unauthorized or unlawful use, collection, transfer or other processing of Personal Information or other violation of any Privacy Requirements, and (iii) to the Knowledge of the Company, there has been no unauthorized or unlawful use, collection, transfer or other processing of any Personal Information collected or otherwise processed by or on behalf of the Company or its Subsidiaries. To the Knowledge of the Company, the consummation of the transactions contemplated by this Agreement will not result in any breach or other violation of any Privacy Requirements, except as would not have a Material Adverse Effect.

5.21. Insurance. The Insurance Policies constitute all of the policies of insurance that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries, in each case except for such failures to maintain such policies as would not have a Material Adverse Effect. Each Insurance Policy is in full force and effect, and all premiums due with respect to all Insurance Policies have been paid, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action (including with respect to the transactions contemplated by this Agreement) that, with or without notice, lapse of time or both, would constitute or result in a breach or violation of, or default under, any of the Insurance Policies or would permit or cause the termination, non-renewal or modification thereof or acceleration or creation of any right or obligation thereunder, in each case, except as would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice regarding any cancellation or invalidation, premium increase with respect to, or material alteration of coverage under, any insurance policy.

5.22. Title to and Sufficiency of Company IPCo Assets. The Company or one of its Subsidiaries or Affiliates exclusively owns all of the Company IPCo Assets other than those licensed from third parties pursuant to Contracts set forth in Exhibit C, free and clear of any Encumbrances other than Permitted Encumbrances. The Company and its Affiliates have a valid right to use the material Company IPCo Assets licensed from third parties in connection with the current conduct of the business of the Company and its Subsidiaries and the Company IPCo Assets constitute all of the material Intellectual Property used in and necessary for the conduct of the business of the Company and its Subsidiaries as conducted as of the date hereof. Following the consummation of the Phase I Restructuring and the Pre-Closing Restructuring, Company Swiss IPCo and Company US IPCo will collectively have good and valid title to and be the sole and exclusive owners of all the Company IPCo Assets owned by the Company or any of its Subsidiaries or Affiliates, free and clear of any Encumbrances, other than Permitted Encumbrances.

5.23. Takeover Statutes. Assuming that the representations of Parent and Merger Sub set forth in Section 6.7 and the representations of Authentic set forth in Section 7.6 are true and correct, the Company Board or the Special Committee has taken all appropriate and necessary actions to render inapplicable to this Agreement or the transactions contemplated by this Agreement, the provisions of any Takeover Statute. There is no stockholder rights plan, “poison pill,” anti-takeover plan or other similar agreement or plan in effect to which the Company or any of its Subsidiaries is a party or is otherwise bound.

5.24. Brokers and Finders. Neither the Company nor any of its Subsidiaries has employed or retained any broker, finder or investment bank in connection with the transactions contemplated by this Agreement which would be entitled to any fee or any commission in connection with or upon consummation of the Merger, except that the Special Committee has retained Solomon Partners as its financial advisor, whose fees and expenses will be paid by the Company. The Company has delivered to Authentic (through its designated Representative) true, complete and correct copies of any agreements with Solomon Partners.

5.25. No Other Representations or Warranties; Non-Reliance. The Company acknowledges and agrees that, (a) except for the express written representations and warranties made by Parent and Merger Sub in Article VI or made by Authentic in Article VII, none of Parent, Merger Sub, Authentic or any other Person makes any express or implied representation or warranty regarding Parent, Merger Sub, Authentic or any of their respective Subsidiaries or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects in connection with this Agreement or the transactions contemplated by this Agreement, (b) each of Parent, Merger Sub and Authentic expressly disclaims any other representations or warranties, and (c) none of the Company or its Affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties regarding Parent, Merger Sub, Authentic or any of their respective Affiliates, or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, other than the express written representations and warranties expressly set forth in Article VI and Article VII.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub each hereby represent and warrant to the Company that:

6.1. Organization, Good Standing and Qualification; Subsidiaries. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all necessary power and authority to conduct its business in the manner in which its business is currently being conducted, except as would not have a Parent Material Adverse Effect. Each of Parent and Merger Sub is qualified or licensed to do business as a foreign entity and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing would not have a Parent Material Adverse Effect. Other than Merger Sub, Parent does not have and has not had any Subsidiaries and does not own nor has it agreed to acquire, directly or indirectly, any ownership interests or securities convertible into ownership interests in the capital of any Person.

6.2. Capitalization and Business of Merger Sub. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock of Merger Sub, par value $0.01 per share. As of the date of this Agreement, all such shares were issued and outstanding. All of the outstanding shares of capital stock of Merger Sub have been duly authorized and are validly issued, fully paid and non-assessable and owned by Parent. Merger Sub has not conducted any business and has no properties, assets, obligations or liabilities of any nature, in each case other than those incident to its organization and pursuant to this Agreement and the transactions contemplated by this Agreement.

6.3. Corporate Authority. Each of Parent and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform under this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming due execution and delivery by the Company, constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

6.4. Governmental Filings; No Violations.

(a) Other than Consents (i) required under the HSR Act or any other Antitrust Laws or the Foreign Subsidies Regulation, (ii) required by the DGCL, (iii) required to be made with or obtained from the SEC, (iv) required to be made with or by NYSE, or (v) under the Takeover Statutes and state securities and “blue sky” Laws (collectively, the “Parent Approvals”), no Consent of, with or to any Governmental Entity is required on the part of Parent or Merger Sub in connection with the execution and delivery of and performance under this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by this Agreement, except as would not have a Parent Material Adverse Effect.

(b) The execution and delivery of and performance under this Agreement by Parent and Merger Sub do not, and the consummation of the transactions contemplated by this Agreement, will not: (i) assuming (solely with respect to the consummation of the transactions contemplated by this Agreement) the satisfaction of the obligations contemplated by Section 8.4, constitute or result in a breach or violation of or a contravention or conflict with or default under the Organizational Documents of Parent or any of its Subsidiaries; (ii) assuming (solely with respect to the performance under this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by this Agreement) the satisfaction of the obligations contemplated by Section 8.4 and the Consents contemplated by Section 6.4(a) are made or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach or violation of or a contravention or conflict with any Law to which Parent or any of its Subsidiaries is subject; or (iii) assuming (solely with respect to the performance under this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by this Agreement) the Consents contemplated by Section 6.4(a) are made or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach or violation of, or default under, or cause or permit a termination, non-renewal or modification of or acceleration or creation of any right or obligation under or the creation of an Encumbrance on any of the rights, properties or assets of Parent or any of its Subsidiaries pursuant to, any Contract or any License necessary to conduct of the business of Parent or any of its Subsidiaries as currently conducted, except, in the case of clauses (ii) and (iii) of this Section 6.4(b), as would not have a Parent Material Adverse Effect.

6.5. Litigation.

(a) Since the Applicable Date, there have been no Proceedings to which the Parent or any of its Subsidiaries is a party pending, or, to the Knowledge of Authentic, threatened in writing that would have a Parent Material Adverse Effect.

(b) Neither Parent nor any of its Subsidiaries (nor any of their respective properties, assets or businesses) is a party to or subject to the provisions of any Order that would have a Parent Material Adverse Effect.

6.6. Brokers and Finders. Neither Parent, nor any of its Subsidiaries, has employed or retained any broker, finder or investment bank in connection with the transactions contemplated by this Agreement which would be entitled to any fee or any commission in connection with or upon consummation of the Merger.

6.7. Ownership of Shares. As of the date of this Agreement, none of Parent, Merger Sub or any of their respective Affiliates beneficially own (as defined in Rule 13d-3 of the Exchange Act) any capital stock of the Company. As of the date of this Agreement, except pursuant to any agreement, arrangement or understanding expressly approved in writing by the Special Committee prior to the entry thereof, none of Parent, Merger Sub or any of their respective “affiliates” or “associates” is an “interested stockholder” of the Company (as such terms are defined in Section 203 of the DGCL).

6.8. Certain Contracts. As of the date hereof, other than the Interim Investors Agreement and the Voting Agreement, none of Parent, Merger Sub, or any of their Affiliates is a party to any Contract with any stockholder, director, officer or employee of the Company or its Subsidiaries (a) that relate to the transactions contemplated by this Agreement or (b) pursuant to which any stockholder of the Company has agreed to vote such stockholder’s Shares to approve this Agreement or the Merger or has agreed to vote against any Superior Proposal.

6.9. Solvency. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including any financings being entered into in connection therewith), assuming the satisfaction of the conditions set forth in Section 9.2 and the accuracy of the representations and warranties set forth in Article V, (i) the Fair Value of the assets of Parent and its Subsidiaries, taken as a whole, shall be greater than the total amount of Parent’s and its Subsidiaries’ liabilities (including all liabilities, whether or not reflected in a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), taken as a whole; (ii) Parent and its Subsidiaries, taken as a whole, shall be able to pay their debts and obligations in the Ordinary Course of Business as they become due; and (iii) Parent and its Subsidiaries, taken as a whole, shall have adequate capital to carry on their businesses and all businesses in which they are about to engage. No transfer of property is being made, and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Authentic, Parent, Merger Sub, the Company or any of their respective Subsidiaries. For the purposes of this Section 6.9, “Fair Value” means the amount at which the assets (both tangible and intangible), in their entirety, of Parent and its Subsidiaries would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

6.10. No Other Representations or Warranties; Non-Reliance. Parent and Merger Sub acknowledge and agree that, (a) except for the express written representations and warranties made by the Company in Article V, neither the Company nor any other Person makes any express or implied representation or warranty regarding the Company or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects in connection with this Agreement or the transactions contemplated by this Agreement, (b) the Company expressly disclaims any other representations or warranties, and (c) none of Parent, Merger Sub or any of their respective Affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties regarding the Company or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, other than the express written representations and warranties expressly set forth in Article V.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF AUTHENTIC

Except as set forth in the corresponding sections of the confidential disclosure schedule delivered to the Company by Authentic prior to the execution and delivery of this Agreement (the “Authentic Disclosure Schedule”), Authentic hereby represents and warrants to the Company that:

7.1. Organization, Good Standing and Qualification. Authentic is duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all necessary power and authority to conduct its business in the manner in which its business is currently being conducted, except as would not have an Authentic Material Adverse Effect. Authentic is qualified or licensed to do business as a foreign entity and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing would not have an Authentic Material Adverse Effect.

7.2. Corporate Authority. Authentic has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform under this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Authentic and, assuming due execution and delivery by the Company, constitutes a valid and binding agreement of Authentic, enforceable against Authentic in accordance with its terms, subject to the Bankruptcy and Equity Exception.

7.3. Governmental Filings; No Violations.

(a) Other than Consents (i) required under the HSR Act or any other Antitrust Laws or the Foreign Subsidies Regulation, (ii) required by the DGCL, (iii) required to be made with or obtained from the SEC, (iv) required to be made with or by NYSE, (v) under the Takeover Statutes and state securities and “blue sky” Laws and (vi) set forth in Section 7.3(a)(vi) of the Authentic Disclosure Schedule (collectively, the “Authentic Approvals”), no Consent of, with or to any Governmental Entity is required on the part of Authentic in connection with the execution and delivery of and performance under this Agreement by Authentic and the consummation of the transactions contemplated by this Agreement, except as would not have an Authentic Material Adverse Effect.

(b) The execution and delivery of and performance under this Agreement by Authentic do not, and the consummation of the transactions contemplated by this Agreement, will not: (i) assuming (solely with respect to the consummation of the transactions contemplated by this Agreement) the satisfaction of the obligations contemplated by Section 8.4, constitute or result in a breach or violation of or a contravention or conflict with or default under the Organizational Documents of Authentic; (ii) assuming (solely with respect to the performance under this Agreement by Authentic and the consummation of the transactions contemplated by this Agreement) the satisfaction of the obligations contemplated by Section 8.4 and the Consents contemplated by Section 7.3(a) are made or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach or violation of or a contravention or conflict with any Law to which Authentic is subject; or (iii) assuming (solely with respect to the performance under this Agreement by Authentic and the consummation of the transactions contemplated by this Agreement) the Consents contemplated by Section 7.3(a) are made or obtained, as applicable, with or without notice, lapse of time or both, constitute or result in a breach or violation of, or default under, or cause or permit a termination, non-renewal or modification of or acceleration or creation of any right or obligation under or the creation of an Encumbrance on any of the rights, properties or assets of Authentic pursuant to, any Contract or any License necessary to conduct of the business of Authentic as currently conducted, except, in the case of clauses (ii) and (iii) of this Section 7.3(b), as would not have an Authentic Material Adverse Effect.

7.4. Litigation.

(a) Since the Applicable Date, there have been no Proceedings to which Authentic or any of its Subsidiaries is a party pending, or, to the Knowledge of Authentic, threatened in writing that would have an Authentic Material Adverse Effect.

(b) Neither Authentic nor any of its Subsidiaries (nor any of their respective properties, assets or businesses) is a party to or subject to the provisions of any Order that would have an Authentic Material Adverse Effect.

7.5. Brokers and Finders. Neither Authentic, nor any of its Subsidiaries, has employed or retained any broker, finder or investment bank in connection with the transactions contemplated by this Agreement which would be entitled to any fee or any commission in connection with or upon consummation of the Merger.

7.6. Ownership of Shares. As of the date of this Agreement, none of Authentic or any of its controlled Affiliates beneficially own (as defined in Rule 13d-3 of the Exchange Act) any capital stock of the Company. Except pursuant to any agreement, arrangement or understanding expressly approved in writing by the Special Committee prior to the entry thereof, none of Authentic or any of its “affiliates” or “associates” is an “interested stockholder” of the Company (as such terms are defined in Section 203 of the DGCL).

7.7. Certain Contracts. Authentic has, on or prior to the date of this Agreement, delivered to the Company a true, correct and complete copy of each of the Interim Investors Agreement and the Voting Agreement. As of the date hereof, other than the Interim Investors Agreement and the Voting Agreement, none of Authentic or any of its Affiliates is a party to any Contract with any stockholder, director, officer or employee of the Company or its Subsidiaries (a) that relate to the transactions contemplated by this Agreement or (b) pursuant to which any stockholder of the Company has agreed to vote such stockholder’s Shares to approve this Agreement or the Merger or has agreed to vote against any Superior Proposal.

7.8. Solvency. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including any financings being entered into in connection therewith), assuming the satisfaction of the conditions set forth in Section 9.2 and the accuracy of the representations and warranties set forth in Article V, (i) the Fair Value of the assets of Authentic and its Subsidiaries, taken as a whole, shall be greater than the total amount of Authentic’s and its Subsidiaries’ liabilities (including all liabilities, whether or not reflected in a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), taken as a whole; (ii) Authentic and its Subsidiaries, taken as a whole, shall be able to pay their debts and obligations in the Ordinary Course of Business as they become due; and (iii) Authentic and its Subsidiaries, taken as a whole, shall have adequate capital to carry on their businesses and all businesses in which they are about to engage. No transfer of property is being made, and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Authentic, Parent, Merger Sub, the Company or any of their respective Subsidiaries. For the purposes of this Section 7.8, “Fair Value” means the amount at which the assets (both tangible and intangible), in their entirety, of Authentic and its Subsidiaries would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

7.9. Sufficiency of Funds. Authentic has, and as of the Condition Satisfaction Date, Authentic will have, the financial capability and access to and/or sufficient cash or other immediately available funds to perform all of its obligations under this Agreement and to consummate the Merger, including to make all payments required to be made by it, Parent, Merger Sub or the Surviving Corporation pursuant to this Agreement, including the Authentic Contribution, assuming (i) the accuracy of the Company’s representations and warranties set forth in this Agreement and performance by the Company of its obligations hereunder and (ii) the Excess Company Cash is equal to zero. The obligations of Authentic hereunder are not subject to any condition regarding Authentic’s ability to obtaining financing.

7.10. No Other Representations or Warranties; Non-Reliance. Authentic acknowledges and agrees that, (a) except for the express written representations and warranties made by the Company in Article V, neither the Company nor any other Person makes any express or implied representation or warranty regarding the Company or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects in connection with this Agreement or the transactions contemplated by this Agreement, (b) the Company expressly disclaims any other representations or warranties, and (c) none of Authentic or any of its respective Affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties regarding the Company or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, other than the express written representations and warranties expressly set forth in Article V.

ARTICLE VIII

COVENANTS

8.1. Interim Operations.

(a) The Company shall, and shall cause each of its Subsidiaries to, from the period commencing on the delivery and execution of this Agreement until the earlier of the Effective Time and the termination of this Agreement pursuant to Article XI (the “Interim Period”), unless (I) Authentic shall otherwise approve in writing, which approval shall not be unreasonably withheld, conditioned or delayed, (II) expressly required by this Agreement, including the Pre-Closing Restructuring Plan, or applicable Law, or otherwise expressly permitted by this Section 8.1, or (III) as set forth in Section 8.1(a) of the Company Disclosure Schedule (the exceptions set forth in the foregoing clauses (I) – (III), the “Interim Covenant Exceptions”), use commercially reasonable efforts to (x) conduct its business in the Ordinary Course of Business and in compliance with applicable Laws, (y) maintain and preserve intact in all material respects the business of the Company and its Subsidiaries, the relations and goodwill with customers, suppliers, licensors, licensees, distributors, creditors, lessors, employees, consultants, agents and business associates and (z) keep available, in all material respects, the services of the employees and consultants of the Company and its Subsidiaries (but excluding for these purposes the Rolling Stockholders) and all other Persons with which it has business relations that are material to the

Company and its Subsidiaries (taken as a whole). At all times during the Interim Period, except pursuant to any Interim Covenant Exception, the Company shall not (and shall cause its Subsidiaries not to):

(i) adopt any change in its Organizational Documents, other than immaterial amendments to applicable organizational documents of its Subsidiaries that would not reasonably be expected to be adverse to Authentic or Parent;

(ii) (A) merge or consolidate with any other Person, or restructure, reorganize or completely or partially liquidate, in each case except for any such transactions solely between or among the Company and its Wholly Owned Subsidiaries or (B) enter into a material new line of business;

(iii) acquire, directly or indirectly by merger, consolidation, acquisition of stock or assets or otherwise, any business, Person, properties or assets from any other Person with a fair market value or purchase price in excess of $5 million in the aggregate, in each case, including any amounts or value reasonably expected to be paid in connection with a future earn-out, purchase price adjustment, release of “holdback” or similar contingent payment obligation, or that would reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement, other than acquisitions of inventory or assets, goods or properties or in connection with the development of stores in the Ordinary Course of Business;

(iv) transfer, sell, lease, sublease, license, pledge, mortgage, assign, divest, cancel or otherwise dispose of, or incur, permit or suffer to exist the creation of any Encumbrance, in each case, other than Permitted Encumbrances, upon, any properties or assets (tangible or intangible, but other than Intellectual Property which is addressed in Section 8.1(a)(xviii)), product lines or businesses of the Company or any of its Subsidiaries, including capital stock or other equity interests of any of its Subsidiaries, except in connection with (A) sales, leases or other dispositions of inventory (including on consignment) in the Ordinary Course of Business, (B) sales or other dispositions of store locations as contemplated by the Restructuring, (C) sales, leases, or other dispositions of store locations or other assets and rights (including transfers between or among the Company and its Subsidiaries) that are not material to the Company and its Subsidiaries, taken as a whole and are not reasonably expected to adversely impact or delay the Phase I Restructuring or the Pre-Closing Restructuring and (D) the termination or settlement of Convertible Hedge Call Options and Convertible Hedge Warrants in the Ordinary Course of Business and in compliance with Section 8.17.

(v) issue, sell, deliver, pledge, dispose of, grant, transfer or agree or commit to issue, sell, deliver, pledge, dispose of, grant or transfer any shares of capital stock of the Company (including, for the avoidance of doubt, Shares) or capital stock or other equity or equity-based interests of any of its Subsidiaries, securities convertible or exchangeable into or exercisable for any such shares of capital stock or other equity interests, or any options, warrants or other rights of any kind to acquire any such shares of capital stock, other equity interests or such convertible or exchangeable securities (other than (A) the Voting Agreement, (B) the issuance of shares of such capital stock, other equity securities or convertible or exchangeable securities (1) in respect of Company Equity Awards outstanding as of the date of this Agreement as required in accordance with their terms and, as applicable, the Stock Plans and (2) in respect of the Convertible Notes, Convertible Hedge Call Options and Convertible Hedge Warrants in the Ordinary Course of Business and in accordance with their terms), and (C) Encumbrances under Existing Indebtedness;

(vi) make any loans, advances, guarantees or capital contributions to or investments in any Person (other than to or from the Company and any of its Subsidiaries) in excess of $2.5 million individually or $5 million in the aggregate, except for (A) to the extent permitted by applicable Law, reasonable and documented advances to directors, officers and other employees for travel and other business-related expenses, in each case, in the Ordinary Course of Business, (B) loans, advances or capital contributions to, or investments in, Wholly Owned Subsidiaries of the Company that are not reasonably expected to adversely impact or delay the Phase I Restructuring or the Pre-Closing Restructuring, or (C) advances pursuant to any advancement obligations under the Company’s or its Subsidiaries’ Organizational Documents or under any Contract existing on the date of this Agreement;

(vii) declare, set aside, establish a record date for, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock or other equity interests (including with respect to the Company, for the avoidance of doubt, Shares), except (A) for dividends or other distributions paid by any Subsidiary to the Company or to any other Subsidiary of the Company that are not reasonably expected to adversely impact or delay the Phase I Restructuring or the Pre-Closing Restructuring and (B) the Company’s regular quarterly dividends that are payable to the holders of Shares following the date of this Agreement until the Closing, payable in cash in an amount not to exceed $0.225 per Share per quarter (which is the current “Dividend Threshold” (as defined in the Convertible Notes Indenture) of the Convertible Notes);

(viii) reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, or offer to do any of the foregoing with respect to, any of its capital stock, other equity interests or securities convertible or exchangeable into or exercisable for any shares of its capital stock or other equity interests (including with respect to the Company, for the avoidance of doubt, Shares), except for (A) in connection with the forfeiture or cancellation of such interest and (B) in connection with the exercise, vesting or settlement of any Company Equity Awards that are outstanding as of the date of this Agreement;

(ix) incur, assume, repurchase or prepay or guarantee or endorse or otherwise become responsible for any Indebtedness for borrowed money (including the issuance of any debt securities, warrants or other rights to acquire any debt security), except for (A) trade payables incurred in the Ordinary Course of Business, (B) pursuant to Existing Indebtedness (including, for the avoidance of doubt, using available cash of the Company or its Subsidiaries to repay any amounts under Existing Indebtedness prior to the Effective Time), (C) any refinancing, extension, renewal or replacement of any outstanding Indebtedness of the Company, in the case of this subclause (C), that does not increase the aggregate commitments of Indebtedness thereunder, or (D) the incurrence of Indebtedness for borrowed money in the Ordinary Course of Business, not to exceed $10 million in the aggregate in the case of this subclause (D);

(x) make or authorize any payment of, or accrual or commitment for, capital expenditures, in excess of $10 million, except to the extent set forth in the line items of the Company’s capital budget set forth in Section 8.1(a)(x) of the Company Disclosure Schedule;

(xi) enter into any Contract that would have been a Material Contract of the types described in clauses (viii) (solely with respect to any such Contract that impacts any Company IPCo Assets), (ix), (x) (solely with respect to any such Contract that impacts any Company IPCo Assets) or (xi) (but solely to the extent such Contract would limit Authentic’s or its Affiliates’ freedom of action with respect to, or its or their ability to retain or freely operate, one or more of the businesses, licenses, rights, product lines, or assets of Authentic or any of its Affiliates, in each case following the Closing) of Section 5.11(a) had it been entered into prior to this Agreement;

(xii) terminate, fail to renew or amend, let lapse or otherwise modify or waive or assign, convey, encumber (other than with a Permitted Encumbrance) or otherwise transfer, in whole or in part, rights or interest pursuant to or in, any Material Contract, other than (A) expirations or non-renewals of any such Material Contract, (B) amendments or modifications providing for the extension of any such Material Contract (other than any such Material Contract described in clauses (iv) – (v) of Section 5.11(a)), in each case of clauses (A) and (B), in the Ordinary Course of Business and in accordance with the terms of such Material Contract, (C) as contemplated by the Restructuring, (D) terminations of any such Material Contract due to a material breach of such Material Contract by the counterparty thereto, or (E) in a manner that would not be material and adverse to the Company and its Subsidiaries, taken as a whole;

(xiii) cancel, modify or waive any debts or claims held by or owed to the Company or any of its Subsidiaries having in each case a value in excess of $1 million individually or $2 million in the aggregate;

(xiv) except as would not be material to the Company and its Subsidiaries, taken as a whole, adversely amend or modify, or terminate, cancel or let lapse any insurance policy of the Company and its Subsidiaries that is in effect as of the date hereof, unless simultaneously with such termination, cancellation or lapse replacement coverage equal to or greater than the existing coverage is in full force and effect with no gap in coverage;

(xv) other than (A) with respect to Transaction Litigation (which shall be governed by the terms of Section 8.14) or (B) with respect to any Proceeding with respect to which an insurer or other third party (but neither the Company nor any of its Subsidiaries) has the right to control the decision to compromise or settle such Proceeding (except to the extent that delaying, conditioning or withholding such consent would not be unreasonable), or the Company or its Subsidiary is contractually obligated not to unreasonably delay, condition or withhold its consent to such third party’s decision to compromise or settle such Proceeding, settle, pay, discharge or compromise any Proceeding for an amount in excess of $2 million individually or $5 million in the aggregate during any calendar year, in each case, net of any reasonably expected insurance recovery and excluding amounts reflected and reserved against in the financial statements included or incorporated by reference into the most-recent Company Report, or on a basis that would result in the imposition of any Order that would restrict in any material respect the future activity or conduct of the Company or any of its Subsidiaries or a finding or admission of a violation of Law, or which would reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement;

(xvi) make any material changes with respect to financial accounting policies or procedures, except to the extent required by GAAP or Law (or any interpretation thereof, including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization);

(xvii) (A) make (inconsistent with past practice), change or revoke any material Tax election or change any material Tax accounting method, (B) file any material amended Tax Return, (C) file any Tax Return in a matter materially inconsistent with the most recent past practices of the Company or applicable Subsidiary, (D) enter into, cancel or modify any closing agreement with respect to a material amount of Taxes, (E) settle or otherwise compromise any Tax claim, audit, assessment or dispute with respect to a material amount of Taxes, in the case of this clause (E), for an amount materially in excess of the amount reserved for Taxes on the financial statements of the Company, (F) surrender any right to claim a refund with respect to a material amount of Taxes, (G) request any material ruling with respect to Taxes, (H) agree to an extension or waiver of the statute of limitations with respect to any material Taxes (in each case, other than in connection with extensions of time to file Tax Returns that are automatic or automatically granted or otherwise constitute ordinary course extensions) or (I) enter into any material Tax indemnification, sharing, allocation or similar agreement or arrangement (other than customary provisions under any commercial, leasing, financing, employment or other agreement entered into in the ordinary course of business no principal purpose of which relates to Taxes);

(xviii) transfer, sell, lease, sublease, license, sublicense, assign, convey or otherwise dispose of, pledge, encumber, grant a covenant not to sue or other right under, abandon, dedicate to the public, cancel or allow to lapse or expire any Company Intellectual Property, other than (A) abandonments, cancellation, lapses or expiration of Company Intellectual Property that is no longer used in and is not material to the business of the Company or any of its Subsidiaries’ respective businesses, individually or collectively, or at the expiration of the applicable non-renewable statutory period, (B) non-exclusive licenses granted to vendors to manufacture product in the Ordinary Course of Business or (C) licenses or sublicenses between or among the Company and its Subsidiaries in the Ordinary Course of Business, provided, that any such licenses or sublicenses (i) are on substantially the same terms as other such licenses or sublicenses made available to Authentic and (ii) do not adversely affect the rights of Company Swiss IPCo or Company US IPCo, as applicable, in or to the Company IPCo Assets following and in connection with the Phase I Restructuring or the Pre-Closing Restructuring;

(xix) except as required by applicable Law or pursuant to the terms of any Company Benefit Plan in effect as of the date of this Agreement, (A) materially increase in any manner the cash compensation or consulting fees, bonus opportunity, severance or termination pay of any Company Employee, except for (1) in respect of those Company Employees who are not Section 16 Officers, increases in annual salary, wage rate or consulting fees in the Ordinary Course of Business (provided, that any such increase does not exceed 20% for any such Company Employee with an annual salary in excess of $300,000), and any consequent incentives and in severance or termination pay, and (2) in respect of all Company Employees, the payment of cash bonuses and any incentives for completed periods based on actual performance in the Ordinary Course of Business (but excluding any discretionary actions that result in a material increase in such bonuses or incentives for any Section 16 Officer), (B) become a party to, establish, adopt, amend, commence participation in or terminate the Stock Plan or any other material Company Benefit Plan, except for (x) health and welfare plan renewals in the Ordinary Course of Business or (y) entering into or amending any employment agreements with Company Employees with an annual salary of $1 million or less, (C) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment of any compensation or benefits under any Stock Plan, except as contemplated under the terms of this Agreement, (D) hire any Company Employee with an annual salary in excess of $1 million, or (E) terminate without cause the employment of any Company Employee with an annual salary in excess of $1 million, other than terminations upon expiration of an employment term pursuant to an employment agreement;

(xx) become a party to, establish, adopt, amend, commence participation in, negotiate or terminate any collective bargaining agreement or other similar agreement with a labor union, works council or similar organization, except (A) for such agreements in the Ordinary Course of Business outside of the United States or (B) as required by applicable Law or industry custom; or

(xxi) agree, authorize or commit to do any of the foregoing.

(b) Nothing set forth in this Agreement shall give Authentic or Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time or give the Company, directly or indirectly, the right to control or direct Authentic’s, Parent’s or their respective Subsidiaries’ operations. Prior to the Effective Time, the Company shall exercise, subject to and consistent with the terms and conditions of this Agreement, complete control and supervision of its and its Subsidiaries’ respective operations.

8.2. Acquisition Proposals; Change of Recommendation.

(a) No Solicitation. At all times during the period commencing with the execution and delivery of this Agreement and continuing during the Interim Period, except as permitted by this Section 8.2, the Company shall not, and shall cause its and its Subsidiaries’ officers and directors not to, and shall direct its Representatives engaged in connection with the transactions contemplated by this Agreement not to, directly or indirectly:

(i) initiate, solicit, or propose an Acquisition Proposal or knowingly encourage, knowingly assist or otherwise knowingly facilitate any action that constitutes or would reasonably be expected to lead to or result in an Acquisition Proposal;

(ii) engage in, continue, knowingly facilitate, respond to or otherwise participate in any discussions or negotiations relating to any Acquisition Proposal or any action that would reasonably be expected to lead to or result in an Acquisition Proposal;

(iii) provide or make available any non-public information or data concerning the Company or its Subsidiaries or access to the Company or its Subsidiaries’ properties, books and records to any third Person (other than the Rolling Stockholders, Authentic, Parent, Merger Sub or any of their respective Representatives or designees) in connection with any Acquisition Proposal; or

(iv) recommend, authorize, approve, adopt, endorse, declare advisable (or make any public statement recommending, authorizing, approving, adopting, endorsing, or declaring advisable) or enter into any Alternative Acquisition Agreement.

(b) Exceptions to No Solicitation. Notwithstanding anything to the contrary set forth in Section 8.2(a), prior to the time the Requisite Company Vote is obtained, in response to an unsolicited, bona fide written Acquisition Proposal that (A) is made after the date of this Agreement, (B) did not arise from a material breach of the obligations set forth in Section 8.2(a), and (C) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with outside legal counsel and its or the Special Committee’s financial advisor, (x) constitutes or would reasonably be expected to lead to or result in a Superior Proposal and (y) the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, the Company may (provided, that clause (C) above shall not apply to clause (i) below):

(i) contact the Person or Group making such Acquisition Proposal to clarify the terms and conditions thereof or inform such Person or Group of the existence of the provisions in this Section 8.2;

(ii) provide information and data concerning the Company and its Subsidiaries and access to the Company and its Subsidiaries’ properties, books and records in response to a request by the Person or Group who made such an Acquisition Proposal; provided that correct and complete copies of such information or data or such access has previously been made available to Authentic, or is made available to Authentic promptly (but, in any event, within twenty-four hours) following the time such information or access is made available to such Person or Group, and prior to providing any such information or data or access, the Company and the Person or Group making such Acquisition Proposal shall have entered into a legally binding confidentiality agreement (x) with terms not less restrictive to such Person or Group than the terms in the Confidentiality Agreement are on Authentic (it being understood that such agreement need not have comparable standstill provisions or otherwise prohibit the making of any Acquisition Proposal) and (y) that permits the Company and its Representatives to comply with the terms of this Agreement and (z) does not contain any exclusivity or expense reimbursement provisions (a confidentiality agreement meeting such specifications, a “Permitted Confidentiality Agreement”);

(iii) take any action to exempt the Person or Group making such Acquisition Proposal from any applicable Takeover Statute or otherwise cause such restrictions not to apply; and

(iv) engage or otherwise participate in any discussions or negotiations with any such Person or Group regarding such Acquisition Proposal.

(c) Notice of Acquisition Proposals. During the Interim Period, the Company shall promptly (but, in any event, within twenty-four hours) give notice to Authentic if an Acquisition Proposal or an Inquiry is received by the Company, its Subsidiaries or, any of their respective Representatives, setting forth in such notice the name of the applicable Person or names of Persons that, to the Knowledge of the Company, comprise the applicable Group, the material terms and conditions of any such Acquisition Proposal or Inquiry (including copies of any such written Acquisition Proposals or of any written materials relating thereto (or where no written materials are provided, a reasonably detailed written description thereof)), and thereafter shall keep Authentic informed, on a reasonably current basis of any material changes, modifications, status or updates as to the terms and conditions of any such Acquisition Proposals or Inquiries (including any material amendments or supplements thereto) and the status of any such discussions or negotiations.

(d) No Change of Recommendation or Alternative Acquisition Agreement.

(i) Except as expressly permitted by Section 8.2(d)(iii) and subject to Section 8.2(e), the Company Board and the Special Committee, shall not:

(A) fail to include the Company Recommendation or the Special Committee Recommendation in the Proxy Statement;

(B) withhold, withdraw, change, qualify, amend or modify (or publicly propose or resolve to withhold, withdraw, change, qualify, amend or modify) the Company Recommendation or the Special Committee Recommendation in a manner adverse to Authentic;

(C) make any recommendation in support of, or, within ten Business Days following its commencement, fail to recommend against, a tender or exchange offer pursuant to Rule 14d-2 of the Exchange Act that constitutes an Acquisition Proposal;

(D) following the public disclosure of an Acquisition Proposal, fail to publicly reaffirm the Company Recommendation or the Special Committee Recommendation within ten Business Days (provided, that such period shall be extended if the Parties are in a Notice Period or if negotiations between the Parties pursuant to Section 8.2(d)(iii) or Section 8.2(d)(iv) are ongoing) after receipt of any written request to do so from Authentic (provided, that the Company shall not be required to so reaffirm more than once per Acquisition Proposal (unless the terms of such Acquisition Proposal change in any material respects and such change is publicly announced or disclosed));

(E) approve, recommend, declare advisable or publicly propose to approve any Acquisition Proposal or approve, recommend, declare advisable or propose to enter into, any Alternative Acquisition Agreement; or

(F) agree, authorize or commit to do any of the foregoing.

(ii) Except as permitted by Section 8.2(d)(iii), the Company Board and the Special Committee, shall not cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement or agree, authorize or commit to do so.

(iii) Notwithstanding anything to the contrary set forth in this Section 8.2, prior to the time the Requisite Company Vote is obtained, each of the Company Board (acting on the recommendation of the Special Committee) and the Special Committee, may, in response to an unsolicited, bona fide written Acquisition Proposal that is made after the date of this Agreement and which did not result from a material breach by the Company of its obligations set forth in Section 8.2(a), effect a Change of Recommendation or terminate this Agreement to enter into an Alternative Acquisition Agreement if and only if (A) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with outside legal counsel and its or the Special Committee’s financial advisor, if applicable, that such Acquisition Proposal constitutes a Superior Proposal, (B) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, has given Authentic written notice (“Acquisition Proposal Notice”) (which shall not constitute a Change of Recommendation) at least three Business Days in advance (the “Notice Period”) of the Change of Recommendation, which notice shall set forth in writing that it intends to take such action and a reasonably detailed description of the basis therefor and shall also include all information required by Section 8.2(c), mutatis mutandis, (C) during the Notice Period, the Special Committee on behalf of the Company shall, and shall cause its Representatives to, if requested by Authentic, negotiate in good faith with Authentic, including providing Authentic the opportunity to make a presentation to the Company Board and the Special Committee regarding this Agreement and, to the extent applicable, any proposed revisions to revise this Agreement in response to such Acquisition Proposal, and (D) at the end of the Notice Period, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its outside legal counsel and its or the Special Committee’s financial advisor (and taking into account any adjustment or modification of the terms of this Agreement to which Authentic has irrevocably and in writing agreed to make), that the Acquisition Proposal continues to be a Superior Proposal and, after consultation with its outside legal counsel, that the failure to effect a Change of Recommendation would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law. Any material amendment or modification to any Acquisition Proposal shall require a new Acquisition Proposal Notice and the Notice Period shall be extended by an additional two Business Days from the date of receipt of such new Acquisition Proposal Notice.

(iv) Notwithstanding anything to the contrary set forth in this Section 8.2, prior to the time the Requisite Company Vote is obtained, each of the Company Board (acting on the recommendation of the Special Committee) and the Special Committee may make a Change of Recommendation in respect of an Intervening Event if and only if (A) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with outside legal counsel and its or the Special Committee’s financial advisor, if applicable, that the failure to make a Change of Recommendation in response to such Intervening Event would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, (B) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, has given Authentic written notice (which shall not constitute a Change of Recommendation) at least three Business Days in advance of the Change of Recommendation, which notice shall set forth in writing that it intends to take such action and a reasonably detailed description of the basis therefor, (C) during the Notice Period, the Special Committee on behalf of the Company shall, and shall cause its Representatives to, if requested by Authentic, negotiate in good faith with Authentic, including providing Authentic the opportunity to make a presentation to the Company Board and the Special Committee regarding this Agreement and, to the extent applicable, any proposed revisions thereto, to revise this Agreement in response to such Intervening Event, and (D) at the end of the Notice Period, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its outside legal counsel and its or the Special Committee’s financial advisor (and taking into account any adjustment or modification of the terms of this Agreement to which Authentic has irrevocably and in writing agreed to make), that the failure to effect a Change of Recommendation in response to such Intervening Event would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.

(e) Certain Permitted Disclosure. Nothing set forth in this Agreement shall prohibit the Company from (i) disclosing a position contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A under the Exchange Act, (ii) making any “stop, look and listen” statement or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, or (iii) informing any Person or Group of the existence of the provisions contained in this Section 8.2; provided, however, that nothing in this Section 8.2(e) will be deemed to permit the Company, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee to effect a Change of Recommendation other than in accordance with Section 8.2(d); it being understood that a disclosure that constitutes only a “stop, look and listen” statement or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not be deemed to be a Change of Recommendation if it reaffirms the Company Recommendation and includes a factually accurate public statement that describes the Company’s receipt of an Acquisition Proposal, that no position has been taken by the Company Board or the Special Committee as to the advisability or desirability of an Acquisition Proposal and the operation of this Agreement with respect thereto will not be deemed a Change of Recommendation.

(f) Existing Discussions. The Company (i) shall immediately cease and cause to be terminated any activities, solicitations, discussions and negotiations with any Person conducted within twelve months prior to the date of this Agreement with respect to an Acquisition Proposal or any inquiry, proposal or offer that would reasonably be likely to lead to an Acquisition Proposal and (ii) shall promptly (but in any event within five Business Days of the execution and delivery of this Agreement): (A) deliver a written notice to each such Person providing that the Company (1) is ending all activities, discussions and negotiations with such Person with respect to an Acquisition Proposal or any inquiry, proposal or offer that could lead to an Acquisition Proposal and (2) is requesting the prompt return or destruction of all confidential information concerning the Company and any of its Subsidiaries; and (B) if applicable, terminate any physical and electronic data or other diligence access granted to such Persons; provided that the Company shall have no obligation to deliver such notice to any Person with whom the Company is not conducting discussions or negotiations on the date of the execution and delivery of this Agreement and from whom the Company has already requested the prompt return or destruction of confidential information and, if applicable, terminated such access.

(g) Standstill Provisions. During the Interim Period, the Company shall not terminate, amend or otherwise modify or waive any provision of any confidentiality, “standstill” or similar agreement to which the Company or any of its Subsidiaries is a party and shall enforce, to the fullest extent permitted under applicable Law, the provisions of any such agreement.

(h) Compliance by Affiliates and Representatives. The Company agrees that any violation of the Company’s obligations pursuant to Section 8.2 by any Subsidiary of the Company or any of the Company’s or its Subsidiaries’ respective Representatives (solely to the extent acting on behalf of the Company or any of its Subsidiaries) shall be deemed a breach of this Section 8.2 by the Company; provided that the Rolling Stockholders (but excluding the Chief Executive Officer of the Company when acting in such capacity) shall not, for purposes of this Section 8.2, be deemed to be officers, directors or Representatives of the Company or its Subsidiaries unless they are acting at the direction of the Special Committee.

8.3. Company Stockholders Meeting.

(a) The Company shall take, in accordance with applicable Law and its Organizational Documents, all action necessary to (i) duly convene, give notice of, and hold the Company Stockholders Meeting as promptly as reasonably practicable following (but in any event within forty-five days following) the completion of the mailing of the definitive Proxy Statement and the Schedule 13E-3 to the Company’s stockholders, (ii) cause a vote regarding the adoption of this Agreement and approval of the Disposition to be taken thereat, (iii) solicit from its stockholders proxies and votes in favor of adoption of this Agreement and approval of the Disposition and secure the Requisite Company Vote and (iv) seek advisory approval of a proposal in connection with a non-binding, advisory vote to approve certain compensation that may become payable to the Company’s named executive officers in connection with the consummation of the Merger.

(b) The Company Stockholders Meeting shall not be postponed, recessed or adjourned by the Company without Authentic’s prior written consent; provided, that: (i) the Company may postpone, recess or adjourn the Company Stockholders Meeting, (A) as required by applicable Law (including to allow the dissemination to Company stockholders of any supplement to the Proxy Statement or Schedule 13E-3), or (B) prior to the time for which the Company Stockholders Meeting is originally scheduled, as set forth in the definitive Proxy Statement (the “Original Date”), or if at any time and date that the Company Stockholders Meeting is scheduled to be held thereafter in accordance with the terms of this Section 8.3(b), the Company or Authentic, respectively reasonably believes there will be insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting or to obtain the Requisite Company Vote; provided that, without the prior written consent of Authentic, the Company may not postpone or adjourn the Company Stockholders Meeting pursuant to this clause (B) more than two times or for more than ten Business Days for each event giving rise to such a postponement or adjournment.

(c) Unless the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has made a Change of Recommendation in accordance with Section 8.2, the Company shall take all lawful action to obtain the Requisite Company Vote. The Company agrees that, unless this Agreement is terminated pursuant to Article XI, its obligations to hold the Company Stockholders Meeting pursuant to this Section 8.3(c) shall not be affected in any manner, including in connection with (i) the making of a Change of Recommendation or (ii) the commencement of or announcement or disclosure of or communication to the Company of any Acquisition Proposal.

(d) Once the Company, in consultation with Authentic, has established a record date for the Company Stockholders Meeting (including by conducting, as promptly as practicable after the date hereof, one or more “broker searches” in accordance with Rule 14a-13 of the Exchange Act to enable such record date to be so set), the Company shall not change or establish a different record date for the Company Stockholders Meeting without the prior written consent of Authentic (such consent not to be unreasonably withheld, delayed or conditioned).

(e) The Company agrees to provide Authentic reasonably detailed periodic updates concerning proxy solicitation results on a timely basis (including, if requested, promptly providing daily voting reports to the extent reasonably practicable).

(f) Without the prior written consent of Authentic, the adoption of this Agreement and approval of the Disposition shall be the only matters (other than a “say on pay” proposal and procedural matters, including any adjournment matters) that the Company may propose to be acted on by the Company’s stockholders at the Company Stockholders Meeting.

8.4. Obligations of Authentic, Parent and Merger Sub. Authentic shall perform, Parent shall perform, Parent shall cause Merger Sub and the Surviving Corporation to perform and prior to the Parent Equity Transfer, Authentic shall cause Parent and Merger Sub to perform, their respective obligations pursuant to this Agreement, and whenever this Agreement requires Merger Sub to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause Merger Sub (and prior to the Parent Equity Transfer, an undertaking on the part of Authentic to cause Parent and Merger Sub) to take such action. The Parties acknowledge and agree that, under the terms of the Voting Agreement, from and after the consummation of the Parent Equity Transfer, the Rolling Stockholders shall cause Parent, Merger Sub and the Surviving Corporation to comply with their respective obligations pursuant to the terms of this Agreement.

8.5. Proxy Statement; Schedule 13E-3 and Other Regulatory Matters.

(a) Proxy Statement; Schedule 13E-3.

(i) The Company shall prepare and file with the SEC, as promptly as practicable after the date of this Agreement, but in any event within thirty Business Days after the date of this Agreement, a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement, including, for the avoidance of doubt, any amendments or supplements thereto, and the definitive proxy statement related thereto, the “Proxy Statement”). Except under the circumstances expressly permitted by Section 8.2, the Proxy Statement shall include the Company Recommendation and the Special Committee Recommendation. The Company, Authentic and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13E-3”) relating to the transactions contemplated by this Agreement.

(ii) The Company shall use reasonable best efforts to cause the Proxy Statement to comply as to form and substance with the provisions of the Exchange Act in all material respects. The Company, Authentic and Parent shall use reasonable best efforts to cause, as to themselves and their Affiliates, the Schedule 13E-3 to comply as to form and substance with the provisions of the Exchange Act in all material respects. The Company, Authentic and Parent shall furnish all information required by the Exchange Act or other applicable Law concerning it and its’ Affiliates, respectively, as the other Party may reasonably request or as customarily included in a Proxy Statement or a Schedule 13E-3 prepared in connection with a transaction of the type contemplated by this Agreement, and the Company, Authentic and Parent shall ensure that none of the information supplied by it or any of its Affiliates or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3 shall, at the date of mailing to stockholders of the Company, at the time of the Company Stockholders Meeting or at the time of filing with the SEC (as applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iii) If at any time prior to the Company Stockholders Meeting, any information relating to the Company, Authentic or Parent, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to the

Proxy Statement or the Schedule 13E-3, so that either the Proxy Statement or the Schedule 13E-3, as applicable, would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification (A) the Company shall, as and to the extent required by applicable Law, promptly prepare an amendment or supplement to the Proxy Statement, (B) the Company, Authentic and Parent shall as and to the extent required by applicable Law, promptly prepare an amendment or supplement to the Schedule 13E-3 and (C) the Company shall cause the Proxy Statement or Schedule 13E-3 as so amended or supplemented to be filed with the SEC and, if required by applicable Law, to be disseminated to its stockholders.

(iv) The Company shall (A) provide Authentic and its Representatives with a reasonable opportunity to review and comment on drafts of the Proxy Statement and other documents and communications related to the Company Stockholders Meeting prior to filing, furnishing or delivering such documents with or such communications to the applicable Governmental Entity and dissemination of such documents or communications to the Company’s stockholders and (B) consider in good faith any comments thereto reasonably proposed by Authentic and its Representatives, and the Company agrees that all information relating to Authentic, Parent, their Subsidiaries and its and their respective Representatives included in the Proxy Statement shall be in form and content reasonably satisfactory to Authentic. The Company and Authentic shall (1) provide each other with a reasonable opportunity to review and comment on drafts of the Schedule 13E-3 prior to filing it with the SEC and (2) consider in good faith any comments thereto reasonably proposed by the other Party and its Representatives, and each of the Company and Authentic agrees that all information relating to the other Party, its Affiliates and its and their respective Representatives included in the Schedule 13E-3 shall be in form and content satisfactory to such other Party.

(v) Each Party shall promptly notify each other Party of the receipt of any comments from the SEC with respect to the Proxy Statement or the Schedule 13E-3 and of any request by the SEC for any amendment or supplement to the Proxy Statement or the Schedule 13E-3 or for additional information and shall as promptly as reasonably possible following receipt thereof provide the other Party with copies of all written correspondence between itself or any of its Representatives and the SEC with respect to the Proxy Statement or the Schedule 13E–3 (or where the correspondence is not written, a reasonably detailed description thereof) and provide the other Party and its Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Proxy Statement or the Schedule 13E-3) unless pursuant to a telephone call initiated by the SEC or with respect to procedural or administrative matters. Each of the Company, Authentic and Parent (as the case may be) shall, subject to the requirements of Section 8.5(a)(iv), promptly provide responses to the SEC with respect to any comments received on the Proxy Statement or the Schedule 13E-3 by the SEC and any requests by the SEC for any amendment or supplement to the Proxy Statement or the Schedule 13E-3 or for additional information. The Company shall cause the definitive Proxy Statement and the Schedule 13E-3 to be mailed as promptly as reasonably possible after the date the SEC staff confirms that the SEC does not intend to review the preliminary Proxy Statement or advises that it has no further comments thereon or that the Company may commence mailing of the Proxy Statement.

(b) Other Regulatory Matters.

(i) The Company, Authentic and Parent shall cooperate with each other and shall use (and shall cause their respective Subsidiaries and their respective Affiliates to use) their respective reasonable best efforts to take or cause to be taken all actions necessary or advisable on its part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement (including the Phase I Restructuring and Pre-Closing Restructuring) as promptly as practicable after the date of this Agreement, including preparing and delivering or submitting filings, notices and documentation to effect the expirations of all required statutory waiting periods under applicable Antitrust Laws, including under the HSR Act and the Foreign Subsidies Regulation as promptly as practicable after the date of this Agreement.

(ii) Each of the Company, Authentic and Parent, as applicable, shall (and shall cause their respective Affiliates to):

(A) prepare and file, with respect to the transactions contemplated by this Agreement an appropriate filing of a Notification and Report Form pursuant to the HSR Act as promptly as practicable, and in any event within twenty-five Business Days following the date hereof (or such later date as may be agreed in writing between antitrust counsel for each Party) and make, deliver or submit, as applicable, all other initial or, for the Foreign Subsidies Regulation, draft filings, notices, and reports under the Antitrust Laws and the Foreign Subsidies Regulation identified in Schedule 8.5(b)(ii)(A) as promptly as practicable after the date of this Agreement, and in connection therewith, request, early termination of the statutory waiting period under the HSR Act, and to the extent applicable, under the other applicable Antitrust Laws and the Foreign Subsidies Regulation, and provide confirmation to each other of any such filings and requests;

(B) not, without prior good faith consultation with the other Party or Parties, as the case may be, (1) cause any filing, delivery or submission contemplated by Section 8.5(b)(i) or Section 8.5(b)(ii)(A) applicable to it to be withdrawn, refiled, or redelivered or resubmitted for any reason, or (2) consent to any voluntary extension of any statutory waiting period or, if applicable, any contractual waiting period applicable to the consummation of the transactions contemplated by this Agreement or to any voluntary delay of the consummation of the transactions contemplated by this Agreement at the behest of any Governmental Entity; provided, that the each of the Company, Authentic and Parent, as applicable, shall (and shall cause their respective Affiliates to) refile any pulled HSR filing within two Business Days of any such withdrawal;

(C) make an appropriate response to any request for information and documents by any Governmental Entity as promptly as practicable following any such request; and

(D) use reasonable best efforts to (1) avoid the entry of, (2) vacate, reverse or suspend any permanent, preliminary or temporary Order and (3) litigate any Order or Proceeding, that, in the case of each of the foregoing clauses (1)-(3) of this Section 8.5(b)(ii)(D), would prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement;

provided, however, that notwithstanding anything to the contrary contained in this Agreement, in no event shall the Company, Authentic, Parent or any of their respective Affiliates be required to (and the Company and its Affiliates shall not, without Authentic’s prior written consent) offer, negotiate, agree to, commit to or effect, by consent decree, hold separate order or otherwise, (I) the sale, lease, license, divestiture or disposition of any assets, rights, intellectual property, product lines, or businesses of the Company, Authentic, Parent or any of their respective Affiliates, (II) the termination of existing relationships, contractual rights or obligations of the Company, Authentic, Parent or any of their respective Affiliates, (III) the termination of any venture or other arrangement, (IV) the creation of any relationship, contractual rights or obligations of the Company, Authentic, Parent or any of their respective Affiliates, (V) the effectuation of any other change or restructuring of the Company, Authentic, Parent or any of their respective Affiliates, (VI) any actions or commitments (including committing to seek prior approval from any Governmental Entity for any future transaction) with respect to the businesses, product lines or assets of the Company, Authentic, Parent or any of their respective Affiliates that after the Closing Date would limit Authentic’s, the Company’s or their respective Affiliates’ freedom of action with respect to, or its or their ability to retain or freely operate, one or more of the businesses, licenses, rights, product lines, or assets of the Company, Authentic, Parent, or any of their respective Affiliates or (VII) any other remedy, condition, commitment or undertaking of any kind; except, that Authentic, Parent and their respective Affiliates shall be required to offer, negotiate, agree to, commit to or effect, an amendment to the Pre-Closing Restructuring Plan to exclude certain Company IPCo Assets from being transferred to Company Swiss IPCo and Company US IPCo if (and only if) (x) the exclusion of such specified Company IPCo Assets is necessary to obtain a Required Regulatory Approval and (y) implementation of such amendment is conditioned upon the consummation of the other transactions contemplated by this Agreement. The Company shall, and shall cause its Affiliates to, if requested by Authentic, offer, negotiate, agree to, commit to and effect (conditioned upon the consummation of the transactions contemplated by this Agreement) any action described in clause (I) – (VII) of the foregoing sentence to the extent that such action relates solely to the Company and its Subsidiaries.

(iii) Review. Parent, Authentic and the Company shall each have the right to review in advance and, to the extent practicable, each shall consult with the other on and consider in good faith the views of the other in connection with, all the information relating to Parent, Authentic or the Company, as the case may be, any of their respective Affiliates and any of its or their respective Representatives, that appears in any filing made with, or written materials delivered or submitted to, any Governmental Entity in connection with the transactions contemplated by this Agreement. None of Parent, Authentic or the Company shall permit any of its Affiliates or any of its or their respective Representatives to participate in any material discussions or meetings with any Governmental Entity in respect of the transactions contemplated by this Agreement unless it consults with the other in advance and, to the extent permitted by such Governmental Entity, gives the other the opportunity to attend and participate thereat, other than when a Governmental Entity directly calls a Party.

(iv) During the Interim Period, Authentic and Parent shall not, and shall ensure that none of their respective Affiliates shall, consummate, enter into any agreement providing for, or announce, any investment, acquisition, divestiture or other business combination that would reasonably be expected to impose any material delay in or material impairment of, or prevent, the consummation of the transactions contemplated by this Agreement; provided, however, that for purposes of this clause (iv), Authentic’s “Affiliates” shall specifically exclude any direct and indirect equity holders of Authentic and their respective Affiliates (other than Authentic and its Subsidiaries).

(v) Filing Fees. Authentic and Parent shall be responsible for all filing fees required to be paid to any Governmental Entity in connection with all filings, notices, and reports made by Authentic or Parent under any applicable Antitrust Laws and the Foreign Subsidies Regulation in connection with the transactions contemplated by this Agreement (the “Regulatory Filing Fees”).

8.6. Third-Party Consents. Separate and apart from the obligations set forth in Section 8.5 (which shall control with respect to all matters relating to the HSR Act and other Antitrust Laws and the Foreign Subsidies Regulation), upon the written request of Authentic, the Company shall use its, and shall cause its Subsidiaries to use their, commercially reasonable efforts to give, obtain or effect (as the case may be as promptly as reasonably practicable), following the date of this Agreement, all notices, acknowledgments, waivers, consents, amendments, supplements or other modifications required under any Contract to which the Company or any of its Subsidiaries is a party to or bound (the “Third-Party Consents”) and that are necessary to be given, obtained or effected from any counterparty to such Contract in order to consummate the transactions contemplated by this Agreement; provided, that in connection therewith, neither the Company nor any of its Subsidiaries shall (a) make any payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or concede anything of value, (b) amend or otherwise modify any such Contract or (c) agree or commit to do any of the foregoing, in each case for the purposes of giving, obtaining or effecting any Third-Party Consents without the prior consent of Authentic.

8.7. Information and Access.

(a) The Company shall (and shall cause its Subsidiaries to), upon reasonable prior written notice (and in any event not less than one Business Days’ notice), during normal business hours, afford Authentic and its Representatives reasonable access from the date of this Agreement and continuing until the earlier of the Effective Time and the termination of this Agreement pursuant to Article XI, to its employees, Representatives, properties, offices and other facilities, Contracts, books and records, in each case, for purposes of consummating the Merger and the other transactions contemplated hereby, and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to Authentic all other information and documents concerning or regarding its businesses, properties and assets and personnel as may reasonably be requested by or on behalf of Authentic for purposes of consummating the Merger and the other transactions contemplated hereby; provided, however, that, subject to compliance with the obligations set forth in Section 8.7(b) neither the Company nor any of its Subsidiaries shall be required to provide such access or furnish such information or documents to the extent doing so would, in the reasonable opinion of the Company, reasonably be expected to result in (i) a violation of applicable Law, (ii) a waiver of the protection of attorney-client privilege or other privilege or trade secret protection or the work product doctrine, (iii) disclosure of such documents or information that are reasonably pertinent to any pending litigation, suit, action or proceeding between the Company and its Affiliates, on the one hand, or Authentic and its Affiliates, on the other hand (but without limiting any rights to discovery in any legal proceeding according to the applicable rules of the forum), (iv) a violation or default under, or acceleration of a third-party right under, any Contract, (v) disclosure of any trade secret of third parties, (vi) disclosure of any information to the extent related to the negotiation and execution of this Agreement or to transactions potentially competing with or alternative to the transactions contemplated by this Agreement or proposals from other third parties relating to any competing or alternative transactions (including Acquisition Proposals) and the actions of the Special Committee or the Company Board (or any other committee thereof) with respect to any of the foregoing, whether prior to or after execution of this Agreement, or (vii) subject to, and without limiting, the requirements of Section 8.2, disclosure of any information related to a Change of Recommendation or the actions of the Special Committee or the Company Board (or any other committee thereof) with respect thereto; provided, further, in the event any of the restrictions in clauses (i) or (v) above shall apply, the Company shall advise Authentic of the subject matter of any such information that cannot be disclosed and shall use its reasonable best efforts to make appropriate alternate disclosure arrangements to the fullest extent practicable. Any such access or investigation by Authentic or its Representatives shall be conducted subject to the Company’s reasonable security measures, policies and insurance requirements, under reasonable supervision of appropriate personnel of the Company and in such a manner as not to unreasonably interfere with the normal business or operations of the Company or its Subsidiaries or otherwise result in any unreasonable burden with respect to the prompt and timely discharge by employees of the Company or its Subsidiaries of their normal duties, and Authentic shall use its commercially reasonable efforts to minimize to the extent reasonably practicable any disruption to the businesses of the Company that may result from any such requests for access and any access pursuant to this Section 8.7 will not include the right to sample soil, sediment, groundwater, surface water, air or building materials or conduct any other environmental sampling or analysis. Nothing in this Section 8.7 will be construed to require the Company or its Subsidiaries or any of their Representatives to prepare any reports, analysis, appraisals, opinions or other information.

(b) In the event that the Company objects to any request submitted pursuant to Section 8.7(a) on the basis of the matters set forth in clauses (i) or (ii) of Section 8.7(a), it must do so by reasonably promptly providing Authentic the reasons therefor, and prior to preventing such access or withholding such information or documents from Authentic and its Representatives, the Company shall cooperate with Authentic and use commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable disclosure that does not suffer from any of the impediments expressly set forth in clauses (i) and (ii) of Section 8.7(a), including through taking such actions and implementing appropriate and mutually agreeable measures to as promptly as practicable permit such access and the furnishing of such information and documents in a manner to remove the basis for the objection, including by arrangement of appropriate “counsel-to-counsel” disclosure, clean room procedures, redaction and other customary procedures, and entry into a customary joint defense agreement.

(c) For the avoidance of doubt, Authentic hereby agrees that all information provided to its, its Subsidiaries or its or their Representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect in accordance with its terms. Notwithstanding anything in the Confidentiality Agreement to the contrary, the term “Representatives” (as defined in the Confidentiality Agreement) shall hereafter be deemed to include any actual or potential financing sources of Authentic, Parent, Merger Sub and their respective Representatives (as defined in the Confidentiality Agreement), including the Debt Financing Sources, without the need for prior written consent of the Company; provided, however, that Authentic shall inform the Company in writing of the identity of any such actual or potential financing sources prior to providing such information and all such parties shall be deemed to be Representatives of Authentic under this Agreement.

8.8. Notification of Certain Matters.

(a) Notification by the Company. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article XI and the Effective Time, the Company will give prompt notice to Authentic upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy, or failure would reasonably be expected to cause any of the conditions to the obligations of Authentic, Parent and Merger Sub to consummate the Merger set forth in Article IX or Article X to fail to be satisfied by the Condition Satisfaction Date or at the Closing, respectively, except that no such notification will affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Authentic, Parent and Merger Sub to consummate the Merger or the remedies available to the Parties under this Agreement.

(b) Notification by Authentic. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article XI and the Effective Time, Authentic or Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Authentic, Parent or Merger Sub, as applicable, in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Authentic, Parent or Merger Sub, as applicable, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Article IX or Article X to fail to be satisfied by the Condition Satisfaction Date or at the Closing, respectively, except that no such notification will affect or be deemed to modify any representation or warranty of Authentic, Parent or Merger Sub, as applicable, set forth in this Agreement or the conditions to the obligations of the Company to consummate the Merger or the remedies available to the Parties under this Agreement.

(c) Impact of Non-Compliance. The Company’s, Authentic’s or Parent’s failure to comply with this Section 8.8 will not be taken into account for purposes of determining whether any conditions set forth in Article IX or Article X to consummate the Merger have been satisfied or whether any termination rights set forth in Article XI are available.

8.9. Publicity. The initial press releases with respect to the transactions contemplated by this Agreement shall be separate press releases by each of the Company and Authentic, the text of each of which has been agreed to by each of Authentic and the Company. The Company and Authentic shall consult with each other, provide each other with a reasonable opportunity for review and give due consideration to reasonable comments by each other, prior to issuing any other press releases or otherwise making public statements, disclosures or communications with respect to the transactions contemplated by this Agreement and shall not issue any such press release or otherwise make such public statements, disclosures or communications prior to such consultation except as may be required or rendered impractical by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange, interdealer quotation service or NYSE or with respect to any Change of Recommendation made in accordance with this Agreement or Authentic’s responses thereto, in which case the issuing party shall use reasonable best efforts to consult with the other party before issuing any press release or making any such public statement. Notwithstanding the foregoing or the terms of the Confidentiality Agreement, each of the Company and Authentic may make any public statements, disclosures or communications in response to inquiries from the press, analysts, investors, customers or suppliers or via industry conferences or analyst or investor conference calls, so long as such statements, disclosures or communications are not inconsistent in tone and substance with public statements, disclosures or communications previously made by the Company or Authentic. Notwithstanding the foregoing, (a) Authentic and its respective Affiliates may, without such consultation or consent, make disclosures and communications

(i) to equityholders and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, and (ii) on such Person’s website in the Ordinary Course of Business so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the parties hereto (or individually) in accordance with this Section 8.9 and are filed with the SEC as required by Law, and (b) the Company and its Affiliates may, without such consultation or consent, make disclosures and communications in filings with the SEC in the Ordinary Course of Business so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the parties hereto (or individually) in accordance with this Section 8.9.

8.10. Employee Benefits

(a) Parent shall provide, or shall cause to be provided, to the Continuing Employees who remain employed by Parent or one of its Subsidiaries, during the period commencing at the Effective Time and ending on the one-year anniversary of the Effective Time, (i) annual base salary or base wages, and target annual cash bonus opportunities, employee benefits, including pension and welfare benefits (excluding equity awards and long-term incentive opportunities), and severance benefits that, in each case, are no less favorable than those provided to such Continuing Employees immediately prior to the Effective Time; provided, however, that the requirements of this Section 8.10(a) shall not apply to the Continuing Employees, if any, who are covered by a collective bargaining agreement.

(b) Parent shall use commercially reasonable efforts to (i) cause any pre-existing and actively at work conditions or limitations and eligibility and participation waiting periods under any group health plans or other welfare benefit plans, programs and arrangements maintained, sponsored or contributed to by Parent or any of its Subsidiaries in which Continuing Employee may participate after the Effective Time to be waived with respect to the Continuing Employees and their eligible spouse, dependents and beneficiaries and (ii) give each Continuing Employee and their eligible spouse, dependents and beneficiaries credit for the plan year in which they first participate in any Parent Benefit Plans that are group health plans or other welfare benefit plans, programs and arrangements maintained, sponsored or contributed to towards applicable deductibles, co-payments, and annual out-of-pocket limits for medical expenses incurred prior to their participation for which payment has been made. Parent shall give, or cause to be given to, each Continuing Employee service credit for such Continuing Employee’s employment with the Company and its Subsidiaries that is no less than that to which such Continuing Employee was entitled before the Effective Time, for purposes of vesting, benefit accrual and eligibility to participate under each applicable Parent Benefit Plan (including without limitation for purposes of level of vacation, paid time-off and severance to which the Continuing Employee may be entitled), as if such service had been performed with Parent, except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits.

(c) Prior to making any broad-based written or formal oral communications to the employees (including any officers) of the Company or any of its Subsidiaries pertaining to compensation or benefit matters that are affected by the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall cooperate in providing any such mutually agreeable communication.

(d) Nothing set forth in this Agreement is intended to (i) be treated as an amendment of any particular Company Benefit Plan or Parent Benefit Plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Company Benefit Plan or Parent Benefit Plan in accordance with their terms and applicable Law, (iii) prevent Parent, the Surviving Corporation or any of their Affiliates, after the Effective Time, from terminating the employment of any Continuing Employee, or (iv) without limiting the generality of Section 12.8, create any third-party beneficiary rights in any Continuing Employee, any spouse, beneficiary or dependent thereof or any other Person, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment or benefits that may be provided to any Continuing Employee or any such other Person under any Company Benefit Plan, Parent Benefit Plan or otherwise by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan which Parent, the Surviving Corporation or any of their Affiliates may maintain.

8.11. Indemnification; Directors’ and Officers’ Insurance.

(a) From and after the Effective Time, Authentic, Parent and IPCo Holdings shall, and shall cause the Surviving Corporation to, in each case to the fullest extent that the Company would have been permitted under the Company’s Organizational Documents and applicable Law in effect as of the date of this Agreement, (i) indemnify, defend and hold harmless the Indemnified Parties (acting in their capacities as such or as employees or agents of the Company or any Subsidiary thereof) against any reasonable and documented costs or expenses (including reasonable and documented attorneys’ fees), judgments, fines, losses, claims, damages, amounts paid in settlement, penalties or liabilities incurred in connection with, arising out of or otherwise related to any actual or threatened Proceeding arising out of, related to or in connection with matters existing or any action or omission occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matter relating to the Merger and the other transactions contemplated by this Agreement and the process leading thereto, the Phase I Restructuring and the Pre-Closing Restructuring, and any Proceeding relating in whole or in part to the enforcement of this Section 8.11 or any other indemnification or advancement right of any Indemnified Party), and (ii) advance reasonable, documented out-of-pocket expenses as incurred in connection with any such Proceeding, including in connection with the enforcement of this Section 8.11 or any other indemnification or advancement right of any Indemnified Party (upon receipt from such Indemnified Party of a request therefor, accompanied by invoices or other relevant documentation); provided that, solely to the extent required by Law, any Person to whom expenses are so advanced provides an undertaking to repay such advances if it is ultimately determined by final adjudication by the Chosen Courts that such Person is not entitled to be indemnified in connection with such Proceeding as authorized by the DGCL. During the Tail Period, Authentic, Parent and IPCo Holdings shall cause the Surviving Corporation to maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Company’s and any of its Subsidiary’s Organizational Documents in effect as of the date hereof, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were Indemnified Parties; provided, further, that all rights to indemnification and advancement in respect of any Proceeding pending or asserted or any claim made within such period shall continue until the disposition of such Proceeding or resolution of such claim. Authentic, Parent, IPCo Holdings and the Surviving Corporation and their respective Affiliates will cooperate with each applicable Indemnified Party in the defense of any applicable Proceeding and none of Authentic, Parent, IPCo Holdings the Surviving Corporation or their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Proceeding for which indemnification may be sought by an Indemnified Party pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Parties from all liability arising out of such Proceeding (and no Indemnified Party will be liable to Authentic, Parent, IPCo Holdings, the Surviving Corporation or their respective Affiliates for any settlement effected without his or her prior written consent).

(b) Prior to the Effective Time, the Company shall use commercially reasonable efforts to obtain and fully pay the premium for “tail” insurance policies for the extension of the directors’ and officers’ liability and fiduciary coverage of the Company’s existing directors’ and officers’ insurance policies (“D&O Insurance”), in each case for claims reporting or discovery period of the Tail Period with respect to any claim related to matters existing or occurring at or prior to the Effective Time (including covering the Merger and the other transactions contemplated by this Agreement and the process leading thereto) from the Company’s D&O Insurance carrier as of the date of this Agreement or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies, and Authentic, Parent and IPCo Holdings will cause such “tail” insurance policy to be maintained in full force and effect for the duration of the Tail Period; provided, however, that in no event shall the premium amount for such policies exceeds 300% of the current aggregate annual premium paid by the Company in respect of such coverage; provided, further, that in the event the annual premium of such insurance exceed such amount, the Company may obtain as much coverage as is possible for amounts not to exceed such maximum annual amount in aggregate annual premiums; provided, further, that the Company shall reasonably cooperate and consult with Authentic, Parent and IPCo Holdings prior to the purchase of any such tail policy. The Company shall give Authentic, Parent and IPCo Holdings a reasonable opportunity to participate in the selection of such “tail” insurance policy and the Company shall give reasonable and good faith consideration to any comments made by Authentic, Parent and IPCo Holdings with respect thereto. If the Company for any reason fails to obtain or Authentic for any reason fails to cause to be obtained such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Authentic, Parent and IPCo Holdings shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with the Company’s D&O Insurance carrier as of the date of this Agreement or with or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Authentic, Parent and IPCo Holdings shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date of this Agreement and from an insurance carrier with the same or better credit rating as the Company’s D&O Insurance carrier as of the date of this Agreement, in each case providing coverage with respect to any matters existing or occurring at or prior to the Effective Time (including covering the Merger, the other transactions contemplated hereby and the process leading thereto).

(c) If Authentic, Parent, IPCo Holdings or the Surviving Corporation or any of their respective legal successors or permitted assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger, (ii) shall transfer or convey all or substantially all of its properties and assets to any Person or (iii) shall wind up or dissolve, then, and in each such case and as a condition thereto, proper provisions shall be made so that the legal successors and permitted assigns of Authentic, Parent, IPCo Holdings or the Surviving Corporation shall assume all the obligations set forth in this Section 8.11.

(d) The provisions of this Section 8.11 are intended to be for the benefit of, and from and after the Effective Time shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives, who shall be third-party beneficiaries of this Section 8.11. The rights of each Indemnified Party under this Section 8.11 shall be in addition to, and not in substitution for, any other rights such individual may have under the Laws of the State of Delaware, any applicable indemnification agreement to which such Person is a party or the Company’s Organizational Documents, and Authentic, Parent and IPCo Holdings acknowledge and agree that all rights to indemnification, advancement of expenses and exculpation from liabilities now existing in favor of any Indemnified Party for actions or omissions occurring at or prior to the Effective Time shall continue in full force and effect in accordance with their terms.

8.12. Financing Cooperation.

(a) From the date of this Agreement and continuing until the earlier of the Closing and the termination of this Agreement pursuant to Article XI, the Company shall use commercially reasonable efforts to, and shall cause its Subsidiaries and its and their respective Representatives to, use commercially reasonable efforts to provide such cooperation and information as is customary in connection with the arrangement of debt financing for transactions that are substantially similar to the transactions contemplated by this Agreement and as may be reasonably requested by Authentic in writing, to assist Authentic in connection with arranging, obtaining and consummating any Debt Financing, including:

(i) assist Authentic in its preparation and execution (solely by directors and officers of the Company and its Subsidiaries who will continue in such roles (or similarly situated roles) following the Closing)

of any credit agreement, guarantees, security agreements, closing certificates (including solvency certificates) and other certificates, resolutions, letters and documents, in each case, subject to the occurrence of the Closing;

(ii) (A) facilitate the pledging of collateral, effective no earlier than the Closing, including using commercially reasonable efforts to facilitate the delivery to any Debt Financing Source following the Closing of all certificates representing outstanding equity interests of the Company and its Subsidiaries requested by Authentic to be delivered to such Debt Financing Source and (B) take all reasonable actions that are necessary and customary to facilitate the release of all Encumbrances securing Existing Indebtedness which is being repaid at Closing;

(iii) reasonably cooperate with the external and internal counsel of Authentic and any Debt Financing Sources in connection with providing back-up certificates and factual information related to any legal opinion that such counsel may be required to deliver in connection with any Debt Financing and using commercially reasonable efforts to cause the local and internal counsel of the Company and its Subsidiaries to provide assistance to Authentic;

(iv) furnish to Authentic and any Debt Financing Sources, at least five Business Days prior to the Closing Date (to the extent requested at least seven Business Days prior to the Closing Date), all documentation and other information about the Company and its Subsidiaries requested by Authentic for purposes of satisfying requirements of bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations (including, without limitation, the PATRIOT Act and, if applicable, the Beneficial Ownership Regulation); and

(v) take all corporate actions (solely by directors and officers of the Company and its Subsidiaries who will continue in such roles (or similarly situated roles) following the Closing), subject to the occurrence of the Closing, reasonably requested by Authentic to permit the consummation of any Debt Financing and the proceeds thereof to be made available on the Closing Date.

(b) The foregoing notwithstanding, none of the Company nor any of its Affiliates shall be required to take or permit the taking of any action that would reasonably be expected to (i) require the Company or its Subsidiaries or any of their respective Affiliates or any persons who are officers or directors of such entities to pass resolutions or consents to approve or authorize the execution of any Debt Financing or enter into, execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, (ii) cause any representation or warranty in this Agreement to be breached by the Company or any of its Affiliates or require any waiver or amendment of any terms of this Agreement, (iii) require the Company or any of its Affiliates to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with any Debt Financing prior to the Closing or otherwise incur any obligation under any agreement, certificate, document or instrument (except to the extent the effectiveness of such obligation under such agreement, certificate, document or instrument is subject to and conditioned upon the occurrence of Closing), (iv) cause any director, officer, employee or stockholder of the Company or any of its Affiliates to incur any personal liability, (v) conflict with the documentation governing the Existing Indebtedness, the Organizational Documents of the Company or any of its Affiliates or any Laws, (vi) result in a material violation or breach of, or a default (with or without notice, lapse of time, or both) under, any Contract to which the Company or any of its Affiliates is a party, (vii) provide access to or disclose information that the Company or any of its Affiliates reasonably determines would jeopardize any attorney-client privilege or other applicable privilege or protection of the Company or any of its Affiliates, (viii) require the delivery of any opinion of counsel or accountants’ cold comfort letters or reliance letters, (ix) require the Company to prepare or deliver any financial statements or information that are not available to it and prepared in the ordinary course of its financial reporting practice or any Excluded Information, or (x) unreasonably interfere with the conduct of the business of the Company and its Affiliates or create unreasonable risk of damage or destruction to any property or assets of the Company and its Affiliates. Nothing contained in this Agreement shall require the Company or any of its Affiliates, prior to the Closing, to be an issuer or other obligor with respect to any Debt Financing.

(c) Promptly upon the request of the Company and no later than the earlier of (i) the Closing and (ii) the valid termination of this Agreement in accordance with Article XI, Authentic will reimburse the Company for any reasonable and documented out-of-pocket costs and expenses (including documented and reasonable attorneys’ fees) incurred by the Company and its Subsidiaries in connection with the cooperation contemplated by this Section 8.12 (other than in respect of the preparation of any financial statements or data that would be prepared by the Company, its Subsidiaries, or any of their respective Representatives notwithstanding this Section 8.12).

(d) The Company, its Subsidiaries and their respective Representatives (collectively, the “Financing Indemnified Parties”) will be indemnified and held harmless by Authentic from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with any cooperation provided pursuant to this Section 8.12 or the provision of information utilized in connection therewith; in each case, except to the extent arising from the gross negligence, willful misconduct or Fraud of the Financing Indemnified Parties (as determined in a final, nonappealable judgment of a court of competent jurisdiction).

(e) Authentic and Parent acknowledge and agree that obtaining any Debt Financing is not a condition to the Closing. If any Debt Financing has not been obtained, Authentic and Parent will continue to be obligated, until such time as this Agreement is terminated in accordance with its terms pursuant to Article XI and subject to the waiver or fulfillment of the conditions set forth herein, to complete the transactions contemplated by this Agreement.

(f) Notwithstanding anything to the contrary in this Agreement, the parties hereto agree that the condition set forth in Section 9.2(b), as it applies to the Company’s obligations under this Section 8.12, shall be deemed satisfied unless the failure of such condition to be satisfied was caused by the knowing and willful material breach by the Company of its obligations under this Section 8.12.

8.13. Takeover Statutes. Subject to the representations of Parent and Merger Sub set forth in Section 6.7 being true and correct and the representations of Authentic set forth in Section 7.6 being true and correct, if the restrictions of any Takeover Statute are, become, or are deemed applicable to the transactions contemplated by this Agreement, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee shall take such action as is within their power to eliminate or minimize the effects of any such restrictions.

8.14. Transaction Litigation. In the event that any stockholder litigation related to this Agreement, the Merger or the transactions contemplated by this Agreement or alternative transactions contemplated by the Company, the Company Board or the Special Committee is brought against the Company or any Indemnified Party or other Representatives from and following the date of this Agreement and prior to the Effective Time (such litigation, other than any Proceeding in connection with, arising out of or otherwise related to a demand for appraisal under Section 262 of the DGCL, which shall be governed by Section 4.2(f), “Transaction Litigation”), (a) the Company shall promptly notify Authentic thereof (and, in any event within two Business Days of becoming aware thereof) and keep Authentic reasonably informed with respect to the status thereof, (b) the Company shall give Authentic a reasonable opportunity to participate in the defense (at its sole cost and subject to a joint defense agreement) of any Transaction Litigation; provided that the Company shall direct and control such defense, and Authentic shall not direct or control such defense, (c) the Company and Authentic shall timely and mutually consult with each other with respect to the defense or settlement of any Transaction Litigation, (d) the Company and Authentic shall mutually consider in good faith each other party’s advice and recommendations with respect to such Transaction Litigation, in each case only to the extent that attorney-client privilege between each party and its counsel is not jeopardized, and (e) the Company shall not settle or agree to settle any Transaction Litigation without the prior written consent of Authentic. After the Effective Time, none of Authentic, Parent or the Surviving Corporation (or any of their respective Affiliates) shall settle any Transaction Litigation that includes an admission of liability or wrongdoing on the part of, or imposes any monetary or non-monetary remedy or relief against, any of the Indemnified Parties without such Indemnified Party’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) and such Indemnified Parties shall, from and after the Effective Time, be third-party beneficiaries of this sentence.

8.15. Section 16 Matters. Prior to the Effective Time, the Company Board, or a duly authorized committee of non-employee directors thereof, will adopt a resolution consistent with the interpretive guidance of the SEC so that the disposition by any officer or director of the Company who is a covered Person of the Company for purposes of Section 16 of the Exchange Act of Shares and Company Equity Awards pursuant to this Agreement and the Merger will be an exempt transaction under Rule 16b-3 under the Exchange Act, to the extent permitted by applicable Law.

8.16. Delisting and Deregistration. Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary or advisable on its part under applicable Law, including, for the avoidance of doubt, the rules and policies of NYSE, to enable the delisting by the Surviving Corporation of the Shares from NYSE and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.

8.17. Convertible Notes; Convertible Hedge Call Options; Convertible Hedge Warrants.

(a) On the Closing Date, Authentic, Parent, Merger Sub and the Company shall, as and to the extent required by the Convertible Notes Indenture or the Convertible Notes, execute, and use reasonable best efforts to cause the trustee to execute, any supplemental indenture(s) required by the Convertible Notes Indenture and deliver any certificates and other documents required by the Convertible Notes Indenture to be delivered by such persons in connection with such supplemental indenture(s). Prior to the Effective Time, the Company, Authentic and Parent shall use commercially reasonable efforts to deliver all notices, cause the delivery of all opinions of counsel, and take all other actions, in each case as required under the terms of the Convertible Notes or the Convertible Notes Indenture (or in each case as required by applicable Law with respect to the Convertible Notes or the Convertible Notes Indenture), including, without limitation, the giving of any notices that may be required thereunder in connection with the Merger, including with respect to the rights of any holder of the Convertible Notes to cause any repurchases or conversions of the Convertible Notes occurring as a result of or in connection with the Merger, and the Company will provide copies of substantially complete drafts of such notice or other document to Authentic and Parent a reasonable time (and in any event at least two Business Days) prior to delivering any such notice or other document and shall reasonably consider all comments provided by Authentic and Parent with respect thereto. After the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, comply with its obligations (including any conversion or repurchase obligations) under the Convertible Notes Indentures and the Convertible Notes. For the avoidance of doubt, the transactions contemplated by this Agreement, wherever referred to in this Agreement (other than as set forth in Section 7.9 (Sufficiency of Funds)), shall be deemed to include effecting any repurchases or conversions and taking all other actions required under the terms of the Convertible Notes and the Convertible Notes Indentures. Notwithstanding anything to the contrary in this Section 8.17(a), nothing herein shall require the Company to make any payment with respect to the Convertible Notes in connection with the Merger (including in connection with the settlement of any conversion obligations), prior to the occurrence of the Effective Time. Notwithstanding anything to the contrary in this Agreement, prior to the Effective Time, the Company may make any settlement election with respect to any Conversion Date (as defined in the Convertible Notes Indenture) under the Convertible Notes Indenture and settle conversions or effect redemption of the Convertible Notes pursuant to the terms of the Convertible Notes Indenture.

(b) Prior to the Effective Time, the Company shall use its reasonable best efforts to (i) take actions reasonably requested by Authentic or Parent in connection with making elections under, amending, negotiating adjustments, obtaining waivers or unwinding or otherwise settling the Convertible Hedge Call Options and the Convertible Hedge Warrants effective as of, at or after the Effective Time, (ii) promptly advise Authentic and Parent of any notices or other communications with the counterparties to the Convertible Hedge Call Options and

Convertible Hedge Warrants in respect of any settlement or termination thereof or adjustment thereto (including notices of adjustments received by the Company arising out of an Announcement Event (as defined in the Convertible Hedge Warrants Documentation)), and (iii) cooperate with Authentic and Parent with respect to its efforts to settle, terminate or amend the Convertible Hedge Call Options Documentation and Convertible Hedge Warrants Documentation effective as of, at or after the Effective Time and the negotiation of any termination or settlement payment or valuation related thereto or the negotiation of any amendment thereto, as applicable; provided that the Company shall not agree to amend, modify or supplement the terms relating to, or agree to any amount due upon, the termination or settlement thereof without the prior written consent of Authentic and Parent, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, nothing in this Section 8.17(b) shall require the Company to (x) pay any fees, incur or reimburse any costs or expenses, or make any payment in connection with any Convertible Hedge Call Options or Convertible Hedge Warrants prior to the occurrence of the Effective Time (other than to the extent expressly required under such Convertible Hedge Call Options or Convertible Hedge Warrants), (y) enter into or effect any settlement, termination, instrument or agreement, or agree to any settlement, termination or any other change or modification to any instrument or agreement, in each case with respect to any Convertible Hedge Call Options or Convertible Hedge Warrants, that is effective prior to the occurrence of the Effective Time, or (z) refrain from delivering, or delay the delivery of, any document required by the terms of the Convertible Hedge Call Options Documentation or Convertible Hedge Warrants Documentation (it being understood that to the extent reasonably practicable the Company will provide Authentic and Parent with prior notice of any such delivery with an opportunity to comment on the relevant document).

8.18. Debt Payoff Documents. Subject to the terms set forth in Section 8.18 of the Company Disclosure Schedule, on or prior to the Condition Satisfaction Date, the Company shall deliver to Authentic in escrow executed copies of the Debt Payoff Documents, in each case, substantially final drafts of which shall be delivered no later than three Business Days prior to the Condition Satisfaction Date and the executed copies of which shall be delivered no later than one Business Day prior to the Closing, in each case, unless the Debt Payoff (or a portion thereof) is waived in writing by Authentic (in its absolute sole discretion) prior to the Condition Satisfaction Date.

8.19. FIRPTA Certificate. At the Condition Satisfaction Date, the Company shall deliver to Authentic (a) a duly executed certification of the Company, prepared in accordance with Treasury Regulations Sections 1.897-2(g) and (h) and 1.1445-2(c), dated as of the Closing Date, certifying that no interest in the Company is a “United States real property interest” within the meaning of Section 897(c) of the Code, and (b) a form of notice to the IRS prepared in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2). The Company hereby authorizes Authentic to deliver such certificate and notice to the IRS on behalf of the Company upon the Closing; provided that the only consequence of the failure to provide the certificates set forth in this Section 8.19 is for the parties set forth in Section 4.2(g) to withhold Tax as set forth in Section 4.2(g).

8.20. Termination of Certain Agreements. Effective at the Closing, the Company shall terminate the agreements set forth on Section 8.20 of the Company Disclosure Schedule without any party having any continuing obligations or liabilities.

8.21. Tax Ruling Cooperation. Authentic shall have the right to direct the Company and its Subsidiaries to seek Tax rulings from or agreements with Governmental Entities as to tax matters relating to the Pre-Closing Restructuring Plan. Such Tax rulings and agreements shall be prepared by Authentic, and without limitation of its obligations under Section 8.7, the Company shall provide all information reasonably requested by Authentic in connection therewith. Authentic shall use reasonable best efforts to provide drafts of any ruling submissions to the Company at least ten (10) days prior to the date on which such ruling submission is proposed to be submitted, and Authentic shall consider in good faith any written comments provided by the Company in the five (5) days after its receipt. The Company and its Subsidiaries shall execute and file each such ruling submission or agreement or, at the option of Authentic, execute a power of attorney to permit Authentic to file such ruling submission or agreement, and in either case shall take such other actions reasonably requested by Authentic. Notwithstanding anything to the contrary in this Section 8.21, the Company shall not be obligated to take any action described in this Section 8.21 if such ruling or agreement (i) is reasonably expected to be binding upon the Company and its Subsidiaries prior to the Condition Satisfaction Date, (ii) is reasonably expected to adversely affect the Company and its Subsidiaries if the Condition Satisfaction Date were not to occur and (iii) cannot be revoked or rescinded after it is issued by the applicable Governmental Entity without material cost or expense. The Company shall be deemed to be in compliance with its obligations under this Section 8.21 if it has made all reasonable best efforts to fulfill such obligations and is not in Willful and Material Breach of such obligations.

8.22. 228 Consent. Immediately following execution of this Agreement, Parent, as sole stockholder of Merger Sub, shall duly execute and deliver to the Company a stockholder consent adopting this Agreement pursuant to Section 228 of the DGCL (the “228 Consent”)

ARTICLE IX

CONDITIONS TO EFFECT THE PRE-CLOSING RESTRUCTURING

9.1. Conditions to Each Party’s Obligation to Effect the Pre-Closing Restructuring. The respective obligations of each Party to effect the Pre-Closing Restructuring is subject to the satisfaction or, to the extent permitted by applicable Law, waiver, of each of the following conditions:

(a) Company Stockholder Approval. The Requisite Company Vote shall have been obtained.

(b) Regulatory Approvals. All waiting periods (and any extensions thereof) applicable to the consummation of the transactions contemplated by this Agreement under the HSR Act, and any commitment to, or agreement with, any Governmental Entity to delay the consummation of, or not to consummate before a certain date, the transactions contemplated by this Agreement, shall have expired or been terminated, and all approvals, clearances, consents and authorizations set forth on Schedule 9.1(b) (all of the consents, clearances, approvals, expirations, terminations, Orders and authorizations described in this Section 9.1(b), the “Required Regulatory Approvals”) shall have been obtained and shall remain in full force and effect.

(c) No Legal Prohibition. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) that is in effect and enjoins, prohibits, makes unlawful or prevents the consummation of the transactions contemplated by this Agreement.

9.2. Conditions to Authentic’s, Parent’s and Merger Sub’s Obligation to Effect the Pre-Closing Restructuring. The obligations of Authentic, Parent and Merger Sub to effect the Pre-Closing Restructuring are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Authentic of the following additional conditions:

(a) Representations and Warranties. Each of the representations and warranties set forth in: (i) Section 5.10(b) (Absence of Certain Changes) shall be true and correct as of the Condition Satisfaction Date; (ii) Section 5.2 (Capital Structure) shall be true and correct as of the Condition Satisfaction Date, in each case, except for de minimis inaccuracies, as though made as of the Condition Satisfaction Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time); (iii) Section 5.1(a) (Organization, Good Standing and Qualification), Section 5.3 (Corporate Authority; Approval and Fairness), Section 5.22 (Title to and Sufficiency of Company IPCo Assets), Section 5.23 (Takeover Statute) and Section 5.24 (Brokers and Finders), without giving effect to any “materiality” or “Material Adverse Effect” qualifiers or qualifiers of similar import set forth therein, shall be true and correct in all material respects as of the Condition Satisfaction Date as though made as of the Condition Satisfaction Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time); and (iv) Article V (other than those set forth in the foregoing clauses (i), (ii) and (iii) of this Section 9.2(a)), without giving effect to any “materiality” or “Material Adverse Effect” qualifiers or qualifiers of similar import set forth therein, shall be true and correct as of the Condition Satisfaction Date as though made as of the Condition Satisfaction Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failure of any such representation and warranty to be so true and correct that would not result in a Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects each of its obligations required to be performed by it under this Agreement at or prior to the Condition Satisfaction Date (provided, that with respect to covenants and agreements that are qualified by materiality, the Company shall have performed such covenants and agreements, as so qualified, in all respects).

(c) No Material Adverse Effect. Since the date of this Agreement and through the Condition Satisfaction Date, there shall not have occurred any Material Adverse Effect and which is continuing.

(d) Company Certificate as of the Condition Satisfaction Date. Authentic shall have received on the Condition Satisfaction Date and prior to the consummation of the Parent Equity Transfer a certificate duly executed on behalf of the Company by an executive officer of the Company certifying that the conditions set forth in Section 9.2(a), Section 9.2(b) and Section 9.2(c) have been satisfied.

9.3. Conditions to the Company’s Obligation to Effect the Pre-Closing Restructuring. The obligation of the Company to effect the Pre-Closing Restructuring is also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by the Company of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of Authentic, Parent and Merger Sub set forth in this Agreement (other than the representations and warranties set forth in Section 6.9 (Solvency)), without giving effect to any “materiality” qualifiers or qualifiers of similar import set forth therein, shall be true and correct as of the Condition Satisfaction Date, in each case as though made as of the Condition Satisfaction Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), in each case, except for any failure of any such representations and warranties to be so true and correct that would not have a Parent Material Adverse Effect or an Authentic Material Adverse Effect.

(b) Performance of Obligations of Authentic, Parent and Merger Sub. Authentic, Parent and Merger Sub shall have performed in all material respects each of its obligations required to be performed by it under this Agreement, at or prior to the Condition Satisfaction Date (provided, that with respect to covenants and agreements that are qualified by materiality, Authentic, Parent or Merger Sub, as applicable, shall have performed such covenants and agreements, as so qualified, in all respects).

(c) Authentic Certificate as of the Condition Satisfaction Date. The Company shall have received on the Condition Satisfaction Date and prior to the consummation of the Parent Equity Transfer a certificate duly executed on behalf of Authentic by an executive officer of Authentic certifying that the conditions set forth in Section 9.3(a) and Section 9.3(b), each with respect to Authentic, Parent and Merger Sub, have been satisfied as of the Condition Satisfaction Date.

ARTICLE X

CONDITIONS TO EFFECT THE CLOSING

10.1. Conditions to Each Party’s Obligation to Effect the Closing. The respective obligations of each Party to effect the Closing is subject to the satisfaction or, to the extent permitted by applicable Law, waiver at or prior to the Closing of each of the following conditions:

(a) Regulatory Approvals. All Required Regulatory Approvals shall have been obtained and shall remain in full force and effect.

(b) No Legal Prohibition. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) that is in effect and enjoins, prohibits, makes unlawful or prevents the consummation of the transactions contemplated by this Agreement.

10.2. Conditions to Authentic’s, Parent’s and Merger Sub’s Obligation to Effect the Closing. The obligations of Authentic (and, with respect to clause (b), Parent and Merger Sub) to effect the Closing are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Authentic (and, with respect to clause (b) only, Parent and Merger Sub) at or prior to the Closing of the following additional conditions:

(a) Performance of Obligations of the Company. The Company shall have performed in all material respects each of its obligations required to be performed by it under this Agreement from and after the Condition Satisfaction Date until the Closing (provided, that with respect to covenants and agreements that are qualified by materiality, the Company shall have performed such covenants and agreements, as so qualified, in all respects).

(b) Pre-Closing Restructuring. The Phase I Restructuring and the Pre-Closing Restructuring (including the Parent Equity Transfer) shall have been consummated in all material respects as set forth on Exhibit B (as such Exhibit B may be modified from time to time in accordance with the terms of this Agreement).

(c) Representations and Warranties. Each of the representations and warranties set forth in Section 5.2 (Capital Structure) shall be true and correct as of the Closing, in each case, except for de minimis inaccuracies, as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time).

(d) Company Certificate as of the Closing. Authentic shall have received at the Closing a certificate duly executed on behalf of the Company by an executive officer of the Company certifying that the condition set forth in Section 10.2(a) has been satisfied.

10.3. Conditions to the Company’s Obligation to Effect the Closing. The obligation of the Company to effect the Closing is also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by the Company at or prior to the Closing of the following additional conditions:

(a) Performance of Obligations of Authentic, Parent and Merger Sub. Each of Authentic, Parent and Merger Sub shall have performed in all material respects each of its obligations required to be performed by it under this Agreement from and after the Condition Satisfaction Date until the Closing (provided, that with respect to covenants and agreements that are qualified by materiality, Authentic, Parent and Merger Sub shall have performed such covenants and agreements, as so qualified, in all respects).

(b) Representations and Warranties of Parent and Merger Sub. The representations and warranties of Parent and Merger Sub set forth in Section 6.9 (Solvency), without giving effect to any “materiality” qualifiers or qualifiers of similar import set forth therein, shall be true and correct as of the Closing, as though made as of the Closing (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), in each case, except for any failure of any such representations and warranties to be so true and correct that would not have a Parent Material Adverse Effect.

(c) Authentic Certificate as of the Closing. The Company shall have received at the Closing a certificate duly executed on behalf of Authentic by an executive officer of Authentic certifying that the condition set forth in Section 10.3(a), with respect to Authentic, has been satisfied as of the Closing and that the Parent Equity Transfer has been consummated pursuant to Section 2.1.

(d) Parent Certificate as of the Closing. The Company shall have received at the Closing a certificate duly executed on behalf of Parent and Merger Sub by an executive officer of each of Parent and Merger Sub certifying that the condition set forth in Section 10.3(a) and Section 10.3(b), with respect to Parent and Merger Sub, has been satisfied as of the Closing and that the Parent Equity Transfer has been consummated pursuant to Section 2.1.

ARTICLE XI

TERMINATION

11.1. Termination by Mutual Written Consent. Subject to the other provisions of this Article XI, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, whether before or after the Requisite Company Vote has been obtained, by the mutual written consent of the Company (acting with the prior approval of the Special Committee) and Authentic.

11.2. Termination by Either the Company or Authentic. Subject to the other provisions of this Article XI, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by either the Company or Authentic if:

(a) the transactions contemplated by this Agreement shall not have been consummated by 5:00 p.m. (New York time) on August 20, 2026 or such other date and time as agreed to in writing by the Company and Authentic (the “Outside Date”), whether before or after the Requisite Company Vote has been obtained; provided, however, that the right to terminate this Agreement pursuant to this Section 11.2(a) shall not be available to either the Company or Authentic, respectively, if such Party has breached any representation, warranty, covenant or agreement set forth in this Agreement and such breach shall have proximately caused the failure of the Closing to occur on or prior to the Outside Date (for the purposes of this Section 11.2(a), any breach by Parent or Merger Sub prior to the Parent Equity Transfer Effective Time or any breach by the Rolling Stockholders of their obligations under any Transaction Document which shall have proximately caused the failure of the Closing to occur on or prior to the Outside Date shall be deemed a breach by Authentic solely for purposes of determining termination rights under this Section 11.2(a));

(b) the Requisite Company Vote shall not have been obtained at the Company Stockholders Meeting (as it may be postponed, recessed or adjourned in accordance with this Agreement); or

(c) any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order that is in effect and permanently enjoins, prohibits, makes unlawful or permanently prevents the consummation of the transactions contemplated by this Agreement and such Law or Order shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 11.2(c) shall not be available to the Company or Authentic, respectively, if such Party has breached any representation, warranty, covenant or agreement set forth in this Agreement and such breach shall have proximately caused the occurrence of such final and non-appealable Law or Order (for the purposes of this Section 11.2(c), any breach by Parent or Merger Sub prior to the Parent Equity Transfer Effective Time or any breach by the Rolling Stockholders of their obligations under any Transaction Document which shall have proximately caused the occurrence of such final and non-appealable Law or Order shall be deemed a breach by Authentic solely for purposes of determining termination rights under Section 11.2(c)).

11.3. Termination by the Company. Subject to the other provisions of this Article XI, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by the Company:

(a) if there has been a breach of any representation, warranty, covenant or agreement made by Authentic, Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Authentic, Parent or Merger Sub shall have become untrue or incorrect following the date of this Agreement, in either case such that the conditions in Section 9.3(a) or Section 9.3(b) would not as of the Condition Satisfaction Date or the condition in Section 10.2(a) would not as of the Closing, be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured prior to the earlier of (i) thirty days after the giving of written notice of such breach or failure by the Company to Authentic and Parent and (ii) three Business Days prior to the Outside Date); provided that the right to terminate this Agreement pursuant to this Section 11.3(a) shall not be available to the Company if it has breached any representation, warranty, covenant or agreement set forth in this Agreement and such breach shall have proximately caused the occurrence of the failure of a condition to the Closing to occur; or

(b) in order for the Company Board (acting on the recommendation of the Special Committee) or the Special Committee to cause or permit the Company or any of the Company’s Subsidiaries to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, in each case, so long as the Company has complied with the obligations contemplated by Section 8.2(d)(iii) and the Company pays or causes to be paid to Authentic the Termination Fee by wire transfer of immediately available funds in accordance with Section 11.5(c)(ii).

11.4. Termination by Authentic. Subject to the other provisions of this Article XI, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by Authentic:

(a) if there has been a breach of any representation, warranty, covenant or agreement made by the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue or incorrect following the date of this Agreement, in either case such that the conditions in Section 9.2(a) or Section 9.2(b) would not as of the Condition Satisfaction Date or the condition in Section 10.2(a) would not as of the Closing be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured prior to the earlier of (i) thirty days after the giving of written notice of such breach or failure by Authentic to the Company and (ii) three Business Days prior to the Outside Date); provided that the right to terminate this Agreement pursuant to this Section 11.4(a) shall not be available to Authentic if (x) Authentic, Parent or Merger Sub (prior to the Parent Equity Transfer Effective Time) has breached any representation, warranty, covenant or agreement set forth in this Agreement or (y) the Rolling Stockholders have breached their obligations under any Transaction Document (and, in the case of clause (x) or (y), such breach shall have proximately caused the occurrence of the failure of a condition to the Closing to occur); or

(b) at any time prior to the time the Requisite Company Vote is obtained, if the Company Board (acting on the recommendation of the Special Committee) or the Special Committee shall have effected a Change of Recommendation.

11.5. Notice of Termination; Effect of Termination.

(a) In the event the Company or Authentic intends to terminate this Agreement pursuant to Section 11.2, Section 11.3 or Section 11.4, as applicable, the Company or Authentic, as applicable, shall give written notice to the other Party specifying the provision or provisions of this Agreement pursuant to which such termination is intended to be effected and the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) In the event this Agreement is terminated pursuant to this Article XI, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or any of its Affiliates or its or their respective Representatives); provided, however, that (i) subject to the terms set forth in Section 11.5(c) and Section 11.5(d), no such termination shall relieve any Party of any liability or damages resulting from any Fraud or Willful and Material Breach prior to such termination of such Party (including, in the case of a breach by Authentic, Parent or Merger Sub, and pursuant to Section 261(a)(1) of the DGCL, damages payable to the Company based on the loss of the premium or right to receive the Per Share Merger Consideration that the stockholders of the Company would have received if the Merger were consummated pursuant to the terms of the Agreement) (“Benefit of the Bargain Damages”); (ii) the provisions set forth in this Section 11.5(b), Section 5.25 (No Other Representations or Warranties; Non-Reliance), Section 6.10 (No Other Representations or Warranties; Non-Reliance), Section 7.10 (No Other Representations or Warranties; Non-Reliance), Section 8.7(c) (Confidentiality), Section 8.12(c)—8.12(d) (Financing Cooperation Reimbursement Obligations), Section 11.5(c) (Termination Fee), Section 11.5(d) (Termination Expenses), Section 11.5(f) (Pre-Closing Restructuring Indemnification and Reimbursement Obligations) and Article XII (Miscellaneous) shall survive any termination of this Agreement; and (iii) the Confidentiality Agreement shall survive any termination of this Agreement in accordance with its terms. For the avoidance of doubt, (x) only the Company (and not its stockholders) may bring an action pursuing liability for such Fraud or Willful and Material Breach by Authentic, Parent or Merger Sub and (y) the Company may retain, without distribution to its stockholders, any Benefit of the Bargain Damages received.

(c) In the event this Agreement is terminated pursuant to this Article XI:

(i) by either the Company or Authentic pursuant to Section 11.2(a) (Outside Date) or Section 11.2(b) (Requisite Company Vote) or by Authentic pursuant to Section 11.4(a) (Company Breach) and in each case (A) after the date hereof, an Acquisition Proposal shall have been made to the Company Board or the Special Committee, the Company or any Subsidiaries of the Company or to the stockholders of the Company or publicly disclosed or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal prior to, and not withdrawn (including publicly if publicly disclosed) at least five Business Days prior to, (1) the date of termination, with respect to any termination pursuant to Section 11.2(a) (Outside Date) or Section 11.4(a) (Company Breach) or (2) the Company Stockholders Meeting (including any postponement, recess or adjournment thereof taken in accordance with this Agreement), with respect to termination pursuant to Section 11.2(b) (Requisite Company Vote) and (B) within twelve months after any such termination, (1) the Company or any of its Subsidiaries shall have entered into an Alternative Acquisition Agreement for such Acquisition Proposal that is subsequently consummated, or (2) such Acquisition Proposal shall have been consummated (with “fifty percent” being substituted in lieu of “twenty percent” in each instance thereof in the definition of “Acquisition Proposal” referenced in the definition of “Alternative Acquisition Agreement” or otherwise for purposes of this Section 11.5(c)(i)(B)), then the Company shall pay or cause to be paid to Authentic the Termination Fee by wire transfer of immediately available funds within three Business Days of the consummation of such Acquisition Proposal;

(ii) by Company pursuant to Section 11.3(b) (Alternative Acquisition Agreement), then the Company shall pay or cause to be paid to Authentic the Termination Fee by wire transfer of immediately available funds prior to or concurrently with the date of such termination; or

(iii) by Authentic pursuant to Section 11.4(b) (Change of Recommendation), then the Company shall pay or cause to be paid to Authentic the Termination Fee by wire transfer of immediately available funds within three Business Days following the date of such termination.

(d) The Parties acknowledge and agree that (i) in no event shall the Company be required to pay the Termination Fee on more than one occasion and (ii) the agreements set forth in this Section 11.5 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the other Parties would not enter into this Agreement, and accordingly, if the Company fails to promptly pay or cause to be paid the Termination Fee if and to the extent the same becomes due and payable by the Company pursuant to this Article XI, and, in order to obtain such amount, Authentic commences a Proceeding that results in a judgment against the Company for the Termination Fee (or any portion thereof), the Company shall pay or cause to be paid to Authentic its costs and expenses (including reasonable and documented attorneys’ fees) actually incurred in connection with such Proceeding, together with compounding interest on the Termination Fee (or any portion thereof), as the case may be, at the annual rate of two percent plus the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date of payment (or such lesser rate as is the maximum permitted by applicable Law). Notwithstanding anything to the contrary in this Agreement, absent Fraud or Willful and Material Breach, Authentic’s right to receive the Termination Fee from the Company, shall, to the extent the Termination Fee is owed, constitute the sole and exclusive remedy of Parent, Merger Sub, Authentic, their respective Affiliates and any of their respective current or former Representatives against the Non-Recourse Parties affiliated with the Company for any breach, loss or damage suffered as a result of or relating to or arising out of this Agreement or any agreement executed in connection herewith or the transactions contemplated hereby or thereby, including for any matters forming the basis for the termination of this Agreement and abandonment of the transactions contemplated hereby or thereby.

(e) Upon the valid termination of this Agreement in accordance with this Article XI (other than due to Section 11.4(a)), Authentic will reimburse the Company for any reasonable and documented out-of-pocket costs and expenses (including documented and reasonable attorneys’ fees) incurred by the Company and its Subsidiaries in connection with the Phase I Restructuring or the Pre-Closing Restructuring. Further, in the event of the valid termination of this Agreement in accordance with this Article XI (other than due to Section 11.4(a)), the Company, its Subsidiaries and their respective Representatives (collectively, the “Pre-Closing Restructuring Indemnified Parties”) will be indemnified and held harmless by Authentic from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable and documented out-of-pocket attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with any action or transaction contemplated by or taken, or refrained from being taken, in connection with the Phase I Restructuring or the Pre-Closing Restructuring, except to the extent arising from the gross negligence, willful misconduct or Fraud of the Pre-Closing Restructuring Indemnified Parties (as determined in a final, nonappealable judgment of a court of competent jurisdiction).

ARTICLE XII

MISCELLANEOUS AND GENERAL

12.1. Survival. Those covenants and agreements set forth in this Agreement that by their terms apply, or that are to be performed in whole or in part, after the Effective Time, shall survive the Effective Time in accordance with their respective terms. All other representations, warranties, covenants and agreements in this Agreement or in any instrument or other document delivered pursuant to this Agreement, including rights in connection with, arising out of or otherwise related to any breach of such representations, warranties, covenants and agreements, shall not survive the Effective Time.

12.2. Notices . All notices and other communications given or made hereunder by one or more Parties to one or more of the other Parties shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (New York time) (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by nationally recognized overnight courier service upon the Party or Parties for whom it is intended or (b) sent by email. Such communications must be sent to the respective Parties at the following street addresses or email addresses (as may be amended, supplemented or modified from time to time in writing) (it being understood that rejection or other refusal to accept or the inability to deliver because of changed street address or email address of which no notice was given in accordance with this Section 12.2 shall be deemed to be receipt of such communication as of the date of such rejection, refusal or inability to deliver):

if to the Company:

Guess?, Inc.

1444 South Alameda Street

Los Angeles, California 90021

Attention: Anne Deedwania

Email: [Separately provided]

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Attention: Adam M. Turteltaub and Amanda M. Burke

Email: aturteltaub@willkie.com and aburke@willkie.com

and

O’Melveny & Myers LLP

400 South Hope Street, 19th Floor

Los Angeles, CA 90071

Attention: John A. Laco, Brad Finkelstein and Adam Ackerman

Email: jlaco@omm.com, bfinkelstein@omm.com and aackerman@omm.com if to Authentic, Parent or Merger Sub:

c/o Authentic Brands Group LLC

1411 Broadway, 21st Floor

New York, New York 10018

Attention: Jay Dubiner

Email: [Separately provided]

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Michael Anastasio and Ian Nussbaum

Email: Michael.Anastasio@lw.com and Ian.Nussbaum@lw.com

and

Jones Day

250 Vesey Street

New York, NY 10281

Attention: Andy Levine and Braden McCurrach

Email: amlevine@jonesday.com and bmccurach@jonesday.com

From time to time any Party may provide notice to the other Parties of a change in its address through notice given in accordance with this Section 12.2.

12.3. Expenses. Except as otherwise expressly provided herein, whether or not the transactions contemplated by this Agreement are consummated, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement including all costs, fees and expenses of its Representatives, shall be paid by the Party incurring such cost, fee or expense.

12.4. Transfer Taxes. Except as otherwise provided in Section 4.2(b)(iv), all Transfer Taxes incurred in connection with the Merger shall be borne by Authentic and Parent.

12.5. Amendment or Other Modification; Waiver.

(a) At any time prior to the Effective Time, this Agreement may be amended or otherwise modified only by a written instrument duly executed and delivered by Authentic, Parent and the Company (and in the case of the Company, by action taken or authorized by the Company Board (acting on the recommendation of the Special Committee)); provided, that after the receipt of the Requisite Company Vote, no amendment shall be made that by applicable Law requires further approval by the holders of Shares without obtaining such further approval.

(b) The conditions to each of the respective Parties’ obligations to consummate the transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party. At any time prior to the Effective Time, any Party may, to the extent permitted by applicable Law and subject to the provisions of Section 8.11, waive any provision of this Agreement in whole or in part (including by extending the time for the performance of any of the obligations or other acts of the other Parties); provided, however, that any such waiver shall only be effective if made in a written instrument duly executed and delivered by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law except to the extent provided for otherwise in Section 11.5(d) and Section 11.5(e).

12.6. Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury.

(a) This Agreement and all Proceedings against any other Party in connection with, arising out of or otherwise relating to this Agreement, shall be interpreted, construed, governed by, and enforced in accordance with, the Laws of the State of Delaware, including, subject to Section 12.1, its statutes of limitations, without regard to the conflict of laws provisions, rules or principles thereof (or any other jurisdiction) to the extent that such provisions, rules or principles would direct a matter to another jurisdiction.

(b) Each of the Parties agrees that: (i) it shall bring any Proceeding against any other Party in connection with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement exclusively in the Chosen Courts; and (ii) solely in connection with such Proceedings, (A) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) irrevocably waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (C) irrevocably waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party, (D) agrees that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 12.2 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof and (E) it shall not assert as a defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 12.6(b)(ii) or that any Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts.

(c) Each Party acknowledges and agrees that any Proceeding against any other Party which may be connected with, arise out of or otherwise relate to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement is expected to involve complicated and difficult issues, and therefore each Party irrevocably and unconditionally waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any such Proceeding. Each Party hereby acknowledges and certifies that (i) no Representative of the other Parties has represented, expressly or otherwise, that such other Parties would not, in the event of any Proceeding, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of this waiver, (iii) it makes this waiver voluntarily and (iv) it has been induced to enter into this Agreement, the instruments and other documents delivered pursuant to this Agreement and the transactions contemplated by this Agreement by, among other things, the mutual waivers, acknowledgments and certifications set forth in this Section 12.6(c).

12.7. Specific Performance.

(a) Each of the Parties acknowledges and agrees that the rights of each Party to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached or threatened to be breached, immediate and irreparable harm or damage would be caused for which money damages (including Benefit of the Bargain Damages) would not be an adequate remedy. Accordingly, each Party agrees that in addition to any other available remedies a Party may have in equity or at law and subject to the terms set forth in Section 12.7(b), each Party shall be entitled to (x) enforce specifically the terms and provisions of this Agreement or (y) an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement, consistent with the provisions of Section 12.6(b), in the Chosen Courts, without proof of actual damages or the inadequacy of monetary relief and without posting a bond or other form of security. In the event that any Proceeding should be brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law or in equity.

(b) Notwithstanding the foregoing, it is explicitly agreed that the right of the Company to an injunction, specific performance or other equitable remedies in connection with the Company’s enforcing Authentic’s, Parent’s and Merger Sub’s obligations to effect the Closing shall be subject to the following requirements: (i) all of the conditions set forth in Section 9.1, Section 9.2 and Section 10.2(a) (except for those conditions that by their nature are to be satisfied or waived at the Closing) have been and continue to be satisfied or waived, (ii) the Company has notified Authentic and Parent in writing that all of the conditions set forth in Section 9.1, Section 9.2, Section 10.1 and Section 10.2(a) have been satisfied or, validly waived (or would be satisfied or validly waived if the Closing were to occur on the date of such notice) and it stands ready, willing and able to consummate the Merger at such time, and (iii) Authentic, Parent and Merger Sub have failed to consummate the Closing within three Business Days following the delivery of such notice specified in clause (ii) above.

12.8. Third-Party Beneficiaries. The Parties hereby agree that their respective representations, warranties, covenants and agreements set forth in this Agreement shall be binding upon and are solely for the benefit of the other Parties hereto, subject to the terms and conditions of this Agreement, and this Agreement is not intended to, and does not, confer upon any other Person any rights or remedies, express or implied, hereunder, except (a) from and after the Effective Time, the Indemnified Parties pursuant to this Section 12.8, Section 8.11 and the last sentence of Section 8.14, (b) the Non-Recourse Parties pursuant to this Section 12.8, Section 11.5 and Section 12.14, and (c) from and after the Effective Time, the rights of the holders of Shares and Company Equity Awards, to receive the merger consideration set forth in Article IV.

12.9. Fulfillment of Obligations.

(a) For all purposes of this Agreement, no decision or determination shall be made, or action taken, by the Company or the Company Board (including effecting a Change of Recommendation) under or with respect to this Agreement or the transactions contemplated hereby without first obtaining the approval of the Special Committee. Prior to the Effective Time, without the consent of the Special Committee, the Company Board shall not (i) eliminate, revoke or diminish the authority of the Special Committee or (ii) remove or cause the removal of any director of the Company Board that is a member of the Special Committee as a member of the Special Committee. The Special Committee (and, for so long as the Special Committee is in existence, only the Special Committee) may pursue any Proceeding with respect to breaches of this Agreement on behalf of the Company.

(b) Whenever this Agreement requires a Subsidiary of Authentic or Parent, as applicable, to take any action, such requirement shall be deemed to include an undertaking on the part of Authentic or Parent, as applicable, to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the

Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action. Any obligation of one Party to any other Party under this Agreement, which obligation is performed, satisfied or properly fulfilled by a Subsidiary of such Party, shall be deemed to have been performed, satisfied or fulfilled by such Party.

(c) Notwithstanding anything herein to the contrary, all obligations of Authentic, Parent or Merger Sub, or any of their respective Subsidiaries, pursuant to this Agreement with respect to the Company and that are required to be taken prior to the Parent Equity Transfer Effective Time, shall be joint and several.

12.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. No Party may assign this Agreement, any right to damages for breach of this Agreement or any of its rights or interests or delegate any of its obligations under this Agreement, in whole or in part, by operation of Law, by transfer or otherwise, without the prior written consent of the other Parties not seeking to assign this Agreement, and any attempted or purported assignment or delegation in violation of this Section 12.10 shall be null and void; provided, however, that (a) Authentic may transfer or assign its rights, interests or obligations under this Agreement, in whole or from time to time in part, to one or more of its Wholly Owned Subsidiaries as long as such transfer or assignment would not reasonably be expected to have an Authentic Material Adverse Effect (and any such transfer or assignment will not relieve Authentic of its obligations hereunder) (b) notwithstanding anything to the contrary set forth herein, the Parent Equity Transfer shall be permitted, (c) IPCo Holdings shall be permitted to make the designation described in Section 2.1(e)(ii) so long as such designation shall not result in any incremental withholding Taxes (as compared to the withholding Taxes which would arise were IPCo Holdings not to make such designation, and therefore IPCo Holdings were to act as Investor Holdings), and (d) Parent may designate another Wholly Owned Subsidiary to be a constituent corporation in lieu of Merger Sub, so long as such Wholly Owned Subsidiary was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement. In the event any other Wholly Owned Subsidiary of Parent is designated as set forth in the preceding sentence, (x) all references to Merger Sub in this Agreement shall be deemed references to such other Wholly Owned Subsidiary of Parent, except that all representations and warranties made in this Agreement with respect to Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Wholly Owned Subsidiary as of the date of such designation, and (y) concurrently with such designation, the sole stockholder of such other Wholly Owned Subsidiary, shall execute and deliver a stockholder consent adopting this Agreement pursuant to Section 228 of the DGCL. Notwithstanding anything in this Agreement to the contrary, Parent shall be responsible for, and shall indemnify and hold harmless the Company and its stockholders from and against, any and all incremental Taxes that result from an assignment by Parent (or any of its Affiliates) to a Person who is not a “United States person” (as defined in Section 7701(a)(30) of the Code), for the avoidance of doubt including any increase in the amount of Tax required to be deducted or withheld pursuant to Section 4.2(g).

12.11. Entire Agreement.

(a) This Agreement (including the Exhibits), the Company Disclosure Schedule, the Authentic Disclosure Schedule, the Interim Investors Agreement, the Voting Agreement and the Confidentiality Agreement (collectively, the “Transaction Documents”) constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, whether oral or written, with respect to such matters.

(b) In the event of (a) any inconsistency between the statements in the body of this Agreement, on the one hand, and any of the Exhibits and Schedules, the Company Disclosure Schedule and the Authentic Disclosure Schedule (other than an exception expressly set forth in the Company Disclosure Schedule or the Authentic Disclosure Schedule (as the case may be)), on the other hand, the statements in the body of this Agreement shall control or (b) any inconsistency between the statements in this Agreement, on the one hand, and any other Transaction Document, on the other hand, the statements in this Agreement shall control.

12.12. Severability. The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

12.13. Counterparts; Effectiveness. This Agreement (a) may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and (b) shall become effective when each Party shall have received one or more counterparts hereof signed by each of the other Parties. An executed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement.

12.14. Non-recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and none of the Company’s, Authentic’s, Parent’s or Merger Sub’s former, current and future Affiliates, assignees, stockholders, limited partners, controlling persons, directors, officers, employees, agents, attorneys or any other Representatives not parties hereto (collectively, the “Non-Recourse Parties”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of (x) the Company against Authentic, Parent or Merger Sub or (y) Authentic, Parent and Merger Sub against the Company, in no event shall any Party or any of its Affiliates, and each Party agrees not to and to cause its controlled Affiliates not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party affiliated with the other Party.

12.15. Company Subsidiaries. Notwithstanding anything to the contrary in this Agreement: (a) with respect to any Non-Wholly Owned Subsidiary of the Company or other joint venture, partnership or similar arrangement to which the Company or any of its Subsidiaries is a party (each, a “Company JV”), the obligations of the Company, its Subsidiaries and their respective Representatives set forth in this Agreement (including Section 8.1) or any of the other documents, agreements or instruments contemplated by this Agreement (including the Restructuring) shall only apply to the extent the Company (directly or indirectly through a Wholly Owned Subsidiary) has the right to cause or direct such Company JV to comply with any such obligation or take or not take any such action (taking into account the rights of any other equityholders or other parties to such Company JV and the obligations of such Company JV and the Company and its Subsidiaries with respect to such Company JV); and (b) no action or omission or other matter with respect to any Company JV contemplated by this Section 12.15 shall constitute a breach of any provision of this Agreement and none of Authentic, Parent or Merger Sub shall have any right to rely on any failure of a condition set forth in Section 9.2 to be satisfied (or terminate this Agreement on the basis thereof) or claim any loss or damage or seek any other remedy (whether at law, in equity or otherwise) to the extent that such failure, loss or damage arises from any action or omission of any Company JV. Notwithstanding the foregoing, the Company shall not, and shall cause their respective Representatives not to, divert, redirect or otherwise transfer to a Company JV any corporate or other business opportunity or activity that would otherwise in the Ordinary Course of Business constitute a corporate opportunity or other business opportunity of the Company or any of its Subsidiaries with the intention of avoiding the restrictions set forth in Section 8.1 as it applies to the Company and its Subsidiaries.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the Parties as of the date first written above.

GUESS?, INC.

By:	/s/ Carlos Alberini
Name: Carlos Alberini
Title: Chief Executive Officer

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the Parties as of the date first written above.

AUTHENTIC BRANDS GROUP LLC

By:	/s/ Jay Dubiner
Name: Jay Dubiner
Title: Chief Legal Officer

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the Parties as of the date first written above.

GLOW HOLDCO 1, INC.

By:	/s/ Jay Dubiner
Name: Jay Dubiner
Title: Treasurer and Secretary

GLOW MERGER SUB 1, INC.

By:	/s/ Jay Dubiner
Name: Jay Dubiner
Title: Treasurer and Secretary

Annex B

August 20, 2025

Special Committee of the Board of Directors

Guess ?, Inc.

1444 South Alameda Street

Los Angeles, CA 90021

Ladies and Gentlemen:

You have asked us to advise you with respect to the fairness, from a financial point of view, to the holders (other than Authentic Brands Group LLC (“Authentic”), Glow Holdco 1, Inc. (“Parent”), the Rolling Stockholders (as defined in the Agreement) and their respective affiliates) of the outstanding shares of common stock, par value $0.01 per share (the “Shares”), of Guess ?, Inc. (the “Company”) of the $16.75 in cash per Share (the “Per Share Merger Consideration”) to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of August 20, 2025 (the “Agreement”), by and among Authentic, Parent, Glow Merger Sub 1, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), and the Company.

We understand that the Agreement provides for the Phase I Restructuring, the Pre-Closing Restructuring, the Authentic Equity Purchase, the Investor Equity Purchase, and the Parent Equity Transfer (each as defined in the Agreement) (collectively, the “Rolling Stockholder Transactions”) to occur in connection with the merger (the “Merger”) of Merger Sub with and into the Company, with the Company continuing as the surviving corporation in the Merger as a wholly owned subsidiary of Parent, and that, upon effectiveness of the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger (other than Excluded Shares and Dissenting Shares (each as defined in the Agreement)) will be canceled and converted into the right to receive the Per Share Merger Consideration.

For purposes of the opinion set forth herein, we have:

(i) reviewed certain publicly available financial statements and other information of the Company;

(ii) reviewed certain historical, internal financial statements and other financial and operating data for the Company prepared and/or provided to us by the management of the Company and approved for our use by the Special Committee of the Board of Directors;

(iii) reviewed certain internal financial projections and analyses for the Company prepared and/or provided to us by the management of the Company and approved for our use by the Special Committee of the Board of Directors;

(iv) discussed the past and current operations, financial condition and prospects of the Company with the management of the Company;

(v) reviewed the reported prices and trading activity of the Shares;

(vi) compared the financial performance and condition of the Company and the reported prices and trading activity of the Shares with that of certain other publicly traded companies that we deemed relevant;

(vii) reviewed publicly available information regarding the financial terms of certain transactions that we deemed relevant, in whole or in part, to the Merger;

(viii) participated in certain discussions among management and other representatives of each of Parent and the Company;

(ix) reviewed a near final form of the Agreement, dated August 19, 2025; and

(x) performed such other analyses and reviewed such other material and information as we have deemed appropriate.

We have assumed and relied upon the accuracy and completeness of the information reviewed by us for the purposes of this opinion and we have not assumed any responsibility for independent verification of such information and have relied on such information being complete and correct. We have relied on assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading in any respect material to our analysis or opinion. With respect to the financial projections and analyses for the Company prepared and/or provided by Company management and approved for our use by the Special Committee of the Board of Directors, we have assumed with your consent that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company. We express no opinion as to these financial forecasts and analyses or the assumptions on which they are made. We have not conducted a physical inspection of the facilities or property of the Company. We have not assumed any responsibility for or performed any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuation or appraisal. Furthermore, we have not considered any tax, accounting, legal or regulatory effects of the transactions contemplated by the Agreement (the “Transactions”) or the transaction structure on any person or entity.

We have assumed that the final form of the Agreement will be substantially the same as the last near-final form of the Agreement, dated August 19, 2025, reviewed by us and will not vary in any respect material to our analysis or opinion. We have also assumed that the Merger will be consummated in accordance with the terms of the Agreement, without waiver, modification or amendment of any material term, condition or agreement (including, without limitation, the Per Share Merger Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the Shares pursuant to the Agreement) and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Transactions, no delay, limitation, restriction or condition will be imposed or occur that would have an adverse effect on the Company or the contemplated benefits of the Merger or that otherwise would be in any respect material to our analysis or opinion. We have further assumed that all representations and warranties set forth in the Agreement are and will be true and correct as of all the dates made or deemed made and that all parties to the Agreement will comply with all covenants of such parties thereunder.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and other information made available to us, as of the date hereof. Although subsequent developments may affect our opinion, we have no obligation to update, revise or reaffirm our opinion. In particular, we do not express any opinion as to the prices at which the Shares may trade at any time, as to the potential effects of volatility in the credit, financial and stock markets, including as arising from actual or threatened trade policies or impositions of tariff increases, on the Company, Authentic,

Parent, Merger Sub or the Transactions, or as to impact of the Transactions on the solvency or viability of the Company, Authentic, Parent, or Merger Sub or the ability of the Company, Authentic, Parent, or Merger Sub to pay their respective obligations when they come due. Furthermore, our opinion does not address the Company’s underlying business decision to undertake the Transactions, and our opinion does not address the relative merits of the Transactions as compared to any alternative transactions or business strategies that might be available to the Company. Our opinion is limited to the fairness, from a financial point of view, as of the date hereof, to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the Shares, of the Per Share Merger Consideration to be paid to such holders pursuant to the Agreement, and does not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection with the Merger, including the Rolling Stockholder Transactions.

Natixis, S.A. (“Natixis”), the holder of a majority of our outstanding voting equity, is, together with its affiliates, engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management, insurance, and other financial and non-financial activities and services for various persons and entities. Natixis and its affiliates, and their respective employees and funds, and other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Authentic, Parent, the Rolling Stockholders, or any of their respective affiliates and third parties, including CVC Capital Partners, HPS Investment Partners, General Atlantic, Leonard Green & Partners and Jamie Salter, each a significant holder of equity of Authentic (each, a “Significant Stockholder”), and their respective affiliates and portfolio companies, or any currency or commodity that may be involved in the Transactions.

We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Transactions and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger and a portion of which is payable upon the delivery of this letter. In addition, the Company has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. We have not during the two years prior to the date hereof provided any financial advisory services to the Company, Authentic, Parent, the Rolling Stockholders, or the Significant Stockholders for which we have received compensation. We are currently providing financial advisory services to a portfolio company of a Significant Stockholder for which we may receive compensation. In the future, we, Natixis and our respective affiliates may provide financial advisory services to the Company, Authentic, Parent, the Rolling Stockholders, the Significant Stockholders, or their respective affiliates and, as applicable, portfolio companies, and may receive compensation for rendering these services.

This letter and our advisory services are provided for the information and assistance of the Special Committee of the Board of Directors of the Company in connection with its consideration of the Transactions. This letter may not be reproduced, summarized, described, referred to or used for any other purpose without our prior written consent, except to the extent provided in our engagement letter dated April 2, 2025. We express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of any parties to the Agreement, or any class of such persons, or the consideration to be received by the Rolling Stockholders or their respective affiliates pursuant to the Rolling Stockholder Transactions, whether relative to the Per Share Merger Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the Shares pursuant to the Agreement or otherwise. This letter does not constitute a recommendation to any holder of Shares as to how any such holder should vote on any of the Transactions or act on any matter relating to the Transactions. The issuance of this opinion has been authorized by our fairness opinion committee.

Based on, and subject to, the foregoing, we are of the opinion that, as of the date hereof, the Per Share Merger Consideration to be paid to the holders (other than Authentic, Parent, the Rolling Stockholders, and their respective affiliates) of the Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

SOLOMON PARTNERS SECURITIES, LLC

ANNEX C

APPRAISAL RIGHTS UNDER DELAWARE GENERAL CORPORATION LAW

§ 262. Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

ANNEX D

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of August 20, 2025, is entered into by and among Authentic Brands Group LLC, a Delaware limited liability company (“Authentic”), Guess?, Inc., a Delaware corporation (the “Company”), and each of the stockholders of the Company listed on Schedule A hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Authentic, the Company and the Stockholders are sometimes referred to as “Parties” and each, a “Party”. All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of Shares set forth next to such Stockholder’s name on Schedule A hereto (all such Shares collectively, including pursuant to Section 5.4, the “Subject Shares”);

WHEREAS, Authentic, the Company, Glow Holdco 1, Inc., a Delaware corporation (“Parent”), and Glow Merger Sub 1, Inc., a Delaware corporation and an indirectly Wholly Owned Subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, in accordance with its terms, the “Merger Agreement”), pursuant to which, among other things, the parties thereto will consummate the transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, prior to the execution and delivery of this Agreement, the Special Committee unanimously (a) determined that the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders, and (b) resolved to recommend to the Company Board that it (i) determine that the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Disposition, are fair to, and in the best interests of, the Unaffiliated Company Stockholders, (ii) approve and declare advisable the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Disposition, and (iii) recommend that the holders of the Shares adopt the Merger Agreement and approve the Disposition at any Company Stockholder Meeting; and

WHEREAS, as a condition and inducement to the willingness of Authentic to enter into the Merger Agreement, Authentic has required that each Stockholder agree to, and each Stockholder has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO VOTE

1.1 Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall (or shall cause the holder of record of its Subject Shares to), in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, all of its Subject Shares (i) in favor of the adoption of the Merger Agreement and the approval of the Merger, the Disposition and the transactions contemplated by the Merger Agreement and any other matters necessary or reasonably requested by Authentic for the timely consummation of the Merger and the transactions contemplated by the Merger Agreement, (ii) against any Acquisition Proposal or any other proposal made in opposition to the Merger Agreement or the transactions contemplated by the Merger Agreement, and (iii) against any other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement. Subject to the terms of this Agreement, until the consummation of the Closing, each Stockholder shall (or shall cause the holder of record of its Subject Shares to), (x) retain at all times the right to vote the Subject Shares in such Stockholder’s sole or shared discretion on any matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in their or its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (b)(ii)—(b)(iii). The obligations of each Stockholder specified in this Section 1.1 shall apply whether or not the Merger or any action described above is recommended by the Special Committee or the Company Board or there has been any Change of Recommendation. Except as set forth in this Section 1.1, nothing in this Agreement shall limit the right of any Stockholder to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company. Notwithstanding the foregoing, nothing in this Agreement shall require a Stockholder to exercise any Company Equity Award owned of record or beneficially by such Stockholder at any time.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Authentic, severally and not jointly, with respect to such Stockholder and such Stockholder’s ownership of the Subject Shares, that:

2.1 Authorization; Binding Agreement. Such Stockholder has full legal capacity and authority to enter into this Agreement and carry out its obligations hereunder. If such Stockholder is not a natural person, (a) such Stockholder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and (b) the execution and delivery of this Agreement by such Stockholder has been duly and validly authorized by all necessary entity action on the part of such Stockholder, and no other entity proceedings on the part of such Stockholder are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

2.2 Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity on the part of such Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (b) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or other legally binding instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (c) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Encumbrance on any assets

(including Subject Shares) of such Stockholder (other than one created by a Parent, Merger Sub or Authentic), or (d) violate any Laws applicable to such Stockholder or by which any of its assets (including Subject Shares) are bound, except as would not, in the case of each of clauses (a) through (d), reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform its obligations under this Agreement. Other than the filings and reports pursuant to and in compliance with the Exchange Act and filings under Antitrust Laws as contemplated by the Merger Agreement, no filings, notifications, approvals or other consents are required to be obtained by such Stockholder from, or to be given by such Stockholder to, or be made by such Stockholder with, any Governmental Entity in connection with the execution, delivery and performance by such Stockholder of this Agreement.

2.3 Ownership of Subject Shares; Total Shares. Such Stockholder is, as of the date hereof, and at all times during the term of this Agreement will be, the sole or shared record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all of such Stockholder’s Subject Shares, free and clear of any Encumbrance, except for (a) any such Encumbrances disclosed in Company Reports filed with or furnished to the SEC prior to the date of this Agreement and which shall be released or terminated prior to the Closing and shall not impact such Stockholder’s ability to comply with its obligations under this Agreement, (b) any such Encumbrance that may be imposed pursuant to this Agreement and (c) Transfer (as defined below) restrictions under the Securities Act or other applicable Laws. The number of Shares set forth next to such Stockholder’s name on Schedule A constitute all of the shares of “voting stock” of the Company of which such Stockholder is the “owner” (as such terms are defined in Section 203 of the Delaware General Corporation Law) as of the time that the Company Board and the Special Committee approved the Merger Agreement. Without limiting the foregoing, as of the date hereof, other than the Subject Shares and, as applicable, Company Equity Awards, such Stockholder and its Affiliates do not own beneficially or of record, and do not have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any Shares (or any securities convertible into or exercisable or exchangeable or redeemable for Shares) or any interest therein.

2.4 Voting Power. Such Stockholder has sole or shared voting power with respect to all of the Subject Shares beneficially owned by such Stockholder, and sole or shared power of disposition, sole or shared power to issue instructions with respect to the matters set forth herein and sole or shared power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares. Other than (a) the certificate of incorporation, bylaws or other similar organizational documents of the Company, (b) the Amended and Restated Voting Agreement, dated March 28, 2024, by and between the Company and Paul Marciano (individually and as trustee of the Paul Marciano Trust), and (c) the Amended and Restated Voting Agreement, dated March 28, 2024, by and between the Company and Maurice Marciano (individually and as trustee of the Maurice Marciano Trust), none of the Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder. Such Stockholder has not entered into any Contract that is inconsistent with, or would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder.

2.5 Reliance. Such Stockholder understands and acknowledges that Authentic is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Proceeding pending against, or, to the actual knowledge of such Stockholder, threatened in writing against it or any of its assets (including Subject Shares beneficially or of record owned by such Stockholder) before or by any Governmental Entity that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7 Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from the Company in connection with the transactions contemplated hereby based upon arrangements made by such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF AUTHENTIC

Authentic represents and warrants to the Stockholder that:

3.1 Authorization; Binding Agreement. Authentic has full legal capacity and authority to enter into this Agreement and carry out its obligations hereunder. Authentic is a legal entity, duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. The execution and delivery of this Agreement by Authentic has been duly and validly authorized by all necessary limited liability company action on the part of Authentic, and no other limited liability company proceedings on the part of Authentic are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Authentic and constitutes a valid and binding obligation of Authentic enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

3.2 Non-Contravention. None of the execution and delivery by Authentic of this Agreement, the performance by Authentic of its obligations hereunder or the consummation by Authentic of the transactions contemplated hereby will (a) result in a violation or breach of any agreement to which Authentic is a party or by which Authentic may be bound, (b) violate any Law or Order applicable to Authentic or (c) violate any constituent or organizational documents of Authentic, except as would not, in the case of each of clauses (a) and (b), reasonably be expected to have, individually or in the aggregate, a material adverse effect on Authentic’s ability to perform its obligations under this Agreement.

3.3 Absence of Litigation. As of the date hereof, there is no Proceeding pending against, or, to the Knowledge of Authentic, threatened in writing against Authentic before or by any Governmental Entity that would reasonably be expected to prevent or materially delay or impair the consummation by Authentic of the transactions contemplated by this Agreement or otherwise materially impair the ability of Authentic to perform its obligations hereunder.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Stockholder and Authentic that:

4.1 Authorization; Binding Agreement. The Company has full legal capacity and authority to enter into this Agreement and carry out its obligations hereunder. The Company is a legal entity, duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. The execution and delivery of this Agreement by the Company has been duly and validly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

4.2 Non-Contravention. None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby will (a) result in a violation or breach of any agreement to which the Company is a party or by which the Company may be bound, (b) violate any Law or Order applicable to the Company or (c) violate any constituent or organizational documents of the Company, except as would not, in the case of each of clauses (a) and (b), reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

ARTICLE V

ADDITIONAL COVENANTS

Each Stockholder hereby agrees that:

5.1 No Transfer; No Inconsistent Arrangements.

(a) From and after the date hereof and until this Agreement is validly terminated in accordance with Section 6.2, each Stockholder agrees that it shall not, directly or indirectly, without the prior written consent of Authentic, (i) create or permit to exist any Encumbrance on any of such Stockholder’s Subject Shares (other than, for the avoidance of doubt, any such Encumbrances disclosed in Company Reports filed with or furnished to the SEC prior to the date of this Agreement and which shall be released or terminated prior to the Closing and shall not impact such Stockholder’s ability to comply with its obligations under this Agreement), (ii) transfer, sell, assign, gift, hedge, lend, pledge or otherwise dispose of (including by sale or merger, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of Law or otherwise), either voluntarily or involuntarily, or enter into any derivative arrangement with respect to (collectively, “Transfer”) any of such Stockholder’s Subject Shares, or any right, title or interest therein (including any right or power to vote to which such Stockholder may be entitled) (or consent to any of the foregoing), (iii) enter into (or cause to be entered into) any Contract with respect to any Transfer of such Stockholder’s Subject Shares or any interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any of such Stockholder’s Subject Shares, (v) deposit or permit the deposit of any of such Stockholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares (other than, for the avoidance of doubt, any existing arrangements described in Section 2.4), (vi) subject to Section 5.6, enter into any Contract or otherwise take any other action that is inconsistent with, or would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect as though made on the date of such Contract or action, or (vii) approve or consent to any of the foregoing. Any action taken in violation of the foregoing sentence shall be null and void ab initio.

(b) If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by any Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement in accordance with Section 6.2.

(c) Notwithstanding the foregoing, the Stockholder may make Transfers of its Subject Shares (i) as Authentic may agree in writing in its reasonable discretion or (ii) upon prior written notice to Authentic to (A) Paul Marciano, Maurice Marciano, Carlos Alberini or any descendant thereof, (B) any estate, trust, guardianship, custodianship or other fiduciary arrangement for the primary benefit of any one or more individuals named or described in clause (ii)(A) (including any split-interest charitable trust benefiting any such individual), (C) any trust for the benefit of a spouse or surviving spouse of any individuals named or described in clause (ii)(A), provided, that (1) no distributions of Subject Shares are permitted during such spouse’s lifetime and (2) on termination of the trust, its principal (other than any portion of the principal subject to the right of recovery available to such spouse’s estate under Code Section 2207A, to the extent such right of recovery is actually exercised) is distributed only to one or more individuals or entities named or described in any other clause of this Section 5.1(c)(ii), (D) any private foundation described in Code Section 509(a), supporting organization described in Code Section 509(a)(3) or donor advised fund described in Code Section 509(a)(1) primarily funded by or controlled by any one or more individuals or entities named or described in this Section 5.1(c)(ii), and (E) any corporation, partnership, limited liability company or other business organization controlled by and substantially all of the interests in which are owned, directly or indirectly, by any one or more individuals or entities named or described in any of the foregoing clauses of this Section 5.1(c)(ii), provided, that, in each case, the transferee of the Transfer shall have, prior to any such Transfer, executed and delivered to Authentic and the Company a counterpart to this Agreement pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement and agree and acknowledge that such Person shall constitute the applicable “Stockholder” for all purposes of this Agreement. Notwithstanding the foregoing, no Transfer of any Subject Shares may be made pursuant to clause (ii) of this paragraph if such Transfer would (1) result in any Subject Shares no longer being subject to the obligations set forth in Section 1.1 or (2) delay, impair or prevent the consummation of the transactions contemplated by the Merger Agreement, including the Merger (it being agreed that any action taken in violation of this sentence shall be null and void ab initio).

5.2 No Exercise of Appraisal Rights. The Stockholder irrevocably waives and agrees not to exercise any appraisal rights or dissenters’ rights in respect of the Subject Shares that may arise in connection with the Merger and agrees not to commence, participate in, assist or knowingly encourage in any way any Proceeding to seek (or demand or file any petition related to) appraisal rights or dissenters’ rights in connection with the Merger.

5.3 Public Announcements, Documentation and Information. Subject to Section 6.15, except as required by applicable Law (including in a Schedule 13D filing (or amendment thereto), which may include this Agreement as an exhibit thereto), none of the Stockholders or their respective Affiliates or Representatives acting on behalf of a Stockholder shall issue or cause the publication of any press release or otherwise make any public statement, disclosure, or communication with respect to the transactions contemplated hereby (including this Agreement) without the prior written consent of Authentic and the Company (such consent, in each case, not to be unreasonably withheld, conditioned or delayed); provided, that if obtaining prior written consent is rendered impractical by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange, such Stockholder shall use reasonable best efforts to consult with Authentic and the Company before issuing any press release or making any such public statement. Each Stockholder consents to and hereby authorizes the Company to publish and disclose in the Proxy Statement, the Schedule 13E-3 or any other required filings with the SEC or any other Governmental Entity, as applicable, any information concerning such Stockholder that is required or reasonable to be included therein, including the Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement (provided that such Stockholder shall have a reasonable opportunity to review and approve that portion of any disclosure that identifies the Stockholder by name prior to any such filing, such approval not to be unreasonably withheld, conditioned or delayed).

5.4 New Shares; Adjustments. Any Shares of which a Stockholder acquires record or beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the date of this Agreement and prior to the valid termination of this Agreement in accordance with Section 6.2, whether by purchase, upon exercise or conversion of any securities or otherwise, shall, from and after the date of such acquisition of record or beneficial ownership, and subject to the last sentence of Section 1.1, constitute Subject Shares and be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Subject Shares as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting any Subject Shares, the terms of this Agreement shall apply to the resulting securities and the term “Subject Shares” shall be deemed to refer to and include such securities.

5.5 Waiver of Certain Legal Proceedings. Each Stockholder hereby agrees not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in, any class action with respect to, any Proceeding, derivative or otherwise, against Authentic, Parent, Merger Sub, the Company or any of their respective successors or their Affiliates and each of their successors and assigns and their respective directors and officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing), except to enforce the terms thereof or (b) alleging a breach of any duty of the Special Committee or the Company Board in connection with the Merger Agreement, this Agreement or the transactions contemplated by the Merger Agreement (including the negotiation or entry into any such agreement); provided, that (i) the foregoing shall not limit any actions taken by such Stockholder in response to any claims commenced against such Stockholder and (ii) the foregoing shall not be deemed a waiver of any rights of such Stockholder for any breach of this Agreement by Authentic, Parent or the Company, or any other breach of any agreement entered into by such Stockholder or any of its Affiliates in connection with the transactions contemplated by the Merger Agreement or this Agreement.

5.6 No Solicitation. Each Stockholder agrees that it shall not, and shall cause its Affiliates and direct its and their respective Representatives not to, directly or indirectly, take any action that would violate Section 8.2(a) (No Solicitation) of the Merger Agreement if such action were taken by the Company or any of its Subsidiaries or its or their respective Representatives. Each Stockholder shall, and shall cause its Affiliates and direct its and their respective Representatives to, immediately terminate and cause to be terminated any discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal, except that, if, pursuant to Section 8.2(b) (Exceptions to No Solicitation) of the Merger Agreement, the Company and its Representatives are permitted to engage with a third party and its Representatives with respect to an Acquisition Proposal, each Stockholder shall, to the extent requested by the Company Board or the Special Committee, be permitted to engage in discussions and negotiations with such third party and its Representatives and take such other actions as the Company or any of its Representatives is permitted to take pursuant to Section 8.2(b) (Exceptions to No Solicitation) of the Merger Agreement.

5.7 Pre-Closing Restructuring. Prior to the Effective Time, but subject to the occurrence of the Condition Satisfaction Date, each Stockholder shall, and each shall cause its applicable Affiliates (which, following the Parent Equity Transfer Effective Time, shall include Parent and Merger Sub with respect to certain of the Stockholders) to, effect the transactions set forth in the Pre-Closing Restructuring Plan, including the Parent Equity Transfer, which are to be effected by such Person; provided, that nothing in the Pre-Closing Restructuring Plan shall require any Stockholder or any of its Affiliates to violate applicable Law or, solely in the case of the Phase I Restructuring, any Contract for which the counterparty’s consent has not been obtained despite the Company’s commercially reasonable efforts. Authentic shall, as promptly as practicable, deliver drafts of the applicable Pre-Closing Restructuring Documentation to the Stockholders for the Stockholders’ review; provided, that the Stockholders shall cooperate with Authentic in requesting information from the Company and its Affiliates as reasonably requested by Authentic in connection with the preparation of the Pre-Closing Restructuring Documentation. Authentic shall implement any timely comments made by the Stockholders to such Pre-Closing Restructuring Documentation in good faith, so long as such comments do not adversely affect Authentic, the Company or any of their respective Affiliates in any material respect, impact the Per Share Merger Consideration or delay, impair or impede the Closing (it being understood that such comments must be consistent with the Pre-Closing Restructuring Plan).

5.8 Certain Obligations.

(a) From and after the date hereof, each Stockholder agrees that such Stockholder shall fully comply with the obligations of Parent or Merger Sub set forth in Section 8.5 (Proxy Statement; Schedule 13E-3 and Other Regulatory Matters) and Section 8.8 (Notification of Certain Matters) of the Merger Agreement as if all references to Parent and Merger Sub therein were instead to such Stockholder.

(b) On the Condition Satisfaction Date, each Stockholder who shall, directly or indirectly, own IPCo Holdings agrees such Stockholder will cause IPCo Holdings to irrevocably accept all of the Parent Equity Interests for no consideration and consummate the Parent Equity Transfer in all respects pursuant to the terms and conditions of the Merger Agreement. From and after the consummation of the Parent Equity Transfer (the “Parent Equity Transfer Effective Time”), each Stockholder who, pursuant to the Parent Equity Transfer, shall directly or indirectly own Parent and Merger Sub, shall cause Parent, Merger Sub and the Surviving Corporation to comply with all of its respective obligations under the Merger Agreement arising from and after the Parent Equity Transfer Effective Time (which shall include, for the avoidance of doubt, the consummation of the Merger upon the terms and subject to the conditions set forth in the Merger Agreement).

(c) Each Stockholder, who, pursuant to the Parent Equity Transfer, shall directly or indirectly own Parent and Merger Sub, agrees that, from and after the Parent Equity Transfer Effective Time, such Stockholder shall cause Parent and Merger Sub to take all actions required by Parent and Merger Sub under the Merger Agreement.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. All notices and other communications given or made hereunder by one or more Parties to one or more of the other Parties shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (New York time) (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by nationally recognized overnight courier service upon the Party or Parties for whom it is intended or (b) sent by email. Such communications must be sent to the respective Parties at the following street addresses or email addresses (as may be amended, supplemented or modified from time to time in writing) (it being understood that rejection or other refusal to accept or the inability to deliver because of changed street address or email address of which no notice was given in accordance with this Section 6.1 shall be deemed to be receipt of such communication as of the date of such rejection, refusal or inability to deliver):

if to Authentic:

c/o Authentic Brands Group LLC

1411 Broadway, 21st Floor

New York, New York 10018

Attention:	Jay Dubiner
Email:	[Separately provided]

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention:	Michael Anastasio
Ian Nussbaum
Email:	Michael.Anastasio@lw.com
Ian.Nussbaum@lw.com

if to the Company:

Guess?, Inc.

1444 South Alameda Street

Los Angeles, California 90021

Attention:	Anne Deedwania
Email:	[Separately provided]

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Attention:	Adam M. Turteltaub
Amanda M. Burke
Email:	aturteltaub@willkie.com
aburke@willkie.com

and

O’Melveny & Myers LLP

400 South Hope Street, 19th Floor

Los Angeles, CA 90071

Attention:	John A. Laco Brad Finkelstein Adam Ackerman
Email:	jlaco@omm.com bfinkelstein@omm.com aackerman@omm.com

if to a Stockholder, to such Stockholder’s address or email address set forth across from such Stockholders name on Schedule A,

with a copy to (which shall not constitute notice):

Jones Day

250 Vesey Street

New York, NY 10281-1047

Attention:	Andy Levine Braden McCurrach
Email:	amlevine@jonesday.com bmccurach@jonesday.com

and

McDermott Will & Schulte

2049 Century Park East, Suite 3200

Los Angeles, CA 90067

Attention: Nicole Pearl

Email: npearl@mwe.com

From time to time any Party may provide notice to the other Parties of a change in its address through notice given in accordance with this Section 6.1.

6.2 Termination. This Agreement shall terminate automatically upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms, and (b) the termination of this Agreement by written agreement of each Party; provided, however, that the provisions of this Article VI shall survive in full force and effect such termination of this Agreement. Without limiting the foregoing, upon the consummation of the Merger and the transactions contemplated by the Merger Agreement, Article I through Article V shall terminate automatically, without notice or action by any Person and no Party shall have any further obligations or liabilities under such Articles; provided, however, that the provisions of Sections 5.2, 5.3 and 5.5 and the applicable definitions contained or referenced therein shall survive in full force and effect. Nothing set forth in this Section 6.2 shall relieve any Party from liability or damages resulting from any intentional and knowing common law fraud under Delaware law in the representations and warranties set forth in this Agreement or Willful and Material Breach (with such definition being deemed to refer to this Agreement, rather than the Merger Agreement) of this Agreement prior to termination of any provision hereof.

6.3 Interpretation and Rules of Construction. Section 1.3 (Interpretation and Construction) of the Merger Agreement shall apply to, and govern, this Agreement, mutatis mutandis.

6.4 Severability. The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

6.5 Entire Agreement. This Agreement and the Merger Agreement, and, solely as between Authentic and the Stockholders, the Interim Investors Agreement, constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, whether oral or written, with respect to such matters.

6.6 Counterparts; Effectiveness. This Agreement (a) may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and (b) shall become effective when each Party shall have received one or more counterparts hereof signed by each of the other Parties. An executed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement.

6.7 Assignability. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. No Party may assign this Agreement, any right to damages for breach of this Agreement or any of its rights or interests or delegate any of its obligations under this Agreement, in whole or in part, by operation of Law, by transfer or otherwise, without the prior written consent of the other Parties not seeking to assign this Agreement, and any attempted or purported assignment or delegation in violation of this Section 6.7 shall be null and void; provided that, Authentic may transfer or assign its rights, interests or obligations under this Agreement, in whole or from time to time in part, to one or more of its Wholly Owned Subsidiaries as long as such transfer or assignment would not reasonably be expected to have an Authentic Material Adverse Effect (and any such transfer or assignment will not relieve Authentic of its obligations hereunder).

6.8 Third-Party Beneficiaries. The Parties hereby agree that their respective representations, warranties, covenants and agreements set forth in this Agreement shall be binding upon and are solely for the benefit of the other Parties hereto, subject to the terms and conditions of this Agreement, and this Agreement is not intended to, and does not, confer upon any other Person any rights or remedies, express or implied, hereunder.

6.9 Specific Performance. Each of the Parties acknowledges and agrees that the rights of each Party to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached or threatened to be breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each Party agrees that in addition to any other available remedies a Party may have in equity or at law, each Party shall be entitled to (a) enforce specifically the terms and provisions of this Agreement or (b) an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement, consistent with the provisions of Section 6.10, in the Chosen Courts, without proof of actual damages or the inadequacy of monetary relief and without posting a bond or other form of security. In the event that any Proceeding should be brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law or in equity.

6.10 Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury.

(a) This Agreement and all Proceedings against any other Party in connection with, arising out of or otherwise relating to this Agreement, shall be interpreted, construed, governed by, and enforced in accordance with, the Laws of the State of Delaware, including its statutes of limitations, without regard to the conflict of laws provisions, rules or principles thereof (or any other jurisdiction) to the extent that such provisions, rules or principles would direct a matter to another jurisdiction.

(b) Each of the Parties agrees that: (i) it shall bring any Proceeding against any other Party in connection with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement exclusively in the Chosen Courts; and (ii) solely in connection with such Proceedings, (A) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) irrevocably waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (C) irrevocably waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party, (D) agrees that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 6.1 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof and (E) it shall not assert as a defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 6.10(b)(ii) or that any Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts.

(c) Each Party acknowledges and agrees that any Proceeding against any other Party which may be connected with, arise out of or otherwise relate to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement is expected to involve complicated and difficult issues, and therefore each Party irrevocably and unconditionally waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any such Proceeding. Each Party hereby acknowledges and certifies that (i) no Representative of the other Parties has represented, expressly or otherwise, that such other Parties would not, in the event of any Proceeding, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of this waiver, (iii) it makes this waiver voluntarily and (iv) it has been induced to enter into this Agreement, the instruments and other documents delivered pursuant to this Agreement and the transactions contemplated by this Agreement by, among other things, the mutual waivers, acknowledgments and certifications set forth in this Section 6.10(c).

6.11 Amendments and Waivers. This Agreement may not be amended, modified or waived in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment or waiver, as applicable, hereto, signed on behalf of each of the Parties. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

6.12 Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the Parties and no former, current and future Affiliates, assignees, stockholders, limited partners, controlling persons, directors, officers, employees, agents, attorneys or any other Representatives of any Party who are not, themselves, a Party (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, in no event shall any Party or any of its Affiliates, and each Party agrees not to and to cause its controlled Affiliates not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party affiliated with the other Party.

6.13 Expenses. Unless specified otherwise herein, all expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses, whether or not the Merger or any other transaction contemplated by the Merger Agreement is consummated, except as otherwise set forth in this Agreement or in the Interim Investors Agreement.

6.14 Further Assurances. Upon the reasonable request of Authentic or the Company, each Stockholder will execute and deliver, or cause to be executed and delivered, such further documents and instruments as are reasonably necessary, and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable, in each case, to perform its obligations under this Agreement.

6.15 Stockholder Capacity. No Person executing this Agreement who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer. Each Stockholder is entering into this Agreement severally and not jointly and with respect to the obligations set forth herein solely in such Stockholder’s capacity as the record holder or beneficial owner of, or as a trust whose beneficiaries are the beneficial owners of, Subject Shares, and nothing herein shall limit or affect any actions taken (or any failures to act) by a Stockholder in such Stockholder’s capacity as a director or officer of the Company.

6.16 Termination of Letter Agreements. In connection with the transactions contemplated by the Merger Agreement, including the Merger, the Company and each of Maurice Marciano, Paul Marciano and Carlos Alberini acknowledges and agrees that the letter agreements, dated as of March 27, 2025, entered into by and between the Company and each of Maurice Marciano, Paul Marciano and Carlos Alberini are hereby terminated effective as of the Closing without any party thereto having any continuing obligations or liabilities.

(Signature Pages Follow)

The Parties are executing this Agreement on the date set forth in the introductory clause.

GUESS ?, INC.

By:	/s/ Carlos Alberini
Name: Carlos Alberini
Title: Chief Executive Officer

(Signature Page to Voting and Support Agreement)

The Parties are executing this Agreement on the date set forth in the introductory clause.

AUTHENTIC BRANDS GROUP LLC

By:	/s/ Jay Dubiner
Name: Jay Dubiner
Title: Chief Legal Officer

(Signature Page to Voting and Support Agreement)

The Parties are executing this Agreement on the date set forth in the introductory clause.

PAUL MARCIANO

/s/ Paul Marciano
Name: Paul Marciano

(Signature Page to Voting and Support Agreement)

CARLOS ALBERINI

/s/ Carlos Alberini Name: Carlos Alberini

(Signature Page to Voting and Support Agreement)

NICOLAI MARCIANO

/s/ Nicolai Marciano Name: Nicolai Marciano

(Signature Page to Voting and Support Agreement)

PAUL MARCIANO TRUST

/s/ Paul Marciano Name: Paul Marciano, as trustee of the Paul Marciano Trust, dated February 20, 1986

(Signature Page to Voting and Support Agreement)

PM 2021 EXEMPT TRUST

/s/ Robert E. Armstrong Palma Fiduciary, LLC, as trustee of the PM 2021 Exempt Trust, dated July 12, 2021
By: Robert E. Armstrong
Title: Trust Officer

(Signature Page to Voting and Support Agreement)

MM 2020 EXEMPT TRUST

/s/ Robert E. Armstrong Palma Fiduciary, LLC, as trustee of the MM 2020 Exempt Trust, dated February 19, 2020
By: Robert E. Armstrong
Title: Trust Officer

(Signature Page to Voting and Support Agreement)

MAURICE MARCIANO TRUST

/s/ Paul Marciano Name: Paul Marciano, as trustee of the Maurice Marciano Trust, dated February 24, 1986

(Signature Page to Voting and Support Agreement)

MAURICE MARCIANO FAMILY FOUNDATION, a Nevada nonprofit corporation

By:	/s/ William F. Payne
Name: William F. Payne
Title: President

(Signature Page to Voting and Support Agreement)

ENRG CAPITAL LLC, a California limited liability company

By:	/s/ William F. Payne
Name: William F. Payne
Title: Manager

(Signature Page to Voting and Support Agreement)

G FINANCIAL HOLDINGS, LLC, a California limited liability company

By:	/s/ Michael Karlin
Name: Michael Karlin
Title: Manager

(Signature Page to Voting and Support Agreement)

G FINANCIAL HOLDINGS II, LLC, a California limited liability company

By:	/s/ Michael Karlin
Name: Michael Karlin
Title: Manager

(Signature Page to Voting and Support Agreement)

CAROLEM CAPITAL, LLC, a California limited liability company

By:	/s/ William F. Payne
Name: William F. Payne
Title: Manager

(Signature Page to Voting and Support Agreement)

NEXT STEP CAPITAL LLC, a California limited liability company

By:	/s/ Michael Karlin
Name: Michael Karlin
Title: Manager

(Signature Page to Voting and Support Agreement)

NEXT STEP CAPITAL II LLC, a California limited liability company

By:	/s/ Michael Karlin
Name:	Michael Karlin
Title:	Manager

(Signature Page to Voting and Support Agreement)

NONEXEMPT GIFT TRUST UNDER THE NEXT STEP TRUST

/s/ Paul Marciano
Name: Paul Marciano, as trustee of the Nonexempt Gift Trust under the Next Step Trust, dated July 6, 2011

(Signature Page to Voting and Support Agreement)

EXEMPT GIFT TRUST UNDER THE NEXT STEP TRUST

/s/ Paul Marciano
Name: Paul Marciano, as trustee of the Exempt Gift Trust under the Next Step Trust, dated July 6, 2011

(Signature Page to Voting and Support Agreement)

PAUL MARCIANO FOUNDATION, a Nevada nonprofit corporation

By:	/s/ Paul Marciano
Name:	Paul Marciano
Title:	President

(Signature Page to Voting and Support Agreement)

MAURICE & PAUL MARCIANO ART FOUNDATION, a Nevada nonprofit corporation

By:	/s/ Paul Marciano
Name:	Paul Marciano
Title:	President

(Signature Page to Voting and Support Agreement)

MM CRUT LLC, a Delaware limited liability company

By:	/s/ Mark Silah
Name: Mark Silah Title: Manager

(Signature Page to Voting and Support Agreement)

MM CRUT II LLC, a Delaware limited liability company

By:	/s/ Michael Karlin
Name: Michael Karlin
Title: Manager

(Signature Page to Voting and Support Agreement)

MAURICE MARCIANO CHARITABLE REMAINDER UNITRUST /s/ Robert E. Armstrong
Palma Fiduciary, LLC, as trustee of the Maurice Marciano Charitable Remainder Unitrust, dated October 13, 2014
By: Robert E. Armstrong
Title: Trust Officer

(Signature Page to Voting and Support Agreement)

MAURICE MARCIANO CHARITABLE REMAINDER UNITRUST II

/s/ Robert E. Armstrong
Palma Fiduciary, LLC, as trustee of the Maurice Marciano Charitable Remainder Unitrust II, dated September 30, 2015
By: Robert E. Armstrong
Title: Trust Officer

(Signature Page to Voting and Support Agreement)

G2 TRUST

/s/ David Tordiman
David Tordjman, as trustee of the G2 Trust, dated June 29, 2010

(Signature Page to Voting and Support Agreement)

EXEMPT G2 TRUST

/s/ David Tordiman
David Tordjman, as trustee of the Exempt G2 Trust, dated June 29, 2010

(Signature Page to Voting and Support Agreement)

ALBERINI FAMILY LLC

By:	/s/ Carlos Alberini
Name: Carlos Alberini
Title: Manager

(Signature Page to Voting and Support Agreement)

CARLOS AND ANDREA ALBERINI TRUST

/s/ Carlos Alberini
Name: Carlos Alberini, as trustee of the Carlos and Andrea Alberini Trust

(Signature Page to Voting and Support Agreement)

Schedule A

[Stockholder Share and notice information]

Annex E

Execution Version

INTERIM INVESTORS AGREEMENT

This INTERIM INVESTORS AGREEMENT (this “Agreement”) is made as of August 20, 2025 by and among Authentic Brands Group LLC, a Delaware limited liability company (“Authentic”), and the other parties appearing on the signature pages hereto under the heading “Investors” or who join in this Agreement as an “Investor” under circumstances contemplated by and in accordance with this Agreement (each such party, an “Investor” and, collectively the “Investors”).

RECITALS

1. On the date hereof, Guess?, Inc., a Delaware corporation (the “Company”), Authentic, Glow Holdco 1, Inc., a Delaware corporation (“Parent”), and Glow Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), have executed an Agreement and Plan of Merger (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and this Agreement, the “Merger Agreement”) pursuant to which, among other things, (i) Parent and the Company shall effect the Pre-Closing Restructuring, (ii) Authentic shall purchase the Authentic Acquired IPCo Equity and (iii) Merger Sub shall merge with and into the Company, with the Company continuing as the Surviving Corporation and a Subsidiary of Parent. A true and complete copy of the Merger Agreement as of the date hereof is attached hereto as Annex 1.

2. As of the date hereof, the Shares and certain other equity interests set forth on Annex 2 are held by the Investors (as set forth thereon) and are expected to be Rollover Shares for purposes of the Merger Agreement.

3. The Investors and Authentic wish to agree to certain terms and conditions that will govern certain actions of the Investors and Authentic and the relationship among the Investors with respect to the Merger Agreement and the Transactions.

AGREEMENT

Therefore, Authentic and each Investor hereby agree as follows:

1. EFFECTIVENESS; TERMINATION; INTERPRETATION.

1.1. Effectiveness. This Agreement is effective on the date hereof and, subject to Sections 1.2 and 1.3, shall automatically terminate upon the earlier to occur of (a) the closing of the Transactions (the “Closing”) and (b) the termination of the Merger Agreement in accordance with its terms.

1.2. Termination of Merger Agreement. In the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or any of its Affiliates or its or their Representatives); provided, however, that (a) no such termination shall relieve any party of any liability or damages resulting from any Fraud or Willful and Material Breach (each as defined in Section 3 hereof) of such party prior to such termination and (b) the provisions set forth in this Section 1.2 (Termination of Merger Agreement) and Sections 1.1 (Effectiveness), 1.4 (Interpretation), 2.2.3 (Authentic Liabilities), 2.2.4 (Allocation of Liabilities), 2.8.1 (Transaction Litigation), 2.12.2 (Expense Sharing Provisions), 2.13.2 and 2.13.3 (Financing Cooperation Indemnification), 2.15

(Publicity), 2.17.6 (Disclaimer of Authentic Representations), 2.18.8 (Disclaimer of Investor Representations), 2.21 (Investor Representative), 2.23 (Customer Information) other than the first sentence thereof, 3 (Definitions) and 4 (Miscellaneous) shall survive any such termination of this Agreement.

1.3. Closing Under Merger Agreement. In the event that the Closing occurs pursuant to the Merger Agreement, only Sections 1.1 (Effectiveness), 1.4 (Interpretation), 2.2.3 (Authentic Liabilities), 2.2.5 (Company Equity Award Taxes), 2.4 (Actions with respect to Funding the Transactions), 2.8 (Transaction Litigation, Appraisal Rights and Exchange Fund), 2.11 (Actions with Respect to Convertible Notes, Convertible Hedge Call Options, Convertible Warrants and Debt Payoff), 2.12 (Expense Sharing Provisions), 2.13.2 and 2.13.3 (Financing Cooperation Indemnification), 2.15 (Publicity), 2.16 (Conflicts), 2.17 (Representations and Warranties of Each Investor), 2.18 (Representations and Warranties of Authentic), 2.19 (Transfer Taxes), 2.20 (Additional Tax Payments), 2.21 (Investor Representative), 2.22 (Certain Agreements), 2.23 (Customer Information), 3 (Definitions) and 4 (Miscellaneous) shall survive the Effective Time; provided, that any liability or damages for Fraud or Willful and Material Breach prior to or as of the Closing shall survive such termination.

1.4. Interpretation. Capitalized terms used in this Agreement shall have the meanings given to them in this Agreement or, if not defined herein, in the Merger Agreement. As used in this Agreement, (i) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation,” and (ii) the use of the word “or” shall not be exclusive. The section headings of this Agreement are included for reference purposes only and shall not affect the construction or interpretation of any of the provisions of this Agreement. In the event an ambiguity or question of intent arises, this Agreement shall be construed as if drafted jointly by Authentic and the Investors, and no presumption or burden of proof shall arise, or rule of strict construction applied, favoring or disfavoring Authentic or any Investor by virtue of the authorship of any of the provisions of this Agreement.

2. AGREEMENTS AMONG AUTHENTIC AND THE INVESTORS.

2.1. Ownership of Parent and Merger Sub; Parent Equity Transfer. Each OpCo Investor acknowledges that (i) Authentic has formed Parent and Merger Sub for purposes of the Merger Agreement and (ii) the OpCo Investors shall assume ownership of Parent and (indirectly through their ownership of Parent) Merger Sub on the Condition Satisfaction Date as contemplated by, and in accordance with, the Merger Agreement (it being explicitly acknowledged and agreed that Authentic’s, Parent’s and Merger Sub’s obligations to effect the transactions contemplated by the Merger Agreement shall be subject to and conditioned upon the Parent Equity Transfer in accordance with Section 10.2(b) (Pre-Closing Restructuring) of the Merger Agreement). On the Condition Satisfaction Date, as part of the Pre-Closing Restructuring, Authentic shall transfer all of the issued and outstanding equity interests of Parent and Merger Sub to IPCo Holdings and, pursuant to the terms of the Voting Agreement and this Agreement, the OpCo Investors shall cause IPCo Holdings to irrevocably accept all of the Parent Equity Interests for no consideration (such transfer and irrevocable acceptance, the “Parent Equity Transfer”). Authentic and the OpCo Investors shall effect the Parent Equity Transfer in accordance with the terms of the Merger Agreement and this Agreement and, subject to Sections 2.2.3 and 2.2.4 and the representations and warranties in Section 2.18.3, on an “as is” and “where is” basis.

2.2. Compliance with Merger Agreement; Allocation of Liabilities.

2.2.1. From and after the consummation of the Parent Equity Transfer (the “Parent Equity Transfer Effective Time”), the OpCo Investors shall cause Parent and Merger Sub to comply with all of their applicable obligations under the Merger Agreement (it being agreed that Authentic’s obligation to effect the Authentic Contribution pursuant to Section 4.2 (Delivery of Merger Consideration) of the Merger Agreement and pursuant to the Letter of Direction shall be and remain the sole responsibility of Authentic). Upon the written direction of Authentic, at the Closing, to the extent that the aggregate cash and cash equivalents of the Company and its Subsidiaries equals or exceeds $151,000,000 at such time (such cash and cash equivalents in excess of $151,000,000 being “Excess Company Cash”), the OpCo Investors shall, at or after the Closing, cause the Company and its Subsidiaries to transfer such Excess Company Cash to the Paying Agent as directed by Authentic. For the avoidance of doubt, any transfer of the Excess Company Cash to the Paying Agent shall not be permitted without the prior written consent of Authentic. The Company and its Subsidiaries shall retain all cash and cash equivalents as of the Closing up to $151,000,000 and, for the avoidance of doubt, in the event the Company and its Subsidiaries have less than $151,000,000 in cash and cash equivalents as of the Closing, Authentic will have no obligation to contribute additional cash to the Company and its Subsidiaries as a result of such deficit.

2.2.2. Any accrued and unpaid dividend equivalents credited pursuant to the applicable award terms, together with any accrued and unpaid amounts credited in respect of any dividend or distribution, in each case, with respect to the vested portion of any Company PSU, Company RSU or Company RSA immediately prior to the Effective Time and any employment, payroll or similar Taxes related to such dividend equivalents (“Accrued Dividend Equivalent Payments”) shall be paid by the Surviving Corporation pursuant to Section 4.3(b)-(d) (Treatment of Company Equity Awards) of the Merger Agreement and shall not, for the avoidance of doubt, be considered or included in the Merger Consideration or as a Transaction Expense. Neither the Authentic Contribution nor any Excess Company Cash shall be utilized to pay the Accrued Dividend Equivalent Payments, which shall not be borne by Authentic, Company Swiss IPCo or Company US IPCo. The Surviving Corporation shall be solely responsible for paying (or causing to be paid) the Accrued Dividend Equivalent Payments with the available cash of the Company and its Subsidiaries.

2.2.3. Authentic shall indemnify and hold harmless the Investors, Parent, Merger Sub and the Surviving Corporation from any and all Authentic Liabilities. For purposes of this Agreement, “Authentic Liabilities” shall mean (a) solely those liabilities of Parent and Merger Sub to the extent that they result from, or arise out of Fraud or material breach by Parent or Merger Sub of any covenant in the Merger Agreement prior to the Parent Equity Transfer Effective Time, and (b) any Losses resulting from or arising out of Fraud or material breach of the representations and warranties of Parent and Merger Sub set forth in Article VI of the Merger Agreement prior to or as of the Parent Equity Transfer Effective Time, in the case of clauses (a) and (b), to the extent that such breach is not caused by or attributable to any breach of this Agreement by an Investor or to any breach of any other Transaction Document by the Investors and their Affiliates to which they are a party.

2.2.4. To the extent that Authentic, Parent or Merger Sub become responsible for any Losses resulting from claims by or on behalf of the Company under the Merger Agreement:

(i) each Investor (a “Defaulting Investor”) shall be responsible for such Losses to the extent arising from, in connection with, or as a result of (x) any Fraud or material breach by Parent or Merger Sub of the Merger Agreement following the Parent Equity Transfer Effective Time or (y) any Fraud or material breach by such Investor of such Investor’s obligations under this Agreement or under any other Transaction Document to which it is a party (including to the extent it is otherwise liable for any breach of any other Transaction Document under the terms of this Section 2.2); provided, the obligations of the Defaulting Investors shall be joint and several other than with respect to the obligations of the CA Investors, which shall be (A) several (and not joint) from the other Defaulting Investors and (B) joint and several among the CA Investors with respect to the other CA Investors; and

(ii) Authentic shall be responsible for such Losses to the extent arising from, in connection with, or as a result of any Fraud or material breach by Authentic of any of its obligations under the Merger Agreement, this Agreement or under any other Transaction Document to which it is a party (including to the extent it is otherwise liable for any breach of any other Transaction Document under the terms of this Section 2.2).

2.2.5. For the avoidance of doubt, the Surviving Corporation shall be solely responsible for all Taxes associated with the exercise, vesting and/or settlement of Company Equity Awards held by the Rolling Stockholders that are exercised, vested and/or settled on or prior to the Effective Time and neither the Authentic Contribution nor any Excess Company Cash shall be utilized to pay such Taxes.

2.3. Actions with Respect to the Pre-Closing Restructuring.

2.3.1. Authentic shall not amend or consent to any amendment, modification or waiver of the Pre-Closing Restructuring Plan (including the Phase I Restructuring), which is attached as Exhibit B to the Merger Agreement, or the provisions or exhibits of the Merger Agreement related thereto, without the prior written consent of the Investor Representative, such consent not to be unreasonably withheld, conditioned or delayed. Neither Authentic nor the Investors shall amend, modify or waive the Authentic & Investors Pre-Closing Restructuring Plan (as defined below) or the provisions of this Agreement related thereto, without the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed.

2.3.2. Without limiting the rights of the parties under Section 2.3.1, each of the Investors and Authentic shall, and shall cause its applicable Affiliates (which, following the Parent Equity Transfer, will include Parent and Merger Sub, with respect to the OpCo Investors) to, effect the transactions (to the extent such transactions are to be effected by such Person) set forth in (i) the Pre-Closing Restructuring Plan (including the Phase I Restructuring) in accordance with the Merger Agreement and Voting Agreement and (ii) the transactions set forth on Exhibit A attached hereto, including taking the steps in accordance with the steps plan set forth thereon (such schedule, the “Authentic & Investors Pre-Closing Restructuring Plan” and such transactions and steps, the “Authentic & Investors Pre-Closing Restructuring”) in accordance with this Agreement. Each Investor and Authentic shall, and each shall cause its applicable Affiliates (which, following the Parent Equity Transfer Effective Time, shall include Parent and Merger Sub, with respect to the OpCo Investors) to, as promptly as practicable (and in any event, in a manner and at a time that will not and would not reasonably be expected to delay the Condition Satisfaction Date or the Closing Date), deliver drafts of the Pre-Closing Restructuring Documentation and all agreements and other documents required to consummate the Authentic & Investors Pre-Closing Restructuring (such agreements and documents, the “Authentic & Investors Pre-Closing Restructuring Documentation”) to Authentic or the Investors, respectively, for their review and implement any timely comments made by the other party in good faith, so long as any such comments (i) proposed by Authentic do not adversely affect such Investor, Company Swiss IPCo, Company US IPCo, IPCo Holdings or any of their respective Affiliates in any material respect, or (ii) proposed by the Investors do not adversely affect Authentic or its Affiliates (including Company Swiss IPCo and Company US IPCo) in any material respect (it being understood that such comments must be consistent with the Pre-Closing Restructuring Plan (including the Phase I Restructuring) or the Authentic & Investors Pre-Closing Restructuring Plan, as applicable).

2.3.3. The Investors shall not, and shall cause their applicable Affiliates (including, in the case of the OpCo Investors, Parent and Merger Sub following the Parent Equity Transfer Effective Time) not to, execute any Pre-Closing Restructuring Documentation or Authentic & Investors Pre-Closing Restructuring Documentation without the prior written consent of Authentic, such consent not to be unreasonably withheld, conditioned or delayed. Authentic shall not, and shall cause its applicable Affiliates (including Parent and Merger Sub prior to the Parent Equity Transfer Effective Time) not to, execute any Pre-Closing Restructuring Documentation or Authentic & Investors Pre-Closing Restructuring Documentation without the prior written consent of the Investor Representative, such consent not to be unreasonably withheld, conditioned or delayed.

2.4. Actions with Respect to Funding the Transactions.

2.4.1. Authentic and the Investors shall cooperate in good faith to prepare and execute documentation, which shall be mutually agreed, regarding each loan from Authentic or one of its Affiliates to one or more controlled Affiliates of the Investors in accordance with the Authentic & Investors Pre-Closing Restructuring Plan (such loans collectively, the “Investor Loans” and such documentation collectively, the “Investor Loans Documentation”) prior to the Closing pursuant to the terms set forth on Exhibit B attached hereto (collectively, the “Investor Loans Terms”). Authentic and the Investors shall fully comply with their respective applicable obligations under the Investor Loans Documentation in all respects, including the funding by Authentic of the Investor Loans pursuant to the terms and conditions of the Investor Loans Documentation.

2.4.2. The Investors and Authentic shall cooperate in good faith to prepare and finalize the Letter of Direction for the funding contemplated therein, herein and in the Merger Agreement as promptly as practicable and, in any event, prior to the time set forth in Section 2.2 (Letter of Direction) of the Merger Agreement, and the Investors and Authentic shall comply with their respective obligations under the Letter of Direction in all respects.

2.4.3. The Investors shall, and the OpCo Investors shall cause Parent or its applicable Affiliates (including Merger Sub and, after the Closing, the Surviving Corporation and its Subsidiaries) to, utilize the proceeds of the Investor Loans, the purchase price paid by Authentic for the Authentic Acquired IPCo Equity, the purchase price paid by Investor Holdings for the Investor Acquired IPCo Equity (if applicable), and the proceeds of the Deficit Amount Payoff (if applicable), to consummate the Debt Payoff in all respects and to fulfill Parent’s obligations to deposit sufficient cash in the Exchange Fund for the payment in full of the aggregate amount of the Merger Consideration to be paid pursuant to the terms of the Merger Agreement (in all cases in accordance with the Letter of Direction and contingent on Authentic providing the Authentic Contribution required under the Letter of Direction and Section 2.2 (Letter of Direction) of the Merger Agreement).

2.4.4. For purposes of determining the amounts payable with respect to the Equity Purchases described in Section 2.1(e) (Purchase of Acquired IPCo Equity) of the Merger Agreement, the aggregate value of Company Swiss IPCo and Company US IPCo shall be assumed to be equal to, without duplication, (i) the Merger Consideration, plus (ii) a value equal to the number of Rollover Shares as of the Closing (taking into account the exercise, vesting or settlement of the Company Equity Awards held by the Investors pursuant to Section 4.3 (Treatment of Company Equity Awards) of the Merger Agreement (except that the Investors may elect to exercise applicable Company Equity Awards for cash notwithstanding anything to the contrary in the Merger Agreement)) multiplied by the Per Share Merger Consideration (as adjusted pursuant to Section 4.4 (Adjustments to Prevent Dilution) of the Merger Agreement, if applicable), plus (iii) the Net Convertible Note Payments (estimated as of Closing), plus (iv) the lesser of (x) the cash required for the Debt Payoff and (y) $118,100,000, plus (v) the Transaction Expenses (other than the Net Convertible Note Payments) incurred at or prior to Closing minus (vi) any Excess Company Cash (collectively, the “IPCo Value”). Prior to Closing, Authentic and the Investors shall determine the allocation of the IPCo Value among Company Swiss IPCo and Company US IPCo. For purposes of this Agreement, “Net Convertible Note Payments” means amounts required to be paid in respect of the Convertible Notes, together with any obligations that become owed under the Convertible Hedge Warrants (net of any amounts payable to the Surviving Corporation under the Convertible Hedge Call Options), in each case, from and after the Closing or otherwise in connection with the transactions contemplated by the Merger Agreement.

2.4.5. No later than 10 Business Days prior to the Condition Satisfaction Date, the Investors may deliver written notice of their intent to consummate the Investor Equity Purchase. Such notice shall include (i) the identity of Investor Holdings, (ii) the percentage of the equity interests of Company Swiss IPCo and Company US IPCo (which percentage shall be the same for Company Swiss IPCo and Company US IPCo) to be acquired in the Investor Equity Purchase, (iii) the value of the equity interests described in clause (ii), based on the IPCo Value, which value, for the avoidance of doubt, may not exceed the amount of the Investor Loan made to Investor Holdings at Closing, and (iv) a certification by an officer of Investor Holdings that the designation described in clause (i) that the designation of Investor Holdings is permitted under Section 12.10(c) (Successors and Assigns) of the Merger Agreement. If the foregoing notice is delivered, Authentic and the Investors shall cooperate to ensure that notice is provided to the Company pursuant to the Merger Agreement and that the Investor Equity Purchase is consummated and properly reflected in the Letter of Direction. If no such notice is delivered 10 Business Days prior to the Condition Satisfaction Date, Parent shall not deliver notice to the Company under Section 2.1(e)(ii) (Purchase of Acquired IPCo Equity) of the Merger Agreement and the Investor Equity Purchase shall not occur. For the avoidance of doubt, immediately following the consummation of the Investor Equity Purchase, the Investors shall own (directly or indirectly), in the aggregate, 49% of Company Swiss IPCo and Company US IPCo (in each case, except to the extent Authentic acquires additional equity interests of Company Swiss IPCo and Company US IPCo pursuant to a Deficit Amount Payoff in accordance with Section 2.11.4).

2.4.6. Prior to the Closing, the Investors shall use commercially reasonable efforts to obtain, as of immediately following the Closing, third-party debt financing for the Company and its Subsidiaries in an amount sufficient to fund its operations and finance the Excess Company Debt, which may be accomplished through a Permitted Roll Forward. Authentic shall use commercially reasonable efforts to cooperate with the Investors prior to and through the Closing in connection with the arranging, obtaining and consummating of such third-party debt financing (including in connection with any Permitted Roll Forward), including negotiating in good faith with existing or prospective third-party debt financing sources a side letter to the License Agreement addressing the sale of inventory in accordance with the terms of the License Agreement in connection with an event of default under the financing agreement. For purposes of this Agreement, a “Permitted Roll Forward” means any roll forward of the Excess Company Debt as an obligation solely of the Surviving Corporation and its Subsidiaries (excluding Company Swiss IPCo and Company US IPCo), which shall not be permitted unless (1) all of the following are delivered in connection with the Permitted Roll Forward: (x) customary documentation reasonably satisfactory to Authentic, pursuant to which the creditors party thereto (or agent on behalf thereof) agree that all liens and credit support) related thereto (if any) will be discharged and automatically released at Closing in respect of the Company IPCo Assets, Company Swiss IPCo or Company US IPCo; and (y) customary guarantee or lien release documentation reasonably satisfactory to Authentic, pursuant to which all of the obligations of Company Swiss IPCo and Company US IPCo (including as a borrower or guarantor) thereunder, if any, will be terminated at Closing and all Encumbrances thereunder on the equity interests in Company Swiss IPCo and Company US IPCo and on the Company IPCo Assets, if any, will be released at Closing (such documentation in clauses (x) and (y), “Permitted Roll Forward Documents”) and (2) the Investors deliver to Authentic substantially final drafts of any Permitted Roll Forward Documents, if applicable, no later than three Business Days prior to the Condition Satisfaction Date and the executed copies of which are delivered to Authentic in escrow no later than one Business Day prior to the Closing (clauses (1) and (2) collectively, the “Permitted Roll Forward Requirements”). Regardless of the Investors’ ability to obtain such debt financing for the Surviving Corporation and its Subsidiaries, but without limiting the obligations of Company Swiss IPCo and Company US IPCo under the Investor Loan Documentation, and subject to Sections 2.11.4 and 2.11.5, all of the Indebtedness of the Company Group (as defined in the Post-Closing Agreement Term Sheet) (other than amounts repaid in the Debt Payoff and pursuant to the Net Convertible Note Payments) and any other OpCo Liabilities (as defined in the Post-Closing Agreement Term Sheet) will remain the sole responsibility of the OpCo Group (as defined in the Post-Closing Agreement Term Sheet). The Investors acknowledge that the transactions contemplated by the Merger Agreement are not subject to any financing condition. Authentic acknowledges that the Investors require the Investor Loans in order to satisfy Parent’s obligations under the Merger Agreement. If a Permitted Roll Forward is requested in writing by the Investors prior to the Closing and such Permitted Roll Forward satisfies in full all Permitted Roll Forward Requirements, Authentic shall waive its right to receive Debt Payoff Documents solely with respect to the portion of the Debt Payoff that is subject to a Permitted Roll Forward under Section 8.18 (Debt Payoff Documents) of the Merger Agreement.

2.5. Company IPCo JV Agreements.

2.5.1. Authentic and the Investors shall execute, concurrently with the Closing, a stockholders agreement regarding the governance of Company Swiss IPCo (the “Company Swiss IPCo SHA”), which shall be in substantially the form set forth on Exhibit C attached hereto (as may be updated to reflect any mandatory requirements of the laws of Switzerland, which shall be negotiated by the parties in good faith as promptly as reasonably practicable following the date hereof).

2.5.2. Authentic and the Investors shall execute, concurrently with the Closing, an amended and restated operating agreement regarding the governance of Company US IPCo (together with the Company

Swiss IPCo SHA, the “Company IPCo JV Agreements”), which shall be negotiated by the parties in good faith as promptly as practicable and shall be substantially on the form of the Company Swiss IPCo SHA set forth on Exhibit C.

2.6. License Agreement. Authentic and the Investors shall execute, concurrently with the Closing, a license agreement with respect to the Company IPCo Assets, which shall be in substantially the form set forth on Exhibit D attached hereto (the “License Agreement”).

2.7. Post-Closing Agreement Term Sheet. Authentic and the Investors shall cooperate in good faith to negotiate and shall execute, concurrently with the Closing, a post-Closing agreement, which shall reflect the terms set forth on Exhibit E attached hereto (the “Post-Closing Agreement Term Sheet”).

2.8. Transaction Litigation, Appraisal Rights and Exchange Fund.

2.8.1. Authentic shall promptly provide to the Investor Representative copies of any and all notices and other communications received by Authentic from the Company under Section 8.14 (Transaction Litigation) of the Merger Agreement, and shall keep the Investor Representative reasonably informed on a reasonably current basis of any further information provided by the Company in connection with any Transaction Litigation pursuant to Section 8.14 (Transaction Litigation) of the Merger Agreement and of any other material developments relating to any Transaction Litigation. Authentic shall additionally request that the Company include the Investor Representative in any consultation with the Company with respect to the defense or settlement of any Transaction Litigation. Each Investor and Authentic shall jointly cooperate with each other in connection with any Transaction Litigation including (a) timely consulting with each other and the Company with respect to the defense or settlement of any Transaction Litigation and (b) mutually considering in good faith the advice of each other and of the Company with respect to the defense or settlement of any Transaction Litigation, in each case only to the extent that attorney-client privilege between each party and its counsel is not jeopardized. Authentic shall not (and, prior to the Parent Equity Transfer Effective Time, shall cause Parent and Merger Sub not to) settle or agree to settle any Transaction Litigation without the prior written consent of the Investor Representative; provided that consent shall not be required for any settlements that do not include an admission of liability or wrongdoing on the part of any party not participating in such settlement, and impose only the payment of monetary damages on Authentic. The Investors shall not (and, following the Parent Equity Transfer Effective Time, shall cause Parent and Merger Sub not to) settle or agree to settle any Transaction Litigation without the prior written consent of Authentic; provided that consent shall not be required for any settlements that do not include an admission of liability or wrongdoing on the part of any party not participating in such settlement, and impose only the payment of monetary damages on the Investors entering into such settlement. If, at any time at and after the Closing, any amounts become due and payable to any third parties in respect of any Transaction Litigation (whether as a result of a settlement entered into in accordance with this Section 2.8.1 or pursuant to an Order or otherwise), Authentic shall pay all such amounts to such third parties (regardless of whether such amounts are owed pursuant to such settlement or Order directly by Authentic, any Investors, Parent, the Company, any Indemnified Parties or any of its or their Affiliates) in accordance with the applicable terms; provided, that the principal under the Investor Loans in accordance with the Investor Loan Terms shall be increased by the Investors’ Pro Rata Portion of such amounts actually paid by Authentic.

2.8.2. Authentic shall promptly provide to the Investor Representative copies of any and all notices and other communications received by Authentic from the Company under Section 4.2(f) (Appraisal Rights) of the Merger Agreement, including copies of any written demands for appraisal, actual, attempted or purported withdrawals of such demands, and any other documents shared by the Company in connection therewith. Authentic and the Investors shall jointly cooperate in connection with the direction of any negotiations and Proceedings with respect to any demand for appraisal under the DGCL, including (a) any determination to make any payment or deposit with respect to any of the Dissenting Stockholders with respect to any of their Dissenting Shares under Section 262(h) of the DGCL prior to the entry of judgment in the Proceedings regarding appraisal and (b) entering into any Contracts with any such Dissenting Stockholders relating thereto. Authentic shall not (and, prior to the Parent Equity Transfer Effective Time, shall cause Parent and Merger Sub not to) consent to the Company voluntarily making any payment or deposit with respect to any demands for appraisals, offering to settle or settling any such demands or approving any withdrawal of any such demands, or agreeing, authorizing or committing to do any of the foregoing, in each case without the prior written consent of the Investor Representative. The Investors shall not (and after the Parent Equity Transfer Effective Time shall cause Parent and Merger Sub not to) consent to the Company (and after the Closing shall cause the Surviving Corporation not to) voluntarily making any payment or deposit with respect to any demands for appraisals, offering to settle or settling any such demands or approving any withdrawal of any such demands, or agreeing, authorizing or committing to do any of the foregoing, in each case without the prior written consent of Authentic.

2.8.3. If, at any time from and after the Closing, the Exchange Fund does not contain sufficient funds to pay the Per Share Merger Consideration as contemplated by Section 4.1(a) (Merger Consideration) of the Merger Agreement, or to pay any amount due to any Dissenting Stockholder who becomes entitled to receive the Per Share Merger Consideration or any other amount from Authentic, Parent or the Surviving Corporation (or any of their Affiliates, including the Investors) pursuant to a final resolution of its claims, Authentic shall, on behalf of Parent, either (x) deposit with the Paying Agent such additional amounts in cash in immediately available funds so as to ensure that the Exchange Fund is maintained at a level sufficient to make such cash payments or (y) pay such additional amounts in cash to Parent or as directed by Parent in order to enable Parent and the Surviving Corporation to comply with their obligations under the Merger Agreement and applicable Law (including in respect of any payment resulting from the final resolution of any claims by any Dissenting Stockholder in accordance with this Agreement and the Merger Agreement); provided, that the principal under the Investor Loans in accordance with the Investor Loan Terms shall be increased by the Investors’ Pro Rata Portion of such amounts actually paid by Authentic.

2.9. Actions with Respect to SEC Filings.

2.9.1. Authentic shall provide the Investor Representative and its Representatives with a reasonable opportunity to review and comment on drafts of the Proxy Statement it receives from the Company (including any amendments or supplements thereto) and other documents and communications related to the Company Stockholders Meeting, and shall include in its comments to the Proxy Statement (including any amendments or supplements thereto) and such other documents and communications and any comments thereto reasonably proposed by the Investor Representative and the Investors’ Representatives. Authentic shall not approve (or permit Parent to approve) the inclusion of any information relating to Parent or the Investors in the Proxy Statement (or any amendment or supplement thereto) unless such information is in form and content reasonably satisfactory to the Investor Representative.

2.9.2. Authentic shall provide Investor Representative with a reasonable opportunity to review and comment on drafts of the Schedule 13E-3 (including any amendments thereto) and shall include in the Schedule 13E-3 any comments thereto reasonably proposed by the Investor Representative and the Investors’ Representatives. Each Investor agrees that all information relating to such Investor, its Affiliates and its and their respective Representatives included in the Schedule 13E-3 shall be in form and content reasonably satisfactory to Authentic.

2.9.3. Authentic shall promptly notify the Investors if it or the Company (or, prior to the Parent Equity Transfer Time, Parent) makes any notification required under Section 8.5(a)(iii) (Proxy Statement; Schedule 13E-3) of the Merger Agreement and shall otherwise comply with the provisions thereof.

2.9.4. Authentic shall notify the Investor Representative of the receipt of any comments from the SEC with respect to the Proxy Statement or the Schedule 13E-3 and of any request by the SEC for any amendment or supplement to the Proxy Statement or the Schedule 13E-3 or for additional information and shall as promptly as reasonably possible following receipt thereof provide the Investor Representative with copies of all written correspondence with the SEC with respect to the Proxy Statement or the Schedule 13E-3 (or where the correspondence is not written, a reasonably detailed description thereof). Authentic and the Investors shall jointly cooperate to provide responses to the SEC with respect to any such comments, and to provide the other party and its Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Proxy Statement or the Schedule 13E-3) unless pursuant to telephone call initiated by the SEC, all in accordance with Section 8.5(a)(v) (Proxy Statement; Schedule 13E-3) of the Merger Agreement.

2.9.5. Authentic shall not approve (or permit Parent to approve) the filing of the Proxy Statement (or any amendment or supplement thereto) or the Schedule 13E-3 (or any amendment or supplement thereto) without the prior written consent of the Investor Representative, such consent not to be unreasonably withheld, conditioned or delayed.

2.10. Actions with Respect to Regulatory Matters.

2.10.1. Authentic and the Investor Representative shall cooperate and consult with each other in good faith in connection with the preparation and delivering or submitting of all filings and notices required to be submitted by Authentic, the Company or the Investors in respect of the transactions contemplated by the Merger Agreement (collectively, the “Filings”). Authentic shall provide the Investor Representative with a reasonable opportunity to review and comment on all draft Filings to be filed by Authentic, and shall not submit such Filings without the prior written consent of the Investor Representative, such consent not to be unreasonably withheld, conditioned or delayed. The Investors shall provide Authentic with a reasonable opportunity to review and comment on all draft Filings to be filed by the Investors, and shall not submit such Filings without the prior consent of Authentic, such consent not to be unreasonably withheld, conditioned or delayed.

2.10.2. Each Investor shall cooperate in good faith with Authentic to provide any information about such Investor that is reasonably necessary to prepare the Filings or to respond to any request for information and documents by any Governmental Entity.

2.10.3. Notwithstanding anything to the contrary contained in this Agreement or the Merger Agreement, (x) in no event shall Authentic or any of its Affiliates be required to, (y) Authentic shall not, without the Investor Representative’s prior written consent (with respect to actions related to the Company, Parent or any of their respective Affiliates), and (z) the Investors and their Affiliates shall not, without Authentic’s prior written consent: offer, negotiate, agree to, commit to or effect, by consent decree, hold separate order or otherwise, (I) the sale, lease, license, divestiture or disposition of any assets, rights, intellectual property, product lines, or businesses of the Company, Authentic, Parent or any of their respective Affiliates, (II) the termination of existing relationships, contractual rights or obligations of the Company, Authentic, Parent or any of their respective Affiliates, (III) the termination of any venture or other arrangement, (IV) the creation of any relationship, contractual rights or obligations of the Company, Authentic, Parent or any of their respective Affiliates, (V) the effectuation of any other change or restructuring of the Company, Authentic, Parent or any of their respective Affiliates, (VI) any actions or commitments (including committing to seek prior approval from any Governmental Entity for any future transaction) with respect to the businesses, product lines or assets of the Company, Authentic, Parent or any of their respective Affiliates that after the Closing Date would limit the Company’s, Authentic’s, Parent’s or its or any of their Affiliates’ freedom of action with respect to, or its or their ability to retain or freely operate, one or more of the businesses, licenses, rights, product lines, or assets of Authentic, Parent, the Company, or any of their respective Affiliates or (VII) any other remedy, condition, commitment or undertaking of any kind; provided, however, that in the event that the Company can sell, lease, license, divest or dispose of any assets pursuant to Section 8.5(b) (Other Regulatory Matters) of the Merger Agreement in order to obtain a Required Regulatory Approval, Authentic and the Investors agree that (x) Authentic will offer the Investors the option to either (A) exclude the relevant Company IPCo Assets from the transfer to Company Swiss IPCo and Company US IPCo in the Pre-Closing Restructuring or (B) permit Parent and the Company to effect the sale, lease, license, divestiture or disposition of such Company IPCo Assets to a third party (an action referred to in clause (A) or (B), a “Regulatory Remedy”)

and (y) in the event that such assets are either sold, leased, licensed, divested or disposed of to a third-party or excluded from the transfer pursuant to a Regulatory Remedy, Authentic and the Investors shall cooperate and negotiate in good faith to make such modifications to the Pre-Closing Restructuring Documentation, the Authentic & Investors Pre-Closing Restructuring Documentation and any other Transaction Documents as are reasonably necessary or appropriate to implement, and reflect the impact of, such Regulatory Remedy and the exclusion of such Company IPCo Assets from the transfer to Company Swiss IPCo and Company US IPCo, including appropriate amendments to the GMR (as defined in the License Agreement) payable thereunder (and other economic terms thereof) in order to reflect the impact of such Regulatory Remedy on the economic interests of Authentic and the Investors contemplated by the Transaction Documents. Any Regulatory Remedy will be conditioned upon the consummation of the transactions contemplated by the Merger Agreement.

2.10.4. Authentic and the Investors shall grant each other and the Company the right to review in advance and, to the extent practicable, each shall consult with each other and the Company on and consider in good faith the views of the other in connection with, all the information relating to Parent, Authentic, the Company or the Investors, as the case may be, any of their respective Affiliates and any of its or their respective Representatives, that appears in any filing made with, or written materials delivered or submitted to, any Governmental Entity in connection with the transactions contemplated by this Agreement and the Merger Agreement.

2.10.5. Subject to Section 2.12, each party shall be responsible for making the payment of such party’s Regulatory Filing Fees.

2.11. Actions with Respect to Convertible Notes, Convertible Hedge Call Options, Convertible Warrants and Debt Payoff.

2.11.1. Prior to the Parent Equity Transfer Effective Time, the Investors shall cooperate with Authentic and the Company in connection with the treatment of Convertible Hedge Call Options and the Convertible Hedge Warrants pursuant to Section 8.17(b) (Convertible Hedge Call Options; Convertible Hedge Warrants) of the Merger Agreement. Authentic shall additionally keep the Investor Representative reasonably informed of any communications made by the Company to Authentic with respect to the Convertible Hedge Call Options and the Convertible Hedge Warrants, and shall not provide any consents pursuant to Section 8.17(b) (Convertible Hedge Call Options; Convertible Hedge Warrants) of the Merger Agreement without the prior written consent of the Investor Representative (which shall not be unreasonably withheld, conditioned or delayed).

2.11.2. To the extent provided prior to the Parent Equity Transfer Effective Time, Authentic shall promptly provide to the Investor Representative copies of all drafts of the Debt Payoff Documents it receives from the Company under Section 8.18 (Debt Payoff Documents) of the Merger Agreement and all draft notices or other documents it receives from the Company under Section 8.17(a) (Convertible Notes) of the Merger Agreement (the “Convertible Note Documents”). Authentic shall consult with the Investor Representative regarding the Debt Payoff Documents and Convertible Note Documents, provide the Investor Representative with a reasonable opportunity for review and give due consideration to, and reflect, any reasonable comments of the Investor Representative in Authentic’s comments to any Debt Payoff Documents and Convertible Note Documents.

2.11.3. The Investors shall cooperate with Authentic and the Company in order to facilitate Authentic’s, Parent’s and Merger Sub’s compliance in all material respects with Section 8.17 (Convertible Notes; Convertible Hedge Call Options; Convertible Hedge Warrants) of the Merger Agreement, including providing such information as may be reasonably requested in connection therewith and, from and after the Parent Equity Transfer Effective Time, satisfying the obligations of Parent set forth in Section 8.17 (Convertible Notes; Convertible Hedge Call Options; Convertible Hedge Warrants) of the Merger Agreement. Subject to Section 2.11.5, each Investor agrees that such Investor shall comply with the obligations of Parent or Merger Sub set forth in Section 8.17 (Convertible Notes; Convertible Hedge Call

Options; Convertible Hedge Warrants) of the Merger Agreement as if all references to Parent and Merger Sub therein were instead to such Investor; provided, however, that nothing herein shall require the Investors to make any payment with respect to the Convertible Notes, the Convertible Hedge Call Options or the Convertible Hedge Warrants.

2.11.4. The amount of the Debt Payoff that exceeds $118,100,000 in the aggregate (the “Debt Cap” and such amounts in excess of the Debt Cap, “Excess Company Debt”) shall be the sole responsibility of the Surviving Corporation, and the OpCo Investors shall use their commercially reasonable efforts to cause the Surviving Corporation to deliver to the Paying Agent at the Closing an amount of cash sufficient to repay the Excess Company Debt (which amount shall constitute part of the Authentic Contribution), or otherwise consummate a Permitted Roll Forward. If the Surviving Corporation (or, at the OpCo Investors’ election, the OpCo Investors or an Affiliate thereof) does not deliver sufficient cash to repay the Excess Company Debt at Closing or otherwise consummate a Permitted Roll Forward, the OpCo Investors must provide prior written notice to Authentic at least 20 Business Days prior to the Closing, which written notice shall specify the amount of Excess Company Debt which the Surviving Corporation is unable to so repay or roll forward in a Permitted Roll Forward (the “Deficit Amount”). Following receipt of such notice, Authentic shall have the right, but not the obligation, to acquire additional equity interests of Company Swiss IPCo and Company US IPCo in the Authentic Equity Purchase with an aggregate value equal to the Deficit Amount (based on the IPCo Value), the proceeds of which shall be deposited with the Paying Agent (and used for the purposes specified in Section 4.2 (Delivery of Merger Consideration) of the Merger Agreement) (such transaction, the “Deficit Amount Payoff”).

2.11.5. If, at any time from and after the Closing, Parent or the Surviving Corporation is required to make any payments pursuant to the Convertible Notes Indenture or the Convertible Hedge Warrants Documentation, subject to Section 2.12, Authentic shall deliver or cause to be delivered to the Paying Agent an amount of cash sufficient to pay any Net Convertible Note Payments, in compliance with the terms of this Agreement, the Merger Agreement, the Convertible Notes Indenture and the Convertible Hedge Warrants Documentation.

2.12. Expense Sharing Provisions.

2.12.1. If the Closing occurs:

(i) Each of Authentic, on the one hand, and the Investors, on the other hand, shall bear their respective Pro Rata Portion of all Transaction Expenses incurred by Authentic, the Company, the Investors, Parent and Merger Sub in connection with the transactions contemplated by this Agreement, the Merger Agreement and the other Transaction Documents, in each case in the manner set forth in this Section 2.12.1;

(ii) To the extent Authentic directly pays any Transaction Expenses at any time (including any payments under Section 2.12.1(iii) and any reimbursements under Section 2.12.1(iv)), the principal under the Investor Loans in accordance with the Investor Loan Terms shall be increased by the Investors’ Pro Rata Portion of such Transaction Expenses that were actually paid or reimbursed by Authentic; and

(iii) To the extent any Investor or the Company directly pays any Transaction Expenses on or prior to the Closing, Authentic shall, immediately following the Closing, reimburse such Investor or the Company for the full amount of such Transaction Expenses actually paid by the Investors or the Company, and Authentic shall be reimbursed for the Investors’ Pro Rata Portion of such Transaction Expenses in the manner set forth in Section 2.12.1(ii).

(iv) From and after the Closing, Authentic shall pay, on behalf of Authentic, the Company and the Investors, all Transaction Expenses incurred by any of them or their Affiliates that are or become due and payable at or after the Closing, and Authentic shall be reimbursed for the Investors’ Pro Rata Portion of such Transaction Expenses in the manner set forth in Section 2.12.1(ii).

2.12.2. If the Closing does not occur, all Transaction Expenses shall be paid for and borne by the party incurring such Transaction Expense. To the extent Authentic receives the Termination Fee as a result of the termination of the Merger Agreement by Authentic pursuant to Section 11.4(b) of the Merger Agreement due to a Change of Recommendation resulting from an Intervening Event (a “Qualifying Termination Fee”), Authentic shall pay the Investors an aggregate amount equal to the Investors’ Portion of the Qualifying Termination Fee in accordance with this Section 2.12.2; provided, that, such Intervening Event is not caused by or attributable to any act or omission by an Investor. Upon receipt of a Qualifying Termination Fee, (i) such Qualifying Termination Fee shall be used to (a) first, reimburse Authentic for the fees, costs and expenses, if any, incurred in connection with the recovery of such Qualifying Termination Fee and (b) thereafter, reimburse Authentic and the Investors for all Third-Party Fees incurred solely in respect of legal and accounting fees (for which an invoice has been provided) and (ii) thereafter, the remaining amount of such Qualifying Termination Fee shall be divided between Authentic, on the one hand, and the Investors, on the other hand, two-thirds and one-third, respectively (such one-third portion of the remaining amount of the Qualifying Termination Fee, the “Investors’ Portion”).

2.12.3. The parties hereto acknowledge and agree that any Transaction Expense payments borne by (i) Authentic or (ii) Investor Holdings, in each case, shall be treated as additional purchase price paid in the Equity Purchase (except, in the case of Investor Holdings, to the extent the cash used to fund such Transaction Expenses is cash of Parent, Glow OpCo Holdings or any of their respective Subsidiaries), and the parties shall, and shall cause their Affiliates (including Company Swiss IPCo and Company US IPCo) to file all Tax Returns consistent therewith, and not to take any position contrary thereto in any audit or proceeding with respect to Taxes.

2.12.4. At least three Business Days prior to the Closing, each of Authentic and the Investors shall provide each other party with reasonable supporting documentation of all Transaction Expenses incurred as of the Closing, including invoices for Third-Party Fees incurred as of the Closing. Following the Closing, each of Authentic and the Investors shall provide each other party with reasonable supporting documentation of any Transaction Expenses incurred following the Closing as promptly as reasonably practicable prior to when such Transaction Expense becomes payable by such party.

2.12.5. The obligations of the Investors under this Section 2.12 shall be joint and several other than with respect to the obligations of the CA Investors, which shall be several (and not joint) from the other Investors; provided further, the obligations of each CA Investor shall be joint and several with respect to the other CA Investors.

2.12.6. For purposes of this Agreement:

(i) “Pro Rata Portion” shall mean each party’s pro rata share of the equity interests of Company Swiss IPCo as set forth on Exhibit F attached hereto, as may be equitably adjusted in connection with any Deficit Amount Payoff pursuant to Section 2.11.4.

(ii) “Transaction Expenses” shall mean, whether paid or incurred prior to, at or following the Closing, (a) Regulatory Filing Fees, (b) the Net Convertible Note Payments, (c) the third-party costs, fees and expenses (other than Taxes) incurred in connection with this Agreement, the Merger Agreement or the other Transaction Documents, or the transactions contemplated hereby or thereby, including in respect of legal, regulatory, accounting, paying agent, investment banking, data room or diligence services, financing, the D&O Insurance premium or lending services (including fairness opinion fees) (“Third-Party Fees”) for which an invoice has been provided for prior to the Closing pursuant to Section 2.12.4, (d) Third-Party Fees incurred in connection with any Transaction Litigation (and any claims made against any directors, officers or shareholders of the Company in their capacities as such in connection with the transactions) or any appraisal rights contemplated by Section 4.2(f) (Appraisal Rights) of the Merger Agreement for which an invoice has been provided for pursuant to Section 2.12.4, (e) Third-Party Fees incurred in connection with the Pre-Closing Restructuring (including the Phase I Restructuring), the Authentic & Investors Pre-Closing Restructuring and any restructuring or asset transfers contemplated in the Post-Closing Agreement

Term Sheet for which an invoice has been provided for pursuant to Section 2.12.4, (f) any payments, fees or expenses incurred with Authentic’s prior written consent in connection with obtaining any Third-Party Consents (for which reasonable supporting documentation has been provided), and (g) $1 million in connection with the funding of Company Swiss IPCo, which amount shall be payable at Closing. For the avoidance of doubt, Transaction Expenses shall not include any compensatory payments made to employees or independent contractors of the Company and its Subsidiaries in connection with, as a result of or relating to the transactions contemplated by the Merger Agreement or any other Transaction Documents or any Taxes with respect thereto (including any gross-up or similar payment); provided that the foregoing does not affect Authentic’s obligations to make the Authentic Contribution under the Merger Agreement in respect of the Company Equity Awards (excluding (1) any amounts due in respect of accrued and unpaid dividend equivalents or other amounts credited, in each case, in respect of any dividend or distribution with respect to Company Equity Awards, which shall be paid by the Surviving Corporation, and (2) for the avoidance of doubt, any employment, payroll or similar Taxes related to such payments).

2.13. Financing Cooperation.

2.13.1. From the date of this Agreement and continuing until the earlier of the Closing and the termination of the Merger Agreement pursuant to the terms thereof, the Investors shall reasonably cooperate with Authentic as reasonably requested in connection with Authentic’s arranging, obtaining and consummating any Debt Financing (subject to any limitations in Section 8.12 (Financing Cooperation) of the Merger Agreement, which shall apply to the Investors’ obligations hereunder, mutatis mutandis).

2.13.2. As promptly as reasonably practicable upon request from the Investors and following delivery of invoices and supporting documentation to Authentic, Authentic shall reimburse the Investors (or pay as directed by the Investors) for any reasonable and reasonably documented out-of-pocket costs and expenses (including documented and reasonable attorneys’ fees) incurred by the Investors in connection with the cooperation contemplated by this Section 2.13.

2.13.3. The Investors shall be indemnified and held harmless by Authentic from and against any and all Losses suffered or incurred by them in connection with any cooperation provided pursuant to this Section 2.13 or the provision of information utilized in connection therewith; in each case, except to the extent arising from the gross negligence, willful misconduct or Fraud of an Investor (as determined in a final, nonappealable judgment of a court of competent jurisdiction).

2.14. Merger Agreement Amendments, Waivers and Notices.

2.14.1. Authentic and, prior to the Parent Equity Transfer Effective Time, Parent and Merger Sub shall not agree to a Material Amendment to the Merger Agreement without the prior written consent of the Investor Representative.

2.14.2. Authentic shall not waive any of the conditions set forth in Section 9.1 (Conditions to Each Party’s Obligation to Effect the Pre-Closing Restructuring), Section 9.2(c) (No Material Adverse Effect), Section 10.1 (Conditions to Each Party’s Obligation to Effect the Closing) or Section 10.2(b) (Company Pre-Closing Restructuring) of the Merger Agreement without the prior written consent of the Investor Representative.

2.14.3. Authentic shall promptly share copies of any and all notices and other communications it makes or receives pursuant to the Merger Agreement with the Investor Representative, including pursuant to Section 8.8 (Notification of Certain Matters) of the Merger Agreement but excluding any notices and communications it makes or receives pursuant to Section 8.2 (Acquisition Proposals; Change of Recommendation) of the Merger Agreement.

2.14.4. From and after the Parent Equity Transfer Effective Time, the Investors shall cause Parent to share copies of any and all notices and other communications it makes or receives pursuant to the Merger

Agreement with Authentic, including pursuant to Section 8.8 (Notification of Certain Matters) of the Merger Agreement.

2.15. Publicity.

2.15.1. Authentic shall include the Investor Representative in any consultation with the Company pursuant to Section 8.9 (Publicity) of the Merger Agreement (but excluding any actions pursuant to Section 8.2 (Acquisition Proposals; Change of Recommendation) of the Merger Agreement). Prior to agreeing to the text of, or issuing, any press release or other public statements, disclosures or communications, including the initial press release, under Section 8.9 (Publicity) of the Merger Agreement (but excluding any actions pursuant to Section 8.2 (Acquisition Proposals; Change of Recommendation) of the Merger Agreement), Authentic shall consult with the Investor Representative, provide the Investor Representative with a reasonable opportunity for review and give due consideration to reasonable comments of the Investor Representative in connection with all consultations with the Company pursuant to Section 8.9 (Publicity) of the Merger Agreement. Notwithstanding the foregoing or the terms of the Confidentiality Agreement, (i) Authentic may make any public statements, disclosures or communications in response to inquiries from the press, analysts, investors, customers or suppliers or via industry conferences or analyst or investor conference calls, so long as such statements, disclosures or communications are not inconsistent in tone and substance with public statements, disclosures or communications previously made by the Company, Authentic or the Investors in compliance with the terms of this Agreement and the Merger Agreement, as applicable, and (ii) Authentic and its respective Affiliates may, without such consultation or consent, make disclosures and communications (a) to equityholders and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, and (b) on such Person’s website in the Ordinary Course of Business so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the parties hereto (or individually) in accordance with this Section 2.15.

2.16. Conflicts. To the extent Authentic reasonably determines after the date hereof that taking any action required to be taken by Authentic under this Agreement would reasonably be expected to constitute a breach of Authentic’s obligations under the Merger Agreement, (a) Authentic shall promptly notify the Investor Representative of such determination, and (b) Authentic shall not be required to comply with the terms of this Agreement solely to the extent that compliance with the terms of this Agreement would reasonably be expected to constitute a breach of the Merger Agreement.

2.17. Representations and Warranties of Each Investor. Each Investor hereby represents and warrants, severally and not jointly, as of the date hereof and as of the Closing Date, that:

2.17.1. (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action and (if such Investor is an entity) do not contravene any provision of such Investor’s charter, partnership agreement, operating agreement or similar organizational documents or any Law or contractual restriction binding on such Investor or its assets; (ii) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this Agreement by such Investor (other than those contemplated by the Merger Agreement and the Filings required to be filed by any Investor) have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this Agreement; and (iii) this Agreement constitutes a legal, valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, subject to the Bankruptcy and Equity Exception.

2.17.2. Such Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its investment pursuant to the Pre-Closing Restructuring Plan, the Merger Agreement and this Agreement (“Applicable Equity Interests”), including the risk that such Investor could lose the entire value of the Applicable Equity Interests, and has so evaluated the merits and risks of such purchase. Such Investor has been given access to the kind of information and the documents concerning the Applicable Equity Interests. Such Investor has made such independent investigation of the Applicable Equity Interests as such Investor deems to be necessary or advisable in connection with the acquisition of the Applicable Equity Interests, and is able to bear the economic and financial risk of acquiring the Applicable Equity Interests (including the risk that such Investor could lose the entire value of the Applicable Equity Interests). Such Investor did not make a decision to acquire the Applicable Equity Interests as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any general solicitation of a subscription of the Applicable Equity Interests by a person not previously known to such Investor. Such Investor acknowledges that neither Authentic nor any of its Affiliates has rendered or will render any securities valuation advice or other advice to such Investor, and such Investor is not agreeing to purchase the Applicable Equity Interests in reliance upon, or with the expectation of, any such advice.

2.17.3. Solely with respect to the Investors, none of the Investors nor any of their Affiliates has entered into (or agreed to enter into) or, prior to the termination of this Agreement pursuant to Section 1.1, will enter into (or agree to enter into), any agreement, arrangement or understanding with any of the Company or any Affiliate thereof, or any other potential investor, acquiror or group of potential investors or acquirors, in each case with respect to the subject matter of this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby other than the Merger Agreement, this Agreement and the other Ancillary Transaction Agreements.

2.17.4. None of the Investors nor any of their Affiliates holds a controlling interest in any entity that competes with the Company to the extent that any such holdings would reasonably be expected to prevent or materially delay the expiration or termination of the waiting period under the HSR Act or any other Antitrust Laws or Foreign Direct Investment Laws or Foreign Subsidies Regulation in connection with the Merger Agreement or the transactions contemplated hereby or thereby.

2.17.5. Since January 1, 2022, there are no material Proceedings against the Investors or any of their Affiliates pending or, to the actual knowledge of the Investors, threatened in writing against the Investors or any of their Affiliates that would reasonably be expected to have, individually or in the aggregate, an Investors Material Adverse Effect. Neither the Investors nor any of their Affiliates (nor any of their respective properties, assets or businesses) is a party to or subject to the provisions of any Order that would reasonably be expected to have, individually or in the aggregate, an Investors Material Adverse Effect.

2.17.6. Each Investor specifically understands and agrees that, except as set forth in this Agreement, Authentic has not made nor will it make any representation or warranty to the Investors with respect to the terms, value or any other aspect of the transactions contemplated hereby, and Authentic explicitly disclaims any warranty, express or implied, with respect to such matters. In addition, each Investor specifically acknowledges, represents and warrants that it is not relying on Authentic for its due diligence concerning, or evaluation of, the Company or its assets or businesses.

2.18. Representations and Warranties of Authentic. Authentic hereby represents and warrants as of the date hereof and as of the Closing Date, that:

2.18.1. As of the date of this Agreement, all of the issued and outstanding membership units of Authentic have been duly authorized and are validly issued, fully paid and non-assessable and owned by Authentic. Authentic has provided to the Investor Representative a true, correct and complete copy of Authentic’s Operating Agreement, which includes a statement of the ownership interests in Authentic as of the date hereof.

2.18.2. (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action and do not contravene any provision of Authentic’s operating agreement or any Law or contractual restriction binding on Authentic or its assets; (ii) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this Agreement by Authentic (other than those contemplated by the Merger Agreement) have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this Agreement; and (iii) this Agreement constitutes a legal, valid and binding obligation of Authentic enforceable against such party in accordance with its terms, subject to the Bankruptcy and Equity Exception.

2.18.3. The authorized capital stock of Parent consists of 1,000 shares of common stock of Parent, par value $0.01 per share. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock of Merger Sub, par value $0.01 per share. As of the date of this Agreement and as of immediately prior to the Parent Equity Transfer Effective Time, (a) all such shares were issued and outstanding, (b) all of the outstanding shares of capital stock of Parent and Merger Sub have been duly authorized and are validly issued, fully paid and non-assessable and owned by Authentic (or, in the case of Merger Sub, by Parent), and (c) neither Parent nor Merger Sub has conducted any business and has no properties, assets, obligations or liabilities of any nature, in each case other than those incident to its organization and pursuant to the Merger Agreement and the transactions contemplated by the Merger Agreement.

2.18.4. Authentic has provided to the Investor Representative true, correct and complete copies of the following financial statements (collectively the “Financial Statements”): (i) audited consolidated balance sheets of Authentic as of December 31, 2024, December 31, 2023 and December 31, 2022, and the related audited statements of operations, income and cash flows for each of the fiscal years then ended; and (ii) an unaudited balance sheet of Authentic as of March 31, 2025 and the related unaudited statements of income and cash flows for the three-month period then ended (collectively, the “Interim Financial Statements”). The Financial Statements are accurate and complete and present fairly, in all material respects, the consolidated financial position, results of operations, members’ equity and cash flows of Authentic at the dates and for the time periods indicated and have been prepared in accordance with GAAP, consistently applied throughout the periods indicated, and reviewed by the management of Authentic, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments and the absence of notes. The Financial Statements were derived from the books and records of Authentic, which are accurate and complete, in all material respects, and contain no material inaccuracies or discrepancies. To Knowledge of Authentic, there are no significant deficiencies or material weaknesses in the design or operation of Authentic’s internal controls that reasonably may adversely affect the ability of Authentic to record, process, summarize and report financial information, and, to the Knowledge of Authentic, Authentic’s internal controls and procedures are sufficient to ensure that the Financial Statements are accurate in all material respects.

2.18.5. Neither Authentic nor any of its Affiliates holds a controlling interest in any entity that competes with the Company to the extent that any such holdings would reasonably be expected to prevent or materially delay the expiration or termination of the waiting period under the HSR Act or any other Antitrust Laws or Foreign Direct Investment Laws or Foreign Subsidies Regulation in connection with the Merger Agreement or the transactions contemplated hereby or thereby.

2.18.6. Since January 1, 2022, there are no material Proceedings against Authentic or any of its Subsidiaries pending or, to the Knowledge of Authentic, threatened in writing against Authentic or any of its Subsidiaries that would reasonably be expected to have, individually or in the aggregate, an Authentic Material Adverse Effect. Neither Authentic nor any of its Subsidiaries (nor any of their respective properties, assets or businesses) is a party to or subject to the provisions of any Order that would reasonably be expected to have, individually or in the aggregate, an Authentic Material Adverse Effect.

2.18.7. Authentic has not entered into (or agreed to enter into) or, prior to the termination of this Agreement pursuant to Section 1.1, will enter into (or agree to enter into), any agreement, arrangement or understanding with any of the Investors or any other potential investor, acquiror or group of potential investors or acquirors, in each case with respect to the subject matter of this Agreement, the Merger

Agreement or the transactions contemplated hereby or thereby or with respect to acquiring any material portion of the assets of the Company or any of its subsidiaries other than the Merger Agreement, this Agreement and any of the other Ancillary Transaction Agreements.

2.18.8. Authentic specifically understands and agrees that, except as set forth in this Agreement, the Investors have not made nor will they make any representation or warranty to Authentic with respect to the terms, value or any other aspect of the transactions contemplated hereby, and each Investor explicitly disclaims any warranty, express or implied, with respect to such matters. In addition, Authentic specifically acknowledges, represents and warrants that it is not relying on any Investor for its due diligence concerning, or evaluation of, the Company or its assets or businesses.

2.19. Transfer Taxes. Authentic, on the one hand, and the Investors, on the other hand, shall each bear their respective Pro Rata Portion of any transfer, sales, use, value added, stamp, registration, documentary or other similar non-income Taxes, fees or charges payable as a result of the consummation and completion of the Pre-Closing Restructuring and the Authentic & Investors Pre-Closing Restructuring. The parties hereto shall cooperate on a reasonable basis in connection with preparing and filing any Tax Returns required to be filed with respect to any such Taxes, fees or charges and obtaining any exemptions from or reductions in any such Taxes, fees or charges.

2.20. Additional Tax Payments.

2.20.1. Authentic, on the one hand, and the Investors, on the other hand, shall each bear their respective IPCo Pro Rata Portion of the Step-Up Structure Taxes.

2.20.2. No later than February 1 of the taxable year after the taxable year in which the Closing occurs, Parent shall deliver to Authentic a statement (the “Additional Payment Statement”) setting forth the calculation of (i) the Step-Up Structure Taxes and (ii) the Additional Step-Up Payments owed by Authentic and the Investors. Parent shall provide all information reasonably requested by Authentic in connection with its review of the Additional Payment Statement. Authentic shall submit its written comments to the Additional Payment Statement to Parent no later than 30 days after its receipt thereof. Authentic and Parent shall cooperate in good faith to resolve such comments, and if such comments cannot be so resolved within 15 days after such comments were submitted by Authentic, the disputed items shall be referred to a nationally recognized tax accounting firm mutually agreed by Authentic and Parent (the “Tax Accounting Firm”) for resolution. In the absence of manifest error, such accounting firm’s determination will be conclusive and binding upon each party hereto. The fees and expenses of the Tax Accounting Firm shall be borne by Authentic, on the one hand, and Parent, on the other hand, based on the percentage which the portion of the Step-Up Structure Taxes as determined by the Tax Accounting Firm exceeds or is less than the amount of Step-Up Structure Taxes asserted by such party. Authentic and the Investors shall pay or cause to be paid to Parent their respective Additional Step-Up Payments no later than ten days after the final determination thereof. Upon the filing of the income tax returns of the Company for the taxable year in which the Closing occurs, the parties will redetermine the Step-Up Structure Taxes and the Additional Step-Up Payment based on such as-filed income tax returns in accordance with the procedures set forth in this Section 2.20.2 (such redetermined Additional Step-Up Payment, the “Final Additional Step-Up Payment”). If the Final Additional Step-Up Payment exceeds the Additional Step-Up Payment as originally determined pursuant to this Section 2.20.2, then Authentic, on the one hand, and the Investors, on the other hand, shall each bear their respective portion of such excess, if any; and, if the Additional Step-Up Payment as originally determined pursuant to this Section 2.20.2 exceeds the Final Additional Step-Up Payment, then Parent shall return to Authentic, on the one hand, and the Investors, on the other hand, their respective portion of such excess, if any. Any payments required by the preceding sentence shall be made no later than ten (10) days after the final determination of the Final Additional Step-Up Payment.

2.20.3. The parties hereto acknowledge and agree that the Additional Step-Up Payments shall be treated as additional purchase price paid in the Equity Purchase (except, in the case of the Investors, to the extent the cash used to fund their respective portions of the Step-Up Structure Taxes is cash of Parent, Glow

OpCo Holdings or any of their respective subsidiaries), and the parties shall, and shall cause their Affiliates (including Company Swiss IPCo and Company US IPCo) to file all Tax Returns consistent therewith, and not to take any position contrary thereto in any audit or proceeding with respect to Taxes.

2.20.4. For purposes of this Section 2.20, the following terms shall have the following meanings:

(i) “Additional Step-Up Payment” shall mean, with respect to each of Authentic, on the one hand, and the Investors, on the other, a payment equal to (i) such party’s IPCo Pro Rata Portion of the Step-Up Structure Taxes divided by (ii) a percentage equal to one minus the effective federal, state and foreign Tax rate of the Company with respect to the taxable income arising by reason of receipt of the Additional Step-Up Payment (determined on a “with and without” basis and expressed as a percentage) as mutually agreed by Authentic and the Investors Representative, except, in the case of the Investors, to the extent the cash used to fund their respective portions of the Step-Up Structure Taxes is cash of Parent, Glow OpCo Holdings or any of their respective subsidiaries, in which case their Additional Step-Up Payments will be equal to their respective IPCo Pro Rata Portion of the Step-Up Structure Taxes.

(ii) “IPCo Pro Rata Portion” shall mean, with respect to Authentic and the Investors, the share of the equity interests of the Acquired IPCo Equity owned by the Affiliates of Authentic and the Investors, respectively, as set forth on Exhibit G attached hereto.

(iii) “Step-Up Structure Taxes” means (i) the Taxes incurred by the Company under Section 4501 of the Code by reason of the Merger and (ii) the additional U.S. federal (and applicable state, local and foreign) income tax liability incurred as a result of the Equity Purchase by the Company, whether payable on a standalone or group basis, for the taxable year ending on (or including) the Closing Date. For purposes of clauses (i) and (ii), the liability shall be computed on a “with and without” basis treating the tax items arising by reason of the Merger and the Equity Purchase as the last items includible on the applicable Tax Return, and, in the case of clause (ii), by treating the taxable year of the Company and all of its Subsidiaries as ending as of the end of the day on the Closing Date.

2.21. Investor Representative. Each of the Investors hereby irrevocably appoint each of Paul Marciano and Carlos Alberini as an “Investor Representative” and in such capacity as its agent and attorney-in-fact to take such action as agent and attorney-in-fact on its, her or his behalf and to exercise such powers under this Agreement and any other Transaction Document which require any form of approval or consent of any Investor, together with all such powers as are reasonably incidental thereto. All actions taken by either Investor Representative under this Agreement and any other Transaction Document shall be binding upon the Investors and their successors as if expressly confirmed and ratified in writing by each of them. Authentic shall be entitled to deal exclusively with the Investor Representatives on behalf of any and all Investors with respect to all matters relating to this Agreement and any other Transaction Document, and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Investor by an Investor Representative, and on any other action taken or purported to be taken on behalf of any Investor by an Investor Representative, as fully binding upon such Investor. Without limiting the generality of the foregoing, each Investor Representative, acting alone without the consent of any other Investor, is hereby authorized by each Investor to (i) take any and all actions under this Agreement without any further consent or approval from any other Person, (ii) receive or give notices hereunder, and/or (iii) execute and deliver documents, releases and/or receipts hereunder. The parties confirm their understanding that each Investor Representative is also an Investor, and that the Investor Representatives will have the same rights and powers under this Agreement as the other Investors and may exercise or refrain from exercising the same as though it were not an Investor Representative. This Section 2.21 sets forth all of the duties of the Investor Representatives with respect to any and all matters pertinent hereto. No implied duties or obligations will be read into this Agreement or any of the Transaction Documents against any Investor Representative. The obligations of the Investor Representatives hereunder and under the Transaction Documents are only those expressly set forth herein and therein.

2.22. Certain Agreements. Each of the Investors and Authentic hereby agree to take the actions set forth on Exhibit H.

2.23. Customer Information.

2.23.1. Prior to the Closing, the Investors shall cooperate with Authentic and use commercially reasonable efforts to provide to Authentic, at Authentic’s sole cost and expense, information necessary for Authentic to determine which portion of the Customer Information (defined below) that was obtained by the Company or any of its Wholly-Owned Subsidiaries in the 36 months prior to the date hereof, can be transferred to, and owned, used and processed by, Company US IPCo, Company Swiss IPCo or Authentic, as applicable, under applicable Law, including copies of privacy notices relating thereto. As used herein, “Customer Information” means information provided by or obtained from customers or other website users of the e-commerce website(s) used by the “Guess” business or otherwise provided by or obtained from customers of the “Guess” business, including, as applicable, the name, mailing address, telephone number, e-mail address, mailing and subscriber lists, order and order processing information (including order history) and any other identifying information or related contact information provided by or obtained from such customers. For the avoidance of doubt, neither the costs and expenses associated with the foregoing nor any amounts indemnifiable under Section 2.23.2 shall be considered or included as a Transaction Expense, and none shall be borne by the Company, the Investors or any of its or their Affiliates. Authentic shall be solely responsible for paying (or causing to be paid) the costs and expenses associated with the foregoing and the indemnity in Section 2.23.2.

2.23.2. Authentic shall defend, indemnify, and hold harmless each of the Company and its Affiliates (including the Surviving Corporation and its Affiliates), Company Swiss IPCo, Company US IPCo, the Investors, parent and affiliated entities of any of the foregoing, and the officers, directors, employees, agents, successors, and assigns of any of the foregoing (collectively, the “Data Privacy Indemnitees”) from and against any and all claims, demands, actions, suits, investigations, proceedings, liabilities, losses, damages, fines, penalties, judgments, settlements, and reasonable and documented costs and expenses (including, without limitation, reasonable and documented internal IT costs, attorneys’ fees, expert fees, costs of consultants, and costs of investigation, litigation, characterization of personal information, breach notices, compliance hotlines and call centers) that are incurred by, imposed upon, or asserted against any Data Privacy Indemnitee to the extent arising out of, relating to, or resulting from claims brought by third parties (whether as a single plaintiff, multiple plaintiffs, class, or governmental authority) and relating to Authentic’s, any of its Affiliates’, Company Swiss IPCo’s and Company US IPCo’s ownership, analysis, interpretation, classification, processing, handling, disclosure, or other use of any personally identifiable, or other, information of customers and website users of the Company or any of its Affiliates that was in the possession of the Company or any of its Affiliates prior to Closing, including all Customer Information, including, as applicable, the name, mailing address, telephone number, e-mail address, mailing and subscriber lists, order and order processing information (including order history) and any other identifying information or related contact information included in the Customer Information. The Investor Representative shall, or shall permit the Data Privacy Indemnitees to, provide Authentic with prompt written notice of any claim for which indemnification is sought; provided that, failure to give such notice shall not relieve Authentic of its obligations except to the extent Authentic is materially prejudiced thereby. Authentic shall have sole control of the defense and settlement of any such claim and shall be entitled to assume the defense of any such claim with counsel reasonably satisfactory to the Investors Representative; provided that, Authentic shall not settle any claim that imposes any liability or obligation on, or results in any admission by, any Data Privacy Indemnitee without the written consent of the Company or Investors Representative, as applicable, (which consent shall not be unreasonably withheld or delayed). The Company and the Investors Representative shall have the right to participate in such defense with counsel of their own choosing but Authentic shall not be liable for any legal expenses of other counsel subsequently incurred in connection with the defense thereof unless (i) Authentic has agreed in writing to pay such fees and expenses, (ii) Authentic shall have failed to employ counsel reasonably satisfactory to the Investors Representative within 10 business days after receipt of notification from the Investors Representative that such counsel is not reasonably satisfactory or (iii) the Investors Representative shall have been advised by counsel that there are actual or reasonably likely potential conflicting interests between Authentic and the Data Privacy Indemnitees; provided that Authentic shall not, in connection with any one such action or proceeding, be liable for the fees and expenses of more than one separate firm of attorneys per such action or proceeding for all Data Privacy Indemnitees in connection with such claim except (A) to the extent the Investors Representative or any Data Privacy Indemnitee has been advised by counsel that there are actual or reasonably likely potential conflicting interests between such Data Privacy Indemnitee and any other Data Privacy Indemnitee and (B) for required local counsel engagements. Authentic’s obligations under this Section 2.23.2 are primary and not contributory with, and shall be in addition to, any insurance maintained by Authentic.

3. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

“Ancillary Transaction Agreements” shall mean this Agreement, the Voting Agreement, the Investor Loans Documentation, the Pre-Closing Restructuring Documentation, the Letter of Direction, the Company IPCo JV Agreements, the License Agreement, and the Post-Closing Agreement Term Sheet.

“CA Investors” shall mean the Investors identified on Annex 2 as CA Investors.

“Fraud” means, with respect to a party hereto, intentional and knowing common law fraud under Delaware law in the representations and warranties set forth in this Agreement or in any other Transaction Document to which such Person is a party.

“Glow OpCo Holdings” means the entity to be organized in connection with the completion of the transactions and that is identified as such (or as Gold OpCo Holdings) in Schedule 1 to Exhibit E.

“Investors Material Adverse Effect” means any Effect that materially prevents, materially impairs or materially delays the ability of the Investors to timely consummate the transactions contemplated by this Agreement or any other Transaction Document.

“Losses” means any losses, liabilities, costs, penalties, damages, fines and expenses (including reasonable attorneys’ fees), damages, payments, judgments or other liabilities or obligations.

“Material Amendment” means any amendment of the Merger Agreement that would (a) increase the Per Share Merger Consideration (other than in connection with an Acquisition Proposal or Superior Proposal), (b) modify any obligations of Parent or Merger Sub with respect to the period following the Parent Equity Transfer Effective Time, (c) modify the Phase I Restructuring or the Pre-Closing Restructuring Plan if such modification would violate the terms of this Agreement, (d) modify, remove or waive any of the closing conditions that may not be waived hereunder without the prior written consent of the Investor Representative, or (e) make any other modification that would reasonably be expected to materially and adversely affect any Investor or its Affiliates (including, from and after the Parent Equity Transfer Effective Time, Parent and Merger Sub and any successor thereto).

“MM Investors” shall mean the Investors identified on Annex 2 as MM Investors.

“OpCo Investors” means the CA Investors and the PM Investors (except as otherwise noted on Annex 2).

“PM Investors” shall mean the Investors identified on Annex 2 as PM Investors.

“Transactions” shall mean the transactions contemplated by the Merger Agreement and the other instruments, agreements and documents contemplated thereby.

“Willful and Material Breach” means, with a respect to a party hereto, a material breach of any representation, warranty, covenant or agreement set forth in this Agreement or in any other Transaction Document to which such Person is a party, in each case, that is a consequence of an act or failure to act by a party with the actual knowledge that the taking of such act or failure to act would cause, or would reasonably be expected to result in, such material breach.

4. MISCELLANEOUS.

4.1. Amendment.

4.1.1. Subject to the provisions of applicable Law, at any time prior to the consummation of the Transactions, Paul Marciano, Maurice Marciano, Carlos Alberini and Authentic may modify or amend this Agreement by written agreement, executed and delivered by each of Paul Marciano, Maurice Marciano, Carlos Alberini and Authentic.

4.1.2. At any time prior to the consummation of the Transactions, any party may, to the extent permitted by applicable Law, waive any provision of this Agreement in whole or in part (including by extending the time for the performance of any of the obligations or other acts of the other parties); provided, however, that any such waiver shall only be effective if made in a written instrument duly executed and delivered by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.2. Severability. The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that the parties intend that the remedies and limitations thereon contained in this Agreement, including Section 4.4, shall not be severable in any manner that increases the liabilities or obligations hereunder of any party.

4.3. Remedies. The parties hereto agree that, except as provided herein, this Agreement will be enforceable by all available remedies at Law or in equity.

4.4. Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury Governing Law and Venue; Waiver of Jury Trial.

4.4.1. This Agreement and all Proceedings against any other party hereto in connection with, arising out of or otherwise relating to this Agreement, shall be interpreted, construed, governed by, and enforced in accordance with, the Laws of the State of Delaware, including its statutes of limitations, without regard to the conflict of laws provisions, rules or principles thereof (or any other jurisdiction) to the extent that such provisions, rules or principles would direct a matter to another jurisdiction.

4.4.2. Each of the parties hereto agrees that: (i) it shall bring any Proceeding against any other party hereto in connection with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement exclusively in the Chosen Courts; and (ii) solely in connection with such Proceedings, (A) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) irrevocably waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (C) irrevocably waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto, (D) agrees that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 4.7 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof and (E) it shall not assert as a defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 4.4.2 or that any Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts.

4.4.3. Each party hereto acknowledges and agrees that any Proceeding against any other party which may be connected with, arise out of or otherwise relate to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement is expected to involve complicated and difficult issues, and therefore each party hereto irrevocably and unconditionally waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any such Proceeding. Each party hereto hereby acknowledges and certifies that (i) no Representative of the other parties hereto has represented, expressly or otherwise, that such other parties would not, in the event of any Proceeding, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of this waiver, (iii) it makes this waiver voluntarily and (iv) it has been induced to enter into this Agreement, the instruments and other documents delivered pursuant to this Agreement and the transactions contemplated by this Agreement by, among other things, the mutual waivers, acknowledgments and certifications set forth in this Section 4.4.3.

4.5. Other Agreements; Assignment. This Agreement, together with the Merger Agreement and the other agreements referenced herein and in the Merger Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters. Other than as expressly provided herein, this Agreement shall not be assigned without the prior written consent of the parties hereto; provided, that Authentic may assign its rights and obligations hereunder to any assignee of Authentic’s obligations under the Merger Agreement pursuant to an agreement permitted in accordance with the Merger Agreement.

4.6. Confidentiality. For the avoidance of doubt, Authentic and the Investors hereby agree that all information supplied by or on behalf of any of the other parties to this Agreement in connection with this Agreement and the Merger Agreement shall be treated in accordance with the Confidentiality Agreement among Authentic, Paul Marciano, Maurice Marciano and Carlos Alberini, dated April 30, 2025 (the “Confidentiality Agreement”), which shall remain in full force and effect in accordance with its terms.

4.7. Notices. All notices and other communications given or made hereunder by one or more parties hereto to one or more of the other parties shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (New York time) (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by nationally recognized overnight courier service upon the party or parties for whom it is intended or (b) sent by email. Such communications must be sent to the respective parties at the following street addresses or email addresses (as may be amended, supplemented or modified from time to time in writing) (it being understood that rejection or other refusal to accept or the inability to deliver because of changed street address or email address of which no notice was given in accordance with this Section 4.7 shall be deemed to be receipt of such communication as of the date of such rejection, refusal or inability to deliver).

if to Authentic:

c/o Authentic Brands Group LLC

1411 Broadway, 21st Floor

New York, New York 10018

Attention: Jay Dubiner

Email: [***]

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention:	Michael Anastasio
Ian Nussbaum
Email: Michael.Anastasio@lw.com
Ian.Nussbaum@lw.com

if to an Investor, to the Investor Representative:

Paul Marciano

Carlos Alberini

1444 South Alameda Street

Los Angeles, CA 90021

Email:	[***] [***]

with a copy to (which shall not constitute notice):

Jones Day

250 Vesey Street

New York, NY 10281

Attention:	Andy Levine and Braden McCurrach
Email:	amlevine@jonesday.com and bmccurach@jonesday.com

From time to time any party hereto may provide notice to the other parties of a change in its address through notice given in accordance with this Section 4.7.

4.8. No Partnership or Agency. Nothing in the Agreement shall constitute a partnership between the parties hereto or any of them or constitute any such person as agent of any other for any purpose whatever and none shall have authority or power to bind the others or to contract in the name of or create liability against the others in any way or for any purpose save as expressly authorized in writing from time to time.

4.9. No Third Party Beneficiaries. The parties hereto hereby agree that their respective representations, warranties, covenants and agreements set forth in this Agreement shall be binding upon and are solely for the benefit of the other parties hereto, subject to the terms and conditions of this Agreement, and this Agreement is not intended to, and does not, confer upon any other Person any rights or remedies, express or implied, hereunder; provided, that the Data Privacy Indemnitees are express third party beneficiaries of Section 2.23 (Customer Information).

4.10. No Duty. In making any determination contemplated by this Agreement, except as otherwise set forth herein with respect to the Investor Representative, each Investor may make such determination in its sole and absolute discretion, taking into account only such Investor’s own views, self-interest, objectives and concerns. No Investor shall have any fiduciary or other duty to any other Investor or to Authentic except as expressly set forth in this Agreement.

4.11. Fiduciary Duties; Non-Recourse to Company. No Investor executing this Agreement who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer. Nothing herein shall limit or affect any actions taken (or any failures to act) by an Investor in such Investor’s capacity as a director or officer of the Company. For the avoidance of doubt, prior to the Closing, no obligation of any Investor hereunder shall be deemed to be an obligation of the Company, or to bind the Investors to cause the Company to take any actions in their capacities as directors or officers of the Company and its Affiliates.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) as of the date first above written.

AUTHENTIC BRANDS GROUP LLC

By:	/s/ Jay Dubiner
Name:	Jay Dubiner
Title:	Chief Legal Officer

[Signature Page to Interim Investors Agreement]

PAUL MARCIANO

/s/ Paul Marciano
Name: Paul Marciano

[Signature Page to Interim Investors Agreement]

NICOLAI MARCIANO

/s/ Nicolai Marciano
Name: Nicolai Marciano

[Signature Page to Interim Investors Agreement]

CARLOS ALBERINI

/s/ Carlos Alberini
Name: Carlos Alberini

[Signature Page to Interim Investors Agreement]

PAUL MARCIANO TRUST

/s/ Paul Marciano
Name: Paul Marciano, as trustee of the Paul Marciano Trust, dated February 20, 1986

[Signature Page to Interim Investors Agreement]

PM 2021 EXEMPT TRUST

/s/ Robert E. Armstrong
Palma Fiduciary, LLC, as trustee of the PM 2021 Exempt Trust, dated July 12, 2021
By: Robert E. Armstrong
Title: Trust Officer

[Signature Page to Interim Investors Agreement]

ENRG CAPITAL LLC, a California limited liability company

By:	/s/ William F. Payne
Name: William F. Payne
Title: Manager

[Signature Page to Interim Investors Agreement]

G FINANCIAL HOLDINGS, LLC, a California limited liability company

By:	/s/ Michael Karlin
Name: Michael Karlin
Title: Manager

[Signature Page to Interim Investors Agreement]

G FINANCIAL HOLDINGS II, LLC, a California limited liability company

By:	/s/ Michael Karlin
Name: Michael Karlin
Title: Manager

[Signature Page to Interim Investors Agreement]

G2 TRUST

/s/ David Tordjman
David Tordjman, as trustee of the G2 Trust, dated June 29, 2010

[Signature Page to Interim Investors Agreement]

EXEMPT G2 TRUST

/s/ David Tordjman
David Tordjman, as trustee of the Exempt G2 Trust, dated June 29, 2010

[Signature Page to Interim Investors Agreement]

ALBERINI FAMILY LLC

By:	/s/ Carlos Alberini
Name: Carlos Alberini
Title: Member

[Signature Page to Interim Investors Agreement]

CARLOS AND ANDREA ALBERINI TRUST

/s/ Carlos Alberini
Carlos Alberini, as trustee of the Carlos and Andrea Alberini Trust

[Signature Page to Interim Investors Agreement]

MM CRUT LLC, a Delaware limited liability company

By:	/s/ Mark Silah
Name: Mark Silah
Title: Manager

[Signature Page to Interim Investors Agreement]

MM CRUT II LLC, a Delaware limited liability company

By:	/s/ Michael Karlin
Name: Michael Karlin
Title: Manager

[Signature Page to Interim Investors Agreement]

MAURICE MARCIANO CHARITABLE REMAINDER UNITRUST

/s/ Robert E. Armstrong
Palma Fiduciary, LLC, as trustee of the Maurice Marciano Charitable Remainder Unitrust, dated October 13, 2014

By:	Robert E. Armstrong
Title:	Trust Officer

[Signature Page to Interim Investors Agreement]

MAURICE MARCIANO CHARITABLE REMAINDER UNITRUST II

/s/ Robert E. Armstrong
Palma Fiduciary, LLC, as trustee of the Maurice Marciano Charitable Remainder Unitrust II, dated September 30, 2015

By:	Robert E. Armstrong
Title:	Trust Officer

[Signature Page to Interim Investors Agreement]

PAUL MARCIANO FOUNDATION, a Nevada nonprofit corporation

By:	/s/ Paul Marciano
Name: Paul Marciano
Title: President

[Signature Page to Interim Investors Agreement]

MM 2020 EXEMPT TRUST

/s/ Robert E. Armstrong
Palma Fiduciary, LLC, as trustee of the MM 2020 Exempt Trust, dated February 19, 2020

By:	Robert E. Armstrong
Title:	Trust Officer

[Signature Page to Interim Investors Agreement]

MAURICE MARCIANO TRUST

/s/ Paul Marciano
Name: Paul Marciano, as trustee of the Maurice Marciano Trust, dated February 24, 1986

[Signature Page to Interim Investors Agreement]

MAURICE MARCIANO FAMILY FOUNDATION, a Nevada nonprofit corporation

By:	/s/ William F. Payne
Name: William F. Payne
Title: President

[Signature Page to Interim Investors Agreement]

CAROLEM CAPITAL, LLC, a California limited liability company

By:	/s/ William F. Payne
Name: William F. Payne
Title: Manager

[Signature Page to Interim Investors Agreement]

NEXT STEP CAPITAL LLC, a California limited liability company

By:	/s/ Michael Karlin
Name: Michael Karlin
Title: Manager

[Signature Page to Interim Investors Agreement]

NEXT STEP CAPITAL II LLC, a California limited liability company

By:	/s/ Michael Karlin
Name: Michael Karlin
Title: Manager

[Signature Page to Interim Investors Agreement]

NONEXEMPT GIFT TRUST UNDER THE NEXT STEP TRUST

/s/ Paul Marciano
Name: Paul Marciano, as trustee of the Nonexempt Gift Trust under the Next Step Trust, dated July 6, 2011

[Signature Page to Interim Investors Agreement]

EXEMPT GIFT TRUST UNDER THE NEXT STEP TRUST

/s/ Paul Marciano
Name: Paul Marciano, as trustee of the Exempt Gift Trust under the Next Step Trust, dated July 6, 2011

[Signature Page to Interim Investors Agreement]

c/o Corporate Election Services P. O. Box 1150 Pittsburgh, PA 15230	V O T E B Y T E L E P H O N E
Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone phone, and follow the instructions to record your vote.
V O T E B Y I N T E R N E T
Have your proxy card available when you access the website either directly through www.cesvote.com or via QR Code and follow the instructions to record your vote.
V O T E B Y M A I L
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Internet Access the Internet site and cast your vote: www.cesvote.com	QR Code Scan with a mobile device	Telephone Call Toll-Free: 1-888-693-8683	Mail Return your proxy card form in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week! If you vote by telephone or Internet, please do NOT send your proxy by mail.

 Proxy must be signed and dated below. Please fold and detach card at perforation before mailing.

GUESS?, INC.	PROXY CARD

The Guess Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.

1.

To adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), dated as of August 20, 2025, by and among Guess?, Inc. (“Guess”), Authentic Brands Group LLC, Glow HoldCo 1, Inc. (“Parent”) and Glow Merger Sub 1, Inc. (“Merger Sub”) and approve the merger of Merger Sub, a wholly owned subsidiary of Parent, with and into Guess (the “Merger”), and a resolution approving the Disposition (as defined in the Proxy Statement) (the “Merger Proposal”).

FOR	AGAINST	ABSTAIN

2.	To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Guess to its named executive officers in connection with the Merger.

FOR	AGAINST	ABSTAIN

3.

To adjourn the Special Meeting of Stockholders, from time to time, to a later date or dates, if deemed by the Special Committee, composed solely of independent and disinterested directors and formed by the Guess Board of Directors, to be necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal.

FOR	AGAINST	ABSTAIN

Stockholder Signature (Title)	Date

Stockholder Signature, if jointly held (Title)	Date

INSTRUCTIONS: Please sign exactly as your name(s) appears(s) on this proxy card. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

The Special Meeting of Stockholders of Guess?, Inc.

will be held on November 21, 2025, at 9:00 a.m. Pacific Time virtually via live audio webcast at

www.cesonlineservices.com/gessm_vm

Important: If you plan to attend the Special Meeting of Stockholders virtually you must pre-register at www.cesonlineservices.com/gessm_vm no later than 9:00 a.m. Pacific Time on November 20, 2025. You will need your 11-digit Control Number to pre-register to attend the virtual meeting. Your 11-digit Control Number can be found on the reverse side of this form.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders To Be Held on November 21, 2025

The Notice of Special Meeting, Proxy Statement and Schedule 13E-3 are available at www.viewourmaterial.com/ges

 Please fold and detach card at perforation before mailing.

GUESS?, INC.	PROXY CARD

PROXY SOLICITED ON BEHALF OF THE GUESS BOARD OF DIRECTORS

The undersigned hereby appoint(s) Fabrice Benarouche and Anne Deedwania, or each of them acting alone, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Guess?, Inc. (“Guess”) that the undersigned would be entitled to vote if present at the Special Meeting of Stockholders to be held on November 21, 2025 at 9:00 a.m. Pacific Time, or any adjournments or postponements thereof, virtually via live audio webcast available at www.cesonlineservices.com/gessm_vm, and hereby revoke(s) any proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of Guess held by the undersigned.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN, OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS OR THEIR SUBSTITUTES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

This proxy is revocable and the undersigned may revoke it at any time prior to its exercise. Attendance of the undersigned at the Special Meeting of Stockholders or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned votes said shares during such meeting in accordance with the procedures set forth with respect thereto.

This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal Securities laws.

(Continued and to be voted on reverse side.)